UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23147
First Trust Exchange-Traded Fund VIII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
August 31
Date of reporting period:
August 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Income Opportunities ETF
FCEF | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Income Opportunities ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FCEF. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Income Opportunities ETF	$94(1)	0.85%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 21.94% for the 12 months ended August 31, 2024. The Fund outperformed its blended benchmark, which consists of the following two indexes: 60% of the First Trust Equity Closed-End Fund Total Return Index, and 40% of the First Trust Taxable Fixed Income Closed-End Fund Total Return Index. The blended benchmark returned 21.00% for the same Period.
This outperformance was a result of several factors including the security selection within the portfolio, sector selection as well as the Fund’s ability to actively manage positions on a continuous basis. Strength across the board in closed-end funds allowed the Fund to move out of previously established defensive positions and into funds which had the best potential for growth in the current market environment.
The Fund posted strong performance during the Period on anticipation that the Federal Reserve would begin to lower interest rates in an effort to encourage growth in a slowing economy. Strong general equity market performance also played a role in the Fund posting a double-digit total return for the Period.
In the closed-end fund space, wide discounts and the proactive move by many Fund sponsors to raise distribution levels encouraged retail investors to revisit the closed-end fund space as an investment option within their portfolios. As investor sentiment turned, we witnessed buyers return to the space. In the past, the Fund witnessed fund sponsors raising distributions in the equity-based funds to coincide with total returns funds were generating, however, the use of a total return-like distribution policy has not been common within the fixed income funds.
Driving fund sponsors to push distribution rates higher was an activist hedge fund. The hedge fund had been accumulating large share positions in a multitude of outstanding closed-end funds which it used to press sponsors to initiate policies which would work to reduce discounts. In some instances, this shareholder sought Board of Director seats, initiated proxy contests and worked to take over fund mandates. While these types of shareholders have existed in the closed-end fund space for a number of years, the engagement that we witnessed over the last year was unprecedented.
During the fiscal year, the Fund continued to make a conscious effort to continue to pay an attractive distribution to shareholders, one that consists predominately of income from the underlying funds.
The Fund will continue to utilize a total return approach to investing that has worked so well through the years. While big “yields” in the closed-end fund space can be enticing to investors, the ability of the Fund to deliver that yield through a portfolio that delivers a total return above and beyond the payout is where the Fund will focus.
FUND PERFORMANCE (September 27, 2016 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	5 Year	Since Inception (9/27/16)
First Trust Income Opportunities ETF	21.94%	6.62%	7.27%
Russell 3000® Index	26.14%	15.19%	14.25%
Blended Benchmark(1)	21.00%	6.28%	6.83%
(1)
A blended benchmark (the “Blended Benchmark”) comprised 60% of the First Trust Equity Closed-End Fund Total Return Index, a cap-weighted index (based on NAV) designed to provide a broad representation of the equity based closed-end fund universe, and 40% of the First Trust Taxable Fixed Income Closed-End Fund Total Return Index, a cap-weighted index (based on NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe, has been selected as a secondary benchmark to provide a more direct correlation to the Fund's underlying portfolio. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 60-40 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Visit www.ftportfolios.com/etf/FCEF for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$38,496,587
Total number of portfolio holdings	54
Total advisory fee paid	$259,088
Portfolio turnover rate	14%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments and percentage of net assets, respectively, of the Fund.
Top Ten Holdings
Eaton Vance Tax-Advantaged Global Dividend Income Fund	4.0%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class	3.7%
abrdn Healthcare Opportunities Fund	3.5%
abrdn Healthcare Investors	3.5%
abrdn Global Infrastructure Income Fund	3.3%
Source Capital, Inc.	3.3%
Eaton Vance Tax-Advantaged Dividend Income Fund	3.3%
John Hancock Tax-Advantaged Dividend Income Fund	3.3%
Invesco Variable Rate Investment Grade ETF	3.2%
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	3.1%
Fund Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FCEF to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Flexible Municipal
High Income ETF
MFLX | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Flexible Municipal High Income ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MFLX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Flexible Municipal High Income ETF	$79(1)	0.75%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.97% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the Bloomberg Municipal Long Bond (22+) Index, which returned 8.34% for the same Period.
The following key Fund factors impacted Fund performance relative to the benchmark during the Period:
Credit Rating: The Fund’s selection and allocation of NR (“not-rated”) bonds was the primary contributor to Fund outperformance relative to the benchmark while the selection and allocation of BBB rated bonds was a secondary contributor. The Fund’s selection of A rated bonds was the primary detractor to Fund performance relative to the benchmark.
Yield Curve Positioning/Duration: Relative to the benchmark, the Fund’s selection of bonds in the 18+ years to maturity range and the allocation of levered closed-end funds were the primary contributors for Fund outperformance. The Fund’s allocation to bonds in the 16-18 years to maturity range was a secondary contributor. The Fund’s allocation to bonds in cash and the 10-12 years to maturity range were the primary detractors to Fund performance. Examining effective duration, the Fund’s selection of bonds with an effective duration of 7-10 years and the allocation and selection of the levered closed-end funds were the leading contributors to Fund performance while the Fund’s allocation and selection of bonds with an effective duration of 0-1 years and allocation in cash were the main detractors to Fund performance.
Interest Rate Hedge: The use of Treasury futures to hedge interest rate risk was a modest positive contributor to Fund performance.
Sector/Industry: The allocation of closed-end funds, as well as Health Care bonds and the selection of bonds in the Special Tax sectors were the leading contributors to Fund outperformance. Conversely, the Fund’s allocation to cash and selection to Utilities sectors were detractors to Fund performance.
U.S. Treasury Rate Trends: The 10-Year and 30-Year U.S. Treasury yields decreased by approximately 21 basis points (“bps”) and 1 bp, respectively, to 3.90% and 4.20%.
Industry Fund Flows: According to data collected by Investment Company Institute, fund outflows totaled approximately $4.76 billion; however, for the six months ended August 31, 2024, fund flows turned positive at $8.89 billion.
New Issue Supply: According to the Securities Industry and Financial Markets Assocation, primary market supply stood at $467.8 billion. New issue supply is up 34% year-to-date in 2024 as compared to the prior year.
Municipal Credit Yields: According to Municipal Market Data, AAA yield curve data, 10-Year and 30-Year municipal yields decreased 22 bps and 28 bps, respectively, to 2.71% and 3.60%.
Municipal Credit Spreads: Credit spreads for high yield, BBB, and A rated bonds all compressed.
During the Period, the Fund purchased odd lot positions which had a positive impact on performance of 0.058%.
FUND PERFORMANCE (September 27, 2016 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	5 Year	Since Inception (9/27/16)
First Trust Flexible Municipal High Income ETF	9.97%	1.26%	1.85%
Bloomberg Municipal Long Bond (22+) Index	8.34%	0.53%	1.98%
Blended Benchmark(1)	9.20%	1.96%	3.00%
Bloomberg Municipal Bond Index	6.09%	1.02%	1.94%
(1)	The Blended Benchmark returns are a 50/50 split between the Bloomberg Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index.
Visit www.ftportfolios.com/etf/MFLX for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$15,634,548
Total number of portfolio holdings	71
Total advisory fee paid	$112,116
Portfolio turnover rate	51%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Municipal Bonds	90.5%
Closed-End Funds	8.1%
Net Other Assets and Liabilities	1.4%
Total	100.0%
Credit Quality(1)
(1) This represents the municipal and closed-end fund holdings in the Fund. The ratings for the Municipal Bond portion of the Fund are by S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The ratings for the CEF portion of the Fund are provided by Morningstar. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MFLX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Low Duration
Strategic Focus ETF
LDSF | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Low Duration Strategic Focus ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LDSF. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Low Duration Strategic Focus ETF	$21(1)	0.20%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.46% for the 12 months ended August 31, 2024. The Fund outperformed its primary benchmark, the Bloomberg 1-5 Year Government/Credit Index, which returned 6.67% for the same Period. The Fund underperformed the secondary blended benchmark (80% Bloomberg 1-5 Year Government/Credit Index and 20% ICE BofA US High Yield Constrained Index), which returned 7.82% for the same Period.
The outperformance relative to the primary benchmark and the underperformance relative to the secondary benchmark were driven by the Fund’s allocation to credit spread sensitive assets through investments such as investment grade corporate bonds, mortgage-backed securities (“MBS”), high-yield bonds and senior loans, as these assets outperformed. The primary benchmark has no allocation to high-yield bonds, in contrast to 20% in the secondary benchmark. Neither benchmark had an allocation to MBS during the Period.
High yield corporate bond spreads narrowed from 387 to 318 basis points and the ICE BofA US High Yield Constrained Index returned 12.47%, as ‘risk’ assets benefitted from continued economic and corporate profit growth and market enthusiasm surrounding Artificial Intelligence-related growth companies provided a tailwind to returns. Meanwhile, the Federal Reserve (the “Fed”) made their last rate hike in July of 2023 and remained on hold throughout the Period before declining inflation and signs of labor market deterioration caused them to signal that rate cuts are expected in 2024, causing the market to price in lower yields and providing greater confidence the Fed would engineer a soft landing.
The Fund’s largest allocations were to MBS and short-duration investment-grade corporate bonds through the First Trust Low Duration Opportunities ETF and the First Trust Limited Duration Investment Grade Corporate ETF. These ETFs individually represented between 35% and 40% of the Fund and contributed positively to performance relative to the primary benchmark but were modest drags on returns relative to the blended benchmark given the blended benchmark’s exposure to high yield bonds, as both funds returned 7.66% on a market price basis, over the Period.
The best performing holding was the First Trust Tactical High Yield ETF which the Fund held at 10% over the entire Period and returned 11.20% on a market price basis, and which benefited from tightening credit spreads, declining interest rates and elevated levels of income. This allocation to high yield resulted in roughly a 10% overweight to the primary benchmark and a 10% underweight to the secondary blended benchmark.
The top detractor from relative performance was the First Trust Enhanced Short Maturity ETF which returned 5.68% on a market price basis, in line with a modest spread over the target range of the Federal Funds target rate, which was between 5.25% and 5.50% for the entire Period, however it underperformed both benchmarks. The declining rate environment, in which the 2-Year U.S. Treasury fell from 4.86% to 3.91% and the 10-Year U.S. Treasury declined from 4.11% to 3.90%, provided a greater benefit to total returns of fixed income securities with longer duration.
FUND PERFORMANCE (January 3, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	5 Year	Since Inception (1/3/19)
First Trust Low Duration Strategic Focus ETF	7.46%	1.57%	2.19%
Bloomberg 1-5 Year Government/Credit Index	6.67%	1.32%	1.93%
Blended Benchmark(1)	7.82%	1.96%	2.72%
Bloomberg US Aggregate Bond Index	7.30%	-0.04%	1.39%
(1)
The Blended Benchmark consists of the following two indexes: 80% of the Bloomberg 1-5 Year Government/Credit Index which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a maturity between one and five years; and 20% of the ICE BofA US High Yield Constrained Index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%.

Visit www.ftportfolios.com/etf/LDSF for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$153,152,294
Total number of portfolio holdings	8
Total advisory fee paid	$257,182
Portfolio turnover rate	15%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	0.0%
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LDSF to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Active Factor Large Cap ETF
AFLG | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Active Factor Large Cap ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AFLG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Factor Large Cap ETF	$64	0.55%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 31.10% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This outperformance was largely attributable to strong performance from the momentum and quality factors.  Both quality and momentum were overweight the Technology sector, which was the best performing sector. In addition, both selection and industry effects added to performance. By contrast, the value and small size factors subtracted from the Fund’s returns as the largest stocks in the benchmark continued to outpace the broader market during the Period.
FUND PERFORMANCE (December 3, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/3/19)
First Trust Active Factor Large Cap ETF	31.10%	12.90%
S&P 500® Index	27.14%	15.37%
Visit www.ftportfolios.com/etf/AFLG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$18,324,103
Total number of portfolio holdings	253
Total advisory fee paid	$40,712
Portfolio turnover rate	48%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Apple, Inc.	7.5%
Microsoft Corp.	4.9%
NVIDIA Corp.	4.7%
Alphabet, Inc., Class A	2.0%
Berkshire Hathaway, Inc., Class B	1.7%
Amazon.com, Inc.	1.7%
Meta Platforms, Inc., Class A	1.5%
Broadcom, Inc.	1.3%
Hartford Financial Services Group (The), Inc.	1.1%
Universal Health Services, Inc., Class B	1.1%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/AFLG or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AFLG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Active Factor Mid Cap ETF
AFMC | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Active Factor Mid Cap ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AFMC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Factor Mid Cap ETF	$74	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 26.81% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the S&P MidCap 400® Index, which returned 18.75% for the same Period.
This outperformance was largely attributable to strong performance from the momentum and quality factors. The momentum factor benefited from the Artificial Intelligence trade. Additionally, quality stocks with better balance sheets and higher profitability outpaced peers as interest rates remained higher than expected. The strong performance was also aided by positive selection and industry effects. By contrast, the value factor subtracted from the Fund’s returns during the Period.
FUND PERFORMANCE (December 3, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/3/19)
First Trust Active Factor Mid Cap ETF	26.81%	11.41%
S&P MidCap 400® Index	18.75%	11.53%
Russell 3000® Index	26.14%	14.60%
Visit www.ftportfolios.com/etf/AFMC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$14,228,486
Total number of portfolio holdings	247
Total advisory fee paid	$62,842
Portfolio turnover rate	60%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
United Therapeutics Corp.	1.6%
Sprouts Farmers Market, Inc.	1.5%
Toll Brothers, Inc.	1.5%
Tenet Healthcare Corp.	1.3%
KB Home	1.2%
MGIC Investment Corp.	1.2%
Old Republic International Corp.	1.2%
GoDaddy, Inc., Class A	1.1%
EMCOR Group, Inc.	1.1%
Vistra Corp.	1.0%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/AFMC or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AFMC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Active Factor Small Cap ETF
AFSM | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Active Factor Small Cap ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AFSM. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Factor Small Cap ETF	$84	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 22.72% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the Russell 2000® Index, which returned 18.47% for the same Period.
This outperformance was largely attributable to strong performance from the momentum and quality factors.  The momentum factor benefited from the Artificial Intelligence trade. Stocks with better balance sheets and higher profitability outpaced peers as interest rates remained higher than expected. In addition, selection effect added to performance. By contrast, the value factor and sector exposures, primarily from an underweight to the Technology and Financials sectors, subtracted from the Fund’s performance.
FUND PERFORMANCE (December 3, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/3/19)
First Trust Active Factor Small Cap ETF	22.72%	10.29%
Russell 2000® Index	18.47%	8.54%
Russell 3000® Index	26.14%	14.60%
Visit www.ftportfolios.com/etf/AFSM for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$15,282,901
Total number of portfolio holdings	307
Total advisory fee paid	$53,780
Portfolio turnover rate	79%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
National HealthCare Corp.	1.3%
Mueller Industries, Inc.	1.1%
Alkermes PLC	1.0%
InterDigital, Inc.	0.9%
Abercrombie & Fitch Co., Class A	0.9%
SkyWest, Inc.	0.9%
Daktronics, Inc.	0.9%
Catalyst Pharmaceuticals, Inc.	0.9%
M/I Homes, Inc.	0.8%
Preferred Bank	0.8%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/AFSM or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AFSM to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Innovation Leaders ETF
ILDR | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Innovation Leaders ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/ILDR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Innovation Leaders ETF	$86	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 29.64% for the 12 months ended August 31, 2024. The Fund underperformed its benchmark, the Russell 3000® Growth Index, which returned 30.10% for the same Period.
This underperformance was driven by negative selection effect and mostly offset by favorable allocation.
Key Drivers of Negative Selection Effect:
  Health Care stocks were the largest detriment to the Fund’s performance for the Period as stock selection within the Health Care sector drove 367 basis points (bps) of underperformance.
    The Fund did not have exposure to Eli Lilly and Company which had an average benchmark weight of 2.33% for the Period and returned 74.37% as its leading weight loss drugs gained approval from the Food and Drug Administration and went to market.
    High contribution to negative selection effect for the Period arose from Coherus Biosciences, Inc., down 65.85%, Replimune Group, Inc., down 50.20%, Fulgent Genetics, Inc., down 37.85% and Inmode Ltd., down 37.54%.
  NVIDIA Corp. contributed to negative performance despite the Fund having an average exposure of 6.03% to the stock for the Period. NVIDIA Corp. was up 141.93% on the strength of Artificial Intelligence-related demand for its Graphics Processing Units. However, the benchmark had an average weight of 7.04% to NVIDIA for the Period which generated relative underperformance for the Fund.
Key Drivers of Positive Allocation Effect:
  Within the Consumer Discretionary sector holdings, the Fund held few stocks and, predominately, Amazon.com, Inc. This provided favorable allocation as the Fund’s average discretionary weight was only 5.68% for the Period compared with 14.71% in the benchmark. As consumers exhibited spending exhaustion driven by inflation ravaged incomes, the sector did not keep pace with the broader market for the Period.
FUND PERFORMANCE (May 25, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (5/25/21)
First Trust Innovation Leaders ETF	29.64%	5.16%
Russell 3000® Growth Index	30.10%	11.76%
Russell 3000® Index	26.14%	9.73%
Visit www.ftportfolios.com/etf/ILDR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$40,147,388
Total number of portfolio holdings	63
Total advisory fee paid	$191,103
Portfolio turnover rate	43%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
NVIDIA Corp.	7.7%
Oracle Corp.	6.0%
Amazon.com, Inc.	5.3%
Microsoft Corp.	5.3%
Alphabet, Inc., Class C	3.9%
ServiceNow, Inc.	3.6%
Meta Platforms, Inc., Class A	3.5%
Uber Technologies, Inc.	3.3%
Broadcom, Inc.	3.0%
Siemens AG	2.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/ILDR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Expanded Technology ETF
XPND | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Expanded Technology ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XPND. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Expanded Technology ETF	$74	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 29.18% for the 12 months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Information Technology Index, which returned 38.73% for the same Period.
This underperformance was largely attributable to the Fund’s weighting methodology designed to minimize single stock risk and to the Fund’s exposure to industries outside of the benchmark. The Semiconductor stock NVIDIA Corp. (NVDA) represented over 15% of the benchmark and returned 141.93% over the Period, accounting for over 40% of the benchmark’s net contribution. The Fund caps the weight of individual names to a 4.50% max at the time of rebalance, which caused the Fund to be structurally underweight the technology market’s undisputed winner. The effect of the Fund’s underweight in NVDA accounted for a significant portion of the underperformance. The Financials sector and the Communication Services sector, which combined represented about 30% of the Fund, could not keep pace with the Information Technology sector. Of the five industries held by the Fund within these two sectors, only the Interactive Media & Services industry outperformed the benchmark.
FUND PERFORMANCE (June 14, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (6/14/21)
First Trust Expanded Technology ETF	29.18%	11.04%
S&P 500® Information Technology Index	38.73%	19.19%
S&P 500® Index	27.14%	10.91%
Visit www.ftportfolios.com/etf/XPND for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$21,065,698
Total number of portfolio holdings	51
Total advisory fee paid	$94,936
Portfolio turnover rate	61%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Broadcom, Inc.	5.1%
Oracle Corp.	5.0%
Apple, Inc.	5.0%
T-Mobile US, Inc.	4.7%
Meta Platforms, Inc., Class A	4.7%
NVIDIA Corp.	4.6%
Mastercard, Inc., Class A	4.5%
Visa, Inc., Class A	4.2%
Microsoft Corp.	4.2%
International Business Machines Corp.	4.2%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XPND or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XPND to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Multi-Strategy Alternative ETF
LALT | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Multi-Strategy Alternative ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LALT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Multi-Strategy Alternative ETF	$21(1)	0.20%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.49% for the 12 months ended August 31, 2024. The Fund underperformed its benchmark, the Credit Suisse AllHedge Index, which returned 7.01% the same Period.
The overall economic backdrop over the Period was one of solid economic growth and declining inflation. Broad based economic indicators highlighting these trends were:
  Average Quarterly Gross Domestic Product Growth in the prior four calendar quarters (Third Quarter 2023 – Second Quarter 2024) was 3.2%;
  Year-over-year Consumer Price Index continued to decline, falling from 3.7% as of August 31, 2023 to 2.5% as of August 31, 2024;
  Year-over-year increase in real wages, as measured by the U.S. Bureau of Labor Statistics, increased by 0.9%.
U.S. equities, as measured by the S&P 500® Index, dipped in September and October 2023 and then proceeded to rally strongly, ending the Period up 27.14%. A boost to equities during the Period was the market’s increasing confidence that the Federal Reserve (the “Fed”) would lower the Federal Funds target rate in the final four months of 2024 and then throughout 2025. Two-year Treasury rates, in anticipation of the lower Federal Funds target rate, declined by -0.98%, while the Ten-Year Treasury rate, which helps set 30-year mortgage rates, declined by -0.20%.
In response to the macro-economic environment, the Fund increased its holdings of equity long-short exchange-traded funds (“ETFs”). As of August 31, 2024, the Fund held 21.66% in the First Trust Long/Short Equity ETF (“FTLS”), up 11.71% from August 31, 2023. This was beneficial to the Fund as FTLS had the second highest total return of the ETFs held during the Period and contributed more than any other ETF to the Fund’s total return. The top performing ETF held by the Fund, and the second largest contributor to Fund’s total return, was the iShares Gold Trust ETF (“IAU”), which rallied strongly during the second half of the Period as market participants began anticipating that the Fed would likely lower short-term borrowing rates in the second half of 2024. IAU was up 29.08%, 23.51% in the second half of the Period. IAU’s weight within the Fund’s portfolio was increased during the Period, rising from 4.95% to 8.53% as of August 31, 2024. Also increasing in weight during the Period was the Fund’s allocation to the First Trust TCW Unconstrained Plus Bond ETF which returned 8.35% over the Period. The Fund’s weight was increased to 12.50% (up 2.50%) as of the end of the first quarter of the calendar year.
During the Period, the commodity allocation in the First Trust Global Tactical Commodity Strategy Fund (“FTGC”) and the merger arbitrage allocation in the First Trust Merger Arbitrage ETF (“MARB”) were reduced. FTGC’s allocation was reduced from 10.50% to 4.78% and MARB’s allocation was reduced from 11.96% to 5.10%. FTGC was the worst performing allocation during the Period, despite outperforming its benchmark by 1.82%. Commodities were down during the Period as declining inflation rates reduced the attractiveness of commodities to investors seeking inflation hedges. MARB’s total returns for the Period were positive but below the levels available from a risk-free cash allocation.
FUND PERFORMANCE (January 31, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (1/31/23)
First Trust Multi-Strategy Alternative ETF	5.49%	4.40%
Credit Suisse AllHedge Index	7.01%	5.69%
S&P 500® Index	27.14%	24.85%
Visit www.ftportfolios.com/etf/LALT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$10,416,857
Total number of portfolio holdings	8
Total advisory fee paid	$10,093
Portfolio turnover rate	21%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Net Other Assets and Liabilities	0.1%
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/LALT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s principal investment strategies were revised to allow the Fund to invest in exchange-traded products with exposure to credit default swaps. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LALT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

FT Vest U.S. Equity Buffer ETF - January
FJAN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - January (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - January	$93	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 17.84% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	13.90%
Changes in other Variables	4.79%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 15, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (1/15/21)
FT Vest U.S. Equity Buffer ETF - January	17.84%	11.35%
S&P 500® Index	27.14%	13.54%
Visit www.ftportfolios.com/etf/FJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$742,339,869
Total number of portfolio holdings	5
Total advisory fee paid	$5,001,784
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	104.9%
Written Options	(5.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FJAN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - January
DJAN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - January (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - January	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.16% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	10.49%
Changes in other Variables	4.52%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 15, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (1/15/21)
FT Vest U.S. Equity Deep Buffer ETF - January	14.16%	6.59%
S&P 500® Index	27.14%	13.54%
Visit www.ftportfolios.com/etf/DJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$245,331,379
Total number of portfolio holdings	5
Total advisory fee paid	$1,991,100
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	106.0%
Written Options	(6.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DJAN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - February
FFEB | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - February (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - February	$93	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 19.11% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	15.37%
Changes in other Variables	4.59%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 21, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (2/21/20)
FT Vest U.S. Equity Buffer ETF - February	19.11%	10.42%
S&P 500® Index	27.14%	14.13%
Visit www.ftportfolios.com/etf/FFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$926,256,152
Total number of portfolio holdings	5
Total advisory fee paid	$5,697,944
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	102.8%
Written Options	(3.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - February
DFEB | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - February (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - February	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.24% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.01%
Changes in other Variables	4.08%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 21, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (2/21/20)
FT Vest U.S. Equity Deep Buffer ETF - February	15.24%	6.82%
S&P 500® Index	27.14%	14.13%
Visit www.ftportfolios.com/etf/DFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$262,627,031
Total number of portfolio holdings	5
Total advisory fee paid	$2,080,212
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	103.4%
Written Options	(4.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - March
FMAR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - March (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - March	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.67% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.84%
Changes in other Variables	4.68%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (3/19/21)
FT Vest U.S. Equity Buffer ETF - March	15.67%	10.45%
S&P 500® Index	27.14%	12.93%
Visit www.ftportfolios.com/etf/FMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$860,250,150
Total number of portfolio holdings	5
Total advisory fee paid	$4,672,327
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	102.2%
Written Options	(2.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - March
DMAR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - March (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - March	$90	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.93% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	8.91%
Changes in other Variables	4.87%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (3/19/21)
FT Vest U.S. Equity Deep Buffer ETF - March	12.93%	6.63%
S&P 500® Index	27.14%	12.93%
Visit www.ftportfolios.com/etf/DMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$301,068,348
Total number of portfolio holdings	5
Total advisory fee paid	$2,177,754
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	102.4%
Written Options	(3.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - April
FAPR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - April (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - April	$94	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.33% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.40%
Changes in other Variables	8.78%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 16, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (4/16/21)
FT Vest U.S. Equity Buffer ETF - April	20.33%	8.86%
S&P 500® Index	27.14%	10.98%
Visit www.ftportfolios.com/etf/FAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$689,112,102
Total number of portfolio holdings	5
Total advisory fee paid	$4,290,770
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	103.8%
Written Options	(4.6%)
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FAPR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Deep
Buffer ETF - April
DAPR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - April (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - April	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.20% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.23%
Changes in other Variables	7.82%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 16, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (4/16/21)
FT Vest U.S. Equity Deep Buffer ETF - April	16.20%	5.65%
S&P 500® Index	27.14%	10.98%
Visit www.ftportfolios.com/etf/DAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$238,687,735
Total number of portfolio holdings	5
Total advisory fee paid	$1,851,204
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	104.6%
Written Options	(5.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DAPR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - May
FMAY | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - May (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - May	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.37% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.31%
Changes in other Variables	4.91%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 15, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (5/15/20)
FT Vest U.S. Equity Buffer ETF - May	16.37%	10.09%
S&P 500® Index	27.14%	18.97%
Visit www.ftportfolios.com/etf/FMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$823,199,153
Total number of portfolio holdings	5
Total advisory fee paid	$5,195,218
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	102.2%
Written Options	(3.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Deep Buffer ETF - May
DMAY | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - May (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - May	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.67% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.61%
Changes in other Variables	4.91%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 15, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (5/15/20)
FT Vest U.S. Equity Deep Buffer ETF - May	13.67%	6.32%
S&P 500® Index	27.14%	18.97%
Visit www.ftportfolios.com/etf/DMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$314,939,085
Total number of portfolio holdings	5
Total advisory fee paid	$1,761,852
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	101.5%
Written Options	(2.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - June
FJUN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - June (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - June	$93	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 18.04% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	14.90%
Changes in other Variables	3.99%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 19, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (6/19/20)
FT Vest U.S. Equity Buffer ETF - June	18.04%	12.56%
S&P 500® Index	27.14%	17.17%
Visit www.ftportfolios.com/etf/FJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$816,700,692
Total number of portfolio holdings	5
Total advisory fee paid	$5,470,813
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	101.9%
Written Options	(2.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Deep Buffer ETF - June
DJUN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - June (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - June	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.39% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.82%
Changes in other Variables	4.42%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 19, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (6/19/20)
FT Vest U.S. Equity Deep Buffer ETF - June	15.39%	8.11%
S&P 500® Index	27.14%	17.17%
Visit www.ftportfolios.com/etf/DJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$248,708,743
Total number of portfolio holdings	5
Total advisory fee paid	$1,642,585
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	101.1%
Written Options	(2.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - July
FJUL | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - July (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - July	$93	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 19.51% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	14.94%
Changes in other Variables	5.42%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 17, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (7/17/20)
FT Vest U.S. Equity Buffer ETF - July	19.51%	11.49%
S&P 500® Index	27.14%	16.35%
Visit www.ftportfolios.com/etf/FJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$828,703,694
Total number of portfolio holdings	5
Total advisory fee paid	$5,395,755
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	102.1%
Written Options	(3.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Deep Buffer ETF - July
DJUL | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - July (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - July	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.68% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.46%
Changes in other Variables	5.07%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 17, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (7/17/20)
FT Vest U.S. Equity Deep Buffer ETF - July	16.68%	7.53%
S&P 500® Index	27.14%	16.35%
Visit www.ftportfolios.com/etf/DJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$353,841,862
Total number of portfolio holdings	5
Total advisory fee paid	$3,090,265
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	101.3%
Written Options	(2.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - August
FAUG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - August (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - August	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.80% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.41%
Changes in other Variables	5.24%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 6, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (11/6/19)
FT Vest U.S. Equity Buffer ETF - August	16.80%	8.76%
S&P 500® Index	27.14%	15.30%
Visit www.ftportfolios.com/etf/FAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$736,421,939
Total number of portfolio holdings	5
Total advisory fee paid	$5,109,995
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	102.6%
Written Options	(3.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - August
DAUG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - August (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - August	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.37% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.57%
Changes in other Variables	4.65%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 6, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (11/6/19)
FT Vest U.S. Equity Deep Buffer ETF - August	13.37%	5.29%
S&P 500® Index	27.14%	15.30%
Visit www.ftportfolios.com/etf/DAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$273,983,182
Total number of portfolio holdings	5
Total advisory fee paid	$2,659,618
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	101.7%
Written Options	(2.7%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - September
FSEP | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - September (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - September	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.56% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.74%
Changes in other Variables	3.67%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 18, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (9/18/20)
FT Vest U.S. Equity Buffer ETF - September	15.56%	10.71%
S&P 500® Index	27.14%	16.18%
Visit www.ftportfolios.com/etf/FSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$598,276,499
Total number of portfolio holdings	5
Total advisory fee paid	$4,059,771
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.3%
Purchased Options	107.5%
Written Options	(7.7%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - September
DSEP | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - September (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - September	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.57% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	10.09%
Changes in other Variables	4.33%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 18, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (9/18/20)
FT Vest U.S. Equity Deep Buffer ETF - September	13.57%	7.55%
S&P 500® Index	27.14%	16.18%
Visit www.ftportfolios.com/etf/DSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$179,523,180
Total number of portfolio holdings	5
Total advisory fee paid	$1,549,018
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.3%
Purchased Options	110.2%
Written Options	(10.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - October
FOCT | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - October (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - October	$89	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.85% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	10.94%
Changes in other Variables	-0.24%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 16, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (10/16/20)
FT Vest U.S. Equity Buffer ETF - October	9.85%	9.23%
S&P 500® Index	27.14%	15.04%
Visit www.ftportfolios.com/etf/FOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$602,383,963
Total number of portfolio holdings	5
Total advisory fee paid	$4,100,312
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	113.2%
Written Options	(13.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FOCT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - October
DOCT | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - October (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - October	$89	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.35% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	8.15%
Changes in other Variables	2.05%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 16, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (10/16/20)
FT Vest U.S. Equity Deep Buffer ETF - October	9.35%	7.01%
S&P 500® Index	27.14%	15.04%
Visit www.ftportfolios.com/etf/DOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$192,207,705
Total number of portfolio holdings	5
Total advisory fee paid	$1,540,175
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	116.6%
Written Options	(16.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DOCT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - November
FNOV | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - November (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - November	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.61% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	13.93%
Changes in other Variables	1.53%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 15, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (11/15/19)
FT Vest U.S. Equity Buffer ETF - November	14.61%	9.31%
S&P 500® Index	27.14%	15.01%
Visit www.ftportfolios.com/etf/FNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$701,158,434
Total number of portfolio holdings	5
Total advisory fee paid	$4,876,908
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	108.2%
Written Options	(8.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FNOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - November
DNOV | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - November (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - November	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.86% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.12%
Changes in other Variables	2.59%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 15, 2019 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (11/15/19)
FT Vest U.S. Equity Deep Buffer ETF - November	13.86%	6.90%
S&P 500® Index	27.14%	15.01%
Visit www.ftportfolios.com/etf/DNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$246,031,226
Total number of portfolio holdings	5
Total advisory fee paid	$2,196,223
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	110.2%
Written Options	(10.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DNOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer ETF - December
FDEC | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer ETF - December (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer ETF - December	$93	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 18.84% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	15.30%
Changes in other Variables	4.39%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/18/20)
FT Vest U.S. Equity Buffer ETF - December	18.84%	10.26%
S&P 500® Index	27.14%	13.76%
Visit www.ftportfolios.com/etf/FDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$723,659,054
Total number of portfolio holdings	5
Total advisory fee paid	$5,371,114
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	105.8%
Written Options	(6.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Deep Buffer ETF - December
DDEC | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Deep Buffer ETF - December (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Deep Buffer ETF - December	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.58% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	10.83%
Changes in other Variables	4.60%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/18/20)
FT Vest U.S. Equity Deep Buffer ETF - December	14.58%	7.25%
S&P 500® Index	27.14%	13.76%
Visit www.ftportfolios.com/etf/DDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$322,617,352
Total number of portfolio holdings	5
Total advisory fee paid	$2,656,770
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	107.5%
Written Options	(7.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Buffered Allocation Defensive ETF
BUFT | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Buffered Allocation Defensive ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Buffered Allocation Defensive ETF	$21(1)	0.20%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.76% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.36%
Changes in other Variables	1.45%
Fees and Expenses**	-1.05%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in its portfolio.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (October 26, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (10/26/21)
FT Vest Buffered Allocation Defensive ETF	9.76%	3.47%
S&P 500® Index	27.14%	9.40%
Visit www.ftportfolios.com/etf/BUFT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$113,549,903
Total number of portfolio holdings	8
Total advisory fee paid	$211,158
Portfolio turnover rate	361%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.7%
Money Market Funds	0.3%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/BUFT or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective March 13, 2024, the Fund’s principal investment strategies were revised to permit the universe of Underlying ETFs to also include investments in the series of FT Vest U.S. Equity Moderate Buffer ETFs and for the Fund’s portfolio to be evaluated on a quarterly, instead of monthly, basis.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.

FT Vest Buffered Allocation Growth ETF
BUFG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Buffered Allocation Growth ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Buffered Allocation Growth ETF	$22(1)	0.20%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.72% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	16.86%
Changes in other Variables	0.91%
Fees and Expenses**	-1.05%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in its portfolio.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (October 26, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (10/26/21)
FT Vest Buffered Allocation Growth ETF	16.72%	6.28%
S&P 500® Index	27.14%	9.40%
Visit www.ftportfolios.com/etf/BUFG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$237,980,706
Total number of portfolio holdings	8
Total advisory fee paid	$394,572
Portfolio turnover rate	347%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.7%
Money Market Funds	0.3%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/BUFG or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective March 13, 2024, the Fund’s principal investment strategies were revised to permit the universe of Underlying ETFs to also include investments in the series of FT Vest U.S. Equity Moderate Buffer ETFs and for the Fund’s portfolio to be evaluated on a quarterly, instead of monthly, basis.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - January
XJAN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (the “Fund”) for the period of January 19, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	$54(1)	0.85%(2)
(1)	The Fund commenced investment operations on January 19, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.84% for the period from the Fund’s inception date on January 19, 2024 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 17.72% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	4.43%
Changes in other Variables	2.93%
Fees and Expenses	-0.52%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 19, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (1/19/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	6.84%
S&P 500® Index	17.72%
Visit www.ftportfolios.com/etf/XJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$56,062,713
Total number of portfolio holdings	6
Total advisory fee paid	$411,099
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	126.5%
Written Options	(27.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - February
XFEB | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (the “Fund”) for the period of February 16, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	$47(1)	0.85%(2)
(1)	The Fund commenced investment operations on February 16, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.37% for the period from the Fund’s inception date on February 16, 2024 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 13.67% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	4.08%
Changes in other Variables	2.75%
Fees and Expenses	-0.46%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 16, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (2/16/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	6.37%
S&P 500® Index	13.67%
Visit www.ftportfolios.com/etf/XFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$25,501,057
Total number of portfolio holdings	6
Total advisory fee paid	$133,526
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	120.9%
Written Options	(21.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest International Equity Moderate
Buffer ETF - March
YMAR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest International Equity Moderate Buffer ETF - March (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Moderate Buffer ETF - March	$97	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.98% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 19.40% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.77%
Changes in other Variables	4.11%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (3/19/21)
FT Vest International Equity Moderate Buffer ETF - March	14.98%	5.42%
MSCI EAFE Index	19.40%	5.63%
Visit www.ftportfolios.com/etf/YMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$99,693,605
Total number of portfolio holdings	5
Total advisory fee paid	$691,292
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	101.2%
Written Options	(1.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective March 18, 2024, the name of the Fund changed from “FT Vest International Equity Buffer ETF - March” to “FT Vest International Equity Moderate Buffer ETF - March”, the Fund’s buffer against Underlying ETF losses increased from 10% to 15%, and the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Buffer ETF - March
QMAR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - March (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - March	$97	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.18% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 27.30% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.37%
Changes in other Variables	6.71%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 19, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (3/19/21)
FT Vest Nasdaq-100® Buffer ETF - March	15.18%	10.34%
Nasdaq-100 Index®	27.30%	13.84%
S&P 500® Index	27.14%	12.93%
Visit www.ftportfolios.com/etf/QMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$416,610,335
Total number of portfolio holdings	5
Total advisory fee paid	$2,712,496
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	102.9%
Written Options	(3.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - March
XMAR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	$89	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.46% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	5.77%
Changes in other Variables	5.54%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 17, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (3/17/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	10.46%	12.65%
S&P 500® Index	27.14%	30.49%
Visit www.ftportfolios.com/etf/XMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$182,479,544
Total number of portfolio holdings	6
Total advisory fee paid	$1,763,997
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	117.7%
Written Options	(18.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Conservative Buffer ETF - April
QCAP | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Conservative Buffer ETF - April (the “Fund”) for the period of April 19, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QCAP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Conservative Buffer ETF - April	$34(1)	0.90%(2)
(1)	The Fund commenced investment operations on April 19, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.39% for the period from the Fund’s inception date on April 19, 2024 through August 31, 2024. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 15.24% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	4.41%
Changes in other Variables	3.31%
Fees and Expenses	-0.33%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 19, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (4/19/24)
FT Vest Nasdaq-100® Conservative Buffer ETF - April	7.39%
Nasdaq-100 Index®	15.24%
S&P 500® Index	14.29%
Visit www.ftportfolios.com/etf/QCAP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$30,981,260
Total number of portfolio holdings	4
Total advisory fee paid	$87,983
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Purchased Options	107.8%
Written Options	(8.5%)
Net Other Assets and Liabilities	0.7%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QCAP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April
XAPR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (the “Fund”) for the period of April 19, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	$32(1)	0.85%(2)
(1)	The Fund commenced investment operations on April 19, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.33% for the period from the Fund’s inception date on April 19, 2024 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 14.29% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	3.98%
Changes in other Variables	2.66%
Fees and Expenses	-0.31%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 19, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (4/19/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	6.33%
S&P 500® Index	14.29%
Visit www.ftportfolios.com/etf/XAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$14,217,464
Total number of portfolio holdings	5
Total advisory fee paid	$39,472
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Purchased Options	123.6%
Written Options	(24.3%)
Net Other Assets and Liabilities	0.7%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Moderate Buffer ETF - May
QMMY | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Moderate Buffer ETF - May (the “Fund”) for the period of May 17, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMMY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Moderate Buffer ETF - May	$27(1)	0.90%(2)
(1)	The Fund commenced investment operations on May 17, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.97% for the period from the Fund’s inception date on May 17, 2024 through August 31, 2024. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 5.78% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	2.38%
Changes in other Variables	1.85%
Fees and Expenses	-0.26%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 17, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (5/17/24)
FT Vest Nasdaq-100® Moderate Buffer ETF - May	3.97%
Nasdaq-100 Index®	5.78%
S&P 500® Index	6.91%
Visit www.ftportfolios.com/etf/QMMY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$55,795,965
Total number of portfolio holdings	4
Total advisory fee paid	$251,368
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Purchased Options	103.9%
Written Options	(4.7%)
Net Other Assets and Liabilities	0.8%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMMY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May
XMAY | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (the “Fund”) for the period of May 17, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	$25(1)	0.85%(2)
(1)	The Fund commenced investment operations on May 17, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.84% for the period from the Fund’s inception date on May 17, 2024 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 6.91% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	2.35%
Changes in other Variables	1.73%
Fees and Expenses	-0.24%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 17, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (5/17/24)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	3.84%
S&P 500® Index	6.91%
Visit www.ftportfolios.com/etf/XMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$21,552,952
Total number of portfolio holdings	6
Total advisory fee paid	$68,562
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	114.6%
Written Options	(15.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest International Equity Moderate Buffer ETF - June
YJUN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest International Equity Moderate Buffer ETF - June (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Moderate Buffer ETF - June	$95	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.03% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 19.40% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.37%
Changes in other Variables	1.56%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 18, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (6/18/21)
FT Vest International Equity Moderate Buffer ETF - June	12.03%	4.01%
MSCI EAFE Index	19.40%	4.65%
Visit www.ftportfolios.com/etf/YJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$174,275,037
Total number of portfolio holdings	5
Total advisory fee paid	$1,372,586
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	102.5%
Written Options	(3.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective June 24, 2024, the name of the Fund changed from “FT Vest International Equity Buffer ETF - June” to “FT Vest International Equity Moderate Buffer ETF - June”, the Fund’s buffer against Underlying ETF losses increased from 10% to 15%, and the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Buffer ETF - June
QJUN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - June (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - June	$98	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 17.51% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 27.30% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	13.97%
Changes in other Variables	4.44%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 18, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (6/18/21)
FT Vest Nasdaq-100® Buffer ETF - June	17.51%	9.50%
Nasdaq-100 Index®	27.30%	11.82%
S&P 500® Index	27.14%	11.67%
Visit www.ftportfolios.com/etf/QJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$484,859,527
Total number of portfolio holdings	5
Total advisory fee paid	$3,369,878
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	103.2%
Written Options	(4.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - June
XJUN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	$90	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.71% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	7.63%
Changes in other Variables	4.93%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 12, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (7/12/21)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	11.71%	7.87%
S&P 500® Index	27.14%	10.10%
Visit www.ftportfolios.com/etf/XJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$186,547,120
Total number of portfolio holdings	6
Total advisory fee paid	$2,038,257
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	111.7%
Written Options	(12.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Conservative Buffer ETF - July
QCJL | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Conservative Buffer ETF - July (the “Fund”) for the period of July 19, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QCJL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Conservative Buffer ETF - July	$11(1)	0.90%(2)
(1)	The Fund commenced investment operations on July 19, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 1.00% for the period from the Fund’s inception date on July 19, 2024 through August 31, 2024. The Fund outperformed its benchmark, the Nasdaq-100 Index®, which returned 0.36% for the same Period.
This outperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	0.09%
Changes in other Variables	1.01%
Fees and Expenses	-0.10%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 19, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (7/19/24)
FT Vest Nasdaq-100® Conservative Buffer ETF - July	1.00%
Nasdaq-100 Index®	0.36%
S&P 500® Index	2.77%
Visit www.ftportfolios.com/etf/QCJL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$48,380,430
Total number of portfolio holdings	4
Total advisory fee paid	$37,856
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Purchased Options	103.5%
Written Options	(4.5%)
Net Other Assets and Liabilities	1.0%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QCJL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - July
XJUL | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	$90	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.14% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	8.19%
Changes in other Variables	4.80%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 21, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (7/21/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	12.14%	11.25%
S&P 500® Index	27.14%	23.61%
Visit www.ftportfolios.com/etf/XJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$51,944,949
Total number of portfolio holdings	6
Total advisory fee paid	$406,735
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	111.7%
Written Options	(12.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Moderate Buffer ETF - August
QMAG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Moderate Buffer ETF - August (the “Fund”) for the period of August 16, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QMAG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Moderate Buffer ETF - August	$4(1)	0.90%(2)
(1)	The Fund commenced investment operations on August 16, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 0.40% for the period from the Fund’s inception date on August 16, 2024 through August 31, 2024. The Fund outperformed its benchmark, the Nasdaq-100 Index®, which returned 0.35% for the same Period.
This outperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	0.12%
Changes in other Variables	0.31%
Fees and Expenses	-0.03%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 16, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (8/16/24)
FT Vest Nasdaq-100® Moderate Buffer ETF - August	0.40%
Nasdaq-100 Index®	0.35%
S&P 500® Index	1.75%
Visit www.ftportfolios.com/etf/QMAG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$72,090,340
Total number of portfolio holdings	4
Total advisory fee paid	$10,200
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Purchased Options	104.4%
Written Options	(5.5%)
Net Other Assets and Liabilities	1.1%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QMAG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - August
XAUG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	$90	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.82% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	6.40%
Changes in other Variables	5.27%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 18, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (8/18/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	10.82%	12.01%
S&P 500® Index	27.14%	30.01%
Visit www.ftportfolios.com/etf/XAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$27,550,932
Total number of portfolio holdings	6
Total advisory fee paid	$215,388
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	112.0%
Written Options	(13.0%)
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest International Equity Buffer ETF - September (now known as FT Vest International Equity Moderate Buffer ETF - September)
YSEP | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest International Equity Buffer ETF - September (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during and after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Buffer ETF - September	$97	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.24% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 19.40% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.98%
Changes in other Variables	4.16%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 17, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (9/17/21)
FT Vest International Equity Buffer ETF - September	15.24%	4.67%
MSCI EAFE Index	19.40%	4.28%
Visit www.ftportfolios.com/etf/YSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$34,253,525
Total number of portfolio holdings	5
Total advisory fee paid	$296,994
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	99.8%
Written Options	(0.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective September 23, 2024, the name of the Fund changed from “FT Vest International Equity Buffer ETF - September” to “FT Vest International Equity Moderate Buffer ETF - September”, the Fund’s buffer against Underlying ETF losses increased from 10% to 15%, and the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period. Effective September 18, 2023, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Buffer ETF - September
QSPT | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - September (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QSPT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - September	$99	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.25% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 27.30% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.21%
Changes in other Variables	9.94%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 17, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (9/17/21)
FT Vest Nasdaq-100® Buffer ETF - September	20.25%	9.53%
Nasdaq-100 Index®	27.30%	9.52%
S&P 500® Index	27.14%	10.25%
Visit www.ftportfolios.com/etf/QSPT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$293,273,209
Total number of portfolio holdings	5
Total advisory fee paid	$2,162,299
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.3%
Purchased Options	106.8%
Written Options	(7.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QSPT or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QSPT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Enhance
& Moderate Buffer ETF - September
XSEP | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	$90	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.00% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	6.10%
Changes in other Variables	5.75%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 21, 2022 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (9/21/22)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	11.00%	12.79%
S&P 500® Index	27.14%	24.75%
Visit www.ftportfolios.com/etf/XSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$149,680,732
Total number of portfolio holdings	6
Total advisory fee paid	$1,123,821
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.3%
Purchased Options	138.2%
Written Options	(38.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XSEP or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - October
XOCT | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (the “Fund”) for the period of October 20, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	$78(1)	0.85%(2)
(1)	The Fund commenced investment operations on October 20, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.18% for the period from the Fund’s inception date on October 20, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 35.42% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	5.73%
Changes in other Variables	6.18%
Fees and Expenses	-0.73%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 20, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (10/20/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	11.18%
S&P 500® Index	35.42%
Visit www.ftportfolios.com/etf/XOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$58,173,367
Total number of portfolio holdings	6
Total advisory fee paid	$344,989
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	150.0%
Written Options	(50.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - November
XNOV | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (the “Fund”) for the period of November 17, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	$70(1)	0.85%(2)
(1)	The Fund commenced investment operations on November 17, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.14% for the period from the Fund’s inception date on November 17, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 26.53% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	5.39%
Changes in other Variables	4.42%
Fees and Expenses	-0.67%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 17, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (11/17/23)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	9.14%
S&P 500® Index	26.53%
Visit www.ftportfolios.com/etf/XNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$35,962,841
Total number of portfolio holdings	6
Total advisory fee paid	$169,319
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	137.6%
Written Options	(38.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest International Equity Moderate
Buffer ETF - December
YDEC | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest International Equity Moderate Buffer ETF - December (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/YDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest International Equity Moderate Buffer ETF - December	$96	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.37% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 19.40% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.23%
Changes in other Variables	3.04%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/18/20)
FT Vest International Equity Moderate Buffer ETF - December	13.37%	5.75%
MSCI EAFE Index	19.40%	6.67%
Visit www.ftportfolios.com/etf/YDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$70,311,374
Total number of portfolio holdings	5
Total advisory fee paid	$651,681
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	100.6%
Written Options	(1.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/YDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective December 18, 2023, the name of the Fund changed from “FT Vest International Equity Buffer ETF - December” to “FT Vest International Equity Moderate Buffer ETF - December”, the Fund’s buffer against Underlying ETF losses increased from 10% to 15%, and the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/YDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Nasdaq-100® Buffer ETF - December
QDEC | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Nasdaq-100® Buffer ETF - December (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/QDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Nasdaq-100® Buffer ETF - December	$97	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.58% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 27.30% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	10.00%
Changes in other Variables	6.48%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 18, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/18/20)
FT Vest Nasdaq-100® Buffer ETF - December	15.58%	7.95%
Nasdaq-100 Index®	27.30%	13.21%
S&P 500® Index	27.14%	13.76%
Visit www.ftportfolios.com/etf/QDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$355,470,601
Total number of portfolio holdings	5
Total advisory fee paid	$2,809,339
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	104.5%
Written Options	(4.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/QDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/QDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Enhance & Moderate Buffer ETF - December
XDEC | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	$89	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.25% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	6.11%
Changes in other Variables	4.99%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 17, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (12/17/21)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	10.25%	7.13%
S&P 500® Index	27.14%	9.42%
Visit www.ftportfolios.com/etf/XDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$325,381,283
Total number of portfolio holdings	6
Total advisory fee paid	$3,044,445
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	130.5%
Written Options	(30.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/XDEC or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Laddered Buffer ETF
BUFR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Laddered Buffer ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Buffer ETF	$21(1)	0.19%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.73% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	12.38%
Changes in other Variables	5.40%
Fees and Expenses**	-1.05%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in its portfolio.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (August 10, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (8/10/20)
FT Vest Laddered Buffer ETF	16.73%	10.06%
S&P 500® Index	27.14%	15.43%
Visit www.ftportfolios.com/etf/BUFR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$5,093,180,782
Total number of portfolio holdings	13
Total advisory fee paid	$6,347,411
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/BUFR or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective May 10, 2024, the name of the Fund changed from “FT Vest Fund of Buffer ETFs” to “FT Vest Laddered Buffer ETF.” During the fiscal year ended August 31, 2024, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly. Pursuant to a contractual agreement, effective August 1, 2024, the Fund’s investment advisor agreed to waive management fees of 0.10% of average daily net assets through December 31, 2025.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.

FT Vest Laddered Deep Buffer ETF
BUFD | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Laddered Deep Buffer ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFD. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Deep Buffer ETF	$20(1)	0.19%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.97% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	10.44%
Changes in other Variables	4.58%
Fees and Expenses**	-1.05%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in its portfolio.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (January 20, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (1/20/21)
FT Vest Laddered Deep Buffer ETF	13.97%	6.04%
S&P 500® Index	27.14%	12.91%
Visit www.ftportfolios.com/etf/BUFD for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$978,328,172
Total number of portfolio holdings	13
Total advisory fee paid	$1,509,179
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/BUFD or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective May 10, 2024, the name of the Fund changed from “FT Vest Fund of Deep Buffer ETFs” to “FT Vest Laddered Deep Buffer ETF.” During the fiscal year ended August 31, 2024, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly. Pursuant to a contractual agreement, effective August 1, 2024, the Fund’s investment advisor agreed to waive management fees of 0.10% of average daily net assets through December 31, 2025.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFD to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.

FT Vest Laddered Nasdaq Buffer ETF
BUFQ | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Laddered Nasdaq Buffer ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFQ. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Nasdaq Buffer ETF	$21(1)	0.19%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.97% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the Nasdaq-100 Index®, which returned 27.30% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.14%
Changes in other Variables	6.93%
Fees and Expenses**	-1.10%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in its portfolio.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (June 15, 2022 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (6/15/22)
FT Vest Laddered Nasdaq Buffer ETF	16.97%	18.60%
Nasdaq-100 Index®	27.30%	27.81%
S&P 500® Index	27.14%	21.69%
Visit www.ftportfolios.com/etf/BUFQ for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$710,358,652
Total number of portfolio holdings	5
Total advisory fee paid	$845,615
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/BUFQ or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective May 10, 2024, the name of the Fund changed from “FT Vest Fund of Nasdaq-100® Buffer ETFs” to “FT Vest Laddered Nasdaq Buffer ETF.” Pursuant to a contractual agreement, effective August 1, 2024, the Fund’s investment advisor agreed to waive management fees of 0.10% of average daily net assets through December 31, 2025.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFQ to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates. Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the QQQ. Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc. or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - January
GJAN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - January (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GJAN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - January	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.95% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	10.13%
Changes in other Variables	4.67%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (January 20, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (1/20/23)
FT Vest U.S. Equity Moderate Buffer ETF - January	13.95%	14.78%
S&P 500® Index	27.14%	26.36%
Visit www.ftportfolios.com/etf/GJAN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$253,631,076
Total number of portfolio holdings	5
Total advisory fee paid	$1,808,424
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.6%
Purchased Options	106.9%
Written Options	(7.4%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GJAN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GJAN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - February
GFEB | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - February (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - February	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.58% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.17%
Changes in other Variables	4.26%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 17, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (2/17/23)
FT Vest U.S. Equity Moderate Buffer ETF - February	14.58%	14.79%
S&P 500® Index	27.14%	25.53%
Visit www.ftportfolios.com/etf/GFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$393,977,223
Total number of portfolio holdings	5
Total advisory fee paid	$2,402,428
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	104.3%
Written Options	(4.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GFEB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Small Cap
Moderate Buffer ETF - February
SFEB | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - February (the “Fund”) for the period of February 16, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SFEB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - February	$50(1)	0.90%(2)
(1)	The Fund commenced investment operations on February 16, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.98% for the period from the Fund’s inception date on February 16, 2024 through August 31, 2024. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 9.96% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	4.75%
Changes in other Variables	2.71%
Fees and Expenses	-0.48%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 16, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (2/16/24)
FT Vest U.S. Small Cap Moderate Buffer ETF - February	6.98%
Russell 2000® Index	9.96%
Russell 3000® Index	12.85%
Visit www.ftportfolios.com/etf/SFEB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$66,584,615
Total number of portfolio holdings	5
Total advisory fee paid	$271,851
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.7%
Purchased Options	102.7%
Written Options	(3.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SFEB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer & Premium Income ETF - March
XIMR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - March (the “Fund”) for the period of March 18, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XIMR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - March	$40(1)	0.85%(2)
(1)	The Fund commenced investment operations on March 18, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.72% for the period from the Fund’s inception date on March 18, 2024 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 10.36% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	1.29%
Changes in other Variables	2.81%
Fees and Expenses	-0.38%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 18, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (3/18/24)
FT Vest U.S. Equity Buffer & Premium Income ETF - March	3.72%
S&P 500® Index	10.36%
Visit www.ftportfolios.com/etf/XIMR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The Fund has implemented a distribution policy pursuant to which the Fund intends to declare and pay monthly dividends to shareholders that is approximately 7.60% (before fees and expenses). The policy may reduce the Fund’s net asset value. The policy may be amended by the Trust’s Board of Trustees at any time, or the Fund may cease distributions entirely, at any time. Under the distribution policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions could consist of return of capital in order to maintain the distribution rate. During the Period, the Fund met its specified level of distributions. For the Period ended August 31, 2024, 100% of the Fund’s distributions were estimated as return of capital. The final determination of the source and tax status of all calendar year 2024 distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$21,066,550
Total number of portfolio holdings	11
Total advisory fee paid	$60,173
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	3.8%
Money Market Funds	1.2%
Purchased Options	109.3%
Written Options	(14.2%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XIMR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - March
GMAR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - March (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GMAR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - March	$90	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.69% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	8.60%
Changes in other Variables	4.94%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (March 17, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (3/17/23)
FT Vest U.S. Equity Moderate Buffer ETF - March	12.69%	14.96%
S&P 500® Index	27.14%	30.49%
Visit www.ftportfolios.com/etf/GMAR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$361,427,722
Total number of portfolio holdings	5
Total advisory fee paid	$1,733,988
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	103.2%
Written Options	(3.9%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GMAR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GMAR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - April
GAPR | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - April (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GAPR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - April	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.93% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.00%
Changes in other Variables	7.78%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (April 21, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (4/21/23)
FT Vest U.S. Equity Moderate Buffer ETF - April	15.93%	16.28%
S&P 500® Index	27.14%	27.69%
Visit www.ftportfolios.com/etf/GAPR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$218,741,924
Total number of portfolio holdings	5
Total advisory fee paid	$1,375,718
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.8%
Purchased Options	105.4%
Written Options	(6.1%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GAPR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GAPR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - May
GMAY | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - May (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - May	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.37% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.37%
Changes in other Variables	4.85%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 19, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (5/19/23)
FT Vest U.S. Equity Moderate Buffer ETF - May	13.37%	14.48%
S&P 500® Index	27.14%	28.01%
Visit www.ftportfolios.com/etf/GMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$275,190,760
Total number of portfolio holdings	5
Total advisory fee paid	$1,264,254
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.9%
Purchased Options	102.7%
Written Options	(3.5%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Small Cap
Moderate Buffer ETF - May
SMAY | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - May (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SMAY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - May	$97	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.95% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 18.47% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	8.76%
Changes in other Variables	8.09%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (May 19, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (5/19/23)
FT Vest U.S. Small Cap Moderate Buffer ETF - May	15.95%	16.45%
Russell 2000® Index	18.47%	20.78%
Russell 3000® Index	26.14%	27.40%
Visit www.ftportfolios.com/etf/SMAY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$76,924,893
Total number of portfolio holdings	5
Total advisory fee paid	$319,093
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	103.7%
Written Options	(4.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SMAY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SMAY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity Buffer & Premium Income ETF - June
XIJN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - June (the “Fund”) for the period of June 21, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XIJN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - June	$17(1)	0.85%(2)
(1)	The Fund commenced investment operations on June 21, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 1.86% for the period from the Fund’s inception date on June 21, 2024 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 3.61% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	0.61%
Changes in other Variables	1.41%
Fees and Expenses	-0.16%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 21, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (6/21/24)
FT Vest U.S. Equity Buffer & Premium Income ETF - June	1.86%
S&P 500® Index	3.61%
Visit www.ftportfolios.com/etf/XIJN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The Fund has implemented a distribution policy pursuant to which the Fund intends to declare and pay monthly dividends to shareholders that is approximately 7.36% (before fees and expenses). The policy may reduce the Fund’s net asset value. The policy may be amended by the Trust’s Board of Trustees at any time, or the Fund may cease distributions entirely, at any time. Under the distribution policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions could consist of return of capital in order to maintain the distribution rate. During the Period, the Fund met its specified level of distributions. For the Period ended August 31, 2024, 100% of the Fund’s distributions were estimated return of capital. The final determination of the source and tax status of all calendar year 2024 distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$4,634,133
Total number of portfolio holdings	15
Total advisory fee paid	$5,185
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	5.7%
Purchased Options	104.5%
Written Options	(11.0%)
Net Other Assets and Liabilities	0.8%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XIJN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - June
GJUN | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - June (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GJUN. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - June	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.51% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.13%
Changes in other Variables	4.23%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (June 16, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (6/16/23)
FT Vest U.S. Equity Moderate Buffer ETF - June	14.51%	13.88%
S&P 500® Index	27.14%	24.55%
Visit www.ftportfolios.com/etf/GJUN for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$542,830,977
Total number of portfolio holdings	5
Total advisory fee paid	$2,575,317
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.0%
Purchased Options	102.1%
Written Options	(3.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GJUN or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GJUN to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - July
GJUL | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - July (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GJUL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - July	$92	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 15.50% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	11.50%
Changes in other Variables	4.85%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (July 21, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (7/21/23)
FT Vest U.S. Equity Moderate Buffer ETF - July	15.50%	14.09%
S&P 500® Index	27.14%	23.61%
Visit www.ftportfolios.com/etf/GJUL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$368,714,580
Total number of portfolio holdings	5
Total advisory fee paid	$2,347,994
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	102.3%
Written Options	(3.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GJUL or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GJUL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - August
GAUG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - August (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - August	$91	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.60% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.29%
Changes in other Variables	5.16%
Fees and Expenses	-0.85%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 18, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (8/18/23)
FT Vest U.S. Equity Moderate Buffer ETF - August	13.60%	15.06%
S&P 500® Index	27.14%	30.01%
Visit www.ftportfolios.com/etf/GAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$175,027,755
Total number of portfolio holdings	5
Total advisory fee paid	$874,319
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	102.8%
Written Options	(3.9%)
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/GAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Small Cap
Moderate Buffer ETF - August
SAUG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - August (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SAUG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - August	$97	0.90%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.76% for the twelve months ended August 31, 2024. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 18.47% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.57%
Changes in other Variables	6.09%
Fees and Expenses	-0.90%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (August 18, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (8/18/23)
FT Vest U.S. Small Cap Moderate Buffer ETF - August	14.76%	15.99%
Russell 2000® Index	18.47%	20.31%
Russell 3000® Index	26.14%	29.05%
Visit www.ftportfolios.com/etf/SAUG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$58,121,158
Total number of portfolio holdings	5
Total advisory fee paid	$317,419
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	1.1%
Purchased Options	104.7%
Written Options	(5.8%)
Net Other Assets and Liabilities	0.0%
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SAUG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s predetermined upside cap on Underlying ETF returns was reset based upon prevailing market conditions at the start of the new Target Outcome Period.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SAUG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Buffer & Premium Income ETF - September
XISE | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - September (the “Fund”) for the period of September 15, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XISE. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - September	$85(1)	0.85%(2)
(1)	The Fund commenced investment operations on September 15, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.31% for the period from the Fund’s inception date on September 15, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 28.68% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.78%
Changes in other Variables	-1.66%
Fees and Expenses	-0.81%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 15, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (9/15/23)
FT Vest U.S. Equity Buffer & Premium Income ETF - September	7.31%
S&P 500® Index	28.68%
Visit www.ftportfolios.com/etf/XISE for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The Fund has implemented a distribution policy pursuant to which the Fund intends to declare and pay monthly dividends to shareholders that is approximately 6.67% (before fees and expenses). The policy may reduce the Fund’s net asset value. The policy may be amended by the Trust’s Board of Trustees at any time, or the Fund may cease distributions entirely, at any time. Under the distribution policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions could consist of return of capital in order to maintain the distribution rate. During the Period, the Fund met its specified level of distributions. For the Period ended August 31, 2024, 1.84% of the Fund’s distributions were estimated as ordinary income and 98.16% were estimated as return of capital. The final determination of the source and tax status of all calendar year 2024 distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$78,442,428
Total number of portfolio holdings	6
Total advisory fee paid	$398,593
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	0.6%
Money Market Funds	0.8%
Purchased Options	125.5%
Written Options	(26.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XISE to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - September
GSEP | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - September (the “Fund”) for the period of September 15, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GSEP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - September	$88(1)	0.85%(2)
(1)	The Fund commenced investment operations on September 15, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.60% for the period from the Fund’s inception date on September 15, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 28.68% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.82%
Changes in other Variables	4.59%
Fees and Expenses	-0.81%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (September 15, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (9/15/23)
FT Vest U.S. Equity Moderate Buffer ETF - September	13.60%
S&P 500® Index	28.68%
Visit www.ftportfolios.com/etf/GSEP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$128,444,282
Total number of portfolio holdings	5
Total advisory fee paid	$980,170
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.3%
Purchased Options	110.8%
Written Options	(11.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GSEP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - October
GOCT | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - October (the “Fund”) for the period of October 20, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GOCT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - October	$79(1)	0.85%(2)
(1)	The Fund commenced investment operations on October 20, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.78% for the period from the Fund’s inception date on October 20, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 35.42% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	8.37%
Changes in other Variables	6.14%
Fees and Expenses	-0.73%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (October 20, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (10/20/23)
FT Vest U.S. Equity Moderate Buffer ETF - October	13.78%
S&P 500® Index	35.42%
Visit www.ftportfolios.com/etf/GOCT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$95,773,283
Total number of portfolio holdings	5
Total advisory fee paid	$925,283
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	116.5%
Written Options	(16.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GOCT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - November
GNOV | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - November (the “Fund”) for the period of November 17, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - November	$71(1)	0.85%(2)
(1)	The Fund commenced investment operations on November 17, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 11.78% for the period from the Fund’s inception date on November 17, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 26.53% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	8.05%
Changes in other Variables	4.39%
Fees and Expenses	-0.66%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 17, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (11/17/23)
FT Vest U.S. Equity Moderate Buffer ETF - November	11.78%
S&P 500® Index	26.53%
Visit www.ftportfolios.com/etf/GNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$158,473,141
Total number of portfolio holdings	5
Total advisory fee paid	$1,059,751
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	111.0%
Written Options	(11.3%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Small Cap
Moderate Buffer ETF - November
SNOV | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Small Cap Moderate Buffer ETF - November (the “Fund”) for the period of November 17, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SNOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Small Cap Moderate Buffer ETF - November	$76(1)	0.90%(2)
(1)	The Fund commenced investment operations on November 17, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.82% for the period from the Fund’s inception date on November 17, 2023 through August 31, 2024. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 24.76% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	9.12%
Changes in other Variables	5.40%
Fees and Expenses	-0.70%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (November 17, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (11/17/23)
FT Vest U.S. Small Cap Moderate Buffer ETF - November	13.82%
Russell 2000® Index	24.76%
Russell 3000® Index	26.16%
Visit www.ftportfolios.com/etf/SNOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$22,733,685
Total number of portfolio holdings	5
Total advisory fee paid	$168,302
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.5%
Purchased Options	107.6%
Written Options	(8.0%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SNOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Buffer & Premium Income ETF - December
XIDE | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Buffer & Premium Income ETF - December (the “Fund”) for the period of December 15, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/XIDE. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Buffer & Premium Income ETF - December	$62(1)	0.85%(2)
(1)	The Fund commenced investment operations on December 15, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.22% for the period from the Fund’s inception date on December 15, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.86% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	1.72%
Changes in other Variables	4.10%
Fees and Expenses	-0.60%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 15, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (12/15/23)
FT Vest U.S. Equity Buffer & Premium Income ETF - December	5.22%
S&P 500® Index	20.86%
Visit www.ftportfolios.com/etf/XIDE for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The Fund has implemented a distribution policy pursuant to which the Fund intends to declare and pay monthly dividends to shareholders that is approximately 7.56% (before fees and expenses). The policy may reduce the Fund’s net asset value. The policy may be amended by the Trust’s Board of Trustees at any time, or the Fund may cease distributions entirely, at any time. Under the distribution policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions could consist of return of capital in order to maintain the distribution rate. During the Period, the Fund met its specified level of distributions. For the Period ended August 31, 2024, 6.38% of the Fund’s distributions were estimated as ordinary income and 93.62% were estimated as return of capital. The final determination of the source and tax status of all calendar year 2024 distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$20,529,041
Total number of portfolio holdings	8
Total advisory fee paid	$109,166
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	2.2%
Money Market Funds	1.0%
Purchased Options	118.5%
Written Options	(21.6%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/XIDE to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest U.S. Equity
Moderate Buffer ETF - December
GDEC | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest U.S. Equity Moderate Buffer ETF - December (the “Fund”) for the period of December 15, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/GDEC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest U.S. Equity Moderate Buffer ETF - December	$64(1)	0.85%(2)
(1)	The Fund commenced investment operations on December 15, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.79% for the period from the Fund’s inception date on December 15, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 20.86% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	7.05%
Changes in other Variables	3.34%
Fees and Expenses	-0.60%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (December 15, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (12/15/23)
FT Vest U.S. Equity Moderate Buffer ETF - December	9.79%
S&P 500® Index	20.86%
Visit www.ftportfolios.com/etf/GDEC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$126,965,952
Total number of portfolio holdings	5
Total advisory fee paid	$985,390
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Money Market Funds	0.4%
Purchased Options	108.5%
Written Options	(8.8%)
Net Other Assets and Liabilities	(0.1%)
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/GDEC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

FT Vest Laddered Moderate Buffer ETF
BUFZ | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Laddered Moderate Buffer ETF (the “Fund”) for the period of October 25, 2023 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFZ. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Moderate Buffer ETF	$16(1) (2)	0.17%(1) (3)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
(2)	The Fund commenced investment operations on October 25, 2023. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(3)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 17.47% for the period from the Fund’s inception date on October 25, 2023 through August 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.62% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	13.03%
Changes in other Variables	5.31%
Fees and Expenses**	-0.87%
The Fund holds a portfolio that consists of a number of buffer funds, and thus is exposed to the combinations of FLexible EXchange® Options (“FLEX Options”) held by the funds in its portfolio.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (October 25, 2023 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (10/25/23)
FT Vest Laddered Moderate Buffer ETF	17.47%
S&P 500® Index	36.62%
Visit www.ftportfolios.com/etf/BUFZ for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$229,238,047
Total number of portfolio holdings	13
Total advisory fee paid	$115,183
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	100.0%
Money Market Funds	0.0%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/BUFZ or upon request at 1-800-621-1675 or info@ftportfolios.com.
Pursuant to a contractual agreement, effective August 1, 2024, the Fund’s investment advisor agreed to waive management fees of 0.10% of average daily net assets through December 31, 2025.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFZ to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund.

FT Vest Laddered Small Cap Moderate Buffer ETF
BUFS | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the FT Vest Laddered Small Cap Moderate Buffer ETF (the “Fund”) for the period of May 29, 2024 (commencement of investment operations) to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/BUFS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Laddered Small Cap Moderate Buffer ETF	$4(1) (2)	0.15%(1) (3)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
(2)	The Fund commenced investment operations on May 29, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(3)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.65% for the period from the Fund’s inception date on May 29, 2024 through August 31, 2024. The Fund underperformed its benchmark, the Russell 2000® Index, which returned 9.33% for the same Period.
This underperformance was due to the following:
Fund NAV Performance Attributed to*:
Changes in Reference Asset	4.46%
Changes in other Variables	1.46%
Fees and Expenses**	-0.27%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objective.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the underlying buffer funds’ Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
** Includes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
FUND PERFORMANCE (May 29, 2024 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	Since Inception (5/29/24)
FT Vest Laddered Small Cap Moderate Buffer ETF	5.65%
Russell 2000® Index	9.33%
Russell 3000® Index	7.64%
Visit www.ftportfolios.com/etf/BUFS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$10,480,703
Total number of portfolio holdings	5
Total advisory fee paid	$2,386
Portfolio turnover rate	1%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/BUFS or upon request at 1-800-621-1675 or info@ftportfolios.com.
Pursuant to a contractual agreement, effective August 1, 2024, the Fund’s investment advisor agreed to waive management fees of 0.10% of average daily net assets through May 21, 2026.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/BUFS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

First Trust SkyBridge
Crypto Industry and Digital Economy ETF
CRPT | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/CRPT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust SkyBridge Crypto Industry and Digital Economy ETF	$127	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 98.79% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the S&P 500® Index, which returned 27.14% for the same Period.
This outperformance was driven primarily by the Fund’s exposure to crypto industry equities that experienced a sharp increase in value driven by a crypto industry recovery and Bitcoin’s sharp increase in price over the Period, with several of the Fund’s top positions (for example, MicroStrategy, Inc. and Coinbase Global, Inc.) outperforming the return on spot Bitcoin over the Period.
FUND PERFORMANCE (September 20, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (9/20/21)
First Trust SkyBridge Crypto Industry and Digital Economy ETF	98.79%	-15.27%
S&P 500® Index	27.14%	10.92%
Visit www.ftportfolios.com/etf/CRPT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$51,050,606
Total number of portfolio holdings	31
Total advisory fee paid	$346,621
Portfolio turnover rate	215%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
MicroStrategy, Inc., Class A	20.4%
Coinbase Global, Inc., Class A	18.1%
Galaxy Digital Holdings Ltd.	6.4%
Cleanspark, Inc.	4.5%
Riot Platforms, Inc.	4.5%
Marathon Digital Holdings, Inc.	4.5%
Cipher Mining, Inc.	4.5%
NVIDIA Corp.	4.4%
Terawulf, Inc.	4.3%
Iris Energy Ltd.	4.2%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/CRPT or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Trust’s Board of Trustees approved a change to the Fund’s principal investment strategies to allow the Fund to invest in Bitcoin Exchange-Traded Products. These Bitcoin Exchange-Traded Products are expected to be held by the Fund indirectly via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Fund generally intends to invest up to 25% of its net assets in Bitcoin Exchange-Traded Products; however, at certain times, the Fund may invest more than 25% of its net assets in Bitcoin Exchange-Traded Products. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/CRPT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Multi-Manager
Large Growth ETF
MMLG | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Multi-Manager Large Growth ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MMLG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Multi-Manager Large Growth ETF	$97	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 27.91% for the 12 months ended August 31, 2024. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 30.75% for the same Period.
This underperformance was driven by the Fund’s positions in the Health Care sector where selection detracted from performance relative to the benchmark. An overweight to Dexcom, Inc., which works with devices for glucose monitoring for diabetes, returned -31.3% over the Period after reporting weak revenue and guidance. Additionally, the Fund was overweight to 10x Genomics, Inc., which was down 55.0% for the Period with an unfavorable ruling in a patent infringement case in Germany and a competitor gaining reach in the space. Selection in the Information Technology sector was also a detractor. An overweight to Snowflake, Inc., a software solutions company, detracted as the company traded down 27.2%. An overweight to Atlassian Corp. hurt performance as the name was down 18.9%. An overweight to Entegris, Inc. hurt Fund performance as the name was up but less than the benchmark. An off-benchmark position in ASML Holding N.V. returned -13.4% and also hurt Fund performance. Offsetting some losses was selection in the Consumer Discretionary sector which was up approximately 12.2% for the benchmark and the Fund outperformed. Additionally, the Fund’s selection within the Communication Services sector also aided returns as the Fund’s sector holdings outpaced the benchmark.
FUND PERFORMANCE (July 21, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (7/21/20)
First Trust Multi-Manager Large Growth ETF	27.91%	8.63%
Russell 1000® Growth Index	30.75%	16.25%
Russell 1000® Index	26.60%	15.58%
Visit www.ftportfolios.com/etf/MMLG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$69,550,338
Total number of portfolio holdings	77
Total advisory fee paid	$501,843
Portfolio turnover rate	41%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
NVIDIA Corp.	9.3%
Microsoft Corp.	7.7%
Amazon.com, Inc.	6.5%
Apple, Inc.	4.7%
Meta Platforms, Inc., Class A	4.6%
ServiceNow, Inc.	4.1%
Alphabet, Inc., Class A	2.9%
Netflix, Inc.	2.4%
ASML Holding N.V.	2.2%
Eli Lilly & Co.	2.1%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/MMLG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MMLG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Multi-Manager
Small Cap Opportunities ETF
MMSC | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MMSC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Multi-Manager Small Cap Opportunities ETF	$106	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 23.06% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 17.67% for the same Period.
The outperformance was largely due to selection within the Industrials sector, followed by selection within the Consumer Discretionary and the Energy sectors. In the Industrials sector, an off-benchmark position in Axon Enterprise, Inc., up 71.4%, benefitted Fund performance as the company reported record sales, raised guidance, and saw excitement around its Artificial Intelligence product. An overweight to FTAI Aviation Ltd. was also beneficial as the stock was up 252.5% as the company continued to report strong numbers and see continued growth. In the Consumer Discretionary sector, an off-benchmark position in Wingstop, Inc. was additive with the restaurant up 141.0% in the Period. Selection in the Energy sector was also additive with the benchmark holdings in the sector down and the holdings in the Fund putting up positive performance. Detracting from relative performance was selection in the Information Technology sector as the Fund’s holdings underperformed the benchmark. An allocation to cash was a drag on returns versus the benchmark in an up market.
FUND PERFORMANCE (October 13, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (10/13/21)
First Trust Multi-Manager Small Cap Opportunities ETF	23.06%	-0.03%
Russell 2000® Growth Index	17.67%	-1.20%
Russell 3000® Index	26.14%	9.36%
Visit www.ftportfolios.com/etf/MMSC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$21,177,786
Total number of portfolio holdings	199
Total advisory fee paid	$108,422
Portfolio turnover rate	86%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Axon Enterprise, Inc.	2.0%
CyberArk Software Ltd.	1.8%
TransMedics Group, Inc.	1.4%
Leonardo DRS, Inc.	1.4%
BellRing Brands, Inc.	1.3%
Crinetics Pharmaceuticals, Inc.	1.3%
Varonis Systems, Inc.	1.3%
Onto Innovation, Inc.	1.2%
Palomar Holdings, Inc.	1.2%
Wingstop, Inc.	1.2%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/MMSC or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MMSC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust TCW Opportunistic
 Fixed Income ETF
FIXD | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust TCW Opportunistic Fixed Income ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FIXD. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust TCW Opportunistic Fixed Income ETF	$66	0.64%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.55% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 7.30% for the same Period.
This outperformance was driven in part by favorable issue selection in the Fund. Corporate issue selection contributed to relative performance, led largely by outperforming bank issues, including UBS (formerly Credit Suisse) as prices and spreads continued to stabilize from the early 2023 dislocation, while other large systemically important banks that had been a focus in the Fund’s holdings also rallied and compressed towards the rest of the investment grade corporate index. Consistent with disciplined value investing, the outsized compression of corporate yield spreads throughout the Period led to a trimming of the Fund’s corporate exposure, realizing gains, and affording the Fund liquidity to redeploy upon future pricing and spread dislocations. Away from corporates, issue selection within securitized products was also notable, led by non-agency mortgage-backed securities (“MBS”) holdings, where the large allocation to legacy collateral and floating rate structures helped mitigate the impacts of rate volatility during the period while providing attractive coupon income. Similarly, collateralized loan obligations contributed within the asset-backed securities allocation, with compressing spreads an added benefit to relative returns. Commercial mortgage-backed securities holdings emphasized single asset single borrower (“SASBs”) deal structures with strong collateral and/or sponsors, which outperformed over the period while avoiding some of the broader credit concerns that affected conduit structures and idiosyncratic struggles faced by SASBs with weaker property collateral. Finally, the overweight to agency MBS contributed for the Period given strong performance in recent months as yields have come down.
Also significant to relative performance was the Fund’s longer-than-Index duration position and yield curve positioning. While this duration position weighed on returns early in the Period as rates reached their cycle highs in October 2023, the precipitous decline in Treasury yields over the last two months as markets became increasingly confident in a September 2024 rate cut by the Federal Reserve more than offset the performance drag that had accumulated up to that point. In addition, yield curve positioning focused on front-end yields provided a further boost as the recent rally has been led by the policy sensitive 2-Year yield. Derivatives positioning in the Fund was largely focused on futures positions to manage duration, interest rate swaps for hedging, and a small allocation to currency forwards, all of which had little impact on the Fund’s performance for the Period.
FUND PERFORMANCE (February 14, 2017 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	5 Year	Since Inception (2/14/17)
First Trust TCW Opportunistic Fixed Income ETF	7.55%	-0.12%	1.59%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.58%
Visit www.ftportfolios.com/etf/FIXD for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$5,279,538,093
Total number of portfolio holdings	900
Total advisory fee paid	$31,248,891
Portfolio turnover rate	511%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Dreyfus Government Cash Management Fund, Institutional Shares, Class I, 5.19%	11.7%
U.S. Treasury Note, 4.00%, 07/31/29	6.9%
U.S. Treasury Note, 3.63%, 08/31/29	6.6%
U.S. Treasury Note, 3.88%, 08/15/34	4.2%
U.S. Treasury Bond, 4.25%, 08/15/54	3.8%
U.S. Treasury Bond, 4.13%, 08/15/44	2.9%
U.S. Treasury Note, 3.75%, 08/31/26	2.6%
Federal National Mortgage Association, Pool TBA, 3.50%, 09/15/54	2.0%
U.S. Treasury Note, 3.75%, 08/15/27	1.9%
U.S. Treasury Bond, 4.63%, 05/15/44	1.5%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FIXD or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s principal investment strategies were revised to reflect that the Fund’s average portfolio duration varies within 1.5 years (previously 1 year) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Bond Index.
Effective December 31, 2024, Stephen M. Kane will retire from the Fund’s investment sub-advisor and will no longer serve as a portfolio manager of the Fund.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FIXD to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust TCW Unconstrained Plus
 Bond ETF
UCON | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust TCW Unconstrained Plus Bond ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/UCON. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust TCW Unconstrained Plus Bond ETF	$89	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.35% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the ICE BofA 3-Month US Treasury Bill Index, which returned 5.48% for the same Period.
This outperformance was largely driven by the positive duration (sensitivity to interest rate moves) position, which reached a cycle-long of approximately 3.6 years by the end of October 2023 but hovered near 3.0 years thereafter. While this positive duration position weighed on returns early in the Period as rates reached their cycle highs in October 2023, the precipitous decline in Treasury yields over the last two months as markets became increasingly confident in a September 2024 rate cut by the Federal Reserve more than offset the performance drag that had accumulated up to that point.
Also significant to outperformance was the allocation to fixed income spread sectors given a broad-based reduction in yield premiums across sectors, spurred by the late 2023 rally and attendant investor optimism regarding the future state of the economy. Though this optimism moderated somewhat in the first half of 2024, valuations remain rich across a large swath of the fixed income market, especially corporates where yield premiums remain near post-Great Financial Crisis lows. As such, exposure to corporates benefitted relative returns, with the strong market tone providing opportunity to crystalize gains and trim holdings where investment theses materialized. This was most prominent across the banking sector, where UBS (formerly Credit Suisse) contributed from an issue selection standpoint as it stabilized from its early 2023 dislocations, while other large systemically important banks that had been a focus in the Fund’s holdings also rallied and compressed towards the rest of the investment grade corporate index.
Away from corporates, securitized credit exposure was also additive. Non-agency holdings performed the best amid sustained demand and limited net issuance in the sector, with investor optimism helping drive a flattening of credit curves and outperformance among more subordinated tranches. Asset-backed securities were also additive, with collateralized loan obligations contributing as their floating rate nature mitigated the impact of rising rates while falling yield premiums helped propel the sector to strong returns. Among commercial mortgage-backed securities (“MBS”), positioning favored private label issues, focusing on single asset single borrower deals which benefitted from strong performing collateral. Finally, despite strong performance in recent months as yields have come down, agency MBS detracted for the Period given elevated levels of rate volatility throughout much of the Period. Derivatives positioning in the Fund was largely focused on futures positions to manage duration, interest rate swaps for hedging, and a small allocation to currency forwards, all of which had little impact on the Fund’s performance for the Period.
FUND PERFORMANCE (June 4, 2018 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	5 Year	Since Inception (6/4/18)
First Trust TCW Unconstrained Plus Bond ETF	8.35%	2.89%	3.47%
ICE BofA 3-Month US Treasury Bill Index	5.48%	2.27%	2.27%
ICE BofA US Dollar 3-Month Deposit Offered Rate Average Index(1)	5.57%	2.50%	2.51%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.71%
(1)
On May 31, 2023, the ICE BofA US Dollar 3-Month Deposit Offered Rate Average Index was replaced as a securities market index for the Fund with the ICE BofA 3‑Month US Treasury Bill Index in connection with the phase out of the London interbank offered rate.

Visit www.ftportfolios.com/etf/UCON for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$2,906,455,874
Total number of portfolio holdings	1,052
Total advisory fee paid	$17,623,436
Portfolio turnover rate	314%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Dreyfus Government Cash Management Fund, Institutional Shares, Class I, 5.19%	6.3%
Federal Home Loan Bank Discount Notes, 0.00%, 01/27/25	4.0%
U.S. Treasury Bill, 0.00%, 10/17/24	2.4%
U.S. Treasury Bill, 0.00%, 11/12/24	2.4%
Federal Home Loan Bank Discount Notes, 0.00%, 01/14/25	2.3%
U.S. Treasury Bill, 0.00%, 11/14/24	2.0%
U.S. Treasury Note, 3.75%, 08/15/27	1.9%
U.S. Treasury Bill, 0.00%, 10/29/24	1.7%
U.S. Treasury Bill, 0.00%, 11/21/24	1.5%
Government National Mortgage Association, Pool TBA, 5.00%, 10/15/54	1.2%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/UCON or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective December 31, 2024, Stephen M. Kane will retire from the Fund’s investment sub-advisor and will no longer serve as a portfolio manager of the Fund.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/UCON to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust TCW Securitized Plus ETF
DEED | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust TCW Securitized Plus ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DEED. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust TCW Securitized Plus ETF	$78	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.83% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, which returned 7.46% for the same Period.
This outperformance was driven by the Fund’s focus on structured credit given a continued tightening of yield spreads across collateral types and deal structures, with non-agency commercial mortgage-backed securities exposure providing the largest benefit. More specifically, the Fund’s emphasis on single asset single borrower deals with high-quality collateral and attractive yields provided a boost to relative returns, along with interest only commercial mortgage-backed securities bonds that benefitted from strong cash flows over the period. Issue selection in asset-backed securities was also notable, particularly collateralized loan obligations which benefitted from positive cash flows and strong market technicals as demand continued to outweigh supply. Finally, residential mortgage-backed securities exposure contributed, despite a drag from being underweight agency mortgage-backed securities in recent months as the sector has performed well amid declining rate volatility. Contributions came from non-agency holdings which benefitted from sustained demand and limited net issuance in the sector, with investor optimism helping drive a flattening of credit curves and outperformance among more subordinated tranches.
Also significant to relative performance was the Fund’s longer-than-Index duration position. While this duration position weighed on returns early in the Period as rates reached their cycle highs in October 2023, the precipitous decline in Treasury yields over the last two months as markets became increasingly confident in a September 2024 rate cut by the Federal Reserve more than offset the performance drag that had accumulated up to that point. Yield curve positioning focused on front-end yields provided a further boost as the recent rally has been led by the policy sensitive 2-Year yield. Derivative positioning in the Fund is largely focused on futures positions used to manage duration, with a small allocation to currency forwards which had little impact on the Fund’s performance for the Period.
FUND PERFORMANCE (April 29, 2020 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (4/29/20)
First Trust TCW Securitized Plus ETF	8.83%	-0.03%
Bloomberg U.S. Mortgage-Backed Securities Index	7.46%	-1.14%
Bloomberg U.S. Aggregate Bond Index	7.30%	-1.08%
Visit www.ftportfolios.com/etf/DEED for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$72,819,140
Total number of portfolio holdings	271
Total advisory fee paid	$506,297
Portfolio turnover rate	408%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Dreyfus Government Cash Management Fund, Institutional Shares, Class I, 5.19%	7.0%
U.S. Treasury Note, 3.75%, 08/31/26	5.1%
Federal National Mortgage Association, Pool TBA, 2.50%, 09/15/54	2.0%
Government National Mortgage Association, Pool TBA, 5.00%, 10/15/54	2.0%
Federal National Mortgage Association, Pool TBA, 3.00%, 09/15/54	1.6%
Government National Mortgage Association, Pool TBA, 2.50%, 09/15/54	1.5%
Government National Mortgage Association, Pool TBA, 4.50%, 09/15/54	1.4%
Federal National Mortgage Association, Pool TBA, 5.50%, 09/15/54	1.3%
Federal National Mortgage Association, Pool TBA, 2.00%, 09/15/54	1.3%
Federal Home Loan Mortgage Corporation, Pool QD7088, 2.00%, 02/01/52	1.3%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S.Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DEED to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust TCW Emerging Markets Debt ETF
EFIX | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about the First Trust TCW Emerging Markets Debt ETF (the “Fund”) for the year of September 1, 2023 to August 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/EFIX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust TCW Emerging Markets Debt ETF	$102	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.63% for the 12 months ended August 31, 2024. The Fund outperformed its benchmark, the JP Morgan Emerging Market Bond Index Global Diversified, which returned 13.42% for the same Period.
This outperformance was driven by security selection decisions and an overweight to high yield relative to investment grade (high yield sovereigns returned approximately 18.6% versus 8.5% for investment grade sovereigns.) From a sector perspective, an off-index allocation to corporates also benefited relative performance.
From a country perspective, the outperformance for the Period was driven by:
  Overweight positioning and security selection in Egypt based on our view of support from international partners, market reforms and monetary policy tightening
  Underweight positioning and security selection in China based on our view of valuations and growth outlook
  Security selection in Brazil and Colombia
  Overweight positioning in Pakistan, which benefited from International Monetary Fund support and reduced political uncertainty post elections
  Security selection in Kazakhstan, particularly select oil & gas quasi-sovereign exposure
  Overweight positioning and security selection in Chile, particularly select metals & mining quasi-sovereign exposure and other corporate exposure
On the other hand, the following hurt relative performance during the Period:
  Overweight positioning and security selection in Venezuela given an unfavorable election outcome
  Off-index exposure to oil & gas corporates in Israel due to elevated geopolitical tensions in the region
  Security selection in the Dominican Republic
  Overweight positioning in Ghana during the fourth quarter of 2023
Derivative positioning in the Fund is largely focused on a small allocation to currency forwards and intermittent use of credit default swaps for hedging index exposure, both of which had little impact on performance.
FUND PERFORMANCE (February 17, 2021 to August 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of August 31, 2024)	1 Year	Since Inception (2/17/21)
First Trust TCW Emerging Markets Debt ETF	14.63%	-0.10%
JP Morgan Emerging Market Bond Index Global Diversified	13.42%	-0.71%
Visit www.ftportfolios.com/etf/EFIX for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of August 31, 2024)
Fund net assets	$41,904,760
Total number of portfolio holdings	193
Total advisory fee paid	$344,186
Portfolio turnover rate	98%
WHAT DID THE FUND INVEST IN? (As of August 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Dreyfus Government Cash Management Fund, Institutional Shares, Class I, 5.19%	2.1%
Saudi Government International Bond, 5.75%, 01/16/54	1.7%
Oman Government International Bond, 6.25%, 01/25/31	1.5%
Bahrain Government International Bond, 6.75%, 09/20/29	1.5%
Peruvian Government International Bond, 2.78%, 01/23/31	1.3%
Colombia Government International Bond, 8.75%, 11/14/53	1.3%
Greensaif Pipelines Bidco Sarl, 6.13%, 02/23/38	1.2%
Egypt Government International Bond, 7.30%, 09/30/33	1.2%
Dominican Republic International Bond, 4.50%, 01/30/30	1.2%
Ukraine Government International Bond, 0.00%, 08/01/41	1.2%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S.Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/EFIX or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended August 31, 2024, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/EFIX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund VIII (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $1,277,125 for the fiscal year ended 2023 and $1,606,750 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $763,793 for the fiscal year ended 2023 and $869,568 for the fiscal year ended 2024.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor and distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $763,793 for the Registrant, $31,000 for the Registrant’s investment advisor and $45,500 for the Registrant’s distributor; and for the fiscal year ended 2024 were $869,568 for the Registrant, $28,600 for the Registrant’s investment advisor and $33,000 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statements required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

First Trust Income Opportunities ETF (FCEF)
First Trust Flexible Municipal High Income ETF (MFLX)
First Trust Low Duration Strategic Focus ETF (LDSF)
First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Small Cap ETF (AFSM)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective(s). Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Income Opportunities ETF (FCEF)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
CLOSED-END FUNDS — 93.1%
	Capital Markets — 93.1%
64,657	abrdn Global Infrastructure Income Fund	$1,276,329
70,486	abrdn Healthcare Investors	1,335,710
61,743	abrdn Healthcare Opportunities Fund	1,352,789
11,999	abrdn Life Sciences Investors	181,545
24,031	Adams Natural Resources Fund, Inc.	564,008
29,138	Angel Oak Financial Strategies Income Term Trust	373,695
47,473	Ares Dynamic Credit Allocation Fund, Inc.	729,660
52,435	BlackRock Capital Allocation Term Trust	869,897
19,688	BlackRock Enhanced Capital and Income Fund, Inc.	385,885
4,514	BlackRock Health Sciences Trust	191,434
18,880	BlackRock Multi-Sector Income Trust	283,578
31,250	BlackRock Resources & Commodities Strategy Trust	290,000
29,741	BlackRock Science & Technology Trust	1,047,181
12,069	BlackRock Utilities Infrastructure & Power Opportunities Trust	282,052
69,739	Blackstone Strategic Credit 2027 Term Fund	848,724
21,526	Brookfield Real Assets Income Fund, Inc.	288,448
16,477	Central Securities Corp.	735,368
38,920	Cohen & Steers Infrastructure Fund, Inc.	969,886
43,036	Cohen & Steers REIT and Preferred and Income Fund, Inc.	1,010,916
5,737	DoubleLine Yield Opportunities Fund	93,685
50,520	Eaton Vance Short Duration Diversified Income Fund	561,277
51,046	Eaton Vance Tax-Advantaged Dividend Income Fund	1,252,669
81,090	Eaton Vance Tax-Advantaged Global Dividend Income Fund	1,546,386
45,780	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	1,192,569
184,695	FS Credit Opportunities Corp.	1,161,732
48,759	Gabelli Dividend & Income (The) Trust	1,173,142
Shares	Description	Value

	Capital Markets (Continued)
14,248	General American Investors Co., Inc.	$750,015
57,854	John Hancock Tax-Advantaged Dividend Income Fund	1,252,539
18,078	Kayne Anderson Energy Infrastructure Fund	194,158
178,699	Nuveen Credit Strategies Income Fund	1,032,880
73,823	Nuveen Floating Rate Income Fund	653,334
10,632	Nuveen Mortgage and Income Fund	194,140
27,697	Nuveen Multi-Asset Income Fund	373,356
15,344	Nuveen NASDAQ 100 Dynamic Overwrite Fund	379,457
121,155	Nuveen Preferred & Income Opportunities Fund	952,278
44,072	Nuveen Real Asset Income and Growth Fund	572,936
8,062	Nuveen Taxable Municipal Income Fund	133,829
45,777	Nuveen Variable Rate Preferred & Income Fund	868,390
39,754	NYLI CBRE Global Infrastructure Megatrends Term Fund	554,171
74,927	PGIM Global High Yield Fund, Inc.	948,576
11,136	PIMCO Access Income Fund	176,617
59,338	PIMCO Dynamic Income Opportunities Fund	815,897
21,007	PIMCO Dynamic Income Strategy Fund	477,909
22,696	Reaves Utility Income Fund	682,242
19,827	Royce Micro-Cap Trust, Inc.	194,106
43,607	Royce Small-Cap Trust, Inc.	678,089
28,011	Source Capital, Inc.	1,255,195
11,278	Tortoise Power and Energy Infrastructure Fund, Inc.	206,951
30,580	Tri-Continental Corp.	985,899
17,501	Virtus Artificial Intelligence & Technology Opportunities Fund	379,072
55,387	Western Asset Diversified Income Fund	843,544
72,232	Western Asset High Income Opportunity Fund, Inc.	287,483
	Total Closed-End Funds	35,841,628
	(Cost $35,097,978)
See Notes to Financial Statements

First Trust Income Opportunities ETF (FCEF)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
EXCHANGE-TRADED FUNDS — 3.1%
	Capital Markets — 3.1%
48,263	Invesco Variable Rate Investment Grade ETF	$1,211,884
	(Cost $1,208,364)
MONEY MARKET FUNDS — 3.7%
1,416,315	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (a)	1,416,315
	(Cost $1,416,315)

	Total Investments — 99.9%	38,469,827
	(Cost $37,722,657)
	Net Other Assets and Liabilities — 0.1%	26,760
	Net Assets — 100.0%	$38,496,587

(a)	Rate shown reflects yield as of August 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Closed-End Funds*	$ 35,841,628	$ 35,841,628	$ —	$ —
Exchange-Traded Funds*	1,211,884	1,211,884	—	—
Money Market Funds	1,416,315	1,416,315	—	—
Total Investments	$38,469,827	$38,469,827	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 90.5%
	Alabama — 4.8%
$250,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	$251,783
450,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.25%	10/01/44	492,228
				744,011
	Arizona — 3.0%
275,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/37	258,588
250,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/51	207,463
				466,051
	Arkansas — 0.7%
100,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond United St Steel Corp Proj, AMT	5.45%	09/01/52	105,211
	California — 6.5%
225,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AGM, AMT	4.38%	07/01/49	225,922
300,000	CA St Hlth Facs Fing Auth Rev Episcopal Cmntys & Svcs, Ser B	5.25%	11/15/53	318,551
250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	253,552
250,000	Elk Grove CA Fin Auth Spl Tax Rev Laguna Ridge CFD #2005-1	4.00%	09/01/50	223,779
				1,021,804
	Colorado — 2.8%
250,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/41	233,189
200,000	Denver City & Cnty CO Spl Facs Arpt Rev Ref United Airls Inc Proj, AMT	5.00%	10/01/32	200,034
				433,223
	Florida — 12.7%
250,000	Black Creek FL CDD Spl Assmnt Expansion Area Proj	5.13%	06/15/32	259,316
275,000	Capital Projs Fin Auth FL Eductnl Facs Rev Kissimmee Chrt Acdmy Proj (a)	6.50%	06/15/54	283,800
250,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (a)	4.00%	10/01/41	230,387
225,000	Cypress Mill CDD FL Spl Assmnt 2023 Proj	5.00%	05/01/43	232,514
250,000	FL St Dev Fin Corp Ref Brightline FL Passenger Rail Proj, AGM, AMT	5.25%	07/01/53	263,697
250,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sumter Wtr Conservation Auth Proj, AGM	4.00%	10/01/41	252,953
250,000	Ridge at Apopka CDD FL Spl Assmnt, Ser 22	5.38%	05/01/42	257,010
250,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	211,841
				1,991,518
	Georgia — 3.2%
250,000	Bartow Cnty GA Dev Auth Solidwaste Disp Fac Rev Var GA Pwr Co Plant Bowen Proj, AMT (b)	4.15%	11/01/62	250,000
250,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	253,607
				503,607
	Guam — 1.7%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser F	5.00%	01/01/28	263,454
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois — 3.6%
$300,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	$318,515
250,000	IL St, Ser B	4.00%	12/01/37	249,130
				567,645
	Indiana — 3.9%
250,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.75%	03/01/54	271,454
300,000	Indianapolis IN Loc Pub Impt Bond Bank Sr Convention Ctr Hotel, Ser E	6.00%	03/01/53	331,842
				603,296
	Iowa — 3.3%
260,000	Dallas Ctr IA Grimes Cmnty Sch Dist	3.00%	05/01/39	230,221
250,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Pre-refunded maturity 12/01/32)	5.00%	12/01/50	290,757
				520,978
	Kansas — 1.6%
250,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (a)	5.75%	09/01/39	258,200
	Missouri — 1.6%
250,000	Saint Charles Cnty MO Pub Wtr Sply Dist #2 Pub Wtr Sply Dist No 2, COPS	4.00%	12/01/44	245,643
	New Hampshire — 1.9%
300,000	NH St Busn Fin Auth Wtr Fac Rev Pennichuck Wtr Wks Inc Proj, Ser A, AMT	5.38%	04/01/49	305,316
	New York — 7.3%
300,000	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	319,061
250,000	NY St Dorm Auth Revs Non St Supported Debt Ref Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	276,008
250,000	NY St Thruway Auth Ref, Ser P	5.25%	01/01/54	280,736
250,000	Suffolk Regl Off Track Betting Corp NY Rev	5.75%	12/01/44	261,716
				1,137,521
	North Carolina — 1.5%
250,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For the Aging Ref, Ser A	4.00%	03/01/41	231,426
	Ohio — 1.6%
250,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (a)	5.00%	07/01/49	247,875
	Oregon — 3.2%
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.38%	11/15/55	250,743
250,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/41	252,214
				502,957
	Pennsylvania — 1.6%
250,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/37	253,125
	Puerto Rico — 3.2%
250,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/35	246,744
250,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Converted, Ser A-2	4.33%	07/01/40	247,248
				493,992
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina — 5.1%
$250,000	Patriots Energy Grp Fing Agy SC Gas Sply Rev Ref Var, Ser-B-1 (Mandatory put 03/01/31)	5.25%	02/01/54	$271,965
250,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/32	244,006
250,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.50%	11/01/50	280,786
				796,757
	Texas — 6.6%
250,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/41	266,388
250,000	Georgetown TX Util Sys Rev, BAM	4.00%	08/15/49	240,711
250,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (a)	5.00%	09/15/51	248,013
250,000	TX St Muni Gas Acq & Sply Corp IV, Ser B (Mandatory put 01/01/34)	5.50%	01/01/54	281,746
				1,036,858
	Vermont — 1.9%
300,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	4.00%	05/01/37	290,984
	Washington — 3.8%
300,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/54	321,686
250,000	WA St Hsg Fin Commn Nonprofit Rev Radford Court & Nordheim Court Portfolio	5.50%	07/01/59	269,189
				590,875
	Wisconsin — 3.4%
250,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	5.00%	07/01/55	223,381
300,000	Pub Fin Auth WI Tax Incr Rev Miami Worldcenter Proj, Ser A (a)	5.00%	06/01/41	306,054
				529,435
	Total Municipal Bonds			14,141,762
	(Cost $13,602,439)

Shares	Description	Value
CLOSED-END FUNDS — 8.1%
	Capital Markets — 8.1%
1,416	BlackRock MuniAssets Fund, Inc.	17,105
2,995	BlackRock Municipal Income Fund, Inc.	37,198
3,183	BlackRock Municipal Income Quality Trust	37,750
9,431	BlackRock Municipal Income Trust	99,025
10,508	BlackRock Municipal Income Trust II	116,849
2,770	BlackRock MuniHoldings Fund, Inc.	34,154
4,621	BlackRock MuniYield Quality Fund II, Inc.	48,752
6,499	BlackRock MuniYield Quality Fund III, Inc.	75,258
3,063	BlackRock MuniYield Quality Fund, Inc.	38,686
5,360	Eaton Vance Municipal Income Trust	57,781
7,436	Invesco Quality Municipal Income Trust	75,104
6,115	Invesco Trust for Investment Grade Municipals	63,596
9,457	Nuveen AMT-Free Municipal Credit Income Fund	123,130
14,622	Nuveen AMT-Free Quality Municipal Income Fund	169,615
6,626	Nuveen Municipal Credit Income Fund	84,482
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
CLOSED-END FUNDS (Continued)
	Capital Markets (Continued)
6,468	Nuveen Quality Municipal Income Fund	$77,810
10,832	Western Asset Managed Municipals Fund, Inc.	116,552
	Total Closed-End Funds	1,272,847
	(Cost $1,308,140)

	Total Investments — 98.6%	15,414,609
	(Cost $14,910,579)
	Net Other Assets and Liabilities — 1.4%	219,939
	Net Assets — 100.0%	$15,634,548

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2024, securities noted as such amounted to $2,263,761 or 14.5% of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.

Abbreviations throughout the Portfolio of Investments:
AGM	– Assured Guaranty Municipal Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
COPS	– Certificates of Participation

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$14,141,762	$—	$14,141,762	$—
Closed-End Funds**	1,272,847	1,272,847	—	—
Total Investments	$15,414,609	$1,272,847	$14,141,762	$—

*	See Portfolio of Investments for state and territory breakout.
**	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Low Duration Strategic Focus ETF (LDSF)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets — 100.0%
138,151	First Trust Emerging Markets Local Currency Bond ETF (a)	$3,894,478
189,173	First Trust Enhanced Short Maturity ETF (a)	11,316,329
2,806,423	First Trust Limited Duration Investment Grade Corporate ETF (a)	53,602,679
1,093,686	First Trust Low Duration Opportunities ETF (a)	53,634,361
164,392	First Trust Senior Loan Fund (a)	7,552,168
369,761	First Trust Tactical High Yield ETF (a)	15,370,965
65,041	iShares 3-7 Year Treasury Bond ETF	7,721,667
	Total Exchange-Traded Funds	153,092,647
	(Cost $153,733,148)
MONEY MARKET FUNDS — 0.0%
39,526	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (b)	39,526
	(Cost $39,526)

	Total Investments — 100.0%	153,132,173
	(Cost $153,772,674)
	Net Other Assets and Liabilities — 0.0%	20,121
	Net Assets — 100.0%	$153,152,294

(a)	Investment in an affiliated fund.
(b)	Rate shown reflects yield as of August 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 153,092,647	$ 153,092,647	$ —	$ —
Money Market Funds	39,526	39,526	—	—
Total Investments	$153,132,173	$153,132,173	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 1.0%
169	General Electric Co.	$29,511
743	Howmet Aerospace, Inc.	71,818
123	Lockheed Martin Corp.	69,876
177	Textron, Inc.	16,143
1	TransDigm Group, Inc.	1,373
		188,721
	Air Freight & Logistics — 0.3%
164	FedEx Corp.	48,998
	Automobile Components — 0.0%
199	BorgWarner, Inc.	6,780
	Banks — 0.6%
1,123	Citizens Financial Group, Inc.	48,345
2,125	Regions Financial Corp.	49,768
209	Zions Bancorp N.A.	10,358
		108,471
	Beverages — 0.4%
1,021	Coca-Cola (The) Co.	73,992
	Biotechnology — 2.1%
949	AbbVie, Inc.	186,298
162	Alnylam Pharmaceuticals, Inc. (a)	42,556
1,243	Gilead Sciences, Inc.	98,197
605	Incyte Corp. (a)	39,725
26	United Therapeutics Corp. (a)	9,452
		376,228
	Broadline Retail — 1.9%
1,701	Amazon.com, Inc. (a)	303,628
318	eBay, Inc.	18,794
341	Etsy, Inc. (a)	18,786
		341,208
	Building Products — 2.8%
1,035	A.O. Smith Corp.	86,650
10	Allegion PLC	1,388
364	Builders FirstSource, Inc. (a)	63,336
173	Carlisle Cos., Inc.	73,318
79	Lennox International, Inc.	46,625
1,267	Masco Corp.	100,803
366	Owens Corning	61,755
232	Trane Technologies PLC	83,905
		517,780
	Capital Markets — 2.7%
55	Ameriprise Financial, Inc.	24,719
1,815	Bank of New York Mellon (The) Corp.	123,819
348	Cboe Global Markets, Inc.	71,479
194	CME Group, Inc.	41,854
Shares	Description	Value

	Capital Markets (Continued)
1,541	Franklin Resources, Inc.	$31,190
407	Interactive Brokers Group, Inc., Class A	52,458
496	Intercontinental Exchange, Inc.	80,129
462	Invesco Ltd.	7,896
20	Moody’s Corp.	9,755
31	S&P Global, Inc.	15,910
109	State Street Corp.	9,494
331	T. Rowe Price Group, Inc.	35,099
		503,802
	Chemicals — 1.6%
902	CF Industries Holdings, Inc.	74,947
420	Ecolab, Inc.	106,336
153	LyondellBasell Industries N.V., Class A	15,101
199	Mosaic (The) Co.	5,685
296	PPG Industries, Inc.	38,400
167	RPM International, Inc.	19,414
96	Sherwin-Williams (The) Co.	35,460
		295,343
	Commercial Services & Supplies — 0.7%
155	Cintas Corp.	124,793
220	Rollins, Inc.	11,040
		135,833
	Communications Equipment — 1.4%
61	Arista Networks, Inc. (a)	21,556
1,498	Cisco Systems, Inc.	75,709
485	F5, Inc. (a)	98,528
152	Motorola Solutions, Inc.	67,190
		262,983
	Construction & Engineering — 0.5%
256	EMCOR Group, Inc.	100,623
	Consumer Finance — 0.6%
274	American Express Co.	70,870
870	Synchrony Financial	43,726
		114,596
	Consumer Staples Distribution & Retail — 2.0%
191	Costco Wholesale Corp.	170,445
1,596	Kroger (The) Co.	84,923
769	Walgreens Boots Alliance, Inc.	7,113
1,354	Walmart, Inc.	104,569
		367,050
	Containers & Packaging — 0.7%
716	Amcor PLC	8,191
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Containers & Packaging (Continued)
1,133	International Paper Co.	$54,860
289	Packaging Corp. of America	60,557
		123,608
	Distributors — 0.2%
847	LKQ Corp.	35,227
	Diversified REITs — 0.2%
727	WP Carey, Inc.	43,635
	Diversified Telecommunication Services — 0.7%
1,562	AT&T, Inc.	31,084
2,244	Verizon Communications, Inc.	93,754
		124,838
	Electric Utilities — 2.6%
511	Constellation Energy Corp.	100,514
516	Edison International	44,907
858	Evergy, Inc.	50,742
2,421	FirstEnergy Corp.	106,330
1,665	NRG Energy, Inc.	141,542
275	PPL Corp.	8,775
284	Southern (The) Co.	24,538
		477,348
	Electrical Equipment — 0.6%
295	Eaton Corp. PLC	90,544
227	Vertiv Holdings Co., Class A	18,848
		109,392
	Electronic Equipment, Instruments & Components — 1.1%
1,596	Amphenol Corp., Class A	107,650
33	CDW Corp.	7,446
275	Jabil, Inc.	30,052
252	Keysight Technologies, Inc. (a)	38,838
109	TE Connectivity Ltd.	16,743
		200,729
	Entertainment — 0.9%
370	Electronic Arts, Inc.	56,173
157	Netflix, Inc. (a)	110,112
		166,285
	Financial Services — 3.1%
650	Berkshire Hathaway, Inc., Class B (a)	309,348
583	Corebridge Financial, Inc.	17,233
1	Equitable Holdings, Inc.	42
819	Fidelity National Information Services, Inc.	67,527
109	Fiserv, Inc. (a)	19,031
79	Mastercard, Inc., Class A	38,184
Shares	Description	Value

	Financial Services (Continued)
184	Visa, Inc., Class A	$50,852
5,203	Western Union (The) Co.	63,477
		565,694
	Food Products — 0.3%
220	Archer-Daniels-Midland Co.	13,418
143	Bunge Global S.A.	14,497
639	Kraft Heinz (The) Co.	22,640
		50,555
	Health Care Equipment & Supplies — 1.1%
1,457	Boston Scientific Corp. (a)	119,168
99	Hologic, Inc. (a)	8,043
41	ResMed, Inc.	10,046
705	Solventum Corp. (a)	45,197
78	Stryker Corp.	28,113
		210,567
	Health Care Providers & Services — 5.1%
178	Cardinal Health, Inc.	20,064
454	Cencora, Inc.	108,765
626	Centene Corp. (a)	49,348
87	Cigna Group (The)	31,477
615	CVS Health Corp.	35,203
326	Elevance Health, Inc.	181,546
1,036	Henry Schein, Inc. (a)	73,090
111	Humana, Inc.	39,346
78	Labcorp Holdings, Inc.	17,931
165	McKesson Corp.	92,578
55	Molina Healthcare, Inc. (a)	19,238
89	UnitedHealth Group, Inc.	52,528
874	Universal Health Services, Inc., Class B	207,986
		929,100
	Health Care REITs — 0.5%
622	Ventas, Inc.	38,632
447	Welltower, Inc.	53,944
		92,576
	Hotel & Resort REITs — 0.4%
4,168	Host Hotels & Resorts, Inc.	73,774
	Hotels, Restaurants & Leisure — 1.2%
11	Booking Holdings, Inc.	43,002
1,054	Chipotle Mexican Grill, Inc. (a)	59,108
22	Domino’s Pizza, Inc.	9,113
71	DoorDash, Inc., Class A (a)	9,138
230	Expedia Group, Inc. (a)	31,991
275	Hilton Worldwide Holdings, Inc.	60,401
		212,753
	Household Durables — 2.3%
380	D.R. Horton, Inc.	71,729
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Durables (Continued)
380	Garmin Ltd.	$69,650
375	Lennar Corp., Class A	68,272
8	NVR, Inc. (a)	73,380
776	PulteGroup, Inc.	102,160
198	Toll Brothers, Inc.	28,526
		413,717
	Household Products — 1.7%
1,203	Colgate-Palmolive Co.	128,120
78	Kimberly-Clark Corp.	11,283
960	Procter & Gamble (The) Co.	164,678
		304,081
	Independent Power and Renewable Electricity Producers — 0.9%
1,837	Vistra Corp.	156,935
	Industrial Conglomerates — 0.6%
829	3M Co.	111,658
	Insurance — 5.3%
1,325	Aflac, Inc.	146,227
77	Allstate (The) Corp.	14,548
714	American International Group, Inc.	55,014
351	Arch Capital Group Ltd. (a)	39,694
142	Assurant, Inc.	27,882
530	Brown & Brown, Inc.	55,719
1,663	CNA Financial Corp.	86,343
111	Erie Indemnity Co., Class A	56,413
78	Everest Group Ltd.	30,595
287	Globe Life, Inc.	30,149
1,810	Hartford Financial Services Group (The), Inc.	210,141
419	Loews Corp.	34,333
100	MetLife, Inc.	7,748
88	Principal Financial Group, Inc.	7,165
553	Progressive (The) Corp.	139,467
142	Prudential Financial, Inc.	17,205
32	Willis Towers Watson PLC	9,347
		967,990
	Interactive Media & Services — 3.8%
2,241	Alphabet, Inc., Class A	366,134
1,584	Match Group, Inc. (a)	58,941
515	Meta Platforms, Inc., Class A	268,475
241	Pinterest, Inc., Class A (a)	7,722
		701,272
	IT Services — 2.1%
120	Accenture PLC, Class A	41,034
Shares	Description	Value

	IT Services (Continued)
1,123	Cognizant Technology Solutions Corp., Class A	$87,336
759	DXC Technology Co. (a)	15,689
43	EPAM Systems, Inc. (a)	8,633
49	Gartner, Inc. (a)	24,106
559	GoDaddy, Inc., Class A (a)	93,582
395	International Business Machines Corp.	79,841
219	VeriSign, Inc. (a)	40,274
		390,495
	Machinery — 2.5%
287	Caterpillar, Inc.	102,201
276	Cummins, Inc.	86,347
110	Ingersoll Rand, Inc.	10,059
685	PACCAR, Inc.	65,883
65	Parker-Hannifin Corp.	39,013
342	Snap-on, Inc.	97,039
377	Westinghouse Air Brake Technologies Corp.	63,928
		464,470
	Media — 1.3%
2,488	Comcast Corp., Class A	98,450
2,343	Fox Corp., Class A	96,930
473	Interpublic Group of (The) Cos., Inc.	15,425
1,294	News Corp., Class A	36,659
		247,464
	Metals & Mining — 1.6%
485	Nucor Corp.	73,676
406	Reliance, Inc.	116,380
212	Southern Copper Corp.	21,565
626	Steel Dynamics, Inc.	74,813
		286,434
	Multi-Utilities — 0.8%
497	Consolidated Edison, Inc.	50,475
1,210	Public Service Enterprise Group, Inc.	97,708
		148,183
	Oil, Gas & Consumable Fuels — 2.9%
539	Chevron Corp.	79,745
133	ConocoPhillips	15,134
1,487	Devon Energy Corp.	66,588
1,192	Exxon Mobil Corp.	140,584
263	HF Sinclair Corp.	12,924
1,453	Marathon Oil Corp.	41,628
149	Marathon Petroleum Corp.	26,391
132	Phillips 66	18,521
340	Targa Resources Corp.	49,946
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
11	Texas Pacific Land Corp.	$9,558
430	Valero Energy Corp.	63,094
		524,113
	Pharmaceuticals — 3.2%
1,926	Bristol-Myers Squibb Co.	96,204
107	Eli Lilly & Co.	102,722
893	Johnson & Johnson	148,113
1,234	Merck & Co., Inc.	146,167
3,609	Organon & Co.	80,661
1,442	Viatris, Inc.	17,420
		591,287
	Professional Services — 0.9%
230	Booz Allen Hamilton Holding Corp.	36,519
120	Jacobs Solutions, Inc.	18,106
155	Leidos Holdings, Inc.	24,569
970	Robert Half, Inc.	60,790
244	SS&C Technologies Holdings, Inc.	18,322
		158,306
	Residential REITs — 0.9%
42	AvalonBay Communities, Inc.	9,481
241	Camden Property Trust	30,173
257	Equity Residential	19,244
32	Essex Property Trust, Inc.	9,657
573	Mid-America Apartment Communities, Inc.	93,038
214	UDR, Inc.	9,525
		171,118
	Retail REITs — 0.6%
622	Simon Property Group, Inc.	104,092
	Semiconductors & Semiconductor Equipment — 8.1%
385	Applied Materials, Inc.	75,945
1,508	Broadcom, Inc.	245,533
32	KLA Corp.	26,222
7,243	NVIDIA Corp.	864,597
43	NXP Semiconductors N.V.	11,023
154	Qorvo, Inc. (a)	17,847
1,099	QUALCOMM, Inc.	192,655
473	Skyworks Solutions, Inc.	51,836
		1,485,658
	Software — 7.5%
122	Adobe, Inc. (a)	70,078
770	AppLovin Corp., Class A (a)	71,510
36	Cadence Design Systems, Inc. (a)	9,681
Shares	Description	Value

	Software (Continued)
70	Fair Isaac Corp. (a)	$121,119
637	Gen Digital, Inc.	16,855
178	Manhattan Associates, Inc. (a)	47,069
2,145	Microsoft Corp.	894,765
351	Salesforce, Inc.	88,768
17	Synopsys, Inc. (a)	8,833
573	Zoom Video Communications, Inc., Class A (a)	39,583
		1,368,261
	Specialized REITs — 1.0%
1,595	Gaming and Leisure Properties, Inc.	82,972
28	Public Storage	9,624
2,630	VICI Properties, Inc.	88,052
		180,648
	Specialty Retail — 2.5%
11	AutoZone, Inc. (a)	34,996
804	Bath & Body Works, Inc.	24,731
1,046	Best Buy Co., Inc.	105,018
58	Carvana Co. (a)	8,736
39	Dick’s Sporting Goods, Inc.	9,241
232	Lowe’s Cos., Inc.	57,652
9	O’Reilly Automotive, Inc. (a)	10,170
59	Ross Stores, Inc.	8,886
616	TJX (The) Cos., Inc.	72,238
77	Ulta Beauty, Inc. (a)	27,169
1,487	Victoria’s Secret & Co. (a)	34,885
447	Williams-Sonoma, Inc.	60,046
		453,768
	Technology Hardware, Storage & Peripherals — 8.8%
5,968	Apple, Inc.	1,366,672
197	Dell Technologies, Inc., Class C	22,761
2,585	HP, Inc.	93,525
995	NetApp, Inc.	120,117
175	Pure Storage, Inc., Class A (a)	8,976
		1,612,051
	Textiles, Apparel & Luxury Goods — 1.3%
52	Deckers Outdoor Corp. (a)	49,883
759	Ralph Lauren Corp.	129,987
1,661	Tapestry, Inc.	68,051
		247,921
	Tobacco — 1.4%
3,433	Altria Group, Inc.	184,592
526	Philip Morris International, Inc.	64,851
		249,443
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors — 0.2%
30	W.W. Grainger, Inc.	$29,548
22	Watsco, Inc.	10,459
		40,007
	Wireless Telecommunication Services — 0.3%
281	T-Mobile US, Inc.	55,840
	Total Common Stocks	18,293,701
	(Cost $17,126,093)
MONEY MARKET FUNDS — 0.1%
18,545	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (b)	18,545
	(Cost $18,545)

	Total Investments — 99.9%	18,312,246
	(Cost $17,144,638)
	Net Other Assets and Liabilities — 0.1%	11,857
	Net Assets — 100.0%	$18,324,103

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,293,701	$ 18,293,701	$ —	$ —
Money Market Funds	18,545	18,545	—	—
Total Investments	$18,312,246	$18,312,246	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 1.0%
322	Curtiss-Wright Corp.	$101,707
222	Woodward, Inc.	36,996
		138,703
	Air Freight & Logistics — 0.3%
378	C.H. Robinson Worldwide, Inc.	39,127
	Automobile Components — 0.7%
1,317	Adient PLC (a)	29,791
942	BorgWarner, Inc.	32,094
342	Lear Corp.	39,894
		101,779
	Automobiles — 0.3%
1,150	Harley-Davidson, Inc.	43,056
	Banks — 3.8%
645	Bank OZK	27,961
735	Cathay General Bancorp	32,333
1,638	Columbia Banking System, Inc.	41,245
1,076	Commerce Bancshares, Inc.	68,821
2,387	First Horizon Corp.	39,600
856	Hancock Whitney Corp.	45,993
961	Home BancShares, Inc.	26,754
1,822	International Bancshares Corp.	115,114
426	SouthState Corp.	41,360
1,828	Webster Financial Corp.	86,702
447	Zions Bancorp N.A.	22,153
		548,036
	Beverages — 1.0%
104	Coca-Cola Consolidated, Inc.	139,609
179	Molson Coors Beverage Co., Class B	9,661
		149,270
	Biotechnology — 3.1%
155	Blueprint Medicines Corp. (a)	14,809
1,669	Exelixis, Inc. (a)	43,444
1,290	Halozyme Therapeutics, Inc. (a)	82,366
612	Incyte Corp. (a)	40,184
262	Neurocrine Biosciences, Inc. (a)	33,290
638	United Therapeutics Corp. (a)	231,945
		446,038
	Broadline Retail — 0.7%
153	Dillard’s, Inc., Class A	51,862
1,549	Macy’s, Inc.	24,118
1,294	Nordstrom, Inc.	28,908
		104,888
	Building Products — 4.3%
197	A.O. Smith Corp.	16,493
53	Armstrong World Industries, Inc.	6,718
Shares	Description	Value

	Building Products (Continued)
506	Builders FirstSource, Inc. (a)	$88,044
275	Carlisle Cos., Inc.	116,545
121	CSW Industrials, Inc.	40,853
179	Lennox International, Inc.	105,644
5,038	Masterbrand, Inc. (a)	80,810
617	Owens Corning	104,107
393	UFP Industries, Inc.	47,816
		607,030
	Capital Markets — 2.1%
505	Affiliated Managers Group, Inc.	87,784
2,457	Federated Hermes, Inc.	84,275
74	Houlihan Lokey, Inc.	11,590
882	Janus Henderson Group PLC	33,172
970	Stifel Financial Corp.	85,496
		302,317
	Chemicals — 0.9%
52	NewMarket Corp.	29,836
894	Olin Corp.	39,041
463	RPM International, Inc.	53,824
		122,701
	Commercial Services & Supplies — 0.8%
1,201	HNI Corp.	64,674
191	Tetra Tech, Inc.	45,408
		110,082
	Communications Equipment — 1.0%
361	F5, Inc. (a)	73,337
2,967	NetScout Systems, Inc. (a)	63,731
		137,068
	Construction & Engineering — 1.9%
331	Comfort Systems USA, Inc.	117,015
385	EMCOR Group, Inc.	151,328
		268,343
	Construction Materials — 0.5%
281	Eagle Materials, Inc.	72,428
	Consumer Finance — 0.2%
1,969	Navient Corp.	33,335
	Consumer Staples Distribution & Retail — 1.6%
51	Casey’s General Stores, Inc.	18,478
2,057	Sprouts Farmers Market, Inc. (a)	214,031
		232,509
	Containers & Packaging — 1.2%
136	AptarGroup, Inc.	20,834
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Containers & Packaging (Continued)
1,279	Berry Global Group, Inc.	$88,072
901	Greif, Inc., Class A	56,330
		165,236
	Diversified Consumer Services — 1.2%
73	Graham Holdings Co., Class B	58,049
243	Grand Canyon Education, Inc. (a)	35,238
1,327	H&R Block, Inc.	84,012
		177,299
	Diversified REITs — 0.7%
1,729	WP Carey, Inc.	103,775
	Electric Utilities — 0.9%
1,573	NRG Energy, Inc.	133,721
	Electrical Equipment — 2.1%
548	Acuity Brands, Inc.	139,576
440	Atkore, Inc.	41,065
762	EnerSys	77,213
534	nVent Electric PLC	36,291
		294,145
	Electronic Equipment, Instruments & Components — 3.3%
440	Arrow Electronics, Inc. (a)	59,435
772	Avnet, Inc.	42,599
30	Badger Meter, Inc.	6,208
360	Belden, Inc.	38,621
120	Crane NXT Co.	7,050
99	Insight Enterprises, Inc. (a)	21,490
111	Itron, Inc. (a)	11,346
783	Jabil, Inc.	85,566
955	Sanmina Corp. (a)	66,258
712	TD SYNNEX Corp.	86,451
1,315	Vishay Intertechnology, Inc.	26,497
381	Vontier Corp.	13,347
		464,868
	Energy Equipment & Services — 0.5%
675	Weatherford International PLC	70,835
	Financial Services — 4.8%
3,826	Enact Holdings, Inc.	136,015
306	Equitable Holdings, Inc.	13,011
2,163	Essent Group Ltd.	139,059
994	Jackson Financial, Inc., Class A	89,430
6,633	MGIC Investment Corp.	168,677
3,371	Radian Group, Inc.	121,862
981	Western Union (The) Co.	11,968
		680,022
Shares	Description	Value

	Food Products — 1.6%
948	Ingredion, Inc.	$127,326
242	J.M. Smucker (The) Co.	27,752
1,543	Pilgrim’s Pride Corp. (a)	71,873
		226,951
	Gas Utilities — 0.6%
1,371	National Fuel Gas Co.	81,931
384	UGI Corp.	9,565
		91,496
	Health Care Equipment & Supplies — 1.4%
3,421	Envista Holdings Corp. (a)	62,467
867	Globus Medical, Inc., Class A (a)	63,031
141	Haemonetics Corp. (a)	10,657
143	Integra LifeSciences Holdings Corp. (a)	2,909
495	Lantheus Holdings, Inc. (a)	52,703
89	Merit Medical Systems, Inc. (a)	8,604
		200,371
	Health Care Providers & Services — 4.6%
521	AMN Healthcare Services, Inc. (a)	27,629
159	Cardinal Health, Inc.	17,922
112	Chemed Corp.	65,651
91	CorVel Corp. (a)	29,186
54	DaVita, Inc. (a)	8,150
404	Encompass Health Corp.	37,592
239	Ensign Group (The), Inc.	36,175
177	Henry Schein, Inc. (a)	12,487
172	Molina Healthcare, Inc. (a)	60,164
809	Option Care Health, Inc. (a)	25,904
441	Patterson Cos., Inc.	9,918
2,962	Premier, Inc., Class A	60,336
1,109	Tenet Healthcare Corp. (a)	183,917
340	Universal Health Services, Inc., Class B	80,910
		655,941
	Health Care REITs — 1.4%
1,327	CareTrust REIT, Inc.	39,651
2,177	Omega Healthcare Investors, Inc.	86,078
4,125	Sabra Health Care REIT, Inc.	70,290
		196,019
	Health Care Technology — 0.1%
210	Doximity, Inc., Class A (a)	7,724
	Hotel & Resort REITs — 0.9%
1,611	Apple Hospitality REIT, Inc.	23,263
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotel & Resort REITs (Continued)
1,896	Host Hotels & Resorts, Inc.	$33,559
4,516	Park Hotels & Resorts, Inc.	69,005
		125,827
	Hotels, Restaurants & Leisure — 1.0%
726	Boyd Gaming Corp.	43,575
558	Texas Roadhouse, Inc.	94,162
		137,737
	Household Durables — 5.2%
182	Installed Building Products, Inc.	40,460
2,094	KB Home	175,289
396	Meritage Homes Corp.	78,436
661	PulteGroup, Inc.	87,021
1,694	Taylor Morrison Home Corp. (a)	114,057
1,449	Toll Brothers, Inc.	208,757
57	TopBuild Corp. (a)	22,402
397	Tri Pointe Homes, Inc. (a)	17,643
		744,065
	Independent Power and Renewable Electricity Producers — 1.0%
1,715	Vistra Corp.	146,512
	Insurance — 4.3%
274	Assurant, Inc.	53,800
771	CNA Financial Corp.	40,030
232	Erie Indemnity Co., Class A	117,909
387	Loews Corp.	31,711
4,653	Old Republic International Corp.	166,903
637	Oscar Health, Inc., Class A (a)	11,657
302	Primerica, Inc.	79,496
1,977	Unum Group	109,704
		611,210
	Interactive Media & Services — 0.2%
673	Ziff Davis, Inc. (a)	32,890
	IT Services — 1.4%
129	ASGN, Inc. (a)	12,404
1,227	DXC Technology Co. (a)	25,362
948	GoDaddy, Inc., Class A (a)	158,705
		196,471
	Life Sciences Tools & Services — 0.5%
198	Medpace Holdings, Inc. (a)	70,343
	Machinery — 5.2%
702	AGCO Corp.	63,910
1,467	Allison Transmission Holdings, Inc.	136,064
250	Crane Co.	39,595
Shares	Description	Value

	Machinery (Continued)
165	Donaldson Co., Inc.	$12,000
278	Esab Corp.	29,182
495	Federal Signal Corp.	46,772
89	ITT, Inc.	12,391
2,503	Kennametal, Inc.	64,753
62	Lincoln Electric Holdings, Inc.	12,004
1,891	Mueller Industries, Inc.	137,495
195	Snap-on, Inc.	55,329
452	SPX Technologies, Inc. (a)	73,739
1,054	Terex Corp.	59,836
		743,070
	Media — 1.7%
1,446	New York Times (The) Co., Class A	79,429
555	Nexstar Media Group, Inc.	94,838
4,502	TEGNA, Inc.	62,488
		236,755
	Metals & Mining — 2.8%
280	Alpha Metallurgical Resources, Inc.	66,962
449	Carpenter Technology Corp.	65,002
2,241	Cleveland-Cliffs, Inc. (a)	29,267
1,500	Commercial Metals Co.	80,385
167	Reliance, Inc.	47,871
431	Royal Gold, Inc.	60,413
375	Steel Dynamics, Inc.	44,816
		394,716
	Office REITs — 1.9%
1,812	COPT Defense Properties	53,980
2,693	Cousins Properties, Inc.	76,777
3,638	Highwoods Properties, Inc.	117,216
5,787	Hudson Pacific Properties, Inc.	29,803
		277,776
	Oil, Gas & Consumable Fuels — 2.6%
558	APA Corp.	15,897
622	Chord Energy Corp.	92,324
1,680	HF Sinclair Corp.	82,555
1,398	PBF Energy, Inc., Class A	47,616
2,446	Peabody Energy Corp.	57,261
586	SM Energy Co.	26,739
62	Texas Pacific Land Corp.	53,871
		376,263
	Paper & Forest Products — 0.2%
323	Louisiana-Pacific Corp.	31,347
	Personal Care Products — 0.9%
1,250	BellRing Brands, Inc. (a)	69,913
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Personal Care Products (Continued)
127	elf Beauty, Inc. (a)	$19,023
3,652	Nu Skin Enterprises, Inc., Class A	32,612
		121,548
	Pharmaceuticals — 0.8%
476	Jazz Pharmaceuticals PLC (a)	55,206
793	Organon & Co.	17,724
1,026	Perrigo Co. PLC	29,857
111	Prestige Consumer Healthcare, Inc. (a)	8,285
		111,072
	Professional Services — 2.8%
203	CACI International, Inc., Class A (a)	99,088
336	Concentrix Corp.	25,277
2,224	Genpact Ltd.	87,248
930	ManpowerGroup, Inc.	68,746
720	Parsons Corp. (a)	68,731
374	Science Applications International Corp.	48,841
		397,931
	Real Estate Management & Development — 0.4%
249	Jones Lang LaSalle, Inc. (a)	63,552
	Residential REITs — 0.1%
118	Camden Property Trust	14,774
	Retail REITs — 0.4%
661	Agree Realty Corp.	48,259
412	Brixmor Property Group, Inc.	11,285
1	NNN REIT, Inc.	47
		59,591
	Semiconductors & Semiconductor Equipment — 1.4%
89	Axcelis Technologies, Inc. (a)	9,731
694	Cirrus Logic, Inc. (a)	101,109
1	Impinj, Inc. (a)	168
388	Onto Innovation, Inc. (a)	82,729
		193,737
	Software — 4.2%
1,406	ACI Worldwide, Inc. (a)	70,806
197	Appfolio, Inc., Class A (a)	45,702
471	Box, Inc., Class A (a)	15,354
613	CommVault Systems, Inc. (a)	95,260
2,987	Dropbox, Inc., Class A (a)	75,093
42	Fair Isaac Corp. (a)	72,671
534	Gen Digital, Inc.	14,130
782	InterDigital, Inc.	108,354
Shares	Description	Value

	Software (Continued)
150	Manhattan Associates, Inc. (a)	$39,664
136	Smartsheet, Inc., Class A (a)	6,637
39	SPS Commerce, Inc. (a)	7,790
1,191	Teradata Corp. (a)	33,634
1	Varonis Systems, Inc. (a)	57
321	Zeta Global Holdings Corp., Class A (a)	8,478
		593,630
	Specialized REITs — 2.0%
308	CubeSmart	15,964
1,063	EPR Properties	50,460
2,134	Gaming and Leisure Properties, Inc.	111,011
463	Lamar Advertising Co., Class A	58,236
912	National Storage Affiliates Trust	42,627
		278,298
	Specialty Retail — 3.8%
402	Abercrombie & Fitch Co., Class A (a)	59,323
961	Academy Sports & Outdoors, Inc.	53,316
1,046	American Eagle Outfitters, Inc.	21,527
102	Asbury Automotive Group, Inc. (a)	25,055
234	AutoNation, Inc. (a)	41,647
225	Dick’s Sporting Goods, Inc.	53,316
2,212	Gap (The), Inc.	49,615
93	Group 1 Automotive, Inc.	35,039
172	Murphy USA, Inc.	89,376
841	Williams-Sonoma, Inc.	112,972
		541,186
	Technology Hardware, Storage & Peripherals — 0.9%
746	NetApp, Inc.	90,057
640	Pure Storage, Inc., Class A (a)	32,826
		122,883
	Textiles, Apparel & Luxury Goods — 2.3%
538	Carter’s, Inc.	35,454
255	Crocs, Inc. (a)	37,273
74	Deckers Outdoor Corp. (a)	70,988
261	Levi Strauss & Co., Class A	5,030
612	PVH Corp.	60,398
195	Ralph Lauren Corp.	33,396
181	Skechers U.S.A., Inc., Class A (a)	12,395
1,690	Tapestry, Inc.	69,239
		324,173
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors — 2.3%
122	Applied Industrial Technologies, Inc.	$25,024
492	Boise Cascade Co.	66,725
2,407	Core & Main, Inc., Class A (a)	115,608
441	MSC Industrial Direct Co., Inc., Class A	36,268
107	Watsco, Inc.	50,870
189	WESCO International, Inc.	31,257
		325,752
	Total Common Stocks	14,198,222
	(Cost $13,679,377)
MONEY MARKET FUNDS — 0.2%
26,127	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (b)	26,127
	(Cost $26,127)

	Total Investments — 100.0%	14,224,349
	(Cost $13,705,504)
	Net Other Assets and Liabilities — 0.0%	4,137
	Net Assets — 100.0%	$14,228,486

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 14,198,222	$ 14,198,222	$ —	$ —
Money Market Funds	26,127	26,127	—	—
Total Investments	$14,224,349	$14,224,349	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 0.3%
250	Moog, Inc., Class A	$49,350
	Air Freight & Logistics — 0.3%
927	Hub Group, Inc., Class A	43,690
	Automobile Components — 0.7%
1,368	Adient PLC (a)	30,944
871	Phinia, Inc.	41,773
1,079	Standard Motor Products, Inc.	34,863
		107,580
	Automobiles — 0.1%
190	Winnebago Industries, Inc.	11,335
	Banks — 7.1%
1,999	Bancorp (The), Inc. (a)	104,748
2,500	Bank of NT Butterfield & Son Ltd. (The)	95,625
1,057	BankUnited, Inc.	40,621
673	City Holding Co.	79,912
3,161	Eagle Bancorp, Inc.	68,815
2,541	First BanCorp	54,327
939	First Financial Corp.	41,973
711	International Bancshares Corp.	44,921
1,985	OFG Bancorp	91,290
487	Park National Corp.	85,610
709	Pathward Financial, Inc.	48,793
1,501	Preferred Bank	124,358
2,407	Provident Financial Services, Inc.	45,901
2,042	S&T Bancorp, Inc.	87,745
1,420	Trustmark Corp.	47,300
600	Westamerica BanCorp	31,074
		1,093,013
	Beverages — 0.9%
69	Coca-Cola Consolidated, Inc.	92,625
1,898	Primo Water Corp.	41,946
		134,571
	Biotechnology — 4.8%
2,040	ADMA Biologics, Inc. (a)	35,313
5,153	Alkermes PLC (a)	146,603
592	Blueprint Medicines Corp. (a)	56,560
6,588	Catalyst Pharmaceuticals, Inc. (a)	133,407
272	Corbus Pharmaceuticals Holdings, Inc. (a)	16,641
1,079	Cullinan Therapeutics, Inc. (a)	21,148
1,898	Halozyme Therapeutics, Inc. (a)	121,187
1,498	Kiniksa Pharmaceuticals International PLC (a)	40,057
70	Krystal Biotech, Inc. (a)	13,658
Shares	Description	Value

	Biotechnology (Continued)
915	TG Therapeutics, Inc. (a)	$21,493
450	Twist Bioscience Corp. (a)	19,458
7,115	Vanda Pharmaceuticals, Inc. (a)	37,638
4,602	Y-mAbs Therapeutics, Inc. (a)	65,855
		729,018
	Broadline Retail — 1.0%
190	Dillard’s, Inc., Class A	64,404
570	Kohl’s Corp.	11,052
3,964	Macy’s, Inc.	61,720
421	Nordstrom, Inc.	9,405
		146,581
	Building Products — 2.6%
840	American Woodmark Corp. (a)	75,272
710	Apogee Enterprises, Inc.	47,414
510	AZZ, Inc.	42,417
184	CSW Industrials, Inc.	62,124
230	Griffon Corp.	15,224
601	Janus International Group, Inc. (a)	6,605
2,397	Masterbrand, Inc. (a)	38,448
1,109	Quanex Building Products Corp.	30,641
3,976	Resideo Technologies, Inc. (a)	80,156
		398,301
	Capital Markets — 1.7%
186	Artisan Partners Asset Management, Inc., Class A	7,736
1,184	Donnelley Financial Solutions, Inc. (a)	78,926
10	Main Street Capital Corp.	494
120	Piper Sandler Cos.	32,724
497	Victory Capital Holdings, Inc., Class A	27,121
1,282	Virtu Financial, Inc., Class A	39,370
7,421	WisdomTree, Inc.	75,249
		261,620
	Chemicals — 0.9%
797	Hawkins, Inc.	100,956
3,006	Perimeter Solutions S.A. (a)	35,200
		136,156
	Commercial Services & Supplies — 1.6%
336	Brady Corp., Class A	24,878
759	CECO Environmental Corp. (a)	21,973
410	Cimpress PLC (a)	40,541
3,220	GEO Group (The), Inc. (a)	44,661
2,407	Interface, Inc.	45,444
510	MillerKnoll, Inc.	15,020
3,767	Steelcase, Inc., Class A	53,265
		245,782
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Communications Equipment — 0.5%
2,074	Extreme Networks, Inc. (a)	$32,665
1,708	NetScout Systems, Inc. (a)	36,688
		69,353
	Construction & Engineering — 2.4%
267	Argan, Inc.	21,176
281	Comfort Systems USA, Inc.	99,339
253	EMCOR Group, Inc.	99,444
230	IES Holdings, Inc. (a)	42,902
716	Sterling Infrastructure, Inc. (a)	85,583
979	Tutor Perini Corp. (a)	23,467
		371,911
	Construction Materials — 0.3%
500	United States Lime & Minerals, Inc.	40,865
	Consumer Finance — 0.6%
230	Moneylion, Inc. (a)	10,677
1,991	Navient Corp.	33,708
890	PROG Holdings, Inc.	41,616
		86,001
	Consumer Staples Distribution & Retail — 1.1%
150	Andersons (The), Inc.	7,645
500	Ingles Markets, Inc., Class A	37,000
1,137	Sprouts Farmers Market, Inc. (a)	118,305
		162,950
	Diversified Consumer Services — 1.9%
577	Adtalem Global Education, Inc. (a)	43,685
159	Frontdoor, Inc. (a)	7,645
348	Grand Canyon Education, Inc. (a)	50,463
1,199	H&R Block, Inc.	75,909
3,049	Perdoceo Education Corp.	68,419
580	Stride, Inc. (a)	47,757
		293,878
	Diversified REITs — 0.3%
2,567	Broadstone Net Lease, Inc.	46,976
	Electric Utilities — 0.1%
640	Hawaiian Electric Industries, Inc. (a)	6,867
90	Otter Tail Corp.	7,610
		14,477
	Electrical Equipment — 1.1%
72	Acuity Brands, Inc.	18,338
581	Atkore, Inc.	54,225
Shares	Description	Value

	Electrical Equipment (Continued)
330	EnerSys	$33,439
330	Powell Industries, Inc.	55,255
		161,257
	Electronic Equipment, Instruments & Components — 5.2%
460	Badger Meter, Inc.	95,192
1,080	Bel Fuse, Inc., Class B	73,256
517	Belden, Inc.	55,464
929	Benchmark Electronics, Inc.	39,492
160	CTS Corp.	7,880
9,425	Daktronics, Inc. (a)	136,191
1,000	ePlus, Inc. (a)	95,960
50	Insight Enterprises, Inc. (a)	10,854
1,938	Knowles Corp. (a)	35,756
826	Napco Security Technologies, Inc.	38,310
787	PC Connection, Inc.	57,514
1,330	Sanmina Corp. (a)	92,275
470	ScanSource, Inc. (a)	23,942
1,568	Vishay Intertechnology, Inc.	31,595
		793,681
	Energy Equipment & Services — 1.4%
4,511	Archrock, Inc.	91,257
3,414	Helix Energy Solutions Group, Inc. (a)	38,305
320	Liberty Energy, Inc.	6,589
766	Weatherford International PLC	80,384
		216,535
	Entertainment — 0.3%
1,555	Cinemark Holdings, Inc. (a)	42,576
	Financial Services — 4.5%
2,380	Enact Holdings, Inc.	84,609
999	Essent Group Ltd.	64,226
1,149	Jackson Financial, Inc., Class A	103,375
4,846	MGIC Investment Corp.	123,234
1,036	Mr. Cooper Group, Inc. (a)	97,187
2,429	NMI Holdings, Inc. (a)	99,759
3,415	Radian Group, Inc.	123,452
		695,842
	Food Products — 1.8%
1,310	Cal-Maine Foods, Inc.	94,373
5,284	Dole PLC	85,125
2,930	Fresh Del Monte Produce, Inc.	85,673
160	Vital Farms, Inc. (a)	5,032
		270,203
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities — 0.1%
110	ONE Gas, Inc.	$7,583
100	Southwest Gas Holdings, Inc.	7,272
		14,855
	Health Care Equipment & Supplies — 4.3%
2,139	Avanos Medical, Inc. (a)	51,807
361	Embecta Corp.	5,899
1,358	Envista Holdings Corp. (a)	24,797
1,240	Globus Medical, Inc., Class A (a)	90,148
410	Haemonetics Corp. (a)	30,988
3,265	Inmode Ltd. (a)	54,558
859	Lantheus Holdings, Inc. (a)	91,458
370	LeMaitre Vascular, Inc.	33,407
1,095	RxSight, Inc. (a)	61,747
3,029	Tactile Systems Technology, Inc. (a)	41,467
393	TransMedics Group, Inc. (a)	66,047
295	UFP Technologies, Inc. (a)	100,663
		652,986
	Health Care Providers & Services — 4.5%
523	Addus HomeCare Corp. (a)	69,564
230	AMN Healthcare Services, Inc. (a)	12,197
370	Astrana Health, Inc. (a)	17,682
285	CorVel Corp. (a)	91,408
4,000	Cross Country Healthcare, Inc. (a)	59,680
570	GeneDx Holdings Corp. (a)	18,206
3,026	Hims & Hers Health, Inc. (a)	44,573
1,473	National HealthCare Corp.	201,993
719	Owens & Minor, Inc. (a)	11,173
3,737	Pediatrix Medical Group, Inc. (a)	40,584
3,344	Premier, Inc., Class A	68,117
260	Progyny, Inc. (a)	6,107
709	RadNet, Inc. (a)	47,000
		688,284
	Health Care REITs — 1.0%
395	CareTrust REIT, Inc.	11,803
1,160	National Health Investors, Inc.	94,459
2,456	Sabra Health Care REIT, Inc.	41,850
		148,112
	Health Care Technology — 0.0%
307	Phreesia, Inc. (a)	7,893
	Hotel & Resort REITs — 0.2%
2,197	Park Hotels & Resorts, Inc.	33,570
Shares	Description	Value

	Hotels, Restaurants & Leisure — 0.2%
789	Sweetgreen, Inc., Class A (a)	$24,940
	Household Durables — 3.2%
230	Ethan Allen Interiors, Inc.	7,240
700	Green Brick Partners, Inc. (a)	55,146
155	Hovnanian Enterprises, Inc., Class A (a)	33,516
1,038	KB Home	86,891
782	M/I Homes, Inc. (a)	124,627
302	Meritage Homes Corp.	59,817
1,596	Taylor Morrison Home Corp. (a)	107,459
260	Tri Pointe Homes, Inc. (a)	11,555
		486,251
	Industrial REITs — 0.5%
564	Innovative Industrial Properties, Inc.	70,094
	Insurance — 1.9%
386	Employers Holdings, Inc.	18,509
381	HCI Group, Inc.	36,511
1,428	Mercury General Corp.	94,577
1,298	Oscar Health, Inc., Class A (a)	23,753
5,149	Universal Insurance Holdings, Inc.	110,137
		283,487
	Interactive Media & Services — 0.7%
3,298	EverQuote, Inc., Class A (a)	81,461
629	Grindr, Inc. (a)	7,567
1,239	MediaAlpha, Inc., Class A (a)	22,054
		111,082
	IT Services — 0.5%
320	ASGN, Inc. (a)	30,771
2,187	DXC Technology Co. (a)	45,206
		75,977
	Leisure Products — 0.1%
230	Vista Outdoor, Inc. (a)	9,209
	Life Sciences Tools & Services — 0.7%
1,238	BioLife Solutions, Inc. (a)	32,039
4,076	Maravai LifeSciences Holdings, Inc., Class A (a)	36,888
123	Medpace Holdings, Inc. (a)	43,698
53	OmniAb, Inc. - 12.5 Earnout Shares (a) (b) (c) (d) (e)	0
53	OmniAb, Inc. - 15 Earnout Shares (a) (b) (c) (d) (e)	0
		112,625
	Machinery — 3.7%
1,449	Blue Bird Corp. (a)	74,160
14	Enerpac Tool Group Corp.	577
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
500	Hyster-Yale, Inc.	$31,480
2,404	Mueller Industries, Inc.	174,795
262	REV Group, Inc.	8,342
320	SPX Technologies, Inc. (a)	52,205
330	Tennant Co.	32,231
1,400	Terex Corp.	79,478
6,552	Titan International, Inc. (a)	54,578
3,177	Wabash National Corp.	61,825
		569,671
	Marine Transportation — 0.8%
2,317	Genco Shipping & Trading Ltd.	40,756
2,537	Golden Ocean Group Ltd.	31,205
370	Matson, Inc.	51,171
		123,132
	Media — 0.8%
1,898	AMC Networks, Inc., Class A (a)	18,695
895	John Wiley & Sons, Inc., Class A	43,237
4,937	TEGNA, Inc.	68,526
		130,458
	Metals & Mining — 2.1%
270	Alpha Metallurgical Resources, Inc.	64,571
815	Carpenter Technology Corp.	117,988
870	Commercial Metals Co.	46,623
1,848	Ramaco Resources, Inc., Class A	22,527
210	Ryerson Holding Corp.	4,204
3,546	SunCoke Energy, Inc.	31,772
632	Warrior Met Coal, Inc.	38,748
		326,433
	Multi-Utilities — 0.3%
700	Black Hills Corp.	41,384
	Office REITs — 1.8%
1,588	Cousins Properties, Inc.	45,274
1,730	Highwoods Properties, Inc.	55,740
800	Kilroy Realty Corp.	29,016
5,447	Piedmont Office Realty Trust, Inc., Class A	53,163
1,327	SL Green Realty Corp.	88,431
		271,624
	Oil, Gas & Consumable Fuels — 4.1%
2,609	Ardmore Shipping Corp.	49,258
140	Chord Energy Corp.	20,780
859	CONSOL Energy, Inc.	87,859
3,024	DHT Holdings, Inc.	32,750
1,956	Dorian LPG Ltd.	76,264
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
790	International Seaways, Inc.	$40,946
1,701	PBF Energy, Inc., Class A	57,936
3,250	Peabody Energy Corp.	76,083
2,258	SandRidge Energy, Inc.	29,986
465	Scorpio Tankers, Inc.	33,266
2,181	Teekay Tankers Ltd., Class A	124,055
		629,183
	Paper & Forest Products — 0.7%
729	Clearwater Paper Corp. (a)	24,254
1,126	Sylvamo Corp.	89,055
		113,309
	Passenger Airlines — 0.9%
1,779	SkyWest, Inc. (a)	137,944
	Personal Care Products — 0.9%
1,209	BellRing Brands, Inc. (a)	67,619
1,967	Medifast, Inc.	35,996
4,674	Nu Skin Enterprises, Inc., Class A	41,739
		145,354
	Pharmaceuticals — 3.5%
170	Amphastar Pharmaceuticals, Inc. (a)	8,286
1,004	ANI Pharmaceuticals, Inc. (a)	64,005
318	Axsome Therapeutics, Inc. (a)	28,257
230	Collegium Pharmaceutical, Inc. (a)	8,846
1,606	Corcept Therapeutics, Inc. (a)	56,692
555	Evolus, Inc. (a)	8,819
1,666	Harmony Biosciences Holdings, Inc. (a)	59,943
520	Harrow, Inc. (a)	21,039
921	Innoviva, Inc. (a)	17,849
490	Intra-Cellular Therapies, Inc. (a)	35,907
551	Ligand Pharmaceuticals, Inc. (a)	58,296
1,239	Pacira BioSciences, Inc. (a)	19,279
4,652	SIGA Technologies, Inc.	42,007
2,529	Supernus Pharmaceuticals, Inc. (a)	88,920
660	Tarsus Pharmaceuticals, Inc. (a)	17,892
		536,037
	Professional Services — 1.7%
1,638	Kelly Services Inc., Class A	34,578
292	CRA International, Inc.	49,231
396	CSG Systems International, Inc.	19,214
2,199	Heidrick & Struggles International, Inc.	84,882
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
371	Huron Consulting Group, Inc. (a)	$40,973
400	Parsons Corp. (a)	38,184
		267,062
	Real Estate Management & Development — 0.5%
2,890	RMR Group (The), Inc., Class A	73,666
	Retail REITs — 0.3%
1,903	Acadia Realty Trust	42,837
	Semiconductors & Semiconductor Equipment — 2.0%
1,261	Amkor Technology, Inc.	41,487
40	Axcelis Technologies, Inc. (a)	4,373
1,032	Credo Technology Group Holding Ltd. (a)	36,027
160	FormFactor, Inc. (a)	7,803
418	Impinj, Inc. (a)	70,266
177	Onto Innovation, Inc. (a)	37,740
2,760	Photronics, Inc. (a)	71,374
819	Ultra Clean Holdings, Inc. (a)	30,876
		299,946
	Software — 6.5%
511	A10 Networks, Inc.	7,037
68	ACI Worldwide, Inc. (a)	3,424
3,353	Adeia, Inc.	42,248
379	Alarm.com Holdings, Inc. (a)	22,566
550	Alkami Technology, Inc. (a)	18,337
348	Appfolio, Inc., Class A (a)	80,733
1,922	AvePoint, Inc. (a)	22,199
2,207	Clear Secure, Inc., Class A	67,071
708	CommVault Systems, Inc. (a)	110,023
709	Intapp, Inc. (a)	32,756
1,035	InterDigital, Inc.	143,410
549	LiveRamp Holdings, Inc. (a)	14,230
30	Mitek Systems, Inc. (a)	280
919	Progress Software Corp.	53,440
650	Q2 Holdings, Inc. (a)	48,236
1,698	Sapiens International Corp. N.V.	61,790
470	SEMrush Holdings, Inc., Class A (a)	6,458
410	SolarWinds Corp.	5,244
83	SPS Commerce, Inc. (a)	16,578
220	Teradata Corp. (a)	6,213
830	Varonis Systems, Inc. (a)	46,978
2,559	Verint Systems, Inc. (a)	80,736
2,237	Yext, Inc. (a)	11,386
3,680	Zeta Global Holdings Corp., Class A (a)	97,189
		998,562
Shares	Description	Value

	Specialty Retail — 4.5%
970	Abercrombie & Fitch Co., Class A (a)	$143,143
909	Academy Sports & Outdoors, Inc.	50,431
160	Asbury Automotive Group, Inc. (a)	39,302
1,019	Buckle (The), Inc.	42,696
1,934	Caleres, Inc.	81,480
352	Carvana Co. (a)	53,018
1,418	Guess?, Inc.	29,381
165	Murphy USA, Inc.	85,739
1,808	ODP (The) Corp. (a)	55,777
2,687	Sally Beauty Holdings, Inc. (a)	35,065
642	Shoe Carnival, Inc.	25,963
631	Signet Jewelers Ltd.	53,067
		695,062
	Technology Hardware, Storage & Peripherals — 0.2%
2,978	Xerox Holdings Corp.	33,741
	Textiles, Apparel & Luxury Goods — 0.5%
1,358	G-III Apparel Group Ltd. (a)	35,946
154	Kontoor Brands, Inc.	11,527
1,101	Movado Group, Inc.	26,270
		73,743
	Trading Companies & Distributors — 2.5%
83	Applied Industrial Technologies, Inc.	17,025
720	BlueLinx Holdings, Inc. (a)	72,461
835	Boise Cascade Co.	113,243
3,230	DNOW, Inc. (a)	42,055
960	GMS, Inc. (a)	83,318
6,373	Hudson Technologies, Inc. (a)	52,386
		380,488
	Water Utilities — 0.1%
839	Consolidated Water Co., Ltd.	23,291
	Total Common Stocks	15,255,794
	(Cost $13,720,505)
MONEY MARKET FUNDS — 0.2%
22,396	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (f)	22,396
	(Cost $22,396)

	Total Investments — 100.0%	15,278,190
	(Cost $13,742,901)
	Net Other Assets and Liabilities — 0.0%	4,711
	Net Assets — 100.0%	$15,282,901

See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2024
(a)	Non-income producing security.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(c)	Restricted security as to resale, excluding Rule 144A securities (see Note 2E - Restricted Securities in the Notes to Financial Statements).
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At August 31, 2024, securities noted
as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(f)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$ 112,625	$ 112,625	$ —	$ —**
Other Industry Categories*	15,143,169	15,143,169	—	—
Money Market Funds	22,396	22,396	—	—
Total Investments	$15,278,190	$15,278,190	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2024

	First Trust Income Opportunities ETF (FCEF)	First Trust Flexible Municipal High Income ETF (MFLX)	First Trust Low Duration Strategic Focus ETF (LDSF)
ASSETS:
Investments, at value - Unaffiliated	$38,469,827	$15,414,609	$7,761,193
Investments, at value - Affiliated	—	—	145,370,980
Total investments, at value	38,469,827	15,414,609	153,132,173
Cash	—	27,194	—
Receivables:
Dividends	113,330	5,759	47,199
Investment securities sold	34,862	—	—
Interest	—	196,908	—
Reclaims	—	—	—
Total Assets	38,618,019	15,644,470	153,179,372

LIABILITIES:
Payables:
Investment securities purchased	94,705	—	—
Investment advisory fees	26,727	9,922	27,078
Total Liabilities	121,432	9,922	27,078
NET ASSETS	$38,496,587	$15,634,548	$153,152,294

NET ASSETS consist of:
Paid-in capital	$37,743,718	$18,859,900	$166,363,231
Par value	17,550	9,000	80,500
Accumulated distributable earnings (loss)	735,319	(3,234,352)	(13,291,437)
NET ASSETS	$38,496,587	$15,634,548	$153,152,294
NET ASSET VALUE, per share	$21.94	$17.37	$19.03
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,755,000	900,002	8,050,002
Investments, at cost - Unaffiliated	$37,722,657	$14,910,579	$7,529,046
Investments, at cost - Affiliated	$—	$—	$146,243,628
Total investments, at cost	$37,722,657	$14,910,579	$153,772,674
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)	First Trust Active Factor Mid Cap ETF (AFMC)	First Trust Active Factor Small Cap ETF (AFSM)

$18,312,246	$14,224,349	$15,278,190
—	—	—
18,312,246	14,224,349	15,278,190
—	—	—

20,040	12,769	14,082
—	—	—
—	—	—
50	—	—
18,332,336	14,237,118	15,292,272

—	—	—
8,233	8,632	9,371
8,233	8,632	9,371
$18,324,103	$14,228,486	$15,282,901

$17,702,672	$14,244,762	$14,352,349
5,500	4,500	5,000
615,931	(20,776)	925,552
$18,324,103	$14,228,486	$15,282,901
$33.32	$31.62	$30.57
550,002	450,002	500,002
$17,144,638	$13,705,504	$13,742,901
$—	$—	$—
$17,144,638	$13,705,504	$13,742,901
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2024

	First Trust Income Opportunities ETF (FCEF)	First Trust Flexible Municipal High Income ETF (MFLX)	First Trust Low Duration Strategic Focus ETF (LDSF)
INVESTMENT INCOME:
Dividends - Unaffiliated	$1,804,708	$43,779	$259,013
Dividends - Affiliated	—	—	5,933,198
Interest	—	633,413	—
Foreign withholding tax	—	—	—
Total investment income	1,804,708	677,192	6,192,211

EXPENSES:
Investment advisory fees	259,088	112,116	257,182
Total expenses	259,088	112,116	257,182
NET INVESTMENT INCOME (LOSS)	1,545,620	565,076	5,935,029

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(73,824)	(74,640)	(38,573)
Investments - Affiliated	—	—	(855,653)
In-kind redemptions - Unaffiliated	60,937	—	77,698
In-kind redemptions - Affiliated	—	—	(1,048,501)
Distribution of capital gains from investment companies	69,059	—	—
Futures contracts	—	9,120	—
Net realized gain (loss)	56,172	(65,520)	(1,865,029)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	4,538,007	951,337	258,691
Investments - Affiliated	—	—	5,473,042
Futures contracts	—	2,568	—
Net change in unrealized appreciation (depreciation)	4,538,007	953,905	5,731,733
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,594,179	888,385	3,866,704
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,139,799	$1,453,461	$9,801,733
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)	First Trust Active Factor Mid Cap ETF (AFMC)	First Trust Active Factor Small Cap ETF (AFSM)

$117,749	$144,125	$111,876
—	—	—
—	—	—
(13)	(63)	(360)
117,736	144,062	111,516

40,712	62,842	53,780
40,712	62,842	53,780
77,024	81,220	57,736

46,485	(113,886)	104,863
—	—	—
1,188,933	2,572,929	1,162
—	—	—
—	—	—
—	—	—
1,235,418	2,459,043	106,025

641,259	(48,392)	1,254,158
—	—	—
—	—	—
641,259	(48,392)	1,254,158
1,876,677	2,410,651	1,360,183
$1,953,701	$2,491,871	$1,417,919
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust Income Opportunities ETF (FCEF)		First Trust Flexible Municipal High Income ETF (MFLX)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$1,545,620	$1,069,399	$565,076	$461,657
Net realized gain (loss)	56,172	57,259	(65,520)	(233,361)
Net increase from payment by the advisor	—	7	—	—
Net change in unrealized appreciation (depreciation)	4,538,007	(1,080,035)	953,905	(155,243)
Net increase (decrease) in net assets resulting from operations	6,139,799	46,630	1,453,461	73,053

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,234,763)	(1,916,425)	(553,651)	(463,955)
Return of capital	—	—	—	(13,046)
Total distributions to shareholders	(2,234,763)	(1,916,425)	(553,651)	(477,001)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	10,251,554	4,869,721	4,152,975	845,655
Cost of shares redeemed	(3,833,867)	(2,831,399)	(1,711,599)	(2,420,570)
Net increase (decrease) in net assets resulting from shareholder transactions	6,417,687	2,038,322	2,441,376	(1,574,915)
Total increase (decrease) in net assets	10,322,723	168,527	3,341,186	(1,978,863)

NET ASSETS:
Beginning of period	28,173,864	28,005,337	12,293,362	14,272,225
End of period	$38,496,587	$28,173,864	$15,634,548	$12,293,362

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,455,000	1,355,000	750,002	850,002
Shares sold	500,000	250,000	250,000	50,000
Shares redeemed	(200,000)	(150,000)	(100,000)	(150,000)
Shares outstanding, end of period	1,755,000	1,455,000	900,002	750,002
See Notes to Financial Statements

First Trust Low Duration Strategic Focus ETF (LDSF)		First Trust Active Factor Large Cap ETF (AFLG)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$5,935,029	$7,117,596	$77,024	$70,399
(1,865,029)	(8,575,473)	1,235,418	(244,917)
—	—	—	—
5,731,733	4,674,854	641,259	694,393
9,801,733	3,216,977	1,953,701	519,875

(5,907,183)	(6,541,477)	(60,871)	(73,281)
—	—	—	—
(5,907,183)	(6,541,477)	(60,871)	(73,281)

71,062,021	50,189,796	15,771,837	—
(58,910,325)	(120,516,523)	(4,484,731)	—
12,151,696	(70,326,727)	11,287,106	—
16,046,246	(73,651,227)	13,179,936	446,594

137,106,048	210,757,275	5,144,167	4,697,573
$153,152,294	$137,106,048	$18,324,103	$5,144,167

7,400,002	11,200,002	200,002	200,002
3,800,000	2,700,000	500,000	—
(3,150,000)	(6,500,000)	(150,000)	—
8,050,002	7,400,002	550,002	200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	First Trust Active Factor Mid Cap ETF (AFMC)		First Trust Active Factor Small Cap ETF (AFSM)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$81,220	$26,582	$57,736	$54,111
Net realized gain (loss)	2,459,043	(115,014)	106,025	6,388
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(48,392)	692,856	1,254,158	365,789
Net increase (decrease) in net assets resulting from operations	2,491,871	604,424	1,417,919	426,288

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(66,210)	(19,426)	(48,515)	(53,926)
Return of capital	—	—	—	—
Total distributions to shareholders	(66,210)	(19,426)	(48,515)	(53,926)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	26,091,409	4,592,131	10,145,548	3,404,982
Cost of shares redeemed	(20,575,596)	—	—	(2,303,872)
Net increase (decrease) in net assets resulting from shareholder transactions	5,515,813	4,592,131	10,145,548	1,101,110
Total increase (decrease) in net assets	7,941,474	5,177,129	11,514,952	1,473,472

NET ASSETS:
Beginning of period	6,287,012	1,109,883	3,767,949	2,294,477
End of period	$14,228,486	$6,287,012	$15,282,901	$3,767,949

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	250,002	50,002	150,002	100,002
Shares sold	900,000	200,000	350,000	150,000
Shares redeemed	(700,000)	—	—	(100,000)
Shares outstanding, end of period	450,002	250,002	500,002	150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust Income Opportunities ETF (FCEF)

	Year Ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$19.36	$20.67	$25.70	$20.12	$21.75
Income from investment operations:
Net investment income (loss)	1.02 (a)	0.79 (a)	0.87	0.65	0.82
Net realized and unrealized gain (loss)	3.04	(0.69) (b)	(4.53)	6.07	(1.29)
Total from investment operations	4.06	0.10	(3.66)	6.72	(0.47)
Distributions paid to shareholders from:
Net investment income	(1.43)	(1.36)	(1.26)	(0.84)	(1.10)
Net realized gain	(0.05)	(0.05)	(0.11)	(0.30)	(0.06)
Total distributions	(1.48)	(1.41)	(1.37)	(1.14)	(1.16)
Net asset value, end of period	$21.94	$19.36	$20.67	$25.70	$20.12
Total return (c)	21.94%	0.68% (b)	(14.62)%	34.19%	(2.04)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$38,497	$28,174	$28,005	$38,675	$33,301
Ratio of total expenses to average net assets (d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets (d)	5.07%	4.06%	3.87%	2.79%	4.01%
Portfolio turnover rate (e)	14%	16%	16%	8%	6%

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $7, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Flexible Municipal High Income ETF (MFLX)

	Year Ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$16.39	$16.79	$21.56	$19.21	$19.61
Income from investment operations:
Net investment income (loss)	0.63 (a)	0.61 (a)	0.67	0.70	0.68
Net realized and unrealized gain (loss)	0.97	(0.37)	(4.68)	2.39	(0.48)
Total from investment operations	1.60	0.24	(4.01)	3.09	0.20
Distributions paid to shareholders from:
Net investment income	(0.62)	(0.62)	(0.72)	(0.74)	(0.60)
Net realized gain	—	—	(0.03)	(0.00) (b)	—
Return of capital	—	(0.02)	(0.01)	—	—
Total distributions	(0.62)	(0.64)	(0.76)	(0.74)	(0.60)
Net asset value, end of period	$17.37	$16.39	$16.79	$21.56	$19.21
Total return (c)	9.97%	1.48%	(18.91)%	16.37%	1.10%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,635	$12,293	$14,272	$18,328	$8,646
Ratio of total expenses to average net assets (d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net expenses to average net assets (d)	0.75%	0.63%	0.69%	—	—
Ratio of net investment income (loss) to average net assets (d)	3.78%	3.73%	3.55%	3.57%	3.49%
Portfolio turnover rate (e)	51%	27%	109% (f)	17%	7%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The variation in the portfolio turnover rate is due to the change in the Fund’s investment strategy effective April 14, 2022, which resulted in a rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Low Duration Strategic Focus ETF (LDSF)

	Year Ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$18.53	$18.82	$20.23	$20.42	$20.50
Income from investment operations:
Net investment income (loss)	0.86 (a)	0.72 (a)	0.29	0.38	0.49
Net realized and unrealized gain (loss)	0.49	(0.33)	(1.29)	(0.06)	(0.07)
Total from investment operations	1.35	0.39	(1.00)	0.32	0.42
Distributions paid to shareholders from:
Net investment income	(0.85)	(0.68)	(0.35)	(0.51)	(0.50)
Return of capital	—	—	(0.06)	—	—
Total distributions	(0.85)	(0.68)	(0.41)	(0.51)	(0.50)
Net asset value, end of period	$19.03	$18.53	$18.82	$20.23	$20.42
Total return (b)	7.46%	2.12%	(4.98)%	1.57%	2.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$153,152	$137,106	$210,757	$184,072	$130,701
Ratio of total expenses to average net assets (c)	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets (c)	4.62%	3.90%	1.53%	1.85%	2.36%
Portfolio turnover rate (d)	15%	52%	50%	54%	71%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Large Cap ETF (AFLG)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$25.72	$23.49	$26.72	$20.99	$19.87
Income from investment operations:
Net investment income (loss)	0.31 (b)	0.35 (b)	0.30	0.27	0.23
Net realized and unrealized gain (loss)	7.62	2.25	(3.26)	5.72	1.07
Total from investment operations	7.93	2.60	(2.96)	5.99	1.30
Distributions paid to shareholders from:
Net investment income	(0.33)	(0.37)	(0.27)	(0.26)	(0.18)
Net asset value, end of period	$33.32	$25.72	$23.49	$26.72	$20.99
Total return (c)	31.10%	11.22%	(11.18)%	28.74%	6.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,324	$5,144	$4,698	$4,007	$2,099
Ratio of total expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55% (d)
Ratio of net investment income (loss) to average net assets	1.04%	1.47%	1.24%	1.12%	1.62% (d)
Portfolio turnover rate (e)	48%	55%	61%	70%	55%

(a)	Inception date is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Mid Cap ETF (AFMC)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$25.15	$22.20	$26.12	$18.37	$19.88
Income from investment operations:
Net investment income (loss)	0.24 (b)	0.23 (b)	0.32	0.19	0.18
Net realized and unrealized gain (loss)	6.46	2.97	(3.96)	7.76	(1.55)
Total from investment operations	6.70	3.20	(3.64)	7.95	(1.37)
Distributions paid to shareholders from:
Net investment income	(0.23)	(0.25)	(0.28)	(0.20)	(0.14)
Net asset value, end of period	$31.62	$25.15	$22.20	$26.12	$18.37
Total return (c)	26.81%	14.59%	(14.04)%	43.52%	(6.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,228	$6,287	$1,110	$1,306	$1,837
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65% (d)
Ratio of net investment income (loss) to average net assets	0.84%	0.96%	1.21%	0.81%	1.34% (d)
Portfolio turnover rate (e)	60%	49%	80%	80%	66%

(a)	Inception date is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Small Cap ETF (AFSM)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$25.12	$22.94	$26.72	$18.45	$19.95
Income from investment operations:
Net investment income (loss)	0.22 (b)	0.31 (b)	0.25	0.05	0.12
Net realized and unrealized gain (loss)	5.46	2.17	(3.85)	8.30	(1.52)
Total from investment operations	5.68	2.48	(3.60)	8.35	(1.40)
Distributions paid to shareholders from:
Net investment income	(0.23)	(0.30)	(0.18)	(0.08)	(0.10)
Net asset value, end of period	$30.57	$25.12	$22.94	$26.72	$18.45
Total return (c)	22.72%	10.97%	(13.52)%	45.40%	(7.03)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,283	$3,768	$2,294	$2,672	$1,845
Ratio of total expenses to average net assets	0.75%	0.75% (d)	0.75% (d)	0.75% (d)	0.75% (d) (e)
Ratio of net investment income (loss) to average net assets	0.81%	1.30% (d)	1.01% (d)	0.27% (d)	0.91% (d) (e)
Portfolio turnover rate (f)	79%	59%	73%	86%	65%

(a)	Inception date is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the six funds (each a “Fund” and collectively, the “Funds”), each a diversified series of the Trust, listed below:

First Trust Income Opportunities ETF – (Nasdaq, Inc. (“Nasdaq”) ticker “FCEF”)
First Trust Flexible Municipal High Income ETF – (Nasdaq ticker “MFLX”)
First Trust Low Duration Strategic Focus ETF – (Nasdaq ticker “LDSF”)
First Trust Active Factor Large Cap ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “AFLG”)
First Trust Active Factor Mid Cap ETF – (NYSE Arca ticker “AFMC”)
First Trust Active Factor Small Cap ETF – (NYSE Arca ticker “AFSM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. FCEF’s primary investment objective seeks to provide current income with a secondary emphasis on total return. MFLX’s investment objective seeks to provide current income. LDSF’s primary investment objective seeks to generate current income, with a secondary objective of preservation of capital. AFLG, AFMC and AFSM’s investment objective seeks to provide capital appreciation.
Under normal market conditions, FCEF will invest its net assets in a portfolio of closed-end investment companies (“Closed-End Funds”) and exchanged-traded funds (“ETFs”) that are listed and traded in the United States on registered exchanges.
Under normal market conditions, MFLX will invest at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Under normal market conditions, LDSF will invest at least 80% of its net assets (including investment borrowings) in a portfolio of U.S.-listed ETFs that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. A significant portion of the ETFs in which the Fund invests may be advised by First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund may invest in ETFs that invest principally in corporate bonds, floating rate loans and fixed-to floating rate loans, senior loans, mortgage-backed securities, hybrid income securities (including convertible, contingent convertible and preferred securities), government debt and other fixed income securities. The securities to which the Fund may have exposure may be issued by both U.S. and non-U.S. issuers, including both corporate and governmental issuers located in countries considered to be emerging markets. The Fund may also invest up to 40% of its net assets in ETFs that have exposure to U.S. corporate high yield securities (also known as “junk bonds”) and senior loans. The Fund may invest up to 20% of its net assets in bonds issued by non-U.S. government and corporate issuers, including up to 10% of its net assets in ETFs holding debt of issuers located in countries considered to be emerging markets. The Fund may also invest up to 10% of its net assets in ETFs holding preferred securities and up to 10% of its net assets in ETFs holding convertible securities.
Under normal market conditions, AFLG will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies.
Under normal market conditions, AFMC will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies.
Under normal market conditions, AFSM will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies.
There can be no assurance that a Fund will achieve its investment objective(s). The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, Closed-End Funds, ETFs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
MFLX may invest in when-issued or delayed-delivery securities. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. MFLX maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At August 31, 2024, MFLX held no when-issued or delayed-delivery securities.
C. Futures Contracts
MFLX may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
If market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. MFLX did not hold any futures contracts at August 31, 2024.
D. Affiliated Transactions
LDSF invests in securities of affiliated funds. LDSF’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
First Trust Emerging Markets Local Currency Bond ETF	138,151	$—	$4,013,708	$(266,100)	$136,917	$9,953	$3,894,478	$38,998
First Trust Enhanced Short Maturity ETF	189,173	10,242,872	7,628,519	(6,619,098)	40,593	23,443	11,316,329	401,956
First Trust Limited Duration Investment Grade Corporate ETF	2,806,423	47,720,439	25,285,607	(20,795,967)	1,302,087	90,513	53,602,679	2,122,801
First Trust Low Duration Opportunities ETF	1,093,686	54,651,328	28,263,445	(30,745,917)	2,711,862	(1,246,357)	53,634,361	2,301,165
First Trust Senior Loan Fund	164,392	—	8,394,883	(795,515)	(43,451)	(3,749)	7,552,168	227,845
First Trust Tactical High Yield ETF	369,761	13,715,866	7,307,278	(6,249,764)	1,034,650	(437,065)	15,370,965	825,515
First Trust TCW Unconstrained Plus Bond ETF	—	3,434,659	—	(3,384,151)	290,384	(340,892)	—	14,918
		$129,765,164	$80,893,440	$(68,856,512)	$5,473,042	$(1,904,154)	$145,370,980	$5,933,198
E. Restricted Securities
As of August 31, 2024, AFSM held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
OmniAb, Inc. - 12.5 Earnout Shares	11/02/22	53	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/22	53	0.00	0	0	0.00
				$0	$0	0.00%
F. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, with the exception of FCEF, MFLX and LDSF which declare and pay monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Income Opportunities ETF	$2,164,949	$69,814	$—	$—
First Trust Flexible Municipal High Income ETF	431	—	553,220	—
First Trust Low Duration Strategic Focus ETF	5,907,183	—	—	—
First Trust Active Factor Large Cap ETF	60,871	—	—	—
First Trust Active Factor Mid Cap ETF	66,210	—	—	—
First Trust Active Factor Small Cap ETF	48,515	—	—	—
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Income Opportunities ETF	$1,844,568	$71,857	$—	$—
First Trust Flexible Municipal High Income ETF	599	—	463,356	13,046
First Trust Low Duration Strategic Focus ETF	6,541,477	—	—	—
First Trust Active Factor Large Cap ETF	73,281	—	—	—
First Trust Active Factor Mid Cap ETF	19,426	—	—	—
First Trust Active Factor Small Cap ETF	53,926	—	—	—
As of August 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Income Opportunities ETF	$—	$—	$735,319
First Trust Flexible Municipal High Income ETF	1,220	(3,759,077)	523,505
First Trust Low Duration Strategic Focus ETF	32,216	(12,316,773)	(1,006,880)
First Trust Active Factor Large Cap ETF	30,838	(526,387)	1,111,480
First Trust Active Factor Mid Cap ETF	25,616	(512,897)	466,505
First Trust Active Factor Small Cap ETF	16,929	(564,416)	1,473,039
G. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, MFLX intends to invest in such Municipal Closed-End Funds to allow it to qualify to pass through “exempt dividends” as defined in the Internal Revenue Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Income Opportunities ETF	$—
First Trust Flexible Municipal High Income ETF	3,759,077
First Trust Low Duration Strategic Focus ETF	12,316,773
First Trust Active Factor Large Cap ETF	526,387
First Trust Active Factor Mid Cap ETF	512,897
First Trust Active Factor Small Cap ETF	564,416
During the taxable year ended August 31, 2024, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust Income Opportunities ETF	$5,720
First Trust Active Factor Large Cap ETF	101,848
First Trust Active Factor Small Cap ETF	153,092
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Income Opportunities ETF	$619,329	$10,979	$(630,308)
First Trust Flexible Municipal High Income ETF	904	—	(904)
First Trust Low Duration Strategic Focus ETF	3,517	1,032,819	(1,036,336)
First Trust Active Factor Large Cap ETF	—	(1,172,522)	1,172,522
First Trust Active Factor Mid Cap ETF	—	(2,516,779)	2,516,779
First Trust Active Factor Small Cap ETF	—	(1,162)	1,162
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Income Opportunities ETF	$37,734,508	$2,371,616	$(1,636,297)	$735,319

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Flexible Municipal High Income ETF	$14,891,104	$633,124	$(109,619)	$523,505
First Trust Low Duration Strategic Focus ETF	154,139,053	1,766,153	(2,773,033)	(1,006,880)
First Trust Active Factor Large Cap ETF	17,200,766	1,519,214	(407,734)	1,111,480
First Trust Active Factor Mid Cap ETF	13,757,844	996,396	(529,891)	466,505
First Trust Active Factor Small Cap ETF	13,805,151	2,135,122	(662,083)	1,473,039
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FCEF	MFLX
Fund net assets up to and including $2.5 billion	0.85000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%	0.69375%
Fund net assets greater than $10 billion	0.76500%	0.67500%

Breakpoints	LDSF	AFLG	AFMC	AFSM
Fund net assets up to and including $2.5 billion	0.200%	0.55000%	0.65000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%	0.53625%	0.63375%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%	0.52250%	0.61750%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%	0.50875%	0.60125%	0.69375%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%	0.49500%	0.58500%	0.67500%
Fund net assets greater than $15 billion	0.170%	0.46750%	0.55250%	0.63750%
In addition, FCEF, MFLX and LDSF incur acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
For the fiscal year ended August 31, 2023, FCEF received a payment from the Advisor in the amount of $7 in connection with a trade error.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Income Opportunities ETF	$14,031,349	$4,043,354
First Trust Flexible Municipal High Income ETF	9,946,542	7,418,311
First Trust Low Duration Strategic Focus ETF	20,260,982	19,796,433
First Trust Active Factor Large Cap ETF	3,820,081	3,769,749
First Trust Active Factor Mid Cap ETF	5,958,864	5,896,586
First Trust Active Factor Small Cap ETF	5,866,610	5,832,013
For the fiscal year ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Income Opportunities ETF	$—	$3,615,948
First Trust Flexible Municipal High Income ETF	—	—
First Trust Low Duration Strategic Focus ETF	71,010,700	58,805,939
First Trust Active Factor Large Cap ETF	15,706,164	4,464,912
First Trust Active Factor Mid Cap ETF	26,013,800	20,545,346
First Trust Active Factor Small Cap ETF	10,115,689	—
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2024, on MFLX’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$9,120
Net change in unrealized appreciation (depreciation) on futures contracts	2,568
The average notional value of futures contracts outstanding during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $46,444.
MFLX does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Income Opportunities ETF, First Trust Flexible Municipal High Income ETF, First Trust Low Duration Strategic Focus ETF, First Trust Active Factor Large Cap ETF, First Trust Active Factor Mid Cap ETF, and First Trust Active Factor Small Cap ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust Income Opportunities ETF First Trust Flexible Municipal High Income ETF First Trust Low Duration Strategic Focus ETF	For the years ended August 31, 2024, 2023, 2022, 2021, and 2020
First Trust Active Factor Large Cap ETF First Trust Active Factor Mid Cap ETF First Trust Active Factor Small Cap ETF	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from December 3, 2019 (commencement of investment operations) through August 31, 2020
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Income Opportunities ETF (FCEF)
First Trust Flexible Municipal High Income ETF (MFLX)
First Trust Low Duration Strategic Focus ETF (LDSF)
First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Small Cap ETF (AFSM)
The Board approved the continuation of the applicable Agreement for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the applicable Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the applicable Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF. For AFLG, AFMC, AFSM and LDSF, the Board noted that the Advisor’s Investment Committee is responsible for the day-to-day management of each Fund’s investments. The Board considered the background and experience of the members of the Investment Committee. For FCEF and MFLX, the Board noted that the Advisor’s CEF Management Team is responsible for the day-to-day management of FCEF’s investments and the Advisor’s Municipal Securities Team is responsible for the day-to-day management of MFLX’s investments, with a sleeve managed by the CEF Management Team. The Board considered the background and experience of the members of the CEF Management Team and the Municipal Securities Team and noted the Board’s prior meetings with members of the CEF Management Team and the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its CEF Management Team and Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 25, 2024 meeting, the Board also received a presentation from representatives of the Advisor’s Investment Committee, who discussed the services the Investment Committee provides to AFLG, AFMC, AFSM and LDSF, including the Investment Committee’s day-to-day management of the Funds’ investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. For MFLX, FCEF and LDSF, the Board noted that, because each Fund invests in underlying funds, including, for LDSF, ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds. The Board considered that, to the extent FCEF invests in underlying funds that are other funds in the First Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by FCEF related to FCEF’s assets invested in the affiliated underlying funds. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each of AFLG, AFMC and MFLX was above the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio for AFSM was equal to the median total (net) expense ratio of the peer funds in its Expense Group. The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for FCEF was above the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for FCEF was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group. The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for LDSF was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for LDSF was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for FCEF contained both actively-managed

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. With respect to MFLX, the Board noted that on April 14, 2022, the Fund’s investment strategy changed from a fund-of-funds investment strategy primarily invested in municipal closed-end funds to an investment strategy primarily invested directly in municipal debt securities. With respect to FCEF, the Board noted that on April 8, 2022, the Fund’s investment strategy changed to allow the Fund to invest in ETFs in addition to closed-end funds. Based on the information provided, the Board noted that AFLG underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023 and outperformed its Performance Universe median and underperformed its benchmark index for the three-year period ended December 31, 2023. The Board noted that AFMC outperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2023. The Board noted that AFSM outperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2023. The Board noted that MFLX outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31, 2023, underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2023 and outperformed its Performance Universe median and benchmark index for the five-year period ended December 31, 2023. The Board noted that FCEF underperformed its Performance Universe median and benchmark index for the one- three- and five-year periods ended December 31, 2023. The Board noted that LDSF outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023 and underperformed its Performance Universe median and outperformed its benchmark index for the three-year period ended December 31, 2023. The Board noted the Advisor’s discussion of FCEF’s performance at the April 25, 2024 meeting. The Board also noted the Investment Committee’s discussion of AFLG’s, AFMC’s, AFSM’s, and LDSF’s performance at the April 25, 2024 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended August 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Income Opportunities ETF	*
First Trust Flexible Municipal High Income ETF	*
First Trust Low Duration Strategic Focus ETF	0.00%
First Trust Active Factor Large Cap ETF	100.00%
First Trust Active Factor Mid Cap ETF	100.00%
First Trust Active Factor Small Cap ETF	100.00%

*	The actual percentage of income dividends that qualify for the dividends received deduction will be available to corporate shareholders shortly after the calendar year end.
For the taxable year ended August 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Income Opportunities ETF	**
First Trust Flexible Municipal High Income ETF	**
First Trust Low Duration Strategic Focus ETF	0.00%
First Trust Active Factor Large Cap ETF	100.00%
First Trust Active Factor Mid Cap ETF	100.00%
First Trust Active Factor Small Cap ETF	100.00%

**	The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.
A portion of each of the Funds’ 2024 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Distributions paid to foreign shareholders for the taxable year ended August 31, 2024 that were properly designated by First Trust Income Opportunities ETF as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
For the taxable year ended August 31, 2024, the following distribution information is being provided as required by the Code, or to meet a specific state’s requirement. The First Trust Flexible Municipal High Income ETF designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.93%
Alternative Minimum Tax (AMT)	15.02%
For the fiscal year ended August 31, 2024, the amount of long-term capital gain distributions designated by First Trust Income Opportunities ETF was $69,814, which is taxable at the applicable capital gain tax rates for federal income tax purposes.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

First Trust Innovation Leaders ETF (ILDR)
First Trust Expanded Technology ETF (XPND)
First Trust Multi-Strategy Alternative ETF (LALT)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Innovation Leaders ETF (ILDR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.1%
	Aerospace & Defense — 2.3%
2,551	AeroVironment, Inc. (b)	$519,792
1,696	L3Harris Technologies, Inc.	401,392
		921,184
	Biotechnology — 10.9%
1,490	AbbVie, Inc.	292,502
38,870	Amicus Therapeutics, Inc. (b)	451,281
12,280	Arcus Biosciences, Inc. (b)	210,233
8,157	BioMarin Pharmaceutical, Inc. (b)	744,000
7,626	Halozyme Therapeutics, Inc. (b)	486,920
6,455	Mirum Pharmaceuticals, Inc. (b)	278,275
1,788	Neurocrine Biosciences, Inc. (b)	227,183
497	Regeneron Pharmaceuticals, Inc. (b)	588,791
19,863	Replimune Group, Inc. (b)	202,007
10,935	SpringWorks Therapeutics, Inc. (b)	456,099
894	Vertex Pharmaceuticals, Inc. (b)	443,326
		4,380,617
	Broadline Retail — 5.3%
11,917	Amazon.com, Inc. (b)	2,127,184
	Capital Markets — 1.4%
4,663	Tradeweb Markets, Inc., Class A	551,353
	Communications Equipment — 1.1%
1,216	Arista Networks, Inc. (b)	429,710
	Electrical Equipment — 1.0%
1,531	Schneider Electric SE (EUR)	388,737
	Electronic Equipment, Instruments & Components — 0.8%
2,112	TE Connectivity Ltd.	324,403
	Entertainment — 1.3%
756	Netflix, Inc. (b)	530,221
	Financial Services — 4.7%
305	Adyen N.V. (EUR) (b) (c) (d)	448,068
5,959	Block, Inc. (b)	393,771
15,789	Toast, Inc., Class A (b)	392,515
2,317	Visa, Inc., Class A	640,349
		1,874,703
	Ground Transportation — 3.8%
52,322	Grab Holdings Ltd., Class A (b)	168,477
18,355	Uber Technologies, Inc. (b)	1,342,301
		1,510,778
	Health Care Equipment & Supplies — 1.0%
851	Intuitive Surgical, Inc. (b)	419,228
	Hotels, Restaurants & Leisure — 0.9%
1,577	Airbnb, Inc., Class A (b)	184,998
5,462	Sweetgreen, Inc., Class A (b)	172,654
		357,652
Shares	Description	Value

	Industrial Conglomerates — 2.3%
4,966	Siemens AG (EUR)	$932,762
	Interactive Media & Services — 7.4%
9,435	Alphabet, Inc., Class C	1,557,813
2,731	Meta Platforms, Inc., Class A	1,423,697
		2,981,510
	IT Services — 4.4%
3,400	Akamai Technologies, Inc. (b)	346,256
1,825	MongoDB, Inc. (b)	530,692
12,146	Shopify, Inc., Class A (b)	899,654
		1,776,602
	Life Sciences Tools & Services — 2.8%
21,186	Avantor, Inc. (b)	547,446
916	Thermo Fisher Scientific, Inc.	563,404
		1,110,850
	Machinery — 1.2%
3,811	Chart Industries, Inc. (b)	466,466
	Media — 0.9%
3,681	Trade Desk (The), Inc., Class A (b)	384,775
	Pharmaceuticals — 2.6%
12,146	Avadel Pharmaceuticals PLC (b)	184,255
199	Eli Lilly & Co.	191,044
5,581	Merck & Co., Inc.	661,069
		1,036,368
	Professional Services — 1.2%
3,133	Paylocity Holding Corp. (b)	505,666
	Semiconductors & Semiconductor Equipment — 17.1%
264	ASML Holding N.V. (EUR)	236,962
7,455	Broadcom, Inc.	1,213,823
8,441	Marvell Technology, Inc.	643,542
5,097	Micron Technology, Inc.	490,535
25,998	NVIDIA Corp.	3,103,381
4,469	QUALCOMM, Inc.	783,416
8,938	Rambus, Inc. (b)	399,708
		6,871,367
	Software — 23.9%
745	Adobe, Inc. (b)	427,935
1,123	CyberArk Software Ltd. (b)	322,009
2,881	Datadog, Inc., Class A (b)	334,945
8,471	Dynatrace, Inc. (b)	428,802
4,999	Gitlab, Inc., Class A (b)	236,953
5,075	Microsoft Corp.	2,116,986
17,108	Oracle Corp.	2,417,189
10,924	Palantir Technologies, Inc., Class A (b)	343,888
1,304	Palo Alto Networks, Inc. (b)	472,987
1,697	ServiceNow, Inc. (b)	1,450,935
2,284	Workday, Inc., Class A (b)	601,126
2,284	Zscaler, Inc. (b)	456,754
		9,610,509
See Notes to Financial Statements

First Trust Innovation Leaders ETF (ILDR)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Technology Hardware, Storage & Peripherals — 0.8%
6,225	Pure Storage, Inc., Class A (b)	$319,280
	Total Common Stocks	39,811,925
	(Cost $32,967,079)
MONEY MARKET FUNDS — 0.9%
347,767	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (e)	347,767
	(Cost $347,767)

	Total Investments — 100.0%	40,159,692
	(Cost $33,314,846)
	Net Other Assets and Liabilities — (0.0)%	(12,304)
	Net Assets — 100.0%	$40,147,388

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
EUR	– Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 39,811,925	$ 39,811,925	$ —	$ —
Money Market Funds	347,767	347,767	—	—
Total Investments	$40,159,692	$40,159,692	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Expanded Technology ETF (XPND)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.7%
	Communications Equipment — 4.2%
1,480	Arista Networks, Inc. (a)	$523,002
788	Motorola Solutions, Inc.	348,328
		871,330
	Electronic Equipment, Instruments & Components — 2.5%
5,672	Amphenol Corp., Class A	382,577
219	CDW Corp.	49,415
411	Jabil, Inc.	44,914
123	Teledyne Technologies, Inc. (a)	53,234
		530,140
	Entertainment — 3.9%
8,475	Walt Disney (The) Co.	765,971
1,643	Warner Music Group Corp., Class A	47,006
		812,977
	Financial Services — 13.0%
183	Corpay, Inc. (a)	57,745
2,763	Fiserv, Inc. (a)	482,420
1,970	Mastercard, Inc., Class A	952,180
4,940	PayPal Holdings, Inc. (a)	357,804
3,232	Visa, Inc., Class A	893,228
		2,743,377
	Interactive Media & Services — 8.6%
5,105	Alphabet, Inc., Class A	834,055
1,886	Meta Platforms, Inc., Class A	983,191
		1,817,246
	IT Services — 4.4%
117	Gartner, Inc. (a)	57,559
4,338	International Business Machines Corp.	876,840
		934,399
	Media — 0.5%
1,799	News Corp., Class A	50,966
526	Omnicom Group, Inc.	52,826
		103,792
	Semiconductors & Semiconductor Equipment — 25.2%
3,910	Applied Materials, Inc.	771,287
6,630	Broadcom, Inc.	1,079,497
383	Enphase Energy, Inc. (a)	46,358
387	Entegris, Inc.	44,842
636	KLA Corp.	521,157
617	Lam Research Corp.	506,563
4,088	Marvell Technology, Inc.	311,669
2,535	Microchip Technology, Inc.	208,276
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
67	Monolithic Power Systems, Inc.	$62,623
8,030	NVIDIA Corp.	958,541
4,316	QUALCOMM, Inc.	756,595
347	Teradyne, Inc.	47,445
		5,314,853
	Software — 27.2%
600	AppLovin Corp., Class A (a)	55,722
232	Aspen Technology, Inc. (a)	54,320
1,010	Autodesk, Inc. (a)	260,984
974	Bentley Systems, Inc., Class B	50,132
1,285	Cadence Design Systems, Inc. (a)	345,575
1,142	Crowdstrike Holdings, Inc., Class A (a)	316,654
1,970	Gen Digital, Inc.	52,126
1,320	Intuit, Inc.	831,943
223	Manhattan Associates, Inc. (a)	58,968
2,121	Microsoft Corp.	884,754
7,514	Oracle Corp.	1,061,653
1,529	Palo Alto Networks, Inc. (a)	554,599
278	PTC, Inc. (a)	49,787
970	ServiceNow, Inc. (a)	829,350
1,253	Workday, Inc., Class A (a)	329,777
		5,736,344
	Technology Hardware, Storage & Peripherals — 5.4%
4,581	Apple, Inc.	1,049,049
406	NetApp, Inc.	49,012
811	Pure Storage, Inc., Class A (a)	41,596
		1,139,657
	Wireless Telecommunication Services — 4.8%
5,033	T-Mobile US, Inc.	1,000,158
	Total Common Stocks	21,004,273
	(Cost $17,346,120)
MONEY MARKET FUNDS — 0.3%
54,255	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (b)	54,255
	(Cost $54,255)

	Total Investments — 100.0%	21,058,528
	(Cost $17,400,375)
	Net Other Assets and Liabilities — 0.0%	7,170
	Net Assets — 100.0%	$21,065,698

See Notes to Financial Statements

First Trust Expanded Technology ETF (XPND)
Portfolio of Investments (Continued)
August 31, 2024
(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 21,004,273	$ 21,004,273	$ —	$ —
Money Market Funds	54,255	54,255	—	—
Total Investments	$21,058,528	$21,058,528	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Multi-Strategy Alternative ETF (LALT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets — 99.9%
78,119	First Trust Alternative Absolute Return Strategy ETF (a)	$2,207,643
21,613	First Trust Global Tactical Commodity Strategy Fund (a)	497,747
35,420	First Trust Long/Short Equity ETF (a)	2,256,254
45,499	First Trust Managed Futures Strategy Fund (a)	2,166,653
26,381	First Trust Merger Arbitrage ETF (a)	530,786
52,818	First Trust TCW Unconstrained Plus Bond ETF (a)	1,319,394
5,507	iShares 7-10 Year Treasury Bond ETF	534,565
18,797	iShares Gold Trust (b)	888,722

	Total Investments — 99.9%	10,401,764
	(Cost $10,228,108)
	Net Other Assets and Liabilities — 0.1%	15,093
	Net Assets — 100.0%	$10,416,857

(a)	Investment in an affiliated fund.
(b)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 10,401,764	$ 10,401,764	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2024

	First Trust Innovation Leaders ETF (ILDR)	First Trust Expanded Technology ETF (XPND)	First Trust Multi-Strategy Alternative ETF (LALT)
ASSETS:
Investments, at value - Unaffiliated	$40,159,692	$21,058,528	$1,423,287
Investments, at value - Affiliated	—	—	8,978,477
Total investments, at value	40,159,692	21,058,528	10,401,764
Cash	—	—	16,649
Receivables:
Dividends	11,267	18,375	—
Reclaims	329	—	—
Total Assets	40,171,288	21,076,903	10,418,413

LIABILITIES:
Investment advisory fees payable	23,900	11,205	1,556
Total Liabilities	23,900	11,205	1,556
NET ASSETS	$40,147,388	$21,065,698	$10,416,857

NET ASSETS consist of:
Paid-in capital	$34,327,443	$20,339,283	$10,206,407
Par value	17,000	7,500	5,000
Accumulated distributable earnings (loss)	5,802,945	718,915	205,450
NET ASSETS	$40,147,388	$21,065,698	$10,416,857
NET ASSET VALUE, per share	$23.62	$28.09	$20.83
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,700,002	750,002	500,002
Investments, at cost - Unaffiliated	$33,314,846	$17,400,375	$1,309,849
Investments, at cost - Affiliated	$—	$—	$8,918,259
Total investments, at cost	$33,314,846	$17,400,375	$10,228,108
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2024

	First Trust Innovation Leaders ETF (ILDR)	First Trust Expanded Technology ETF (XPND)	First Trust Multi-Strategy Alternative ETF (LALT)
INVESTMENT INCOME:
Dividends - Unaffiliated	$112,302	$110,751	$10,306
Dividends - Affiliated	—	—	120,433
Foreign withholding tax	(2,536)	—	—
Total investment income	109,766	110,751	130,739

EXPENSES:
Investment advisory fees	191,103	94,936	10,093
Total expenses	191,103	94,936	10,093
NET INVESTMENT INCOME (LOSS)	(81,337)	15,815	120,646

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(186,195)	(117,793)	(2,541)
Investments - Affiliated	—	—	(23,597)
In-kind redemptions - Unaffiliated	692,631	993,042	—
Foreign currency transactions	89	—	—
Net realized gain (loss)	506,525	875,249	(26,138)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	6,541,751	2,628,873	116,077
Investments - Affiliated	—	—	53,594
Foreign currency translation	6	—	—
Net change in unrealized appreciation (depreciation)	6,541,757	2,628,873	169,671
NET REALIZED AND UNREALIZED GAIN (LOSS)	7,048,282	3,504,122	143,533
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,966,945	$3,519,937	$264,179
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust Innovation Leaders ETF (ILDR)		First Trust Expanded Technology ETF (XPND)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(81,337)	$(9,226)	$15,815	$37,076
Net realized gain (loss)	506,525	(275,575)	875,249	(749,213)
Net change in unrealized appreciation (depreciation)	6,541,757	975,935	2,628,873	2,807,934
Net increase (decrease) in net assets resulting from operations	6,966,945	691,134	3,519,937	2,095,797

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	(9,824)	(50,226)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	19,770,642	11,762,394	14,716,082	3,331,179
Cost of shares redeemed	(2,079,413)	—	(3,689,086)	(14,148,114)
Net increase (decrease) in net assets resulting from shareholder transactions	17,691,229	11,762,394	11,026,996	(10,816,935)
Total increase (decrease) in net assets	24,658,174	12,453,528	14,537,109	(8,771,364)

NET ASSETS:
Beginning of period	15,489,214	3,035,686	6,528,589	15,299,953
End of period	$40,147,388	$15,489,214	$21,065,698	$6,528,589

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	850,002	200,002	300,002	900,002
Shares sold	950,000	650,000	600,000	200,000
Shares redeemed	(100,000)	—	(150,000)	(800,000)
Shares outstanding, end of period	1,700,002	850,002	750,002	300,002

(a)	Inception date is January 31, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Multi-Strategy Alternative ETF (LALT)
Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

$120,646	$11,392
(26,138)	(495)
169,671	3,985
264,179	14,882

(68,991)	(4,620)

9,210,879	1,000,528
—	—
9,210,879	1,000,528
9,406,067	1,010,790

1,010,790	—
$10,416,857	$1,010,790

50,002	—
450,000	50,002
—	—
500,002	50,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust Innovation Leaders ETF (ILDR)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$18.22	$15.18	$22.95	$20.07
Income from investment operations:
Net investment income (loss)	(0.07) (b)	(0.04) (b)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	5.47	3.08	(7.66)	2.90
Total from investment operations	5.40	3.04	(7.74)	2.88
Distributions paid to shareholders from:
Net investment income	—	—	(0.00) (c)	—
Net realized gain	—	—	(0.03)	—
Total distributions	—	—	(0.03)	—
Net asset value, end of period	$23.62	$18.22	$15.18	$22.95
Total return (d)	29.64%	20.03%	(33.75)%	14.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$40,147	$15,489	$3,036	$3,443
Ratio of total expenses to average net assets	0.75% (e)	0.75%	0.75%	0.75% (f)
Ratio of net investment income (loss) to average net assets	(0.32)% (e)	(0.24)%	(0.51)%	(0.49)% (f)
Portfolio turnover rate (g)	43%	51%	58%	9%

(a)	Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Expanded Technology ETF (XPND)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$21.76	$17.00	$21.87	$20.18
Income from investment operations:
Net investment income (loss)	0.03 (b)	0.06 (b)	0.04	(0.00) (c)
Net realized and unrealized gain (loss)	6.32	4.77	(4.89)	1.69
Total from investment operations	6.35	4.83	(4.85)	1.69
Distributions paid to shareholders from:
Net investment income	(0.02)	(0.07)	(0.02)	—
Net asset value, end of period	$28.09	$21.76	$17.00	$21.87
Total return (d)	29.18%	28.55%	(22.19)%	8.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,066	$6,529	$15,300	$16,399
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65% (e)
Ratio of net investment income (loss) to average net assets	0.11%	0.36%	0.19%	(0.03)% (e)
Portfolio turnover rate (f)	61%	81%	88%	0%

(a)	Inception date is June 14, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Multi-Strategy Alternative ETF (LALT)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$20.21	$20.01
Income from investment operations:
Net investment income (loss) (b)	0.49	0.23
Net realized and unrealized gain (loss)	0.59	0.06
Total from investment operations	1.08	0.29
Distributions paid to shareholders from:
Net investment income	(0.46)	(0.09)
Net asset value, end of period	$20.83	$20.21
Total return (c)	5.49%	1.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,417	$1,011
Ratio of total expenses to average net assets (d)	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets (d)	2.39%	1.97% (e)
Portfolio turnover rate (f)	21%	17%

(a)	Inception date is January 31, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust, listed below. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

First Trust Innovation Leaders ETF – (ticker “ILDR”)
First Trust Expanded Technology ETF – (ticker “XPND”)
First Trust Multi-Strategy Alternative ETF – (ticker “LALT”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. ILDR’s investment objective seeks to provide capital appreciation. XPND’s investment objective seeks to provide long-term capital appreciation. LALT’s investment objective is long-term total return.
Under normal market conditions, ILDR will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and depository receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation.
Under normal market conditions, XPND will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund’s investment advisor as either information technology companies or financial companies and communication services companies whose operations are principally derived from and/or dependent upon technology.
Under normal market conditions, LALT allocates its assets amongst a variety of alternative asset categories and strategies in an effort to provide lower correlation and diversifying risk exposures compared to traditional equity and fixed income benchmarks (e.g., the S&P 500® Index or Bloomberg Aggregate Bond Index) over various market cycles.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Common stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Affiliated Transactions
LALT invests in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Amounts relating to investments in affiliated funds at August 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
First Trust Alternative Absolute Return Strategy ETF	78,119	$218,666	$2,026,815	$(3,806)	$(33,848)	$(184)	$2,207,643	$31,418
First Trust Global Tactical Commodity Strategy Fund	21,613	106,186	520,768	(106,714)	(11,543)	(10,950)	497,747	8,987
First Trust Long/Short Equity ETF	35,420	100,572	2,028,086	—	127,596	—	2,256,254	11,201
First Trust Managed Futures Strategy Fund	45,499	216,598	2,078,938	(70,689)	(58,552)	358	2,166,653	30,329
First Trust Merger Arbitrage ETF	26,381	120,904	992,236	(577,768)	8,306	(12,892)	530,786	7,993
First Trust TCW Unconstrained Plus Bond ETF	52,818	99,654	1,209,034	(11,000)	21,635	71	1,319,394	30,505
		$862,580	$8,855,877	$(769,977)	$53,594	$(23,597)	$8,978,477	$120,433
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Innovation Leaders ETF	$—	$—	$—
First Trust Expanded Technology ETF	9,824	—	—
First Trust Multi-Strategy Alternative ETF	68,991	—	—
The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Innovation Leaders ETF	$—	$—	$—
First Trust Expanded Technology ETF	50,226	—	—
First Trust Multi-Strategy Alternative ETF	4,620	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
As of August 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Innovation Leaders ETF	$(63,617)	$(864,566)	$6,731,128
First Trust Expanded Technology ETF	7,385	(2,927,077)	3,638,607
First Trust Multi-Strategy Alternative ETF	57,620	(17,246)	165,076
F. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For ILDR and XPND, the taxable years ended 2021, 2022, 2023 and 2024 remain open to federal and state audit. For LALT, the taxable years ended 2023 and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Innovation Leaders ETF	$864,566
First Trust Expanded Technology ETF	2,927,077
First Trust Multi-Strategy Alternative ETF	17,246
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2024, the following Fund incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
First Trust Innovation Leaders ETF	$63,617	$—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2024, the adjustments for each Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Innovation Leaders ETF	$22,174	$(653,529)	$631,355
First Trust Expanded Technology ETF	—	(988,581)	988,581
First Trust Multi-Strategy Alternative ETF	(807)	807	—
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Innovation Leaders ETF	$33,428,572	$7,659,514	$(928,394)	$6,731,120
First Trust Expanded Technology ETF	17,419,921	3,967,032	(328,425)	3,638,607
First Trust Multi-Strategy Alternative ETF	10,236,688	290,575	(125,499)	165,076
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	ILDR
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%

Breakpoints	XPND	LALT
Fund net assets up to and including $2.5 billion	0.65000%	0.20000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.19500%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.19000%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.18500%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%	0.18000%
Fund net assets greater than $15 billion	0.55250%	0.17000%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Innovation Leaders ETF	$11,380,874	$10,748,006
First Trust Expanded Technology ETF	8,913,492	8,928,821
First Trust Multi-Strategy Alternative ETF	1,120,655	1,072,532
For the fiscal year ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Innovation Leaders ETF	$19,312,766	$2,069,038
First Trust Expanded Technology ETF	14,676,278	3,675,982
First Trust Multi-Strategy Alternative ETF	9,200,341	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Innovation Leaders ETF, First Trust Expanded Technology ETF, and First Trust Multi-Strategy Alternative ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Innovation Leaders ETF	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023 and 2022, and for the period from May 25, 2021 (commencement of investment operations) through August 31, 2021
First Trust Expanded Technology ETF	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023 and 2022, and for the period from June 14, 2021 (commencement of investment operations) through August 31, 2021
First Trust Multi-Strategy Alternative ETF	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from January 31, 2023 (commencement of investment operations) through August 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Expanded Technology ETF (XPND)
First Trust Innovation Leaders ETF (ILDR)
First Trust Multi-Strategy Alternative ETF (LALT)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including, as applicable, comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF. The Board noted that the Advisor’s Strategy Research Group is responsible for the day-to-day management of XPND’s and ILDR’s investments and that the Advisor’s Investment Committee is responsible for the day-to-day management of LALT’s investments. The Board considered the background and experience of the members of the Strategy Research Group and the Investment Committee. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Strategy Research Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 25, 2024 meeting, the Board also received presentations from representatives of the Advisor’s Strategy Research Group and Investment Committee, who discussed the services that the Strategy Group provides to XPND and ILDR and the Investment Committee provides to LALT, including the day-to-day management of the Funds’ investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because LALT invests in underlying funds, including ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for XPND was below the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio for ILDR was equal to the median total (net) expense ratio of the peer funds in its Expense Group. The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for LALT was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for LALT was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. For each Fund, the Board received and reviewed, as applicable, information comparing each Fund’s performance for the one-year period ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that each of XPND and ILDR underperformed its respective Performance Universe median and benchmark

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
index for the one-year period ended December 31, 2023. The Board noted the Strategy Research Group’s discussion of XPND’s and ILDR’s performance, and the Investment Committee’s discussion of LALT’s performance, at the April 25, 2024 meeting. Because LALT commended operations on January 31, 2023 and therefore has a limited performance history, comparative performance information for LALT was not reviewed.
On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of XPND and ILDR for the twelve months ended December 31, 2023 and to LALT for the period from inception through December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2023. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $10,046. This figure is comprised of $473 paid (or to be paid) in fixed compensation and $9,573 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $4,132 paid (or to be paid) to senior management of First Trust Advisors L.P. and $5,914 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended August 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Innovation Leaders ETF	0.00%
First Trust Expanded Technology ETF	100.00%
First Trust Multi-Strategy Alternative ETF	0.00%
For the taxable year ended August 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Innovation Leaders ETF	0.00%
First Trust Expanded Technology ETF	100.00%
First Trust Multi-Strategy Alternative ETF	0.00%
A portion of each of the Funds’ 2024 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

FT Vest U.S. Equity Buffer ETF - January (FJAN)
FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
FT Vest U.S. Equity Buffer ETF - February (FFEB)
FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
FT Vest U.S. Equity Buffer ETF - March (FMAR)
FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)
FT Vest U.S. Equity Buffer ETF - April (FAPR)
FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)
FT Vest U.S. Equity Buffer ETF - May (FMAY)
FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
FT Vest U.S. Equity Buffer ETF - June (FJUN)
FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
FT Vest U.S. Equity Buffer ETF - July (FJUL)
FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
FT Vest U.S. Equity Buffer ETF - August (FAUG)
FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)
FT Vest U.S. Equity Buffer ETF - September (FSEP)
FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)
FT Vest U.S. Equity Buffer ETF - October (FOCT)
FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
FT Vest U.S. Equity Buffer ETF - November (FNOV)
FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
FT Vest U.S. Equity Buffer ETF - December (FDEC)
FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
FT Vest Buffered Allocation Defensive ETF (BUFT)
FT Vest Buffered Allocation Growth ETF (BUFG)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest U.S. Equity Buffer ETF - January (FJAN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
4,404,495	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$4,404,495
	(Cost $4,404,495)
	Total Investments — 0.6%	4,404,495
	(Cost $4,404,495)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.9%
	Call Options Purchased — 104.2%
13,907	SPDR® S&P 500® ETF Trust	$783,909,776	$4.82	01/17/25	773,326,549
	(Cost $668,486,583)
	Put Options Purchased — 0.7%
13,907	SPDR® S&P 500® ETF Trust	783,909,776	482.43	01/17/25	5,215,125
	(Cost $30,918,861)
	Total Purchased Options				778,541,674
	(Cost $699,405,444)
WRITTEN OPTIONS — (5.4)%
	Call Options Written — (5.0)%
(13,907)	SPDR® S&P 500® ETF Trust	(783,909,776)	558.17	01/17/25	(37,423,737)
	(Premiums received $7,976,600)
	Put Options Written — (0.4)%
(13,907)	SPDR® S&P 500® ETF Trust	(783,909,776)	434.19	01/17/25	(2,670,144)
	(Premiums received $14,546,559)
	Total Written Options				(40,093,881)
	(Premiums received $22,523,159)
	Net Other Assets and Liabilities — (0.1)%				(512,419)
	Net Assets — 100.0%				$742,339,869

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	104.9
Written Options	(5.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - January (FJAN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,404,495	$4,404,495	$—	$—
Purchased Options	778,541,674	—	778,541,674	—
Total	$782,946,169	$4,404,495	$778,541,674	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(40,093,881)	$—	$(40,093,881)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
1,437,579	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,437,579
	(Cost $1,437,579)
	Total Investments — 0.6%	1,437,579
	(Cost $1,437,579)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 106.0%
	Call Options Purchased — 105.5%
4,652	SPDR® S&P 500® ETF Trust	$262,223,936	$4.81	01/17/25	258,774,571
	(Cost $222,527,595)
	Put Options Purchased — 0.5%
4,652	SPDR® S&P 500® ETF Trust	262,223,936	458.31	01/17/25	1,266,181
	(Cost $7,134,308)
	Total Purchased Options				260,040,752
	(Cost $229,661,903)
WRITTEN OPTIONS — (6.5)%
	Call Options Written — (6.4)%
(4,652)	SPDR® S&P 500® ETF Trust	(262,223,936)	549.68	01/17/25	(15,647,746)
	(Premiums received $2,742,016)
	Put Options Written — (0.1)%
(4,652)	SPDR® S&P 500® ETF Trust	(262,223,936)	337.70	01/17/25	(329,082)
	(Premiums received $1,365,337)
	Total Written Options				(15,976,828)
	(Premiums received $4,107,353)
	Net Other Assets and Liabilities — (0.1)%				(170,124)
	Net Assets — 100.0%				$245,331,379

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	106.0
Written Options	(6.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,437,579	$1,437,579	$—	$—
Purchased Options	260,040,752	—	260,040,752	—
Total	$261,478,331	$1,437,579	$260,040,752	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(15,976,828)	$—	$(15,976,828)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - February (FFEB)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
6,244,919	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$6,244,919
	(Cost $6,244,919)
	Total Investments — 0.7%	6,244,919
	(Cost $6,244,919)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.8%
	Call Options Purchased — 101.7%
16,936	SPDR® S&P 500® ETF Trust	$954,648,448	$5.00	02/21/25	942,282,966
	(Cost $838,840,145)
	Put Options Purchased — 1.1%
16,936	SPDR® S&P 500® ETF Trust	954,648,448	499.51	02/21/25	10,326,218
	(Cost $36,044,002)
	Total Purchased Options				952,609,184
	(Cost $874,884,147)
WRITTEN OPTIONS — (3.4)%
	Call Options Written — (2.8)%
(16,936)	SPDR® S&P 500® ETF Trust	(954,648,448)	583.53	02/21/25	(26,618,650)
	(Premiums received $9,736,060)
	Put Options Written — (0.6)%
(16,936)	SPDR® S&P 500® ETF Trust	(954,648,448)	449.56	02/21/25	(5,364,986)
	(Premiums received $17,682,215)
	Total Written Options				(31,983,636)
	(Premiums received $27,418,275)
	Net Other Assets and Liabilities — (0.1)%				(614,315)
	Net Assets — 100.0%				$926,256,152

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	102.8
Written Options	(3.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - February (FFEB)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$6,244,919	$6,244,919	$—	$—
Purchased Options	952,609,184	—	952,609,184	—
Total	$958,854,103	$6,244,919	$952,609,184	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(31,983,636)	$—	$(31,983,636)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
1,708,953	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,708,953
	(Cost $1,708,953)
	Total Investments — 0.7%	1,708,953
	(Cost $1,708,953)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.4%
	Call Options Purchased — 102.6%
4,844	SPDR® S&P 500® ETF Trust	$273,046,592	$4.99	02/21/25	269,514,541
	(Cost $237,878,866)
	Put Options Purchased — 0.8%
4,844	SPDR® S&P 500® ETF Trust	273,046,592	474.53	02/21/25	2,098,760
	(Cost $7,492,476)
	Total Purchased Options				271,613,301
	(Cost $245,371,342)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (3.8)%
(4,844)	SPDR® S&P 500® ETF Trust	(273,046,592)	574.69	02/21/25	(9,996,272)
	(Premiums received $3,683,065)
	Put Options Written — (0.2)%
(4,844)	SPDR® S&P 500® ETF Trust	(273,046,592)	349.66	02/21/25	(522,571)
	(Premiums received $1,498,239)
	Total Written Options				(10,518,843)
	(Premiums received $5,181,304)
	Net Other Assets and Liabilities — (0.1)%				(176,380)
	Net Assets — 100.0%				$262,627,031

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	103.4
Written Options	(4.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,708,953	$1,708,953	$—	$—
Purchased Options	271,613,301	—	271,613,301	—
Total	$273,322,254	$1,708,953	$271,613,301	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(10,518,843)	$—	$(10,518,843)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - March (FMAR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
6,414,498	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$6,414,498
	(Cost $6,414,498)
	Total Investments — 0.7%	6,414,498
	(Cost $6,414,498)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.2%
	Call Options Purchased — 100.7%
15,613	SPDR® S&P 500® ETF Trust	$880,073,584	$5.10	03/21/25	865,818,915
	(Cost $789,289,028)
	Put Options Purchased — 1.5%
15,613	SPDR® S&P 500® ETF Trust	880,073,584	509.83	03/21/25	12,927,564
	(Cost $35,088,294)
	Total Purchased Options				878,746,479
	(Cost $824,377,322)
WRITTEN OPTIONS — (2.8)%
	Call Options Written — (2.0)%
(15,613)	SPDR® S&P 500® ETF Trust	(880,073,584)	597.16	03/21/25	(17,673,916)
	(Premiums received $10,467,144)
	Put Options Written — (0.8)%
(15,613)	SPDR® S&P 500® ETF Trust	(880,073,584)	458.85	03/21/25	(6,619,912)
	(Premiums received $18,123,033)
	Total Written Options				(24,293,828)
	(Premiums received $28,590,177)
	Net Other Assets and Liabilities — (0.1)%				(616,999)
	Net Assets — 100.0%				$860,250,150

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	102.2
Written Options	(2.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - March (FMAR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$6,414,498	$6,414,498	$—	$—
Purchased Options	878,746,479	—	878,746,479	—
Total	$885,160,977	$6,414,498	$878,746,479	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(24,293,828)	$—	$(24,293,828)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
2,223,954	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$2,223,954
	(Cost $2,223,954)
	Total Investments — 0.8%	2,223,954
	(Cost $2,223,954)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.4%
	Call Options Purchased — 101.3%
5,498	SPDR® S&P 500® ETF Trust	$309,911,264	$5.09	03/21/25	305,090,948
	(Cost $277,497,931)
	Put Options Purchased — 1.1%
5,498	SPDR® S&P 500® ETF Trust	309,911,264	484.34	03/21/25	3,251,407
	(Cost $8,905,575)
	Total Purchased Options				308,342,355
	(Cost $286,403,506)
WRITTEN OPTIONS — (3.1)%
	Call Options Written — (2.8)%
(5,498)	SPDR® S&P 500® ETF Trust	(309,911,264)	588.39	03/21/25	(8,492,761)
	(Premiums received $3,857,171)
	Put Options Written — (0.3)%
(5,498)	SPDR® S&P 500® ETF Trust	(309,911,264)	356.88	03/21/25	(796,110)
	(Premiums received $1,905,003)
	Total Written Options				(9,288,871)
	(Premiums received $5,762,174)
	Net Other Assets and Liabilities — (0.1)%				(209,090)
	Net Assets — 100.0%				$301,068,348

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	102.4
Written Options	(3.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,223,954	$2,223,954	$—	$—
Purchased Options	308,342,355	—	308,342,355	—
Total	$310,566,309	$2,223,954	$308,342,355	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(9,288,871)	$—	$(9,288,871)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - April (FAPR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
5,351,089	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$5,351,089
	(Cost $5,351,089)
	Total Investments — 0.8%	5,351,089
	(Cost $5,351,089)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.8%
	Call Options Purchased — 102.4%
12,720	SPDR® S&P 500® ETF Trust	$717,000,960	$4.95	04/17/25	705,781,920
	(Cost $629,464,907)
	Put Options Purchased — 1.4%
12,720	SPDR® S&P 500® ETF Trust	717,000,960	495.16	04/17/25	9,718,080
	(Cost $28,261,400)
	Total Purchased Options				715,500,000
	(Cost $657,726,307)
WRITTEN OPTIONS — (4.6)%
	Call Options Written — (3.8)%
(12,720)	SPDR® S&P 500® ETF Trust	(717,000,960)	582.95	04/17/25	(26,190,480)
	(Premiums received $11,015,842)
	Put Options Written — (0.8)%
(12,720)	SPDR® S&P 500® ETF Trust	(717,000,960)	445.64	04/17/25	(5,240,640)
	(Premiums received $14,736,865)
	Total Written Options				(31,431,120)
	(Premiums received $25,752,707)
	Net Other Assets and Liabilities — (0.0)%				(307,867)
	Net Assets — 100.0%				$689,112,102

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	103.8
Written Options	(4.6)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - April (FAPR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,351,089	$5,351,089	$—	$—
Purchased Options	715,500,000	—	715,500,000	—
Total	$720,851,089	$5,351,089	$715,500,000	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(31,431,120)	$—	$(31,431,120)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
1,901,354	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,901,354
	(Cost $1,901,354)
	Total Investments — 0.8%	1,901,354
	(Cost $1,901,354)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.6%
	Call Options Purchased — 103.6%
4,454	SPDR® S&P 500® ETF Trust	$251,063,072	$4.94	04/17/25	247,161,368
	(Cost $217,452,381)
	Put Options Purchased — 1.0%
4,454	SPDR® S&P 500® ETF Trust	251,063,072	470.40	04/17/25	2,489,786
	(Cost $7,786,359)
	Total Purchased Options				249,651,154
	(Cost $225,238,740)
WRITTEN OPTIONS — (5.3)%
	Call Options Written — (5.0)%
(4,454)	SPDR® S&P 500® ETF Trust	(251,063,072)	571.96	04/17/25	(12,048,070)
	(Premiums received $4,447,870)
	Put Options Written — (0.3)%
(4,454)	SPDR® S&P 500® ETF Trust	(251,063,072)	346.61	04/17/25	(654,738)
	(Premiums received $1,613,160)
	Total Written Options				(12,702,808)
	(Premiums received $6,061,030)
	Net Other Assets and Liabilities — (0.1)%				(161,965)
	Net Assets — 100.0%				$238,687,735

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	104.6
Written Options	(5.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,901,354	$1,901,354	$—	$—
Purchased Options	249,651,154	—	249,651,154	—
Total	$251,552,508	$1,901,354	$249,651,154	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(12,702,808)	$—	$(12,702,808)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - May (FMAY)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
7,408,819	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$7,408,819
	(Cost $7,408,819)
	Total Investments — 0.9%	7,408,819
	(Cost $7,408,819)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.2%
	Call Options Purchased — 99.8%
14,803	SPDR® S&P 500® ETF Trust	$834,415,504	$5.29	05/16/25	821,285,243
	(Cost $769,986,865)
	Put Options Purchased — 2.4%
14,803	SPDR® S&P 500® ETF Trust	834,415,504	529.45	05/16/25	19,480,748
	(Cost $36,397,118)
	Total Purchased Options				840,765,991
	(Cost $806,383,983)
WRITTEN OPTIONS — (3.0)%
	Call Options Written — (1.8)%
(14,803)	SPDR® S&P 500® ETF Trust	(834,415,504)	613.74	05/16/25	(14,551,349)
	(Premiums received $8,956,280)
	Put Options Written — (1.2)%
(14,803)	SPDR® S&P 500® ETF Trust	(834,415,504)	476.51	05/16/25	(9,903,207)
	(Premiums received $18,890,654)
	Total Written Options				(24,454,556)
	(Premiums received $27,846,934)
	Net Other Assets and Liabilities — (0.1)%				(521,101)
	Net Assets — 100.0%				$823,199,153

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.9%
Purchased Options	102.2
Written Options	(3.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - May (FMAY)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$7,408,819	$7,408,819	$—	$—
Purchased Options	840,765,991	—	840,765,991	—
Total	$848,174,810	$7,408,819	$840,765,991	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(24,454,556)	$—	$(24,454,556)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
2,797,321	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$2,797,321
	(Cost $2,797,321)
	Total Investments — 0.9%	2,797,321
	(Cost $2,797,321)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.5%
	Call Options Purchased — 99.8%
5,662	SPDR® S&P 500® ETF Trust	$319,155,616	$5.28	05/16/25	314,497,545
	(Cost $295,702,151)
	Put Options Purchased — 1.7%
5,662	SPDR® S&P 500® ETF Trust	319,155,616	502.98	05/16/25	5,234,463
	(Cost $8,725,995)
	Total Purchased Options				319,732,008
	(Cost $304,428,146)
WRITTEN OPTIONS — (2.3)%
	Call Options Written — (1.9)%
(5,662)	SPDR® S&P 500® ETF Trust	(319,155,616)	611.09	05/16/25	(6,156,010)
	(Premiums received $3,870,189)
	Put Options Written — (0.4)%
(5,662)	SPDR® S&P 500® ETF Trust	(319,155,616)	370.62	05/16/25	(1,219,708)
	(Premiums received $1,945,144)
	Total Written Options				(7,375,718)
	(Premiums received $5,815,333)
	Net Other Assets and Liabilities — (0.1)%				(214,526)
	Net Assets — 100.0%				$314,939,085

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.9%
Purchased Options	101.5
Written Options	(2.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,797,321	$2,797,321	$—	$—
Purchased Options	319,732,008	—	319,732,008	—
Total	$322,529,329	$2,797,321	$319,732,008	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,375,718)	$—	$(7,375,718)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - June (FJUN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
8,014,205	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$8,014,205
	(Cost $8,014,205)
	Total Investments — 1.0%	8,014,205
	(Cost $8,014,205)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.9%
	Call Options Purchased — 98.7%
14,573	SPDR® S&P 500® ETF Trust	$821,450,864	$5.45	06/20/25	806,192,933
	(Cost $776,932,354)
	Put Options Purchased — 3.2%
14,573	SPDR® S&P 500® ETF Trust	821,450,864	544.51	06/20/25	25,852,502
	(Cost $38,474,174)
	Total Purchased Options				832,045,435
	(Cost $815,406,528)
WRITTEN OPTIONS — (2.8)%
	Call Options Written — (1.2)%
(14,573)	SPDR® S&P 500® ETF Trust	(821,450,864)	631.25	06/20/25	(9,807,629)
	(Premiums received $8,458,214)
	Put Options Written — (1.6)%
(14,573)	SPDR® S&P 500® ETF Trust	(821,450,864)	490.06	06/20/25	(13,071,981)
	(Premiums received $19,996,773)
	Total Written Options				(22,879,610)
	(Premiums received $28,454,987)
	Net Other Assets and Liabilities — (0.1)%				(479,338)
	Net Assets — 100.0%				$816,700,692

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	101.9
Written Options	(2.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - June (FJUN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$8,014,205	$8,014,205	$—	$—
Purchased Options	832,045,435	—	832,045,435	—
Total	$840,059,640	$8,014,205	$832,045,435	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(22,879,610)	$—	$(22,879,610)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
2,414,758	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$2,414,758
	(Cost $2,414,758)
	Total Investments — 1.0%	2,414,758
	(Cost $2,414,758)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.1%
	Call Options Purchased — 98.9%
4,441	SPDR® S&P 500® ETF Trust	$250,330,288	$5.44	06/20/25	245,960,477
	(Cost $236,690,013)
	Put Options Purchased — 2.2%
4,441	SPDR® S&P 500® ETF Trust	250,330,288	517.28	06/20/25	5,552,627
	(Cost $7,691,214)
	Total Purchased Options				251,513,104
	(Cost $244,381,227)
WRITTEN OPTIONS — (2.0)%
	Call Options Written — (1.5)%
(4,441)	SPDR® S&P 500® ETF Trust	(250,330,288)	624.17	06/20/25	(3,818,327)
	(Premiums received $2,905,884)
	Put Options Written — (0.5)%
(4,441)	SPDR® S&P 500® ETF Trust	(250,330,288)	381.16	06/20/25	(1,236,996)
	(Premiums received $1,802,810)
	Total Written Options				(5,055,323)
	(Premiums received $4,708,694)
	Net Other Assets and Liabilities — (0.1)%				(163,796)
	Net Assets — 100.0%				$248,708,743

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	101.1
Written Options	(2.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,414,758	$2,414,758	$—	$—
Purchased Options	251,513,104	—	251,513,104	—
Total	$253,927,862	$2,414,758	$251,513,104	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,055,323)	$—	$(5,055,323)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - July (FJUL)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
8,649,733	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$8,649,733
	(Cost $8,649,733)
	Total Investments — 1.1%	8,649,733
	(Cost $8,649,733)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.1%
	Call Options Purchased — 98.6%
14,766	SPDR® S&P 500® ETF Trust	$832,329,888	$5.49	07/18/25	817,209,504
	(Cost $795,093,127)
	Put Options Purchased — 3.5%
14,766	SPDR® S&P 500® ETF Trust	832,329,888	548.99	07/18/25	29,162,850
	(Cost $37,063,276)
	Total Purchased Options				846,372,354
	(Cost $832,156,403)
WRITTEN OPTIONS — (3.1)%
	Call Options Written — (1.3)%
(14,766)	SPDR® S&P 500® ETF Trust	(832,329,888)	635.13	07/18/25	(10,749,648)
	(Premiums received $11,135,667)
	Put Options Written — (1.8)%
(14,766)	SPDR® S&P 500® ETF Trust	(832,329,888)	494.09	07/18/25	(15,090,852)
	(Premiums received $18,977,822)
	Total Written Options				(25,840,500)
	(Premiums received $30,113,489)
	Net Other Assets and Liabilities — (0.1)%				(477,893)
	Net Assets — 100.0%				$828,703,694

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	102.1
Written Options	(3.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - July (FJUL)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$8,649,733	$8,649,733	$—	$—
Purchased Options	846,372,354	—	846,372,354	—
Total	$855,022,087	$8,649,733	$846,372,354	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(25,840,500)	$—	$(25,840,500)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
3,659,840	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$3,659,840
	(Cost $3,659,840)
	Total Investments — 1.0%	3,659,840
	(Cost $3,659,840)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.3%
	Call Options Purchased — 98.7%
6,313	SPDR® S&P 500® ETF Trust	$355,851,184	$5.48	07/18/25	349,348,794
	(Cost $339,187,988)
	Put Options Purchased — 2.6%
6,313	SPDR® S&P 500® ETF Trust	355,851,184	521.54	07/18/25	9,021,277
	(Cost $11,672,794)
	Total Purchased Options				358,370,071
	(Cost $350,860,782)
WRITTEN OPTIONS — (2.2)%
	Call Options Written — (1.7)%
(6,313)	SPDR® S&P 500® ETF Trust	(355,851,184)	626.01	07/18/25	(6,047,854)
	(Premiums received $6,109,316)
	Put Options Written — (0.5)%
(6,313)	SPDR® S&P 500® ETF Trust	(355,851,184)	384.29	07/18/25	(1,931,778)
	(Premiums received $2,449,523)
	Total Written Options				(7,979,632)
	(Premiums received $8,558,839)
	Net Other Assets and Liabilities — (0.1)%				(208,417)
	Net Assets — 100.0%				$353,841,862

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	101.3
Written Options	(2.2)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,659,840	$3,659,840	$—	$—
Purchased Options	358,370,071	—	358,370,071	—
Total	$362,029,911	$3,659,840	$358,370,071	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,979,632)	$—	$(7,979,632)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - August (FAUG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
8,180,291	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$8,180,291
	(Cost $8,180,291)
	Total Investments — 1.1%	8,180,291
	(Cost $8,180,291)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.6%
	Call Options Purchased — 98.7%
13,120	SPDR® S&P 500® ETF Trust	$739,548,160	$5.54	08/15/25	727,190,825
	(Cost $711,065,230)
	Put Options Purchased — 3.9%
13,120	SPDR® S&P 500® ETF Trust	739,548,160	554.31	08/15/25	28,525,242
	(Cost $35,746,835)
	Total Purchased Options				755,716,067
	(Cost $746,812,065)
WRITTEN OPTIONS — (3.6)%
	Call Options Written — (1.6)%
(13,120)	SPDR® S&P 500® ETF Trust	(739,548,160)	634.96	08/15/25	(11,738,070)
	(Premiums received $7,879,917)
	Put Options Written — (2.0)%
(13,120)	SPDR® S&P 500® ETF Trust	(739,548,160)	498.88	08/15/25	(15,276,797)
	(Premiums received $18,989,860)
	Total Written Options				(27,014,867)
	(Premiums received $26,869,777)
	Net Other Assets and Liabilities — (0.1)%				(459,552)
	Net Assets — 100.0%				$736,421,939

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	102.6
Written Options	(3.6)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - August (FAUG)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$8,180,291	$8,180,291	$—	$—
Purchased Options	755,716,067	—	755,716,067	—
Total	$763,896,358	$8,180,291	$755,716,067	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(27,014,867)	$—	$(27,014,867)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
3,071,105	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$3,071,105
	(Cost $3,071,105)
	Total Investments — 1.1%	3,071,105
	(Cost $3,071,105)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.7%
	Call Options Purchased — 98.8%
4,891	SPDR® S&P 500® ETF Trust	$275,695,888	$5.53	08/15/25	270,697,286
	(Cost $264,998,548)
	Put Options Purchased — 2.9%
4,891	SPDR® S&P 500® ETF Trust	275,695,888	526.59	08/15/25	7,913,638
	(Cost $8,737,802)
	Total Purchased Options				278,610,924
	(Cost $273,736,350)
WRITTEN OPTIONS — (2.7)%
	Call Options Written — (2.1)%
(4,891)	SPDR® S&P 500® ETF Trust	(275,695,888)	624.71	08/15/25	(5,786,053)
	(Premiums received $3,243,370)
	Put Options Written — (0.6)%
(4,891)	SPDR® S&P 500® ETF Trust	(275,695,888)	388.02	08/15/25	(1,702,068)
	(Premiums received $2,128,767)
	Total Written Options				(7,488,121)
	(Premiums received $5,372,137)
	Net Other Assets and Liabilities — (0.1)%				(210,726)
	Net Assets — 100.0%				$273,983,182

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	101.7
Written Options	(2.7)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,071,105	$3,071,105	$—	$—
Purchased Options	278,610,924	—	278,610,924	—
Total	$281,682,029	$3,071,105	$278,610,924	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,488,121)	$—	$(7,488,121)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - September (FSEP)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
1,878,241	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,878,241
	(Cost $1,878,241)
	Total Investments — 0.3%	1,878,241
	(Cost $1,878,241)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.5%
	Call Options Purchased — 107.5%
11,532	SPDR® S&P 500® ETF Trust	$650,035,776	$4.43	09/20/24	643,058,916
	(Cost $523,347,065)
	Put Options Purchased — 0.0%
11,532	SPDR® S&P 500® ETF Trust	650,035,776	443.37	09/20/24	184,512
	(Cost $20,645,400)
	Total Purchased Options				643,243,428
	(Cost $543,992,465)
WRITTEN OPTIONS — (7.7)%
	Call Options Written — (7.7)%
(11,532)	SPDR® S&P 500® ETF Trust	(650,035,776)	524.06	09/20/24	(46,347,108)
	(Premiums received $11,833,502)
	Put Options Written — (0.0)%
(11,532)	SPDR® S&P 500® ETF Trust	(650,035,776)	399.03	09/20/24	(115,320)
	(Premiums received $9,528,477)
	Total Written Options				(46,462,428)
	(Premiums received $21,361,979)
	Net Other Assets and Liabilities — (0.1)%				(382,742)
	Net Assets — 100.0%				$598,276,499

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	107.5
Written Options	(7.7)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - September (FSEP)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,878,241	$1,878,241	$—	$—
Purchased Options	643,243,428	—	643,243,428	—
Total	$645,121,669	$1,878,241	$643,243,428	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(46,462,428)	$—	$(46,462,428)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
566,221	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$566,221
	(Cost $566,221)
	Total Investments — 0.3%	566,221
	(Cost $566,221)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 110.2%
	Call Options Purchased — 110.2%
3,547	SPDR® S&P 500® ETF Trust	$199,937,296	$4.42	09/20/24	197,789,978
	(Cost $154,705,972)
	Put Options Purchased — 0.0%
3,547	SPDR® S&P 500® ETF Trust	199,937,296	421.20	09/20/24	42,635
	(Cost $6,530,737)
	Total Purchased Options				197,832,613
	(Cost $161,236,709)
WRITTEN OPTIONS — (10.4)%
	Call Options Written — (10.4)%
(3,547)	SPDR® S&P 500® ETF Trust	(199,937,296)	511.21	09/20/24	(18,747,739)
	(Premiums received $1,997,915)
	Put Options Written — (0.0)%
(3,547)	SPDR® S&P 500® ETF Trust	(199,937,296)	310.36	09/20/24	(6,775)
	(Premiums received $1,142,993)
	Total Written Options				(18,754,514)
	(Premiums received $3,140,908)
	Net Other Assets and Liabilities — (0.1)%				(121,140)
	Net Assets — 100.0%				$179,523,180

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	110.2
Written Options	(10.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$566,221	$566,221	$—	$—
Purchased Options	197,832,613	—	197,832,613	—
Total	$198,398,834	$566,221	$197,832,613	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(18,754,514)	$—	$(18,754,514)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - October (FOCT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
2,168,627	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$2,168,627
	(Cost $2,168,627)
	Total Investments — 0.4%	2,168,627
	(Cost $2,168,627)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 113.2%
	Call Options Purchased — 113.2%
12,217	SPDR® S&P 500® ETF Trust	$688,647,856	$4.21	10/18/24	681,715,808
	(Cost $537,623,483)
	Put Options Purchased — 0.0%
12,217	SPDR® S&P 500® ETF Trust	688,647,856	421.19	10/18/24	418,066
	(Cost $25,494,989)
	Total Purchased Options				682,133,874
	(Cost $563,118,472)
WRITTEN OPTIONS — (13.5)%
	Call Options Written — (13.5)%
(12,217)	SPDR® S&P 500® ETF Trust	(688,647,856)	500.58	10/18/24	(81,268,095)
	(Premiums received $12,958,267)
	Put Options Written — (0.0)%
(12,217)	SPDR® S&P 500® ETF Trust	(688,647,856)	379.07	10/18/24	(232,734)
	(Premiums received $12,814,855)
	Total Written Options				(81,500,829)
	(Premiums received $25,773,122)
	Net Other Assets and Liabilities — (0.1)%				(417,709)
	Net Assets — 100.0%				$602,383,963

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	113.2
Written Options	(13.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - October (FOCT)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,168,627	$2,168,627	$—	$—
Purchased Options	682,133,874	—	682,133,874	—
Total	$684,302,501	$2,168,627	$682,133,874	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(81,500,829)	$—	$(81,500,829)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
714,068	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$714,068
	(Cost $714,068)
	Total Investments — 0.4%	714,068
	(Cost $714,068)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 116.6%
	Call Options Purchased — 116.5%
4,013	SPDR® S&P 500® ETF Trust	$226,204,784	$4.20	10/18/24	223,931,741
	(Cost $167,721,714)
	Put Options Purchased — 0.1%
4,013	SPDR® S&P 500® ETF Trust	226,204,784	400.13	10/18/24	102,010
	(Cost $7,193,081)
	Total Purchased Options				224,033,751
	(Cost $174,914,795)
WRITTEN OPTIONS — (16.9)%
	Call Options Written — (16.9)%
(4,013)	SPDR® S&P 500® ETF Trust	(226,204,784)	485.97	10/18/24	(32,381,499)
	(Premiums received $3,817,664)
	Put Options Written — (0.0)%
(4,013)	SPDR® S&P 500® ETF Trust	(226,204,784)	294.83	10/18/24	(24,881)
	(Premiums received $1,293,530)
	Total Written Options				(32,406,380)
	(Premiums received $5,111,194)
	Net Other Assets and Liabilities — (0.1)%				(133,734)
	Net Assets — 100.0%				$192,207,705

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	116.6
Written Options	(16.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$714,068	$714,068	$—	$—
Purchased Options	224,033,751	—	224,033,751	—
Total	$224,747,819	$714,068	$224,033,751	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(32,406,380)	$—	$(32,406,380)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - November (FNOV)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
3,029,993	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$3,029,993
	(Cost $3,029,993)
	Total Investments — 0.5%	3,029,993
	(Cost $3,029,993)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 108.2%
	Call Options Purchased — 108.0%
13,571	SPDR® S&P 500® ETF Trust	$764,970,128	$4.51	11/15/24	757,223,258
	(Cost $615,841,961)
	Put Options Purchased — 0.2%
13,571	SPDR® S&P 500® ETF Trust	764,970,128	450.79	11/15/24	1,499,460
	(Cost $30,985,992)
	Total Purchased Options				758,722,718
	(Cost $646,827,953)
WRITTEN OPTIONS — (8.6)%
	Call Options Written — (8.5)%
(13,571)	SPDR® S&P 500® ETF Trust	(764,970,128)	529.45	11/15/24	(59,309,748)
	(Premiums received $10,309,087)
	Put Options Written — (0.1)%
(13,571)	SPDR® S&P 500® ETF Trust	(764,970,128)	405.71	11/15/24	(806,525)
	(Premiums received $17,064,493)
	Total Written Options				(60,116,273)
	(Premiums received $27,373,580)
	Net Other Assets and Liabilities — (0.1)%				(478,004)
	Net Assets — 100.0%				$701,158,434

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	108.2
Written Options	(8.6)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - November (FNOV)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,029,993	$3,029,993	$—	$—
Purchased Options	758,722,718	—	758,722,718	—
Total	$761,752,711	$3,029,993	$758,722,718	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(60,116,273)	$—	$(60,116,273)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
1,087,484	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,087,484
	(Cost $1,087,484)
	Total Investments — 0.4%	1,087,484
	(Cost $1,087,484)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 110.2%
	Call Options Purchased — 110.0%
4,851	SPDR® S&P 500® ETF Trust	$273,441,168	$4.50	11/15/24	270,676,825
	(Cost $214,932,172)
	Put Options Purchased — 0.2%
4,851	SPDR® S&P 500® ETF Trust	273,441,168	428.25	11/15/24	389,099
	(Cost $9,257,059)
	Total Purchased Options				271,065,924
	(Cost $224,189,231)
WRITTEN OPTIONS — (10.5)%
	Call Options Written — (10.5)%
(4,851)	SPDR® S&P 500® ETF Trust	(273,441,168)	518.68	11/15/24	(25,862,282)
	(Premiums received $4,396,098)
	Put Options Written — (0.0)%
(4,851)	SPDR® S&P 500® ETF Trust	(273,441,168)	315.55	11/15/24	(92,508)
	(Premiums received $1,657,951)
	Total Written Options				(25,954,790)
	(Premiums received $6,054,049)
	Net Other Assets and Liabilities — (0.1)%				(167,392)
	Net Assets — 100.0%				$246,031,226

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	110.2
Written Options	(10.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,087,484	$1,087,484	$—	$—
Purchased Options	271,065,924	—	271,065,924	—
Total	$272,153,408	$1,087,484	$271,065,924	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(25,954,790)	$—	$(25,954,790)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - December (FDEC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
3,692,760	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$3,692,760
	(Cost $3,692,760)
	Total Investments — 0.5%	3,692,760
	(Cost $3,692,760)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 105.8%
	Call Options Purchased — 105.3%
13,704	SPDR® S&P 500® ETF Trust	$772,467,072	$4.69	12/20/24	761,983,512
	(Cost $643,441,720)
	Put Options Purchased — 0.5%
13,704	SPDR® S&P 500® ETF Trust	772,467,072	469.33	12/20/24	3,343,776
	(Cost $28,917,157)
	Total Purchased Options				765,327,288
	(Cost $672,358,877)
WRITTEN OPTIONS — (6.2)%
	Call Options Written — (6.0)%
(13,704)	SPDR® S&P 500® ETF Trust	(772,467,072)	547.47	12/20/24	(43,112,784)
	(Premiums received $7,134,320)
	Put Options Written — (0.2)%
(13,704)	SPDR® S&P 500® ETF Trust	(772,467,072)	422.40	12/20/24	(1,726,704)
	(Premiums received $13,564,121)
	Total Written Options				(44,839,488)
	(Premiums received $20,698,441)
	Net Other Assets and Liabilities — (0.1)%				(521,506)
	Net Assets — 100.0%				$723,659,054

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	105.8
Written Options	(6.2)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - December (FDEC)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,692,760	$3,692,760	$—	$—
Purchased Options	765,327,288	—	765,327,288	—
Total	$769,020,048	$3,692,760	$765,327,288	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(44,839,488)	$—	$(44,839,488)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,664,986	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,664,986
	(Cost $1,664,986)
	Total Investments — 0.5%	1,664,986
	(Cost $1,664,986)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.5%
	Call Options Purchased — 107.1%
6,213	SPDR® S&P 500® ETF Trust	$350,214,384	$4.68	12/20/24	345,476,040
	(Cost $287,361,765)
	Put Options Purchased — 0.4%
6,213	SPDR® S&P 500® ETF Trust	350,214,384	445.86	12/20/24	1,124,056
	(Cost $9,835,042)
	Total Purchased Options				346,600,096
	(Cost $297,196,807)
WRITTEN OPTIONS — (7.9)%
	Call Options Written — (7.8)%
(6,213)	SPDR® S&P 500® ETF Trust	(350,214,384)	536.68	12/20/24	(25,134,754)
	(Premiums received $4,456,196)
	Put Options Written — (0.1)%
(6,213)	SPDR® S&P 500® ETF Trust	(350,214,384)	328.53	12/20/24	(292,197)
	(Premiums received $1,843,551)
	Total Written Options				(25,426,951)
	(Premiums received $6,299,747)
	Net Other Assets and Liabilities — (0.1)%				(220,779)
	Net Assets — 100.0%				$322,617,352

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	107.5
Written Options	(7.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,664,986	$1,664,986	$—	$—
Purchased Options	346,600,096	—	346,600,096	—
Total	$348,265,082	$1,664,986	$346,600,096	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(25,426,951)	$—	$(25,426,951)	$—
See Notes to Financial Statements

FT Vest Buffered Allocation Defensive ETF (BUFT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.7%
	Capital Markets (a) — 99.7%
459,883	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (b)	$17,537,638
417,514	FT Vest U.S. Equity Moderate Buffer ETF - September (b)	14,287,329
339,972	FT Vest U.S. Equity Buffer ETF - October (b)	14,312,821
419,944	FT Vest U.S. Equity Deep Buffer ETF - October (b)	16,310,709
580,107	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (b)	19,564,109
475,755	FT Vest U.S. Equity Moderate Buffer ETF - October (b)	16,420,684
443,400	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (b)	14,838,425
	Total Exchange-Traded Funds	113,271,715
	(Cost $109,944,542)
MONEY MARKET FUNDS — 0.3%
295,801	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (c)	295,801
	(Cost $295,801)

	Total Investments — 100.0%	113,567,516
	(Cost $110,240,343)
	Net Other Assets and Liabilities — (0.0)%	(17,613)
	Net Assets — 100.0%	$113,549,903

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	99.7%
Money Market Funds	0.3
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 113,271,715	$ 113,271,715	$ —	$ —
Money Market Funds	295,801	295,801	—	—
Total Investments	$113,567,516	$113,567,516	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Buffered Allocation Growth ETF (BUFG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.7%
	Capital Markets (a) — 99.7%
700,275	FT Vest U.S. Equity Buffer ETF - February (b)	$33,676,225
853,305	FT Vest U.S. Equity Buffer ETF - March (b)	35,634,017
811,028	FT Vest U.S. Equity Buffer ETF - April (b)	32,465,450
791,355	FT Vest U.S. Equity Buffer ETF - May (b)	36,315,281
780,436	FT Vest U.S. Equity Deep Buffer ETF - May (b)	30,796,863
754,319	FT Vest U.S. Equity Buffer ETF - June (b)	37,534,913
881,204	FT Vest U.S. Equity Moderate Buffer ETF - June (b)	30,842,140
	Total Exchange-Traded Funds	237,264,889
	(Cost $227,665,356)
MONEY MARKET FUNDS — 0.3%
751,792	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (c)	751,792
	(Cost $751,792)

	Total Investments — 100.0%	238,016,681
	(Cost $228,417,148)
	Net Other Assets and Liabilities — (0.0)%	(35,975)
	Net Assets — 100.0%	$237,980,706

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	99.7%
Money Market Funds	0.3
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 237,264,889	$ 237,264,889	$ —	$ —
Money Market Funds	751,792	751,792	—	—
Total Investments	$238,016,681	$238,016,681	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2024

	FT Vest U.S. Equity Buffer ETF - January (FJAN)	FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)	FT Vest U.S. Equity Buffer ETF - February (FFEB)	FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
ASSETS:
Investments, at value - Unaffiliated	$4,404,495	$1,437,579	$6,244,919	$1,708,953
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	4,404,495	1,437,579	6,244,919	1,708,953
Options contracts purchased, at value	778,541,674	260,040,752	952,609,184	271,613,301
Cash	—	—	—	—
Due from broker	—	1,382	2,260	7,461
Receivables:
Capital shares sold	2,219,417	—	—	—
Investment securities sold	120,953	—	—	—
Dividends	19,661	6,746	27,508	8,031
Total Assets	785,306,200	261,486,459	958,883,871	273,337,746

LIABILITIES:
Options contracts written, at value	40,093,881	15,976,828	31,983,636	10,518,843
Due to broker	52	—	—	—
Payables:
Investment securities purchased	2,351,374	—	—	—
Investment advisory fees	521,024	178,252	644,083	191,872
Capital shares redeemed	—	—	—	—
Total Liabilities	42,966,331	16,155,080	32,627,719	10,710,715
NET ASSETS	$742,339,869	$245,331,379	$926,256,152	$262,627,031

NET ASSETS consist of:
Paid-in capital	$716,044,543	$239,223,386	$914,890,405	$261,757,523
Par value	167,250	64,750	192,750	63,500
Accumulated distributable earnings (loss)	26,128,076	6,043,243	11,172,997	806,008
NET ASSETS	$742,339,869	$245,331,379	$926,256,152	$262,627,031
NET ASSET VALUE, per share	$44.39	$37.89	$48.05	$41.36
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	16,725,002	6,475,002	19,275,002	6,350,002
Investments, at cost - Unaffiliated	$4,404,495	$1,437,579	$6,244,919	$1,708,953
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$4,404,495	$1,437,579	$6,244,919	$1,708,953
Premiums paid on options contracts purchased	$699,405,444	$229,661,903	$874,884,147	$245,371,342
Premiums received on options contracts written	$22,523,159	$4,107,353	$27,418,275	$5,181,304
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - March (FMAR)	FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)	FT Vest U.S. Equity Buffer ETF - April (FAPR)	FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)	FT Vest U.S. Equity Buffer ETF - May (FMAY)	FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)

$6,414,498	$2,223,954	$5,351,089	$1,901,354	$7,408,819	$2,797,321
—	—	—	—	—	—
6,414,498	2,223,954	5,351,089	1,901,354	7,408,819	2,797,321
878,746,479	308,342,355	715,500,000	249,651,154	840,765,991	319,732,008
—	—	—	—	—	—
—	1,666	106,959	—	—	—

2,085,600	—	3,000,701	904,187	3,439,788	—
59,009	953,405	135,731	48,430	102,229	—
28,978	10,404	24,061	8,614	32,738	12,838
887,334,564	311,531,784	724,118,541	252,513,739	851,749,565	322,542,167

24,293,828	9,288,871	31,431,120	12,702,808	24,454,556	7,375,718
43,985	—	—	62	133	157

2,138,872	28,722	3,093,920	952,920	3,521,606	—
607,729	222,362	481,399	170,214	574,117	227,207
—	923,481	—	—	—	—
27,084,414	10,463,436	35,006,439	13,826,004	28,550,412	7,603,082
$860,250,150	$301,068,348	$689,112,102	$238,687,735	$823,199,153	$314,939,085

$861,373,818	$297,279,043	$693,605,114	$247,056,017	$863,264,440	$320,617,356
206,250	81,500	172,250	66,000	179,500	79,750
(1,329,918)	3,707,805	(4,665,262)	(8,434,282)	(40,244,787)	(5,758,021)
$860,250,150	$301,068,348	$689,112,102	$238,687,735	$823,199,153	$314,939,085
$41.71	$36.94	$40.01	$36.16	$45.86	$39.49
20,625,002	8,150,002	17,225,002	6,600,002	17,950,002	7,975,002
$6,414,498	$2,223,954	$5,351,089	$1,901,354	$7,408,819	$2,797,321
$—	$—	$—	$—	$—	$—
$6,414,498	$2,223,954	$5,351,089	$1,901,354	$7,408,819	$2,797,321
$824,377,322	$286,403,506	$657,726,307	$225,238,740	$806,383,983	$304,428,146
$28,590,177	$5,762,174	$25,752,707	$6,061,030	$27,846,934	$5,815,333
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2024

	FT Vest U.S. Equity Buffer ETF - June (FJUN)	FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)	FT Vest U.S. Equity Buffer ETF - July (FJUL)	FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
ASSETS:
Investments, at value - Unaffiliated	$8,014,205	$2,414,758	$8,649,733	$3,659,840
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	8,014,205	2,414,758	8,649,733	3,659,840
Options contracts purchased, at value	832,045,435	251,513,104	846,372,354	358,370,071
Cash	—	—	—	—
Due from broker	948	1,395	381	116
Receivables:
Capital shares sold	3,729,477	—	3,551,827	1,019,785
Investment securities sold	103,413	—	110,052	22,695
Dividends	36,265	10,860	37,506	16,009
Total Assets	843,929,743	253,940,117	858,721,853	363,088,516

LIABILITIES:
Options contracts written, at value	22,879,610	5,055,323	25,840,500	7,979,632
Due to broker	—	—	—	—
Payables:
Investment securities purchased	3,768,474	—	3,611,292	1,021,862
Investment advisory fees	580,967	176,051	566,367	245,160
Capital shares redeemed	—	—	—	—
Total Liabilities	27,229,051	5,231,374	30,018,159	9,246,654
NET ASSETS	$816,700,692	$248,708,743	$828,703,694	$353,841,862

NET ASSETS consist of:
Paid-in capital	$865,866,980	$265,400,887	$899,507,603	$385,803,336
Par value	164,250	59,250	175,000	86,750
Accumulated distributable earnings (loss)	(49,330,538)	(16,751,394)	(70,978,909)	(32,048,224)
NET ASSETS	$816,700,692	$248,708,743	$828,703,694	$353,841,862
NET ASSET VALUE, per share	$49.72	$41.98	$47.35	$40.79
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	16,425,002	5,925,002	17,500,002	8,675,002
Investments, at cost - Unaffiliated	$8,014,205	$2,414,758	$8,649,733	$3,659,840
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$8,014,205	$2,414,758	$8,649,733	$3,659,840
Premiums paid on options contracts purchased	$815,406,528	$244,381,227	$832,156,403	$350,860,782
Premiums received on options contracts written	$28,454,987	$4,708,694	$30,113,489	$8,558,839
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - August (FAUG)	FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)	FT Vest U.S. Equity Buffer ETF - September (FSEP)	FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)	FT Vest U.S. Equity Buffer ETF - October (FOCT)	FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)

$8,180,291	$3,071,105	$1,878,241	$566,221	$2,168,627	$714,068
—	—	—	—	—	—
8,180,291	3,071,105	1,878,241	566,221	2,168,627	714,068
755,716,067	278,610,924	643,243,428	197,832,613	682,133,874	224,033,751
5,598,184	4,798,965	—	—	—	—
8,147	—	1,459	4,475	—	275

—	2,894,387	2,224,107	—	—	—
—	2,016,225	84,541	—	—	—
19,063	7,225	8,496	2,585	9,750	3,209
769,521,752	291,398,831	647,440,272	198,405,894	684,312,251	224,751,303

27,014,867	7,488,121	46,462,428	18,754,514	81,500,829	32,406,380
—	212	—	—	721	—

—	3,014,343	1,171,424	—	—	—
486,762	184,632	417,934	128,200	426,738	137,218
5,598,184	6,728,341	1,111,987	—	—	—
33,099,813	17,415,649	49,163,773	18,882,714	81,928,288	32,543,598
$736,421,939	$273,983,182	$598,276,499	$179,523,180	$602,383,963	$192,207,705

$809,377,486	$298,867,903	$556,301,387	$169,690,660	$576,398,077	$192,158,414
163,250	71,000	134,500	45,250	143,250	49,500
(73,118,797)	(24,955,721)	41,840,612	9,787,270	25,842,636	(209)
$736,421,939	$273,983,182	$598,276,499	$179,523,180	$602,383,963	$192,207,705
$45.11	$38.59	$44.48	$39.67	$42.05	$38.83
16,325,002	7,100,002	13,450,002	4,525,002	14,325,002	4,950,002
$8,180,291	$3,071,105	$1,878,241	$566,221	$2,168,627	$714,068
$—	$—	$—	$—	$—	$—
$8,180,291	$3,071,105	$1,878,241	$566,221	$2,168,627	$714,068
$746,812,065	$273,736,350	$543,992,465	$161,236,709	$563,118,472	$174,914,795
$26,869,777	$5,372,137	$21,361,979	$3,140,908	$25,773,122	$5,111,194
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2024

	FT Vest U.S. Equity Buffer ETF - November (FNOV)	FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)	FT Vest U.S. Equity Buffer ETF - December (FDEC)	FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
ASSETS:
Investments, at value - Unaffiliated	$3,029,993	$1,087,484	$3,692,760	$1,664,986
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	3,029,993	1,087,484	3,692,760	1,664,986
Options contracts purchased, at value	758,722,718	271,065,924	765,327,288	346,600,096
Cash	—	—	—	—
Due from broker	181	3,183	3,460	1,110
Receivables:
Capital shares sold	—	—	1,086,659	—
Investment securities sold	—	—	68,645	—
Dividends	13,434	4,912	17,091	7,499
Total Assets	761,766,326	272,161,503	770,195,903	348,273,691

LIABILITIES:
Options contracts written, at value	60,116,273	25,954,790	44,839,488	25,426,951
Due to broker	—	—	—	—
Payables:
Investment securities purchased	—	—	1,172,852	—
Investment advisory fees	491,619	175,487	524,509	229,388
Capital shares redeemed	—	—	—	—
Total Liabilities	60,607,892	26,130,277	46,536,849	25,656,339
NET ASSETS	$701,158,434	$246,031,226	$723,659,054	$322,617,352

NET ASSETS consist of:
Paid-in capital	$691,176,616	$246,762,028	$677,093,272	$316,928,587
Par value	149,750	58,500	166,500	82,250
Accumulated distributable earnings (loss)	9,832,068	(789,302)	46,399,282	5,606,515
NET ASSETS	$701,158,434	$246,031,226	$723,659,054	$322,617,352
NET ASSET VALUE, per share	$46.82	$42.06	$43.46	$39.22
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	14,975,002	5,850,002	16,650,002	8,225,002
Investments, at cost - Unaffiliated	$3,029,993	$1,087,484	$3,692,760	$1,664,986
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$3,029,993	$1,087,484	$3,692,760	$1,664,986
Premiums paid on options contracts purchased	$646,827,953	$224,189,231	$672,358,877	$297,196,807
Premiums received on options contracts written	$27,373,580	$6,054,049	$20,698,441	$6,299,747
See Notes to Financial Statements

FT Vest Buffered Allocation Defensive ETF (BUFT)	FT Vest Buffered Allocation Growth ETF (BUFG)

$295,801	$751,792
113,271,715	237,264,889
113,567,516	238,016,681
—	—
—	—
—	—

—	—
—	—
1,285	3,281
113,568,801	238,019,962

—	—
—	—

—	—
18,898	39,256
—	—
18,898	39,256
$113,549,903	$237,980,706

$115,126,387	$240,097,884
51,500	100,000
(1,627,984)	(2,217,178)
$113,549,903	$237,980,706
$22.05	$23.80
5,150,002	10,000,002
$295,801	$751,792
$109,944,542	$227,665,356
$110,240,343	$228,417,148
$—	$—
$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2024

	FT Vest U.S. Equity Buffer ETF - January (FJAN)	FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)	FT Vest U.S. Equity Buffer ETF - February (FFEB)	FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
INVESTMENT INCOME:
Dividends - Unaffiliated	$228,901	$89,827	$258,756	$93,884
Total investment income	228,901	89,827	258,756	93,884

EXPENSES:
Investment advisory fees	5,001,784	1,991,100	5,697,944	2,080,212
Total expenses	5,001,784	1,991,100	5,697,944	2,080,212
NET INVESTMENT INCOME (LOSS)	(4,772,883)	(1,901,273)	(5,439,188)	(1,986,328)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(8,888,713)	6,971,949	(16,715,480)	29,888,924
Written options contracts	(6,447,630)	(6,370,110)	(11,275,566)	(8,052,382)
In-kind redemptions - Purchased options contracts	71,344,578	28,129,872	106,797,627	10,304,594
In-kind redemptions - Written options contracts	13,260,428	(1,276,714)	9,377,675	(883,264)
Net realized gain (loss)	69,268,663	27,454,997	88,184,256	31,257,872
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	57,218,437	15,515,864	58,010,239	11,856,697
Written options contracts	(24,308,054)	(10,455,125)	(13,714,039)	(5,466,447)
Net change in unrealized appreciation (depreciation)	32,910,383	5,060,739	44,296,200	6,390,250
NET REALIZED AND UNREALIZED GAIN (LOSS)	102,179,046	32,515,736	132,480,456	37,648,122
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,406,163	$30,614,463	$127,041,268	$35,661,794
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - March (FMAR)	FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)	FT Vest U.S. Equity Buffer ETF - April (FAPR)	FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)	FT Vest U.S. Equity Buffer ETF - May (FMAY)	FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)

$168,666	$101,549	$187,894	$83,005	$235,087	$85,418
168,666	101,549	187,894	83,005	235,087	85,418

4,672,327	2,177,754	4,290,770	1,851,204	5,195,218	1,761,852
4,672,327	2,177,754	4,290,770	1,851,204	5,195,218	1,761,852
(4,503,661)	(2,076,205)	(4,102,876)	(1,768,199)	(4,960,131)	(1,676,434)

—	—	—	—	—	—
—	—	—	—	—	—
(5,378,357)	25,417,458	(19,728,181)	13,010,059	5,418,367	11,051,841
(31,143,842)	(18,416,042)	(579,630)	(4,551,841)	(34,988,040)	(13,794,751)
86,140,169	25,751,147	76,571,663	20,727,691	104,931,322	26,476,024
7,208,012	(2,913,641)	13,314,923	(1,637,112)	11,462,842	(1,769,226)
56,825,982	29,838,922	69,578,775	27,548,797	86,824,491	21,963,888

—	—	—	—	—	—
29,580,622	2,497,140	41,246,235	10,295,742	20,365,870	7,606,695
2,947,957	2,140,561	(12,595,509)	(4,991,103)	(3,405,568)	(348,914)
32,528,579	4,637,701	28,650,726	5,304,639	16,960,302	7,257,781
89,354,561	34,476,623	98,229,501	32,853,436	103,784,793	29,221,669
$84,850,900	$32,400,418	$94,126,625	$31,085,237	$98,824,662	$27,545,235
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2024

	FT Vest U.S. Equity Buffer ETF - June (FJUN)	FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)	FT Vest U.S. Equity Buffer ETF - July (FJUL)	FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
INVESTMENT INCOME:
Dividends - Unaffiliated	$249,611	$73,763	$244,821	$150,322
Total investment income	249,611	73,763	244,821	150,322

EXPENSES:
Investment advisory fees	5,470,813	1,642,585	5,395,755	3,090,265
Total expenses	5,470,813	1,642,585	5,395,755	3,090,265
NET INVESTMENT INCOME (LOSS)	(5,221,202)	(1,568,822)	(5,150,934)	(2,939,943)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(10,316,076)	137,879	(40,914,496)	(13,263,351)
Written options contracts	(24,298,258)	(11,809,401)	(17,582,753)	(14,323,264)
In-kind redemptions - Purchased options contracts	129,405,413	35,490,693	150,633,493	89,967,423
In-kind redemptions - Written options contracts	11,991,255	3,023,158	9,659,248	(1,538,981)
Net realized gain (loss)	106,782,334	26,842,329	101,795,492	60,841,827
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	11,416,369	7,271,955	17,141,902	9,460,592
Written options contracts	(1,583,165)	(3,142,121)	1,729,912	(830,532)
Net change in unrealized appreciation (depreciation)	9,833,204	4,129,834	18,871,814	8,630,060
NET REALIZED AND UNREALIZED GAIN (LOSS)	116,615,538	30,972,163	120,667,306	69,471,887
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$111,394,336	$29,403,341	$115,516,372	$66,531,944
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - August (FAUG)	FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)	FT Vest U.S. Equity Buffer ETF - September (FSEP)	FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)	FT Vest U.S. Equity Buffer ETF - October (FOCT)	FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)

$223,139	$124,798	$172,387	$69,955	$171,324	$65,783
223,139	124,798	172,387	69,955	171,324	65,783

5,109,995	2,659,618	4,059,771	1,549,018	4,100,312	1,540,175
5,109,995	2,659,618	4,059,771	1,549,018	4,100,312	1,540,175
(4,886,856)	(2,534,820)	(3,887,384)	(1,479,063)	(3,928,988)	(1,474,392)

—	—	—	—	—	—
—	—	—	—	—	—
39,783,420	50,851,476	(17,944,787)	(9,247,246)	(26,373,847)	(10,904,043)
(35,254,461)	(21,134,531)	89,045	(52,425)	1,209,629	1,276,015
94,976,090	20,972,880	39,907,561	26,431,291	45,990,391	18,352,326
4,047,849	(4,705,071)	11,728,572	3,652,996	15,013,866	4,404,047
103,552,898	45,984,754	33,780,391	20,784,616	35,840,039	13,128,345

—	—	—	—	—	—
(3,121,862)	(6,029,502)	77,740,942	26,031,618	94,180,164	35,649,347
29,152	1,222,605	(35,265,393)	(18,609,614)	(69,437,157)	(29,414,882)
(3,092,710)	(4,806,897)	42,475,549	7,422,004	24,743,007	6,234,465
100,460,188	41,177,857	76,255,940	28,206,620	60,583,046	19,362,810
$95,573,332	$38,643,037	$72,368,556	$26,727,557	$56,654,058	$17,888,418
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2024

	FT Vest U.S. Equity Buffer ETF - November (FNOV)	FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)	FT Vest U.S. Equity Buffer ETF - December (FDEC)	FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
INVESTMENT INCOME:
Dividends - Unaffiliated	$210,778	$94,529	$245,870	$119,048
Total investment income	210,778	94,529	245,870	119,048

EXPENSES:
Investment advisory fees	4,876,908	2,196,223	5,371,114	2,656,770
Total expenses	4,876,908	2,196,223	5,371,114	2,656,770
NET INVESTMENT INCOME (LOSS)	(4,666,130)	(2,101,694)	(5,125,244)	(2,537,722)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(20,757,226)	7,446,286	(3,557,562)	3,707,294
Written options contracts	575,671	4,132,193	(1,047,783)	(6,323,940)
In-kind redemptions - Purchased options contracts	50,008,762	24,351,201	74,213,387	40,893,325
In-kind redemptions - Written options contracts	17,975,054	2,475,592	11,675,782	3,160,061
Net realized gain (loss)	47,802,261	38,405,272	81,283,824	41,436,740
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	89,986,027	26,910,794	68,251,388	22,184,315
Written options contracts	(49,687,883)	(25,727,378)	(31,651,190)	(19,401,650)
Net change in unrealized appreciation (depreciation)	40,298,144	1,183,416	36,600,198	2,782,665
NET REALIZED AND UNREALIZED GAIN (LOSS)	88,100,405	39,588,688	117,884,022	44,219,405
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$83,434,275	$37,486,994	$112,758,778	$41,681,683
See Notes to Financial Statements

FT Vest Buffered Allocation Defensive ETF (BUFT)	FT Vest Buffered Allocation Growth ETF (BUFG)

$4,441	$12,020
4,441	12,020

211,158	394,572
211,158	394,572
(206,717)	(382,552)

1,276,809	(213,017)
9,833,016	25,848,983
—	—
—	—
—	—
—	—
11,109,825	25,635,966

(762,808)	5,624,036
—	—
—	—
(762,808)	5,624,036
10,347,017	31,260,002
$10,140,300	$30,877,450
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest U.S. Equity Buffer ETF - January (FJAN)		FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(4,772,883)	$(1,992,302)	$(1,901,273)	$(1,472,394)
Net realized gain (loss)	69,268,663	272,339	27,454,997	(2,932,419)
Net change in unrealized appreciation (depreciation)	32,910,383	39,662,230	5,060,739	19,857,278
Net increase (decrease) in net assets resulting from operations	97,406,163	37,942,267	30,614,463	15,452,465

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	837,464,874	406,801,786	289,436,572	258,344,193
Cost of shares redeemed	(529,650,479)	(296,858,003)	(259,748,046)	(221,699,055)
Net increase (decrease) in net assets resulting from shareholder transactions	307,814,395	109,943,783	29,688,526	36,645,138
Total increase (decrease) in net assets	405,220,558	147,886,050	60,302,989	52,097,603

NET ASSETS:
Beginning of period	337,119,311	189,233,261	185,028,390	132,930,787
End of period	$742,339,869	$337,119,311	$245,331,379	$185,028,390

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,950,002	5,850,002	5,575,002	4,325,002
Shares sold	20,800,000	11,950,000	8,325,000	8,425,000
Shares redeemed	(13,025,000)	(8,850,000)	(7,425,000)	(7,175,000)
Shares outstanding, end of period	16,725,002	8,950,002	6,475,002	5,575,002
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - February (FFEB)		FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)		FT Vest U.S. Equity Buffer ETF - March (FMAR)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(5,439,188)	$(2,659,240)	$(1,986,328)	$(2,231,079)	$(4,503,661)	$(1,870,741)
88,184,256	4,021,661	31,257,872	(11,489,878)	56,825,982	1,945,093
44,296,200	44,100,136	6,390,250	26,799,203	32,528,579	37,525,066
127,041,268	45,462,557	35,661,794	13,078,246	84,850,900	37,599,418

1,171,895,108	243,479,786	180,329,891	130,634,777	849,278,406	404,646,429
(758,914,377)	(205,787,010)	(159,707,424)	(240,475,793)	(394,780,395)	(318,408,317)
412,980,731	37,692,776	20,622,467	(109,841,016)	454,498,011	86,238,112
540,021,999	83,155,333	56,284,261	(96,762,770)	539,348,911	123,837,530

386,234,153	303,078,820	206,342,770	303,105,540	320,901,239	197,063,709
$926,256,152	$386,234,153	$262,627,031	$206,342,770	$860,250,150	$320,901,239

9,575,002	8,550,002	5,750,002	8,925,002	8,900,002	6,300,002
26,975,000	6,550,000	4,725,000	3,925,000	21,925,000	12,450,000
(17,275,000)	(5,525,000)	(4,125,000)	(7,100,000)	(10,200,000)	(9,850,000)
19,275,002	9,575,002	6,350,002	5,750,002	20,625,002	8,900,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)		FT Vest U.S. Equity Buffer ETF - April (FAPR)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(2,076,205)	$(1,849,081)	$(4,102,876)	$(2,509,611)
Net realized gain (loss)	29,838,922	(6,721,689)	69,578,775	7,477,814
Net change in unrealized appreciation (depreciation)	4,637,701	24,278,131	28,650,726	35,605,596
Net increase (decrease) in net assets resulting from operations	32,400,418	15,707,361	94,126,625	40,573,799

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	269,876,592	225,304,811	675,941,791	472,382,047
Cost of shares redeemed	(202,367,456)	(232,646,017)	(486,649,446)	(388,773,781)
Net increase (decrease) in net assets resulting from shareholder transactions	67,509,136	(7,341,206)	189,292,345	83,608,266
Total increase (decrease) in net assets	99,909,554	8,366,155	283,418,970	124,182,065

NET ASSETS:
Beginning of period	201,158,794	192,792,639	405,693,132	281,511,067
End of period	$301,068,348	$201,158,794	$689,112,102	$405,693,132

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	6,150,002	6,350,002	12,200,002	9,575,002
Shares sold	7,825,000	7,425,000	18,625,000	15,175,000
Shares redeemed	(5,825,000)	(7,625,000)	(13,600,000)	(12,550,000)
Shares outstanding, end of period	8,150,002	6,150,002	17,225,002	12,200,002
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)		FT Vest U.S. Equity Buffer ETF - May (FMAY)		FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(1,768,199)	$(2,388,611)	$(4,960,131)	$(3,153,230)	$(1,676,434)	$(1,447,811)
27,548,797	(4,330,617)	86,824,491	26,950,416	21,963,888	10,138,028
5,304,639	19,578,401	16,960,302	18,571,692	7,257,781	7,587,488
31,085,237	12,859,173	98,824,662	42,368,878	27,545,235	16,277,705

149,309,063	396,673,654	859,203,844	625,530,976	289,551,290	170,656,279
(176,627,556)	(440,445,298)	(658,970,076)	(507,606,893)	(174,966,864)	(240,142,974)
(27,318,493)	(43,771,644)	200,233,768	117,924,083	114,584,426	(69,486,695)
3,766,744	(30,912,471)	299,058,430	160,292,961	142,129,661	(53,208,990)

234,920,991	265,833,462	524,140,723	363,847,762	172,809,424	226,018,414
$238,687,735	$234,920,991	$823,199,153	$524,140,723	$314,939,085	$172,809,424

7,550,002	8,900,002	13,300,002	10,200,002	4,975,002	7,150,002
4,500,000	13,400,000	20,100,000	16,850,000	7,775,000	5,250,000
(5,450,000)	(14,750,000)	(15,450,000)	(13,750,000)	(4,775,000)	(7,425,000)
6,600,002	7,550,002	17,950,002	13,300,002	7,975,002	4,975,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Buffer ETF - June (FJUN)		FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(5,221,202)	$(2,674,644)	$(1,568,822)	$(1,307,997)
Net realized gain (loss)	106,782,334	51,651,309	26,842,329	19,896,691
Net change in unrealized appreciation (depreciation)	9,833,204	(444,750)	4,129,834	(2,592,810)
Net increase (decrease) in net assets resulting from operations	111,394,336	48,531,915	29,403,341	15,995,884

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,105,817,467	538,441,639	274,059,273	111,081,853
Cost of shares redeemed	(934,403,755)	(351,578,773)	(230,266,345)	(131,629,473)
Net increase (decrease) in net assets resulting from shareholder transactions	171,413,712	186,862,866	43,792,928	(20,547,620)
Total increase (decrease) in net assets	282,808,048	235,394,781	73,196,269	(4,551,736)

NET ASSETS:
Beginning of period	533,892,644	298,497,863	175,512,474	180,064,210
End of period	$816,700,692	$533,892,644	$248,708,743	$175,512,474

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	12,675,002	8,200,002	4,825,002	5,550,002
Shares sold	23,575,000	13,375,000	6,875,000	3,150,000
Shares redeemed	(19,825,000)	(8,900,000)	(5,775,000)	(3,875,000)
Shares outstanding, end of period	16,425,002	12,675,002	5,925,002	4,825,002
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - July (FJUL)		FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)		FT Vest U.S. Equity Buffer ETF - August (FAUG)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(5,150,934)	$(2,088,888)	$(2,939,943)	$(1,294,026)	$(4,886,856)	$(3,003,919)
101,795,492	38,604,244	60,841,827	16,365,178	103,552,898	5,806,643
18,871,814	(3,036,837)	8,630,060	(1,028,162)	(3,092,710)	23,865,275
115,516,372	33,478,519	66,531,944	14,042,990	95,573,332	26,667,999

1,266,751,073	538,570,165	568,758,996	329,544,964	652,734,841	864,196,916
(1,056,775,664)	(289,430,146)	(568,086,601)	(214,085,902)	(573,817,980)	(651,916,272)
209,975,409	249,140,019	672,395	115,459,062	78,916,861	212,280,644
325,491,781	282,618,538	67,204,339	129,502,052	174,490,193	238,948,643

503,211,913	220,593,375	286,637,523	157,135,471	561,931,746	322,983,103
$828,703,694	$503,211,913	$353,841,862	$286,637,523	$736,421,939	$561,931,746

12,700,002	6,350,002	8,200,002	5,050,002	14,550,002	9,150,002
28,350,000	13,800,000	15,200,000	9,550,000	15,050,000	22,750,000
(23,550,000)	(7,450,000)	(14,725,000)	(6,400,000)	(13,275,000)	(17,350,000)
17,500,002	12,700,002	8,675,002	8,200,002	16,325,002	14,550,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)		FT Vest U.S. Equity Buffer ETF - September (FSEP)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(2,534,820)	$(3,258,712)	$(3,887,384)	$(2,165,154)
Net realized gain (loss)	45,984,754	31,897,478	33,780,391	4,556,289
Net change in unrealized appreciation (depreciation)	(4,806,897)	11,810,301	42,475,549	40,185,060
Net increase (decrease) in net assets resulting from operations	38,643,037	40,449,067	72,368,556	42,576,195

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	73,291,811	804,513,065	539,865,859	395,959,039
Cost of shares redeemed	(215,802,852)	(624,260,248)	(338,264,643)	(239,350,219)
Net increase (decrease) in net assets resulting from shareholder transactions	(142,511,041)	180,252,817	201,601,216	156,608,820
Total increase (decrease) in net assets	(103,868,004)	220,701,884	273,969,772	199,185,015

NET ASSETS:
Beginning of period	377,851,186	157,149,302	324,306,727	125,121,712
End of period	$273,983,182	$377,851,186	$598,276,499	$324,306,727

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	11,100,002	4,975,002	8,425,002	3,750,002
Shares sold	2,000,000	24,750,000	13,775,000	11,600,000
Shares redeemed	(6,000,000)	(18,625,000)	(8,750,000)	(6,925,000)
Shares outstanding, end of period	7,100,002	11,100,002	13,450,002	8,425,002
See Notes to Financial Statements

FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)		FT Vest U.S. Equity Buffer ETF - October (FOCT)		FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(1,479,063)	$(1,586,586)	$(3,928,988)	$(2,147,532)	$(1,474,392)	$(1,423,515)
20,784,616	10,193,950	35,840,039	(3,414,285)	13,128,345	1,554,335
7,422,004	21,152,396	24,743,007	48,545,456	6,234,465	24,938,133
26,727,557	29,759,760	56,654,058	42,983,639	17,888,418	25,068,953

230,977,945	301,664,319	615,940,100	296,029,591	181,750,993	204,061,583
(217,017,583)	(291,488,077)	(348,670,681)	(206,921,003)	(167,220,734)	(193,274,484)
13,960,362	10,176,242	267,269,419	89,108,588	14,530,259	10,787,099
40,687,919	39,936,002	323,923,477	132,092,227	32,418,677	35,856,052

138,835,261	98,899,259	278,460,486	146,368,259	159,789,028	123,932,976
$179,523,180	$138,835,261	$602,383,963	$278,460,486	$192,207,705	$159,789,028

3,975,002	3,250,002	7,275,002	4,450,002	4,500,002	4,050,002
6,675,000	9,950,000	16,325,000	8,950,000	5,175,000	6,475,000
(6,125,000)	(9,225,000)	(9,275,000)	(6,125,000)	(4,725,000)	(6,025,000)
4,525,002	3,975,002	14,325,002	7,275,002	4,950,002	4,500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Buffer ETF - November (FNOV)		FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(4,666,130)	$(2,952,732)	$(2,101,694)	$(2,488,779)
Net realized gain (loss)	47,802,261	(3,527,750)	38,405,272	(6,644,479)
Net change in unrealized appreciation (depreciation)	40,298,144	60,994,440	1,183,416	42,222,317
Net increase (decrease) in net assets resulting from operations	83,434,275	54,513,958	37,486,994	33,089,059

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	655,357,767	319,979,614	200,003,978	337,167,210
Cost of shares redeemed	(430,812,627)	(242,372,424)	(232,504,155)	(529,405,035)
Net increase (decrease) in net assets resulting from shareholder transactions	224,545,140	77,607,190	(32,500,177)	(192,237,825)
Total increase (decrease) in net assets	307,979,415	132,121,148	4,986,817	(159,148,766)

NET ASSETS:
Beginning of period	393,179,019	261,057,871	241,044,409	400,193,175
End of period	$701,158,434	$393,179,019	$246,031,226	$241,044,409

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	9,625,002	7,350,002	6,525,002	12,200,002
Shares sold	15,825,000	8,775,000	5,425,000	10,200,000
Shares redeemed	(10,475,000)	(6,500,000)	(6,100,000)	(15,875,000)
Shares outstanding, end of period	14,975,002	9,625,002	5,850,002	6,525,002
See Notes to Financial Statements

FT Vest U.S. Equity Buffer ETF - December (FDEC)		FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)		FT Vest Buffered Allocation Defensive ETF (BUFT)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(5,125,244)	$(1,933,139)	$(2,537,722)	$(2,394,409)	$(206,717)	$(246,661)
81,283,824	(9,145,882)	41,436,740	2,394,268	11,109,825	3,446,596
36,600,198	49,599,041	2,782,665	35,948,038	(762,808)	4,773,322
112,758,778	38,520,020	41,681,683	35,947,897	10,140,300	7,973,257

937,649,464	391,728,791	348,355,451	397,801,826	276,394,239	63,344,481
(623,880,679)	(323,259,505)	(346,402,834)	(406,358,710)	(268,415,080)	(130,727,007)
313,768,785	68,469,286	1,952,617	(8,556,884)	7,979,159	(67,382,526)
426,527,563	106,989,306	43,634,300	27,391,013	18,119,459	(59,409,269)

297,131,491	190,142,185	278,983,052	251,592,039	95,430,444	154,839,713
$723,659,054	$297,131,491	$322,617,352	$278,983,052	$113,549,903	$95,430,444

8,125,002	6,000,002	8,150,002	8,275,002	4,750,002	8,300,002
24,175,000	11,975,000	9,800,000	12,950,000	13,100,000	3,250,000
(15,650,000)	(9,850,000)	(9,725,000)	(13,075,000)	(12,700,000)	(6,800,000)
16,650,002	8,125,002	8,225,002	8,150,002	5,150,002	4,750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest Buffered Allocation Growth ETF (BUFG)
	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(382,552)	$(299,352)
Net realized gain (loss)	25,635,966	11,554,925
Net change in unrealized appreciation (depreciation)	5,624,036	5,644,353
Net increase (decrease) in net assets resulting from operations	30,877,450	16,899,926

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	544,098,000	288,555,492
Cost of shares redeemed	(501,142,555)	(304,725,396)
Net increase (decrease) in net assets resulting from shareholder transactions	42,955,445	(16,169,904)
Total increase (decrease) in net assets	73,832,895	730,022

NET ASSETS:
Beginning of period	164,147,811	163,417,789
End of period	$237,980,706	$164,147,811

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,050,002	9,000,002
Shares sold	24,900,000	14,900,000
Shares redeemed	(22,950,000)	(15,850,000)
Shares outstanding, end of period	10,000,002	8,050,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - January (FJAN)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$37.67	$32.35	$33.37	$30.06
Income from investment operations:
Net investment income (loss)	(0.33) (b)	(0.29) (b)	(0.19)	(0.14)
Net realized and unrealized gain (loss)	7.05	5.61	(0.83)	3.45
Total from investment operations	6.72	5.32	(1.02)	3.31
Net asset value, end of period	$44.39	$37.67	$32.35	$33.37
Total return (c)	17.84%	16.45%	(3.06)%	11.01%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$742,340	$337,119	$189,233	$126,811
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$33.19	$30.74	$31.94	$30.06
Income from investment operations:
Net investment income (loss)	(0.29) (b)	(0.26) (b)	(0.04)	(0.22)
Net realized and unrealized gain (loss)	4.99	2.71	(1.16)	2.10
Total from investment operations	4.70	2.45	(1.20)	1.88
Net asset value, end of period	$37.89	$33.19	$30.74	$31.94
Total return (c)	14.16%	7.97%	(3.76)%	6.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$245,331	$185,028	$132,931	$49,511
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - February (FFEB)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$40.34	$35.45	$37.46	$31.48	$30.68
Income from investment operations:
Net investment income (loss)	(0.36) (b)	(0.31) (b)	(0.22)	(0.30)	(0.08)
Net realized and unrealized gain (loss)	8.07	5.20	(1.79)	6.28	0.88
Total from investment operations	7.71	4.89	(2.01)	5.98	0.80
Net asset value, end of period	$48.05	$40.34	$35.45	$37.46	$31.48
Total return (c)	19.11%	13.79%	(5.37)%	19.00%	2.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$926,256	$386,234	$303,079	$258,453	$210,925
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is February 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$35.89	$33.96	$34.68	$31.24	$30.68
Income from investment operations:
Net investment income (loss)	(0.31) (b)	(0.28) (b)	(0.25)	(0.52)	(0.11)
Net realized and unrealized gain (loss)	5.78	2.21	(0.47)	3.96	0.67
Total from investment operations	5.47	1.93	(0.72)	3.44	0.56
Net asset value, end of period	$41.36	$35.89	$33.96	$34.68	$31.24
Total return (c)	15.24%	5.68%	(2.08)%	11.01%	1.83%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$262,627	$206,343	$303,106	$282,634	$534,276
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is February 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - March (FMAR)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$36.06	$31.28	$32.40	$29.60
Income from investment operations:
Net investment income (loss)	(0.32) (b)	(0.27) (b)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	5.97	5.05	(0.99)	2.90
Total from investment operations	5.65	4.78	(1.12)	2.80
Net asset value, end of period	$41.71	$36.06	$31.28	$32.40
Total return (c)	15.67%	15.28%	(3.46)%	9.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$860,250	$320,901	$197,064	$82,609
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$32.71	$30.36	$31.45	$29.60
Income from investment operations:
Net investment income (loss)	(0.28) (b)	(0.25) (b)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	4.51	2.60	(1.00)	1.95
Total from investment operations	4.23	2.35	(1.09)	1.85
Net asset value, end of period	$36.94	$32.71	$30.36	$31.45
Total return (c)	12.93%	7.74%	(3.47)%	6.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$301,068	$201,159	$192,793	$66,053
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - April (FAPR)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$33.25	$29.40	$31.71	$30.04
Income from investment operations:
Net investment income (loss)	(0.29) (b)	(0.25) (b)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	7.05	4.10	(2.19)	1.75
Total from investment operations	6.76	3.85	(2.31)	1.67
Net asset value, end of period	$40.01	$33.25	$29.40	$31.71
Total return (c)	20.33%	13.10%	(7.28)%	5.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$689,112	$405,693	$281,511	$134,751
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$31.12	$29.87	$31.08	$30.04
Income from investment operations:
Net investment income (loss)	(0.27) (b)	(0.24) (b)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	5.31	1.49	(1.14)	1.14
Total from investment operations	5.04	1.25	(1.21)	1.04
Net asset value, end of period	$36.16	$31.12	$29.87	$31.08
Total return (c)	16.20%	4.18%	(3.89)%	3.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$238,688	$234,921	$265,833	$93,226
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - May (FMAY)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$39.41	$35.67	$37.29	$33.47	$30.34
Income from investment operations:
Net investment income (loss)	(0.34) (b)	(0.30) (b)	(0.05)	(0.16)	(0.07)
Net realized and unrealized gain (loss)	6.79	4.04	(1.57)	3.98	3.20
Total from investment operations	6.45	3.74	(1.62)	3.82	3.13
Net asset value, end of period	$45.86	$39.41	$35.67	$37.29	$33.47
Total return (c)	16.37%	10.49%	(4.34)%	11.41%	10.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$823,199	$524,141	$363,848	$111,876	$38,487
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is May 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$34.74	$31.61	$34.25	$32.16	$30.35
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.27) (b)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	5.05	3.40	(2.59)	2.17	1.88
Total from investment operations	4.75	3.13	(2.64)	2.09	1.81
Net asset value, end of period	$39.49	$34.74	$31.61	$34.25	$32.16
Total return (c)	13.67%	9.90%	(7.71)%	6.50%	5.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$314,939	$172,809	$226,018	$63,371	$11,255
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is May 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - June (FJUN)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$42.12	$36.40	$37.07	$32.56	$30.25
Income from investment operations:
Net investment income (loss)	(0.37) (b)	(0.31) (b)	(0.08)	(0.15)	(0.05)
Net realized and unrealized gain (loss)	7.97	6.03	(0.59) (c)	4.66	2.36
Total from investment operations	7.60	5.72	(0.67)	4.51	2.31
Net asset value, end of period	$49.72	$42.12	$36.40	$37.07	$32.56
Total return (d)	18.04%	15.71%	(1.81)%	13.85%	7.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$816,701	$533,893	$298,498	$113,075	$48,845
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%	0%

(a)	Inception date is June 19, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$36.38	$32.44	$34.04	$31.62	$30.25
Income from investment operations:
Net investment income (loss)	(0.32) (b)	(0.28) (b)	(0.07)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	5.92	4.22	(1.53)	2.55	1.41
Total from investment operations	5.60	3.94	(1.60)	2.42	1.37
Net asset value, end of period	$41.98	$36.38	$32.44	$34.04	$31.62
Total return (c)	15.39%	12.15%	(4.70)%	7.65%	4.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$248,709	$175,512	$180,064	$45,951	$20,551
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is June 19, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - July (FJUL)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$39.62	$34.74	$35.63	$31.61	$30.24
Income from investment operations:
Net investment income (loss)	(0.35) (b)	(0.30) (b)	(0.17)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	8.08	5.18	(0.72)	4.11	1.39
Total from investment operations	7.73	4.88	(0.89)	4.02	1.37
Net asset value, end of period	$47.35	$39.62	$34.74	$35.63	$31.61
Total return (c)	19.51%	14.05%	(2.50)%	12.72%	4.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$828,704	$503,212	$220,593	$124,722	$33,194
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$34.96	$31.12	$33.17	$30.96	$30.24
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.26) (b)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	6.13	4.10	(1.97)	2.30	0.74
Total from investment operations	5.83	3.84	(2.05)	2.21	0.72
Net asset value, end of period	$40.79	$34.96	$31.12	$33.17	$30.96
Total return (c)	16.68%	12.34%	(6.18)%	7.14%	2.38%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$353,842	$286,638	$157,135	$54,735	$12,384
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - August (FAUG)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$38.62	$35.30	$37.50	$32.95	$30.10
Income from investment operations:
Net investment income (loss)	(0.34) (b)	(0.30) (b)	(0.12)	(0.13)	(0.08)
Net realized and unrealized gain (loss)	6.83	3.62	(2.08)	4.68	2.93
Total from investment operations	6.49	3.32	(2.20)	4.55	2.85
Net asset value, end of period	$45.11	$38.62	$35.30	$37.50	$32.95
Total return (c)	16.80%	9.41%	(5.87)%	13.81%	9.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$736,422	$561,932	$322,983	$155,642	$36,246
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is November 6, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$34.04	$31.59	$34.76	$32.15	$30.10
Income from investment operations:
Net investment income (loss)	(0.29) (b)	(0.26) (b)	(0.14)	(0.49)	(0.19)
Net realized and unrealized gain (loss)	4.84	2.71	(3.03)	3.10	2.24
Total from investment operations	4.55	2.45	(3.17)	2.61	2.05
Net asset value, end of period	$38.59	$34.04	$31.59	$34.76	$32.15
Total return (c)	13.37%	7.76%	(9.12)%	8.12%	6.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$273,983	$377,851	$157,149	$90,370	$133,431
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is November 6, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - September (FSEP)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$38.49	$33.37	$34.45	$29.76
Income from investment operations:
Net investment income (loss)	(0.34) (b)	(0.29) (b)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	6.33	5.41	(0.91)	4.85
Total from investment operations	5.99	5.12	(1.08)	4.69
Net asset value, end of period	$44.48	$38.49	$33.37	$34.45
Total return (c)	15.56%	15.34%	(3.13)%	15.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$598,276	$324,307	$125,122	$41,344
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$34.93	$30.43	$32.30	$29.76
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.26) (b)	(0.27) (b)	(0.25)
Net realized and unrealized gain (loss)	5.04	4.76	(1.60)	2.79
Total from investment operations	4.74	4.50	(1.87)	2.54
Net asset value, end of period	$39.67	$34.93	$30.43	$32.30
Total return (c)	13.57%	14.79%	(5.79)%	8.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$179,523	$138,835	$98,899	$25,841
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.81)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - October (FOCT)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$38.28	$32.89	$34.40	$29.87
Income from investment operations:
Net investment income (loss)	(0.32) (b)	(0.28) (b)	(0.17)	(0.21)
Net realized and unrealized gain (loss)	4.09	5.67	(1.34)	4.74
Total from investment operations	3.77	5.39	(1.51)	4.53
Net asset value, end of period	$42.05	$38.28	$32.89	$34.40
Total return (c)	9.85%	16.39%	(4.39)%	15.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$602,384	$278,460	$146,368	$70,529
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$35.51	$30.60	$32.41	$29.87
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.27) (b)	(0.08)	(0.21)
Net realized and unrealized gain (loss)	3.62	5.18	(1.73)	2.75
Total from investment operations	3.32	4.91	(1.81)	2.54
Net asset value, end of period	$38.83	$35.51	$30.60	$32.41
Total return (c)	9.35%	16.05%	(5.58)%	8.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$192,208	$159,789	$123,933	$40,511
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - November (FNOV)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$40.85	$35.52	$38.30	$32.89	$30.56
Income from investment operations:
Net investment income (loss)	(0.35) (b)	(0.31) (b)	(0.05)	(0.40)	(0.10)
Net realized and unrealized gain (loss)	6.32	5.64	(2.73)	5.81	2.43
Total from investment operations	5.97	5.33	(2.78)	5.41	2.33
Net asset value, end of period	$46.82	$40.85	$35.52	$38.30	$32.89
Total return (c)	14.61%	15.01%	(7.26)%	16.45%	7.62%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$701,158	$393,179	$261,058	$143,616	$138,133
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.85)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is November 15, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$36.94	$32.80	$34.99	$32.09	$30.55
Income from investment operations:
Net investment income (loss)	(0.32) (b)	(0.28) (b)	(0.28) (b)	(0.43)	(0.10)
Net realized and unrealized gain (loss)	5.44	4.42	(1.91)	3.33	1.64
Total from investment operations	5.12	4.14	(2.19)	2.90	1.54
Net asset value, end of period	$42.06	$36.94	$32.80	$34.99	$32.09
Total return (c)	13.86%	12.62%	(6.26)%	9.04%	5.04%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$246,031	$241,044	$400,193	$90,968	$146,012
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%	0%

(a)	Inception date is November 15, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Buffer ETF - December (FDEC)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$36.57	$31.69	$33.78	$30.27
Income from investment operations:
Net investment income (loss)	(0.33) (b)	(0.27) (b)	(0.28) (b)	(0.17)
Net realized and unrealized gain (loss)	7.22	5.15	(1.81)	3.68
Total from investment operations	6.89	4.88	(2.09)	3.51
Net asset value, end of period	$43.46	$36.57	$31.69	$33.78
Total return (c)	18.84%	15.40%	(6.19)%	11.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$723,659	$297,131	$190,142	$70,943
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$34.23	$30.40	$32.19	$30.27
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.26) (b)	(0.26) (b)	(0.18)
Net realized and unrealized gain (loss)	5.29	4.09	(1.53)	2.10
Total from investment operations	4.99	3.83	(1.79)	1.92
Net asset value, end of period	$39.22	$34.23	$30.40	$32.19
Total return (c)	14.58%	12.60%	(5.56)%	6.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$322,617	$278,983	$251,592	$59,546
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Buffered Allocation Defensive ETF (BUFT)

	Year Ended		Period Ended 8/31/2022 (a)
	8/31/2024	8/31/2023
Net asset value, beginning of period	$20.09	$18.66	$20.01
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.04) (b)	(0.02)
Net realized and unrealized gain (loss)	2.00	1.47	(1.33)
Total from investment operations	1.96	1.43	(1.35)
Net asset value, end of period	$22.05	$20.09	$18.66
Total return (c)	9.76%	7.66%	(6.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$113,550	$95,430	$154,840
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.20)%	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	361%	372%	445%

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Buffered Allocation Growth ETF (BUFG)

	Year Ended		Period Ended 8/31/2022 (a)
	8/31/2024	8/31/2023
Net asset value, beginning of period	$20.39	$18.16	$20.01
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.04) (b)	(0.02)
Net realized and unrealized gain (loss)	3.45	2.27	(1.83)
Total from investment operations	3.41	2.23	(1.85)
Net asset value, end of period	$23.80	$20.39	$18.16
Total return (c)	16.72%	12.28%	(9.25)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$237,981	$164,148	$163,418
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.19)%	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	347%	475%	411%

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the twenty-six funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust, listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest U.S. Equity Buffer ETF - January – (ticker “FJAN”)
FT Vest U.S. Equity Deep Buffer ETF - January – (ticker “DJAN”)
FT Vest U.S. Equity Buffer ETF - February – (ticker “FFEB”)
FT Vest U.S. Equity Deep Buffer ETF - February – (ticker “DFEB”)
FT Vest U.S. Equity Buffer ETF - March – (ticker “FMAR”)
FT Vest U.S. Equity Deep Buffer ETF - March – (ticker “DMAR”)
FT Vest U.S. Equity Buffer ETF - April – (ticker “FAPR”)
FT Vest U.S. Equity Deep Buffer ETF - April – (ticker “DAPR”)
FT Vest U.S. Equity Buffer ETF - May – (ticker “FMAY”)
FT Vest U.S. Equity Deep Buffer ETF - May – (ticker “DMAY”)
FT Vest U.S. Equity Buffer ETF - June – (ticker “FJUN”)
FT Vest U.S. Equity Deep Buffer ETF - June – (ticker “DJUN”)
FT Vest U.S. Equity Buffer ETF - July – (ticker “FJUL”)
FT Vest U.S. Equity Deep Buffer ETF - July – (ticker “DJUL”)
FT Vest U.S. Equity Buffer ETF - August – (ticker “FAUG”)
FT Vest U.S. Equity Deep Buffer ETF - August – (ticker “DAUG”)
FT Vest U.S. Equity Buffer ETF - September – (ticker “FSEP”)
FT Vest U.S. Equity Deep Buffer ETF - September – (ticker “DSEP”)
FT Vest U.S. Equity Buffer ETF - October – (ticker “FOCT”)
FT Vest U.S. Equity Deep Buffer ETF - October – (ticker “DOCT”)
FT Vest U.S. Equity Buffer ETF - November – (ticker “FNOV”)
FT Vest U.S. Equity Deep Buffer ETF - November – (ticker “DNOV”)
FT Vest U.S. Equity Buffer ETF - December – (ticker “FDEC”)
FT Vest U.S. Equity Deep Buffer ETF - December – (ticker “DDEC”)
FT Vest Buffered Allocation Defensive ETF – (ticker “BUFT”)
FT Vest Buffered Allocation Growth ETF – (ticker “BUFG”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
The investment objective of FJAN is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 15.70% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period (an “Outcome Period”) from January 22, 2024 through January 17, 2025. Prior to January 22, 2024, the Fund’s investment objective included an upside cap of 19.04% and an Outcome Period of January 23, 2023 through January 19, 2024.
The investment objective of DJAN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 13.94% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from January 22, 2024 through January 17, 2025. Prior to January 22, 2024, the Fund’s investment objective included an upside cap of 14.70% and an Outcome Period of January 23, 2023 through January 19, 2024.
The investment objective of FFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 16.82% while providing a buffer (before fees and expenses) against the first

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
10% of Underlying ETF losses, over the period from February 20, 2024 through February 21, 2025. Prior to February 20, 2024, the Fund’s investment objective included an upside cap of 19.25% and an Outcome Period of February 21, 2023 through February 16, 2024.
The investment objective of DFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.05% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from February 20, 2024 through February 21, 2025. Prior to February 20, 2024, the Fund’s investment objective included an upside cap of 14.97% and an Outcome Period of February 21, 2023 through February 16, 2024.
The investment objective of FMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.13% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from March 18, 2024 through March 21, 2025. Prior to March 18, 2024, the Fund’s investment objective included an upside cap of 19.35% and an Outcome Period of March 20, 2023 through March 15, 2024.
The investment objective of DMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.41% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from March 18, 2024 through March 21, 2025. Prior to March 18, 2024, the Fund’s investment objective included an upside cap of 14.36% and an Outcome Period of March 20, 2023 through March 15, 2024.
The investment objective of FAPR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.73% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from April 22, 2024 through April 17, 2025. Prior to April 22, 2024, the Fund’s investment objective included an upside cap of 18.48% and an Outcome Period of April 24, 2023 through April 19, 2024.
The investment objective of DAPR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.51% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from April 22, 2024 through April 17, 2025. Prior to April 22, 2024, the Fund’s investment objective included an upside cap of 14.05% and an Outcome Period of April 24, 2023 through April 19, 2024.
The investment objective of FMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.92% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from May 20, 2024 through May 16, 2025. Prior to May 20, 2024, the Fund’s investment objective included an upside cap of 17.65% and an Outcome Period of May 22, 2023 through May 17, 2024.
The investment objective of DMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.42% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from May 20, 2024 through May 16, 2025. Prior to May 20, 2024, the Fund’s investment objective included an upside cap of 13.67% and an Outcome Period of May 22, 2023 through May 17, 2024.
The investment objective of FJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.93% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from June 24, 2024 through June 20, 2025. Prior to June 24, 2024, the Fund’s investment objective included an upside cap of 18.25% and an Outcome Period of June 20, 2023 through June 21, 2024.
The investment objective of DJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.63% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from June 24, 2024 through June 20, 2025. Prior to June 24, 2024, the Fund’s investment objective included an upside cap of 14.70% and an Outcome Period of June 20, 2023 through June 21, 2024.
The investment objective of FJUL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.69% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from July 22, 2024 through July 18, 2025. Prior to July 22, 2024, the Fund’s investment objective included an upside cap of 17.46% and an Outcome Period of July 24, 2023 through July 19, 2024.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The investment objective of DJUL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.03% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from July 22, 2024 through July 18, 2025. Prior to July 22, 2024, the Fund’s investment objective included an upside cap of 14.79% and an Outcome Period of July 24, 2023 through July 19, 2024.
The investment objective of FAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.55% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from August 19, 2024 through August 15, 2025. Prior to August 19, 2024, the Fund’s investment objective included an upside cap of 18.70% and an Outcome Period of August 21, 2023 through August 16, 2024.
The investment objective of DAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 12.70% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from August 19, 2024 through August 15, 2025. Prior to August 19, 2024, the Fund’s investment objective included an upside cap of 15.24% and an Outcome Period of August 21, 2023 through August 16, 2024.
The investment objective of FSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 18.20% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from September 18, 2023 through September 20, 2024. Prior to September 18, 2023, the Fund’s investment objective included an upside cap of 23.41% and an Outcome Period of September 19, 2022 through September 15, 2023.
The investment objective of DSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.30% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from September 18, 2023 through September 20, 2024. Prior to September 18, 2023, the Fund’s investment objective included an upside cap of 16.98% and an Outcome Period of September 19, 2022 through September 15, 2023.
The investment objective of FOCT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 18.85% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from October 23, 2023 through October 18, 2024. Prior to October 23, 2023, the Fund’s investment objective included an upside cap of 27.12% and an Outcome Period of October 24, 2022 through October 20, 2023.
The investment objective of DOCT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.38% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from October 23, 2023 through October 18, 2024. Prior to October 23, 2023, the Fund’s investment objective included an upside cap of 19.20% and an Outcome Period of October 24, 2022 through October 20, 2023.
The investment objective of FNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.45% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from November 20, 2023 through November 15, 2024. Prior to November 20, 2023, the Fund’s investment objective included an upside cap of 23.77% and an Outcome Period of November 21, 2022 through November 17, 2023.
The investment objective of DNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.06% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from November 20, 2023 through November 15, 2024. Prior to November 20, 2023, the Fund’s investment objective included an upside cap of 17.19% and an Outcome Period of November 21, 2022 through November 17, 2023.
The investment objective of FDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 16.65% while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from December 18, 2023 through December 20, 2024. Prior to December 18, 2023, the Fund’s investment objective included an upside cap of 23.10% and an Outcome Period of December 19, 2022 through December 15, 2023.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The investment objective of DDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.35% while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from December 18, 2023 through December 20, 2024. Prior to December 18, 2023, the Fund’s investment objective included an upside cap of 16.68% and an Outcome Period of December 19, 2022 through December 15, 2023.
Under normal market conditions, each Fund, except BUFT and BUFG, will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF.
The investment objective of BUFT is to seek to provide investors with capital preservation. BUFT seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined cap, while providing a defined buffer against losses of SPY over a defined one-year period (“SPY Underlying ETFs”). Under normal market conditions, BUFT will invest substantially all of its assets in SPY Underlying ETFs. Unlike the SPY Underlying ETFs, BUFT itself does not pursue a target outcome strategy. The buffer is only provided by the SPY Underlying ETFs and BUFT itself does not provide any stated buffer against losses. In order to understand BUFT’s strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.
The investment objective of BUFG is to seek to provide investors with capital appreciation. BUFG seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of the SPY, up to a predetermined cap, while providing a defined buffer against losses of SPY over a defined one-year period. Under normal market conditions, BUFG will invest substantially all of its assets in SPY Underlying ETFs. Unlike the SPY Underlying ETFs, BUFG itself does not pursue a target outcome strategy. The buffer is only provided by the SPY Underlying ETFs and BUFG itself does not provide any stated buffer against losses. In order to understand BUFG’s strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
ETFs listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Negative dividend amount, if any, represents charges by broker on excess cash held in the account.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund, with the exception of BUFT and BUFG, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2024 are FLEX Options.
D. Affiliated Transactions
BUFT and BUFG invest in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in affiliated funds in BUFT at August 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Deep Buffer ETF - January	—	$18,127,786	$27,064,037	$(44,863,430)	$(137,378)	$(191,015)	$—	$—
FT Vest U.S. Equity Deep Buffer ETF - February	—	—	17,387,315	(17,605,561)	—	218,246	—	—
FT Vest U.S. Equity Buffer ETF - March	—	—	33,368,569	(33,523,174)	—	154,605	—	—
FT Vest U.S. Equity Deep Buffer ETF - March	—	22,342,345	41,502,550	(65,009,094)	(1,175,199)	2,339,398	—	—
FT Vest U.S. Equity Deep Buffer ETF - April	—	17,375,605	49,390,204	(67,063,728)	(955,915)	1,253,834	—	—
FT Vest U.S. Equity Deep Buffer ETF - May	—	—	61,632,040	(62,136,366)	—	504,326	—	—
FT Vest U.S. Equity Deep Buffer ETF - June	—	—	56,972,284	(58,367,126)	—	1,394,842	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Moderate Buffer ETF - June	—	$—	$24,113,064	$(24,479,414)	$—	$366,350	$—	$—
FT Vest U.S. Equity Deep Buffer ETF -July	—	—	36,542,336	(37,625,950)	—	1,083,614	—	—
FT Vest U.S. Equity Deep Buffer ETF - August	—	—	36,284,493	(36,783,357)	—	498,864	—	—
FT Vest U.S. Equity Moderate Buffer ETF - August	—	—	23,927,225	(24,221,046)	—	293,821	—	—
FT Vest U.S. Equity Deep Buffer ETF - September	—	—	33,904,017	(34,919,840)	—	1,015,823	—	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	459,883	—	17,882,273	(507,314)	160,892	1,787	17,537,638	—
FT Vest U.S. Equity Moderate Buffer ETF - September	417,514	—	14,545,985	(413,059)	152,564	1,839	14,287,329	—
FT Vest U.S. Equity Buffer ETF - October	339,972	—	38,494,899	(24,900,820)	637,942	80,800	14,312,821	—
FT Vest U.S. Equity Deep Buffer ETF - October	419,944	18,495,286	70,486,306	(75,180,017)	1,451,701	1,057,433	16,310,709	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	580,107	—	19,959,588	(566,088)	168,972	1,637	19,564,109	—
FT Vest U.S. Equity Moderate Buffer ETF - October	475,755	—	29,094,302	(13,198,462)	488,339	36,505	16,420,684	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	443,400	—	15,109,415	(428,963)	156,088	1,885	14,838,425	—
FT Vest U.S. Equity Deep Buffer ETF - December	—	19,083,672	3,962,570	(22,330,659)	(1,710,814)	995,231	—	—
		$95,424,694	$651,623,472	$(644,123,468)	$(762,808)	$11,109,825	$113,271,715	$—
Amounts relating to investments in affiliated funds in BUFG at August 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Buffer ETF - January	—	$—	$96,871,744	$(99,763,825)	$—	$2,892,081	$—	$—
FT Vest U.S. Equity Deep Buffer ETF - January	—	—	57,986,621	(59,157,882)	—	1,171,261	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Buffer ETF - February	700,275	$—	$80,985,257	$(50,242,773)	$2,404,095	$529,646	$33,676,225	$—
FT Vest U.S. Equity Deep Buffer ETF - February	—	—	44,334,721	(44,853,765)	—	519,044	—	—
FT Vest U.S. Equity Buffer ETF - March	853,305	—	59,616,724	(26,323,013)	2,179,966	160,340	35,634,017	—
FT Vest U.S. Equity Deep Buffer ETF - March	—	—	46,775,431	(47,728,529)	—	953,098	—	—
FT Vest U.S. Equity Buffer ETF - April	811,028	—	32,517,353	(789,722)	740,416	(2,597)	32,465,450	—
FT Vest U.S. Equity Buffer ETF - May	791,355	27,665,209	36,475,997	(28,492,927)	549,261	117,741	36,315,281	—
FT Vest U.S. Equity Deep Buffer ETF - May	780,436	—	30,827,173	(749,557)	720,962	(1,715)	30,796,863	—
FT Vest U.S. Equity Buffer ETF - June	754,319	35,562,736	96,461,429	(98,121,210)	1,223,036	2,408,922	37,534,913	—
FT Vest U.S. Equity Moderate Buffer ETF - June	881,204	—	30,860,245	(750,782)	734,131	(1,454)	30,842,140	—
FT Vest U.S. Equity Buffer ETF - July	—	35,601,683	146,884,291	(185,143,924)	(823,117)	3,481,067	—	—
FT Vest U.S. Equity Buffer ETF - August	—	35,066,758	31,050,741	(66,983,396)	(1,592,137)	2,458,034	—	—
FT Vest U.S. Equity Buffer ETF - September	—	30,243,934	36,401,033	(67,353,498)	(512,577)	1,221,108	—	—
FT Vest U.S. Equity Buffer ETF - October	—	—	64,634,769	(66,986,223)	—	2,351,454	—	—
FT Vest U.S. Equity Buffer ETF - November	—	—	127,029,074	(127,847,888)	—	818,814	—	—
FT Vest U.S. Equity Deep Buffer ETF - November	—	—	43,902,486	(46,088,030)	—	2,185,544	—	—
FT Vest U.S. Equity Buffer ETF - December	—	—	111,887,832	(115,588,478)	—	3,700,646	—	—
FT Vest U.S. Equity Deep Buffer ETF - December	—	—	49,772,446	(50,445,378)	—	672,932	—	—
		$164,140,320	$1,225,275,367	$(1,183,410,800)	$5,624,036	$25,635,966	$237,264,889	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of BUFT and BUFG which are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2024 or 2023.
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Buffer ETF - January	31-Jan-24	$(329,448)	$(45,284,900)	$(734,829)
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-24	(131,031)	(18,131,754)	(464,792)
FT Vest U.S. Equity Buffer ETF - February	29-Feb-24	(727,325)	(66,084,175)	9,229,151
FT Vest U.S. Equity Deep Buffer ETF - February	29-Feb-24	(294,337)	(22,341,111)	2,503,195
FT Vest U.S. Equity Buffer ETF - March	31-Mar-24	(936,221)	(58,501,767)	9,174,039
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-24	(412,499)	(18,791,917)	2,860,784
FT Vest U.S. Equity Buffer ETF - April	30-Apr-24	(1,292,295)	(55,761,929)	5,039,799
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-24	(543,033)	(25,804,108)	1,028,929
FT Vest U.S. Equity Buffer ETF - May	31-May-24	(1,987,159)	(75,329,008)	(1,102,463)
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-24	(582,897)	(19,063,472)	(240,559)
FT Vest U.S. Equity Buffer ETF - June	30-Jun-24	(2,580,567)	(69,295,982)	4,079,642
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-24	(747,632)	(22,662,602)	1,148,744
FT Vest U.S. Equity Buffer ETF - July	31-Jul-24	(3,190,723)	(86,222,697)	2,516,727
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-24	(1,656,057)	(38,251,511)	2,316,461
FT Vest U.S. Equity Buffer ETF - August	31-Aug-24	(3,341,253)	(78,536,456)	8,758,912
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-24	(1,607,745)	(26,102,942)	2,754,966
FT Vest U.S. Equity Buffer ETF - September	30-Sep-23	(1,796,276)	(34,266,341)	(7,598,221)
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-23	(1,099,789)	(16,330,850)	(2,803,589)
FT Vest U.S. Equity Buffer ETF - October	31-Oct-23	(1,915,538)	(49,875,337)	(485,189)
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-23	(1,131,886)	(23,502,219)	(369,275)
FT Vest U.S. Equity Buffer ETF - November	30-Nov-23	(2,990,788)	(70,163,635)	4,044,963
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-23	(2,001,977)	(29,976,756)	1,621,716
FT Vest U.S. Equity Buffer ETF - December	31-Dec-23	—	(42,269,430)	4,646,550
FT Vest U.S. Equity Deep Buffer ETF - December	31-Dec-23	—	(28,703,767)	2,505,695
FT Vest Buffered Allocation Defensive ETF	31-Aug-24	(137,960)	(4,814,734)	3,324,710
FT Vest Buffered Allocation Growth ETF	31-Aug-24	(271,708)	(11,539,152)	9,593,682
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FJAN, DJAN, FFEB, DFEB, FMAR, DMAR, FAPR, DAPR, FMAY, DMAY, FJUN, DJUN, FJUL, DJUL, FAUG, and DAUG, the taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. For FSEP, DSEP, FOCT, DOCT, FNOV, DNOV, FDEC, and DDEC, the taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. For BUFT and BUFG, the taxable years ended 2022, 2023, and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Vest U.S. Equity Buffer ETF - January	31-Jan-24	$45,284,900
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-24	18,131,754
FT Vest U.S. Equity Buffer ETF - February	29-Feb-24	66,084,175
FT Vest U.S. Equity Deep Buffer ETF - February	29-Feb-24	22,341,111
FT Vest U.S. Equity Buffer ETF - March	31-Mar-24	58,501,767
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-24	18,791,917
FT Vest U.S. Equity Buffer ETF - April	30-Apr-24	55,761,929
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-24	25,804,108
FT Vest U.S. Equity Buffer ETF - May	31-May-24	75,329,008
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-24	19,063,472
FT Vest U.S. Equity Buffer ETF - June	30-Jun-24	69,295,982
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-24	22,662,602
FT Vest U.S. Equity Buffer ETF - July	31-Jul-24	86,222,697
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-24	38,251,511
FT Vest U.S. Equity Buffer ETF - August	31-Aug-24	78,536,456
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-24	26,102,942
FT Vest U.S. Equity Buffer ETF - September	30-Sep-23	34,266,341
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-23	16,330,850
FT Vest U.S. Equity Buffer ETF - October	31-Oct-23	49,875,337
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-23	23,502,219
FT Vest U.S. Equity Buffer ETF - November	30-Nov-23	70,163,635
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-23	29,976,756
FT Vest U.S. Equity Buffer ETF - December	31-Dec-23	42,269,430
FT Vest U.S. Equity Deep Buffer ETF - December	31-Dec-23	28,703,767
FT Vest Buffered Allocation Defensive ETF	31-Aug-24	4,814,734
FT Vest Buffered Allocation Growth ETF	31-Aug-24	11,539,152
During the applicable taxable year end, the Fund listed below utilized non-expiring capital loss carryforwards in the following amount:

Capital Loss Utilized
FT Vest U.S. Equity Deep Buffer ETF - January	$1,290,660
FT Vest U.S. Equity Deep Buffer ETF - February	22,529,010
FT Vest U.S. Equity Deep Buffer ETF - March	6,992,700

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Capital Loss Utilized
FT Vest U.S. Equity Deep Buffer ETF - April	$10,554,887
FT Vest U.S. Equity Buffer ETF - August	4,531,451
FT Vest U.S. Equity Deep Buffer ETF - August	29,757,585
FT Vest U.S. Equity Deep Buffer ETF - November	13,730,006
FT Vest Buffered Allocation Defensive ETF	1,766,020
FT Vest Buffered Allocation Growth ETF	2,575,764
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest U.S. Equity Buffer ETF - January	31-Jan-24	$329,448	$—
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-24	131,031	—
FT Vest U.S. Equity Buffer ETF - February	29-Feb-24	727,325	—
FT Vest U.S. Equity Deep Buffer ETF - February	29-Feb-24	294,337	—
FT Vest U.S. Equity Buffer ETF - March	31-Mar-24	936,221	—
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-24	412,499	—
FT Vest U.S. Equity Buffer ETF - April	30-Apr-24	1,292,295	—
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-24	543,033	—
FT Vest U.S. Equity Buffer ETF - May	31-May-24	1,987,159	—
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-24	582,897	—
FT Vest U.S. Equity Buffer ETF - June	30-Jun-24	2,580,567	—
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-24	747,632	—
FT Vest U.S. Equity Buffer ETF - July	31-Jul-24	3,190,723	—
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-24	1,656,057	—
FT Vest U.S. Equity Buffer ETF - August	31-Aug-24	3,341,253	—
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-24	1,607,745	—
FT Vest U.S. Equity Buffer ETF - September	30-Sep-23	1,796,276	—
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-23	1,099,789	—
FT Vest U.S. Equity Buffer ETF - October	31-Oct-23	1,915,538	—
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-23	1,131,886	—
FT Vest U.S. Equity Buffer ETF - November	30-Nov-23	2,990,788	—
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-23	2,001,977	—
FT Vest Buffered Allocation Defensive ETF	31-Aug-24	137,960	—
FT Vest Buffered Allocation Growth ETF	31-Aug-24	271,708	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Buffer ETF - January	31-Jan-24	$2,548,440	$(74,503,802)	$71,955,362

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Deep Buffer ETF - January	31-Jan-24	$1,515,705	$(23,347,302)	$21,831,597
FT Vest U.S. Equity Buffer ETF - February	29-Feb-24	3,303,168	(115,844,167)	112,540,999
FT Vest U.S. Equity Deep Buffer ETF - February	29-Feb-24	1,940,282	(9,336,833)	7,396,551
FT Vest U.S. Equity Buffer ETF - March	31-Mar-24	2,326,328	(93,314,604)	90,988,276
FT Vest U.S. Equity Deep Buffer ETF - March	31-Mar-24	1,752,968	(19,500,511)	17,747,543
FT Vest U.S. Equity Buffer ETF - April	30-Apr-24	2,920,943	(92,059,695)	89,138,752
FT Vest U.S. Equity Deep Buffer ETF - April	30-Apr-24	2,225,256	(21,266,754)	19,041,498
FT Vest U.S. Equity Buffer ETF - May	31-May-24	3,599,449	(118,972,103)	115,372,654
FT Vest U.S. Equity Deep Buffer ETF - May	31-May-24	1,391,367	(25,184,656)	23,793,289
FT Vest U.S. Equity Buffer ETF - June	30-Jun-24	3,400,837	(140,382,756)	136,981,919
FT Vest U.S. Equity Deep Buffer ETF - June	30-Jun-24	1,312,653	(38,304,766)	36,992,113
FT Vest U.S. Equity Buffer ETF - July	31-Jul-24	2,923,947	(159,781,739)	156,857,792
FT Vest U.S. Equity Deep Buffer ETF - July	31-Jul-24	1,894,988	(88,021,324)	86,126,336
FT Vest U.S. Equity Buffer ETF - August	31-Aug-24	3,742,162	(99,021,447)	95,279,285
FT Vest U.S. Equity Deep Buffer ETF - August	31-Aug-24	3,471,156	(16,230,793)	12,759,637
FT Vest U.S. Equity Buffer ETF - September	30-Sep-23	1,347,693	(56,007,987)	54,660,294
FT Vest U.S. Equity Deep Buffer ETF - September	30-Sep-23	1,054,735	(37,412,472)	36,357,737
FT Vest U.S. Equity Buffer ETF - October	31-Oct-23	1,573,100	(51,665,805)	50,092,705
FT Vest U.S. Equity Deep Buffer ETF - October	31-Oct-23	1,170,255	(27,602,341)	26,432,086
FT Vest U.S. Equity Buffer ETF - November	30-Nov-23	2,536,785	(70,836,859)	68,300,074
FT Vest U.S. Equity Deep Buffer ETF - November	30-Nov-23	2,666,844	(25,092,744)	22,425,900
FT Vest U.S. Equity Buffer ETF - December	31-Dec-23	2,309,677	(67,921,179)	65,611,502
FT Vest U.S. Equity Deep Buffer ETF - December	31-Dec-23	2,413,012	(44,834,439)	42,421,427
FT Vest Buffered Allocation Defensive ETF	31-Aug-24	212,902	(9,301,229)	9,088,327
FT Vest Buffered Allocation Growth ETF	31-Aug-24	305,340	(22,905,815)	22,600,475
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Buffer ETF - January	$681,298,133	$116,705,598	$(55,151,443)	$61,554,155
FT Vest U.S. Equity Deep Buffer ETF - January	226,992,234	37,283,125	(18,773,856)	18,509,269
FT Vest U.S. Equity Buffer ETF - February	853,716,872	115,755,046	(42,601,451)	73,153,595
FT Vest U.S. Equity Deep Buffer ETF - February	241,899,970	32,610,856	(11,707,415)	20,903,441
FT Vest U.S. Equity Buffer ETF - March	802,203,953	88,031,055	(29,367,859)	58,663,196
FT Vest U.S. Equity Deep Buffer ETF - March	282,865,286	28,702,058	(10,289,906)	18,412,152
FT Vest U.S. Equity Buffer ETF - April	637,332,834	85,835,049	(33,747,914)	52,087,135
FT Vest U.S. Equity Deep Buffer ETF - April	221,082,213	30,667,371	(12,899,884)	17,767,487
FT Vest U.S. Equity Buffer ETF - May	786,005,586	60,288,376	(22,573,708)	37,714,668
FT Vest U.S. Equity Deep Buffer ETF - May	301,416,413	19,518,205	(5,781,007)	13,737,198
FT Vest U.S. Equity Buffer ETF - June	795,005,806	36,294,765	(14,120,541)	22,174,224
FT Vest U.S. Equity Deep Buffer ETF - June	242,097,493	9,900,492	(3,125,446)	6,775,046
FT Vest U.S. Equity Buffer ETF - July	810,692,647	26,685,474	(8,196,534)	18,488,940
FT Vest U.S. Equity Deep Buffer ETF - July	345,961,783	11,067,952	(2,979,456)	8,088,496
FT Vest U.S. Equity Buffer ETF - August	728,122,579	19,841,984	(11,083,072)	8,758,912
FT Vest U.S. Equity Deep Buffer ETF - August	271,438,942	6,124,171	(3,369,205)	2,754,966
FT Vest U.S. Equity Buffer ETF - September	524,529,928	129,111,042	(54,981,729)	74,129,313
FT Vest U.S. Equity Deep Buffer ETF - September	158,663,216	44,219,655	(23,238,551)	20,981,104

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Buffer ETF - October	$539,520,058	$156,668,908	$(93,387,294)	$63,281,614
FT Vest U.S. Equity Deep Buffer ETF - October	170,527,299	57,478,345	(35,664,205)	21,814,140
FT Vest U.S. Equity Buffer ETF - November	622,513,635	157,639,902	(78,517,099)	79,122,803
FT Vest U.S. Equity Deep Buffer ETF - November	219,229,591	57,305,576	(30,336,549)	26,969,027
FT Vest U.S. Equity Buffer ETF - December	655,359,351	130,373,950	(61,552,741)	68,821,209
FT Vest U.S. Equity Deep Buffer ETF - December	292,563,325	59,664,776	(29,389,970)	30,274,806
FT Vest Buffered Allocation Defensive ETF	110,242,806	3,324,710	—	3,324,710
FT Vest Buffered Allocation Growth ETF	228,422,999	9,593,682	—	9,593,682
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, BUFT and BUFG incur pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. The annual unitary management fee payable by each Fund, with the exception of BUFT and BUFG, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
For BUFT and BUFG, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds (other than BUFT and BUFG), the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of BUFT and BUFG, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of each of BUFT and BUFG’s expenses for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the Funds, except BUFT and BUFG, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFT and BUFG, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales of investments for BUFT and BUFG, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Buffered Allocation Defensive ETF	$375,392,791	$375,702,669
FT Vest Buffered Allocation Growth ETF	681,294,646	682,074,836
For the fiscal year ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest U.S. Equity Buffer ETF - January	$—	$499,936,476
FT Vest U.S. Equity Deep Buffer ETF - January	—	234,201,408
FT Vest U.S. Equity Buffer ETF - February	—	730,524,315
FT Vest U.S. Equity Deep Buffer ETF - February	—	143,597,926
FT Vest U.S. Equity Buffer ETF - March	—	342,609,002
FT Vest U.S. Equity Deep Buffer ETF - March	—	176,167,925
FT Vest U.S. Equity Buffer ETF - April	—	470,471,757
FT Vest U.S. Equity Deep Buffer ETF - April	—	158,091,231
FT Vest U.S. Equity Buffer ETF - May	—	600,706,382
FT Vest U.S. Equity Deep Buffer ETF - May	—	164,394,297
FT Vest U.S. Equity Buffer ETF - June	—	867,885,410

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Purchases	Sales
FT Vest U.S. Equity Deep Buffer ETF - June	$—	$214,262,686
FT Vest U.S. Equity Buffer ETF - July	—	1,005,847,885
FT Vest U.S. Equity Deep Buffer ETF - July	—	501,988,695
FT Vest U.S. Equity Buffer ETF - August	—	523,577,264
FT Vest U.S. Equity Deep Buffer ETF - August	—	167,750,053
FT Vest U.S. Equity Buffer ETF - September	—	316,222,409
FT Vest U.S. Equity Deep Buffer ETF - September	864,486	211,230,358
FT Vest U.S. Equity Buffer ETF - October	—	319,103,312
FT Vest U.S. Equity Deep Buffer ETF - October	—	148,147,856
FT Vest U.S. Equity Buffer ETF - November	—	410,087,516
FT Vest U.S. Equity Deep Buffer ETF - November	1,012,725	224,649,857
FT Vest U.S. Equity Buffer ETF - December	—	539,705,137
FT Vest U.S. Equity Deep Buffer ETF - December	—	319,113,584
FT Vest Buffered Allocation Defensive ETF	276,230,681	268,420,799
FT Vest Buffered Allocation Growth ETF	543,980,721	501,335,964
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FJAN
Options contracts	Equity Risk	Options contracts purchased, at value	$778,541,674	Options contracts written, at value	$40,093,881
DJAN
Options contracts	Equity Risk	Options contracts purchased, at value	260,040,752	Options contracts written, at value	15,976,828
FFEB
Options contracts	Equity Risk	Options contracts purchased, at value	952,609,184	Options contracts written, at value	31,983,636
DFEB
Options contracts	Equity Risk	Options contracts purchased, at value	271,613,301	Options contracts written, at value	10,518,843
FMAR
Options contracts	Equity Risk	Options contracts purchased, at value	878,746,479	Options contracts written, at value	24,293,828
DMAR
Options contracts	Equity Risk	Options contracts purchased, at value	308,342,355	Options contracts written, at value	9,288,871
FAPR
Options contracts	Equity Risk	Options contracts purchased, at value	715,500,000	Options contracts written, at value	31,431,120
DAPR
Options contracts	Equity Risk	Options contracts purchased, at value	249,651,154	Options contracts written, at value	12,702,808
FMAY
Options contracts	Equity Risk	Options contracts purchased, at value	840,765,991	Options contracts written, at value	24,454,556

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
DMAY
Options contracts	Equity Risk	Options contracts purchased, at value	$319,732,008	Options contracts written, at value	$7,375,718
FJUN
Options contracts	Equity Risk	Options contracts purchased, at value	832,045,435	Options contracts written, at value	22,879,610
DJUN
Options contracts	Equity Risk	Options contracts purchased, at value	251,513,104	Options contracts written, at value	5,055,323
FJUL
Options contracts	Equity Risk	Options contracts purchased, at value	846,372,354	Options contracts written, at value	25,840,500
DJUL
Options contracts	Equity Risk	Options contracts purchased, at value	358,370,071	Options contracts written, at value	7,979,632
FAUG
Options contracts	Equity Risk	Options contracts purchased, at value	755,716,067	Options contracts written, at value	27,014,867
DAUG
Options contracts	Equity Risk	Options contracts purchased, at value	278,610,924	Options contracts written, at value	7,488,121
FSEP
Options contracts	Equity Risk	Options contracts purchased, at value	643,243,428	Options contracts written, at value	46,462,428
DSEP
Options contracts	Equity Risk	Options contracts purchased, at value	197,832,613	Options contracts written, at value	18,754,514
FOCT
Options contracts	Equity Risk	Options contracts purchased, at value	682,133,874	Options contracts written, at value	81,500,829
DOCT
Options contracts	Equity Risk	Options contracts purchased, at value	224,033,751	Options contracts written, at value	32,406,380
FNOV
Options contracts	Equity Risk	Options contracts purchased, at value	758,722,718	Options contracts written, at value	60,116,273
DNOV
Options contracts	Equity Risk	Options contracts purchased, at value	271,065,924	Options contracts written, at value	25,954,790
FDEC
Options contracts	Equity Risk	Options contracts purchased, at value	765,327,288	Options contracts written, at value	44,839,488
DDEC
Options contracts	Equity Risk	Options contracts purchased, at value	346,600,096	Options contracts written, at value	25,426,951

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FJAN	DJAN	FFEB	DFEB	FMAR	DMAR
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$62,455,865	$35,101,821	$90,082,147	$40,193,518	$80,761,812	$51,168,605
Written options contracts	6,812,798	(7,646,824)	(1,897,891)	(8,935,646)	(23,935,830)	(21,329,683)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	57,218,437	15,515,864	58,010,239	11,856,697	29,580,622	2,497,140
Written options contracts	(24,308,054)	(10,455,125)	(13,714,039)	(5,466,447)	2,947,957	2,140,561

Statements of Operations Location	FAPR	DAPR	FMAY	DMAY	FJUN	DJUN
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$56,843,482	$33,737,750	$110,349,689	$37,527,865	$119,089,337	$35,628,572
Written options contracts	12,735,293	(6,188,953)	(23,525,198)	(15,563,977)	(12,307,003)	(8,786,243)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	41,246,235	10,295,742	20,365,870	7,606,695	11,416,369	7,271,955
Written options contracts	(12,595,509)	(4,991,103)	(3,405,568)	(348,914)	(1,583,165)	(3,142,121)

Statements of Operations Location	FJUL	DJUL	FAUG	DAUG	FSEP	DSEP
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$109,718,997	$76,704,072	$134,759,510	$71,824,356	$21,962,774	$17,184,045
Written options contracts	(7,923,505)	(15,862,245)	(31,206,612)	(25,839,602)	11,817,617	3,600,571
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	17,141,902	9,460,592	(3,121,862)	(6,029,502)	77,740,942	26,031,618
Written options contracts	1,729,912	(830,532)	29,152	1,222,605	(35,265,393)	(18,609,614)

Statements of Operations Location	FOCT	DOCT	FNOV	DNOV	FDEC	DDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$19,616,544	$7,448,283	$29,251,536	$31,797,487	$70,655,825	$44,600,619
Written options contracts	16,223,495	5,680,062	18,550,725	6,607,785	10,627,999	(3,163,879)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024

Statements of Operations Location	FOCT	DOCT	FNOV	DNOV	FDEC	DDEC
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	$94,180,164	$35,649,347	$89,986,027	$26,910,794	$68,251,388	$22,184,315
Written options contracts	(69,437,157)	(29,414,882)	(49,687,883)	(25,727,378)	(31,651,190)	(19,401,650)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal year ended August 31, 2024, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
FJAN	$1,290,814,107	$911,828,730	$34,150,071	$25,426,472
DJAN	454,655,522	401,582,663	11,273,668	13,188,764
FFEB	1,730,352,222	1,226,196,447	44,515,200	32,839,073
DFEB	380,027,642	331,370,520	8,516,029	9,503,958
FMAR	1,358,621,905	841,235,188	70,718,035	56,484,429
DMAR	444,497,139	352,128,594	14,963,276	17,207,215
FAPR	1,181,383,545	920,895,585	41,906,320	34,270,219
DAPR	329,033,792	332,462,385	11,416,783	13,373,196
FMAY	1,478,423,243	1,194,357,202	56,979,067	52,512,469
DMAY	459,164,401	325,442,094	14,963,586	14,963,485
FJUN	1,802,417,206	1,524,286,804	58,081,411	50,432,761
DJUN	481,670,734	414,910,143	17,990,627	19,687,919
FJUL	2,004,817,761	1,688,609,959	79,626,412	67,008,150
DJUL	856,005,351	795,777,154	33,027,811	30,828,477
FAUG	1,315,152,327	1,131,814,498	45,639,477	38,215,352
DAUG	324,757,589	425,730,951	7,649,960	10,671,479
FSEP	875,432,023	633,320,947	25,322,652	14,140,157
DSEP	373,208,023	341,035,043	5,323,693	6,319,647
FOCT	920,899,982	610,981,501	35,452,396	23,875,990
DOCT	314,301,178	289,667,549	7,866,136	9,376,240
FNOV	1,104,583,670	828,296,328	32,472,468	23,005,232
DNOV	475,737,812	474,791,599	9,426,506	12,365,117
FDEC	1,332,559,152	934,863,191	33,866,533	24,311,895
DDEC	597,875,339	562,359,618	14,874,727	20,018,511
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 23, 2024, the investment objective of the FT Vest U.S. Equity Buffer ETF - September changed to include an upside cap of 13.70% and an Outcome Period of September 23, 2024 through September 19, 2025.
As of September 23, 2024, the investment objective of the FT Vest U.S. Equity Deep Buffer ETF - September changed to include an upside cap of 11.48% and an Outcome Period of September 23, 2024 through September 19, 2025.
As of October 21, 2024, the investment objective of the FT Vest U.S. Equity Buffer ETF - October changed to include an upside cap of 14.09% and an Outcome Period of October 21, 2024 through October 17, 2025.
As of October 21, 2024, the investment objective of the FT Vest U.S. Equity Deep Buffer ETF - October changed to include an upside cap of 11.95% and an Outcome Period of October 21, 2024 through October 17, 2025.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest U.S. Equity Buffer ETF - January, FT Vest U.S. Equity Deep Buffer ETF - January, FT Vest U.S. Equity Buffer ETF - February, FT Vest U.S. Equity Deep Buffer ETF - February, FT Vest U.S. Equity Buffer ETF - March, FT Vest U.S. Equity Deep Buffer ETF - March, FT Vest U.S. Equity Buffer ETF - April, FT Vest U.S. Equity Deep Buffer ETF - April, FT Vest U.S. Equity Buffer ETF - May, FT Vest U.S. Equity Deep Buffer ETF - May, FT Vest U.S. Equity Buffer ETF - June, FT Vest U.S. Equity Deep Buffer ETF - June, FT Vest U.S. Equity Buffer ETF - July, FT Vest U.S. Equity Deep Buffer ETF - July, FT Vest U.S. Equity Buffer ETF - August, FT Vest U.S. Equity Deep Buffer ETF - August, FT Vest U.S. Equity Buffer ETF - September, FT Vest U.S. Equity Deep Buffer ETF - September, FT Vest U.S. Equity Buffer ETF - October, FT Vest U.S. Equity Deep Buffer ETF - October, FT Vest U.S. Equity Buffer ETF - November, FT Vest U.S. Equity Deep Buffer ETF - November, FT Vest U.S. Equity Buffer ETF - December, FT Vest U.S. Equity Deep Buffer ETF - December, FT Vest Buffered Allocation Defensive ETF, and FT Vest Buffered Allocation Growth ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Buffer ETF - January	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from January 15, 2021 (commencement of investment operations) through August 31, 2021
FT Vest U.S. Equity Deep Buffer ETF - January
FT Vest U.S. Equity Buffer ETF - February	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from February 21, 2020 (commencement of investment operations) through August 31, 2020
FT Vest U.S. Equity Deep Buffer ETF - February
FT Vest U.S. Equity Buffer ETF - March	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from March 19, 2021 (commencement of investment operations) through August 31, 2021
FT Vest U.S. Equity Deep Buffer ETF - March
FT Vest U.S. Equity Buffer ETF - April	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from April 16, 2021 (commencement of investment operations) through August 31, 2021
FT Vest U.S. Equity Deep Buffer ETF - April
FT Vest U.S. Equity Buffer ETF - May	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from May 15, 2020 (commencement of investment operations) through August 31, 2020
FT Vest U.S. Equity Deep Buffer ETF - May

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Buffer ETF - June	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from June 19, 2020 (commencement of investment operations) through August 31, 2020
FT Vest U.S. Equity Deep Buffer ETF - June
FT Vest U.S. Equity Buffer ETF - July	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from July 17, 2020 (commencement of investment operations) through August 31, 2020
FT Vest U.S. Equity Deep Buffer ETF - July
FT Vest U.S. Equity Buffer ETF - August	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from November 6, 2019 (commencement of investment operations) through August 31, 2020
FT Vest U.S. Equity Deep Buffer ETF - August
FT Vest U.S. Equity Buffer ETF - September	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from September 18, 2020 (commencement of investment operations) through August 31, 2021
FT Vest U.S. Equity Deep Buffer ETF - September
FT Vest U.S. Equity Buffer ETF - October	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from October 16, 2020 (commencement of investment operations) through August 31, 2021
FT Vest U.S. Equity Deep Buffer ETF - October
FT Vest U.S. Equity Buffer ETF - November	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from November 15, 2019 (commencement of investment operations) through August 31, 2020
FT Vest U.S. Equity Deep Buffer ETF - November
FT Vest U.S. Equity Buffer ETF - December	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from December 18, 2020 (commencement of investment operations) through August 31, 2021
FT Vest U.S. Equity Deep Buffer ETF - December
FT Vest Buffered Allocation Defensive ETF	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the year ended August 31, 2024, 2023, and for the period from October 26, 2021 (commencement of investment operations) through August 31, 2022
FT Vest Buffered Allocation Growth ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered

Report of Independent Registered Public Accounting Firm (Continued)
with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 24, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest U.S. Equity Buffer ETF - January (FJAN)
FT Vest U.S. Equity Deep Buffer ETF - January (DJAN)
FT Vest U.S. Equity Buffer ETF - February (FFEB)
FT Vest U.S. Equity Deep Buffer ETF - February (DFEB)
FT Vest U.S. Equity Buffer ETF - March (FMAR)
FT Vest U.S. Equity Deep Buffer ETF - March (DMAR)
FT Vest U.S. Equity Buffer ETF - April (FAPR)
FT Vest U.S. Equity Deep Buffer ETF - April (DAPR)
FT Vest U.S. Equity Buffer ETF - May (FMAY)
FT Vest U.S. Equity Deep Buffer ETF - May (DMAY)
FT Vest U.S. Equity Buffer ETF - June (FJUN)
FT Vest U.S. Equity Deep Buffer ETF - June (DJUN)
FT Vest U.S. Equity Buffer ETF - July (FJUL)
FT Vest U.S. Equity Deep Buffer ETF - July (DJUL)
FT Vest U.S. Equity Buffer ETF - August (FAUG)
FT Vest U.S. Equity Deep Buffer ETF - August (DAUG)
FT Vest U.S. Equity Buffer ETF - September (FSEP)
FT Vest U.S. Equity Deep Buffer ETF - September (DSEP)
FT Vest U.S. Equity Buffer ETF - October (FOCT)
FT Vest U.S. Equity Deep Buffer ETF - October (DOCT)
FT Vest U.S. Equity Buffer ETF - November (FNOV)
FT Vest U.S. Equity Deep Buffer ETF - November (DNOV)
FT Vest U.S. Equity Buffer ETF - December (FDEC)
FT Vest U.S. Equity Deep Buffer ETF - December (DDEC)
FT Vest Buffered Allocation Defensive ETF (BUFT)
FT Vest Buffered Allocation Growth ETF (BUFG)

The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each of BUFT and BUFG invests in underlying ETFs in the First Trust Fund Complex, each such Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each of BUFT and BUFG was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group and that the total (net) expense ratio for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each of BUFT and BUFG was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for one or more periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that all of the Funds, except for BUFT and BUFG, are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR S&P 500 ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY. The Board considered information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2023 and March 31, 2024 and noted that each Fund delivered on its target outcome objective. With respect to BUFT and BUFG, based on the information provided, the Board noted that BUFT underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023 and that BUFG outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31, 2023. The Board also noted that each of BUFT and BUFG invests substantially all of its assets in multiple target outcome ETFs in the First Trust Fund Complex sub-advised by the Sub-Advisor that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR S&P 500 ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY and considered that the investment strategy of the underlying ETFs limits the comparability of the performance of each of BUFT and BUFG to that of the funds in its respective Performance Universe and its benchmark index.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, with respect to BUFT and BUFG, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. In addition, with respect to BUFT and BUFG, the Board considered that the Sub-Advisor, as the investment sub-advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Disclaimer
The Funds are not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

Annual Financial Statements and Other Information
For the Period Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
FT Vest International Equity Moderate Buffer ETF - March (YMAR) (formerly known as FT Vest International Equity Buffer ETF - March)
FT Vest Nasdaq-100® Buffer ETF - March (QMAR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)
FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)
FT Vest International Equity Moderate Buffer ETF - June (YJUN) (formerly known as FT Vest International Equity Buffer ETF - June)
FT Vest Nasdaq-100® Buffer ETF - June (QJUN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
FT Vest International Equity Buffer ETF - September (YSEP) (now known as FT Vest International Equity Moderate Buffer ETF - September)
FT Vest Nasdaq-100® Buffer ETF - September (QSPT)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
FT Vest International Equity Moderate Buffer ETF - December (YDEC) (formerly known as FT Vest International Equity Buffer ETF - December)
FT Vest Nasdaq-100® Buffer ETF - December (QDEC)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
343,927	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$343,927
	(Cost $343,927)
	Total Investments — 0.6%	343,927
	(Cost $343,927)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 126.5%
	Call Options Purchased — 125.8%
1,088	SPDR® S&P 500® ETF Trust	$61,328,384	$4.83	01/17/25	60,519,521
1,088	SPDR® S&P 500® ETF Trust	61,328,384	482.44	01/17/25	9,990,582
	Total Call Options Purchased				70,510,103
	(Cost $58,048,694)
	Put Options Purchased — 0.7%
1,088	SPDR® S&P 500® ETF Trust	61,328,384	482.44	01/17/25	413,984
	(Cost $2,199,347)
	Total Purchased Options				70,924,087
	(Cost $60,248,041)
WRITTEN OPTIONS — (27.0)%
	Call Options Written — (26.7)%
(2,176)	SPDR® S&P 500® ETF Trust	(122,656,768)	507.62	01/17/25	(14,997,928)
	(Premiums received $5,408,622)
	Put Options Written — (0.3)%
(1,088)	SPDR® S&P 500® ETF Trust	(61,328,384)	410.08	01/17/25	(166,224)
	(Premiums received $689,232)
	Total Written Options				(15,164,152)
	(Premiums received $6,097,854)
	Net Other Assets and Liabilities — (0.1)%				(41,149)
	Net Assets — 100.0%				$56,062,713

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	126.5
Written Options	(27.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$343,927	$343,927	$—	$—
Purchased Options	70,924,087	—	70,924,087	—
Total	$71,268,014	$343,927	$70,924,087	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(15,164,152)	$—	$(15,164,152)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
174,861	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$174,861
	(Cost $174,861)
	Total Investments — 0.7%	174,861
	(Cost $174,861)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 120.9%
	Call Options Purchased — 119.7%
480	SPDR® S&P 500® ETF Trust	$27,056,640	$5.01	02/21/25	26,705,707
480	SPDR® S&P 500® ETF Trust	27,056,640	499.52	02/21/25	3,826,378
	Total Call Options Purchased				30,532,085
	(Cost $26,750,827)
	Put Options Purchased — 1.2%
480	SPDR® S&P 500® ETF Trust	27,056,640	499.52	02/21/25	292,704
	(Cost $961,058)
	Total Purchased Options				30,824,789
	(Cost $27,711,885)
WRITTEN OPTIONS — (21.5)%
	Call Options Written — (21.0)%
(960)	SPDR® S&P 500® ETF Trust	(54,113,280)	527.04	02/21/25	(5,365,613)
	(Premiums received $2,732,834)
	Put Options Written — (0.5)%
(480)	SPDR® S&P 500® ETF Trust	(27,056,640)	424.59	02/21/25	(113,990)
	(Premiums received $306,525)
	Total Written Options				(5,479,603)
	(Premiums received $3,039,359)
	Net Other Assets and Liabilities — (0.1)%				(18,990)
	Net Assets — 100.0%				$25,501,057

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	120.9
Written Options	(21.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$174,861	$174,861	$—	$—
Purchased Options	30,824,789	—	30,824,789	—
Total	$30,999,650	$174,861	$30,824,789	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,479,603)	$—	$(5,479,603)	$—
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - March (YMAR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
809,771	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$809,771
	(Cost $809,771)
	Total Investments — 0.8%	809,771
	(Cost $809,771)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.2%
	Call Options Purchased — 98.9%
12,115	iShares MSCI EAFE ETF	$100,530,270	$0.79	03/21/25	98,639,966
	(Cost $91,678,925)
	Put Options Purchased — 2.3%
12,115	iShares MSCI EAFE ETF	100,530,270	78.89	03/21/25	2,249,877
	(Cost $5,399,834)
	Total Purchased Options				100,889,843
	(Cost $97,078,759)
WRITTEN OPTIONS — (1.9)%
	Call Options Written — (1.1)%
(12,115)	iShares MSCI EAFE ETF	(100,530,270)	91.36	03/21/25	(1,094,954)
	(Premiums received $1,024,496)
	Put Options Written — (0.8)%
(12,115)	iShares MSCI EAFE ETF	(100,530,270)	67.06	03/21/25	(842,356)
	(Premiums received $1,094,476)
	Total Written Options				(1,937,310)
	(Premiums received $2,118,972)
	Net Other Assets and Liabilities — (0.1)%				(68,699)
	Net Assets — 100.0%				$99,693,605

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	101.2
Written Options	(1.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - March (YMAR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$809,771	$809,771	$—	$—
Purchased Options	100,889,843	—	100,889,843	—
Total	$101,699,614	$809,771	$100,889,843	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(1,937,310)	$—	$(1,937,310)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - March (QMAR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
3,114,862	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$3,114,862
	(Cost $3,114,862)
	Total Investments — 0.8%	3,114,862
	(Cost $3,114,862)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.9%
	Call Options Purchased — 100.6%
8,887	Invesco QQQ TrustSM, Series 1	$423,261,149	$4.33	03/21/25	418,861,017
	(Cost $384,543,079)
	Put Options Purchased — 2.3%
8,887	Invesco QQQ TrustSM, Series 1	423,261,149	433.91	03/21/25	9,740,952
	(Cost $23,576,641)
	Total Purchased Options				428,601,969
	(Cost $408,119,720)
WRITTEN OPTIONS — (3.6)%
	Call Options Written — (2.4)%
(8,887)	Invesco QQQ TrustSM, Series 1	(423,261,149)	524.60	03/21/25	(9,978,945)
	(Premiums received $8,960,666)
	Put Options Written — (1.2)%
(8,887)	Invesco QQQ TrustSM, Series 1	(423,261,149)	390.52	03/21/25	(4,828,574)
	(Premiums received $11,809,723)
	Total Written Options				(14,807,519)
	(Premiums received $20,770,389)
	Net Other Assets and Liabilities — (0.1)%				(298,977)
	Net Assets — 100.0%				$416,610,335

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	102.9
Written Options	(3.6)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - March (QMAR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,114,862	$3,114,862	$—	$—
Purchased Options	428,601,969	—	428,601,969	—
Total	$431,716,831	$3,114,862	$428,601,969	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,807,519)	$—	$(14,807,519)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
1,299,425	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,299,425
	(Cost $1,299,425)
	Total Investments — 0.7%	1,299,425
	(Cost $1,299,425)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 117.7%
	Call Options Purchased — 116.1%
3,379	SPDR® S&P 500® ETF Trust	$190,467,472	$5.11	03/21/25	187,498,412
3,379	SPDR® S&P 500® ETF Trust	190,467,472	509.84	03/21/25	24,359,786
	Total Call Options Purchased				211,858,198
	(Cost $182,523,603)
	Put Options Purchased — 1.6%
3,379	SPDR® S&P 500® ETF Trust	190,467,472	509.84	03/21/25	2,807,510
	(Cost $8,581,252)
	Total Purchased Options				214,665,708
	(Cost $191,104,855)
WRITTEN OPTIONS — (18.3)%
	Call Options Written — (17.7)%
(6,758)	SPDR® S&P 500® ETF Trust	(380,934,944)	539.31	03/21/25	(32,255,056)
	(Premiums received $16,056,966)
	Put Options Written — (0.6)%
(3,379)	SPDR® S&P 500® ETF Trust	(190,467,472)	433.37	03/21/25	(1,081,415)
	(Premiums received $3,524,496)
	Total Written Options				(33,336,471)
	(Premiums received $19,581,462)
	Net Other Assets and Liabilities — (0.1)%				(149,118)
	Net Assets — 100.0%				$182,479,544

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	117.7
Written Options	(18.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,299,425	$1,299,425	$—	$—
Purchased Options	214,665,708	—	214,665,708	—
Total	$215,965,133	$1,299,425	$214,665,708	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(33,336,471)	$—	$(33,336,471)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)
Portfolio of Investments
August 31, 2024

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.8%
	Call Options Purchased — 105.8%
696	Invesco QQQ TrustSM, Series 1	$33,148,392	$4.14	04/17/25	$32,773,297
	(Cost $30,496,629)
	Put Options Purchased — 2.0%
696	Invesco QQQ TrustSM, Series 1	33,148,392	414.64	04/17/25	620,999
	(Cost $1,236,356)
	Total Purchased Options				33,394,296
	(Cost $31,732,985)
WRITTEN OPTIONS — (8.5)%
	Call Options Written — (7.9)%
(696)	Invesco QQQ TrustSM, Series 1	(33,148,392)	477.71	04/17/25	(2,459,205)
	(Premiums received $1,711,422)
	Put Options Written — (0.6)%
(696)	Invesco QQQ TrustSM, Series 1	(33,148,392)	331.71	04/17/25	(173,255)
	(Premiums received $310,560)
	Total Written Options				(2,632,460)
	(Premiums received $2,021,982)
	Net Other Assets and Liabilities — 0.7%				219,424
	Net Assets — 100.0%				$30,981,260

Fund Allocation	% of Net Assets
Purchased Options	107.8%
Written Options	(8.5)
Net Other Assets and Liabilities	0.7
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$33,394,296	$—	$33,394,296	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,632,460)	$—	$(2,632,460)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)
Portfolio of Investments
August 31, 2024

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 123.6%
	Call Options Purchased — 122.1%
270	SPDR® S&P 500® ETF Trust	$15,219,360	$4.96	04/17/25	$14,997,941
270	SPDR® S&P 500® ETF Trust	15,219,360	495.17	04/17/25	2,364,930
	Total Call Options Purchased				17,362,871
	(Cost $15,075,280)
	Put Options Purchased — 1.5%
270	SPDR® S&P 500® ETF Trust	15,219,360	495.17	04/17/25	205,321
	(Cost $487,783)
	Total Purchased Options				17,568,192
	(Cost $15,563,063)
WRITTEN OPTIONS — (24.3)%
	Call Options Written — (23.7)%
(540)	SPDR® S&P 500® ETF Trust	(30,438,720)	524.93	04/17/25	(3,367,537)
	(Premiums received $1,853,562)
	Put Options Written — (0.6)%
(270)	SPDR® S&P 500® ETF Trust	(15,219,360)	420.90	04/17/25	(85,833)
	(Premiums received $168,346)
	Total Written Options				(3,453,370)
	(Premiums received $2,021,908)
	Net Other Assets and Liabilities — 0.7%				102,642
	Net Assets — 100.0%				$14,217,464

Fund Allocation	% of Net Assets
Purchased Options	123.6%
Written Options	(24.3)
Net Other Assets and Liabilities	0.7
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$17,568,192	$—	$17,568,192	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,453,370)	$—	$(3,453,370)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)
Portfolio of Investments
August 31, 2024

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.9%
	Call Options Purchased — 100.2%
1,188	Invesco QQQ TrustSM, Series 1	$56,580,876	$4.51	05/16/25	$55,917,117
	(Cost $54,668,735)
	Put Options Purchased — 3.7%
1,188	Invesco QQQ TrustSM, Series 1	56,580,876	451.75	05/16/25	2,040,532
	(Cost $2,775,994)
	Total Purchased Options				57,957,649
	(Cost $57,444,729)
WRITTEN OPTIONS — (4.7)%
	Call Options Written — (3.4)%
(1,188)	Invesco QQQ TrustSM, Series 1	(56,580,876)	523.72	05/16/25	(1,866,467)
	(Premiums received $1,689,194)
	Put Options Written — (1.3)%
(1,188)	Invesco QQQ TrustSM, Series 1	(56,580,876)	383.99	05/16/25	(739,375)
	(Premiums received $885,186)
	Total Written Options				(2,605,842)
	(Premiums received $2,574,380)
	Net Other Assets and Liabilities — 0.8%				444,158
	Net Assets — 100.0%				$55,795,965

Fund Allocation	% of Net Assets
Purchased Options	103.9%
Written Options	(4.7)
Net Other Assets and Liabilities	0.8
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$57,957,649	$—	$57,957,649	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,605,842)	$—	$(2,605,842)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
193,869	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$193,869
	(Cost $193,869)
	Total Investments — 0.9%	193,869
	(Cost $193,869)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 114.6%
	Call Options Purchased — 112.2%
392	SPDR® S&P 500® ETF Trust	$22,096,256	$5.30	05/16/25	21,773,001
392	SPDR® S&P 500® ETF Trust	22,096,256	529.46	05/16/25	2,409,267
	Total Call Options Purchased				24,182,268
	(Cost $22,700,616)
	Put Options Purchased — 2.4%
392	SPDR® S&P 500® ETF Trust	22,096,256	529.46	05/16/25	507,573
	(Cost $791,704)
	Total Purchased Options				24,689,841
	(Cost $23,492,320)
WRITTEN OPTIONS — (15.4)%
	Call Options Written — (14.5)%
(784)	SPDR® S&P 500® ETF Trust	(44,192,512)	558.00	05/16/25	(3,122,382)
	(Premiums received $2,136,679)
	Put Options Written — (0.9)%
(392)	SPDR® S&P 500® ETF Trust	(22,096,256)	450.04	05/16/25	(191,782)
	(Premiums received $238,269)
	Total Written Options				(3,314,164)
	(Premiums received $2,374,948)
	Net Other Assets and Liabilities — (0.1)%				(16,594)
	Net Assets — 100.0%				$21,552,952

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.9%
Purchased Options	114.6
Written Options	(15.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$193,869	$193,869	$—	$—
Purchased Options	24,689,841	—	24,689,841	—
Total	$24,883,710	$193,869	$24,689,841	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,314,164)	$—	$(3,314,164)	$—
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - June (YJUN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
1,812,793	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,812,793
	(Cost $1,812,793)
	Total Investments — 1.1%	1,812,793
	(Cost $1,812,793)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.5%
	Call Options Purchased — 99.5%
21,586	iShares MSCI EAFE ETF	$179,120,628	$0.78	06/20/25	173,454,735
	(Cost $160,465,530)
	Put Options Purchased — 3.0%
21,586	iShares MSCI EAFE ETF	179,120,628	77.95	06/20/25	5,173,948
	(Cost $10,236,686)
	Total Purchased Options				178,628,683
	(Cost $170,702,216)
WRITTEN OPTIONS — (3.5)%
	Call Options Written — (2.0)%
(21,586)	iShares MSCI EAFE ETF	(179,120,628)	90.74	06/20/25	(3,460,883)
	(Premiums received $1,753,284)
	Put Options Written — (1.5)%
(21,586)	iShares MSCI EAFE ETF	(179,120,628)	66.26	06/20/25	(2,585,571)
	(Premiums received $2,013,993)
	Total Written Options				(6,046,454)
	(Premiums received $3,767,277)
	Net Other Assets and Liabilities — (0.1)%				(119,985)
	Net Assets — 100.0%				$174,275,037

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	102.5
Written Options	(3.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - June (YJUN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,812,793	$1,812,793	$—	$—
Purchased Options	178,628,683	—	178,628,683	—
Total	$180,441,476	$1,812,793	$178,628,683	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,046,454)	$—	$(6,046,454)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - June (QJUN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
4,964,153	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$4,964,153
	(Cost $4,964,153)
	Total Investments — 1.0%	4,964,153
	(Cost $4,964,153)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 97.5%
10,048	Invesco QQQ TrustSM, Series 1	$478,556,096	$4.79	06/20/25	472,781,510
	(Cost $473,477,181)
	Put Options Purchased — 5.7%
10,048	Invesco QQQ TrustSM, Series 1	478,556,096	480.17	06/20/25	27,467,816
	(Cost $28,316,732)
	Total Purchased Options				500,249,326
	(Cost $501,793,913)
WRITTEN OPTIONS — (4.1)%
	Call Options Written — (1.2)%
(10,048)	Invesco QQQ TrustSM, Series 1	(478,556,096)	572.84	06/20/25	(5,898,276)
	(Premiums received $9,899,775)
	Put Options Written — (2.9)%
(10,048)	Invesco QQQ TrustSM, Series 1	(478,556,096)	432.15	06/20/25	(14,133,316)
	(Premiums received $14,492,789)
	Total Written Options				(20,031,592)
	(Premiums received $24,392,564)
	Net Other Assets and Liabilities — (0.1)%				(322,360)
	Net Assets — 100.0%				$484,859,527

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	103.2
Written Options	(4.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - June (QJUN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,964,153	$4,964,153	$—	$—
Purchased Options	500,249,326	—	500,249,326	—
Total	$505,213,479	$4,964,153	$500,249,326	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(20,031,592)	$—	$(20,031,592)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
1,831,846	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,831,846
	(Cost $1,831,846)
	Total Investments — 1.0%	1,831,846
	(Cost $1,831,846)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.7%
	Call Options Purchased — 108.5%
3,342	SPDR® S&P 500® ETF Trust	$188,381,856	$5.46	06/20/25	185,087,012
3,342	SPDR® S&P 500® ETF Trust	188,381,856	544.52	06/20/25	17,353,970
	Total Call Options Purchased				202,440,982
	(Cost $192,377,378)
	Put Options Purchased — 3.2%
3,342	SPDR® S&P 500® ETF Trust	188,381,856	544.52	06/20/25	5,839,576
	(Cost $8,936,307)
	Total Purchased Options				208,280,558
	(Cost $201,313,685)
WRITTEN OPTIONS — (12.6)%
	Call Options Written — (11.4)%
(6,684)	SPDR® S&P 500® ETF Trust	(376,763,712)	573.65	06/20/25	(21,257,794)
	(Premiums received $18,156,676)
	Put Options Written — (1.2)%
(3,342)	SPDR® S&P 500® ETF Trust	(188,381,856)	462.84	06/20/25	(2,181,991)
	(Premiums received $2,733,812)
	Total Written Options				(23,439,785)
	(Premiums received $20,890,488)
	Net Other Assets and Liabilities — (0.1)%				(125,499)
	Net Assets — 100.0%				$186,547,120

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	111.7
Written Options	(12.6)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,831,846	$1,831,846	$—	$—
Purchased Options	208,280,558	—	208,280,558	—
Total	$210,112,404	$1,831,846	$208,280,558	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(23,439,785)	$—	$(23,439,785)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)
Portfolio of Investments
August 31, 2024

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.5%
	Call Options Purchased — 97.9%
1,008	Invesco QQQ TrustSM, Series 1	$48,008,016	$4.74	07/18/25	$47,385,022
	(Cost $46,326,614)
	Put Options Purchased — 5.6%
1,008	Invesco QQQ TrustSM, Series 1	48,008,016	475.23	07/18/25	2,693,275
	(Cost $3,275,397)
	Total Purchased Options				50,078,297
	(Cost $49,602,011)
WRITTEN OPTIONS — (4.5)%
	Call Options Written — (3.0)%
(1,008)	Invesco QQQ TrustSM, Series 1	(48,008,016)	541.81	07/18/25	(1,431,420)
	(Premiums received $1,524,027)
	Put Options Written — (1.5)%
(1,008)	Invesco QQQ TrustSM, Series 1	(48,008,016)	380.18	07/18/25	(735,729)
	(Premiums received $950,701)
	Total Written Options				(2,167,149)
	(Premiums received $2,474,728)
	Net Other Assets and Liabilities — 1.0%				469,282
	Net Assets — 100.0%				$48,380,430

Fund Allocation	% of Net Assets
Purchased Options	103.5%
Written Options	(4.5)
Net Other Assets and Liabilities	1.0
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$50,078,297	$—	$50,078,297	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,167,149)	$—	$(2,167,149)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
523,180	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$523,180
	(Cost $523,180)
	Total Investments — 1.0%	523,180
	(Cost $523,180)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.7%
	Call Options Purchased — 108.2%
928	SPDR® S&P 500® ETF Trust	$52,309,504	$5.50	07/18/25	51,417,873
928	SPDR® S&P 500® ETF Trust	52,309,504	549.00	07/18/25	4,773,372
	Total Call Options Purchased				56,191,245
	(Cost $53,920,608)
	Put Options Purchased — 3.5%
928	SPDR® S&P 500® ETF Trust	52,309,504	549.00	07/18/25	1,805,860
	(Cost $2,437,155)
	Total Purchased Options				57,997,105
	(Cost $56,357,763)
WRITTEN OPTIONS — (12.6)%
	Call Options Written — (11.3)%
(1,856)	SPDR® S&P 500® ETF Trust	(104,619,008)	578.43	07/18/25	(5,852,692)
	(Premiums received $5,008,718)
	Put Options Written — (1.3)%
(928)	SPDR® S&P 500® ETF Trust	(52,309,504)	466.65	07/18/25	(689,856)
	(Premiums received $902,565)
	Total Written Options				(6,542,548)
	(Premiums received $5,911,283)
	Net Other Assets and Liabilities — (0.1)%				(32,788)
	Net Assets — 100.0%				$51,944,949

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	111.7
Written Options	(12.6)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$523,180	$523,180	$—	$—
Purchased Options	57,997,105	—	57,997,105	—
Total	$58,520,285	$523,180	$57,997,105	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,542,548)	$—	$(6,542,548)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)
Portfolio of Investments
August 31, 2024

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.4%
	Call Options Purchased — 98.6%
1,512	Invesco QQQ Trust Series 1	$72,012,024	$4.74	08/15/25	$71,092,758
	(Cost $70,878,242)
	Put Options Purchased — 5.8%
1,512	Invesco QQQ Trust Series 1	72,012,024	475.02	08/15/25	4,186,910
	(Cost $4,455,095)
	Total Purchased Options				75,279,668
	(Cost $75,333,337)
WRITTEN OPTIONS — (5.5)%
	Call Options Written — (3.2)%
(1,512)	Invesco QQQ Trust Series 1	(72,012,024)	544.85	08/15/25	(2,293,130)
	(Premiums received $2,463,287)
	Put Options Written — (2.3)%
(1,512)	Invesco QQQ Trust Series 1	(72,012,024)	403.77	08/15/25	(1,656,562)
	(Premiums received $1,737,022)
	Total Written Options				(3,949,692)
	(Premiums received $4,200,309)
	Net Other Assets and Liabilities — 1.1%				760,364
	Net Assets — 100.0%				$72,090,340

Fund Allocation	% of Net Assets
Purchased Options	104.4%
Written Options	(5.5)
Net Other Assets and Liabilities	1.1
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$75,279,668	$—	$75,279,668	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,949,692)	$—	$(3,949,692)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
276,764	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$276,764
	(Cost $276,764)
	Total Investments — 1.0%	276,764
	(Cost $276,764)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 112.0%
	Call Options Purchased — 108.0%
493	SPDR® S&P 500® ETF Trust	$27,789,424	$5.55	08/15/25	27,289,029
493	SPDR® S&P 500® ETF Trust	27,789,424	554.32	08/15/25	2,467,958
	Total Call Options Purchased				29,756,987
	(Cost $29,051,638)
	Put Options Purchased — 4.0%
493	SPDR® S&P 500® ETF Trust	27,789,424	554.32	08/15/25	1,089,530
	(Cost $1,276,072)
	Total Purchased Options				30,846,517
	(Cost $30,327,710)
WRITTEN OPTIONS — (13.0)%
	Call Options Written — (11.5)%
(986)	SPDR® S&P 500® ETF Trust	55,578,848	581.87	08/15/25	(3,147,312)
	(Premiums received $2,833,076)
	Put Options Written — (1.5)%
(493)	SPDR® S&P 500® ETF Trust	(27,789,424)	471.17	08/15/25	(418,064)
	(Premiums received $394,468)
	Total Written Options				(3,565,376)
	(Premiums received $3,227,544)
	Net Other Assets and Liabilities — (0.0)%				(6,973)
	Net Assets — 100.0%				$27,550,932

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	112.0
Written Options	(13.0)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$276,764	$276,764	$—	$—
Purchased Options	30,846,517	—	30,846,517	—
Total	$31,123,281	$276,764	$30,846,517	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,565,376)	$—	$(3,565,376)	$—
See Notes to Financial Statements

FT Vest International Equity Buffer ETF - September (YSEP)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
144,678	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$144,678
	(Cost $144,678)
	Total Investments — 0.4%	144,678
	(Cost $144,678)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 99.8%
	Call Options Purchased — 99.7%
4,152	iShares MSCI EAFE ETF	$34,453,296	$0.71	09/20/24	34,162,573
	(Cost $28,608,460)
	Put Options Purchased — 0.1%
4,152	iShares MSCI EAFE ETF	34,453,296	71.38	09/20/24	27,652
	(Cost $1,570,131)
	Total Purchased Options				34,190,225
	(Cost $30,178,591)
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(4,152)	iShares MSCI EAFE ETF	(34,453,296)	86.09	09/20/24	(35,957)
	(Premiums received $95,520)
	Put Options Written — (0.0)%
(4,152)	iShares MSCI EAFE ETF	(34,453,296)	64.24	09/20/24	(21,258)
	(Premiums received $735,339)
	Total Written Options				(57,215)
	(Premiums received $830,859)
	Net Other Assets and Liabilities — (0.1)%				(24,163)
	Net Assets — 100.0%				$34,253,525

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	99.8
Written Options	(0.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest International Equity Buffer ETF - September (YSEP)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$144,678	$144,678	$—	$—
Purchased Options	34,190,225	—	34,190,225	—
Total	$34,334,903	$144,678	$34,190,225	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(57,215)	$—	$(57,215)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - September (QSPT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
813,511	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$813,511
	(Cost $813,511)
	Total Investments — 0.3%	813,511
	(Cost $813,511)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 106.8%
	Call Options Purchased — 106.7%
6,619	Invesco QQQ TrustSM, Series 1	$315,243,113	$3.71	09/20/24	312,994,506
	(Cost $253,789,585)
	Put Options Purchased — 0.1%
6,619	Invesco QQQ TrustSM, Series 1	315,243,113	370.81	09/20/24	99,484
	(Cost $13,839,129)
	Total Purchased Options				313,093,990
	(Cost $267,628,714)
WRITTEN OPTIONS — (7.0)%
	Call Options Written — (7.0)%
(6,619)	Invesco QQQ TrustSM, Series 1	(315,243,113)	448.68	09/20/24	(20,368,715)
	(Premiums received $6,594,071)
	Put Options Written — (0.0)%
(6,619)	Invesco QQQ TrustSM, Series 1	(315,243,113)	333.73	09/20/24	(51,099)
	(Premiums received $6,697,166)
	Total Written Options				(20,419,814)
	(Premiums received $13,291,237)
	Net Other Assets and Liabilities — (0.1)%				(214,478)
	Net Assets — 100.0%				$293,273,209

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	106.8
Written Options	(7.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - September (QSPT)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$813,511	$813,511	$—	$—
Purchased Options	313,093,990	—	313,093,990	—
Total	$313,907,501	$813,511	$313,093,990	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(20,419,814)	$—	$(20,419,814)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
465,638	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$465,638
	(Cost $465,638)
	Total Investments — 0.3%	465,638
	(Cost $465,638)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 138.2%
	Call Options Purchased — 138.1%
3,050	SPDR® S&P 500® ETF Trust	$171,922,400	$4.44	09/20/24	170,069,891
3,050	SPDR® S&P 500® ETF Trust	171,922,400	443.38	09/20/24	36,647,489
	Total Call Options Purchased				206,717,380
	(Cost $152,689,501)
	Put Options Purchased — 0.1%
3,050	SPDR® S&P 500® ETF Trust	171,922,400	443.38	09/20/24	50,752
	(Cost $6,010,940)
	Total Purchased Options				206,768,132
	(Cost $158,700,441)
WRITTEN OPTIONS — (38.4)%
	Call Options Written — (38.4)%
(6,100)	SPDR® S&P 500® ETF Trust	(343,844,800)	469.54	09/20/24	(57,429,975)
	(Premiums received $17,499,766)
	Put Options Written — (0.0)%
(3,050)	SPDR® S&P 500® ETF Trust	(171,922,400)	376.87	09/20/24	(17,568)
	(Premiums received $2,034,660)
	Total Written Options				(57,447,543)
	(Premiums received $19,534,426)
	Net Other Assets and Liabilities — (0.1)%				(105,495)
	Net Assets — 100.0%				$149,680,732

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	138.2
Written Options	(38.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$465,638	$465,638	$—	$—
Purchased Options	206,768,132	—	206,768,132	—
Total	$207,233,770	$465,638	$206,768,132	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(57,447,543)	$—	$(57,447,543)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
215,946	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$215,946
	(Cost $215,946)
	Total Investments — 0.4%	215,946
	(Cost $215,946)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 150.0%
	Call Options Purchased — 149.9%
1,242	SPDR® S&P 500® ETF Trust	$70,009,056	$4.22	10/18/24	69,303,091
1,242	SPDR® S&P 500® ETF Trust	70,009,056	421.20	10/18/24	17,930,593
	Total Call Options Purchased				87,233,684
	(Cost $74,702,434)
	Put Options Purchased — 0.1%
1,242	SPDR® S&P 500® ETF Trust	70,009,056	421.20	10/18/24	42,501
	(Cost $1,669,660)
	Total Purchased Options				87,276,185
	(Cost $76,372,094)
WRITTEN OPTIONS — (50.3)%
	Call Options Written — (50.3)%
(2,484)	SPDR® S&P 500® ETF Trust	(140,018,112)	448.16	10/18/24	(29,254,242)
	(Premiums received $11,909,664)
	Put Options Written — (0.0)%
(1,242)	SPDR® S&P 500® ETF Trust	(70,009,056)	358.02	10/18/24	(17,823)
	(Premiums received $268,258)
	Total Written Options				(29,272,065)
	(Premiums received $12,177,922)
	Net Other Assets and Liabilities — (0.1)%				(46,699)
	Net Assets — 100.0%				$58,173,367

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	150.0
Written Options	(50.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$215,946	$215,946	$—	$—
Purchased Options	87,276,185	—	87,276,185	—
Total	$87,492,131	$215,946	$87,276,185	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(29,272,065)	$—	$(29,272,065)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
160,164	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$160,164
	(Cost $160,164)
	Total Investments — 0.5%	160,164
	(Cost $160,164)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 137.6%
	Call Options Purchased — 137.4%
731	SPDR® S&P 500® ETF Trust	$41,205,008	$4.52	11/15/24	40,787,000
731	SPDR® S&P 500® ETF Trust	41,205,008	450.80	11/15/24	8,610,091
	Total Call Options Purchased				49,397,091
	(Cost $41,797,292)
	Put Options Purchased — 0.2%
731	SPDR® S&P 500® ETF Trust	41,205,008	450.80	11/15/24	80,775
	(Cost $887,112)
	Total Purchased Options				49,477,866
	(Cost $42,684,404)
WRITTEN OPTIONS — (38.0)%
	Call Options Written — (37.9)%
(1,462)	SPDR® S&P 500® ETF Trust	(82,410,016)	476.27	11/15/24	(13,617,229)
	(Premiums received $7,150,891)
	Put Options Written — (0.1)%
(731)	SPDR® S&P 500® ETF Trust	(41,205,008)	383.18	11/15/24	(32,529)
	(Premiums received $269,581)
	Total Written Options				(13,649,758)
	(Premiums received $7,420,472)
	Net Other Assets and Liabilities — (0.1)%				(25,431)
	Net Assets — 100.0%				$35,962,841

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	137.6
Written Options	(38.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$160,164	$160,164	$—	$—
Purchased Options	49,477,866	—	49,477,866	—
Total	$49,638,030	$160,164	$49,477,866	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,649,758)	$—	$(13,649,758)	$—
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - December (YDEC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
413,566	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$413,566
	(Cost $413,566)
	Total Investments — 0.6%	413,566
	(Cost $413,566)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 100.6%
	Call Options Purchased — 99.9%
8,602	iShares MSCI EAFE ETF	$71,379,396	$0.74	12/20/24	70,209,954
	(Cost $62,749,288)
	Put Options Purchased — 0.7%
8,602	iShares MSCI EAFE ETF	71,379,396	74.34	12/20/24	485,153
	(Cost $3,277,586)
	Total Purchased Options				70,695,107
	(Cost $66,026,874)
WRITTEN OPTIONS — (1.1)%
	Call Options Written — (0.8)%
(8,602)	iShares MSCI EAFE ETF	(71,379,396)	88.02	12/20/24	(542,184)
	(Premiums received $350,322)
	Put Options Written — (0.3)%
(8,602)	iShares MSCI EAFE ETF	(71,379,396)	63.19	12/20/24	(203,695)
	(Premiums received $865,645)
	Total Written Options				(745,879)
	(Premiums received $1,215,967)
	Net Other Assets and Liabilities — (0.1)%				(51,420)
	Net Assets — 100.0%				$70,311,374

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	100.6
Written Options	(1.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - December (YDEC)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$413,566	$413,566	$—	$—
Purchased Options	70,695,107	—	70,695,107	—
Total	$71,108,673	$413,566	$70,695,107	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(745,879)	$—	$(745,879)	$—
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - December (QDEC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,809,442	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,809,442
	(Cost $1,809,442)
	Total Investments — 0.5%	1,809,442
	(Cost $1,809,442)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.5%
	Call Options Purchased — 103.7%
7,806	Invesco QQQ TrustSM, Series 1	$371,776,362	$3.83	12/20/24	368,635,852
	(Cost $320,106,521)
	Put Options Purchased — 0.8%
7,806	Invesco QQQ TrustSM, Series 1	371,776,362	405.11	12/20/24	2,896,182
	(Cost $18,712,072)
	Total Purchased Options				371,532,034
	(Cost $338,818,593)
WRITTEN OPTIONS — (4.9)%
	Call Options Written — (4.5)%
(7,806)	Invesco QQQ TrustSM, Series 1	(371,776,362)	482.05	12/20/24	(16,252,795)
	(Premiums received $6,749,472)
	Put Options Written — (0.4)%
(7,806)	Invesco QQQ TrustSM, Series 1	(371,776,362)	364.59	12/20/24	(1,357,229)
	(Premiums received $8,763,788)
	Total Written Options				(17,610,024)
	(Premiums received $15,513,260)
	Net Other Assets and Liabilities — (0.1)%				(260,851)
	Net Assets — 100.0%				$355,470,601

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	104.5
Written Options	(4.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - December (QDEC)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,809,442	$1,809,442	$—	$—
Purchased Options	371,532,034	—	371,532,034	—
Total	$373,341,476	$1,809,442	$371,532,034	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,610,024)	$—	$(17,610,024)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,722,781	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,722,781
	(Cost $1,722,781)
	Total Investments — 0.5%	1,722,781
	(Cost $1,722,781)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 130.5%
	Call Options Purchased — 130.0%
6,433	SPDR® S&P 500® ETF Trust	$362,615,344	$4.70	12/20/24	357,696,608
6,433	SPDR® S&P 500® ETF Trust	362,615,344	469.34	12/20/24	65,172,980
	Total Call Options Purchased				422,869,588
	(Cost $315,009,534)
	Put Options Purchased — 0.5%
6,433	SPDR® S&P 500® ETF Trust	362,615,344	469.34	12/20/24	1,619,122
	(Cost $25,706,930)
	Total Purchased Options				424,488,710
	(Cost $340,716,464)
WRITTEN OPTIONS — (30.9)%
	Call Options Written — (30.7)%
(12,866)	SPDR® S&P 500® ETF Trust	(725,230,688)	494.59	12/20/24	(99,934,983)
	(Premiums received $25,742,536)
	Put Options Written — (0.2)%
(6,433)	SPDR® S&P 500® ETF Trust	(362,615,344)	398.94	12/20/24	(656,037)
	(Premiums received $11,146,944)
	Total Written Options				(100,591,020)
	(Premiums received $36,889,480)
	Net Other Assets and Liabilities — (0.1)%				(239,188)
	Net Assets — 100.0%				$325,381,283

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	130.5
Written Options	(30.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,722,781	$1,722,781	$—	$—
Purchased Options	424,488,710	—	424,488,710	—
Total	$426,211,491	$1,722,781	$424,488,710	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(100,591,020)	$—	$(100,591,020)	$—
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2024

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)	FT Vest International Equity Moderate Buffer ETF - March (YMAR)	FT Vest Nasdaq-100® Buffer ETF - March (QMAR)
ASSETS:
Investments, at value	$343,927	$174,861	$809,771	$3,114,862
Options contracts purchased, at value	70,924,087	30,824,789	100,889,843	428,601,969
Cash	—	—	—	—
Due from broker	—	—	2,187	—
Receivables:
Dividends	1,652	850	3,637	13,986
Investment securities sold	—	—	—	—
Capital shares sold	—	—	—	—
Total Assets	71,269,666	31,000,500	101,705,438	431,730,817

LIABILITIES:
Options contracts written, at value	15,164,152	5,479,603	1,937,310	14,807,519
Due to broker	—	2	—	60
Payables:
Investment advisory fees	42,801	19,838	74,523	312,903
Investment securities purchased	—	—	—	—
Capital shares redeemed	—	—	—	—
Total Liabilities	15,206,953	5,499,443	2,011,833	15,120,482
NET ASSETS	$56,062,713	$25,501,057	$99,693,605	$416,610,335

NET ASSETS consist of:
Paid-in capital	$50,849,630	$23,720,879	$102,389,822	$410,838,787
Par value	17,000	8,000	41,500	148,000
Accumulated distributable earnings (loss)	5,196,083	1,772,178	(2,737,717)	5,623,548
NET ASSETS	$56,062,713	$25,501,057	$99,693,605	$416,610,335
NET ASSET VALUE, per share	$32.98	$31.88	$24.02	$28.15
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,700,002	800,002	4,150,002	14,800,002
Investments, at cost	$343,927	$174,861	$809,771	$3,114,862
Premiums paid on options contracts purchased	$60,248,041	$27,711,885	$97,078,759	$408,119,720
Premiums received on options contracts written	$6,097,854	$3,039,359	$2,118,972	$20,770,389
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)	FT Vest Nasdaq- 100® Conservative Buffer ETF - April (QCAP)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)	FT Vest Nasdaq- 100® Moderate Buffer ETF - May (QMMY)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)	FT Vest International Equity Moderate Buffer ETF - June (YJUN)

$1,299,425	$—	$—	$—	$193,869	$1,812,793
214,665,708	33,394,296	17,568,192	57,957,649	24,689,841	178,628,683
—	243,418	113,288	523,492	—	—
—	428	—	—	—	456

5,849	—	—	—	1,097	7,986
1,016,469	—	—	—	—	—
—	—	—	—	—	—
216,987,451	33,638,142	17,681,480	58,481,141	24,884,807	180,449,918

33,336,471	2,632,460	3,453,370	2,605,842	3,314,164	6,046,454
—	—	518	230	252	—

132,080	24,422	10,128	79,104	17,439	128,427
157,852	—	—	—	—	—
881,504	—	—	—	—	—
34,507,907	2,656,882	3,464,016	2,685,176	3,331,855	6,174,881
$182,479,544	$30,981,260	$14,217,464	$55,795,965	$21,552,952	$174,275,037

$234,964,079	$29,644,445	$13,559,847	$52,522,906	$21,051,883	$183,431,344
51,750	14,500	4,500	27,000	7,000	77,000
(52,536,285)	1,322,315	653,117	3,246,059	494,069	(9,233,307)
$182,479,544	$30,981,260	$14,217,464	$55,795,965	$21,552,952	$174,275,037
$35.26	$21.37	$31.59	$20.67	$30.79	$22.63
5,175,002	1,450,002	450,002	2,700,002	700,002	7,700,002
$1,299,425	$—	$—	$—	$193,869	$1,812,793
$191,104,855	$31,732,985	$15,563,063	$57,444,729	$23,492,320	$170,702,216
$19,581,462	$2,021,982	$2,021,908	$2,574,380	$2,374,948	$3,767,277
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2024

	FT Vest Nasdaq-100® Buffer ETF - June (QJUN)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)	FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
ASSETS:
Investments, at value	$4,964,153	$1,831,846	$—	$523,180
Options contracts purchased, at value	500,249,326	208,280,558	50,078,297	57,997,105
Cash	—	—	502,733	—
Due from broker	3,267	159	—	—
Receivables:
Dividends	21,150	8,182	—	2,248
Investment securities sold	—	—	—	—
Capital shares sold	—	—	—	—
Total Assets	505,237,896	210,120,745	50,581,030	58,522,533

LIABILITIES:
Options contracts written, at value	20,031,592	23,439,785	2,167,149	6,542,548
Due to broker	—	—	—	—
Payables:
Investment advisory fees	346,777	133,840	33,451	35,036
Investment securities purchased	—	—	—	—
Capital shares redeemed	—	—	—	—
Total Liabilities	20,378,369	23,573,625	2,200,600	6,577,584
NET ASSETS	$484,859,527	$186,547,120	$48,380,430	$51,944,949

NET ASSETS consist of:
Paid-in capital	$527,659,496	$204,617,965	$47,606,015	$61,448,397
Par value	182,500	49,500	24,000	15,000
Accumulated distributable earnings (loss)	(42,982,469)	(18,120,345)	750,415	(9,518,448)
NET ASSETS	$484,859,527	$186,547,120	$48,380,430	$51,944,949
NET ASSET VALUE, per share	$26.57	$37.69	$20.16	$34.63
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	18,250,002	4,950,002	2,400,002	1,500,002
Investments, at cost	$4,964,153	$1,831,846	$—	$523,180
Premiums paid on options contracts purchased	$501,793,913	$201,313,685	$49,602,011	$56,357,763
Premiums received on options contracts written	$24,392,564	$20,890,488	$2,474,728	$5,911,283
See Notes to Financial Statements

FT Vest Nasdaq- 100® Moderate Buffer ETF - August (QMAG)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)	FT Vest International Equity Buffer ETF - September (YSEP)	FT Vest Nasdaq- 100® Buffer ETF - September (QSPT)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)

$—	$276,764	$144,678	$813,511	$465,638	$215,946
75,279,668	30,846,517	34,190,225	313,093,990	206,768,132	87,276,185
770,131	—	—	—	—	—
432	—	264	239	—	—

—	516	656	3,598	2,135	1,112
—	108,407	—	—	—	—
—	834,982	—	—	—	—
76,050,231	32,067,186	34,335,823	313,911,338	207,235,905	87,493,243

3,949,692	3,565,376	57,215	20,419,814	57,447,543	29,272,065
—	—	—	—	428	—

10,199	12,274	25,083	218,315	107,202	47,811
—	938,604	—	—	—	—
—	—	—	—	—	—
3,959,891	4,516,254	82,298	20,638,129	57,555,173	29,319,876
$72,090,340	$27,550,932	$34,253,525	$293,273,209	$149,680,732	$58,173,367

$71,857,392	$30,379,460	$33,052,428	$262,022,707	$148,079,626	$54,108,524
36,000	8,250	15,000	111,000	39,250	17,250
196,948	(2,836,778)	1,186,097	31,139,502	1,561,856	4,047,593
$72,090,340	$27,550,932	$34,253,525	$293,273,209	$149,680,732	$58,173,367
$20.03	$33.39	$22.84	$26.42	$38.14	$33.72
3,600,002	825,002	1,500,002	11,100,002	3,925,002	1,725,002
$—	$276,764	$144,678	$813,511	$465,638	$215,946
$75,333,337	$30,327,710	$30,178,591	$267,628,714	$158,700,441	$76,372,094
$4,200,309	$3,227,544	$830,859	$13,291,237	$19,534,426	$12,177,922
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2024

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)	FT Vest International Equity Moderate Buffer ETF - December (YDEC)	FT Vest Nasdaq-100® Buffer ETF - December (QDEC)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
ASSETS:
Investments, at value	$160,164	$413,566	$1,809,442	$1,722,781
Options contracts purchased, at value	49,477,866	70,695,107	371,532,034	424,488,710
Cash	—	—	—	—
Due from broker	—	1,841	571	3,338
Receivables:
Dividends	735	1,990	8,215	7,786
Investment securities sold	—	—	1,380,275	2,375,500
Capital shares sold	—	—	—	—
Total Assets	49,638,765	71,112,504	374,730,537	428,598,115

LIABILITIES:
Options contracts written, at value	13,649,758	745,879	17,610,024	100,591,020
Due to broker	2	—	—	—
Payables:
Investment advisory fees	26,164	55,251	267,994	234,988
Investment securities purchased	—	—	65,423	562,922
Capital shares redeemed	—	—	1,316,495	1,827,902
Total Liabilities	13,675,924	801,130	19,259,936	103,216,832
NET ASSETS	$35,962,841	$70,311,374	$355,470,601	$325,381,283

NET ASSETS consist of:
Paid-in capital	$33,941,603	$66,466,705	$339,210,759	$355,660,067
Par value	10,750	28,500	135,000	89,000
Accumulated distributable earnings (loss)	2,010,488	3,816,169	16,124,842	(30,367,784)
NET ASSETS	$35,962,841	$70,311,374	$355,470,601	$325,381,283
NET ASSET VALUE, per share	$33.45	$24.67	$26.33	$36.56
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,075,002	2,850,002	13,500,002	8,900,002
Investments, at cost	$160,164	$413,566	$1,809,442	$1,722,781
Premiums paid on options contracts purchased	$42,684,404	$66,026,874	$338,818,593	$340,716,464
Premiums received on options contracts written	$7,420,472	$1,215,967	$15,513,260	$36,889,480
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Period Ended August 31, 2024

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN) (a)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB) (b)	FT Vest International Equity Moderate Buffer ETF - March (YMAR)	FT Vest Nasdaq-100® Buffer ETF - March (QMAR)
INVESTMENT INCOME:
Dividends	$18,676	$7,268	$31,997	$125,828
Total investment income	18,676	7,268	31,997	125,828

EXPENSES:
Investment advisory fees	411,099	133,526	691,292	2,712,496
Total expenses	411,099	133,526	691,292	2,712,496
NET INVESTMENT INCOME (LOSS)	(392,423)	(126,258)	(659,295)	(2,586,668)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Purchased options contracts	—	105,128	(3,065,576)	3,847,290
Written options contracts	—	(61,734)	(1,069)	(27,301,491)
In-kind redemptions - Purchased options contracts	8,760,355	1,566,388	10,447,371	60,487,928
In-kind redemptions - Written options contracts	(4,789,829)	(386,473)	2,372,839	4,929,924
Net realized gain (loss)	3,970,526	1,223,309	9,753,565	41,963,651
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	10,676,046	3,112,904	4,061,933	(4,612,933)
Written options contracts	(9,066,298)	(2,440,244)	(1,324,339)	11,102,486
Net change in unrealized appreciation (depreciation)	1,609,748	672,660	2,737,594	6,489,553
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,580,274	1,895,969	12,491,159	48,453,204
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,187,851	$1,769,711	$11,831,864	$45,866,536

(a)	Inception date is January 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is April 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is May 17, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)	FT Vest Nasdaq- 100® Conservative Buffer ETF - April (QCAP) (c)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR) (c)	FT Vest Nasdaq- 100® Moderate Buffer ETF - May (QMMY) (d)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY) (d)	FT Vest International Equity Moderate Buffer ETF - June (YJUN)

$78,173	$428	$(518)	$(227)	$3,686	$68,201
78,173	428	(518)	(227)	3,686	68,201

1,763,997	87,983	39,472	251,368	68,562	1,372,586
1,763,997	87,983	39,472	251,368	68,562	1,372,586
(1,685,824)	(87,555)	(39,990)	(251,595)	(64,876)	(1,304,385)

(12,760,769)	(129,979)	—	26,532	(16,743)	(10,184,655)
(50,279,626)	70,665	—	(10,294)	(29,098)	293,842
92,585,782	386,656	122,286	2,618,402	50,743	15,793,568
(5,430,417)	30,206	(3,785)	364,060	293,606	4,110,225
24,114,970	357,548	118,501	2,998,700	298,508	10,012,980

(12,076,574)	1,661,311	2,005,129	512,920	1,197,521	10,639,965
9,263,681	(610,478)	(1,431,462)	(31,462)	(939,216)	(2,602,519)
(2,812,893)	1,050,833	573,667	481,458	258,305	8,037,446
21,302,077	1,408,381	692,168	3,480,158	556,813	18,050,426
$19,616,253	$1,320,826	$652,178	$3,228,563	$491,937	$16,746,041
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Period Ended August 31, 2024

	FT Vest Nasdaq-100® Buffer ETF - June (QJUN)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)	FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL) (e)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
INVESTMENT INCOME:
Dividends	$152,766	$91,356	$—	$7,258
Total investment income	152,766	91,356	—	7,258

EXPENSES:
Investment advisory fees	3,369,878	2,038,257	37,856	406,735
Total expenses	3,369,878	2,038,257	37,856	406,735
NET INVESTMENT INCOME (LOSS)	(3,217,112)	(1,946,901)	(37,856)	(399,477)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Purchased options contracts	(8,077,370)	37,187,384	—	(3,242,400)
Written options contracts	(21,951,681)	(43,564,182)	—	(7,259,176)
In-kind redemptions - Purchased options contracts	87,961,787	41,897,904	—	16,973,779
In-kind redemptions - Written options contracts	10,201,311	(5,747,525)	—	(687,599)
Net realized gain (loss)	68,134,047	29,773,581	—	5,784,604
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(5,050,385)	(2,972,226)	476,286	1,705,302
Written options contracts	395,310	1,984,133	307,579	(964,508)
Net change in unrealized appreciation (depreciation)	(4,655,075)	(988,093)	783,865	740,794
NET REALIZED AND UNREALIZED GAIN (LOSS)	63,478,972	28,785,488	783,865	6,525,398
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,261,860	$26,838,587	$746,009	$6,125,921

(e)	Inception date is July 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(f)	Inception date is August 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(g)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest Nasdaq- 100® Moderate Buffer ETF - August (QMAG) (f)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)	FT Vest International Equity Buffer ETF - September (YSEP)	FT Vest Nasdaq- 100® Buffer ETF - September (QSPT)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT) (g)

$432	$2,510	$14,392	$78,067	$47,676	$8,620
432	2,510	14,392	78,067	47,676	8,620

10,200	215,388	296,994	2,162,299	1,123,821	344,989
10,200	215,388	296,994	2,162,299	1,123,821	344,989
(9,768)	(212,878)	(282,602)	(2,084,232)	(1,076,145)	(336,369)

—	705,950	(1,751,802)	(6,644,783)	(7,667,428)	34,396
—	(3,637,898)	11,292	766,863	(7,724,103)	(27,229)
372	6,843,178	4,095,578	29,638,725	23,509,804	10,394,824
2,309	(851,281)	1,072,773	5,149,350	1,013,055	170,922
2,681	3,059,949	3,427,841	28,910,155	9,131,328	10,572,913

(53,669)	(226,587)	2,081,293	28,840,427	36,289,987	10,904,091
250,617	82,214	(212,399)	(9,722,879)	(29,857,900)	(17,094,143)
196,948	(144,373)	1,868,894	19,117,548	6,432,087	(6,190,052)
199,629	2,915,576	5,296,735	48,027,703	15,563,415	4,382,861
$189,861	$2,702,698	$5,014,133	$45,943,471	$14,487,270	$4,046,492
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Period Ended August 31, 2024

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV) (h)	FT Vest International Equity Moderate Buffer ETF - December (YDEC)	FT Vest Nasdaq-100® Buffer ETF - December (QDEC)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
INVESTMENT INCOME:
Dividends	$4,784	$31,706	$124,321	$133,349
Total investment income	4,784	31,706	124,321	133,349

EXPENSES:
Investment advisory fees	169,319	651,681	2,809,339	3,044,445
Total expenses	169,319	651,681	2,809,339	3,044,445
NET INVESTMENT INCOME (LOSS)	(164,535)	(619,975)	(2,685,018)	(2,911,096)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Purchased options contracts	103,420	(1,039,437)	13,640,772	(3,326,679)
Written options contracts	(142,607)	280,956	(19,760,294)	(47,093,217)
In-kind redemptions - Purchased options contracts	1,850,876	5,494,592	44,028,414	104,822,127
In-kind redemptions - Written options contracts	(202,397)	2,735,710	4,221,890	(2,210,788)
Net realized gain (loss)	1,609,292	7,471,821	42,130,782	52,191,443
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	6,793,462	2,953,522	4,379,493	25,411,836
Written options contracts	(6,229,286)	(1,865,233)	4,635,948	(39,549,276)
Net change in unrealized appreciation (depreciation)	564,176	1,088,289	9,015,441	(14,137,440)
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,173,468	8,560,110	51,146,223	38,054,003
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,008,933	$7,940,135	$48,461,205	$35,142,907

(h)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)	FT Vest International Equity Moderate Buffer ETF - March (YMAR)
	Period Ended 8/31/2024 (a)	Period Ended 8/31/2024 (b)	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(392,423)	$(126,258)	$(659,295)	$(357,048)
Net realized gain (loss)	3,970,526	1,223,309	9,753,565	(1,916,208)
Net change in unrealized appreciation (depreciation)	1,609,748	672,660	2,737,594	5,406,607
Net increase (decrease) in net assets resulting from operations	5,187,851	1,769,711	11,831,864	3,133,351

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	104,880,344	37,843,209	130,884,501	75,264,238
Cost of shares redeemed	(54,005,482)	(14,111,863)	(102,562,460)	(56,588,373)
Net increase (decrease) in net assets resulting from shareholder transactions	50,874,862	23,731,346	28,322,041	18,675,865
Total increase (decrease) in net assets	56,062,713	25,501,057	40,153,905	21,809,216

NET ASSETS:
Beginning of period	—	—	59,539,700	37,730,484
End of period	$56,062,713	$25,501,057	$99,693,605	$59,539,700

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—	2,850,002	2,100,002
Shares sold	3,375,002	1,250,002	5,850,000	3,700,000
Shares redeemed	(1,675,000)	(450,000)	(4,550,000)	(2,950,000)
Shares outstanding, end of period	1,700,002	800,002	4,150,002	2,850,002

(a)	Inception date is January 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is April 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest Nasdaq-100® Buffer ETF - March (QMAR)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)		FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Period Ended 8/31/2023 (c)	Period Ended 8/31/2024 (d)

$(2,586,668)	$(905,537)	$(1,685,824)	$(922,975)	$(87,555)
41,963,651	672,095	24,114,970	4,239,257	357,548
6,489,553	24,984,968	(2,812,893)	12,618,737	1,050,833
45,866,536	24,751,526	19,616,253	15,935,019	1,320,826

487,310,139	244,611,999	216,352,029	300,971,186	38,016,352
(302,301,920)	(130,285,396)	(322,379,752)	(48,015,191)	(8,355,918)
185,008,219	114,326,603	(106,027,723)	252,955,995	29,660,434
230,874,755	139,078,129	(86,411,470)	268,891,014	30,981,260

185,735,580	46,657,451	268,891,014	—	—
$416,610,335	$185,735,580	$182,479,544	$268,891,014	$30,981,260

7,600,002	2,300,002	8,425,002	—	—
18,650,000	11,150,000	6,500,000	9,950,002	1,850,002
(11,450,000)	(5,850,000)	(9,750,000)	(1,525,000)	(400,000)
14,800,002	7,600,002	5,175,002	8,425,002	1,450,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)	FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)
	Period Ended 8/31/2024 (d)	Period Ended 8/31/2024 (e)	Period Ended 8/31/2024 (e)
OPERATIONS:
Net investment income (loss)	$(39,990)	$(251,595)	$(64,876)
Net realized gain (loss)	118,501	2,998,700	298,508
Net change in unrealized appreciation (depreciation)	573,667	481,458	258,305
Net increase (decrease) in net assets resulting from operations	652,178	3,228,563	491,937

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	14,345,934	125,641,500	41,074,634
Cost of shares redeemed	(780,648)	(73,074,098)	(20,013,619)
Net increase (decrease) in net assets resulting from shareholder transactions	13,565,286	52,567,402	21,061,015
Total increase (decrease) in net assets	14,217,464	55,795,965	21,552,952

NET ASSETS:
Beginning of period	—	—	—
End of period	$14,217,464	$55,795,965	$21,552,952

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—	—
Shares sold	475,002	6,250,002	1,375,002
Shares redeemed	(25,000)	(3,550,000)	(675,000)
Shares outstanding, end of period	450,002	2,700,002	700,002

(d)	Inception date is April 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(e)	Inception date is May 17, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - June (YJUN)		FT Vest Nasdaq-100® Buffer ETF - June (QJUN)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(1,304,385)	$(604,718)	$(3,217,112)	$(1,121,390)	$(1,946,901)	$(1,453,745)
10,012,980	11,944,254	68,134,047	17,675,357	29,773,581	18,094,653
8,037,446	(2,190,247)	(4,655,075)	4,521,275	(988,093)	3,239,580
16,746,041	9,149,289	60,261,860	21,075,242	26,838,587	19,880,488

230,270,343	158,749,964	552,804,745	392,039,009	72,416,725	410,957,170
(186,864,212)	(83,430,647)	(491,123,504)	(142,246,301)	(261,108,531)	(193,084,376)
43,406,131	75,319,317	61,681,241	249,792,708	(188,691,806)	217,872,794
60,152,172	84,468,606	121,943,101	270,867,950	(161,853,219)	237,753,282

114,122,865	29,654,259	362,916,426	92,048,476	348,400,339	110,647,057
$174,275,037	$114,122,865	$484,859,527	$362,916,426	$186,547,120	$348,400,339

5,650,002	1,700,002	16,050,002	4,900,002	10,325,002	3,650,002
10,550,000	8,100,000	21,400,000	17,950,000	2,000,000	12,600,000
(8,500,000)	(4,150,000)	(19,200,000)	(6,800,000)	(7,375,000)	(5,925,000)
7,700,002	5,650,002	18,250,002	16,050,002	4,950,002	10,325,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)		FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)
	Period Ended 8/31/2024 (f)	Year Ended 8/31/2024	Period Ended 8/31/2023 (g)	Period Ended 8/31/2024 (h)
OPERATIONS:
Net investment income (loss)	$(37,856)	$(399,477)	$(23,698)	$(9,768)
Net realized gain (loss)	—	5,784,604	(6,171)	2,681
Net change in unrealized appreciation (depreciation)	783,865	740,794	267,283	196,948
Net increase (decrease) in net assets resulting from operations	746,009	6,125,921	237,414	189,861

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	47,634,421	73,434,829	38,345,887	72,903,702
Cost of shares redeemed	—	(65,442,590)	(756,512)	(1,003,223)
Net increase (decrease) in net assets resulting from shareholder transactions	47,634,421	7,992,239	37,589,375	71,900,479
Total increase (decrease) in net assets	48,380,430	14,118,160	37,826,789	72,090,340

NET ASSETS:
Beginning of period	—	37,826,789	—	—
End of period	$48,380,430	$51,944,949	$37,826,789	$72,090,340

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	1,225,002	—	—
Shares sold	2,400,002	2,225,000	1,250,002	3,650,002
Shares redeemed	—	(1,950,000)	(25,000)	(50,000)
Shares outstanding, end of period	2,400,002	1,500,002	1,225,002	3,600,002

(f)	Inception date is July 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(g)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(h)	Inception date is August 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(i)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)		FT Vest International Equity Buffer ETF - September (YSEP)		FT Vest Nasdaq-100® Buffer ETF - September (QSPT)
Year Ended 8/31/2024	Period Ended 8/31/2023 (i)	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(212,878)	$(6,282)	$(282,602)	$(220,500)	$(2,084,232)	$(661,812)
3,059,949	—	3,427,841	1,304,092	28,910,155	(1,178,614)
(144,373)	325,348	1,868,894	3,933,164	19,117,548	22,112,292
2,702,698	319,066	5,014,133	5,016,756	45,943,471	20,271,866

50,998,466	35,080,911	33,373,991	29,330,078	293,463,972	116,133,280
(61,550,209)	—	(27,913,489)	(16,579,273)	(155,982,996)	(50,886,198)
(10,551,743)	35,080,911	5,460,502	12,750,805	137,480,976	65,247,082
(7,849,045)	35,399,977	10,474,635	17,767,561	183,424,447	85,518,948

35,399,977	—	23,778,890	6,011,329	109,848,762	24,329,814
$27,550,932	$35,399,977	$34,253,525	$23,778,890	$293,273,209	$109,848,762

1,175,002	—	1,200,002	350,002	5,000,002	1,350,002
1,600,000	1,175,002	1,700,000	1,750,000	12,850,000	6,350,000
(1,950,000)	—	(1,400,000)	(900,000)	(6,750,000)	(2,700,000)
825,002	1,175,002	1,500,002	1,200,002	11,100,002	5,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)	FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)
	Year Ended 8/31/2024	Period Ended 8/31/2023 (j)	Period Ended 8/31/2024 (k)	Period Ended 8/31/2024 (l)
OPERATIONS:
Net investment income (loss)	$(1,076,145)	$(1,153,329)	$(336,369)	$(164,535)
Net realized gain (loss)	9,131,328	19,215,156	10,572,913	1,609,292
Net change in unrealized appreciation (depreciation)	6,432,087	3,722,487	(6,190,052)	564,176
Net increase (decrease) in net assets resulting from operations	14,487,270	21,784,314	4,046,492	2,008,933

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	182,087,585	208,590,188	77,544,291	43,731,553
Cost of shares redeemed	(143,113,593)	(134,155,032)	(23,417,416)	(9,777,645)
Net increase (decrease) in net assets resulting from shareholder transactions	38,973,992	74,435,156	54,126,875	33,953,908
Total increase (decrease) in net assets	53,461,262	96,219,470	58,173,367	35,962,841

NET ASSETS:
Beginning of period	96,219,470	—	—	—
End of period	$149,680,732	$96,219,470	$58,173,367	$35,962,841

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,800,002	—	—	—
Shares sold	5,225,000	6,875,002	2,425,002	1,375,002
Shares redeemed	(4,100,000)	(4,075,000)	(700,000)	(300,000)
Shares outstanding, end of period	3,925,002	2,800,002	1,725,002	1,075,002

(j)	Inception date is September 21, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(k)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(l)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest International Equity Moderate Buffer ETF - December (YDEC)		FT Vest Nasdaq-100® Buffer ETF - December (QDEC)		FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$(619,975)	$(348,186)	$(2,685,018)	$(919,039)	$(2,911,096)	$(2,293,326)
7,471,821	(688,335)	42,130,782	(9,785,725)	52,191,443	9,834,995
1,088,289	5,589,666	9,015,441	32,640,311	(14,137,440)	36,031,585
7,940,135	4,553,145	48,461,205	21,935,547	35,142,907	43,573,254

87,926,334	68,547,162	422,454,789	116,741,471	406,283,471	461,674,530
(89,746,682)	(20,085,865)	(258,966,577)	(66,784,994)	(471,677,120)	(227,470,819)
(1,820,348)	48,461,297	163,488,212	49,956,477	(65,393,649)	234,203,711
6,119,787	53,014,442	211,949,417	71,892,024	(30,250,742)	277,776,965

64,191,587	11,177,145	143,521,184	71,629,160	355,632,025	77,855,060
$70,311,374	$64,191,587	$355,470,601	$143,521,184	$325,381,283	$355,632,025

2,950,002	600,002	6,300,002	3,600,002	10,725,002	2,700,002
3,900,000	3,350,000	17,800,000	5,950,000	11,975,000	15,425,000
(4,000,000)	(1,000,000)	(10,600,000)	(3,250,000)	(13,800,000)	(7,400,000)
2,850,002	2,950,002	13,500,002	6,300,002	8,900,002	10,725,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout the period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January (XJAN)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.87
Income from investment operations:
Net investment income (loss) (b)	(0.16)
Net realized and unrealized gain (loss)	2.27
Total from investment operations	2.11
Net asset value, end of period	$32.98
Total return (c)	6.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$56,063
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is January 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February (XFEB)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$29.97
Income from investment operations:
Net investment income (loss) (b)	(0.13)
Net realized and unrealized gain (loss)	2.04
Total from investment operations	1.91
Net asset value, end of period	$31.88
Total return (c)	6.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$25,501
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.80)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Moderate Buffer ETF - March (YMAR)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$20.89	$17.97	$21.14	$20.02
Income from investment operations:
Net investment income (loss)	(0.19) (b)	(0.17) (b)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	3.32	3.09	(3.09)	1.16
Total from investment operations	3.13	2.92	(3.17)	1.12
Net asset value, end of period	$24.02	$20.89	$17.97	$21.14
Total return (c)	14.98%	16.25%	(15.00)%	5.59%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$99,694	$59,540	$37,730	$12,687
Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - March (QMAR)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$24.44	$20.29	$22.22	$20.04
Income from investment operations:
Net investment income (loss)	(0.23) (b)	(0.19) (b)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	3.94	4.34	(1.86)	2.24
Total from investment operations	3.71	4.15	(1.93)	2.18
Net asset value, end of period	$28.15	$24.44	$20.29	$22.22
Total return (c)	15.18%	20.45%	(8.69)%	10.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$416,610	$185,736	$46,657	$18,885
Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$31.92	$29.64
Income from investment operations:
Net investment income (loss) (b)	(0.27)	(0.12)
Net realized and unrealized gain (loss)	3.61	2.40
Total from investment operations	3.34	2.28
Net asset value, end of period	$35.26	$31.92
Total return (c)	10.46%	7.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$182,480	$268,891
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Nasdaq-100® Conservative Buffer ETF - April (QCAP)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.90
Income from investment operations:
Net investment income (loss) (b)	(0.07)
Net realized and unrealized gain (loss)	1.54
Total from investment operations	1.47
Net asset value, end of period	$21.37
Total return (c)	7.39%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,981
Ratio of total expenses to average net assets	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.90)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is April 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April (XAPR)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$29.71
Income from investment operations:
Net investment income (loss) (b)	(0.10)
Net realized and unrealized gain (loss)	1.98
Total from investment operations	1.88
Net asset value, end of period	$31.59
Total return (c)	6.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,217
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.86)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is April 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Nasdaq-100® Moderate Buffer ETF - May (QMMY)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.88
Income from investment operations:
Net investment income (loss) (b)	(0.05)
Net realized and unrealized gain (loss)	0.84
Total from investment operations	0.79
Net asset value, end of period	$20.67
Total return (c)	3.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$55,796
Ratio of total expenses to average net assets	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.90)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is May 17, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May (XMAY)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$29.65
Income from investment operations:
Net investment income (loss) (b)	(0.07)
Net realized and unrealized gain (loss)	1.21
Total from investment operations	1.14
Net asset value, end of period	$30.79
Total return (c)	3.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,553
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.80)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is May 17, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Moderate Buffer ETF - June (YJUN)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$20.20	$17.44	$20.44	$19.95
Income from investment operations:
Net investment income (loss)	(0.18) (b)	(0.17) (b)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	2.61	2.93	(2.93)	0.51
Total from investment operations	2.43	2.76	(3.00)	0.49
Net asset value, end of period	$22.63	$20.20	$17.44	$20.44
Total return (c)	12.03%	15.83%	(14.68)%	2.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$174,275	$114,123	$29,654	$13,285
Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - June (QJUN)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$22.61	$18.79	$20.96	$19.87
Income from investment operations:
Net investment income (loss)	(0.21) (b)	(0.17) (b)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	4.17	3.99	(2.12)	1.12
Total from investment operations	3.96	3.82	(2.17)	1.09
Net asset value, end of period	$26.57	$22.61	$18.79	$20.96
Total return (c)	17.51%	20.33%	(10.35)%	5.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$484,860	$362,916	$92,048	$33,533
Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$33.74	$30.31	$30.11	$29.72
Income from investment operations:
Net investment income (loss)	(0.29) (b)	(0.26) (b)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	4.24	3.69	0.23	0.42
Total from investment operations	3.95	3.43	0.20	0.39
Net asset value, end of period	$37.69	$33.74	$30.31	$30.11
Total return (c)	11.71%	11.32%	0.66%	1.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$186,547	$348,400	$110,647	$6,023
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is July 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Nasdaq-100® Conservative Buffer ETF - July (QCJL)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.96
Income from investment operations:
Net investment income (loss) (b)	(0.02)
Net realized and unrealized gain (loss)	0.22
Total from investment operations	0.20
Net asset value, end of period	$20.16
Total return (c)	1.00%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$48,380
Ratio of total expenses to average net assets	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.90)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is July 19, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.88	$30.75
Income from investment operations:
Net investment income (loss) (b)	(0.27)	(0.03)
Net realized and unrealized gain (loss)	4.02	0.16
Total from investment operations	3.75	0.13
Net asset value, end of period	$34.63	$30.88
Total return (c)	12.14%	0.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$51,945	$37,827
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Nasdaq-100® Moderate Buffer ETF - August (QMAG)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.95
Income from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss)	0.09
Total from investment operations	0.08
Net asset value, end of period	$20.03
Total return (c)	0.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$72,090
Ratio of total expenses to average net assets	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is August 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.13	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.26)	(0.01)
Net realized and unrealized gain (loss)	3.52	0.46
Total from investment operations	3.26	0.45
Net asset value, end of period	$33.39	$30.13
Total return (c)	10.82%	1.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27,551	$35,400
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Buffer ETF - September (YSEP)

	Year Ended August 31,		Period Ended 8/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$19.82	$17.18	$19.96
Income from investment operations:
Net investment income (loss)	(0.18) (b)	(0.16) (b)	(0.16)
Net realized and unrealized gain (loss)	3.20	2.80	(2.62)
Total from investment operations	3.02	2.64	(2.78)
Net asset value, end of period	$22.84	$19.82	$17.18
Total return (c)	15.24%	15.37%	(13.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$34,254	$23,779	$6,011
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.87)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - September (QSPT)

	Year Ended August 31,		Period Ended 8/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$21.97	$18.02	$20.19
Income from investment operations:
Net investment income (loss)	(0.21) (b)	(0.17) (b)	(0.16)
Net realized and unrealized gain (loss)	4.66	4.12	(2.01)
Total from investment operations	4.45	3.95	(2.17)
Net asset value, end of period	$26.42	$21.97	$18.02
Total return (c)	20.25%	21.92%	(10.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$293,273	$109,849	$24,330
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.87)%	(0.89)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$34.36	$30.19
Income from investment operations:
Net investment income (loss) (b)	(0.30)	(0.26)
Net realized and unrealized gain (loss)	4.08	4.43
Total from investment operations	3.78	4.17
Net asset value, end of period	$38.14	$34.36
Total return (c)	11.00%	13.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$149,681	$96,219
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.84)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is September 21, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October (XOCT)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.33
Income from investment operations:
Net investment income (loss) (b)	(0.23)
Net realized and unrealized gain (loss)	3.62
Total from investment operations	3.39
Net asset value, end of period	$33.72
Total return (c)	11.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$58,173
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November (XNOV)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.65
Income from investment operations:
Net investment income (loss) (b)	(0.21)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.80
Net asset value, end of period	$33.45
Total return (c)	9.14%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,963
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest International Equity Moderate Buffer ETF - December (YDEC)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$21.76	$18.63	$21.85	$20.06
Income from investment operations:
Net investment income (loss)	(0.20) (b)	(0.18) (b)	(0.18)	(0.09)
Net realized and unrealized gain (loss)	3.11	3.31	(3.04)	1.88
Total from investment operations	2.91	3.13	(3.22)	1.79
Net asset value, end of period	$24.67	$21.76	$18.63	$21.85
Total return (c)	13.37%	16.80%	(14.74)%	8.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$70,311	$64,192	$11,177	$12,016
Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.87)%	(0.90)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Nasdaq-100® Buffer ETF - December (QDEC)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$22.78	$19.90	$22.56	$19.84
Income from investment operations:
Net investment income (loss)	(0.21) (b)	(0.17) (b)	(0.20)	(0.13)
Net realized and unrealized gain (loss)	3.76	3.05	(2.46)	2.85
Total from investment operations	3.55	2.88	(2.66)	2.72
Net asset value, end of period	$26.33	$22.78	$19.90	$22.56
Total return (c)	15.58%	14.47%	(11.79)%	13.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$355,471	$143,521	$71,629	$78,952
Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.86)%	(0.90)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

	Year Ended August 31,		Period Ended 8/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$33.16	$28.84	$30.35
Income from investment operations:
Net investment income (loss)	(0.28) (b)	(0.25) (b)	(0.10)
Net realized and unrealized gain (loss)	3.68	4.57	(1.41)
Total from investment operations	3.40	4.32	(1.51)
Net asset value, end of period	$36.56	$33.16	$28.84
Total return (c)	10.25%	14.98%	(4.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$325,381	$355,632	$77,855
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)%	(0.84)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is December 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the twenty-four funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust, listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January – (ticker “XJAN”)(1)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February – (ticker “XFEB”)(2)
FT Vest International Equity Moderate Buffer ETF - March – (ticker “YMAR”)
FT Vest Nasdaq-100® Buffer ETF - March – (ticker “QMAR”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March – (ticker “XMAR”)
FT Vest Nasdaq-100® Conservative Buffer ETF - April – (ticker “QCAP”)(3)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April – (ticker “XAPR”)(3)
FT Vest Nasdaq-100® Moderate Buffer ETF - May – (ticker “QMMY”)(4)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May – (ticker “XMAY”)(4)
FT Vest International Equity Moderate Buffer ETF - June – (ticker “YJUN”)
FT Vest Nasdaq-100® Buffer ETF - June – (ticker “QJUN”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June – (ticker “XJUN”)
FT Vest Nasdaq-100® Conservative Buffer ETF - July – (ticker “QCJL”)(5)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July – (ticker “XJUL”)
FT Vest Nasdaq-100® Moderate Buffer ETF - August – (ticker “QMAG”)(6)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August – (ticker “XAUG”)
FT Vest International Equity Buffer ETF - September – (ticker “YSEP”) (now known as FT Vest International Equity Moderate Buffer ETF - September)
FT Vest Nasdaq-100® Buffer ETF - September – (ticker “QSPT”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September – (ticker “XSEP”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October – (ticker “XOCT”)(7)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November – (ticker “XNOV”)(8)
FT Vest International Equity Moderate Buffer ETF - December – (ticker “YDEC”)
FT Vest Nasdaq-100® Buffer ETF - December – (ticker “QDEC”)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December – (ticker “XDEC”)

(1)	Commenced investment operations on January 19, 2024.
(2)	Commenced investment operations on February 16, 2024.
(3)	Commenced investment operations on April 19, 2024.
(4)	Commenced investment operations on May 17, 2024.
(5)	Commenced investment operations on July 19, 2024.
(6)	Commenced investment operations on August 16, 2024.
(7)	Commenced investment operations on October 20, 2023.
(8)	Commenced investment operations on November 17, 2023.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
The investment objective of XJAN is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying SPDR ETF”), up to a predetermined upside cap of 10.44% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period (an “Outcome Period”) from January 22, 2024 through January 17, 2025.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The investment objective of XFEB is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.02% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from February 20, 2024 through February 21, 2025.
The investment objective of YMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares MSCI EAFE ETF (the “Underlying MSCI ETF”), up to a predetermined upside cap of 15.81% while providing a buffer (before fees and expenses) against the first 15% of Underlying MSCI ETF losses, over the period from March 18, 2024 through March 21, 2025. Prior to March 18, 2024, the Fund’s investment objective included an upside cap of 24.78% while providing a buffer (before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from March 20, 2023 through March 15, 2024.
The investment objective of QMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying Invesco ETF”), up to a predetermined upside cap of 20.90% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from March 18, 2024 through March 21, 2025. Prior to March 18, 2024, the Fund’s investment objective included an upside cap of 22.15% and an Outcome Period of March 20, 2023 through March 15, 2024.
The investment objective of XMAR is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.56% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from March 18, 2024 through March 21, 2025. Prior to March 18, 2024, the Fund’s investment objective included an upside cap of 13.01% and an Outcome Period of March 20, 2023 through March 15, 2024.
The investment objective of QCAP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 15.21% while providing a buffer (before fees and expenses) against the first 20% of Underlying Invesco ETF losses, over the period from April 22, 2024 through April 17, 2025.
The investment objective of XAPR is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.02% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from April 22, 2024 through April 17, 2025.
The investment objective of QMMY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 15.93% while providing a buffer (before fees and expenses) against the first 15% of Underlying Invesco ETF losses, over the period from May 20, 2024 through May 16, 2025.
The investment objective of XMAY is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.78% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from May 20, 2024 through May 16, 2025.
The investment objective of YJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 16.41% while providing a buffer (before fees and expenses) against the first 15% of Underlying MSCI ETF losses, over the period from June 24, 2024 through June 20, 2025. Prior to June 24, 2024, the Fund’s investment objective included an upside cap of 18.94% while providing a buffer (before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from June 20, 2023 through June 21, 2024.
The investment objective of QJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 19.30% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from June 24, 2024 through June 20, 2025. Prior to June 24, 2024, the Fund’s investment objective included an upside cap of 20.53% and an Outcome Period of June 20, 2023 through June 21, 2024.
The investment objective of XJUN is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.70% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from June 24, 2024 through June 20, 2025. Prior to June 24, 2024, the Fund’s investment objective included an upside cap of 11.60% and an Outcome Period of June 20, 2023 through June 21, 2024.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The investment objective of QCJL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 14.01% while providing a buffer (before fees and expenses) against the first 20% of Underlying Invesco ETF losses, over the period from July 22, 2024 through July 18, 2025.
The investment objective of XJUL is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.72% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from July 22, 2024 through July 18, 2025. Prior to July 22, 2024, the Fund’s investment objective included an upside cap of 11.22% and an Outcome Period of July 24, 2023 through July 19, 2024.
The investment objective of QMAG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 14.70% while providing a buffer (before fees and expenses) against the first 15% of Underlying Invesco ETF losses, over the period from August 19, 2024 through August 15, 2025.
The investment objective of XAUG is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 9.94% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from August 19, 2024 through August 15, 2025. Prior to August 19, 2024, the Fund’s investment objective included an upside cap of 12.32% and an Outcome Period of August 21, 2023 through August 16, 2024.
The investment objective of YSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 20.61% while providing a buffer (before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from September 18, 2023 through September 20, 2024. Prior to September 18, 2023, the Fund’s investment objective included an upside cap of 25.00% and an Outcome Period of September 19, 2022 through September 15, 2023.
The investment objective of QSPT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 21.00% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from September 18, 2023 through September 20, 2024. Prior to September 18, 2023, the Fund’s investment objective included an upside cap of 27.27% and an Outcome Period of September 19, 2022 through September 15, 2023.
The investment objective of XSEP is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.80% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from September 18, 2023 through September 20, 2024. Prior to September 18, 2023, the Fund’s investment objective included an upside cap of 14.90% and an Outcome Period of September 22, 2022 through September 15, 2023.
The investment objective of XOCT is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.80% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from October 23, 2023 through October 18, 2024.
The investment objective of XNOV is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.30% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from November 20, 2023 through November 15, 2024.
The investment objective of YDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 18.40% while providing a buffer (before fees and expenses) against the first 15% of Underlying MSCI ETF losses, over the period from December 18, 2023 through December 20, 2024. Prior to December 18, 2023, the Fund’s investment objective included an upside cap of 22.87% while providing a buffer (before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from December 19, 2022 through December 15, 2023.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The investment objective of QDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 18.98% while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from December 18, 2023 through December 20, 2024. Prior to December 18, 2023, the Fund’s investment objective included an upside cap of 27.03% and an Outcome Period of December 19, 2022 through December 15, 2023.
The investment objective of XDEC is to seek to provide investors with returns (before fees and expenses) of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 10.76% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from December 18, 2023 through December 20, 2024. Prior to December 18, 2023, the Fund’s investment objective included an upside cap of 15.31% and an Outcome Period of December 19, 2022 through December 15, 2023.
Under normal market conditions, each Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of a specified reference ETF, either the SPDR® S&P 500® ETF Trust, the Invesco QQQ TrustSM, Series 1, or the iShares MSCI EAFE ETF (the “Underlying ETF”).
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2024 are FLEX Options.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2024 or 2023.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	31-Jan-24	$—	$—	$(152,246)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	29-Feb-24	—	—	122,816
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-24	(131,811)	(6,744,844)	547,974
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-24	(484,345)	(26,547,934)	4,377,568
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-24	(392,931)	(62,807,563)	2,228,882
FT Vest Nasdaq-100® Conservative Buffer ETF - April	30-Apr-24	—	—	37,582
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	30-Apr-24	—	—	(35,539)
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31-May-24	—	—	173,009
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	31-May-24	—	—	(21,296)
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-24	(699,761)	(14,628,364)	1,171,681
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-24	(1,476,401)	(44,086,927)	1,236,046
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-24	(855,470)	(21,795,675)	282,185
FT Vest Nasdaq-100® Conservative Buffer ETF - July	31-Jul-24	—	—	237,706
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-24	(220,195)	(10,387,933)	195,052
FT Vest Nasdaq-100® Moderate Buffer ETF - August	31-Aug-24	—	—	196,948
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-24	(85,805)	(2,931,948)	180,975
FT Vest International Equity Buffer ETF - September	30-Sep-23	(184,134)	(3,823,427)	(812,856)
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-23	(614,597)	(13,227,682)	(2,547,448)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-23	(925,866)	(11,768,953)	(1,251,015)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	31-Oct-23	—	—	61,054
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	30-Nov-23	—	—	31,156
FT Vest International Equity Moderate Buffer ETF - December	31-Dec-23	—	(3,295,712)	524,780
FT Vest Nasdaq-100® Buffer ETF - December	31-Dec-23	—	(27,814,522)	2,012,732
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-23	—	(57,944,919)	2,013,308
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For YMAR, QMAR, YJUN, QJUN, and XJUN, the taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. For YSEP, QSPT, YDEC, QDEC, and XDEC, the taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. For XMAR, XJUL, and XAUG, the taxable years

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
ended 2023 and 2024 remain open to federal and state audit. For XSEP, XOCT, and XNOV, the taxable year ended 2023 remains open to federal and state audit. For XJAN, XFEB, QCAP, XAPR, QMMY, XMAY, QCJL, and QMAG, the taxable year ended 2024 remains open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	31-Jan-24	$—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	29-Feb-24	—
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-24	6,744,844
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-24	26,547,934
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-24	62,807,563
FT Vest Nasdaq-100® Conservative Buffer ETF - April	30-Apr-24	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	30-Apr-24	—
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31-May-24	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	31-May-24	—
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-24	14,628,364
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-24	44,086,927
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-24	21,795,675
FT Vest Nasdaq-100® Conservative Buffer ETF - July	31-Jul-24	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-24	10,387,933
FT Vest Nasdaq-100® Moderate Buffer ETF - August	31-Aug-24	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-24	2,931,948
FT Vest International Equity Buffer ETF - September	30-Sep-23	3,823,427
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-23	13,227,682
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-23	11,768,953
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	31-Oct-23	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	30-Nov-23	—
FT Vest International Equity Moderate Buffer ETF - December	31-Dec-23	3,295,712
FT Vest Nasdaq-100® Buffer ETF - December	31-Dec-23	27,814,522
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-23	57,944,919

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-24	$131,811	$—
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-24	484,345	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-24	392,931	—
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-24	699,761	—
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-24	1,476,401	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-24	855,470	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-24	220,195	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-24	85,805	—
FT Vest International Equity Buffer ETF - September	30-Sep-23	184,134	—
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-23	614,597	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-23	925,866	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	31-Jan-24	$8,232	$—	$(8,232)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	29-Feb-24	2,467	—	(2,467)
FT Vest International Equity Moderate Buffer ETF - March	31-Mar-24	480,667	(13,485,978)	13,005,311
FT Vest Nasdaq-100® Buffer ETF - March	31-Mar-24	1,361,002	(58,288,568)	56,927,566
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-24	1,569,761	(89,677,110)	88,107,349
FT Vest Nasdaq-100® Conservative Buffer ETF - April	30-Apr-24	1,489	—	(1,489)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	30-Apr-24	940	(1)	(939)
FT Vest Nasdaq-100® Moderate Buffer ETF - May	31-May-24	17,496	—	(17,496)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	31-May-24	2,133	(1)	(2,132)
FT Vest International Equity Moderate Buffer ETF - June	30-Jun-24	824,213	(19,558,597)	18,734,384
FT Vest Nasdaq-100® Buffer ETF - June	30-Jun-24	1,951,043	(98,048,122)	96,097,079
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-24	1,908,170	(36,238,347)	34,330,177
FT Vest Nasdaq-100® Conservative Buffer ETF - July	31-Jul-24	4,406	—	(4,406)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-24	168,632	(16,051,975)	15,883,343
FT Vest Nasdaq-100® Moderate Buffer ETF - August	31-Aug-24	9,768	(2,681)	(7,087)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-24	$127,073	$(5,991,897)	$5,864,824
FT Vest International Equity Buffer ETF - September	30-Sep-23	99,598	(6,729,627)	6,630,029
FT Vest Nasdaq-100® Buffer ETF - September	30-Sep-23	287,341	(28,357,908)	28,070,567
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-23	290,100	(35,002,455)	34,712,355
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	31-Oct-23	1,101	—	(1,101)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	30-Nov-23	1,555	—	(1,555)
FT Vest International Equity Moderate Buffer ETF - December	31-Dec-23	453,067	(5,881,096)	5,428,029
FT Vest Nasdaq-100® Buffer ETF - December	31-Dec-23	1,215,124	(36,818,153)	35,603,029
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-23	2,976,517	(99,987,750)	97,011,233
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	$54,494,114	$12,984,416	$(11,374,668)	$1,609,748
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	24,847,387	3,973,793	(3,301,133)	672,660
FT Vest International Equity Moderate Buffer ETF - March	95,769,558	7,233,794	(3,241,048)	3,992,746
FT Vest Nasdaq-100® Buffer ETF - March	390,501,416	41,534,660	(15,126,764)	26,407,896
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	172,822,818	31,777,676	(21,971,832)	9,805,844
FT Vest Nasdaq-100® Conservative Buffer ETF - April	29,749,871	2,631,418	(1,619,453)	1,011,965
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	13,541,155	2,370,103	(1,796,436)	573,667
FT Vest Nasdaq-100® Moderate Buffer ETF - May	54,870,774	1,646,675	(1,165,642)	481,033
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	21,311,241	1,528,139	(1,269,834)	258,305
FT Vest International Equity Moderate Buffer ETF - June	168,747,732	13,017,861	(7,370,571)	5,647,290
FT Vest Nasdaq-100® Buffer ETF - June	482,365,502	6,133,546	(3,317,161)	2,816,385
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	182,255,043	10,615,423	(6,197,847)	4,417,576
FT Vest Nasdaq-100® Conservative Buffer ETF - July	47,127,283	1,650,002	(866,137)	783,865
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	50,969,660	2,483,346	(1,475,269)	1,008,077
FT Vest Nasdaq-100® Moderate Buffer ETF - August	71,133,028	505,471	(308,523)	196,948
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	27,376,930	727,178	(546,203)	180,975
FT Vest International Equity Buffer ETF - September	29,492,410	6,327,757	(1,542,479)	4,785,278
FT Vest Nasdaq-100® Buffer ETF - September	255,309,468	66,388,875	(28,210,656)	38,178,219
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	139,636,384	56,040,513	(45,890,670)	10,149,843

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	$64,410,118	$12,781,685	$(18,971,737)	$(6,190,052)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	35,542,182	7,718,765	(7,272,675)	446,090
FT Vest International Equity Moderate Buffer ETF - December	65,225,974	8,124,859	(2,988,039)	5,136,820
FT Vest Nasdaq-100® Buffer ETF - December	325,127,975	56,142,450	(25,538,973)	30,603,477
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	306,374,174	117,526,552	(98,280,255)	19,246,297
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. The annual unitary management fee payable by each Fund, with the exception of XJAN, XFEB, XMAR, XAPR, XMAY, XJUN, XJUL, XAUG, XSEP, XOCT, XNOV and XDEC, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.9000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.8775%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.8550%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.8325%
Fund net assets greater than $10 billion	0.8100%
For XJAN, XFEB, XMAR, XAPR, XMAY, XJUN, XJUL, XAUG, XSEP, XOCT, XNOV and XDEC, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
First Trust and Vest Financial LLC (“Vest”), an affiliate of First Trust, are responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of the expenses for that month. In the event the Sub-

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any month, the Sub-Advisor will pay the difference to the Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the period ended August 31, 2024, the Funds had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the period ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	$—	$53,596,248
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	—	13,216,877
FT Vest International Equity Moderate Buffer ETF - March	1,147,138	101,013,217
FT Vest Nasdaq-100® Buffer ETF - March	—	244,676,369
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	—	314,937,321
FT Vest Nasdaq-100® Conservative Buffer ETF - April	—	2,122,463
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	—	774,369
FT Vest Nasdaq-100® Moderate Buffer ETF - May	—	64,350,222
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	—	17,589,538
FT Vest International Equity Moderate Buffer ETF - June	10,779,860	167,804,172
FT Vest Nasdaq-100® Buffer ETF - June	5,267,500	435,430,411
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	—	255,134,000
FT Vest Nasdaq-100® Conservative Buffer ETF - July	—	—
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	—	63,521,225
FT Vest Nasdaq-100® Moderate Buffer ETF - August	—	992,522
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	—	60,354,094
FT Vest International Equity Buffer ETF - September	—	26,672,308
FT Vest Nasdaq-100® Buffer ETF - September	2,176,320	128,253,703
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	—	134,554,945
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	—	22,492,576
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	—	8,130,507
FT Vest International Equity Moderate Buffer ETF - December	—	84,795,792
FT Vest Nasdaq-100® Buffer ETF - December	1,225,511	231,084,835

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Purchases	Sales
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	$—	$435,396,828
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
XJAN
Options contracts	Equity Risk	Options contracts purchased, at value	$70,924,087	Options contracts written, at value	$15,164,152
XFEB
Options contracts	Equity Risk	Options contracts purchased, at value	30,824,789	Options contracts written, at value	5,479,603
YMAR
Options contracts	Equity Risk	Options contracts purchased, at value	100,889,843	Options contracts written, at value	1,937,310
QMAR
Options contracts	Equity Risk	Options contracts purchased, at value	428,601,969	Options contracts written, at value	14,807,519
XMAR
Options contracts	Equity Risk	Options contracts purchased, at value	214,665,708	Options contracts written, at value	33,336,471
QCAP
Options contracts	Equity Risk	Options contracts purchased, at value	33,394,296	Options contracts written, at value	2,632,460
XAPR
Options contracts	Equity Risk	Options contracts purchased, at value	17,568,192	Options contracts written, at value	3,453,370
QMMY
Options contracts	Equity Risk	Options contracts purchased, at value	57,957,649	Options contracts written, at value	2,605,842
XMAY
Options contracts	Equity Risk	Options contracts purchased, at value	24,689,841	Options contracts written, at value	3,314,164
YJUN
Options contracts	Equity Risk	Options contracts purchased, at value	178,628,683	Options contracts written, at value	6,046,454
QJUN
Options contracts	Equity Risk	Options contracts purchased, at value	500,249,326	Options contracts written, at value	20,031,592
XJUN
Options contracts	Equity Risk	Options contracts purchased, at value	208,280,558	Options contracts written, at value	23,439,785
QCJL
Options contracts	Equity Risk	Options contracts purchased, at value	50,078,297	Options contracts written, at value	2,167,149

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
XJUL
Options contracts	Equity Risk	Options contracts purchased, at value	$57,997,105	Options contracts written, at value	$6,542,548
QMAG
Options contracts	Equity Risk	Options contracts purchased, at value	75,279,668	Options contracts written, at value	3,949,692
XAUG
Options contracts	Equity Risk	Options contracts purchased, at value	30,846,517	Options contracts written, at value	3,565,376
YSEP
Options contracts	Equity Risk	Options contracts purchased, at value	34,190,225	Options contracts written, at value	57,215
QSPT
Options contracts	Equity Risk	Options contracts purchased, at value	313,093,990	Options contracts written, at value	20,419,814
XSEP
Options contracts	Equity Risk	Options contracts purchased, at value	206,768,132	Options contracts written, at value	57,447,543
XOCT
Options contracts	Equity Risk	Options contracts purchased, at value	87,276,185	Options contracts written, at value	29,272,065
XNOV
Options contracts	Equity Risk	Options contracts purchased, at value	49,477,866	Options contracts written, at value	13,649,758
YDEC
Options contracts	Equity Risk	Options contracts purchased, at value	70,695,107	Options contracts written, at value	745,879
QDEC
Options contracts	Equity Risk	Options contracts purchased, at value	371,532,034	Options contracts written, at value	17,610,024
XDEC
Options contracts	Equity Risk	Options contracts purchased, at value	424,488,710	Options contracts written, at value	100,591,020
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended August 31, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	XJAN	XFEB	YMAR	QMAR	XMAR	QCAP
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$8,760,355	$1,671,516	$7,381,795	$64,335,218	$79,825,013	$256,677
Written options contracts	(4,789,829)	(448,207)	2,371,770	(22,371,567)	(55,710,043)	100,871

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024

Statements of Operations Location	XJAN	XFEB	YMAR	QMAR	XMAR	QCAP
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	$10,676,046	$3,112,904	$4,061,933	$(4,612,933)	$(12,076,574)	$1,661,311
Written options contracts	(9,066,298)	(2,440,244)	(1,324,339)	11,102,486	9,263,681	(610,478)

Statements of Operations Location	XAPR	QMMY	XMAY	YJUN	QJUN	XJUN
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$122,286	$2,644,934	$34,000	$5,608,913	$79,884,417	$79,085,288
Written options contracts	(3,785)	353,766	264,508	4,404,067	(11,750,370)	(49,311,707)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	2,005,129	512,920	1,197,521	10,639,965	(5,050,385)	(2,972,226)
Written options contracts	(1,431,462)	(31,462)	(939,216)	(2,602,519)	395,310	1,984,133

Statements of Operations Location	QCJL	XJUL	QMAG	XAUG	YSEP	QSPT
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$—	$13,731,379	$372	$7,549,128	$2,343,776	$22,993,942
Written options contracts	—	(7,946,775)	2,309	(4,489,179)	1,084,065	5,916,213
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	476,286	1,705,302	(53,669)	(226,587)	2,081,293	28,840,427
Written options contracts	307,579	(964,508)	250,617	82,214	(212,399)	(9,722,879)

Statements of Operations Location	XSEP	XOCT	XNOV	YDEC	QDEC	XDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$15,842,376	$10,429,220	$1,954,296	$4,455,155	$57,669,186	$101,495,448
Written options contracts	(6,711,048)	143,693	(345,004)	3,016,666	(15,538,404)	(49,304,005)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	36,289,987	10,904,091	6,793,462	2,953,522	4,379,493	25,411,836
Written options contracts	(29,857,900)	(17,094,143)	(6,229,286)	(1,865,233)	4,635,948	(39,549,276)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the period ended August 31, 2024, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
XJAN	$117,370,492	$57,122,450	$13,594,583	$7,496,728
XFEB	42,647,734	14,935,849	5,192,404	2,153,045
YMAR	190,847,045	153,678,824	2,679,719	2,665,758
QMAR	757,030,098	525,850,681	60,660,014	52,245,218
XMAR	484,530,555	591,982,682	106,235,164	130,916,786
QCAP	40,506,227	8,773,242	2,867,825	845,843
XAPR	16,375,203	812,140	2,178,179	156,271
QMMY	130,012,710	72,567,981	6,678,041	4,103,661
XMAY	45,652,743	22,160,423	5,003,779	2,628,831
YJUN	381,243,032	329,405,117	5,424,640	5,281,787
QJUN	940,504,196	810,728,171	51,302,460	46,935,436
XJUN	264,137,126	439,628,310	33,403,024	49,523,990
QCJL	49,602,011	—	2,474,728	—
XJUL	123,223,500	108,318,606	19,233,753	17,599,890
QMAG	76,385,712	1,052,375	4,262,843	62,534
XAUG	75,725,253	84,958,503	11,185,239	12,822,235
YSEP	57,591,809	49,183,606	987,311	1,144,880
QSPT	423,720,398	252,807,923	19,642,712	12,671,235
XSEP	320,179,772	265,693,074	43,822,588	36,239,135
XOCT	99,587,446	23,215,352	22,640,500	10,462,578
XNOV	52,943,199	10,258,795	9,571,909	2,151,437
YDEC	122,623,830	118,918,813	2,131,873	3,486,183
QDEC	627,820,610	420,861,920	40,147,360	35,154,890
XDEC	829,659,189	860,303,304	118,275,569	132,946,745
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025 for XJAN, XFEB, YMAR, QMAR, XMAR, XAPR, XMAY, YJUN, QJUN, XJUN, XJUL, XAUG, YSEP, QSPT, XSEP, XOCT, YDEC, QDEC, XDEC and XNOV, April 8, 2026 for QCAP and QCJL, and May 6, 2026 for QMMY and QMAG.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 23, 2024, the investment objective of the FT Vest International Equity Buffer ETF - September changed to include an upside cap of 13.47% and an Outcome Period of September 23, 2024 through September 19, 2025. Also as of September 23, 2024, the Fund’s investment objective changed to seek a buffer (before fees and expenses) against the first 15% of Underlying ETF losses (prior to that date, the Fund sought to provide a 10% buffer) and its name was changed to FT Vest International Equity Moderate Buffer ETF - September.
As of September 23, 2024, the investment objective of the FT Vest Nasdaq-100® Buffer ETF - September changed to include an upside cap of 17.34% and an Outcome Period of September 23, 2024 through September 19, 2025.
As of September 23, 2024, the investment objective of the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September changed to include an upside cap of 9.42% and an Outcome Period of September 23, 2024 through September 19, 2025.
As of October 21, 2024, the investment objective of the FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October changed to include an upside cap of 9.68% and an Outcome Period of October 21, 2024 through October 17, 2025.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February, FT Vest International Equity Moderate Buffer ETF - March (formerly known as FT Vest International Equity Buffer ETF - March), FT Vest Nasdaq-100® Buffer ETF - March, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March, FT Vest Nasdaq-100® Conservative Buffer ETF - April, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April, FT Vest Nasdaq-100® Moderate Buffer ETF - May, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May, FT Vest International Equity Moderate Buffer ETF - June (formerly known as FT Vest International Equity Buffer ETF - June), FT Vest Nasdaq-100® Buffer ETF - June, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June, FT Vest Nasdaq-100® Conservative Buffer ETF - July, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July, FT Vest Nasdaq-100® Moderate Buffer ETF - August, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August, FT Vest International Equity Buffer ETF - September (now known as FT Vest International Equity Moderate Buffer ETF - September), FT Vest Nasdaq-100® Buffer ETF - September, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October, FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November, FT Vest International Equity Moderate Buffer ETF - December (formerly known as FT Vest International Equity Buffer ETF - December), FT Vest Nasdaq-100® Buffer ETF - December, and FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	For the period from January 19, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	For the period from February 16, 2024 (commencement of investment operations) through August 31, 2024
FT Vest International Equity Moderate Buffer ETF - March (formerly known as FT Vest International Equity Buffer ETF - March)	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from March 19, 2021 (commencement of investment operations) through August 31, 2021
FT Vest Nasdaq-100® Buffer ETF - March
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from March 17, 2023 (commencement of investment operations) through August 31, 2023
FT Vest Nasdaq-100® Conservative Buffer ETF - April	For the period from April 19, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April
FT Vest Nasdaq-100® Moderate Buffer ETF - May	For the period from May 17, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May
FT Vest International Equity Moderate Buffer ETF - June (formerly known as FT Vest International Equity Buffer ETF - June)	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from June 18, 2021 (commencement of investment operations) through August 31, 2021
FT Vest Nasdaq-100® Buffer ETF - June

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from July 12, 2021 (commencement of investment operations) through August 31, 2021
FT Vest Nasdaq-100® Conservative Buffer ETF - July	For the period from July 19, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from July 21, 2023 (commencement of investment operations) through August 31, 2023
FT Vest Nasdaq-100® Moderate Buffer ETF - August	For the period from August 16, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from August 18, 2023 (commencement of investment operations) through August 31, 2023
FT Vest International Equity Buffer ETF - September (now known as FT Vest International Equity Moderate Buffer ETF - September)	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, and 2023, and for the period from September 17, 2021 (commencement of investment operations) through August 31, 2022
FT Vest Nasdaq-100® Buffer ETF - September
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from September 21, 2022 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	For the period from October 20, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	For the period from November 17, 2023 (commencement of investment operations) through August 31, 2024
FT Vest International Equity Moderate Buffer ETF - December (formerly known as FT Vest International Equity Buffer ETF - December)	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from December 18, 2020 (commencement of investment operations) through August 31, 2021
FT Vest Nasdaq-100® Buffer ETF - December
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, and 2023, and for the period from December 17, 2021 (commencement of investment operations) through August 31, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement,

Report of Independent Registered Public Accounting Firm (Continued)
whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 24, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal period ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal period ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest International Equity Moderate Buffer ETF – March (YMAR) (formerly known as FT Vest International Equity Buffer ETF – March)
FT Vest International Equity Buffer ETF – June (YJUN) (now known as FT Vest International Equity Moderate Buffer ETF – June)
FT Vest International Equity Buffer ETF – September (YSEP)
FT Vest International Equity Moderate Buffer ETF – December (YDEC) (formerly known as FT Vest International Equity Buffer ETF – December)
FT Vest Nasdaq-100® Buffer ETF – March (QMAR)
FT Vest Nasdaq-100® Buffer ETF – June (QJUN)
FT Vest Nasdaq-100® Buffer ETF – September (QSPT)
FT Vest Nasdaq-100® Buffer ETF – December (QDEC)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including, as applicable, comparisons of each Fund’s performance to that of one or

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board

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First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. For each Fund, the Board received and reviewed, as applicable, information comparing each Fund’s performance for one or more periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that YMAR, YJUN, YSEP and YDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the iShares MSCI EAFE ETF (“EFA”), up to a predetermined cap, while providing a buffer against certain losses on the price return of EFA. The Board noted that, during 2023, the Board approved changes to YMAR’s, YJUN’s, YSEP’s and YDEC’s respective investment strategies to increase the buffer provided against certain losses on the price return of the EFA, as well as changes to each Fund’s name, which took effect on March 18, 2024 for YMAR and on December 18, 2023 for YDEC and are expected to take effect later in 2024 for each of YJUN and YSEP. The Board noted that QMAR, QJUN, QSPT and QDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the Invesco QQQ Trust, Series 1 (“QQQ”), up to a predetermined cap, while providing a buffer against certain losses on the price return of QQQ. The Board noted that XMAR, XJUN, XSEP and XDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) of approximately twice any positive price return of the SPDR S&P 500 ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY. For each Fund, the Board considered, as applicable, information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2023 and March 31, 2024 and noted that each applicable Fund delivered on its target outcome objective. Because XMAR commenced operations on March 17, 2023 and therefore has a limited performance history, comparative performance information for XMAR was not reviewed.
On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to XMAR for the period from inception through December 31, 2023 and to each other Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2023. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)
The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on June 5, 2023. The Board determined for each Fund that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund’s perspective.
In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 5, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Funds, and the Trustees were able to ask questions about the proposed strategy for the Funds. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex. Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee starting at an annual rate of 0.85% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for each Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board noted that the Advisor and the Sub-Advisor would be responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Funds will be most similar to the ETFs in the FT Vest U.S. Equity Buffer ETF and FT Vest U.S. Equity Deep Buffer ETF product lines in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which has a unitary fee rate schedule starting at an annual rate of 0.85% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds and whether the Funds may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the proposed unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from each Fund’s unitary fee, that the sub-advisory fee for each Fund would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for each Fund was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for each Fund at which the Advisor expects the Advisory Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
estimated profitability level for each Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for each Fund to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest Nasdaq-100® Conservative Buffer ETF – April (QCAP)
FT Vest Nasdaq-100® Conservative Buffer ETF – July (QCJL)
The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on March 11, 2024. The Board determined for each Fund that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund’s perspective.
In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the March 11, 2024 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Funds, and the Trustees were able to ask questions about the proposed investment strategy for the Funds. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex. Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee starting at an annual rate of 0.90% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for each Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board noted that the Advisor and the Sub-Advisor would be responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other ETFs. Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Funds will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Vest Nasdaq-100® Buffer ETF product line in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which has a unitary fee rate schedule starting at an annual rate of 0.90% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds and whether the Funds may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the proposed unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from each Fund’s unitary fee, that the sub-advisory fee for each Fund would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for each Fund

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for each Fund at which the Advisor expects the Advisory Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for each Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for each Fund to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest Nasdaq-100® Moderate Buffer ETF – May (QMMY)
FT Vest Nasdaq-100® Moderate Buffer ETF – August (QMAG)
The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on March 11, 2024. The Board determined for each Fund that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund’s perspective.
In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the March 11, 2024 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Funds, and the Trustees were able to ask questions about the proposed investment strategy for the Funds. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex. Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee starting at an annual rate of 0.90% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for each Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board noted that the Advisor and the Sub-Advisor would be responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other ETFs. Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Funds will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Vest Nasdaq-100® Buffer ETF and FT Vest U.S. Small Cap Moderate Buffer ETF product lines in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which has a unitary fee rate schedule starting at an annual rate of 0.90% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds and whether the Funds may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds generally would benefit the Advisor and the

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the proposed unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from each Fund’s unitary fee, that the sub-advisory fee for each Fund would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for each Fund was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for each Fund at which the Advisor expects the Advisory Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for each Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for each Fund to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Disclaimer
The Funds are not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc., or SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM or SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.
The Funds are not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

FT Vest Laddered Buffer ETF (BUFR) (formerly known as FT Vest Fund of Buffer ETFs)
FT Vest Laddered Deep Buffer ETF (BUFD) (formerly known as FT Vest Fund of Deep Buffer ETFs)
FT Vest Laddered Nasdaq Buffer ETF (BUFQ) (formerly known as FT Vest Fund of Nasdaq-100® Buffer ETFs)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest Laddered Buffer ETF (BUFR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
9,557,226	FT Vest U.S. Equity Buffer ETF - January (b)	$424,436,407
8,825,896	FT Vest U.S. Equity Buffer ETF - February (b)	424,437,339
10,170,067	FT Vest U.S. Equity Buffer ETF - March (b)	424,701,998
10,602,033	FT Vest U.S. Equity Buffer ETF - April (b)	424,399,381
9,254,249	FT Vest U.S. Equity Buffer ETF - May (b)	424,677,486
8,530,925	FT Vest U.S. Equity Buffer ETF - June (b)	424,498,828
8,952,835	FT Vest U.S. Equity Buffer ETF - July (b)	424,095,794
9,408,045	FT Vest U.S. Equity Buffer ETF - August (b)	424,585,071
9,524,865	FT Vest U.S. Equity Buffer ETF - September (b)	424,046,990
10,062,168	FT Vest U.S. Equity Buffer ETF - October (b)	423,617,273
9,043,018	FT Vest U.S. Equity Buffer ETF - November (b)	423,936,684
9,759,538	FT Vest U.S. Equity Buffer ETF - December (b)	424,637,498
	Total Exchange-Traded Funds	5,092,070,749
	(Cost $4,453,832,734)
MONEY MARKET FUNDS — 0.0%
1,519,806	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (c)	1,519,806
	(Cost $1,519,806)

	Total Investments — 100.0%	5,093,590,555
	(Cost $4,455,352,540)
	Net Other Assets and Liabilities — (0.0)%	(409,773)
	Net Assets — 100.0%	$5,093,180,782

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Money Market Funds	0.0(1)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange- Traded Funds*	$ 5,092,070,749	$ 5,092,070,749	$ —	$ —
Money Market Funds	1,519,806	1,519,806	—	—
Total Investments	$5,093,590,555	$5,093,590,555	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Laddered Deep Buffer ETF (BUFD)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
2,152,830	FT Vest U.S. Equity Deep Buffer ETF - January (b)	$81,570,298
1,973,994	FT Vest U.S. Equity Deep Buffer ETF - February (b)	81,604,912
2,209,998	FT Vest U.S. Equity Deep Buffer ETF - March (b)	81,607,049
2,256,072	FT Vest U.S. Equity Deep Buffer ETF - April (b)	81,543,015
2,064,920	FT Vest U.S. Equity Deep Buffer ETF - May (b)	81,484,015
1,942,389	FT Vest U.S. Equity Deep Buffer ETF - June (b)	81,488,852
2,001,744	FT Vest U.S. Equity Deep Buffer ETF - July (b)	81,591,086
2,111,656	FT Vest U.S. Equity Deep Buffer ETF - August (b)	81,496,618
2,052,889	FT Vest U.S. Equity Deep Buffer ETF - September (b)	81,428,253
2,095,832	FT Vest U.S. Equity Deep Buffer ETF - October (b)	81,402,534
1,936,444	FT Vest U.S. Equity Deep Buffer ETF - November (b)	81,456,904
2,078,021	FT Vest U.S. Equity Deep Buffer ETF - December (b)	81,479,203
	Total Exchange-Traded Funds	978,152,739
	(Cost $856,184,899)
MONEY MARKET FUNDS — 0.0%
255,807	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (c)	255,807
	(Cost $255,807)

	Total Investments — 100.0%	978,408,546
	(Cost $856,440,706)
	Net Other Assets and Liabilities — (0.0)%	(80,374)
	Net Assets — 100.0%	$978,328,172

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Money Market Funds	0.0(1)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 978,152,739	$ 978,152,739	$ —	$ —
Money Market Funds	255,807	255,807	—	—
Total Investments	$978,408,546	$978,408,546	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Laddered Nasdaq Buffer ETF (BUFQ)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
6,297,866	FT Vest Nasdaq-100® Buffer ETF - March (b)	$177,172,826
6,640,612	FT Vest Nasdaq-100® Buffer ETF - June (b)	176,640,279
6,760,178	FT Vest Nasdaq-100® Buffer ETF - September (b)	178,605,255
6,765,381	FT Vest Nasdaq-100® Buffer ETF - December (b)	177,861,867
	Total Exchange-Traded Funds	710,280,227
	(Cost $643,765,341)
MONEY MARKET FUNDS — 0.0%
135,997	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (c)	135,997
	(Cost $135,997)

	Total Investments — 100.0%	710,416,224
	(Cost $643,901,338)
	Net Other Assets and Liabilities — (0.0)%	(57,572)
	Net Assets — 100.0%	$710,358,652

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Money Market Funds	0.0(1)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 710,280,227	$ 710,280,227	$ —	$ —
Money Market Funds	135,997	135,997	—	—
Total Investments	$710,416,224	$710,416,224	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2024

	FT Vest Laddered Buffer ETF (BUFR)	FT Vest Laddered Deep Buffer ETF (BUFD)	FT Vest Laddered Nasdaq Buffer ETF (BUFQ)
ASSETS:
Investments, at value - Affiliated	$5,092,070,749	$978,152,739	$710,280,227
Investments, at value - Unaffiliated	1,519,806	255,807	135,997
Total investments, at value	5,093,590,555	978,408,546	710,416,224
Receivables:
Capital shares sold	1,478,848	—	1,492,342
Dividends	2,695	486	229
Total Assets	5,095,072,098	978,409,032	711,908,795

LIABILITIES:
Payables:
Investment securities purchased	1,478,614	—	1,492,193
Investment advisory fees	412,702	80,860	57,950
Total Liabilities	1,891,316	80,860	1,550,143
NET ASSETS	$5,093,180,782	$978,328,172	$710,358,652

NET ASSETS consist of:
Paid-in capital	$4,458,813,295	$857,284,206	$644,303,136
Par value	1,722,000	394,500	238,000
Accumulated distributable earnings (loss)	632,645,487	120,649,466	65,817,516
NET ASSETS	$5,093,180,782	$978,328,172	$710,358,652
NET ASSET VALUE, per share	$29.58	$24.80	$29.85
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	172,200,002	39,450,002	23,800,002
Investments, at cost - Affiliated	$4,453,832,734	$856,184,899	$643,765,341
Investments, at cost - Unaffiliated	$1,519,806	$255,807	$135,997
Total investments, at cost	$4,455,352,540	$856,440,706	$643,901,338
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2024

	FT Vest Laddered Buffer ETF (BUFR)	FT Vest Laddered Deep Buffer ETF (BUFD)	FT Vest Laddered Nasdaq Buffer ETF (BUFQ)
INVESTMENT INCOME:
Dividends - Unaffiliated	$20,255	$5,353	$5,150
Total investment income	20,255	5,353	5,150

EXPENSES:
Investment advisory fees	6,760,113	1,590,039	903,565
Total expenses	6,760,113	1,590,039	903,565
Less fees waived by the investment advisor	(412,702)	(80,860)	(57,950)
Net expenses	6,347,411	1,509,179	845,615
NET INVESTMENT INCOME (LOSS)	(6,327,156)	(1,503,826)	(840,465)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	103,280	45,357	(20,483)
In-kind redemptions - Affiliated	45,364,988	11,825,938	14,390,531
Net realized gain (loss)	45,468,268	11,871,295	14,370,048
Net change in unrealized appreciation (depreciation) on affiliated investments	526,399,839	97,826,952	58,321,406
NET REALIZED AND UNREALIZED GAIN (LOSS)	571,868,107	109,698,247	72,691,454
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$565,540,951	$108,194,421	$71,850,989
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest Laddered Buffer ETF (BUFR)		FT Vest Laddered Deep Buffer ETF (BUFD)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(6,327,156)	$(1,999,418)	$(1,503,826)	$(1,056,312)
Net realized gain (loss)	45,468,268	3,388,639	11,871,295	2,570,981
Net change in unrealized appreciation (depreciation)	526,399,839	143,597,890	97,826,952	48,164,752
Net increase (decrease) in net assets resulting from operations	565,540,951	144,987,111	108,194,421	49,679,421

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,918,263,865	1,112,934,160	359,919,209	224,691,913
Cost of shares redeemed	(250,382,986)	(126,726,116)	(103,276,819)	(202,012,465)
Net increase (decrease) in net assets resulting from shareholder transactions	2,667,880,879	986,208,044	256,642,390	22,679,448
Total increase (decrease) in net assets	3,233,421,830	1,131,195,155	364,836,811	72,358,869

NET ASSETS:
Beginning of period	1,859,758,952	728,563,797	613,491,361	541,132,492
End of period	$5,093,180,782	$1,859,758,952	$978,328,172	$613,491,361

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	73,400,002	32,800,002	28,200,002	27,350,002
Shares sold	107,900,000	46,200,000	15,750,000	10,900,000
Shares redeemed	(9,100,000)	(5,600,000)	(4,500,000)	(10,050,000)
Shares outstanding, end of period	172,200,002	73,400,002	39,450,002	28,200,002
See Notes to Financial Statements

FT Vest Laddered Nasdaq Buffer ETF (BUFQ)
Year Ended 8/31/2024	Year Ended 8/31/2023

$(840,465)	$(88,451)
14,370,048	1,440,224
58,321,406	8,437,813
71,850,989	9,789,586

564,612,046	146,001,731
(83,062,849)	(9,562,463)
481,549,197	136,439,268
553,400,186	146,228,854

156,958,466	10,729,612
$710,358,652	$156,958,466

6,150,002	500,002
20,600,000	6,050,000
(2,950,000)	(400,000)
23,800,002	6,150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Vest Laddered Buffer ETF (BUFR)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$25.34	$22.21	$23.30	$20.41	$20.05
Income from investment operations:
Net investment income (loss)	(0.05) (b)	(0.05) (b)	(0.03)	(0.02)	—
Net realized and unrealized gain (loss)	4.29	3.18	(1.06)	2.91	0.36
Total from investment operations	4.24	3.13	(1.09)	2.89	0.36
Net asset value, end of period	$29.58	$25.34	$22.21	$23.30	$20.41
Total return (c)	16.73%	14.09%	(4.68)%	14.16%	1.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,093,181	$1,859,759	$728,564	$301,762	$6,124
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.20%	0.20%	0.20% (e)
Ratio of net expenses to average net assets (d)	0.19%	0.20%	0.20%	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.19)%	(0.20)%	(0.20)%	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	1%	1%	2%	1%	0%

(a)	Inception date is August 10, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered Deep Buffer ETF (BUFD)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$21.76	$19.79	$20.92	$20.07
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.04) (b)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	3.08	2.01	(1.10)	0.86
Total from investment operations	3.04	1.97	(1.13)	0.85
Net asset value, end of period	$24.80	$21.76	$19.79	$20.92
Total return (c)	13.97%	9.95%	(5.40)%	4.24%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$978,328	$613,491	$541,132	$161,109
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.20%	0.20% (e)
Ratio of net expenses to average net assets (d)	0.19%	0.20%	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.19)%	(0.20)%	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	1%	2%	2%	6%

(a)	Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Laddered Nasdaq Buffer ETF (BUFQ)

	Year Ended		Period Ended 8/31/2022 (a)
	8/31/2024	8/31/2023
Net asset value, beginning of period	$25.52	$21.46	$20.47
Income from investment operations:
Net investment income (loss)	(0.05) (b)	(0.05) (b)	(0.00) (c)
Net realized and unrealized gain (loss)	4.38	4.11	0.99 (d)
Total from investment operations	4.33	4.06	0.99
Net asset value, end of period	$29.85	$25.52	$21.46
Total return (e)	16.97%	18.92%	4.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$710,359	$156,958	$10,730
Ratio of total expenses to average net assets (f)	0.20%	0.20%	0.20% (g)
Ratio of net expenses to average net assets (f)	0.19%	0.20%	0.20% (g)
Ratio of net investment income (loss) to average net assets (f)	(0.19)%	(0.20)%	(0.20)% (g)
Portfolio turnover rate (h)	1%	1%	0%

(a)	Inception date is June 15, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(f)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(g)	Annualized.
(h)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest Laddered Buffer ETF – (ticker “BUFR”)
FT Vest Laddered Deep Buffer ETF – (ticker “BUFD”)
FT Vest Laddered Nasdaq Buffer ETF – (ticker “BUFQ”)
Both BUFR and BUFD are diversified series of the Trust. BUFQ is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
The investment objective of BUFR is to seek to provide investors with capital appreciation. BUFR seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Vest U.S. Equity Buffer ETFs (“FT ETFs”). Under normal market conditions, BUFR will invest substantially all of its assets in the FT ETFs, which seek to provide investors with returns (before fees and expenses) that match the return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined upside cap, while providing a buffer (before fees and expenses) against the first 10% of SPY losses, over a defined one-year period. Unlike the FT ETFs, BUFR itself does not pursue a target outcome strategy. The buffer is only provided by the FT ETFs and BUFR itself does not provide any stated buffer against losses. In order to understand BUFR’s strategy and risks, it is important to understand the strategies and risks of the FT ETFs.
The investment objective of BUFD is to seek to provide investors with capital appreciation. BUFD seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Vest U.S. Equity Deep Buffer ETFs (“FT DB ETFs”). Under normal market conditions, BUFD will invest substantially all of its assets in the FT DB ETFs, which seek to provide investors with returns (before fees and expenses) that match the return of the SPY, up to a predetermined upside cap, while providing a deep buffer (before fees and expenses) against losses between -5% and -30% of SPY, over a defined one-year period. Unlike the FT DB ETFs, BUFD itself does not pursue a target outcome strategy. The buffer is only provided by the FT DB ETFs and BUFD itself does not provide any stated buffer against losses. In order to understand BUFD’s strategy and risks, it is important to understand the strategies and risks of the FT DB ETFs.
The investment objective of BUFQ is to seek to provide investors with capital appreciation. BUFQ seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Vest Nasdaq-100® Buffer ETFs (“Nasdaq ETFs”). Under normal market conditions, the BUFQ will invest substantially all of its assets in the Nasdaq ETFs, which seek to provide investors with returns (before fees and expenses) that match the return of the Invesco QQQ TrustSM, Series 1 (“QQQ”), up to a predetermined upside cap, while providing a buffer (before fees and expenses) against the first 10% of QQQ losses, over a defined one-year period. Unlike the Nasdaq ETFs, BUFQ itself does not pursue a target outcome strategy. The buffer is only provided by the Nasdaq ETFs and the BUFQ itself does not provide any stated buffer against losses. In order to understand the BUFQ’s strategy and risks, it is important to understand the strategies and risks of the Nasdaq ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Affiliated Transactions
Each of the Funds invests in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in affiliated funds in BUFR at August 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Buffer ETF - January	9,557,226	$154,768,256	$243,340,139	$(22,774,016)	$45,066,748	$4,035,280	$424,436,407	$—
FT Vest U.S. Equity Buffer ETF - February	8,825,896	154,749,312	243,544,083	(27,151,324)	49,486,132	3,809,136	424,437,339	—
FT Vest U.S. Equity Buffer ETF - March	10,170,067	154,487,544	249,688,299	(24,831,556)	41,735,198	3,622,513	424,701,998	—
FT Vest U.S. Equity Buffer ETF - April	10,602,033	154,813,794	245,334,409	(32,916,687)	51,956,400	5,211,465	424,399,381	—
FT Vest U.S. Equity Buffer ETF - May	9,254,249	154,948,568	247,465,585	(23,715,638)	42,756,652	3,222,319	424,677,486	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Buffer ETF - June	8,530,925	$154,792,118	$243,564,434	$(25,428,594)	$47,107,390	$4,463,480	$424,498,828	$—
FT Vest U.S. Equity Buffer ETF - July	8,952,835	154,811,223	243,864,541	(28,973,213)	49,809,680	4,583,563	424,095,794	—
FT Vest U.S. Equity Buffer ETF - August	9,408,045	154,748,455	245,012,957	(21,499,889)	43,459,387	2,864,161	424,585,071	—
FT Vest U.S. Equity Buffer ETF - September	9,524,865	155,727,967	246,308,410	(21,593,026)	39,986,271	3,617,368	424,046,990	—
FT Vest U.S. Equity Buffer ETF - October	10,062,168	155,503,341	257,341,442	(20,019,924)	27,690,881	3,101,533	423,617,273	—
FT Vest U.S. Equity Buffer ETF - November	9,043,018	155,012,867	246,317,665	(20,096,748)	39,480,357	3,222,543	423,936,684	—
FT Vest U.S. Equity Buffer ETF - December	9,759,538	154,963,692	244,351,084	(26,256,928)	47,864,743	3,714,907	424,637,498	—
		$1,859,327,137	$2,956,133,048	$(295,257,543)	$526,399,839	$45,468,268	$5,092,070,749	$—
Amounts relating to investments in affiliated funds in BUFD at August 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Deep Buffer ETF - January	2,152,830	$51,100,934	$30,475,926	$(9,216,252)	$8,326,081	$883,609	$81,570,298	$—
FT Vest U.S. Equity Deep Buffer ETF - February	1,973,994	51,168,188	30,115,956	(9,654,472)	9,073,892	901,348	81,604,912	—
FT Vest U.S. Equity Deep Buffer ETF - March	2,209,998	50,917,842	31,542,182	(9,512,218)	7,819,719	839,524	81,607,049	—
FT Vest U.S. Equity Deep Buffer ETF - April	2,256,072	51,067,233	30,415,101	(10,514,017)	9,851,169	723,529	81,543,015	—
FT Vest U.S. Equity Deep Buffer ETF - May	2,064,920	50,985,116	31,094,851	(9,639,834)	8,163,045	880,837	81,484,015	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Deep Buffer ETF - June	1,942,389	$51,109,687	$30,428,403	$(9,834,245)	$8,576,999	$1,208,008	$81,488,852	$—
FT Vest U.S. Equity Deep Buffer ETF - July	2,001,744	51,086,841	30,558,049	(10,596,460)	9,401,634	1,141,022	81,591,086	—
FT Vest U.S. Equity Deep Buffer ETF - August	2,111,656	51,019,257	30,816,271	(9,174,785)	8,055,389	780,486	81,496,618	—
FT Vest U.S. Equity Deep Buffer ETF - September	2,052,889	51,354,377	30,734,405	(9,306,774)	7,458,361	1,187,884	81,428,253	—
FT Vest U.S. Equity Deep Buffer ETF - October	2,095,832	51,150,795	32,709,736	(8,656,137)	5,100,248	1,097,892	81,402,534	—
FT Vest U.S. Equity Deep Buffer ETF - November	1,936,444	51,317,246	30,702,035	(9,542,495)	7,859,890	1,120,228	81,456,904	—
FT Vest U.S. Equity Deep Buffer ETF - December	2,078,021	51,067,285	30,440,695	(9,276,230)	8,140,525	1,106,928	81,479,203	—
		$613,344,801	$370,033,610	$(114,923,919)	$97,826,952	$11,871,295	$978,152,739	$—
Amounts relating to investments in affiliated funds in BUFQ at August 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 8/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest Nasdaq-100® Buffer ETF - March	6,297,866	$39,040,669	$143,123,176	$(22,046,152)	$13,858,483	$3,196,650	$177,172,826	$—
FT Vest Nasdaq-100® Buffer ETF - June	6,640,612	39,186,602	142,499,632	(23,193,591)	14,418,544	3,729,092	176,640,279	—
FT Vest Nasdaq-100® Buffer ETF - September	6,760,178	39,645,727	142,059,027	(23,471,997)	15,981,871	4,390,627	178,605,255	—
FT Vest Nasdaq-100® Buffer ETF - December	6,765,381	39,100,627	143,054,107	(21,409,054)	14,062,508	3,053,679	177,861,867	—
		$156,973,625	$570,735,942	$(90,120,794)	$58,321,406	$14,370,048	$710,280,227	$—
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
There were no distributions paid during the fiscal year ended August 31, 2024.
As of August 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest Laddered Buffer ETF	$(4,824,163)	$—	$637,469,650
FT Vest Laddered Deep Buffer ETF	(1,052,772)	—	121,702,238
FT Vest Laddered Nasdaq Buffer ETF	(676,175)	—	66,493,691
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For BUFR and BUFD, the taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. For BUFQ, the taxable years ended 2022, 2023 and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2024, for federal income tax purposes, the Funds had no non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At August 31, 2024, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
FT Vest Laddered Buffer ETF	$4,824,163	$—
FT Vest Laddered Deep Buffer ETF	1,052,772	—
FT Vest Laddered Nasdaq Buffer ETF	676,175	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest Laddered Buffer ETF	$3,016,120	$(45,458,660)	$42,442,540
FT Vest Laddered Deep Buffer ETF	1,151,046	(11,735,267)	10,584,221

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest Laddered Nasdaq Buffer ETF	$243,865	$(14,388,764)	$14,144,899
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest Laddered Buffer ETF	$4,456,120,905	$637,469,650	$—	$637,469,650
FT Vest Laddered Deep Buffer ETF	856,706,308	121,702,238	—	121,702,238
FT Vest Laddered Nasdaq Buffer ETF	643,922,533	66,594,207	(100,516)	66,493,691
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, each Fund incurs pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
Effective August 1, 2024 for each Fund, the Advisor has agreed to waive management fees of 0.10% of average daily net assets until December 31, 2025. During any period in which such waiver is in effect, each Fund will not be eligible for any breakpoint discounts. During the fiscal year ended August 31, 2024, the Advisor waived fees of $412,702, $80,860 and $57,950 for BUFR, BUFD and BUFQ, respectively.
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of each Fund’s expenses for that month. In the event the Sub-Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
month, the Sub-Advisor will pay the difference to the Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Laddered Buffer ETF	$37,909,137	$44,893,683
FT Vest Laddered Deep Buffer ETF	10,116,418	11,645,924
FT Vest Laddered Nasdaq Buffer ETF	6,209,653	7,064,667
For the fiscal year ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest Laddered Buffer ETF	$2,918,223,911	$250,363,860
FT Vest Laddered Deep Buffer ETF	359,917,192	103,277,995
FT Vest Laddered Nasdaq Buffer ETF	564,526,289	83,056,127
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest Laddered Buffer ETF (formerly known as FT Vest Fund of Buffer ETFs), FT Vest Laddered Deep Buffer ETF (formerly known as FT Vest Fund of Deep Buffer ETFs), and FT Vest Laddered Nasdaq Buffer ETF (formerly known as FT Vest Fund of Nasdaq-100® Buffer ETFs) (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest Laddered Buffer ETF (formerly known as FT Vest Fund of Buffer ETFs)	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from August 10, 2020 (commencement of investment operations) through August 31, 2020
FT Vest Laddered Deep Buffer ETF (formerly known as FT Vest Fund of Deep Buffer ETFs)	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, 2023, and 2022, and for the period from January 20, 2021 (commencement of investment operations) through August 31, 2021
FT Vest Laddered Nasdaq Buffer ETF (formerly known as FT Vest Fund of Nasdaq-100® Buffer ETFs)	For the year ended August 31, 2024	For the years ended August 31, 2024 and 2023	For the years ended August 31, 2024, and 2023, and for the period from June 15, 2022 (commencement of investment operations) through August 31, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 24, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest Laddered Buffer ETF (BUFR) (formerly known as FT Vest Fund of Buffer ETFs)
FT Vest Laddered Deep Buffer ETF (BUFD) (formerly known as FT Vest Fund of Deep Buffer ETFs)
FT Vest Laddered Nasdaq Buffer ETF (BUFQ) (formerly known as FT Vest Fund of Nasdaq-100® Buffer ETFs)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each Fund invests in underlying ETFs in the First Trust Fund Complex, it incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each Fund was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs following a fund-of-funds options arbitrage/options strategy, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for one or more periods ended December 31, 2023

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
to the performance of the funds in its respective Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that BUFR outperformed its Performance Universe median and underperformed its benchmark index for the one- and three-year periods ended December 31, 2023; that BUFD underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023; and that BUFQ outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31, 2023. The Board also noted that each Fund invests substantially all of its assets in multiple target outcome ETFs in the First Trust Fund Complex sub-advised by the Sub-Advisor that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that, for each of BUFR and BUFD, match the price return of the SPDR S&P 500 ETF Trust (“SPY”) and, for BUFQ, match the price return of the Invesco QQQ Trust, Series 1 (“QQQ”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY or QQQ, as applicable, and considered that the investment strategy of the underlying ETFs limits the comparability of the performance of each Fund to that of the funds in its respective Performance Universe and its benchmark index.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. In addition, the Board considered that the Sub-Advisor, as the investment sub-advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,049,728. This figure is comprised of $46,179 paid (or to be paid) in fixed compensation and $1,003,549 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $524,388 paid (or to be paid) to senior management of First Trust Advisors L.P. and $525,340 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
There were no distributions made by each Fund during the taxable year ended August 31, 2024; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

Annual Financial Statements and Other Information
For the Period Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)
FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)
FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)
FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)
FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)
FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)
FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)
FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)
FT Vest Laddered Moderate Buffer ETF (BUFZ)
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
1,546,432	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,546,432
	(Cost $1,546,432)
	Total Investments — 0.6%	1,546,432
	(Cost $1,546,432)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 106.9%
	Call Options Purchased — 106.2%
4,840	SPDR® S&P 500® ETF Trust	$272,821,120	$4.84	01/17/25	269,218,127
	(Cost $232,062,105)
	Put Options Purchased — 0.7%
4,840	SPDR® S&P 500® ETF Trust	272,821,120	482.45	01/17/25	1,841,862
	(Cost $10,605,556)
	Total Purchased Options				271,059,989
	(Cost $242,667,661)
WRITTEN OPTIONS — (7.4)%
	Call Options Written — (7.1)%
(4,840)	SPDR® S&P 500® ETF Trust	(272,821,120)	544.92	01/17/25	(18,061,138)
	(Premiums received $3,568,720)
	Put Options Written — (0.3)%
(4,840)	SPDR® S&P 500® ETF Trust	(272,821,120)	410.09	01/17/25	(739,552)
	(Premiums received $3,944,133)
	Total Written Options				(18,800,690)
	(Premiums received $7,512,853)
	Net Other Assets and Liabilities — (0.1)%				(174,655)
	Net Assets — 100.0%				$253,631,076

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	106.9
Written Options	(7.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,546,432	$1,546,432	$—	$—
Purchased Options	271,059,989	—	271,059,989	—
Total	$272,606,421	$1,546,432	$271,059,989	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(18,800,690)	$—	$(18,800,690)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
2,636,937	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$2,636,937
	(Cost $2,636,937)
	Total Investments — 0.7%	2,636,937
	(Cost $2,636,937)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.3%
	Call Options Purchased — 103.2%
7,305	SPDR® S&P 500® ETF Trust	$411,768,240	$5.02	02/21/25	406,420,396
	(Cost $361,776,238)
	Put Options Purchased — 1.1%
7,305	SPDR® S&P 500® ETF Trust	411,768,240	499.53	02/21/25	4,455,246
	(Cost $15,115,573)
	Total Purchased Options				410,875,642
	(Cost $376,891,811)
WRITTEN OPTIONS — (4.9)%
	Call Options Written — (4.5)%
(7,305)	SPDR® S&P 500® ETF Trust	(411,768,240)	569.26	02/21/25	(17,526,740)
	(Premiums received $7,209,631)
	Put Options Written — (0.4)%
(7,305)	SPDR® S&P 500® ETF Trust	(411,768,240)	424.60	02/21/25	(1,734,938)
	(Premiums received $5,438,243)
	Total Written Options				(19,261,678)
	(Premiums received $12,647,874)
	Net Other Assets and Liabilities — (0.1)%				(273,678)
	Net Assets — 100.0%				$393,977,223

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	104.3
Written Options	(4.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,636,937	$2,636,937	$—	$—
Purchased Options	410,875,642	—	410,875,642	—
Total	$413,512,579	$2,636,937	$410,875,642	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(19,261,678)	$—	$(19,261,678)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
470,733	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$470,733
	(Cost $470,733)
	Total Investments — 0.7%	470,733
	(Cost $470,733)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.7%
	Call Options Purchased — 100.5%
3,087	iShares Russell 2000 ETF	$67,938,696	$2.02	02/21/25	66,910,169
	(Cost $61,921,763)
	Put Options Purchased — 2.2%
3,087	iShares Russell 2000 ETF	67,938,696	201.66	02/21/25	1,491,731
	(Cost $3,771,797)
	Total Purchased Options				68,401,900
	(Cost $65,693,560)
WRITTEN OPTIONS — (3.3)%
	Call Options Written — (2.7)%
(3,087)	iShares Russell 2000 ETF	(67,938,696)	240.54	02/21/25	(1,797,683)
	(Premiums received $1,635,045)
	Put Options Written — (0.6)%
(3,087)	iShares Russell 2000 ETF	(67,938,696)	171.41	02/21/25	(445,979)
	(Premiums received $1,235,747)
	Total Written Options				(2,243,662)
	(Premiums received $2,870,792)
	Net Other Assets and Liabilities — (0.1)%				(44,356)
	Net Assets — 100.0%				$66,584,615

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	102.7
Written Options	(3.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$470,733	$470,733	$—	$—
Purchased Options	68,401,900	—	68,401,900	—
Total	$68,872,633	$470,733	$68,401,900	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,243,662)	$—	$(2,243,662)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 3.8%
$116,100	U.S. Treasury Bill	(a)	09/12/24	$115,949
116,100	U.S. Treasury Bill	(a)	10/31/24	115,153
116,100	U.S. Treasury Bill	(a)	11/29/24	114,708
116,100	U.S. Treasury Bill	(a)	12/26/24	114,318
116,100	U.S. Treasury Bill	(a)	01/23/25	113,932
232,200	U.S. Treasury Bill	(a)	02/20/25	227,052
	Total U.S. Treasury Bills			801,112
	(Cost $800,353)

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
250,338	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (b)	250,338
	(Cost $250,338)
	Total Investments — 5.0%	1,051,450
	(Cost $1,050,691)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 109.3%
	Call Options Purchased — 107.6%
405	SPDR® S&P 500® ETF Trust	$22,829,040	$0.05	03/21/25	22,672,544
	(Cost $20,775,802)
	Put Options Purchased — 1.7%
405	SPDR® S&P 500® ETF Trust	22,829,040	512.89	03/21/25	350,908
	(Cost $856,463)
	Total Purchased Options				23,023,452
	(Cost $21,632,265)
WRITTEN OPTIONS — (14.2)%
	Call Options Written — (13.4)%
(405)	SPDR® S&P 500® ETF Trust	(22,829,040)	512.89	03/21/25	(2,813,928)
	(Premiums received $1,829,637)
	Put Options Written — (0.8)%
(405)	SPDR® S&P 500® ETF Trust	(22,829,040)	461.60	03/21/25	(179,998)
	(Premiums received $429,108)
	Total Written Options				(2,993,926)
	(Premiums received $2,258,745)
	Net Other Assets and Liabilities — (0.1)%				(14,426)
	Net Assets — 100.0%				$21,066,550

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of August 31, 2024.

See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
Portfolio of Investments (Continued)
August 31, 2024
Fund Allocation	% of Net Assets
U.S. Treasury Bills	3.8%
Money Market Funds	1.2
Purchased Options	109.3
Written Options	(14.2)
Net Other Assets and Liabilities	(0.1)
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$801,112	$—	$801,112	$—
Money Market Funds	250,338	250,338	—	—
Total Investments	1,051,450	250,338	801,112	—
Purchased Options	23,023,452	—	23,023,452	—
Total	$24,074,902	$250,338	$23,824,564	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,993,926)	$—	$(2,993,926)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
2,661,607	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$2,661,607
	(Cost $2,661,607)
	Total Investments — 0.8%	2,661,607
	(Cost $2,661,607)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 101.7%
6,625	SPDR® S&P 500® ETF Trust	$373,438,000	$5.12	03/21/25	367,610,252
	(Cost $334,997,738)
	Put Options Purchased — 1.5%
6,625	SPDR® S&P 500® ETF Trust	373,438,000	509.85	03/21/25	5,505,243
	(Cost $14,912,415)
	Total Purchased Options				373,115,495
	(Cost $349,910,153)
WRITTEN OPTIONS — (3.9)%
	Call Options Written — (3.3)%
(6,625)	SPDR® S&P 500® ETF Trust	(373,438,000)	583.11	03/21/25	(11,993,635)
	(Premiums received $6,501,807)
	Put Options Written — (0.6)%
(6,625)	SPDR® S&P 500® ETF Trust	(373,438,000)	433.38	03/21/25	(2,120,530)
	(Premiums received $5,350,663)
	Total Written Options				(14,114,165)
	(Premiums received $11,852,470)
	Net Other Assets and Liabilities — (0.1)%				(235,215)
	Net Assets — 100.0%				$361,427,722

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	103.2
Written Options	(3.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,661,607	$2,661,607	$—	$—
Purchased Options	373,115,495	—	373,115,495	—
Total	$375,777,102	$2,661,607	$373,115,495	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,114,165)	$—	$(14,114,165)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
1,712,150	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,712,150
	(Cost $1,712,150)
	Total Investments — 0.8%	1,712,150
	(Cost $1,712,150)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 105.4%
	Call Options Purchased — 104.0%
4,096	SPDR® S&P 500® ETF Trust	$230,883,328	$4.97	04/17/25	227,520,348
	(Cost $201,257,430)
	Put Options Purchased — 1.4%
4,096	SPDR® S&P 500® ETF Trust	230,883,328	495.18	04/17/25	3,115,213
	(Cost $9,449,667)
	Total Purchased Options				230,635,561
	(Cost $210,707,097)
WRITTEN OPTIONS — (6.1)%
	Call Options Written — (5.5)%
(4,096)	SPDR® S&P 500® ETF Trust	(230,883,328)	568.61	04/17/25	(12,151,972)
	(Premiums received $4,573,035)
	Put Options Written — (0.6)%
(4,096)	SPDR® S&P 500® ETF Trust	(230,883,328)	420.91	04/17/25	(1,302,241)
	(Premiums received $3,387,794)
	Total Written Options				(13,454,213)
	(Premiums received $7,960,829)
	Net Other Assets and Liabilities — (0.1)%				(151,574)
	Net Assets — 100.0%				$218,741,924

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	105.4
Written Options	(6.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,712,150	$1,712,150	$—	$—
Purchased Options	230,635,561	—	230,635,561	—
Total	$232,347,711	$1,712,150	$230,635,561	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,454,213)	$—	$(13,454,213)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
2,413,252	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$2,413,252
	(Cost $2,413,252)
	Total Investments — 0.9%	2,413,252
	(Cost $2,413,252)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.7%
	Call Options Purchased — 100.4%
4,973	SPDR® S&P 500® ETF Trust	$280,318,064	$5.31	05/16/25	276,212,405
	(Cost $259,012,865)
	Put Options Purchased — 2.3%
4,973	SPDR® S&P 500® ETF Trust	280,318,064	529.47	05/16/25	6,439,985
	(Cost $11,568,073)
	Total Purchased Options				282,652,390
	(Cost $270,580,938)
WRITTEN OPTIONS — (3.5)%
	Call Options Written — (2.6)%
(4,973)	SPDR® S&P 500® ETF Trust	(280,318,064)	601.42	05/16/25	(7,260,331)
	(Premiums received $4,272,444)
	Put Options Written — (0.9)%
(4,973)	SPDR® S&P 500® ETF Trust	(280,318,064)	450.05	05/16/25	(2,433,289)
	(Premiums received $4,009,791)
	Total Written Options				(9,693,620)
	(Premiums received $8,282,235)
	Net Other Assets and Liabilities — (0.1)%				(181,262)
	Net Assets — 100.0%				$275,190,760

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.9%
Purchased Options	102.7
Written Options	(3.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,413,252	$2,413,252	$—	$—
Purchased Options	282,652,390	—	282,652,390	—
Total	$285,065,642	$2,413,252	$282,652,390	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(9,693,620)	$—	$(9,693,620)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
727,818	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$727,818
	(Cost $727,818)
	Total Investments — 1.0%	727,818
	(Cost $727,818)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.7%
	Call Options Purchased — 99.9%
3,554	iShares Russell 2000 ETF	$78,216,432	$2.08	05/16/25	76,876,432
	(Cost $71,557,100)
	Put Options Purchased — 3.8%
3,554	iShares Russell 2000 ETF	78,216,432	208.08	05/16/25	2,893,951
	(Cost $4,700,592)
	Total Purchased Options				79,770,383
	(Cost $76,257,692)
WRITTEN OPTIONS — (4.6)%
	Call Options Written — (3.3)%
(3,554)	iShares Russell 2000 ETF	(78,216,432)	245.39	05/16/25	(2,550,457)
	(Premiums received $1,658,448)
	Put Options Written — (1.3)%
(3,554)	iShares Russell 2000 ETF	(78,216,432)	176.87	05/16/25	(969,389)
	(Premiums received $1,715,918)
	Total Written Options				(3,519,846)
	(Premiums received $3,374,366)
	Net Other Assets and Liabilities — (0.1)%				(53,462)
	Net Assets — 100.0%				$76,924,893

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	103.7
Written Options	(4.6)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$727,818	$727,818	$—	$—
Purchased Options	79,770,383	—	79,770,383	—
Total	$80,498,201	$727,818	$79,770,383	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,519,846)	$—	$(3,519,846)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 5.7%
$24,600	U.S. Treasury Bill	(a)	09/03/24	$24,600
24,600	U.S. Treasury Bill	(a)	10/01/24	24,501
24,600	U.S. Treasury Bill	(a)	10/31/24	24,399
24,600	U.S. Treasury Bill	(a)	11/29/24	24,305
24,600	U.S. Treasury Bill	(a)	12/26/24	24,222
24,600	U.S. Treasury Bill	(a)	01/23/25	24,141
24,600	U.S. Treasury Bill	(a)	02/20/25	24,055
24,600	U.S. Treasury Bill	(a)	03/20/25	24,015
24,600	U.S. Treasury Bill	(a)	04/17/25	23,924
24,600	U.S. Treasury Bill	(a)	05/15/25	23,848
24,600	U.S. Treasury Bill	(a)	06/12/25	23,770
	Total U.S. Treasury Bills			265,780
	(Cost $265,357)
	Total Investments — 5.7%			265,780
	(Cost $265,357)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.5%
	Call Options Purchased — 101.3%
84	SPDR® S&P 500® ETF Trust	$4,734,912	$0.05	06/20/25	4,695,853
	(Cost $4,521,976)
	Put Options Purchased — 3.2%
84	SPDR® S&P 500® ETF Trust	4,734,912	544.54	06/20/25	146,812
	(Cost $207,610)
	Total Purchased Options				4,842,665
	(Cost $4,729,586)
WRITTEN OPTIONS — (11.0)%
	Call Options Written — (9.4)%
(84)	SPDR® S&P 500® ETF Trust	(4,734,912)	544.54	06/20/25	(436,060)
	(Premiums received $362,432)
	Put Options Written — (1.6)%
(84)	SPDR® S&P 500® ETF Trust	(4,734,912)	490.09	06/20/25	(75,611)
	(Premiums received $106,085)
	Total Written Options				(511,671)
	(Premiums received $468,517)
	Net Other Assets and Liabilities — 0.8%				37,359
	Net Assets — 100.0%				$4,634,133

(a)	Zero coupon security.

Fund Allocation	% of Net Assets
U.S. Treasury Bills	5.7%
Purchased Options	104.5
Written Options	(11.0)
Net Other Assets and Liabilities	0.8
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$265,780	$—	$265,780	$—
Purchased Options	4,842,665	—	4,842,665	—
Total	$5,108,445	$—	$5,108,445	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(511,671)	$—	$(511,671)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
5,299,054	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$5,299,054
	(Cost $5,299,054)
	Total Investments — 1.0%	5,299,054
	(Cost $5,299,054)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.1%
	Call Options Purchased — 99.0%
9,702	SPDR® S&P 500® ETF Trust	$546,882,336	$5.47	06/20/25	537,307,820
	(Cost $518,054,309)
	Put Options Purchased — 3.1%
9,702	SPDR® S&P 500® ETF Trust	546,882,336	544.53	06/20/25	16,954,633
	(Cost $23,816,276)
	Total Purchased Options				554,262,453
	(Cost $541,870,585)
WRITTEN OPTIONS — (3.0)%
	Call Options Written — (1.8)%
(9,702)	SPDR® S&P 500® ETF Trust	(546,882,336)	618.04	06/20/25	(10,116,081)
	(Premiums received $10,182,060)
	Put Options Written — (1.2)%
(9,702)	SPDR® S&P 500® ETF Trust	(546,882,336)	462.85	06/20/25	(6,335,115)
	(Premiums received $8,023,460)
	Total Written Options				(16,451,196)
	(Premiums received $18,205,520)
	Net Other Assets and Liabilities — (0.1)%				(279,334)
	Net Assets — 100.0%				$542,830,977

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	102.1
Written Options	(3.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,299,054	$5,299,054	$—	$—
Purchased Options	554,262,453	—	554,262,453	—
Total	$559,561,507	$5,299,054	$554,262,453	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(16,451,196)	$—	$(16,451,196)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
3,847,418	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$3,847,418
	(Cost $3,847,418)
	Total Investments — 1.1%	3,847,418
	(Cost $3,847,418)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.3%
	Call Options Purchased — 98.8%
6,579	SPDR® S&P 500® ETF Trust	$370,845,072	$5.51	07/18/25	364,517,587
	(Cost $353,842,028)
	Put Options Purchased — 3.5%
6,579	SPDR® S&P 500® ETF Trust	370,845,072	549.01	07/18/25	12,804,050
	(Cost $17,002,978)
	Total Purchased Options				377,321,637
	(Cost $370,845,006)
WRITTEN OPTIONS — (3.3)%
	Call Options Written — (2.0)%
(6,579)	SPDR® S&P 500® ETF Trust	(370,845,072)	621.31	07/18/25	(7,355,585)
	(Premiums received $7,021,670)
	Put Options Written — (1.3)%
(6,579)	SPDR® S&P 500® ETF Trust	(370,845,072)	466.66	07/18/25	(4,891,224)
	(Premiums received $6,251,987)
	Total Written Options				(12,246,809)
	(Premiums received $13,273,657)
	Net Other Assets and Liabilities — (0.1)%				(207,666)
	Net Assets — 100.0%				$368,714,580

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	102.3
Written Options	(3.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,847,418	$3,847,418	$—	$—
Purchased Options	377,321,637	—	377,321,637	—
Total	$381,169,055	$3,847,418	$377,321,637	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(12,246,809)	$—	$(12,246,809)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
1,856,011	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$1,856,011
	(Cost $1,856,011)
	Total Investments — 1.1%	1,856,011
	(Cost $1,856,011)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.8%
	Call Options Purchased — 98.9%
3,126	SPDR® S&P 500® ETF Trust	$176,206,368	$5.56	08/15/25	173,030,352
	(Cost $170,234,352)
	Put Options Purchased — 3.9%
3,126	SPDR® S&P 500® ETF Trust	176,206,368	554.33	08/15/25	6,908,460
	(Cost $8,115,177)
	Total Purchased Options				179,938,812
	(Cost $178,349,529)
WRITTEN OPTIONS — (3.9)%
	Call Options Written — (2.4)%
(3,126)	SPDR® S&P 500® ETF Trust	(176,206,368)	621.24	08/15/25	(4,070,052)
	(Premiums received $2,915,205)
	Put Options Written — (1.5)%
(3,126)	SPDR® S&P 500® ETF Trust	(176,206,368)	471.18	08/15/25	(2,650,848)
	(Premiums received $3,628,864)
	Total Written Options				(6,720,900)
	(Premiums received $6,544,069)
	Net Other Assets and Liabilities — (0.0)%				(46,168)
	Net Assets — 100.0%				$175,027,755

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	102.8
Written Options	(3.9)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,856,011	$1,856,011	$—	$—
Purchased Options	179,938,812	—	179,938,812	—
Total	$181,794,823	$1,856,011	$179,938,812	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,720,900)	$—	$(6,720,900)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
629,865	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$629,865
	(Cost $629,865)
	Total Investments — 1.1%	629,865
	(Cost $629,865)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 104.7%
	Call Options Purchased — 99.4%
2,681	iShares Russell 2000 ETF	$59,003,448	$2.13	08/15/25	57,794,317
	(Cost $55,861,482)
	Put Options Purchased — 5.3%
2,681	iShares Russell 2000 ETF	59,003,448	212.60	08/15/25	3,072,426
	(Cost $3,838,146)
	Total Purchased Options				60,866,743
	(Cost $59,699,628)
WRITTEN OPTIONS — (5.8)%
	Call Options Written — (3.9)%
(2,681)	iShares Russell 2000 ETF	(59,003,448)	249.32	08/15/25	(2,276,169)
	(Premiums received $1,821,714)
	Put Options Written — (1.9)%
(2,681)	iShares Russell 2000 ETF	(59,003,448)	180.71	08/15/25	(1,101,891)
	(Premiums received $1,354,424)
	Total Written Options				(3,378,060)
	(Premiums received $3,176,138)
	Net Other Assets and Liabilities — 0.0%				2,610
	Net Assets — 100.0%				$58,121,158

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	104.7
Written Options	(5.8)
Net Other Assets and Liabilities	0.0(1)
Total	100.0%

(1)	Amount is less than 0.1%.
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$629,865	$629,865	$—	$—
Purchased Options	60,866,743	—	60,866,743	—
Total	$61,496,608	$629,865	$60,866,743	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,378,060)	$—	$(3,378,060)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 0.6%
$473,800	U.S. Treasury Bill	(a)	09/05/24	$473,663
	(Cost $473,522)

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
652,210	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (b)	652,210
	(Cost $652,210)
	Total Investments — 1.4%	1,125,873
	(Cost $1,125,732)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 125.5%
	Call Options Purchased — 125.5%
1,751	SPDR® S&P 500® ETF Trust	$98,700,368	$0.04	09/20/24	98,400,474
	(Cost $83,553,832)
	Put Options Purchased — 0.0%
1,751	SPDR® S&P 500® ETF Trust	98,700,368	443.35	09/20/24	29,119
	(Cost $2,384,833)
	Total Purchased Options				98,429,593
	(Cost $85,938,665)
WRITTEN OPTIONS — (26.8)%
	Call Options Written — (26.8)%
(1,751)	SPDR® S&P 500® ETF Trust	(98,700,368)	443.35	09/20/24	(21,044,481)
	(Premiums received $11,034,374)
	Put Options Written — (0.0)%
(1,751)	SPDR® S&P 500® ETF Trust	(98,700,368)	399.01	09/20/24	(14,761)
	(Premiums received $1,247,835)
	Total Written Options				(21,059,242)
	(Premiums received $12,282,209)
	Net Other Assets and Liabilities — (0.1)%				(53,796)
	Net Assets — 100.0%				$78,442,428

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
U.S. Treasury Bills	0.6%
Money Market Funds	0.8
Purchased Options	125.5
Written Options	(26.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$473,663	$—	$473,663	$—
Money Market Funds	652,210	652,210	—	—
Total Investments	1,125,873	652,210	473,663	—
Purchased Options	98,429,593	—	98,429,593	—
Total	$99,555,466	$652,210	$98,903,256	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(21,059,242)	$—	$(21,059,242)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
400,266	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$400,266
	(Cost $400,266)
	Total Investments — 0.3%	400,266
	(Cost $400,266)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 110.8%
	Call Options Purchased — 110.7%
2,550	SPDR® S&P 500® ETF Trust	$143,738,400	$4.45	09/20/24	142,187,031
	(Cost $114,580,577)
	Put Options Purchased — 0.1%
2,550	SPDR® S&P 500® ETF Trust	143,738,400	443.39	09/20/24	42,432
	(Cost $6,538,402)
	Total Purchased Options				142,229,463
	(Cost $121,118,979)
WRITTEN OPTIONS — (11.0)%
	Call Options Written — (11.0)%
(2,550)	SPDR® S&P 500® ETF Trust	(143,738,400)	508.83	09/20/24	(14,075,770)
	(Premiums received $1,662,458)
	Put Options Written — (0.0)%
(2,550)	SPDR® S&P 500® ETF Trust	(143,738,400)	376.88	09/20/24	(14,714)
	(Premiums received $1,917,024)
	Total Written Options				(14,090,484)
	(Premiums received $3,579,482)
	Net Other Assets and Liabilities — (0.1)%				(94,963)
	Net Assets — 100.0%				$128,444,282

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	110.8
Written Options	(11.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$400,266	$400,266	$—	$—
Purchased Options	142,229,463	—	142,229,463	—
Total	$142,629,729	$400,266	$142,229,463	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,090,484)	$—	$(14,090,484)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
337,057	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$337,057
	(Cost $337,057)
	Total Investments — 0.4%	337,057
	(Cost $337,057)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 116.5%
	Call Options Purchased — 116.4%
1,998	SPDR® S&P 500® ETF Trust	$112,623,264	$4.23	10/18/24	111,485,602
	(Cost $91,723,976)
	Put Options Purchased — 0.1%
1,998	SPDR® S&P 500® ETF Trust	112,623,264	421.21	10/18/24	68,392
	(Cost $4,085,730)
	Total Purchased Options				111,553,994
	(Cost $95,809,706)
WRITTEN OPTIONS — (16.8)%
	Call Options Written — (16.7)%
(1,998)	SPDR® S&P 500® ETF Trust	(112,623,264)	486.49	10/18/24	(16,020,943)
	(Premiums received $2,975,615)
	Put Options Written — (0.1)%
(1,998)	SPDR® S&P 500® ETF Trust	(112,623,264)	358.03	10/18/24	(28,671)
	(Premiums received $846,479)
	Total Written Options				(16,049,614)
	(Premiums received $3,822,094)
	Net Other Assets and Liabilities — (0.1)%				(68,154)
	Net Assets — 100.0%				$95,773,283

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	116.5
Written Options	(16.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$337,057	$337,057	$—	$—
Purchased Options	111,553,994	—	111,553,994	—
Total	$111,891,051	$337,057	$111,553,994	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(16,049,614)	$—	$(16,049,614)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
675,290	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$675,290
	(Cost $675,290)
	Total Investments — 0.4%	675,290
	(Cost $675,290)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.0%
	Call Options Purchased — 110.8%
3,145	SPDR® S&P 500® ETF Trust	$177,277,360	$4.53	11/15/24	175,475,841
	(Cost $142,480,875)
	Put Options Purchased — 0.2%
3,145	SPDR® S&P 500® ETF Trust	177,277,360	450.81	11/15/24	347,586
	(Cost $6,107,876)
	Total Purchased Options				175,823,427
	(Cost $148,588,751)
WRITTEN OPTIONS — (11.3)%
	Call Options Written — (11.2)%
(3,145)	SPDR® S&P 500® ETF Trust	(177,277,360)	515.14	11/15/24	(17,779,471)
	(Premiums received $2,675,388)
	Put Options Written — (0.1)%
(3,145)	SPDR® S&P 500® ETF Trust	(177,277,360)	383.19	11/15/24	(139,953)
	(Premiums received $2,080,036)
	Total Written Options				(17,919,424)
	(Premiums received $4,755,424)
	Net Other Assets and Liabilities — (0.1)%				(106,152)
	Net Assets — 100.0%				$158,473,141

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	111.0
Written Options	(11.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$675,290	$675,290	$—	$—
Purchased Options	175,823,427	—	175,823,427	—
Total	$176,498,717	$675,290	$175,823,427	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,919,424)	$—	$(17,919,424)	$—
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
101,910	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$101,910
	(Cost $101,910)
	Total Investments — 0.5%	101,910
	(Cost $101,910)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 107.6%
	Call Options Purchased — 107.2%
1,120	iShares Russell 2000 ETF	$24,648,960	$1.78	11/15/24	24,380,183
	(Cost $21,359,849)
	Put Options Purchased — 0.4%
1,120	iShares Russell 2000 ETF	24,648,960	178.29	11/15/24	82,286
	(Cost $973,103)
	Total Purchased Options				24,462,469
	(Cost $22,332,952)
WRITTEN OPTIONS — (8.0)%
	Call Options Written — (7.8)%
(1,120)	iShares Russell 2000 ETF	(24,648,960)	210.24	11/15/24	(1,779,299)
	(Premiums received $774,034)
	Put Options Written — (0.2)%
(1,120)	iShares Russell 2000 ETF	(24,648,960)	151.55	11/15/24	(30,016)
	(Premiums received $282,805)
	Total Written Options				(1,809,315)
	(Premiums received $1,056,839)
	Net Other Assets and Liabilities — (0.1)%				(21,379)
	Net Assets — 100.0%				$22,733,685

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	107.6
Written Options	(8.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$101,910	$101,910	$—	$—
Purchased Options	24,462,469	—	24,462,469	—
Total	$24,564,379	$101,910	$24,462,469	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(1,809,315)	$—	$(1,809,315)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 2.2%
$110,700	U.S. Treasury Bill	(a)	09/05/24	$110,668
110,700	U.S. Treasury Bill	(a)	10/31/24	109,798
221,400	U.S. Treasury Bill	(a)	11/29/24	218,746
	Total U.S. Treasury Bills			439,212
	(Cost $439,220)

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
210,513	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (b)	210,513
	(Cost $210,513)
	Total Investments — 3.2%	649,725
	(Cost $649,733)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 118.5%
	Call Options Purchased — 118.0%
432	SPDR® S&P 500® ETF Trust	$24,350,976	$0.05	12/20/24	24,218,236
	(Cost $20,824,007)
	Put Options Purchased — 0.5%
432	SPDR® S&P 500® ETF Trust	24,350,976	469.36	12/20/24	108,760
	(Cost $704,872)
	Total Purchased Options				24,326,996
	(Cost $21,528,879)
WRITTEN OPTIONS — (21.6)%
	Call Options Written — (21.3)%
(432)	SPDR® S&P 500® ETF Trust	(24,350,976)	469.36	12/20/24	(4,375,793)
	(Premiums received $2,146,002)
	Put Options Written — (0.3)%
(432)	SPDR® S&P 500® ETF Trust	(24,350,976)	422.43	12/20/24	(57,996)
	(Premiums received $363,765)
	Total Written Options				(4,433,789)
	(Premiums received $2,509,767)
	Net Other Assets and Liabilities — (0.1)%				(13,891)
	Net Assets — 100.0%				$20,529,041

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
U.S. Treasury Bills	2.2%
Money Market Funds	1.0
Purchased Options	118.5
Written Options	(21.6)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$439,212	$—	$439,212	$—
Money Market Funds	210,513	210,513	—	—
Total Investments	649,725	210,513	439,212	—
Purchased Options	24,326,996	—	24,326,996	—
Total	$24,976,721	$210,513	$24,766,208	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,433,789)	$—	$(4,433,789)	$—
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
548,848	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (a)	$548,848
	(Cost $548,848)
	Total Investments — 0.4%	548,848
	(Cost $548,848)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 108.5%
	Call Options Purchased — 108.0%
2,466	SPDR® S&P 500® ETF Trust	$139,003,488	$4.71	12/20/24	137,115,518
	(Cost $116,542,867)
	Put Options Purchased — 0.5%
2,466	SPDR® S&P 500® ETF Trust	139,003,488	469.35	12/20/24	620,742
	(Cost $5,273,199)
	Total Purchased Options				137,736,260
	(Cost $121,816,066)
WRITTEN OPTIONS — (8.8)%
	Call Options Written — (8.6)%
(2,466)	SPDR® S&P 500® ETF Trust	(139,003,488)	531.82	12/20/24	(10,977,621)
	(Premiums received $2,256,556)
	Put Options Written — (0.2)%
(2,466)	SPDR® S&P 500® ETF Trust	(139,003,488)	398.95	12/20/24	(251,507)
	(Premiums received $1,606,152)
	Total Written Options				(11,229,128)
	(Premiums received $3,862,708)
	Net Other Assets and Liabilities — (0.1)%				(90,028)
	Net Assets — 100.0%				$126,965,952

(a)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	108.5
Written Options	(8.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$548,848	$548,848	$—	$—
Purchased Options	137,736,260	—	137,736,260	—
Total	$138,285,108	$548,848	$137,736,260	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(11,229,128)	$—	$(11,229,128)	$—
See Notes to Financial Statements

FT Vest Laddered Moderate Buffer ETF (BUFZ)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
507,911	FT Vest U.S. Equity Moderate Buffer ETF - January (b)	$19,087,956
528,169	FT Vest U.S. Equity Moderate Buffer ETF - February (b)	19,109,154
526,231	FT Vest U.S. Equity Moderate Buffer ETF - March (b)	19,107,448
524,759	FT Vest U.S. Equity Moderate Buffer ETF - April (b)	19,101,228
533,227	FT Vest U.S. Equity Moderate Buffer ETF - May (b)	19,100,191
546,862	FT Vest U.S. Equity Moderate Buffer ETF - June (b)	19,140,170
537,270	FT Vest U.S. Equity Moderate Buffer ETF - July (b)	19,116,067
556,659	FT Vest U.S. Equity Moderate Buffer ETF - August (b)	19,126,803
556,783	FT Vest U.S. Equity Moderate Buffer ETF - September (b)	19,053,114
552,584	FT Vest U.S. Equity Moderate Buffer ETF - October (b)	19,072,437
556,693	FT Vest U.S. Equity Moderate Buffer ETF - November (b)	19,077,702
579,364	FT Vest U.S. Equity Moderate Buffer ETF - December (b)	19,095,837
	Total Exchange-Traded Funds	229,188,107
	(Cost $221,495,054)
MONEY MARKET FUNDS — 0.0%
66,523	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (c)	66,523
	(Cost $66,523)

	Total Investments — 100.0%	229,254,630
	(Cost $221,561,577)
	Net Other Assets and Liabilities — (0.0)%	(16,583)
	Net Assets — 100.0%	$229,238,047

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Money Market Funds	0.0(1)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 229,188,107	$ 229,188,107	$ —	$ —
Money Market Funds	66,523	66,523	—	—
Total Investments	$229,254,630	$229,254,630	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
124,359	FT Vest U.S. Small Cap Moderate Buffer ETF - February (b)	$2,626,959
107,217	FT Vest U.S. Small Cap Moderate Buffer ETF - May (b)	2,616,749
112,590	FT Vest U.S. Small Cap Moderate Buffer ETF - August (b)	2,614,418
115,152	FT Vest U.S. Small Cap Moderate Buffer ETF - November (b)	2,617,175
	Total Exchange-Traded Funds	10,475,301
	(Cost $10,011,341)
MONEY MARKET FUNDS — 0.1%
6,173	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (c)	6,173
	(Cost $6,173)

	Total Investments — 100.0%	10,481,474
	(Cost $10,017,514)
	Net Other Assets and Liabilities — (0.0)%	(771)
	Net Assets — 100.0%	$10,480,703

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	99.9%
Money Market Funds	0.1
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 10,475,301	$ 10,475,301	$ —	$ —
Money Market Funds	6,173	6,173	—	—
Total Investments	$10,481,474	$10,481,474	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2024

	FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)	FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)	FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)	FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
ASSETS:
Investments, at value - Unaffiliated	$1,546,432	$2,636,937	$470,733	$1,051,450
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	1,546,432	2,636,937	470,733	1,051,450
Options contracts purchased, at value	271,059,989	410,875,642	68,401,900	23,023,452
Cash	—	—	—	—
Due from broker	—	54	4,073	—
Receivables:
Dividends	6,917	9,030	2,146	668
Investment securities sold	—	—	—	—
Capital shares sold	—	—	—	—
Total Assets	272,613,338	413,521,663	68,878,852	24,075,570

LIABILITIES:
Options contracts written, at value	18,800,690	19,261,678	2,243,662	2,993,926
Due to broker	554	—	—	15
Payables:
Investment advisory fees	181,018	282,762	50,575	15,079
Investment securities purchased	—	—	—	—
Capital shares redeemed	—	—	—	—
Total Liabilities	18,982,262	19,544,440	2,294,237	3,009,020
NET ASSETS	$253,631,076	$393,977,223	$66,584,615	$21,066,550

NET ASSETS consist of:
Paid-in capital	$235,777,908	$377,275,223	$62,789,576	$20,839,975
Par value	67,500	108,750	31,500	6,750
Accumulated distributable earnings (loss)	17,785,668	16,593,250	3,763,539	219,825
NET ASSETS	$253,631,076	$393,977,223	$66,584,615	$21,066,550
NET ASSET VALUE, per share	$37.57	$36.23	$21.14	$31.21
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	6,750,002	10,875,002	3,150,002	675,002
Investments, at cost - Unaffiliated	$1,546,432	$2,636,937	$470,733	$1,050,691
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$1,546,432	$2,636,937	$470,733	$1,050,691
Premiums paid on options contracts purchased	$242,667,661	$376,891,811	$65,693,560	$21,632,265
Premiums received on options contracts written	$7,512,853	$12,647,874	$2,870,792	$2,258,745
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)	FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)	FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)	FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)	FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)	FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

$2,661,607	$1,712,150	$2,413,252	$727,818	$265,780	$5,299,054
—	—	—	—	—	—
2,661,607	1,712,150	2,413,252	727,818	265,780	5,299,054
373,115,495	230,635,561	282,652,390	79,770,383	4,842,665	554,262,453
—	—	—	—	40,634	—
—	—	—	—	—	70,639

12,107	7,958	10,538	3,164	—	22,743
957,429	—	—	—	—	—
—	—	—	—	—	—
376,746,638	232,355,669	285,076,180	80,501,365	5,149,079	559,654,889

14,114,165	13,454,213	9,693,620	3,519,846	511,671	16,451,196
14	14	51	147	—	—

260,450	159,518	191,749	56,479	3,275	372,716
36,217	—	—	—	—	—
908,070	—	—	—	—	—
15,318,916	13,613,745	9,885,420	3,576,472	514,946	16,823,912
$361,427,722	$218,741,924	$275,190,760	$76,924,893	$4,634,133	$542,830,977

$350,027,182	$213,189,942	$274,754,847	$74,466,051	$4,582,036	$549,064,922
99,500	60,000	76,750	31,500	1,500	155,250
11,301,040	5,491,982	359,163	2,427,342	50,597	(6,389,195)
$361,427,722	$218,741,924	$275,190,760	$76,924,893	$4,634,133	$542,830,977
$36.32	$36.46	$35.86	$24.42	$30.89	$34.96
9,950,002	6,000,002	7,675,002	3,150,002	150,002	15,525,002
$2,661,607	$1,712,150	$2,413,252	$727,818	$265,357	$5,299,054
$—	$—	$—	$—	$—	$—
$2,661,607	$1,712,150	$2,413,252	$727,818	$265,357	$5,299,054
$349,910,153	$210,707,097	$270,580,938	$76,257,692	$4,729,586	$541,870,585
$11,852,470	$7,960,829	$8,282,235	$3,374,366	$468,517	$18,205,520
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2024

	FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)	FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)	FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)	FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)
ASSETS:
Investments, at value - Unaffiliated	$3,847,418	$1,856,011	$629,865	$1,125,873
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	3,847,418	1,856,011	629,865	1,125,873
Options contracts purchased, at value	377,321,637	179,938,812	60,866,743	98,429,593
Cash	—	—	—	—
Due from broker	34,489	12,904	2,536	—
Receivables:
Dividends	11,806	562	1,418	2,509
Investment securities sold	—	98,755	202,356	—
Capital shares sold	—	2,573,944	3,488,118	—
Total Assets	381,215,350	184,480,988	65,191,036	99,557,975

LIABILITIES:
Options contracts written, at value	12,246,809	6,720,900	3,378,060	21,059,242
Due to broker	—	—	—	5
Payables:
Investment advisory fees	253,961	84,339	36,137	56,300
Investment securities purchased	—	2,647,994	3,655,681	—
Capital shares redeemed	—	—	—	—
Total Liabilities	12,500,770	9,453,233	7,069,878	21,115,547
NET ASSETS	$368,714,580	$175,027,755	$58,121,158	$78,442,428

NET ASSETS consist of:
Paid-in capital	$394,957,003	$181,947,038	$58,194,055	$78,092,951
Par value	103,500	51,000	25,000	25,750
Accumulated distributable earnings (loss)	(26,345,923)	(6,970,283)	(97,897)	323,727
NET ASSETS	$368,714,580	$175,027,755	$58,121,158	$78,442,428
NET ASSET VALUE, per share	$35.62	$34.32	$23.25	$30.46
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	10,350,002	5,100,002	2,500,002	2,575,002
Investments, at cost - Unaffiliated	$3,847,418	$1,856,011	$629,865	$1,125,732
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$3,847,418	$1,856,011	$629,865	$1,125,732
Premiums paid on options contracts purchased	$370,845,006	$178,349,529	$59,699,628	$85,938,665
Premiums received on options contracts written	$13,273,657	$6,544,069	$3,176,138	$12,282,209
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)	FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)	FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)	FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)	FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)	FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)

$400,266	$337,057	$675,290	$101,910	$649,725	$548,848
—	—	—	—	—	—
400,266	337,057	675,290	101,910	649,725	548,848
142,229,463	111,553,994	175,823,427	24,462,469	24,326,996	137,736,260
—	—	—	—	—	—
187	—	4,311	—	—	—

1,918	1,516	3,067	462	842	2,559
—	—	—	1,223,123	—	—
—	—	—	—	—	—
142,631,834	111,892,567	176,506,095	25,787,964	24,977,563	138,287,667

14,090,484	16,049,614	17,919,424	1,809,315	4,433,789	11,229,128
—	2,096	—	1	16	15

97,068	67,574	113,530	17,872	14,717	92,572
—	—	—	90,466	—	—
—	—	—	1,136,625	—	—
14,187,552	16,119,284	18,032,954	3,054,279	4,448,522	11,321,715
$128,444,282	$95,773,283	$158,473,141	$22,733,685	$20,529,041	$126,965,952

$110,138,504	$77,730,564	$141,118,779	$20,159,331	$20,448,556	$111,662,051
37,500	27,750	46,250	10,000	6,750	38,500
18,268,278	18,014,969	17,308,112	2,564,354	73,735	15,265,401
$128,444,282	$95,773,283	$158,473,141	$22,733,685	$20,529,041	$126,965,952
$34.25	$34.51	$34.26	$22.73	$30.41	$32.98
3,750,002	2,775,002	4,625,002	1,000,002	675,002	3,850,002
$400,266	$337,057	$675,290	$101,910	$649,733	$548,848
$—	$—	$—	$—	$—	$—
$400,266	$337,057	$675,290	$101,910	$649,733	$548,848
$121,118,979	$95,809,706	$148,588,751	$22,332,952	$21,528,879	$121,816,066
$3,579,482	$3,822,094	$4,755,424	$1,056,839	$2,509,767	$3,862,708
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2024

	FT Vest Laddered Moderate Buffer ETF (BUFZ)	FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
ASSETS:
Investments, at value - Unaffiliated	$66,523	$6,173
Investments, at value - Affiliated	229,188,107	10,475,301
Total investments, at value	229,254,630	10,481,474
Options contracts purchased, at value	—	—
Cash	—	—
Due from broker	—	—
Receivables:
Dividends	157	13
Investment securities sold	—	—
Capital shares sold	1,163,638	—
Total Assets	230,418,425	10,481,487

LIABILITIES:
Options contracts written, at value	—	—
Due to broker	—	—
Payables:
Investment advisory fees	16,987	784
Investment securities purchased	1,163,391	—
Capital shares redeemed	—	—
Total Liabilities	1,180,378	784
NET ASSETS	$229,238,047	$10,480,703

NET ASSETS consist of:
Paid-in capital	$221,558,203	$10,011,743
Par value	98,500	5,000
Accumulated distributable earnings (loss)	7,581,344	463,960
NET ASSETS	$229,238,047	$10,480,703
NET ASSET VALUE, per share	$23.27	$20.96
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,850,002	500,002
Investments, at cost - Unaffiliated	$66,523	$6,173
Investments, at cost - Affiliated	$221,495,054	$10,011,341
Total investments, at cost	$221,561,577	$10,017,514
Premiums paid on options contracts purchased	$—	$—
Premiums received on options contracts written	$—	$—
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Period Ended August 31, 2024

	FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)	FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)	FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB) (a)	FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR) (b)
INVESTMENT INCOME:
Dividends - Unaffiliated	$85,477	$78,348	$18,311	$1,743
Interest	—	—	—	19,067
Total investment income	85,477	78,348	18,311	20,810

EXPENSES:
Investment advisory fees	1,808,424	2,402,428	271,851	60,173
Total expenses	1,808,424	2,402,428	271,851	60,173
Less fees waived by the investment advisor	—	—	—	—
Net expenses	1,808,424	2,402,428	271,851	60,173
NET INVESTMENT INCOME (LOSS)	(1,722,947)	(2,324,080)	(253,540)	(39,363)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	—	—	—	(15)
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(164,649)	(5,800,385)	—	—
Written options contracts	(3,645,227)	(6,321,019)	—	—
In-kind redemptions - Purchased options contracts	25,060,070	37,723,652	367,357	—
In-kind redemptions - Written options contracts	1,267,497	3,411,687	312,024	—
Net realized gain (loss)	22,517,691	29,013,935	679,381	(15)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—	—	759
Investments - Affiliated	—	—	—	—
Purchased options contracts	18,975,666	19,382,719	2,708,340	1,391,187
Written options contracts	(12,016,858)	(8,494,687)	627,130	(735,181)
Net change in unrealized appreciation (depreciation)	6,958,808	10,888,032	3,335,470	656,765
NET REALIZED AND UNREALIZED GAIN (LOSS)	29,476,499	39,901,967	4,014,851	656,750
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,753,552	$37,577,887	$3,761,311	$617,387

(a)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is March 18, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is June 21, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)	FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)	FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)	FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)	FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN) (c)	FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

$89,366	$41,740	$42,110	$10,036	$—	$138,138
—	—	—	—	1,839	—
89,366	41,740	42,110	10,036	1,839	138,138

1,733,988	1,375,718	1,264,254	319,093	5,185	2,575,317
1,733,988	1,375,718	1,264,254	319,093	5,185	2,575,317
—	—	—	—	—	—
1,733,988	1,375,718	1,264,254	319,093	5,185	2,575,317
(1,644,622)	(1,333,978)	(1,222,144)	(309,057)	(3,346)	(2,437,179)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(4,515,741)	(6,951,926)	(2,987,457)	(978,425)	—	(6,839,768)
(7,370,662)	(2,979,650)	(8,102,774)	258,199	—	(12,456,037)
23,584,279	27,953,896	26,201,550	3,174,385	—	52,870,302
2,430,157	1,915,050	225,847	1,130,119	—	3,694,916
14,128,033	19,937,370	15,337,166	3,584,278	—	37,269,413

—	—	—	—	423	—
—	—	—	—	—	—
15,419,471	11,385,294	7,436,464	3,428,360	113,079	6,509,909
(765,274)	(5,217,160)	(1,185,383)	(679,716)	(43,154)	143,875
14,654,197	6,168,134	6,251,081	2,748,644	70,348	6,653,784
28,782,230	26,105,504	21,588,247	6,332,922	70,348	43,923,197
$27,137,608	$24,771,526	$20,366,103	$6,023,865	$67,002	$41,486,018
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Period Ended August 31, 2024

	FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)	FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)	FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)	FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE) (d)
INVESTMENT INCOME:
Dividends - Unaffiliated	$76,251	$26,543	$6,427	$14,423
Interest	—	—	—	81,668
Total investment income	76,251	26,543	6,427	96,091

EXPENSES:
Investment advisory fees	2,347,994	874,319	317,419	398,593
Total expenses	2,347,994	874,319	317,419	398,593
Less fees waived by the investment advisor	—	—	—	—
Net expenses	2,347,994	874,319	317,419	398,593
NET INVESTMENT INCOME (LOSS)	(2,271,743)	(847,776)	(310,992)	(302,502)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	—	—	—	(92)
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(18,399,026)	(80,307)	(833,907)	230,045
Written options contracts	(14,179,376)	(7,736,949)	5,964	(171,923)
In-kind redemptions - Purchased options contracts	65,102,238	23,696,422	5,717,737	—
In-kind redemptions - Written options contracts	7,402,616	(1,251,362)	1,408,415	—
Net realized gain (loss)	39,926,452	14,627,804	6,298,209	58,030
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—	—	141
Investments - Affiliated	—	—	—	—
Purchased options contracts	6,641,679	891,386	977,097	12,490,928
Written options contracts	111,255	(117,139)	(234,917)	(8,777,033)
Net change in unrealized appreciation (depreciation)	6,752,934	774,247	742,180	3,714,036
NET REALIZED AND UNREALIZED GAIN (LOSS)	46,679,386	15,402,051	7,040,389	3,772,066
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,407,643	$14,554,275	$6,729,397	$3,469,564

(d)	Inception date is September 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(e)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(f)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(g)	Inception date is December 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP) (d)	FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT) (e)	FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV) (f)	FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV) (f)	FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE) (g)	FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC) (g)

$19,205	$13,457	$33,118	$4,885	$6,504	$32,410
—	—	—	—	27,501	—
19,205	13,457	33,118	4,885	34,005	32,410

980,170	925,283	1,059,751	168,302	109,166	985,390
980,170	925,283	1,059,751	168,302	109,166	985,390
—	—	—	—	—	—
980,170	925,283	1,059,751	168,302	109,166	985,390
(960,965)	(911,826)	(1,026,633)	(163,417)	(75,161)	(952,980)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
541,168	260,878	—	—	89,716	91,817
(148,375)	(108,889)	—	—	(40,283)	(31,540)
7,970,223	21,593,214	4,937,750	1,045,562	—	9,430,077
258,122	(6,344,813)	(692,048)	304,014	—	(1,847,147)
8,621,138	15,400,390	4,245,702	1,349,576	49,433	7,643,207

—	—	—	—	(8)	—
—	—	—	—	—	—
21,110,484	15,744,288	27,234,676	2,129,517	2,798,117	15,920,194
(10,511,002)	(12,227,520)	(13,164,000)	(752,476)	(1,924,022)	(7,366,420)
10,599,482	3,516,768	14,070,676	1,377,041	874,087	8,553,774
19,220,620	18,917,158	18,316,378	2,726,617	923,520	16,196,981
$18,259,655	$18,005,332	$17,289,745	$2,563,200	$848,359	$15,244,001
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Period Ended August 31, 2024

	FT Vest Laddered Moderate Buffer ETF (BUFZ) (h)	FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS) (i)
INVESTMENT INCOME:
Dividends - Unaffiliated	$785	$26
Interest	—	—
Total investment income	785	26

EXPENSES:
Investment advisory fees	132,170	3,171
Total expenses	132,170	3,171
Less fees waived by the investment advisor	(16,987)	(785)
Net expenses	115,183	2,386
NET INVESTMENT INCOME (LOSS)	(114,398)	(2,360)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	—	—
Investments - Affiliated	870	135
In-kind redemptions - Affiliated	1,195,883	—
Purchased options contracts	—	—
Written options contracts	—	—
In-kind redemptions - Purchased options contracts	—	—
In-kind redemptions - Written options contracts	—	—
Net realized gain (loss)	1,196,753	135
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—
Investments - Affiliated	7,693,053	463,960
Purchased options contracts	—	—
Written options contracts	—	—
Net change in unrealized appreciation (depreciation)	7,693,053	463,960
NET REALIZED AND UNREALIZED GAIN (LOSS)	8,889,806	464,095
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,775,408	$461,735

(h)	Inception date is October 25, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(i)	Inception date is May 29, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)		FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)	Year Ended 8/31/2024	Period Ended 8/31/2023 (b)
OPERATIONS:
Net investment income (loss)	$(1,722,947)	$(773,841)	$(2,324,080)	$(828,818)
Net realized gain (loss)	22,517,691	3,965,991	29,013,935	2,359,216
Net change in unrealized appreciation (depreciation)	6,958,808	10,145,683	10,888,032	16,481,995
Net increase (decrease) in net assets resulting from operations	27,753,552	13,337,833	37,577,887	18,012,393

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	278,374,181	184,329,885	407,422,750	206,986,953
Cost of shares redeemed	(194,263,781)	(55,900,594)	(252,604,432)	(23,418,328)
Net increase (decrease) in net assets resulting from shareholder transactions	84,110,400	128,429,291	154,818,318	183,568,625
Total increase (decrease) in net assets	111,863,952	141,767,124	192,396,205	201,581,018

NET ASSETS:
Beginning of period	141,767,124	—	201,581,018	—
End of period	$253,631,076	$141,767,124	$393,977,223	$201,581,018

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,300,002	—	6,375,002	—
Shares sold	8,000,000	6,050,002	12,075,000	7,125,002
Shares redeemed	(5,550,000)	(1,750,000)	(7,575,000)	(750,000)
Shares outstanding, end of period	6,750,002	4,300,002	10,875,002	6,375,002

(a)	Inception date is January 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is February 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is March 18, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(e)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(f)	Inception date is April 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)	FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)	FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)		FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
Period Ended 8/31/2024 (c)	Period Ended 8/31/2024 (d)	Year Ended 8/31/2024	Period Ended 8/31/2023 (e)	Year Ended 8/31/2024	Period Ended 8/31/2023 (f)

$(253,540)	$(39,363)	$(1,644,622)	$(433,194)	$(1,333,978)	$(541,800)
679,381	(15)	14,128,033	2,372,129	19,937,370	4,230,665
3,335,470	656,765	14,654,197	6,289,450	6,168,134	8,266,946
3,761,311	617,387	27,137,608	8,228,385	24,771,526	11,955,811

—	(397,902)	—	—	—	—

72,837,264	20,847,065	392,563,483	128,577,486	236,961,046	239,734,664
(10,013,960)	—	(173,507,239)	(21,572,001)	(208,892,292)	(85,788,831)
62,823,304	20,847,065	219,056,244	107,005,485	28,068,754	153,945,833
66,584,615	21,066,550	246,193,852	115,233,870	52,840,280	165,901,644

—	—	115,233,870	—	165,901,644	—
$66,584,615	$21,066,550	$361,427,722	$115,233,870	$218,741,924	$165,901,644

—	—	3,575,002	—	5,275,002	—
3,650,002	675,002	11,500,000	4,250,002	7,000,000	8,025,002
(500,000)	—	(5,125,000)	(675,000)	(6,275,000)	(2,750,000)
3,150,002	675,002	9,950,002	3,575,002	6,000,002	5,275,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)		FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
	Year Ended 8/31/2024	Period Ended 8/31/2023 (g)	Year Ended 8/31/2024	Period Ended 8/31/2023 (g)
OPERATIONS:
Net investment income (loss)	$(1,222,144)	$(273,164)	$(309,057)	$(49,614)
Net realized gain (loss)	15,337,166	1,042,256	3,584,278	(1,666)
Net change in unrealized appreciation (depreciation)	6,251,081	4,408,986	2,748,644	618,567
Net increase (decrease) in net assets resulting from operations	20,366,103	5,178,078	6,023,865	567,287

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	312,797,938	150,692,819	75,461,917	34,130,533
Cost of shares redeemed	(175,018,892)	(38,825,286)	(35,090,882)	(4,167,827)
Net increase (decrease) in net assets resulting from shareholder transactions	137,779,046	111,867,533	40,371,035	29,962,706
Total increase (decrease) in net assets	158,145,149	117,045,611	46,394,900	30,529,993

NET ASSETS:
Beginning of period	117,045,611	—	30,529,993	—
End of period	$275,190,760	$117,045,611	$76,924,893	$30,529,993

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,700,002	—	1,450,002	—
Shares sold	9,100,000	4,950,002	3,250,000	1,650,002
Shares redeemed	(5,125,000)	(1,250,000)	(1,550,000)	(200,000)
Shares outstanding, end of period	7,675,002	3,700,002	3,150,002	1,450,002

(g)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(h)	Inception date is June 21, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(i)	Inception date is June 16, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(j)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)	FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)		FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
Period Ended 8/31/2024 (h)	Year Ended 8/31/2024	Period Ended 8/31/2023 (i)	Year Ended 8/31/2024	Period Ended 8/31/2023 (j)

$(3,346)	$(2,437,179)	$(485,527)	$(2,271,743)	$(118,329)
—	37,269,413	(26,856)	39,926,452	—
70,348	6,653,784	7,492,408	6,752,934	750,545
67,002	41,486,018	6,980,025	44,407,643	632,216

(16,560)	—	—	—	—

4,583,691	571,221,332	341,576,577	563,474,106	185,181,901
—	(401,080,593)	(17,352,382)	(424,981,286)	—
4,583,691	170,140,739	324,224,195	138,492,820	185,181,901
4,634,133	211,626,757	331,204,220	182,900,463	185,814,117

—	331,204,220	—	185,814,117	—
$4,634,133	$542,830,977	$331,204,220	$368,714,580	$185,814,117

—	10,850,002	—	6,025,002	—
150,002	16,900,000	11,425,002	16,775,000	6,025,002
—	(12,225,000)	(575,000)	(12,450,000)	—
150,002	15,525,002	10,850,002	10,350,002	6,025,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)		FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
	Year Ended 8/31/2024	Period Ended 8/31/2023 (k)	Year Ended 8/31/2024	Period Ended 8/31/2023 (k)
OPERATIONS:
Net investment income (loss)	$(847,776)	$(7,638)	$(310,992)	$(1,831)
Net realized gain (loss)	14,627,804	—	6,298,209	—
Net change in unrealized appreciation (depreciation)	774,247	638,205	742,180	223,013
Net increase (decrease) in net assets resulting from operations	14,554,275	630,567	6,729,397	221,182

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	255,701,924	61,308,081	88,098,729	13,963,095
Cost of shares redeemed	(157,167,092)	—	(50,891,245)	—
Net increase (decrease) in net assets resulting from shareholder transactions	98,534,832	61,308,081	37,207,484	13,963,095
Total increase (decrease) in net assets	113,089,107	61,938,648	43,936,881	14,184,277

NET ASSETS:
Beginning of period	61,938,648	—	14,184,277	—
End of period	$175,027,755	$61,938,648	$58,121,158	$14,184,277

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,050,002	—	700,002	—
Shares sold	7,750,000	2,050,002	4,100,000	700,002
Shares redeemed	(4,700,000)	—	(2,300,000)	—
Shares outstanding, end of period	5,100,002	2,050,002	2,500,002	700,002

(k)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(l)	Inception date is September 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(m)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(n)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(o)	Inception date is December 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)	FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)	FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)	FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)	FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)	FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)
Period Ended 8/31/2024 (l)	Period Ended 8/31/2024 (l)	Period Ended 8/31/2024 (m)	Period Ended 8/31/2024 (n)	Period Ended 8/31/2024 (n)	Period Ended 8/31/2024 (o)

$(302,502)	$(960,965)	$(911,826)	$(1,026,633)	$(163,417)	$(75,161)
58,030	8,621,138	15,400,390	4,245,702	1,349,576	49,433
3,714,036	10,599,482	3,516,768	14,070,676	1,377,041	874,087
3,469,564	18,259,655	18,005,332	17,289,745	2,563,200	848,359

(3,146,404)	—	—	—	—	(775,152)

86,522,755	158,856,081	221,938,153	180,865,955	28,900,039	27,267,929
(8,403,487)	(48,671,454)	(144,170,202)	(39,682,559)	(8,729,554)	(6,812,095)
78,119,268	110,184,627	77,767,951	141,183,396	20,170,485	20,455,834
78,442,428	128,444,282	95,773,283	158,473,141	22,733,685	20,529,041

—	—	—	—	—	—
$78,442,428	$128,444,282	$95,773,283	$158,473,141	$22,733,685	$20,529,041

—	—	—	—	—	—
2,850,002	5,225,002	7,125,002	5,825,002	1,400,002	900,002
(275,000)	(1,475,000)	(4,350,000)	(1,200,000)	(400,000)	(225,000)
2,575,002	3,750,002	2,775,002	4,625,002	1,000,002	675,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)	FT Vest Laddered Moderate Buffer ETF (BUFZ)	FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)
	Period Ended 8/31/2024 (o)	Period Ended 8/31/2024 (p)	Period Ended 8/31/2024 (q)
OPERATIONS:
Net investment income (loss)	$(952,980)	$(114,398)	$(2,360)
Net realized gain (loss)	7,643,207	1,196,753	135
Net change in unrealized appreciation (depreciation)	8,553,774	7,693,053	463,960
Net increase (decrease) in net assets resulting from operations	15,244,001	8,775,408	461,735

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	199,352,514	251,155,658	10,018,968
Cost of shares redeemed	(87,630,563)	(30,693,019)	—
Net increase (decrease) in net assets resulting from shareholder transactions	111,721,951	220,462,639	10,018,968
Total increase (decrease) in net assets	126,965,952	229,238,047	10,480,703

NET ASSETS:
Beginning of period	—	—	—
End of period	$126,965,952	$229,238,047	$10,480,703

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—	—
Shares sold	6,575,002	11,250,002	500,002
Shares redeemed	(2,725,000)	(1,400,000)	—
Shares outstanding, end of period	3,850,002	9,850,002	500,002

(o)	Inception date is December 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(p)	Inception date is October 25, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(q)	Inception date is May 29, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$32.97	$30.09
Income from investment operations:
Net investment income (loss) (b)	(0.29)	(0.16)
Net realized and unrealized gain (loss)	4.89	3.04
Total from investment operations	4.60	2.88
Net asset value, end of period	$37.57	$32.97
Total return (c)	13.95%	9.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$253,631	$141,767
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.83)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is January 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$31.62	$29.32
Income from investment operations:
Net investment income (loss) (b)	(0.28)	(0.13)
Net realized and unrealized gain (loss)	4.89	2.43
Total from investment operations	4.61	2.30
Net asset value, end of period	$36.23	$31.62
Total return (c)	14.58%	7.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$393,977	$201,581
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.83)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is February 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Small Cap Moderate Buffer ETF - February (SFEB)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.76
Income from investment operations:
Net investment income (loss) (b)	(0.09)
Net realized and unrealized gain (loss)	1.47
Total from investment operations	1.38
Net asset value, end of period	$21.14
Total return (c)	6.98%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$66,585
Ratio of total expenses to average net assets	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.84)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is February 16, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.77
Income from investment operations:
Net investment income (loss) (b)	(0.08)
Net realized and unrealized gain (loss)	1.21
Total from investment operations	1.13
Distributions paid to shareholders from:
Net investment income	(0.69)
Net asset value, end of period	$31.21
Total return (c)	3.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,067
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.56)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is March 18, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$32.23	$29.64
Income from investment operations:
Net investment income (loss) (b)	(0.28)	(0.12)
Net realized and unrealized gain (loss)	4.37	2.71
Total from investment operations	4.09	2.59
Net asset value, end of period	$36.32	$32.23
Total return (c)	12.69%	8.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$361,428	$115,234
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.82)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$31.45	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.28)	(0.09)
Net realized and unrealized gain (loss)	5.29	1.86
Total from investment operations	5.01	1.77
Net asset value, end of period	$36.46	$31.45
Total return (c)	15.93%	5.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$218,742	$165,902
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is April 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$31.63	$30.14
Income from investment operations:
Net investment income (loss) (b)	(0.28)	(0.07)
Net realized and unrealized gain (loss)	4.51	1.56
Total from investment operations	4.23	1.49
Net asset value, end of period	$35.86	$31.63
Total return (c)	13.37%	4.94%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$275,191	$117,046
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$21.06	$20.08
Income from investment operations:
Net investment income (loss) (b)	(0.19)	(0.05)
Net realized and unrealized gain (loss)	3.55	1.03
Total from investment operations	3.36	0.98
Net asset value, end of period	$24.42	$21.06
Total return (c)	15.95%	4.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$76,925	$30,530
Ratio of total expenses to average net assets	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.49
Income from investment operations:
Net investment income (loss) (b)	(0.03)
Net realized and unrealized gain (loss)	0.60
Total from investment operations	0.57
Distributions paid to shareholders from:
Net investment income	(0.17)
Net asset value, end of period	$30.89
Total return (c)	1.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,634
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.55)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is June 21, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.53	$29.88
Income from investment operations:
Net investment income (loss) (b)	(0.26)	(0.05)
Net realized and unrealized gain (loss)	4.69	0.70
Total from investment operations	4.43	0.65
Net asset value, end of period	$34.96	$30.53
Total return (c)	14.51%	2.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$542,831	$331,204
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is June 16, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.84	$30.75
Income from investment operations:
Net investment income (loss) (b)	(0.27)	(0.03)
Net realized and unrealized gain (loss)	5.05	0.12
Total from investment operations	4.78	0.09
Net asset value, end of period	$35.62	$30.84
Total return (c)	15.50%	0.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$368,715	$185,814
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.21	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.26)	(0.01)
Net realized and unrealized gain (loss)	4.37	0.54
Total from investment operations	4.11	0.53
Net asset value, end of period	$34.32	$30.21
Total return (c)	13.60%	1.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$175,028	$61,939
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)

	Year Ended 8/31/2024	Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$20.26	$19.94
Income from investment operations:
Net investment income (loss) (b)	(0.19)	(0.00) (c)
Net realized and unrealized gain (loss)	3.18	0.32
Total from investment operations	2.99	0.32
Net asset value, end of period	$23.25	$20.26
Total return (d)	14.76%	1.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$58,121	$14,184
Ratio of total expenses to average net assets	0.90%	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.90)% (e)
Portfolio turnover rate (f)	0%	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Buffer & Premium Income ETF - September (XISE)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.15
Income from investment operations:
Net investment income (loss) (b)	(0.19)
Net realized and unrealized gain (loss)	2.34
Total from investment operations	2.15
Distributions paid to shareholders from:
Net investment income	(1.84)
Net asset value, end of period	$30.46
Total return (c)	7.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$78,442
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.65)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is September 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Moderate Buffer ETF - September (GSEP)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.15
Income from investment operations:
Net investment income (loss) (b)	(0.26)
Net realized and unrealized gain (loss)	4.36
Total from investment operations	4.10
Net asset value, end of period	$34.25
Total return (c)	13.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$128,444
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is September 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Moderate Buffer ETF - October (GOCT)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.33
Income from investment operations:
Net investment income (loss) (b)	(0.24)
Net realized and unrealized gain (loss)	4.42
Total from investment operations	4.18
Net asset value, end of period	$34.51
Total return (c)	13.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$95,773
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.84)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is October 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Moderate Buffer ETF - November (GNOV)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.65
Income from investment operations:
Net investment income (loss) (b)	(0.21)
Net realized and unrealized gain (loss)	3.82
Total from investment operations	3.61
Net asset value, end of period	$34.26
Total return (c)	11.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$158,473
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Small Cap Moderate Buffer ETF - November (SNOV)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.97
Income from investment operations:
Net investment income (loss) (b)	(0.15)
Net realized and unrealized gain (loss)	2.91
Total from investment operations	2.76
Net asset value, end of period	$22.73
Total return (c)	13.82%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,734
Ratio of total expenses to average net assets	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.87)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is November 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Buffer & Premium Income ETF - December (XIDE)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.04
Income from investment operations:
Net investment income (loss) (b)	(0.13)
Net realized and unrealized gain (loss)	1.67
Total from investment operations	1.54
Distributions paid to shareholders from:
Net investment income	(1.17)
Net asset value, end of period	$30.41
Total return (c)	5.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,529
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.59)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is December 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest U.S. Equity Moderate Buffer ETF - December (GDEC)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$30.04
Income from investment operations:
Net investment income (loss) (b)	(0.18)
Net realized and unrealized gain (loss)	3.12
Total from investment operations	2.94
Net asset value, end of period	$32.98
Total return (c)	9.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$126,966
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is December 15, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Laddered Moderate Buffer ETF (BUFZ)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.81
Income from investment operations:
Net investment income (loss) (b)	(0.03)
Net realized and unrealized gain (loss)	3.49
Total from investment operations	3.46
Net asset value, end of period	$23.27
Total return (c)	17.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$229,238
Ratio of total expenses to average net assets (d)	0.20% (e)
Ratio of net expenses to average net assets (d)	0.17% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.17)% (e)
Portfolio turnover rate (f)	1%

(a)	Inception date is October 25, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)

Period Ended 8/31/2024 (a)

Net asset value, beginning of period	$19.84
Income from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss)	1.13
Total from investment operations	1.12
Net asset value, end of period	$20.96
Total return (c)	5.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,481
Ratio of total expenses to average net assets (d)	0.20% (e)
Ratio of net expenses to average net assets (d)	0.15% (e)
Ratio of net investment income (loss) to average net assets (d)	(0.15)% (e)
Portfolio turnover rate (f)	1%

(a)	Inception date is May 29, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the twenty-two funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust, listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Vest U.S. Equity Moderate Buffer ETF - January – (ticker “GJAN”)
FT Vest U.S. Equity Moderate Buffer ETF - February – (ticker “GFEB”)
FT Vest U.S. Small Cap Moderate Buffer ETF - February – (ticker “SFEB”)(1)
FT Vest U.S. Equity Buffer & Premium Income ETF - March – (ticker “XIMR”)(2)
FT Vest U.S. Equity Moderate Buffer ETF - March – (ticker “GMAR”)
FT Vest U.S. Equity Moderate Buffer ETF - April – (ticker “GAPR”)
FT Vest U.S. Equity Moderate Buffer ETF - May – (ticker “GMAY”)
FT Vest U.S. Small Cap Moderate Buffer ETF - May – (ticker “SMAY”)
FT Vest U.S. Equity Buffer & Premium Income ETF - June – (ticker “XIJN”)(3)
FT Vest U.S. Equity Moderate Buffer ETF - June – (ticker “GJUN”)
FT Vest U.S. Equity Moderate Buffer ETF - July – (ticker “GJUL”)
FT Vest U.S. Equity Moderate Buffer ETF - August – (ticker “GAUG”)
FT Vest U.S. Small Cap Moderate Buffer ETF - August – (ticker “SAUG”)
FT Vest U.S. Equity Buffer & Premium Income ETF - September – (ticker “XISE”)(4)
FT Vest U.S. Equity Moderate Buffer ETF - September – (ticker “GSEP”)(4)
FT Vest U.S. Equity Moderate Buffer ETF - October – (ticker “GOCT”)(5)
FT Vest U.S. Equity Moderate Buffer ETF - November – (ticker “GNOV”)(6)
FT Vest U.S. Small Cap Moderate Buffer ETF - November – (ticker “SNOV”)(6)
FT Vest U.S. Equity Buffer & Premium Income ETF - December – (ticker “XIDE”)(7)
FT Vest U.S. Equity Moderate Buffer ETF - December – (ticker “GDEC”)(7)
FT Vest Laddered Moderate Buffer ETF – (ticker “BUFZ”)(8)
FT Vest Laddered Small Cap Moderate Buffer ETF – (ticker “BUFS”)(9)

(1)	Commenced investment operations on February 16, 2024.
(2)	Commenced investment operations on March 18, 2024.
(3)	Commenced investment operations on June 21, 2024.
(4)	Commenced investment operations on September 15, 2023.
(5)	Commenced investment operations on October 20, 2023.
(6)	Commenced investment operations on November 17, 2023.
(7)	Commenced investment operations on December 15, 2023.
(8)	Commenced investment operations on October 25, 2023.
(9)	Commenced investment operations on May 29, 2024.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
The investment objective of GJAN is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying SPDR ETF”), up to a predetermined upside cap of 12.95% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period (an “Outcome Period”) from January 22, 2024 through January 17, 2025. Prior to January 22, 2024, the Fund’s investment objective included an upside cap of 15.75% and an Outcome Period of January 23, 2023 through January 19, 2024.
The investment objective of GFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.96% while providing a buffer (before fees and expenses) against

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
the first 15% of Underlying SPDR ETF losses, over the period from February 20, 2024 through February 21, 2025. Prior to February 20, 2024, the Fund’s investment objective included an upside cap of 15.20% and an Outcome Period of February 21, 2023 through February 16, 2024.
The investment objective of SFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares Russell 2000 ETF (the “Underlying Russell ETF”), up to a predetermined upside cap of 19.28% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from February 20, 2024 through February 21, 2025.
The investment objective of XIMR is to seek to provide investors with a consistent level of income that, when annualized, is approximately 7.60% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from March 19, 2024 through March 21, 2025.
The investment objective of GMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.37% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from March 18, 2024 through March 21, 2025. Prior to March 18, 2024, the Fund’s investment objective included an upside cap of 15.31% and an Outcome Period of March 20, 2023 through March 15, 2024.
The investment objective of GAPR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.83% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from April 22, 2024 through April 17, 2025. Prior to April 22, 2024, the Fund’s investment objective included an upside cap of 14.67% and an Outcome Period of April 24, 2023 through April 19, 2024.
The investment objective of GMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.59% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from May 20, 2024 through May 16, 2025. Prior to May 20, 2024, the Fund’s investment objective included an upside cap of 14.60% and an Outcome Period of May 22, 2023 through May 17, 2024.
The investment objective of SMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Russell ETF, up to a predetermined upside cap of 17.93% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from May 20, 2024 through May 16, 2025. Prior to May 20, 2024, the Fund’s investment objective included an upside cap of 17.76% and an Outcome Period of May 22, 2023 through May 17, 2024.
The investment objective of XIJN is to seek to provide investors with a consistent level of income that, when annualized, is approximately 7.36% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from June 24, 2024 through June 20, 2025.
The investment objective of GJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.50% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from June 24, 2024 through June 20, 2025. Prior to June 24, 2024, the Fund’s investment objective included an upside cap of 14.65% and an Outcome Period of June 20, 2023 through June 21, 2024.
The investment objective of GJUL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.17% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from July 22, 2024 through July 18, 2025. Prior to July 22, 2024, the Fund’s investment objective included an upside cap of 14.30% and an Outcome Period of July 24, 2023 through July 19, 2024.
The investment objective of GAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.07% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from August 19, 2024 through August 15, 2025. Prior to August 19, 2024, the Fund’s investment objective included an upside cap of 15.26% and an Outcome Period of August 21, 2023 through August 16, 2024.
The investment objective of SAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Russell ETF, up to a predetermined upside cap of 17.27% while providing a buffer (before fees and expenses)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
against the first 15% of Underlying Russell ETF losses, over the period from August 19, 2024 through August 15, 2025. Prior to August 19, 2024, the Fund’s investment objective included an upside cap of 19.07% and an Outcome Period of August 21, 2023 through August 16, 2024.
The investment objective of XISE is to seek to provide investors with a consistent level of income that, when annualized, is approximately 8.19% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from September 18, 2023 through September 20, 2024.
The investment objective of GSEP is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.76% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from September 18, 2023 through September 20, 2024.
The investment objective of GOCT is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 15.50% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from October 23, 2023 through October 18, 2024.
The investment objective of GNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.27% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from November 20, 2023 through November 15, 2024.
The investment objective of SNOV is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Russell ETF, up to a predetermined upside cap of 17.92% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from November 20, 2023 through November 15, 2024.
The investment objective of XIDE is to seek to provide investors with a consistent level of income that, when annualized, is approximately 7.56% (before fees and expenses) while providing a buffer against the first 10% of Underlying SPDR ETF losses, over the period from December 18, 2023 through December 20, 2024.
The investment objective of GDEC is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 13.31% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from December 18, 2023 through December 20, 2024.
Under normal market conditions, each Fund, with the exception of BUFZ and BUFS, will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the SPDR® S&P 500® ETF Trust or the iShares Russell 2000 ETF (the “Underlying ETF”) and, for XIMR, XIJN, XISE and XIDE only, short-term (one year or less) U.S. Treasury securities.
The investment objective of BUFZ is to seek to provide investors with capital appreciation. BUFZ seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of FT Vest U.S. Equity Moderate Buffer ETFs (“Underlying Laddered ETFs”). Under normal market conditions, BUFZ will invest substantially all of its assets in Underlying Laddered ETFs. Unlike the Underlying Laddered ETFs, BUFZ itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying Laddered ETFs and BUFZ itself does not provide any stated buffer against losses. In order to understand BUFZ’s strategy and risks, it is important to understand the strategies and risks of the Underlying Laddered ETFs.
The investment objective of BUFS is to seek to provide investors with capital appreciation. BUFS seeks to achieve its investment objective by providing investors with small cap equity market exposure while attempting to limit downside risk through a laddered portfolio of FT Vest U.S. Small Cap Moderate Buffer ETFs (“Underlying Small Cap Laddered ETFs”). Under normal market conditions, BUFS will invest substantially all of its assets in Underlying Small Cap Laddered ETFs. Unlike the Underlying Small Cap Laddered ETFs, BUFS itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying Small Cap Laddered ETFs and BUFS itself does not provide any stated buffer against losses. In order to understand BUFS’s strategy and risks, it is important to understand the strategies and risks of the Underlying Small Cap Laddered ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund, with the exception of BUFZ and BUFS, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2024 are FLEX Options.
D. Affiliated Transactions
BUFZ and BUFS invest in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Amounts relating to investments in affiliated funds in BUFZ at August 31, 2024, and for the fiscal period then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 10/25/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Equity Moderate Buffer ETF - January	507,911	$—	$25,827,115	$(7,681,010)	$650,112	$291,739	$19,087,956	$—
FT Vest U.S. Equity Moderate Buffer ETF - February	528,169	—	18,537,774	(153,112)	724,300	192	19,109,154	—
FT Vest U.S. Equity Moderate Buffer ETF - March	526,231	—	18,516,195	(145,554)	736,581	226	19,107,448	—
FT Vest U.S. Equity Moderate Buffer ETF - April	524,759	—	25,853,744	(7,843,658)	831,502	259,640	19,101,228	—
FT Vest U.S. Equity Moderate Buffer ETF - May	533,227	—	18,575,848	(159,713)	683,824	232	19,100,191	—
FT Vest U.S. Equity Moderate Buffer ETF - June	546,862	—	18,481,599	(41,403)	699,899	75	19,140,170	—
FT Vest U.S. Equity Moderate Buffer ETF - July	537,270	—	25,913,406	(7,934,892)	743,861	393,692	19,116,067	—
FT Vest U.S. Equity Moderate Buffer ETF - August	556,659	—	18,537,211	(8,335)	597,882	45	19,126,803	—
FT Vest U.S. Equity Moderate Buffer ETF - September	556,783	—	18,582,020	(10,791)	481,848	37	19,053,114	—
FT Vest U.S. Equity Moderate Buffer ETF - October	552,584	—	26,006,168	(7,608,090)	423,568	250,791	19,072,437	—
FT Vest U.S. Equity Moderate Buffer ETF - November	556,693	—	18,557,013	(8,308)	528,965	32	19,077,702	—
FT Vest U.S. Equity Moderate Buffer ETF - December	579,364	—	18,523,969	(18,895)	590,711	52	19,095,837	—
		$—	$251,912,062	$(31,613,761)	$7,693,053	$1,196,753	$229,188,107	$—
Amounts relating to investments in affiliated funds in BUFS at August 31, 2024, and for the fiscal period then ended are as follows:

Security Name	Shares at 8/31/2024	Value at 5/29/2024	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Small Cap Moderate Buffer ETF - February	124,359	$—	$2,514,044	$—	$112,915	$—	$2,626,959	$—
FT Vest U.S. Small Cap Moderate Buffer ETF - May	107,217	—	2,507,778	—	108,971	—	2,616,749	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Security Name	Shares at 8/31/2024	Value at 5/29/2024	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2024	Dividend Income
FT Vest U.S. Small Cap Moderate Buffer ETF - August	112,590	$—	$2,511,513	$(44,464)	$147,234	$135	$2,614,418	$—
FT Vest U.S. Small Cap Moderate Buffer ETF - November	115,152	—	2,522,335	—	94,840	—	2,617,175	—
		$—	$10,055,670	$(44,464)	$463,960	$135	$10,475,301	$—
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of XIMR, XIJN, XISE and XIDE which are declared and paid monthly and BUFZ and BUFS which are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2024 or 2023.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-24	$(94,499)	$(3,713,353)	$(175,021)
FT Vest U.S. Equity Moderate Buffer ETF - February	29-Feb-24	(186,280)	(12,015,438)	1,849,368
FT Vest U.S. Small Cap Moderate Buffer ETF - February	29-Feb-24	—	—	144,157
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-24	—	—	12,022
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-24	(193,679)	(11,867,540)	1,912,435
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-24	(306,943)	(9,864,400)	796,094
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-24	(376,306)	(11,089,556)	(345,610)
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-24	(91,876)	(715,981)	(93,129)
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-24	—	(1)	7,609
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-24	(924,009)	(19,292,155)	825,495
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-24	(1,383,029)	(32,578,696)	1,083,577
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-24	(565,479)	(7,817,256)	1,412,452
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-24	(235,147)	(827,943)	965,193
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-23	—	—	15,340
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-23	—	—	(282,520)
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-23	—	—	(36,355)
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-23	—	—	388,313
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-23	—	—	39,887
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-23	—	—	66,118
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-23	—	—	553,527
FT Vest Laddered Moderate Buffer ETF	31-Aug-24	(111,382)	—	7,692,726
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-24	—	—	463,960
F. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For GJAN, GFEB, GMAR, GAPR, GMAY, SMAY, GJUN, GJUL, GAUG and SAUG, the taxable years ended 2023 and 2024 remain open to federal and state audit. For XISE, GSEP, GOCT, GNOV, SNOV, XIDE, and GDEC, the taxable year ended 2023 remains open to federal and state audit. For SFEB, XIMR, XIJN, BUFZ, and BUFS, the taxable year ended 2024 remains open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-24	$3,713,353
FT Vest U.S. Equity Moderate Buffer ETF - February	29-Feb-24	12,015,438
FT Vest U.S. Small Cap Moderate Buffer ETF - February	29-Feb-24	—
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-24	—
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-24	11,867,540
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-24	9,864,400
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-24	11,089,556
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-24	715,981
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-24	1
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-24	19,292,155
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-24	32,578,696
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-24	7,817,256
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-24	827,943
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-23	—
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-23	—
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-23	—
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-23	—
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-23	—
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-23	—
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-23	—
FT Vest Laddered Moderate Buffer ETF	31-Aug-24	—
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-24	—
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-24	$94,499	$—
FT Vest U.S. Equity Moderate Buffer ETF - February	29-Feb-24	186,280	—
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-24	193,679	—
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-24	306,943	—
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-24	376,306	—
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-24	91,876	—
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-24	924,009	—
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-24	1,383,029	—
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-24	565,479	—
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-24	235,147	—
FT Vest Laddered Moderate Buffer ETF	31-Aug-24	111,382	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-24	$1,122,990	$(24,440,137)	$23,317,147
FT Vest U.S. Equity Moderate Buffer ETF - February	29-Feb-24	1,318,229	(40,324,923)	39,006,694
FT Vest U.S. Small Cap Moderate Buffer ETF - February	29-Feb-24	2,228	—	(2,228)
FT Vest U.S. Equity Buffer & Premium Income ETF - March	31-Mar-24	340	—	(340)
FT Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-24	671,743	(24,749,580)	24,077,837
FT Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-24	952,570	(32,201,528)	31,248,958
FT Vest U.S. Equity Moderate Buffer ETF - May	31-May-24	578,558	(25,773,583)	25,195,025
FT Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-24	134,192	(4,298,593)	4,164,401
FT Vest U.S. Equity Buffer & Premium Income ETF - June	30-Jun-24	155	—	(155)
FT Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-24	1,363,696	(56,255,563)	54,891,867
FT Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-24	787,993	(72,184,906)	71,396,913
FT Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-24	282,297	(22,445,060)	22,162,763
FT Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-24	75,845	(7,126,152)	7,050,307
FT Vest U.S. Equity Buffer & Premium Income ETF - September	30-Sep-23	567	—	(567)
FT Vest U.S. Equity Moderate Buffer ETF - September	30-Sep-23	8,623	—	(8,623)
FT Vest U.S. Equity Moderate Buffer ETF - October	31-Oct-23	9,637	—	(9,637)
FT Vest U.S. Equity Moderate Buffer ETF - November	30-Nov-23	18,367	—	(18,367)
FT Vest U.S. Small Cap Moderate Buffer ETF - November	30-Nov-23	1,154	—	(1,154)
FT Vest U.S. Equity Buffer & Premium Income ETF - December	31-Dec-23	528	—	(528)
FT Vest U.S. Equity Moderate Buffer ETF - December	31-Dec-23	21,400	—	(21,400)
FT Vest Laddered Moderate Buffer ETF	31-Aug-24	3,016	(1,197,080)	1,194,064
FT Vest Laddered Small Cap Moderate Buffer ETF	31-Aug-24	2,360	(135)	(2,225)
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Moderate Buffer ETF - January	$236,701,240	$40,360,780	$(23,256,289)	$17,104,491
FT Vest U.S. Equity Moderate Buffer ETF - February	366,880,874	48,347,463	(20,977,436)	27,370,027
FT Vest U.S. Small Cap Moderate Buffer ETF - February	63,293,501	5,880,341	(2,544,871)	3,335,470
FT Vest U.S. Equity Buffer & Premium Income ETF - March	20,424,211	2,151,130	(1,494,365)	656,765
FT Vest U.S. Equity Moderate Buffer ETF - March	340,719,496	35,842,528	(14,899,087)	20,943,441
FT Vest U.S. Equity Moderate Buffer ETF - April	204,458,418	28,348,565	(13,913,485)	14,435,080
FT Vest U.S. Equity Moderate Buffer ETF - May	264,712,609	18,775,704	(8,116,291)	10,659,413
FT Vest U.S. Small Cap Moderate Buffer ETF - May	73,611,144	6,100,006	(2,732,795)	3,367,211
FT Vest U.S. Equity Buffer & Premium Income ETF - June	4,526,426	204,774	(134,426)	70,348
FT Vest U.S. Equity Moderate Buffer ETF - June	528,964,119	21,613,694	(7,467,502)	14,146,192
FT Vest U.S. Equity Moderate Buffer ETF - July	361,418,767	12,241,423	(4,737,944)	7,503,479
FT Vest U.S. Equity Moderate Buffer ETF - August	173,661,471	3,777,302	(2,364,850)	1,412,452
FT Vest U.S. Small Cap Moderate Buffer ETF - August	57,153,355	2,194,181	(1,228,988)	965,193

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest U.S. Equity Buffer & Premium Income ETF - September	$74,782,243	$16,079,829	$(12,365,848)	$3,713,981
FT Vest U.S. Equity Moderate Buffer ETF - September	117,939,763	29,508,765	(18,909,283)	10,599,482
FT Vest U.S. Equity Moderate Buffer ETF - October	92,324,669	20,579,434	(17,062,666)	3,516,768
FT Vest U.S. Equity Moderate Buffer ETF - November	144,508,617	34,935,049	(20,864,373)	14,070,676
FT Vest U.S. Small Cap Moderate Buffer ETF - November	21,378,023	3,273,123	(1,896,082)	1,377,041
FT Vest U.S. Equity Buffer & Premium Income ETF - December	19,668,845	3,700,041	(2,825,954)	874,087
FT Vest U.S. Equity Moderate Buffer ETF - December	118,502,206	21,927,297	(13,373,523)	8,553,774
FT Vest Laddered Moderate Buffer ETF	221,561,904	7,692,726	—	7,692,726
FT Vest Laddered Small Cap Moderate Buffer ETF	10,017,514	463,960	—	463,960
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, BUFZ and BUFS incur pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. The annual unitary management fee payable by each Fund, with the exception of SFEB, SMAY, SAUG, SNOV, BUFZ and BUFS, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
For SFEB, SMAY, SAUG and SNOV, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.9000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.8775%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.8550%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.8325%
Fund net assets greater than $10 billion	0.8100%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
For BUFZ and BUFS, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
Effective August 1, 2024 for BUFZ and BUFS, the Advisor has agreed to waive management fees of 0.10% of average daily net assets until December 31, 2025. During any period in which such waiver is in effect, each Fund will not be eligible for any breakpoint discounts. During the fiscal period ended August 31, 2024, the Advisor waived fees of $16,987 and $785 for BUFZ and BUFS, respectively.
First Trust and Vest Financial LLC (“Vest”), an affiliate of First Trust, are responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Vest serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Vest’s 50% share of the expenses for that month. In the event the Sub-Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any month, the Sub-Advisor will pay the difference to the Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended August 31, 2024, the Funds, except BUFZ and BUFS, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFZ and BUFS, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
For the fiscal period ended August 31, 2024, the cost of purchases and proceeds from sales of investments for BUFZ and BUFS, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Laddered Moderate Buffer ETF	$31,297,793	$914,383
FT Vest Laddered Small Cap Moderate Buffer ETF	39,669	44,464
For the fiscal period ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest U.S. Equity Moderate Buffer ETF - January	$—	$191,153,610
FT Vest U.S. Equity Moderate Buffer ETF - February	5,070,828	246,035,914
FT Vest U.S. Small Cap Moderate Buffer ETF - February	—	9,929,431
FT Vest U.S. Equity Buffer & Premium Income ETF - March	—	—
FT Vest U.S. Equity Moderate Buffer ETF - March	—	170,261,852
FT Vest U.S. Equity Moderate Buffer ETF - April	—	199,035,637
FT Vest U.S. Equity Moderate Buffer ETF - May	6,006,336	171,988,146
FT Vest U.S. Small Cap Moderate Buffer ETF - May	—	31,755,414
FT Vest U.S. Equity Buffer & Premium Income ETF - June	—	—
FT Vest U.S. Equity Moderate Buffer ETF - June	—	376,732,413
FT Vest U.S. Equity Moderate Buffer ETF - July	—	416,213,559
FT Vest U.S. Equity Moderate Buffer ETF - August	—	155,828,728
FT Vest U.S. Small Cap Moderate Buffer ETF - August	2,305,368	50,741,652
FT Vest U.S. Equity Buffer & Premium Income ETF - September	—	—
FT Vest U.S. Equity Moderate Buffer ETF - September	—	39,645,474
FT Vest U.S. Equity Moderate Buffer ETF - October	16,959,177	137,443,505
FT Vest U.S. Equity Moderate Buffer ETF - November	—	39,417,768
FT Vest U.S. Small Cap Moderate Buffer ETF - November	—	8,681,847
FT Vest U.S. Equity Buffer & Premium Income ETF - December	—	—
FT Vest U.S. Equity Moderate Buffer ETF - December	—	85,466,908
FT Vest Laddered Moderate Buffer ETF	220,614,269	30,699,378
FT Vest Laddered Small Cap Moderate Buffer ETF	10,016,001	—
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
GJAN
Options contracts	Equity Risk	Options contracts purchased, at value	$271,059,989	Options contracts written, at value	$18,800,690
GFEB
Options contracts	Equity Risk	Options contracts purchased, at value	410,875,642	Options contracts written, at value	19,261,678
SFEB
Options contracts	Equity Risk	Options contracts purchased, at value	68,401,900	Options contracts written, at value	2,243,662
XIMR
Options contracts	Equity Risk	Options contracts purchased, at value	23,023,452	Options contracts written, at value	2,993,926

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
GMAR
Options contracts	Equity Risk	Options contracts purchased, at value	$373,115,495	Options contracts written, at value	$14,114,165
GAPR
Options contracts	Equity Risk	Options contracts purchased, at value	230,635,561	Options contracts written, at value	13,454,213
GMAY
Options contracts	Equity Risk	Options contracts purchased, at value	282,652,390	Options contracts written, at value	9,693,620
SMAY
Options contracts	Equity Risk	Options contracts purchased, at value	79,770,383	Options contracts written, at value	3,519,846
XIJN
Options contracts	Equity Risk	Options contracts purchased, at value	4,842,665	Options contracts written, at value	511,671
GJUN
Options contracts	Equity Risk	Options contracts purchased, at value	554,262,453	Options contracts written, at value	16,451,196
GJUL
Options contracts	Equity Risk	Options contracts purchased, at value	377,321,637	Options contracts written, at value	12,246,809
GAUG
Options contracts	Equity Risk	Options contracts purchased, at value	179,938,812	Options contracts written, at value	6,720,900
SAUG
Options contracts	Equity Risk	Options contracts purchased, at value	60,866,743	Options contracts written, at value	3,378,060
XISE
Options contracts	Equity Risk	Options contracts purchased, at value	98,429,593	Options contracts written, at value	21,059,242
GSEP
Options contracts	Equity Risk	Options contracts purchased, at value	142,229,463	Options contracts written, at value	14,090,484
GOCT
Options contracts	Equity Risk	Options contracts purchased, at value	111,553,994	Options contracts written, at value	16,049,614
GNOV
Options contracts	Equity Risk	Options contracts purchased, at value	175,823,427	Options contracts written, at value	17,919,424
SNOV
Options contracts	Equity Risk	Options contracts purchased, at value	24,462,469	Options contracts written, at value	1,809,315
XIDE
Options contracts	Equity Risk	Options contracts purchased, at value	24,326,996	Options contracts written, at value	4,433,789

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
GDEC
Options contracts	Equity Risk	Options contracts purchased, at value	$137,736,260	Options contracts written, at value	$11,229,128
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	GJAN	GFEB	SFEB	XIMR	GMAR
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$24,895,421	$31,923,267	$367,357	$—	$19,068,538
Written options contracts	(2,377,730)	(2,909,332)	312,024	—	(4,940,505)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	18,975,666	19,382,719	2,708,340	1,391,187	15,419,471
Written options contracts	(12,016,858)	(8,494,687)	627,130	(735,181)	(765,274)

Statements of Operations Location	GAPR	GMAY	SMAY	XIJN	GJUN
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$21,001,970	$23,214,093	$2,195,960	$—	$46,030,534
Written options contracts	(1,064,600)	(7,876,927)	1,388,318	—	(8,761,121)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	11,385,294	7,436,464	3,428,360	113,079	6,509,909
Written options contracts	(5,217,160)	(1,185,383)	(679,716)	(43,154)	143,875

Statements of Operations Location	GJUL	GAUG	SAUG	XISE	GSEP
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$46,703,212	$23,616,115	$4,883,830	$230,045	$8,511,391
Written options contracts	(6,776,760)	(8,988,311)	1,414,379	(171,923)	109,747
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	6,641,679	891,386	977,097	12,490,928	21,110,484
Written options contracts	111,255	(117,139)	(234,917)	(8,777,033)	(10,511,002)

Statements of Operations Location	GOCT	GNOV	SNOV	XIDE	GDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$21,854,092	$4,937,750	$1,045,562	$89,716	$9,521,894
Written options contracts	(6,453,702)	(692,048)	304,014	(40,283)	(1,878,687)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	15,744,288	27,234,676	2,129,517	2,798,117	15,920,194
Written options contracts	(12,227,520)	(13,164,000)	(752,476)	(1,924,022)	(7,366,420)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended August 31, 2024, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
GJAN	$406,189,861	$300,015,202	$14,189,000	$12,339,848
GFEB	543,280,269	358,261,519	21,027,515	16,426,348
SFEB	75,569,311	9,875,751	3,496,469	625,677
XIMR	21,632,265	—	2,258,745	—
GMAR	504,373,900	268,482,472	27,756,259	21,769,830
GAPR	353,047,595	305,351,183	16,588,490	15,283,374
GMAY	435,087,795	280,726,782	20,346,948	16,635,173
SMAY	101,729,798	56,885,340	3,665,229	2,060,507
XIJN	4,729,586	—	468,517	—
GJUN	779,486,392	569,178,270	34,191,531	26,976,366
GJUL	852,668,160	671,182,258	41,827,313	34,719,560
GAUG	359,255,115	243,905,125	16,179,760	11,994,589
SAUG	134,631,713	89,382,669	4,226,354	1,697,703
XISE	95,160,773	9,222,108	13,554,717	1,272,508
GSEP	163,530,839	42,411,860	6,981,113	3,401,631
GOCT	231,350,540	135,540,834	11,607,329	7,785,235
GNOV	185,800,797	37,212,046	6,795,334	2,039,910
SNOV	30,388,196	8,055,244	1,779,813	722,974
XIDE	28,863,765	7,334,886	3,466,186	956,419
GDEC	204,274,877	82,458,811	7,689,314	3,826,606
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025 for GJAN, GFEB, GMAR, GAPR, GMAY, SMAY, GJUN, GJUL, GAUG, SAUG, XISE, GSEP, GOCT, GNOV, SNOV, XIDE, GDEC and BUFZ, February 5, 2026 for SFEB, March 18, 2026 for XIMR, May 21, 2026 for BUFS, and June 10, 2026 for XIJN.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 23, 2024, the investment objective of XISE changed to include a consistent level of income of 6.67% and an Outcome Period of September 23, 2024 through September 19, 2025.
As of September 23, 2024, the investment objective of GSEP changed to include an upside cap of 11.30% and an Outcome Period of September 23, 2024 through September 19, 2025.
As of October 21, 2024, the investment objective of GOCT changed to include an upside cap of 11.66% and an Outcome Period of October 21, 2024 through October 17, 2025.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest U.S. Equity Moderate Buffer ETF - January, FT Vest U.S. Equity Moderate Buffer ETF - February, FT Vest U.S. Small Cap Moderate Buffer ETF - February, FT Vest U.S. Equity Buffer & Premium Income ETF - March, FT Vest U.S. Equity Moderate Buffer ETF - March, FT Vest U.S. Equity Moderate Buffer ETF - April, FT Vest U.S. Equity Moderate Buffer ETF - May, FT Vest U.S. Small Cap Moderate Buffer ETF - May, FT Vest U.S. Equity Buffer & Premium Income ETF - June, FT Vest U.S. Equity Moderate Buffer ETF - June, FT Vest U.S. Equity Moderate Buffer ETF - July, FT Vest U.S. Equity Moderate Buffer ETF - August, FT Vest U.S. Small Cap Moderate Buffer ETF - August, FT Vest U.S. Equity Buffer & Premium Income ETF - September, FT Vest U.S. Equity Moderate Buffer ETF - September, FT Vest U.S. Equity Moderate Buffer ETF - October, FT Vest U.S. Equity Moderate Buffer ETF - November, FT Vest U.S. Small Cap Moderate Buffer ETF - November, FT Vest U.S. Equity Buffer & Premium Income ETF - December, FT Vest U.S. Equity Moderate Buffer ETF - December, FT Vest Laddered Moderate Buffer ETF, and FT Vest Laddered Small Cap Moderate Buffer ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Moderate Buffer ETF - January	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from January 20, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - February	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from February 17, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF - February	For the period from February 16, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Buffer & Premium Income ETF - March	For the period from March 18, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - March	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from March 17, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - April	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from April 21, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - May	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from May 19, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF - May
FT Vest U.S. Equity Buffer & Premium Income ETF - June	For the period from June 21, 2024 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - June	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from June 16, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - July	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from July 21, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - August	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period from August 18, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF - August

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest U.S. Equity Buffer & Premium Income ETF - September	For the period from September 15, 2023 (commencement of investment operations) through August 31, 2023
FT Vest U.S. Equity Moderate Buffer ETF - September
FT Vest U.S. Equity Moderate Buffer ETF - October	For the period from October 20, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - November	For the period from November 17, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Small Cap Moderate Buffer ETF - November
FT Vest U.S. Equity Buffer & Premium Income ETF - December	For the period from December 15, 2023 (commencement of investment operations) through August 31, 2024
FT Vest U.S. Equity Moderate Buffer ETF - December
FT Vest Laddered Moderate Buffer ETF	For the period from October 25, 2023 (commencement of investment operations) through August 31, 2024
FT Vest Laddered Small Cap Moderate Buffer ETF	For the period from May 29, 2024 (commencement of investment operations) through August 31, 2024
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 25, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal period ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal period ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
FT Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
FT Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
FT Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
FT Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
FT Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
FT Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
FT Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
FT Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board noted that the Funds are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that, for each of GJAN, GFEB, GMAR, GAPR, GMAY, GJUN, GJUL and GAUG, match the price return of the SPDR S&P 500 ETF Trust (“SPY”) and, for SMAY, match the price return of the iShares Russell 2000 ETF

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
(“IWM”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY or IWM, as applicable. For each Fund, the Board considered, as applicable, information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2023 and March 31, 2024 and noted that each applicable Fund delivered on its target outcome objective. Because each Fund commenced operations in 2023 and therefore has a limited performance history, comparative performance information for each Fund was not reviewed.
On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the period from the Fund’s respective inception through December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2023. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest U.S. Equity Buffer & Premium Income ETF - March (XIMR)
FT Vest U.S. Equity Buffer & Premium Income ETF - June (XIJN)
The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on September 11, 2023. The Board determined for each Fund that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund’s perspective.
In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the September 11, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Funds, and the Trustees were able to ask questions about the proposed investment strategy for the Funds. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex. Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
The Board considered the proposed unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee starting at an annual rate of 0.85% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for each Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board noted that the Advisor and the Sub-Advisor would be responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Funds will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Vest U.S. Equity Buffer ETF and FT Vest U.S. Equity Deep Buffer ETF product lines in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which has a unitary fee rate schedule starting at an annual rate of 0.85% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds and whether the Funds may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the proposed unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from each Fund’s unitary fee, that the sub-advisory fee for each Fund would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for each Fund was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for each Fund at which the Advisor expects the Advisory Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for each Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for each Fund to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of FT Vest Laddered Small Cap Moderate Buffer ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Vest Financial LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on March 11, 2024. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the March 11, 2024 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board also noted that the Fund would invest substantially all of its assets in multiple defined-outcome ETFs in the First Trust Fund Complex sub-advised by the Sub-Advisor. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.20% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board noted that the Advisor and the Sub-Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because the Fund will invest in underlying ETFs in the First Trust Fund Complex, it will incur acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding the estimated acquired fund fees and expenses) for the Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Expense Group. The Board also noted that the total (net) expense ratio (including the estimated acquired fund fees and expenses) for the Fund was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Fund will be most comparable to three other ETFs in the First Trust Fund Complex that invest in underlying ETFs, including ETFs in the First Trust Fund Complex, each of which has a unitary fee rate schedule starting at an annual rate of 0.20% of its average daily net assets, is managed by the Advisor and the Sub-Advisor, and also invests substantially all of its assets in multiple defined-outcome ETFs in the First Trust Fund Complex sub-advised by the Sub-Advisor. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee, that the sub-advisory fee would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for the Fund was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that the Advisor will be responsible for trade execution for the Fund and will not utilize soft dollars in connection with the Fund. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board noted the Sub-Advisor’s statement that it does not

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
foresee any indirect benefits from its relationship with the Fund. In addition, the Board considered that the Advisor and the Sub-Advisor, as the investment advisor and the investment sub-advisor, respectively, to the underlying ETFs in which the Fund would invest, will recognize additional revenue from such underlying ETFs if the Fund’s investment causes their assets to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Disclaimer
The Funds are not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, Russell, SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF or SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Broadline Retail — 0.1%
24	MercadoLibre, Inc. (b)	$49,480
	Capital Markets — 24.9%
69	BlackRock, Inc.	62,225
50,410	Coinbase Global, Inc., Class A (b)	9,243,178
298,493	Galaxy Digital Holdings Ltd. (CAD) (b)	3,273,644
501	Interactive Brokers Group, Inc., Class A	64,574
3,638	Robinhood Markets, Inc., Class A (b)	73,196
		12,716,817
	Financial Services — 2.3%
600	Block, Inc. (b)	39,648
1,127	Mastercard, Inc., Class A	544,724
736	PayPal Holdings, Inc. (b)	53,309
1,955	Visa, Inc., Class A	540,303
		1,177,984
	Interactive Media & Services — 5.8%
9,901	Alphabet, Inc., Class C	1,634,754
2,556	Meta Platforms, Inc., Class A	1,332,469
		2,967,223
	IT Services — 2.5%
118,615	Core Scientific, Inc. (b)	1,224,107
695	Shopify, Inc., Class A (b)	51,478
		1,275,585
	Semiconductors & Semiconductor Equipment — 8.0%
1,424	Advanced Micro Devices, Inc. (b)	211,549
480	Microchip Technology, Inc.	39,437
18,679	NVIDIA Corp.	2,229,712
285	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	48,935
7,135	Texas Instruments, Inc.	1,529,316
		4,058,949
	Software — 56.2%
176,943	Bitdeer Technologies Group, Class A (b)	1,157,207
648,828	Cipher Mining, Inc. (b)	2,277,386
215,957	Cleanspark, Inc. (b)	2,308,580
342,241	Hive Digital Technologies Ltd. (b)	1,067,792
66,658	Hut 8 Corp. (b)	673,913
274,251	Iris Energy Ltd. (b)	2,169,326
137,019	Marathon Digital Holdings, Inc. (b)	2,288,217
4,428	Microsoft Corp.	1,847,096
Shares	Description	Value

	Software (Continued)
78,710	MicroStrategy, Inc., Class A (b)	$10,422,778
304,006	Riot Platforms, Inc. (b)	2,289,165
500,446	Terawulf, Inc. (b)	2,181,945
		28,683,405
	Total Common Stocks	50,929,443
	(Cost $44,964,055)
MONEY MARKET FUNDS — 0.2%
126,768	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (c)	126,768
	(Cost $126,768)

	Total Investments — 100.0%	51,056,211
	(Cost $45,090,823)
	Net Other Assets and Liabilities — (0.0)%	(5,605)
	Net Assets — 100.0%	$51,050,606

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 50,929,443	$ 50,929,443	$ —	$ —
Money Market Funds	126,768	126,768	—	—
Total Investments	$51,056,211	$51,056,211	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Statement of Assets and Liabilities
August 31, 2024

ASSETS:
Investments, at value	$51,056,211
Receivables:
Investment securities sold	8,461,029
Dividends	1,322
Total Assets	59,518,562

LIABILITIES:
Payables:
Investment securities purchased	8,429,531
Investment advisory fees	38,425
Total Liabilities	8,467,956
NET ASSETS	$51,050,606

NET ASSETS consist of:
Paid-in capital	$84,013,664
Par value	44,500
Accumulated distributable earnings (loss)	(33,007,558)
NET ASSETS	$51,050,606
NET ASSET VALUE, per share	$11.47
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,450,002
Investments, at cost	$45,090,823
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Statement of Operations
For the Year Ended August 31, 2024

INVESTMENT INCOME:
Dividends	$12,403
Foreign withholding tax	(186)
Total investment income	12,217

EXPENSES:
Investment advisory fees	346,621
Total expenses	346,621
NET INVESTMENT INCOME (LOSS)	(334,404)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,546,417
In-kind redemptions	3,002,725
Foreign currency transactions	839
Net realized gain (loss)	5,549,981
Net change in unrealized appreciation (depreciation) on:
Investments	14,175,943
Foreign currency translation	(2,830)
Net change in unrealized appreciation (depreciation)	14,173,113
NET REALIZED AND UNREALIZED GAIN (LOSS)	19,723,094
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,388,690
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Statements of Changes in Net Assets

	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(334,404)	$(144,115)
Net realized gain (loss)	5,549,981	(20,158,631)
Net change in unrealized appreciation (depreciation)	14,173,113	17,713,895
Net increase (decrease) in net assets resulting from operations	19,388,690	(2,588,851)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(4,358)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	17,141,615	1,307,927
Cost of shares redeemed	(5,089,136)	(5,741,810)
Net increase (decrease) in net assets resulting from shareholder transactions	12,052,479	(4,433,883)
Total increase (decrease) in net assets	31,441,169	(7,027,092)

NET ASSETS:
Beginning of period	19,609,437	26,636,529
End of period	$51,050,606	$19,609,437

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,400,002	4,250,002
Shares sold	1,450,000	300,000
Shares redeemed	(400,000)	(1,150,000)
Shares outstanding, end of period	4,450,002	3,400,002
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Financial Highlights
For a share outstanding throughout each period

	Year Ended August 31,		Period Ended 8/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$5.77	$6.27	$18.91
Income from investment operations:
Net investment income (loss) (b)	(0.08)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	5.78	(0.46)	(12.36)
Total from investment operations	5.70	(0.50)	(12.44)
Distributions paid to shareholders from:
Net investment income	—	(0.00) (c)	(0.20)
Net realized gain	—	—	(0.00) (c)
Total distributions	—	(0.00) (c)	(0.20)
Net asset value, end of period	$11.47	$5.77	$6.27
Total return (d)	98.79%	(7.95)%	(66.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$51,051	$19,609	$26,637
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.76)%	(0.76)% (e)
Portfolio turnover rate (f)	215%	197%	90%

(a)	Inception date is September 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “CRPT” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks to provide investors with capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any investment borrowings) in the common stocks and American Depositary Receipts (“ADRs”) of Crypto Industry Companies and Digital Economy Companies. Under normal market conditions, the Fund will invest at least 50% of its net assets (plus any investment borrowings) in Crypto Industry Companies. The remainder of the Fund’s net assets used to satisfy the 80% test set forth above will be invested in Digital Economy Companies.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended August 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$—	$4,358
Capital gains	—	—
Return of capital	—	—
As of August 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$653,751
Accumulated capital and other gain (loss)	(32,280,929)
Net unrealized appreciation (depreciation)	(1,380,380)

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 and taxable years ended 2023 and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2024, for federal income tax purposes, the Fund had $32,280,929 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended August 31, 2024, the Fund utilized $5,596,709 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$1,003,302	$(2,756,319)	$1,753,017
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$52,433,761	$8,365,600	$(9,743,150)	$(1,377,550)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen,

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024
Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
SkyBridge Capital II, LLC (“SkyBridge” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and SkyBridge, First Trust will supervise SkyBridge and its management of the investment of the Fund’s assets and will pay SkyBridge for its services as the Fund’s sub-advisor. SkyBridge receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to SkyBridge will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $85,926,673 and $86,384,737, respectively.
For the fiscal year ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $17,134,924 and $5,082,041, respectively.

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
The Trust’s Board of Trustees approved a change to the Fund’s principal investment strategies to allow the Fund to invest in Bitcoin Exchange-Traded Products. These Bitcoin Exchange-Traded Products are expected to be held by the Fund indirectly via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Fund generally intends to invest up to 25% of its net assets in Bitcoin Exchange-Traded Products; however, at certain times, the Fund may invest more than 25% of its net assets in Bitcoin Exchange-Traded Products. The Fund’s principal investment strategies and principal risks were revised accordingly.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2024, and 2023 and for the period from September 20, 2021 (commencement of investment operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2024, and 2023 and for the period from September 20, 2021 (commencement of investment operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Fund Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Fund Sub-Advisory Agreement” and together with the Fund Advisory Agreement, the “Fund Agreements”) among the Trust, on behalf of the Fund, the Advisor and SkyBridge Capital II, LLC (the “Sub-Advisor”). The Board approved the continuation of the Fund Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024.
At a meeting held on April 25, 2024, the Board approved changes to the Fund’s investment strategy to allow the Fund to invest in U.S. exchange-traded products that invest directly in Bitcoin or Bitcoin derivatives (collectively, “Bitcoin ETPs”). At the June 2–3, 2024 meeting, because the Fund will invest in Bitcoin ETPs through a wholly-owned subsidiary of the Fund (the “Subsidiary”), the Board, including the Independent Trustees, also unanimously approved an Investment Management Agreement (the “Subsidiary Advisory Agreement”) with the Advisor on behalf of the Subsidiary and an Investment Sub-Advisory Agreement (the “Subsidiary Sub-Advisory Agreement” and together with the Subsidiary Advisory Agreement, the “Subsidiary Agreements”) among the Subsidiary, the Advisor and the Sub-Advisor. The Fund Agreements and the Subsidiary Agreements are referred to herein collectively as the “Agreements.”
The Board determined that the continuation of the Fund Agreements and the approval of the Subsidiary Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services provided or expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided or to be provided by the Advisor and the Sub-Advisor to the Fund and the Subsidiary (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred or to be incurred in providing services to the Fund and the Subsidiary and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024

Other Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024 (Unaudited)
meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective and whether the arrangements between the Subsidiary and the Advisor and among the Subsidiary, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s and the Subsidiary’s perspectives. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew or approve, as applicable, the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Fund Agreements and evaluating whether to approve the Subsidiary Agreements, the Board considered the nature, extent and quality of the services provided or to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Fund Advisory Agreement and the Subsidiary Advisory Agreement, the Board considered that the Advisor is or will be, as applicable, responsible for the overall management and administration of the Trust, the Fund and the Subsidiary and reviewed all of the services provided or to be provided by the Advisor to the Fund and the Subsidiary, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees or will oversee, as applicable, the Sub-Advisor’s day-to-day management of the Fund’s and the Subsidiary’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided or to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Fund Sub-Advisory Agreement and the Subsidiary Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments and will actively manage the Subsidiary’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides or will provide, as applicable, to the Fund and the Subsidiary, including the Sub-Advisor’s day-to-day management of the Fund’s and the Subsidiary’s investments. In considering the Sub-Advisor’s management of the Fund and proposed management of the Subsidiary, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided or to be provided to the Trust, the Fund and the Subsidiary by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain or are expected to be, as applicable, satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Fund Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses and would be responsible for the Subsidiary’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Fund Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor would receive no compensation under the Subsidiary Advisory Agreement and no compensation would be paid to the Sub-Advisor under the Subsidiary Sub-Advisory Agreement. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund

Other Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024 (Unaudited)
and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. The Board noted that during 2024, it approved changes to the Fund’s investment strategy to allow the Fund to invest in Bitcoin ETPs through the Subsidiary. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Fund Agreements and expected to be provided by the Advisor and the Sub-Advisor under the Subsidiary Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the nature of its sub-advisory services to the Fund does not produce economies of scale and that it anticipates that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statements that there are no other benefits derived or that may be derived by the Sub-Advisor or its affiliates from the Sub-Advisor’s relationship with the Advisor and the Fund and that the Sub-Advisor does not use soft dollars. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be or are, as applicable, fair and reasonable and that the continuation of the Fund Agreements and the approval of the Subsidiary Agreements are in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the

Other Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2024 (Unaudited)
Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $9,276. This figure is comprised of $408 paid (or to be paid) in fixed compensation and $8,868 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $4,634 paid (or to be paid) to senior management of First Trust Advisors L.P. and $4,642 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
There were no distributions made by CRPT during the Fund’s fiscal year ended August 31, 2024; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

First Trust Multi-Manager Large Growth ETF (MMLG)
Wellington Management Company LLP
Sands Capital Management, LLC

First Trust Multi-Manager Large Growth ETF (MMLG)
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Multi-Manager Large Growth ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Multi-Manager Large Growth ETF (MMLG)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS — 98.4%
	Aerospace & Defense — 0.4%
2,231	RTX Corp.	$275,172
	Automobiles — 0.4%
1,143	Tesla, Inc. (a)	244,728
	Banks — 2.0%
94,468	NU Holdings Ltd., Class A (a)	1,414,186
	Beverages — 1.2%
6,610	Brown-Forman Corp., Class B	301,350
1,320	Constellation Brands, Inc., Class A	317,737
4,316	Monster Beverage Corp. (a)	203,413
		822,500
	Biotechnology — 1.3%
15,675	Ultragenyx Pharmaceutical, Inc. (a)	890,026
	Broadline Retail — 6.5%
25,437	Amazon.com, Inc. (a)	4,540,504
	Capital Markets — 0.3%
1,862	KKR & Co., Inc.	230,460
	Chemicals — 0.7%
1,215	Sherwin-Williams (The) Co.	448,785
	Commercial Services & Supplies — 0.5%
1,714	Republic Services, Inc.	356,872
	Communications Equipment — 0.6%
980	Motorola Solutions, Inc.	433,199
	Consumer Finance — 0.5%
1,215	American Express Co.	314,260
	Electronic Equipment, Instruments & Components — 1.2%
7,273	Amphenol Corp., Class A	490,564
1,499	CDW Corp.	338,234
		828,798
	Entertainment — 5.5%
2,913	Live Nation Entertainment, Inc. (a)	284,513
2,365	Netflix, Inc. (a)	1,658,693
14,094	Sea Ltd., ADR (a)	1,103,701
2,275	Spotify Technology S.A. (a)	780,052
		3,826,959
	Financial Services — 4.1%
15,640	Block, Inc. (a)	1,033,491
2,122	Mastercard, Inc., Class A	1,025,648
2,781	Visa, Inc., Class A	768,585
		2,827,724
Shares	Description	Value

	Ground Transportation — 1.5%
14,464	Uber Technologies, Inc. (a)	$1,057,752
	Health Care Equipment & Supplies — 3.9%
1,996	Abbott Laboratories	226,087
1,464	Align Technology, Inc. (a)	347,290
3,580	Boston Scientific Corp. (a)	292,808
13,468	Dexcom, Inc. (a)	933,871
12,593	Edwards Lifesciences Corp. (a)	881,007
		2,681,063
	Health Care Providers & Services — 0.8%
927	UnitedHealth Group, Inc.	547,115
	Health Care Technology — 0.3%
1,007	Veeva Systems, Inc., Class A (a)	217,955
	Hotels, Restaurants & Leisure — 2.6%
5,184	Airbnb, Inc., Class A (a)	608,135
8,573	Chipotle Mexican Grill, Inc. (a)	480,774
5,636	DoorDash, Inc., Class A (a)	725,409
		1,814,318
	Independent Power and Renewable Electricity Producers — 0.3%
2,428	Vistra Corp.	207,424
	Industrial REITs — 0.2%
1,971	Lineage, Inc. (a)	165,367
	Insurance — 0.8%
2,650	Arch Capital Group Ltd. (a)	299,688
943	Chubb Ltd.	267,982
		567,670
	Interactive Media & Services — 8.1%
12,399	Alphabet, Inc., Class A	2,025,749
2,368	Alphabet, Inc., Class C	390,980
6,123	Meta Platforms, Inc., Class A	3,191,981
		5,608,710
	IT Services — 5.2%
1,309	Accenture PLC, Class A	447,613
4,442	Cloudflare, Inc., Class A (a)	364,866
10,867	Okta, Inc. (a)	855,559
17,275	Shopify, Inc., Class A (a)	1,279,559
6,118	Snowflake, Inc., Class A (a)	698,859
		3,646,456
	Life Sciences Tools & Services — 0.5%
520	Thermo Fisher Scientific, Inc.	319,836
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery — 0.9%
828	Deere & Co.	$319,393
3,142	Ingersoll Rand, Inc.	287,336
		606,729
	Oil, Gas & Consumable Fuels — 0.3%
1,025	Diamondback Energy, Inc.	199,988
	Personal Care Products — 0.3%
2,600	Estee Lauder (The) Cos., Inc., Class A	238,316
	Pharmaceuticals — 3.0%
1,545	Eli Lilly & Co.	1,483,231
5,199	Merck & Co., Inc.	615,821
		2,099,052
	Semiconductors & Semiconductor Equipment — 17.1%
1,699	ASML Holding N.V.	1,535,675
8,753	Broadcom, Inc.	1,425,163
6,865	Entegris, Inc.	795,448
655	KLA Corp.	536,727
885	Lam Research Corp.	726,594
54,129	NVIDIA Corp.	6,461,379
2,045	Texas Instruments, Inc.	438,325
		11,919,311
	Software — 19.8%
905	Adobe, Inc. (a)	519,841
6,820	Atlassian Corp., Class A (a)	1,129,392
925	Cadence Design Systems, Inc. (a)	248,760
12,130	Datadog, Inc., Class A (a)	1,410,234
634	Intuit, Inc.	399,585
12,834	Microsoft Corp.	5,353,575
404	Roper Technologies, Inc.	223,982
1,696	Salesforce, Inc.	428,918
21,158	Samsara, Inc., Class A (a)	868,959
3,308	ServiceNow, Inc. (a)	2,828,340
1,223	Workday, Inc., Class A (a)	321,881
		13,733,467
	Specialized REITs — 0.3%
272	Equinix, Inc.	226,946
	Specialty Retail — 2.3%
5,568	Floor & Decor Holdings, Inc., Class A (a)	626,066
384	O’Reilly Automotive, Inc. (a)	433,908
4,847	TJX (The) Cos., Inc.	568,408
		1,628,382
Shares	Description	Value

	Technology Hardware, Storage & Peripherals — 4.7%
14,251	Apple, Inc.	$3,263,479
	Textiles, Apparel & Luxury Goods — 0.3%
2,568	NIKE, Inc., Class B	213,966
	Total Common Stocks	68,417,475
	(Cost $59,308,549)
MONEY MARKET FUNDS — 1.6%
1,155,925	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (b)	1,155,925
	(Cost $1,155,925)

	Total Investments — 100.0%	69,573,400
	(Cost $60,464,474)
	Net Other Assets and Liabilities — (0.0)%	(23,062)
	Net Assets — 100.0%	$69,550,338

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 68,417,475	$ 68,417,475	$ —	$ —
Money Market Funds	1,155,925	1,155,925	—	—
Total Investments	$69,573,400	$69,573,400	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Statement of Assets and Liabilities
August 31, 2024

ASSETS:
Investments, at value	$69,573,400
Dividends receivable	26,337
Total Assets	69,599,737

LIABILITIES:
Investment advisory fees payable	49,399
Total Liabilities	49,399
NET ASSETS	$69,550,338

NET ASSETS consist of:
Paid-in capital	$79,620,552
Par value	25,000
Accumulated distributable earnings (loss)	(10,095,214)
NET ASSETS	$69,550,338
NET ASSET VALUE, per share	$27.82
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,500,002
Investments, at cost	$60,464,474
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Statement of Operations
For the Year Ended August 31, 2024

INVESTMENT INCOME:
Dividends	$278,787
Foreign withholding tax	(935)
Total investment income	277,852

EXPENSES:
Investment advisory fees	501,843
Total expenses	501,843
NET INVESTMENT INCOME (LOSS)	(223,991)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,369,349)
In-kind redemptions	2,772,092
Net realized gain (loss)	(597,257)
Net change in unrealized appreciation (depreciation) on investments	14,513,863
NET REALIZED AND UNREALIZED GAIN (LOSS)	13,916,606
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,692,615
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Statements of Changes in Net Assets

	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(223,991)	$(128,064)
Net realized gain (loss)	(597,257)	(14,219,998)
Net change in unrealized appreciation (depreciation)	14,513,863	19,933,088
Net increase (decrease) in net assets resulting from operations	13,692,615	5,585,026

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	25,969,479	—
Cost of shares redeemed	(11,436,094)	(27,738,996)
Net increase (decrease) in net assets resulting from shareholder transactions	14,533,385	(27,738,996)
Total increase (decrease) in net assets	28,226,000	(22,153,970)

NET ASSETS:
Beginning of period	41,324,338	63,478,308
End of period	$69,550,338	$41,324,338

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,900,002	3,500,002
Shares sold	1,050,000	—
Shares redeemed	(450,000)	(1,600,000)
Shares outstanding, end of period	2,500,002	1,900,002
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$21.75	$18.14	$28.27	$21.86	$19.84
Income from investment operations:
Net investment income (loss)	(0.10) (b)	(0.05) (b)	(0.18)	0.01	(0.00) (c)
Net realized and unrealized gain (loss)	6.17	3.66	(9.95)	6.46	2.02
Total from investment operations	6.07	3.61	(10.13)	6.47	2.02
Distributions paid to shareholders from:
Net investment income	—	—	—	(0.04)	—
Net realized gain	—	—	—	(0.02)	—
Total distributions	—	—	—	(0.06)	—
Net asset value, end of period	$27.82	$21.75	$18.14	$28.27	$21.86
Total return (d)	27.91%	19.90%	(35.83)%	29.65%	10.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$69,550	$41,324	$63,478	$171,005	$2,186
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.29)%	(0.49)%	(0.49)%	(0.21)% (e)
Portfolio turnover rate (f)	41%	29%	31%	21%	2%

(a)	Inception date is July 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Multi-Manager Large Growth ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “MMLG” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those companies with market capitalizations within the market capitalization range of the companies comprising the Russell 1000® Growth Index (as of the index’s most recent reconstitution). The Fund’s portfolio is principally composed of common stocks issued by companies domiciled in the United States, common stocks issued by non-U.S. companies that are principally traded in the United States and American Depositary Receipts. The Fund utilizes a multi-manager approach to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
There were no distributions paid during the fiscal years ended August 31, 2024 and August 31, 2023.
As of August 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(173,227)
Accumulated capital and other gain (loss)	(17,786,337)
Net unrealized appreciation (depreciation)	7,864,350
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2024, for federal income tax purposes, the Fund had $17,786,337 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2024, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

Qualified Late Year Losses
Ordinary Losses	Capital Losses
$173,227	$—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2024, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$129,236	$(2,467,695)	$2,338,459
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$61,709,050	$15,457,783	$(7,593,433)	$7,864,350
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, selecting and overseeing the investment sub-advisors, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the Fund’s portfolio based on recommendations provided by the Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion up to and including $15 billion	0.76500%
Fund net assets greater than $15 billion	0.72250%
The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Wellington Management Company LLP (“Wellington”) and Sands Capital Management, LLC (“Sands Capital”) (each, a “Sub-Advisor” and together, “Sub-Advisors”), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the “Sub-Advisory Agreements”). In this capacity, Wellington and Sands Capital are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund’s portfolio they have been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.30% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.30% of the average daily net assets of the portion of the Fund’s assets allocated to that sub-advisor). Each Sub-Advisor’s fees are paid by First Trust out of First Trust’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024
records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $23,533,176 and $24,045,385, respectively.
For the fiscal year ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $25,505,729 and $11,240,419, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Multi-Manager Large Growth ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from July 21, 2020 (commencement of investment operations) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from July 21, 2020 (commencement of investment operations) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of First Trust Multi-Manager Large Growth ETF (the “Fund”), and First Trust Advisors L.P. (the “Advisor”); the Investment Sub-Advisory Agreement (the “Sands Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Sands Capital Management, LLC (“Sands”); and the Investment Sub-Advisory Agreement (the “Wellington Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Wellington Management Company LLP (“Wellington”). The Sands Sub-Advisory Agreement and the Wellington Sub-Advisory Agreement are collectively referred to as the “Sub-Advisory Agreements.” Sands and Wellington are each referred to as a “Sub-Advisor” and collectively as the “Sub-Advisors.” The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the “Agreements.” The Board approved the continuation of the Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fees as compared to fees charged to other clients of the Sub-Advisors; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for each Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisors; and information on the Advisor’s and each Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board

Other Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024 (Unaudited)
considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the allocation of assets between the Sub-Advisors performed by members of the Advisor’s Investment Committee, as well as the background and experience of the persons responsible for such services. The Board considered that each Sub-Advisor acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund’s portfolio trades. The Board noted that the Advisor oversees the management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, each Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisors actively manage the Fund’s investments. The Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor’s non-discretionary management of the portion of the Fund’s assets allocated to it. In considering each Sub-Advisor’s services to the Fund, the Board noted the background and experience of each Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of each portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and the Sub-Advisors have managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the Advisor pays each Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisors for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2023 and underperformed the Performance Universe median and the benchmark index for the three-year period ended December 31, 2023.

Other Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2024 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
With respect to the Sands Sub-Advisory Agreement, the Board considered Sands’ statements that it did not believe there are any specific economies of scale in connection with providing sub-advisory services to the Fund that will benefit the Fund’s shareholders and that Sands believes that the sub-advisory fee is appropriate given the services provided to the Fund. The Board noted that the Advisor pays Sands from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of Sands with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by Sands from its relationship with the Fund, and noted Sands’ statement that, given that the Advisor is responsible for trade execution, no indirect benefits are expected to be derived from its relationship with the Fund. The Board noted that Sands acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to Sands were not unreasonable.
With respect to the Wellington Sub-Advisory Agreement, the Board considered Wellington’s statement that it believes the sub-advisory fee reflects the economies of scale inherent in providing investment advice to funds similar in size to the Fund, and that Wellington believes the fee schedule is competitive given the nature and quality of service provided by Wellington. The Board noted that the Advisor pays Wellington from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of Wellington with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by Wellington from its relationship with the Fund, and noted Wellington’s statements that it derives no ancillary economic benefits of the type that may accrue to an adviser that also provides distribution and other services, and that although not quantifiable Wellington recognizes the reputational benefit that accrues from its relationship with the Fund and the Advisor. The Board noted that Wellington acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to Wellington were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by MMLG during the Fund’s fiscal year ended August 31, 2024; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Driehaus Capital Management LLC
Stephens Investment Management Group, LLC

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments
August 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.6%
	Aerospace & Defense — 7.8%
1,062	AeroVironment, Inc. (a)	$216,393
1,133	Axon Enterprise, Inc. (a)	413,511
501	Curtiss-Wright Corp.	158,246
3,844	Embraer S.A., ADR (a)	127,736
700	HEICO Corp., Class A	140,063
8,228	Kratos Defense & Security Solutions, Inc. (a)	188,750
10,255	Leonardo DRS, Inc. (a)	292,678
624	Loar Holdings, Inc. (a)	46,276
367	Moog, Inc., Class A	72,446
		1,656,099
	Air Freight & Logistics — 0.5%
2,034	Hub Group, Inc., Class A	95,862
	Automobile Components — 0.9%
1,513	Modine Manufacturing Co. (a)	183,905
	Banks — 0.7%
988	Customers Bancorp, Inc. (a)	51,198
1,056	Western Alliance Bancorp	86,254
		137,452
	Beverages — 0.1%
645	Celsius Holdings, Inc. (a)	24,529
	Biotechnology — 8.6%
2,298	Apogee Therapeutics, Inc. (a)	117,589
1,158	Avidity Biosciences, Inc. (a)	50,952
854	Blueprint Medicines Corp. (a)	81,591
5,292	Crinetics Pharmaceuticals, Inc. (a)	280,793
5,577	Exelixis, Inc. (a)	145,169
2,633	Halozyme Therapeutics, Inc. (a)	168,117
183	Insmed, Inc. (a)	13,994
321	Krystal Biotech, Inc. (a)	62,634
1,814	Kymera Therapeutics, Inc. (a)	87,725
1,595	Merus N.V. (a)	81,329
1,217	Natera, Inc. (a)	143,922
992	Nuvalent, Inc., Class A (a)	84,449
651	Rhythm Pharmaceuticals, Inc. (a)	30,786
1,913	Ultragenyx Pharmaceutical, Inc. (a)	108,620
2,535	Vaxcyte, Inc. (a)	204,727
3,976	Xenon Pharmaceuticals, Inc. (a)	160,392
		1,822,789
	Building Products — 1.8%
2,103	AAON, Inc.	200,858
2,126	AZEK (The) Co., Inc. (a)	90,631
1,408	Trex Co., Inc. (a)	89,746
		381,235
Shares	Description	Value

	Capital Markets — 2.0%
341	Evercore, Inc., Class A	$83,797
481	MarketAxess Holdings, Inc.	116,590
395	Piper Sandler Cos.	107,716
4,028	Virtu Financial, Inc., Class A	123,700
		431,803
	Chemicals — 1.5%
3,541	Aspen Aerogels, Inc. (a)	101,591
722	Balchem Corp.	127,816
3,343	Element Solutions, Inc.	89,392
		318,799
	Commercial Services & Supplies — 2.0%
3,305	Montrose Environmental Group, Inc. (a)	108,735
308	MSA Safety, Inc.	56,250
642	Tetra Tech, Inc.	152,629
1,209	VSE Corp.	112,473
		430,087
	Construction & Engineering — 1.3%
2,193	Ameresco, Inc., Class A (a)	66,777
173	Comfort Systems USA, Inc.	61,159
150	EMCOR Group, Inc.	58,959
671	Sterling Infrastructure, Inc. (a)	80,204
		267,099
	Construction Materials — 0.6%
1,601	Knife River Corp. (a)	126,271
	Consumer Finance — 2.5%
2,626	Encore Capital Group, Inc. (a)	131,510
13,828	EZCORP, Inc., Class A (a)	168,978
1,845	FirstCash Holdings, Inc.	221,566
		522,054
	Consumer Staples Distribution & Retail — 0.9%
1,405	Chefs’ Warehouse (The), Inc. (a)	60,176
1,294	Sprouts Farmers Market, Inc. (a)	134,641
		194,817
	Diversified Consumer Services — 1.1%
1,378	Bright Horizons Family Solutions, Inc. (a)	193,912
33	Grand Canyon Education, Inc. (a)	4,785
516	Stride, Inc. (a)	42,488
		241,185
	Electrical Equipment — 1.2%
5,629	Enovix Corp. (a)	53,588
320	Generac Holdings, Inc. (a)	50,090
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Electrical Equipment (Continued)
381	Powell Industries, Inc.	$63,795
1,053	Vertiv Holdings Co., Class A	87,430
		254,903
	Electronic Equipment, Instruments & Components — 2.7%
349	Badger Meter, Inc.	72,222
846	Celestica, Inc. (a)	43,078
1,453	Cognex Corp.	58,672
2,227	Coherent Corp. (a)	173,595
288	Fabrinet (a)	70,171
814	Itron, Inc. (a)	83,207
5,573	nLight, Inc. (a)	66,542
		567,487
	Energy Equipment & Services — 2.1%
1,455	Cactus, Inc., Class A	86,602
8,330	TechnipFMC PLC	223,577
953	Tidewater, Inc. (a)	84,531
442	Weatherford International PLC	46,383
		441,093
	Financial Services — 0.2%
2,080	Toast, Inc., Class A (a)	51,709
	Food Products — 0.8%
1,267	Freshpet, Inc. (a)	172,312
	Ground Transportation — 0.5%
2,023	RXO, Inc. (a)	57,574
136	Saia, Inc. (a)	51,113
		108,687
	Health Care Equipment & Supplies — 5.2%
1,457	Glaukos Corp. (a)	195,078
1,360	Globus Medical, Inc., Class A (a)	98,872
133	Insulet Corp. (a)	26,968
804	Integer Holdings Corp. (a)	104,576
824	iRhythm Technologies, Inc. (a)	58,405
558	Lantheus Holdings, Inc. (a)	59,410
4,902	Neogen Corp. (a)	84,560
737	RxSight, Inc. (a)	41,560
3,342	Tandem Diabetes Care, Inc. (a)	145,377
1,748	TransMedics Group, Inc. (a)	293,769
		1,108,575
Shares	Description	Value

	Health Care Providers & Services — 1.5%
1,787	Acadia Healthcare Co., Inc. (a)	$146,409
2,159	HealthEquity, Inc. (a)	171,770
		318,179
	Health Care Technology — 0.7%
2,534	HealthStream, Inc.	73,588
3,377	Schrodinger, Inc. (a)	71,018
		144,606
	Hotels, Restaurants & Leisure — 4.5%
1,182	Cava Group, Inc. (a)	134,795
2,956	Dutch Bros, Inc., Class A (a)	91,636
2,269	First Watch Restaurant Group, Inc. (a)	37,461
3,222	Krispy Kreme, Inc.	36,312
4,155	Life Time Group Holdings, Inc. (a)	97,725
2,264	Papa John’s International, Inc.	107,246
6,006	Sweetgreen, Inc., Class A (a)	189,850
642	Wingstop, Inc.	247,883
		942,908
	Household Durables — 1.1%
1,184	Champion Homes, Inc. (a)	110,598
588	Installed Building Products, Inc.	130,718
		241,316
	Insurance — 4.6%
2,768	Baldwin Insurance Group (The), Inc. (a)	129,792
760	HCI Group, Inc.	72,831
1,708	Kemper Corp.	106,767
215	Kinsale Capital Group, Inc.	105,584
4,080	Oscar Health, Inc., Class A (a)	74,664
2,576	Palomar Holdings, Inc. (a)	255,591
2,441	Ryan Specialty Holdings, Inc.	157,762
1,759	Skyward Specialty Insurance Group, Inc. (a)	71,890
		974,881
	Interactive Media & Services — 0.4%
2,511	MediaAlpha, Inc., Class A (a)	44,696
1,601	QuinStreet, Inc. (a)	30,595
		75,291
	IT Services — 0.7%
413	Globant S.A. (a)	83,525
420	Wix.com Ltd. (a)	69,981
		153,506
	Life Sciences Tools & Services — 2.6%
1,717	Azenta, Inc. (a)	85,026
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
3,023	BioLife Solutions, Inc. (a)	$78,235
1,202	Bio-Techne Corp.	88,936
280	ICON PLC (a)	90,177
270	Medpace Holdings, Inc. (a)	95,923
46	OmniAb, Inc. - 12.5 Earnout Shares (a) (b) (c) (d) (e)	0
46	OmniAb, Inc. - 15 Earnout Shares (a) (b) (c) (d) (e)	0
728	Repligen Corp. (a)	109,877
		548,174
	Machinery — 3.5%
610	Allison Transmission Holdings, Inc.	56,578
752	Crane Co.	119,102
1,503	Federal Signal Corp.	142,018
2,957	Kornit Digital Ltd. (a)	54,941
626	Lindsay Corp.	77,655
571	RBC Bearings, Inc. (a)	170,072
772	SPX Technologies, Inc. (a)	125,944
		746,310
	Media — 0.3%
3,892	Magnite, Inc. (a)	53,671
	Metals & Mining — 1.3%
1,597	ATI, Inc. (a)	102,016
436	Carpenter Technology Corp.	63,120
5,190	Pan American Silver Corp.	104,890
		270,026
	Oil, Gas & Consumable Fuels — 3.3%
3,527	Cameco Corp.	144,043
5,084	Magnolia Oil & Gas Corp., Class A	130,201
15,717	Southwestern Energy Co. (a)	100,274
15,786	Uranium Energy Corp. (a)	82,561
4,836	Viper Energy, Inc.	230,194
		687,273
	Personal Care Products — 1.7%
5,059	BellRing Brands, Inc. (a)	282,950
535	elf Beauty, Inc. (a)	80,138
		363,088
	Pharmaceuticals — 2.0%
853	Intra-Cellular Therapies, Inc. (a)	62,508
1,360	Ligand Pharmaceuticals, Inc. (a)	143,888
Shares	Description	Value

	Pharmaceuticals (Continued)
2,313	Structure Therapeutics, Inc., ADR (a)	$88,195
3,846	Supernus Pharmaceuticals, Inc. (a)	135,225
		429,816
	Professional Services — 2.9%
687	FTI Consulting, Inc. (a)	156,849
821	ICF International, Inc.	136,089
799	Korn Ferry	58,367
1,606	Maximus, Inc.	148,169
1,228	Parsons Corp. (a)	117,225
		616,699
	Semiconductors & Semiconductor Equipment — 5.1%
795	Ambarella, Inc. (a)	47,462
1,547	Amkor Technology, Inc.	50,896
687	Camtek Ltd.	62,531
4,125	Credo Technology Group Holding Ltd. (a)	144,004
966	Lattice Semiconductor Corp. (a)	45,750
811	MACOM Technology Solutions Holdings, Inc. (a)	88,586
1,241	Onto Innovation, Inc. (a)	264,606
1,014	Power Integrations, Inc.	68,039
1,109	Rambus, Inc. (a)	49,594
2,270	Semtech Corp. (a)	99,471
514	Silicon Laboratories, Inc. (a)	60,842
267	SiTime Corp. (a)	38,624
1,797	Veeco Instruments, Inc. (a)	63,776
		1,084,181
	Software — 12.7%
1,000	Alkami Technology, Inc. (a)	33,340
674	Altair Engineering, Inc., Class A (a)	60,903
384	Appfolio, Inc., Class A (a)	89,084
185	Aspen Technology, Inc. (a)	43,316
5,706	Clearwater Analytics Holdings, Inc., Class A (a)	141,395
577	CommVault Systems, Inc. (a)	89,666
1,350	CyberArk Software Ltd. (a)	387,099
1,309	Descartes Systems Group (The), Inc. (a)	132,065
808	Elastic N.V. (a)	61,561
1,663	Envestnet, Inc. (a)	104,353
954	Guidewire Software, Inc. (a)	141,926
2,178	Hut 8 Corp. (a)	22,020
1,748	Intapp, Inc. (a)	80,758
776	Manhattan Associates, Inc. (a)	205,198
597	Monday.com Ltd. (a)	158,736
675	Nutanix, Inc., Class A (a)	42,653
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
3,438	PROS Holdings, Inc. (a)	$69,207
375	Qualys, Inc. (a)	46,939
1,542	Rubrik, Inc., Class A (a)	53,692
2,940	SentinelOne, Inc., Class A (a)	69,266
1,031	SPS Commerce, Inc. (a)	205,932
2,881	Tenable Holdings, Inc. (a)	118,928
4,752	Varonis Systems, Inc. (a)	268,963
1,665	Vertex, Inc., Class A (a)	64,419
		2,691,419
	Specialty Retail — 2.7%
520	Abercrombie & Fitch Co., Class A (a)	76,736
1,102	Academy Sports & Outdoors, Inc.	61,139
2,436	American Eagle Outfitters, Inc.	50,133
315	Boot Barn Holdings, Inc. (a)	42,264
997	Carvana Co. (a)	150,168
610	Five Below, Inc. (a)	46,012
181	Lithia Motors, Inc.	54,496
4,235	Revolve Group, Inc. (a)	97,066
		578,014
	Technology Hardware, Storage & Peripherals — 0.3%
1,403	Pure Storage, Inc., Class A (a)	71,960
	Trading Companies & Distributors — 2.7%
434	Applied Industrial Technologies, Inc.	89,022
685	Beacon Roofing Supply, Inc. (a)	62,061
1,094	Core & Main, Inc., Class A (a)	52,545
1,914	FTAI Aviation Ltd.	244,628
798	SiteOne Landscape Supply, Inc. (a)	113,204
		561,460
	Total Common Stocks	21,091,530
	(Cost $18,195,594)
MONEY MARKET FUNDS — 0.4%
95,502	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.12% (f)	95,502
	(Cost $95,502)

	Total Investments — 100.0%	21,187,032
	(Cost $18,291,096)
	Net Other Assets and Liabilities — (0.0)%	(9,246)
	Net Assets — 100.0%	$21,177,786

(a)	Non-income producing security.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(c)	Restricted security as to resale, excluding Rule 144A securities (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At August 31, 2024, securities noted
as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(f)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$ 548,174	$ 548,174	$ —	$ —**
Other Industry Categories*	20,543,356	20,543,356	—	—
Money Market Funds	95,502	95,502	—	—
Total Investments	$21,187,032	$21,187,032	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statement of Assets and Liabilities
August 31, 2024

ASSETS:
Investments, at value	$21,187,032
Cash	459
Dividends receivable	6,012
Total Assets	21,193,503

LIABILITIES:
Investment advisory fees payable	15,717
Total Liabilities	15,717
NET ASSETS	$21,177,786

NET ASSETS consist of:
Paid-in capital	$19,436,276
Par value	10,500
Accumulated distributable earnings (loss)	1,731,010
NET ASSETS	$21,177,786
NET ASSET VALUE, per share	$20.17
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,050,002
Investments, at cost	$18,291,096
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statement of Operations
For the Year Ended August 31, 2024

INVESTMENT INCOME:
Dividends	$54,836
Foreign withholding tax	(550)
Total investment income	54,286

EXPENSES:
Investment advisory fees	108,422
Total expenses	108,422
NET INVESTMENT INCOME (LOSS)	(54,136)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(427,729)
In-kind redemptions	599,060
Net realized gain (loss)	171,331
Net change in unrealized appreciation (depreciation) on investments	2,103,578
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,274,909
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,220,773
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statements of Changes in Net Assets

	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$(54,136)	$(23,244)
Net realized gain (loss)	171,331	(381,065)
Net change in unrealized appreciation (depreciation)	2,103,578	971,153
Net increase (decrease) in net assets resulting from operations	2,220,773	566,844

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	13,435,442	5,290,488
Cost of shares redeemed	(1,852,772)	—
Net increase (decrease) in net assets resulting from shareholder transactions	11,582,670	5,290,488
Total increase (decrease) in net assets	13,803,443	5,857,332

NET ASSETS:
Beginning of period	7,374,343	1,517,011
End of period	$21,177,786	$7,374,343

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	450,002	100,002
Shares sold	700,000	350,000
Shares redeemed	(100,000)	—
Shares outstanding, end of period	1,050,002	450,002
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Financial Highlights
For a share outstanding throughout each period

	Year Ended August 31,		Period Ended 8/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$16.39	$15.17	$20.19
Income from investment operations:
Net investment income (loss)	(0.09) (b)	(0.08) (b)	(0.08)
Net realized and unrealized gain (loss)	3.87	1.30	(4.94)
Total from investment operations	3.78	1.22	(5.02)
Net asset value, end of period	$20.17	$16.39	$15.17
Total return (c)	23.06%	8.04%	(24.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,178	$7,374	$1,517
Ratio of total expenses to average net assets	0.95%	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.54)%	(0.55)% (d)
Portfolio turnover rate (e)	86%	79%	74%

(a)	Inception date is October 13, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MMSC” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities issued by small capitalization companies. The Fund considers small capitalization companies to be those companies with market capitalizations, at the time of investment, within the market capitalization range of the companies comprising the Russell 2000® Growth Index (as of the index’s most recent reconstitution). The Fund’s portfolio is principally composed of common stocks issued by companies domiciled in the United States and common stocks issued by non-U.S. companies that are principally traded in the United States. The Fund utilizes a multi-manager approach to provide exposure to the small capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
C. Restricted Securities
As of August 31, 2024, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
OmniAb, Inc. - 12.5 Earnout Shares	11/02/22	46	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/22	46	0.00	0	0	0.00
				$0	$0	0.00%
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
There were no distributions paid during the fiscal years ended August 31, 2024 and August 31, 2023.
As of August 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$99,328
Accumulated capital and other gain (loss)	(779,075)
Net unrealized appreciation (depreciation)	2,410,757
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 and taxable years ended 2023 and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2024, for federal income tax purposes, the Fund had $779,075 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024
primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$10,713	$(578,944)	$568,231
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$18,776,275	$3,314,846	$(904,089)	$2,410,757
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, selecting and overseeing the investment sub-advisors, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the Fund’s portfolio based on recommendations provided by the Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion up to and including $15 billion	0.85500%
Fund net assets greater than $15 billion	0.80750%
The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Driehaus Capital Management LLC (“DCM”) and Stephens Investment Management Group, LLC (“SIMG”) (each, a “Sub-Advisor” and together, “Sub-Advisors”), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the “Sub-Advisory Agreements”). In this capacity, DCM and SIMG are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund’s portfolio they have been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.35% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.35% of the average daily net assets of the portion of the Fund’s assets allocated to that sub-advisor). Each Sub-Advisor’s fees are paid by First Trust out of First Trust’s management fee.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $10,305,921 and $10,073,923, respectively.
For the fiscal year ended August 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $13,174,516 and $1,801,042, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2024, and 2023, and for the period from October 13, 2021 (commencement of investment operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2024, and 2023, and for the period from October 13, 2021 (commencement of investment operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), and First Trust Advisors L.P. (the “Advisor”); the Investment Sub-Advisory Agreement (the “Driehaus Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Driehaus Capital Management LLC (“Driehaus”); and the Investment Sub-Advisory Agreement (the “Stephens Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Stephens Investment Management Group, LLC (“Stephens”). The Driehaus Sub-Advisory Agreement and the Stephens Sub-Advisory Agreement are collectively referred to as the “Sub-Advisory Agreements.” Driehaus and Stephens are each referred to as a “Sub-Advisor” and collectively as the “Sub-Advisors.” The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the “Agreements.” The Board approved the continuation of the Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fees as compared to fees charged to other clients of the Sub-Advisors; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for each Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisors; and information on the Advisor’s and each Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board

Other Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024 (Unaudited)
considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the allocation of assets between the Sub-Advisors performed by members of the Advisor’s Investment Committee, as well as the background and experience of the persons responsible for such services. The Board considered that each Sub-Advisor acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund’s portfolio trades. The Board noted that the Advisor oversees the management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, each Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisors actively manage the Fund’s investments. The Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor’s non-discretionary management of the portion of the Fund’s assets allocated to it. In considering each Sub-Advisor’s services to the Fund, the Board noted the background and experience of each Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of each portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and the Sub-Advisors have managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the Advisor pays each Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisors for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2023.

Other Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2024 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
With respect to the Driehaus Sub-Advisory Agreement, the Board considered Driehaus’ statements that it expects to earn a reasonable profit from its advisory relationship with the Fund after the allocation of overhead costs primarily due to having other client accounts that employ the same strategy as the Fund to scale fixed costs, but that Driehaus does not expect any sustained and meaningful economies of scale related to its relationship with the Fund in the near term, and that it believes the sub-advisory fee is appropriate. The Board noted that the Advisor pays Driehaus from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of Driehaus with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by Driehaus from its relationship with the Fund, and noted Driehaus’ statement that it does not expect any other benefits to be derived from its relationship with the Advisor and the Fund. The Board noted that Driehaus acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to Driehaus were not unreasonable.
With respect to the Stephens Sub-Advisory Agreement, the Board considered Stephens’ statements that it believes the sub-advisory fee reflects economies of scale for the benefit of the Fund’s investors, that it does not anticipate additional economies of scale in the near future and that it believes the sub-advisory fee is appropriate in light of any economies of scale. The Board noted that the Advisor pays Stephens from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of Stephens with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by Stephens from its relationship with the Fund, and noted Stephens’ description of marketing and related benefits it expects to receive from its relationship with the Advisor and the Fund. The Board noted that Stephens acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to Stephens were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by MMSC during the Fund’s fiscal year ended August 31, 2024; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

Annual Financial Statements and Other Information
For the Year Ended August 31, 2024

First Trust Exchange-Traded Fund VIII

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Unconstrained Plus Bond ETF (UCON)
First Trust TCW Securitized Plus ETF (DEED)
First Trust TCW Emerging Markets Debt ETF (EFIX)

First Trust Exchange-Traded Fund VIII
Annual Financial Statements and Other Information
August 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES — 40.5%
$100,150,000	U.S. Treasury Bond	4.63%	05/15/44	$104,328,133
205,710,000	U.S. Treasury Bond	4.13%	08/15/44	200,776,173
259,327,000	U.S. Treasury Bond	4.25%	08/15/54	260,988,314
30,658,000	U.S. Treasury Note	4.38%	07/31/26	30,890,330
179,590,000	U.S. Treasury Note	3.75%	08/31/26	178,997,213
129,995,000	U.S. Treasury Note	3.75%	08/15/27	129,857,896
474,053,000	U.S. Treasury Note	4.00%	07/31/29	479,719,412
462,290,000	U.S. Treasury Note	3.63%	08/31/29	460,430,004
294,540,000	U.S. Treasury Note	3.88%	08/15/34	293,504,509
	Total U.S. Government Bonds and Notes			2,139,491,984
	(Cost $2,129,580,939)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 36.3%
	Collateralized Mortgage Obligations — 0.3%
	Federal Home Loan Mortgage Corporation
296,820	Series 4656, Class EZ	4.00%	02/15/47	283,699
	Federal National Mortgage Association
1,446,473	Series 2012-20, Class ZT	3.50%	03/25/42	1,377,727
1,609,181	Series 2012-84, Class VZ	3.50%	08/25/42	1,533,587
172,396	Series 2018-38, Class PA	3.50%	06/25/47	168,145
553,151	Series 2018-43, Class CT	3.00%	06/25/48	497,782
111,806	Series 2018-86, Class JA	4.00%	05/25/47	110,513
66,469	Series 2018-94, Class KD	3.50%	12/25/48	62,107
80,108	Series 2019-1, Class KP	3.25%	02/25/49	73,518
22,721	Series 2019-20, Class BA	3.50%	02/25/48	22,277
39,590	Series 2019-52, Class PA	3.00%	09/25/49	35,280
	Government National Mortgage Association
150,829	Series 2018-115, Class DE	3.50%	08/20/48	140,004
163,776	Series 2018-124, Class NW	3.50%	09/20/48	151,951
12,298,440	Series 2018-78, Class NZ	3.50%	06/20/48	11,187,635
287,359	Series 2019-12, Class QA	3.50%	09/20/48	275,452
24,861	Series 2019-71, Class PT	3.00%	06/20/49	22,657
311,448	Series 2019-119, Class JE	3.00%	09/20/49	279,281
968,229	Series 2024-30, Class CF, 30 Day Average SOFR + 1.25%, 6.50% Cap (a)	6.50%	02/20/54	967,822
				17,189,437
	Pass-Through Securities — 36.0%
	Federal Home Loan Mortgage Corporation
45,865	Pool C91981	3.00%	02/01/38	43,150
44,734	Pool G07961	3.50%	03/01/45	42,025
43,176	Pool G08692	3.00%	02/01/46	39,413
1,266,004	Pool G08715	3.00%	08/01/46	1,154,107
24,905	Pool G08721	3.00%	09/01/46	22,694
288,826	Pool G08726	3.00%	10/01/46	263,029
695,326	Pool G08732	3.00%	11/01/46	633,223
90,955	Pool G08738	3.50%	12/01/46	85,088
182,920	Pool G08741	3.00%	01/01/47	165,819
127,577	Pool G08747	3.00%	02/01/47	116,265
88,351	Pool G08748	3.50%	02/01/47	82,637
417,007	Pool G08750	3.00%	03/01/47	379,281
94,963	Pool G08766	3.50%	06/01/47	88,801
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$254,989	Pool G08788	3.50%	11/01/47	$238,232
842,462	Pool G08792	3.50%	12/01/47	787,098
113,945	Pool G08800	3.50%	02/01/48	106,454
171,645	Pool G08816	3.50%	06/01/48	160,360
45,366	Pool G08833	5.00%	07/01/48	45,985
8,604	Pool G08838	5.00%	09/01/48	8,712
157,556	Pool G08843	4.50%	10/01/48	155,796
34,998	Pool G08844	5.00%	10/01/48	35,352
87,532	Pool G08849	5.00%	11/01/48	88,624
1,103,470	Pool G60038	3.50%	01/01/44	1,039,157
292,636	Pool G60080	3.50%	06/01/45	274,728
593,446	Pool G60344	4.00%	12/01/45	578,076
189,939	Pool G60440	3.50%	03/01/46	178,278
583,964	Pool G60582	3.50%	05/01/46	547,025
554,074	Pool G60658	3.50%	07/01/46	523,962
245,766	Pool G61556	3.50%	08/01/48	229,661
1,719,428	Pool G61748	3.50%	11/01/48	1,609,052
578,373	Pool G67700	3.50%	08/01/46	542,594
4,794,517	Pool G67706	3.50%	12/01/47	4,490,776
1,173,694	Pool G67707	3.50%	01/01/48	1,098,978
1,350,202	Pool G67714	4.00%	07/01/48	1,308,416
1,852,634	Pool G67717	4.00%	11/01/48	1,795,296
2,854,718	Pool G67718	4.00%	01/01/49	2,743,955
104,228	Pool Q44452	3.00%	11/01/46	94,878
179,892	Pool Q50135	3.50%	08/01/47	168,071
7,562,994	Pool QA7837	3.50%	03/01/50	7,060,650
19,892,179	Pool QD8259	3.00%	03/01/52	17,679,064
13,847,375	Pool QE0312	2.00%	04/01/52	11,346,494
20,019,641	Pool QE0521	2.50%	04/01/52	17,194,244
12,491,085	Pool RA3078	3.00%	07/01/50	11,270,968
16,839,539	Pool RA4179	2.50%	12/01/50	14,491,970
5,678,521	Pool RA4528	2.50%	02/01/51	4,886,939
29,860,593	Pool RA6973	2.00%	03/01/52	24,485,081
345,206	Pool RE6029	3.00%	02/01/50	301,437
11,708,867	Pool SD0231	3.00%	01/01/50	10,611,451
27,053,743	Pool SD3246	4.00%	08/01/52	25,690,250
59,557,810	Pool SD5323	4.00%	01/01/54	56,525,112
3,122,446	Pool SD7511	3.50%	01/01/50	2,912,842
9,695,951	Pool SD7513	3.50%	04/01/50	9,052,954
5,785,201	Pool SD7518	3.00%	06/01/50	5,241,749
153,132	Pool SD8043	2.50%	02/01/50	132,876
1,935,968	Pool SD8107	2.50%	11/01/50	1,666,201
13,336,536	Pool SD8189	2.50%	01/01/52	11,466,311
16,891,109	Pool SD8194	2.50%	02/01/52	14,514,306
24,339,900	Pool SD8199	2.00%	03/01/52	19,949,203
7,138,603	Pool SD8204	2.00%	04/01/52	5,847,792
20,659,523	Pool SD8205	2.50%	04/01/52	17,673,872
29,348,912	Pool SD8211	2.00%	05/01/52	24,048,515
17,808,537	Pool SD8212	2.50%	05/01/52	15,231,351
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$58,068,505	Pool SD8220	3.00%	06/01/52	$51,609,060
21,765,244	Pool SD8245	4.50%	09/01/52	21,201,568
6,121,577	Pool SD8257	4.50%	10/01/52	5,963,040
10,524,566	Pool SD8265	4.00%	11/01/52	9,988,653
218,101	Pool U90772	3.50%	01/01/43	205,573
262,142	Pool U99114	3.50%	02/01/44	247,089
542,732	Pool ZA4692	3.50%	06/01/46	507,814
261,515	Pool ZM0063	4.00%	08/01/45	252,396
12,628,726	Pool ZM1779	3.00%	09/01/46	11,493,909
2,700,862	Pool ZS4667	3.00%	06/01/46	2,459,701
4,468,353	Pool ZS4688	3.00%	11/01/46	4,064,520
7,141,640	Pool ZS4735	3.50%	09/01/47	6,664,602
511,371	Pool ZS9844	3.50%	07/01/46	478,469
1,361,975	Pool ZT0277	3.50%	10/01/46	1,274,359
639,413	Pool ZT0531	3.50%	04/01/47	598,588
621,433	Pool ZT0536	3.50%	03/01/48	580,040
1,957,095	Pool ZT0537	3.50%	03/01/48	1,829,352
334,384	Pool ZT0542	4.00%	07/01/48	323,666
943,442	Pool ZT1703	4.00%	01/01/49	905,795
	Federal National Mortgage Association
2,180,118	Pool AL8825	3.50%	06/01/46	2,039,903
874,742	Pool AS0225	4.00%	08/01/43	850,726
1,103,252	Pool AS3134	3.50%	08/01/44	1,035,924
252,731	Pool AS6620	3.50%	02/01/46	236,472
61,010	Pool AS9749	4.00%	06/01/47	58,680
65,176	Pool BD7081	4.00%	03/01/47	62,339
5,004,614	Pool BE3774	4.00%	07/01/47	4,810,626
668,661	Pool BJ2692	3.50%	04/01/48	623,989
807,729	Pool BM1903	3.50%	08/01/47	755,686
221,104	Pool BM2000	3.50%	05/01/47	206,565
568,414	Pool BM3260	3.50%	01/01/48	530,444
682,702	Pool BM4472	3.50%	07/01/48	638,149
1,494,592	Pool BM5585	3.00%	11/01/48	1,360,396
11,200,795	Pool BN7755	3.00%	09/01/49	10,150,881
26,288,747	Pool BQ6913	2.00%	12/01/51	21,593,130
44,663,636	Pool BQ7006	2.00%	01/01/52	36,681,176
23,982,679	Pool BQ7056	2.00%	01/01/52	19,700,744
22,264,487	Pool BT6179	2.50%	07/01/51	19,181,611
10,258,564	Pool BV2784	2.50%	02/01/52	8,805,433
15,624,595	Pool BV3101	2.00%	03/01/52	12,831,619
20,888,838	Pool BV4133	2.50%	03/01/52	17,948,265
8,469,137	Pool BV8515	3.00%	05/01/52	7,527,827
21,112,960	Pool BW8980	4.00%	10/01/52	20,063,219
19,887,707	Pool BW9886	4.50%	10/01/52	19,354,975
855,052	Pool CA0854	3.50%	12/01/47	797,938
398,845	Pool CA0907	3.50%	12/01/47	372,205
333,637	Pool CA0996	3.50%	01/01/48	311,352
2,399,151	Pool CA1182	3.50%	02/01/48	2,232,430
405,433	Pool CA1187	3.50%	02/01/48	379,549
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$278,936	Pool CA1710	4.50%	05/01/48	$275,419
174,458	Pool CA1711	4.50%	05/01/48	172,133
106,470	Pool CA2208	4.50%	08/01/48	104,682
397,834	Pool CA2327	4.00%	09/01/48	385,917
2,546,580	Pool CA3633	3.50%	06/01/49	2,377,656
10,781,796	Pool CA4534	3.00%	11/01/49	9,770,895
28,002,639	Pool CB0290	2.00%	04/01/51	23,018,914
7,787,227	Pool CB2404	2.50%	12/01/51	6,687,649
10,956,662	Pool CB4818	4.00%	10/01/52	10,398,746
13,823,789	Pool CB6854	4.50%	08/01/53	13,471,098
3,593,829	Pool FM2870	3.00%	03/01/50	3,254,152
6,194,778	Pool FM5397	3.00%	12/01/50	5,597,478
26,914,116	Pool FS1598	2.00%	04/01/52	22,074,576
10,875,000	Pool FS8864	4.00%	02/01/53	10,326,843
188,824	Pool MA1146	4.00%	08/01/42	183,690
347,469	Pool MA1373	3.50%	03/01/43	327,133
334,039	Pool MA2077	3.50%	11/01/34	324,507
98,783	Pool MA2145	4.00%	01/01/45	95,337
403,047	Pool MA2670	3.00%	07/01/46	367,122
391,476	Pool MA2806	3.00%	11/01/46	354,473
10,917	Pool MA2896	3.50%	02/01/47	10,197
349,699	Pool MA3057	3.50%	07/01/47	326,414
155,313	Pool MA3088	4.00%	08/01/47	148,933
368,566	Pool MA3210	3.50%	12/01/47	343,947
4,148,297	Pool MA3238	3.50%	01/01/48	3,871,201
349,369	Pool MA3239	4.00%	01/01/48	335,016
173,735	Pool MA3276	3.50%	02/01/48	162,128
499,927	Pool MA3332	3.50%	04/01/48	466,528
131,050	Pool MA3336	3.50%	04/01/38	126,071
118,988	Pool MA3537	4.50%	12/01/48	117,427
521,201	Pool MA3846	3.00%	11/01/49	455,233
451,200	Pool MA4078	2.50%	07/01/50	390,404
751,619	Pool MA4093	2.00%	08/01/40	655,090
166,978	Pool MA4120	2.50%	09/01/50	143,834
5,645,377	Pool MA4128	2.00%	09/01/40	4,914,513
4,767,856	Pool MA4158	2.00%	10/01/50	3,935,542
12,167,154	Pool MA4364	2.00%	06/01/41	10,531,515
1,189,587	Pool MA4379	2.50%	07/01/51	1,020,793
125,640	Pool MA4438	2.50%	10/01/51	107,743
4,702,285	Pool MA4547	2.00%	02/01/52	3,855,314
17,034,662	Pool MA4548	2.50%	02/01/52	14,586,585
14,517,030	Pool MA4577	2.00%	04/01/52	11,899,956
4,132,088	Pool MA4598	2.50%	05/01/52	3,533,191
7,686,679	Pool MA4656	4.50%	07/01/52	7,487,613
11,521,270	Pool MA4733	4.50%	09/01/52	11,219,474
12,184,021	Pool MA4902	3.50%	01/01/53	11,226,609
53,767,268	Pool MA4917	4.50%	02/01/53	52,332,241
33,894,563	Pool MA4978	5.00%	04/01/53	33,681,132
93,325,000	Pool TBA (b)	2.00%	09/15/54	76,386,400
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$48,275,000	Pool TBA (b)	2.50%	09/15/54	$41,174,278
51,175,000	Pool TBA (b)	3.00%	09/15/54	45,406,846
150,975,000	Pool TBA (b)	3.50%	09/15/54	139,008,066
99,250,000	Pool TBA (b)	4.00%	09/15/54	94,190,096
98,150,000	Pool TBA (b)	4.50%	09/15/54	95,489,946
65,200,000	Pool TBA (b)	5.00%	09/15/54	64,740,884
70,150,000	Pool TBA (b)	5.50%	09/15/54	70,637,289
	Government National Mortgage Association
155,773	Pool MA1157	3.50%	07/20/43	148,106
453,783	Pool MA2825	3.00%	05/20/45	418,548
152,998	Pool MA3521	3.50%	03/20/46	144,576
6,487,482	Pool MA3662	3.00%	05/20/46	5,958,228
584,788	Pool MA3663	3.50%	05/20/46	552,234
396,350	Pool MA3735	3.00%	06/20/46	363,964
8,065,806	Pool MA3937	3.50%	09/20/46	7,613,134
111,644	Pool MA4069	3.50%	11/20/46	105,239
64,757	Pool MA4195	3.00%	01/20/47	59,424
77,486	Pool MA4196	3.50%	01/20/47	73,046
389,488	Pool MA4261	3.00%	02/20/47	357,459
99,286	Pool MA4262	3.50%	02/20/47	93,596
2,482,647	Pool MA4322	4.00%	03/20/47	2,409,111
2,638,481	Pool MA4382	3.50%	04/20/47	2,486,241
31,169	Pool MA4453	4.50%	05/20/47	30,953
33,000	Pool MA4586	3.50%	07/20/47	31,075
209,195	Pool MA4588	4.50%	07/20/47	208,006
582,187	Pool MA4651	3.00%	08/20/47	533,784
850,630	Pool MA4652	3.50%	08/20/47	801,341
289,760	Pool MA4719	3.50%	09/20/47	272,684
34,501	Pool MA4722	5.00%	09/20/47	34,981
28,952	Pool MA4777	3.00%	10/20/47	26,513
722,687	Pool MA4778	3.50%	10/20/47	679,450
697,414	Pool MA4836	3.00%	11/20/47	637,904
719,190	Pool MA4837	3.50%	11/20/47	676,795
238,903	Pool MA4838	4.00%	11/20/47	231,599
40,050	Pool MA4901	4.00%	12/20/47	38,763
187,456	Pool MA4961	3.00%	01/20/48	171,739
249,347	Pool MA4962	3.50%	01/20/48	234,540
358,203	Pool MA4963	4.00%	01/20/48	346,380
181,360	Pool MA5078	4.00%	03/20/48	175,614
502,203	Pool MA5136	3.50%	04/20/48	472,529
375,811	Pool MA5399	4.50%	08/20/48	372,159
150,749	Pool MA5466	4.00%	09/20/48	145,716
39,767	Pool MA5467	4.50%	09/20/48	39,456
102,161	Pool MA5597	5.00%	11/20/48	103,541
127,591	Pool MA5976	3.50%	06/20/49	117,968
31,364	Pool MA6030	3.50%	07/20/49	28,946
188,074	Pool MA6080	3.00%	08/20/49	169,253
26,259,614	Pool MA8347	4.50%	10/20/52	25,758,529
83,250,000	Pool TBA (b)	2.50%	09/15/54	72,799,917
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$62,475,000	Pool TBA (b)	4.50%	09/15/54	$61,208,417
34,250,000	Pool TBA (b)	5.50%	09/15/54	34,479,940
80,500,000	Pool TBA (b)	5.00%	10/15/54	80,316,045
				1,899,451,439
	Total U.S. Government Agency Mortgage-Backed Securities			1,916,640,876
	(Cost $1,950,772,273)
CORPORATE BONDS AND NOTES (c) — 12.5%
	Aerospace/Defense — 0.2%
3,208,000	BAE Systems Holdings, Inc. (d)	3.85%	12/15/25	3,164,459
1,610,000	Boeing (The) Co.	4.88%	05/01/25	1,603,604
2,470,000	Boeing (The) Co. (d)	6.53%	05/01/34	2,617,630
5,400,000	Boeing (The) Co.	5.81%	05/01/50	5,100,973
				12,486,666
	Agriculture — 0.1%
1,400,000	BAT Capital Corp.	2.73%	03/25/31	1,231,815
409,000	BAT Capital Corp.	4.76%	09/06/49	343,083
3,735,000	Reynolds American, Inc.	5.85%	08/15/45	3,661,198
				5,236,096
	Airlines — 0.3%
757,686	American Airlines Pass-Through Trust, Series 2014-1, Class A	3.70%	10/01/26	729,605
93,152	American Airlines Pass-Through Trust, Series 2015-2, Class AA	3.60%	09/22/27	90,294
3,097,051	American Airlines Pass-Through Trust, Series 2016-1, Class AA	3.58%	01/15/28	2,966,398
3,804,121	Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA	2.00%	06/10/28	3,538,149
6,938,735	JetBlue Pass-Through Trust, Series 2020-1, Class A	4.00%	11/15/32	6,539,383
				13,863,829
	Banks — 3.5%
8,965,000	Bank of America Corp. (e)	2.55%	02/04/28	8,550,676
13,606,000	Bank of America Corp. (e)	2.09%	06/14/29	12,458,973
2,000,000	Bank of America Corp. (e)	2.59%	04/29/31	1,794,768
5,265,000	Bank of America Corp. (e)	1.92%	10/24/31	4,482,640
1,195,000	Bank of America Corp. (e)	2.57%	10/20/32	1,034,075
2,020,000	Bank of America Corp. (e)	2.97%	02/04/33	1,781,600
21,290,000	Bank of America Corp., Series N (e)	1.66%	03/11/27	20,332,112
10,000	Citigroup, Inc. (e)	3.52%	10/27/28	9,696
4,110,000	Citigroup, Inc. (e)	2.98%	11/05/30	3,784,801
3,917,000	Citigroup, Inc. (e)	3.06%	01/25/33	3,447,892
1,995,000	Goldman Sachs Group (The), Inc., SOFR + 0.49% (a)	5.85%	10/21/24	1,995,242
950,000	Goldman Sachs Group (The), Inc. (e)	3.27%	09/29/25	948,092
860,000	Goldman Sachs Group (The), Inc. (e)	1.43%	03/09/27	816,860
18,965,000	Goldman Sachs Group (The), Inc. (e)	1.54%	09/10/27	17,810,171
8,015,000	JPMorgan Chase & Co. (e)	1.56%	12/10/25	7,929,746
1,895,000	JPMorgan Chase & Co. (e)	1.04%	02/04/27	1,801,239
10,455,000	JPMorgan Chase & Co. (e)	1.58%	04/22/27	9,951,111
2,625,000	JPMorgan Chase & Co. (e)	4.01%	04/23/29	2,576,446
1,445,000	JPMorgan Chase & Co. (e)	2.07%	06/01/29	1,322,714
3,855,000	JPMorgan Chase & Co. (e)	1.95%	02/04/32	3,257,167
5,955,000	JPMorgan Chase & Co. (e)	2.58%	04/22/32	5,215,041
905,000	JPMorgan Chase & Co. (e)	2.55%	11/08/32	783,004
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Banks (Continued)
$13,355,000	Morgan Stanley (e)	1.16%	10/21/25	$13,275,203
495,000	Morgan Stanley (e)	0.99%	12/10/26	470,878
610,000	Morgan Stanley (e)	1.51%	07/20/27	575,507
6,500,000	Morgan Stanley (e)	1.93%	04/28/32	5,427,307
760,000	Morgan Stanley (e)	2.24%	07/21/32	643,399
2,490,000	PNC Financial Services Group (The), Inc. (e)	5.07%	01/24/34	2,491,654
4,215,000	PNC Financial Services Group (The), Inc. (e)	6.88%	10/20/34	4,748,438
1,210,000	US Bancorp (e)	5.85%	10/21/33	1,271,819
6,145,000	US Bancorp (e)	4.84%	02/01/34	6,043,749
670,000	US Bancorp (e)	5.84%	06/12/34	704,281
770,000	US Bancorp (e)	5.68%	01/23/35	801,305
2,520,000	Wells Fargo & Co. (e)	2.16%	02/11/26	2,485,856
6,809,000	Wells Fargo & Co. (e)	2.39%	06/02/28	6,424,614
8,000,000	Wells Fargo & Co. (e)	5.57%	07/25/29	8,263,696
5,790,000	Wells Fargo & Co. (e)	2.88%	10/30/30	5,309,331
3,795,000	Wells Fargo & Co. (e)	2.57%	02/11/31	3,406,243
3,425,000	Wells Fargo & Co. (e)	3.35%	03/02/33	3,082,989
5,920,000	Wells Fargo & Co. (e)	5.39%	04/24/34	6,069,752
				183,580,087
	Biotechnology — 0.0%
1,510,000	Regeneron Pharmaceuticals, Inc.	1.75%	09/15/30	1,291,290
	Chemicals — 0.2%
610,000	International Flavors & Fragrances, Inc. (d)	1.83%	10/15/27	559,785
8,003,000	International Flavors & Fragrances, Inc. (d)	2.30%	11/01/30	6,943,381
1,040,000	International Flavors & Fragrances, Inc. (d)	3.27%	11/15/40	777,648
1,480,000	International Flavors & Fragrances, Inc.	4.38%	06/01/47	1,215,765
1,235,000	International Flavors & Fragrances, Inc. (d)	3.47%	12/01/50	857,052
				10,353,631
	Commercial Services — 0.0%
1,118,000	Adtalem Global Education, Inc. (d)	5.50%	03/01/28	1,100,595
	Diversified Financial Services — 0.2%
360,000	Air Lease Corp.	2.30%	02/01/25	355,313
1,890,000	Air Lease Corp.	3.25%	03/01/25	1,870,739
940,000	Air Lease Corp.	3.38%	07/01/25	926,722
3,000,000	Air Lease Corp.	4.63%	10/01/28	2,984,801
3,755,000	Discover Financial Services	3.95%	11/06/24	3,743,089
				9,880,664
	Electric — 1.8%
2,655,000	Alliant Energy Finance LLC (d)	1.40%	03/15/26	2,506,155
200,000	Ameren Illinois Co.	3.70%	12/01/47	158,797
3,415,000	Appalachian Power Co.	5.65%	04/01/34	3,533,188
3,000,000	Appalachian Power Co., Series Z	3.70%	05/01/50	2,183,111
12,605,000	Arizona Public Service Co.	6.35%	12/15/32	13,691,080
4,000,000	Black Hills Corp.	6.15%	05/15/34	4,247,993
5,953,000	Commonwealth Edison Co.	6.45%	01/15/38	6,737,733
1,695,000	Dominion Energy, Inc., Series A	3.30%	03/15/25	1,676,975
2,375,000	Duke Energy Carolinas LLC	5.35%	01/15/53	2,379,185
2,000,000	Duke Energy Corp. (EUR)	3.75%	04/01/31	2,215,757
2,000,000	Duke Energy Corp. (EUR)	3.85%	06/15/34	2,193,740
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Electric (Continued)
$3,500,000	Duke Energy Progress LLC	5.25%	03/15/33	$3,625,306
750,000	Entergy Texas, Inc.	3.45%	12/01/27	721,023
3,000,000	Eversource Energy	5.95%	02/01/29	3,146,681
830,000	FirstEnergy Pennsylvania Electric Co. (d)	4.00%	04/15/25	822,766
2,253,000	FirstEnergy Pennsylvania Electric Co. (d)	4.30%	01/15/29	2,227,247
9,101,000	FirstEnergy Transmission LLC (d)	2.87%	09/15/28	8,530,021
3,855,000	Interstate Power and Light Co.	2.30%	06/01/30	3,410,260
1,450,000	Interstate Power and Light Co.	5.70%	10/15/33	1,522,978
1,750,000	Jersey Central Power & Light Co. (d)	4.30%	01/15/26	1,737,202
1,605,000	MidAmerican Energy Co.	5.85%	09/15/54	1,729,915
10,000,000	Niagara Mohawk Power Corp. (d)	3.03%	06/27/50	6,586,971
2,820,000	Oncor Electric Delivery Co., LLC	4.95%	09/15/52	2,678,633
825,000	Public Service Co. of New Mexico	3.85%	08/01/25	814,572
7,305,000	Southwestern Electric Power Co.	5.30%	04/01/33	7,417,950
3,480,000	Southwestern Public Service Co., Series 9	5.15%	06/01/52	3,249,894
700,000	Trans-Allegheny Interstate Line Co. (d)	3.85%	06/01/25	693,376
1,505,000	Xcel Energy, Inc.	4.80%	09/15/41	1,358,787
				91,797,296
	Electronics — 0.1%
1,165,000	Honeywell International, Inc. (EUR)	4.13%	11/02/34	1,352,164
3,325,000	Honeywell International, Inc. (EUR)	3.75%	03/01/36	3,700,323
				5,052,487
	Engineering & Construction — 0.0%
745,000	Artera Services LLC (d)	8.50%	02/15/31	747,374
	Entertainment — 0.5%
5,435,000	Warnermedia Holdings, Inc.	4.28%	03/15/32	4,753,261
18,840,000	Warnermedia Holdings, Inc.	5.05%	03/15/42	15,107,986
11,190,000	Warnermedia Holdings, Inc.	5.14%	03/15/52	8,517,453
				28,378,700
	Food — 0.1%
4,075,000	Pilgrim’s Pride Corp.	3.50%	03/01/32	3,606,590
	Gas — 0.4%
2,765,000	East Ohio Gas (The), Co. (d)	2.00%	06/15/30	2,379,013
2,180,000	KeySpan Gas East Corp. (d)	5.99%	03/06/33	2,263,101
1,080,000	NiSource, Inc.	5.40%	06/30/33	1,109,962
4,125,000	Piedmont Natural Gas Co., Inc.	5.40%	06/15/33	4,266,495
5,800,000	Piedmont Natural Gas Co., Inc.	5.10%	02/15/35	5,793,307
500,000	Piedmont Natural Gas Co., Inc.	3.35%	06/01/50	353,421
2,856,000	Southern Co. Gas Capital Corp.	5.88%	03/15/41	2,998,594
				19,163,893
	Healthcare-Products — 0.1%
525,000	Alcon Finance Corp. (d)	2.75%	09/23/26	505,988
980,000	Medtronic, Inc. (EUR)	3.65%	10/15/29	1,110,024
5,000,000	Revvity, Inc.	2.55%	03/15/31	4,325,661
				5,941,673
	Healthcare-Services — 0.4%
2,105,000	Bon Secours Mercy Health, Inc., Series 20-2	2.10%	06/01/31	1,805,680
2,130,000	Catalent Pharma Solutions, Inc. (EUR) (f)	2.38%	03/01/28	2,297,575
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Healthcare-Services (Continued)
$1,845,000	Centene Corp.	4.25%	12/15/27	$1,805,305
473,000	Fortrea Holdings, Inc. (d)	7.50%	07/01/30	482,832
1,750,000	HCA, Inc.	3.13%	03/15/27	1,688,414
7,530,000	IQVIA, Inc.	5.70%	05/15/28	7,768,099
4,875,000	ModivCare Escrow Issuer, Inc. (d)	5.00%	10/01/29	3,492,351
200,000	New York and Presbyterian (The) Hospital	3.56%	08/01/36	178,093
2,630,000	Universal Health Services, Inc.	1.65%	09/01/26	2,470,585
				21,988,934
	Household Products/Wares — 0.0%
362,000	Spectrum Brands, Inc. (d)	3.88%	03/15/31	321,861
	Insurance — 0.6%
2,145,000	Athene Global Funding (d)	3.21%	03/08/27	2,045,567
3,395,000	Athene Global Funding (d)	1.99%	08/19/28	3,049,702
2,605,000	Athene Global Funding (d)	2.72%	01/07/29	2,389,082
1,650,000	Farmers Exchange Capital (d)	7.05%	07/15/28	1,742,276
2,200,000	Farmers Exchange Capital II (d) (e)	6.15%	11/01/53	2,062,870
1,770,000	Farmers Exchange Capital III (d) (e)	5.45%	10/15/54	1,550,867
3,495,000	Farmers Insurance Exchange (d) (e)	4.75%	11/01/57	2,754,654
4,645,000	Metropolitan Life Global Funding I (d)	3.45%	12/18/26	4,554,218
1,380,000	Metropolitan Life Global Funding I (d)	5.15%	03/28/33	1,417,561
1,525,000	Nationwide Mutual Insurance Co., 3 Mo. Synthetic USD LIBOR + 2.29% (a) (d)	7.89%	12/15/24	1,523,807
1,665,000	New York Life Insurance Co. (d)	3.75%	05/15/50	1,295,588
1,790,000	Teachers Insurance & Annuity Association of America (d)	4.90%	09/15/44	1,678,168
3,910,000	Teachers Insurance & Annuity Association of America (d)	4.27%	05/15/47	3,318,859
1,980,000	Teachers Insurance & Annuity Association of America (d) (e)	4.38%	09/15/54	1,977,328
				31,360,547
	Investment Companies — 0.1%
1,175,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. (d)	9.75%	01/15/29	1,235,468
517,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.	4.38%	02/01/29	454,104
2,082,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. (d)	9.00%	06/15/30	2,108,196
				3,797,768
	Lodging — 0.1%
4,385,000	Hyatt Hotels Corp.	1.80%	10/01/24	4,372,281
	Media — 0.8%
875,000	Cable One, Inc. (d)	4.00%	11/15/30	672,368
490,000	CCO Holdings LLC / CCO Holdings Capital Corp. (d)	4.75%	03/01/30	447,097
635,000	CCO Holdings LLC / CCO Holdings Capital Corp. (d)	4.25%	02/01/31	551,526
340,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/25	338,961
1,410,000	Charter Communications Operating LLC / Charter Communications Operating Capital	2.30%	02/01/32	1,126,846
1,471,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.38%	04/01/38	1,339,410
6,920,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.38%	05/01/47	5,774,343
10,230,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.70%	04/01/51	6,499,238
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Media (Continued)
$4,767,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.90%	06/01/52	$3,124,520
4,670,000	Cox Enterprises, Inc. (d)	7.38%	07/15/27	4,943,842
1,990,000	CSC Holdings LLC (d)	11.75%	01/31/29	1,758,428
7,736,000	CSC Holdings LLC (d)	6.50%	02/01/29	5,846,722
1,280,000	CSC Holdings LLC (d)	5.75%	01/15/30	512,345
4,250,000	Time Warner Cable LLC	5.88%	11/15/40	3,840,253
8,320,000	Time Warner Cable LLC	5.50%	09/01/41	7,208,033
				43,983,932
	Oil & Gas Services — 0.0%
1,030,000	Archrock Partners, L.P. / Archrock Partners Finance Corp. (d)	6.63%	09/01/32	1,043,491
	Packaging & Containers — 0.3%
3,000,000	Amcor Finance USA, Inc.	3.63%	04/28/26	2,941,475
1,000,000	Amcor Flexibles North America, Inc.	2.63%	06/19/30	889,454
3,948,000	Berry Global, Inc.	1.57%	01/15/26	3,776,110
989,000	Berry Global, Inc. (d)	4.88%	07/15/26	980,697
2,809,000	Berry Global, Inc.	1.65%	01/15/27	2,617,602
1,005,000	Berry Global, Inc. (d)	5.65%	01/15/34	1,023,229
1,350,000	Clearwater Paper Corp. (d)	4.75%	08/15/28	1,261,500
				13,490,067
	Pharmaceuticals — 0.7%
625,000	Bayer US Finance II LLC (d)	2.85%	04/15/25	613,473
7,880,000	Bayer US Finance II LLC (d)	4.25%	12/15/25	7,791,258
815,000	Bayer US Finance II LLC (d)	4.63%	06/25/38	723,572
1,750,000	Bayer US Finance II LLC (d)	4.40%	07/15/44	1,405,910
2,540,000	Bayer US Finance II LLC (d)	4.88%	06/25/48	2,164,326
7,245,000	Bayer US Finance LLC (d)	6.50%	11/21/33	7,728,185
6,490,000	Bayer US Finance LLC (d)	6.88%	11/21/53	7,071,923
2,107,000	Becton Dickinson & Co.	3.73%	12/15/24	2,096,704
2,000,000	Cigna Group (The)	3.40%	03/01/27	1,949,807
75,000	Cigna Group (The)	3.05%	10/15/27	72,139
1,225,000	CVS Health Corp.	1.75%	08/21/30	1,031,520
926,000	CVS Health Corp.	5.13%	07/20/45	836,897
1,200,000	Johnson & Johnson (EUR)	3.55%	06/01/44	1,343,206
				34,828,920
	Pipelines — 0.1%
3,640,000	NGPL PipeCo LLC (d)	4.88%	08/15/27	3,634,269
1,360,000	Rockies Express Pipeline LLC (d)	6.88%	04/15/40	1,319,143
979,000	Venture Global LNG, Inc. (d)	9.50%	02/01/29	1,103,885
				6,057,297
	Real Estate Investment Trusts — 1.4%
612,000	Alexandria Real Estate Equities, Inc.	4.50%	07/30/29	607,143
500,000	American Assets Trust, L.P.	3.38%	02/01/31	425,460
4,665,000	American Homes 4 Rent, L.P.	3.38%	07/15/51	3,208,517
300,000	American Homes 4 Rent, L.P.	4.30%	04/15/52	242,230
2,230,000	American Tower Corp.	2.70%	04/15/31	1,964,337
6,465,000	American Tower Corp.	5.55%	07/15/33	6,705,233
6,901,000	Crown Castle, Inc.	2.50%	07/15/31	5,909,043
750,000	CubeSmart, L.P.	4.38%	02/15/29	740,690
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Real Estate Investment Trusts (Continued)
$475,000	DOC DR LLC	4.30%	03/15/27	$471,259
54,000	DOC DR LLC	3.95%	01/15/28	52,880
543,000	Extra Space Storage, L.P.	3.90%	04/01/29	525,190
1,135,000	Extra Space Storage, L.P.	2.20%	10/15/30	980,897
615,000	Extra Space Storage, L.P.	2.55%	06/01/31	529,708
872,000	Extra Space Storage, L.P.	2.40%	10/15/31	741,369
2,210,000	Extra Space Storage, L.P.	2.35%	03/15/32	1,833,784
8,490,000	GLP Capital, L.P. / GLP Financing II, Inc.	4.00%	01/15/30	8,030,432
615,000	GLP Capital, L.P. / GLP Financing II, Inc.	4.00%	01/15/31	572,390
895,000	Healthcare Realty Holdings, L.P.	3.63%	01/15/28	851,902
1,300,000	Healthcare Realty Holdings, L.P.	3.10%	02/15/30	1,183,183
220,000	Healthcare Realty Holdings, L.P.	2.00%	03/15/31	180,988
453,000	Healthcare Realty Holdings, L.P.	2.05%	03/15/31	367,832
4,950,000	Hudson Pacific Properties, L.P.	3.95%	11/01/27	4,402,870
65,000	Hudson Pacific Properties, L.P.	5.95%	02/15/28	58,139
2,515,000	Hudson Pacific Properties, L.P.	4.65%	04/01/29	2,081,937
1,255,000	Hudson Pacific Properties, L.P.	3.25%	01/15/30	928,607
4,569,000	Invitation Homes Operating Partnership, L.P.	2.00%	08/15/31	3,774,369
1,960,000	Invitation Homes Operating Partnership, L.P.	5.50%	08/15/33	2,001,178
860,000	Kilroy Realty, L.P.	2.50%	11/15/32	670,502
1,093,000	Kilroy Realty, L.P.	2.65%	11/15/33	838,251
1,605,000	LXP Industrial Trust	2.70%	09/15/30	1,410,273
3,852,000	LXP Industrial Trust	2.38%	10/01/31	3,184,251
670,000	Piedmont Operating Partnership, L.P.	3.15%	08/15/30	574,856
3,000,000	Prologis Euro Finance LLC (EUR)	4.25%	01/31/43	3,343,671
1,700,000	Realty Income Corp. (EUR)	4.88%	07/06/30	1,991,423
3,510,000	Realty Income Corp. (EUR)	5.13%	07/06/34	4,256,959
170,000	Rexford Industrial Realty, L.P.	2.15%	09/01/31	141,505
1,000,000	Ventas Realty, L.P.	2.65%	01/15/25	989,044
715,000	VICI Properties, L.P.	4.95%	02/15/30	712,935
1,274,000	VICI Properties, L.P.	5.13%	05/15/32	1,260,148
320,000	VICI Properties, L.P. / VICI Note Co., Inc. (d)	4.63%	06/15/25	317,664
732,000	VICI Properties, L.P. / VICI Note Co., Inc. (d)	4.50%	01/15/28	722,093
1,000,000	VICI Properties, L.P. / VICI Note Co., Inc. (d)	3.88%	02/15/29	950,036
1,570,000	VICI Properties, L.P. / VICI Note Co., Inc. (d)	4.13%	08/15/30	1,482,401
				72,217,579
	Retail — 0.1%
3,140,000	Ferrellgas, L.P. / Ferrellgas Finance Corp. (d)	5.88%	04/01/29	2,946,484
5,035,000	Michaels (The) Cos., Inc. (d)	7.88%	05/01/29	2,997,940
				5,944,424
	Software — 0.0%
2,093,000	Oracle Corp.	3.95%	03/25/51	1,619,647
	Telecommunications — 0.4%
80,000	Frontier Communications Holdings LLC (d)	5.88%	10/15/27	79,780
2,666,000	Frontier Communications Holdings LLC (d)	8.63%	03/15/31	2,823,720
3,500,000	Ses Global Americas Holdings, Inc. (d)	5.30%	03/25/44	2,750,292
101,063	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (d)	4.74%	03/20/25	100,788
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Telecommunications (Continued)
$15,858,750	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (d)	5.15%	03/20/28	$15,946,790
1,415,000	T-Mobile USA, Inc.	3.75%	04/15/27	1,389,532
				23,090,902
	Total Corporate Bonds and Notes			656,598,521
	(Cost $679,054,986)
ASSET-BACKED SECURITIES — 10.3%
	ACE Securities Corp. Home Equity Loan Trust
13,622,756	Series 2007-HE1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.69%	01/25/37	7,407,589
11,958,641	Series 2007-WM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.21% (a)	5.60%	02/25/37	5,093,978
	Allegro CLO X Ltd.
10,925,000	Series 2019-1A, Class BRR, 3 Mo. CME Term SOFR + 1.60% (a) (d)	6.73%	04/20/32	10,925,000
	AMSR Trust
5,000,000	Series 2021-SFR3, Class G (d)	3.80%	10/17/38	4,625,429
	Argent Securities, Inc.
53,269	Series 2005-W2, Class M1, 1 Mo. CME Term SOFR + CSA + 0.74% (a)	6.13%	10/25/35	52,284
	Asset Backed Funding Certificates Trust
7,596,523	Series 2006-HE1, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.11% (a)	5.61%	01/25/37	4,286,343
	Bardot CLO Ltd.
10,400,000	Series 2019-2A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.60% (a) (d)	7.14%	10/22/32	10,418,844
	Barings CLO Ltd.
14,275,385	Series 2018-4A, Class A1R, 3 Mo. CME Term SOFR + 1.15% (a) (d)	6.45%	10/15/30	14,284,515
12,500,000	Series 2019-2A, Class A2R, 3 Mo. CME Term SOFR + CSA + 1.70% (a) (d)	7.26%	04/15/36	12,510,442
	BlueMountain CLO Ltd.
13,000,000	Series 2018-3A, Class BR, 3 Mo. CME Term SOFR + 1.85% (a) (d)	7.13%	10/25/30	13,007,077
	Carrington Mortgage Loan Trust
18,000,000	Series 2006-NC4, Class A4, 1 Mo. CME Term SOFR + CSA + 0.24% (a)	5.63%	10/25/36	14,778,882
170,678	Series 2006-OPT1, Class M1, 1 Mo. CME Term SOFR + CSA + 0.53% (a)	5.92%	02/25/36	168,804
	Carvana Auto Receivables Trust
70,350	Series 2022-P3, Class R (d)	(g)	09/10/29	8,108,424
	CIFC Funding Ltd.
5,610,000	Series 2021-7A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.13% (a) (d)	6.67%	01/23/35	5,611,320
	CIM Trust
2,901,343	Series 2021-NR3, Class A1, steps up to 6.57% on 04/01/25 (d) (h)	5.57%	06/25/57	2,895,000
12,123,817	Series 2021-NR4, Class A1, steps up to 5.82% on 10/01/24 (d) (h)	2.82%	10/25/61	12,031,755
12,014,341	Series 2023-NR1, Class A1, steps up to 9.00% on 01/01/26 (d) (h)	6.00%	06/25/62	12,135,376
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Dryden 70 CLO Ltd.
$2,500,000	Series 2018-70A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (a) (d)	7.25%	01/16/32	$2,504,282
	Dryden Senior Loan Fund
522,344	Series 2013-26A, Class AR, 3 Mo. CME Term SOFR + CSA + 0.90% (a) (d)	6.46%	04/15/29	522,642
11,709,142	Series 2015-40A, Class AR2, 3 Mo. CME Term SOFR + 1.15% (a) (d)	6.27%	08/15/31	11,720,711
7,600,000	Series 2017-54A, Class BR, 3 Mo. CME Term SOFR + 1.50% (a) (d)	6.78%	10/19/29	7,600,036
	ECMC Group Student Loan Trust
1,169,676	Series 2017-2A, Class A, 30 Day Average SOFR + 1.16% (a) (d)	6.51%	05/25/67	1,168,140
	Elmwood CLO VI Ltd.
13,400,000	Series 2020-3A, Class BRR, 3 Mo. CME Term SOFR + 1.70% (a) (d)	7.04%	07/18/37	13,379,757
	Exeter Automobile Receivables Trust
10,000	Series 2021-4A, Class R (d)	(g)	12/15/33	1,251,579
	First Franklin Mortgage Loan Trust
14,817,104	Series 2006-FF13, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.71%	10/25/36	9,790,643
11,178,421	Series 2007-FF2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.67%	03/25/37	5,836,534
	GE-WMC Mortgage Securities LLC
202,557	Series 2005-1, Class M1, 1 Mo. CME Term SOFR + CSA + 0.66% (a)	6.05%	10/25/35	198,178
	GoldenTree Loan Management US CLO Ltd.
5,000,000	Series 2020-8A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (d)	6.69%	10/20/34	5,004,280
	GSAMP Trust
11,896,592	Series 2006-NC2, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.69%	06/25/36	6,628,765
8,506,842	Series 2007-FM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.14% (a)	5.53%	01/25/37	4,978,464
	HPS Loan Management Ltd.
9,750,000	Series 2024-19A, Class B2, 3 Mo. CME Term SOFR + 2.25% (a) (d)	7.57%	04/15/37	9,803,071
	JP Morgan Mortgage Acquisition Trust
2,094,090	Series 2006-WF1, Class A6	6.50%	07/25/36	593,431
16,598,215	Series 2006-WMC2, Class A4, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.69%	07/25/36	7,159,391
17,561,552	Series 2006-WMC2, Class A5, 1 Mo. CME Term SOFR + CSA + 0.50% (a)	5.89%	07/25/36	7,585,835
	Lehman XS Trust
2,484,818	Series 2006-9, Class A1C, 1 Mo. CME Term SOFR + CSA + 0.52% (a)	5.91%	05/25/46	2,138,045
	Long Beach Mortgage Loan Trust
285,845	Series 2006-1, Class 1A, 1 Mo. CME Term SOFR + CSA + 0.44% (a)	5.83%	02/25/36	280,616
	Madison Park Funding Ltd.
250,000	Series 2018-27A, Class A2, 3 Mo. CME Term SOFR + CSA + 1.35% (a) (d)	6.89%	04/20/30	250,332
12,115,404	Series 2018-29A, Class AR, 3 Mo. CME Term SOFR + 1.18% (a) (d)	6.46%	10/18/30	12,133,577
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Magnetite Ltd.
$9,063,364	Series 2015-12A, Class AR4, 3 Mo. CME Term SOFR + 1.15% (a) (d)	6.45%	10/15/31	$9,071,726
	Mastr Asset Backed Securities Trust
6,768,509	Series 2006-WMC3, Class A2, 1 Mo. CME Term SOFR + CSA + 0.10% (a)	5.49%	08/25/36	2,398,111
	Merrill Lynch First Franklin Mortgage Loan Trust
112,064	Series 2007-3, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.26% (a)	5.65%	06/25/37	110,799
	Mid-State Trust
61,411	Series 11, Class A1	4.86%	07/15/38	60,901
	Morgan Stanley ABS Capital I, Inc. Trust
9,431,307	Series 2006-HE4, Class A3, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.69%	06/25/36	4,873,348
5,177,759	Series 2006-HE8, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.10% (a)	5.49%	10/25/36	2,298,662
97,627	Series 2006-NC1, Class M1, 1 Mo. CME Term SOFR + CSA + 0.57% (a)	5.96%	12/25/35	96,786
5,495,853	Series 2007-HE1, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.23% (a)	5.62%	11/25/36	3,115,690
24,279,967	Series 2007-HE2, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.21% (a)	5.60%	01/25/37	10,953,276
5,746,316	Series 2007-NC3, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.26% (a)	5.65%	05/25/37	4,390,831
	Navient Student Loan Trust
114,388	Series 2014-1, Class A3, 30 Day Average SOFR + CSA + 0.51% (a)	5.97%	06/25/31	112,092
220,712	Series 2017-3A, Class A3, 30 Day Average SOFR + 1.16% (a) (d)	6.51%	07/26/66	221,429
	New Residential Mortgage Loan Trust
16,615,000	Series 2022-SFR2, Class B (d)	3.75%	09/04/39	15,847,576
15,000,000	Series 2022-SFR2, Class E1 (d)	4.00%	09/04/39	13,796,979
	OCP CLO Ltd.
8,502,067	Series 2014-6A, Class A1R2, 3 Mo. CME Term SOFR + 1.15% (a) (d)	6.44%	10/17/30	8,506,843
6,200,000	Series 2020-19A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (d)	6.69%	10/20/34	6,205,307
8,530,000	Series 2021-21A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (a) (d)	7.24%	07/20/34	8,537,313
	Octagon Investment Partners 46 Ltd.
14,000,000	Series 2020-2A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.16% (a) (d)	6.72%	07/15/36	14,011,546
	OHA Credit Funding 4 Ltd.
12,685,000	Series 2019-4A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (d)	7.19%	10/22/36	12,694,403
	OHA Credit Partners XI Ltd.
14,000,000	Series 2015-11A, Class A2R2, 3 Mo. CME Term SOFR + 1.70% (a) (d)	6.98%	04/20/37	14,059,431
	Progress Residential Trust
9,120,000	Series 2021-SFR2, Class G (d)	4.25%	04/19/38	8,623,798
4,130,000	Series 2021-SFR3, Class G (d)	4.25%	05/17/26	3,881,739
19,690,000	Series 2021-SFR8, Class F (d)	3.18%	10/17/38	18,346,955
8,116,602	Series 2021-SFR10, Class F (d)	4.61%	12/17/40	7,489,422
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	PRPM LLC
$7,383,237	Series 2021-7, Class A1, steps up to 5.87% on 08/25/25 (d) (h)	4.87%	08/25/26	$7,339,166
14,227,229	Series 2021-10, Class A1, steps up to 5.49% on 10/25/24 (d) (h)	2.49%	10/25/26	14,251,015
8,038,178	Series 2022-4, Class A1, steps up to 9.00% on 08/25/2025 (d) (h)	5.00%	08/25/27	7,976,207
	Rad CLO 14 Ltd.
10,000,000	Series 2021-14A, Class B, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (d)	7.21%	01/15/35	10,005,727
	RCKT Mortgage Trust
14,984,910	Series 2024-CES3, Class A1A (d)	6.59%	05/25/44	15,207,653
	Residential Asset Securities Corp.
51,290	Series 2006-EMX3, Class A3, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.95%	04/25/36	51,110
294,982	Series 2006-KS3, Class M1, 1 Mo. CME Term SOFR + CSA + 0.33% (a)	5.89%	04/25/36	291,489
	Rockford Tower CLO Ltd.
4,805,625	Series 2017-3A, Class A, 3 Mo. CME Term SOFR + CSA + 1.19% (a) (d)	6.73%	10/20/30	4,811,234
1,625,000	Series 2019-2A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.10% (a) (d)	6.49%	08/20/32	1,626,846
	Saxon Asset Securities Trust
506,029	Series 2007-2, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.24% (a)	5.63%	05/25/47	361,904
	Securitized Asset-Backed Receivables LLC Trust
21,090,952	Series 2006-WM4, Class A1, 1 Mo. CME Term SOFR + CSA + 0.38% (a) (d)	5.77%	11/25/36	9,649,564
	Skyline Aircraft Finance LLC
11,194,020	Series 2020-1, Class A (i) (j)	3.23%	05/10/38	10,274,991
	SLC Student Loan Trust
724,718	Series 2008-1, Class A4A, 90 Day Average SOFR + CSA + 1.60% (a)	7.21%	12/15/32	733,135
	SLM Student Loan Trust
80,000	Series 2007-7, Class B, 90 Day Average SOFR + CSA + 0.75% (a)	6.37%	10/27/70	79,992
130,000	Series 2008-2, Class B, 90 Day Average SOFR + CSA + 1.20% (a)	6.82%	01/25/83	134,155
700,000	Series 2008-3, Class B, 90 Day Average SOFR + CSA + 1.20% (a)	6.82%	04/26/83	714,253
2,449,263	Series 2008-6, Class A4, 90 Day Average SOFR + 1.36% (a)	6.72%	07/25/23	2,441,507
320,000	Series 2008-7, Class B, 90 Day Average SOFR + 2.11% (a)	7.47%	07/26/83	325,156
411,458	Series 2012-2, Class A, 30 Day Average SOFR + 0.81% (a)	6.16%	01/25/29	401,588
143,737	Series 2012-6, Class A3, 30 Day Average SOFR + 0.86% (a)	6.21%	05/26/26	141,006
2,173,566	Series 2012-7, Class A3, 30 Day Average SOFR + 0.76% (a)	6.11%	05/26/26	2,124,184
555,000	Series 2012-7, Class B, 30 Day Average SOFR + CSA + 1.80% (a)	7.26%	09/25/43	556,668
77,322	Series 2013-2, Class A, 30 Day Average SOFR + 0.56% (a)	5.91%	06/25/43	75,870
	Soundview Home Loan Trust
5,674,472	Series 2007-OPT4, Class 1A1, 1 Mo. CME Term SOFR + CSA + 1.00% (a)	6.39%	09/25/37	4,001,637
	Structured Asset Investment Loan Trust
459,179	Series 2004-6, Class A3, 1 Mo. CME Term SOFR + CSA + 0.80% (a)	6.19%	07/25/34	466,350
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Structured Asset Securities Corp. Mortgage Loan Trust
$427,151	Series 2005-NC2, Class M5, 1 Mo. CME Term SOFR + CSA + 0.93% (a)	6.32%	05/25/35	$426,643
	TAL Advantage VII LLC
7,065,000	Series 2020-1A, Class A (d)	2.05%	09/20/45	6,575,140
	TIF Funding II LLC
6,644,500	Series 2020-1A, Class A (d)	2.09%	08/20/45	6,166,198
	Voya CLO Ltd.
13,000,000	Series 2020-1A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (d)	6.70%	07/16/34	13,010,789
	Wachovia Student Loan Trust
389,971	Series 2006-1, Class A6, 90 Day Average SOFR + 0.43% (a) (d)	5.79%	04/25/40	384,574
	WaMu Asset-Backed Certificates WaMu Trust
1,021,777	Series 2007-HE2, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.11% (a)	5.50%	04/25/37	385,644
3,545,740	Series 2007-HE2, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.19% (a)	5.58%	04/25/37	1,340,125
7,598,014	Series 2007-HE2, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.25% (a)	5.64%	04/25/37	2,873,540
	Total Asset-Backed Securities			543,779,394
	(Cost $580,285,944)
MORTGAGE-BACKED SECURITIES — 7.7%
	Collateralized Mortgage Obligations — 4.6%
	Ajax Mortgage Loan Trust
1,832,776	Series 2019-F, Class A1, steps up to 3.86% on 11/25/26 (d) (h)	2.86%	07/25/59	1,756,896
	Alternative Loan Trust
4,474,135	Series 2005-16, Class A4, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.87%	06/25/35	3,967,436
5,085,454	Series 2005-56, Class 1A1, 1 Mo. CME Term SOFR + CSA + 1.46% (a)	6.85%	11/25/35	4,698,362
4,768,409	Series 2005-67CB, Class A1	5.50%	01/25/36	3,562,557
2,523,983	Series 2007-13, Class A1	6.00%	06/25/47	1,339,964
	American Home Mortgage Assets Trust
11,688,332	Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (a)	5.86%	02/25/47	4,180,771
	American Home Mortgage Investment Trust
1,309,344	Series 2005-4, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.58% (a)	5.97%	11/25/45	1,190,854
	Angel Oak Mortgage Trust
7,390,328	Series 2024-1, Class A1, steps up to 6.21% on 01/01/28 (d) (h)	5.21%	08/25/68	7,378,078
	Banc of America Funding Trust
302,226	Series 2014-R6, Class 2A13 (d) (k)	5.72%	07/26/36	299,908
	Bear Stearns Mortgage Funding Trust
81,876	Series 2006-AR1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.42% (a)	5.81%	07/25/36	74,582
1,958,904	Series 2006-AR3, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.36% (a)	5.75%	10/25/36	1,766,277
2,822,846	Series 2006-AR5, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.38% (a)	5.77%	01/25/37	2,666,200
149,514	Series 2007-AR5, Class 1A1G, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.71%	06/25/47	130,467
	CIM Trust
2,368,482	Series 2019-R1, Class A (d)	3.25%	10/25/58	2,151,560
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	CIM Trust (Continued)
$2,643,364	Series 2019-R4, Class A1 (d)	3.00%	10/25/59	$2,460,903
4,174,087	Series 2020-R3, Class A1A (d)	4.00%	01/26/60	4,078,807
6,655,000	Series 2020-R3, Class A1B (d)	4.00%	01/26/60	6,304,929
21,112,000	Series 2020-R7, Class A1B (d) (l)	2.25%	12/27/61	15,652,591
11,367,699	Series 2021-R3, Class A1A (d)	1.95%	06/25/57	10,415,307
18,717,406	Series 2023-R1, Class A1A (d)	5.40%	04/25/62	18,727,615
13,298,630	Series 2023-R3, Class A1A (d)	4.50%	01/25/63	13,158,120
	Connecticut Avenue Securities Trust
6,232,592	Series 2019-R04, Class 2B1, 30 Day Average SOFR + 5.36% (a) (d)	10.71%	06/25/39	6,614,927
	Credit Suisse Mortgage Trust
8,694,988	Series 2007-2, Class 1A4	5.75%	03/25/37	4,418,767
25,957,185	Series 2007-3, Class 1A1A	5.84%	04/25/37	6,426,708
5,905,921	Series 2021-NQM7, Class A1 (d)	1.76%	10/25/66	5,151,421
10,763,675	Series 2021-RP11, Class A1 (d)	2.25%	10/25/61	8,725,381
13,091,042	Series 2021-RP11, Class PT (d)	3.75%	10/25/61	9,247,047
	CSMCM Trust
561,159	Series 2021-RP11 (d)	3.78%	10/27/61	451,369
	GMACM Mortgage Loan Trust
1,234,381	Series 2006-AR1, Class 1A1 (k)	3.62%	04/19/36	1,001,705
1,030,235	Series 2006-J1, Class A4	5.75%	04/25/36	905,586
	GreenPoint Mortgage Funding Trust
58,848	Series 2006-AR1, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.58% (a)	5.97%	02/25/36	52,022
	GSR Mortgage Loan Trust
21,406,942	Series 2006-OA1, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.52% (a)	5.91%	08/25/46	5,125,528
	HarborView Mortgage Loan Trust
157,503	Series 2005-10, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.62% (a)	6.08%	11/19/35	105,448
959,572	Series 2007-7, Class 1A1, 1 Mo. CME Term SOFR + CSA + 2.00% (a)	7.39%	10/25/37	749,664
	HomeBanc Mortgage Trust
424,486	Series 2004-2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.74% (a)	6.13%	12/25/34	400,782
	Impac CMB Trust
122,202	Series 2005-2, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.52% (a)	5.91%	04/25/35	116,945
378,967	Series 2005-4, Class 1A1A, 1 Mo. CME Term SOFR + CSA + 0.27% (a)	5.93%	05/25/35	352,301
	IndyMac INDX Mortgage Loan Trust
1,129,459	Series 2005-AR14, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.60% (a)	5.99%	07/25/35	907,380
15,178,225	Series 2005-AR29, Class A1 (k)	3.91%	01/25/36	12,446,963
2,713,027	Series 2006-AR6, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.40% (a)	5.79%	06/25/46	2,142,204
3,270,241	Series 2007-FLX4, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.50% (a)	5.89%	07/25/37	3,010,740
	JP Morgan Mortgage Trust
1,239,167	Series 2006-A4, Class 1A1 (k)	5.31%	06/25/36	871,260
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Lehman XS Trust
$211,081	Series 2006-16N, Class A4A, 1 Mo. CME Term SOFR + CSA + 0.38% (a)	5.77%	11/25/46	$185,918
4,061,114	Series 2007-16N, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.94% (a)	6.33%	09/25/47	3,730,531
2,003,785	Series 2007-16N, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.80% (a)	6.19%	09/25/47	1,755,103
	Merrill Lynch Alternative Note Asset Trust
2,614,334	Series 2007-OAR3, Class A1, 1 Mo. CME Term SOFR + CSA + 0.19% (a)	5.77%	07/25/47	2,373,627
	Morgan Stanley Mortgage Loan Trust
17,810	Series 2005-2AR, Class A, 1 Mo. CME Term SOFR + CSA + 0.26% (a)	5.65%	04/25/35	17,726
	MortgageIT Trust
33,285	Series 2005-5, Class A1, 1 Mo. CME Term SOFR + CSA + 0.52% (a)	5.91%	12/25/35	32,502
	Nomura Resecuritization Trust
47,071	Series 2015-5R, Class 1A1 (d)	4.00%	08/26/37	46,831
	OBX Trust
3,829,724	Series 2021-NQM2, Class A1 (d)	1.10%	05/25/61	3,123,812
9,120,897	Series 2021-NQM3, Class A1 (d)	1.05%	07/25/61	7,430,059
	Opteum Mortgage Acceptance Corp.
703,295	Series 2005-5, Class 1A1D, 1 Mo. CME Term SOFR + CSA + 0.76% (a)	6.15%	12/25/35	689,565
231,265	Series 2006-1, Class 1APT, 1 Mo. CME Term SOFR + CSA + 0.42% (a)	5.81%	04/25/36	214,498
	PRKCM Trust
15,678,675	Series 2021-AFC2, Class A1 (d)	2.07%	11/25/56	13,637,454
	RALI Trust
5,631,865	Series 2007-QS7, Class 1A1	6.00%	05/25/37	4,521,242
2,690,137	Series 2007-QS9, Class A33	6.50%	07/25/37	2,199,811
	RFMSI Trust
5,863,653	Series 2007-S6, Class 1A4	6.00%	06/25/37	4,622,508
	Structured Adjustable Rate Mortgage Loan Trust
8,957	Series 2004-12, Class 3A1 (k)	5.90%	09/25/34	8,741
22,156,416	Series 2006-2, Class 4A1 (k)	4.65%	03/25/36	11,933,523
	Structured Asset Mortgage Investments II Trust
1,277,743	Series 2006-AR1, Class 3A1, 1 Mo. CME Term SOFR + CSA + 0.46% (a)	5.85%	02/25/36	1,016,657
6,233,801	Series 2006-AR7, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.42% (a)	5.81%	08/25/36	5,108,629
4,525,384	Series 2007-AR6, Class A1, 12 Mo. Treasury Average + 1.50% (a)	6.66%	08/25/47	3,750,606
	WaMu Mortgage Pass-Through Certificates Trust
59,134	Series 2005-AR1, Class A2A1, 1 Mo. CME Term SOFR + CSA + 0.68% (a)	6.07%	01/25/45	57,719
122,181	Series 2005-AR15, Class A1A1, 1 Mo. CME Term SOFR + CSA + 0.52% (a)	5.91%	11/25/45	115,112
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	WaMu Mortgage Pass-Through Certificates Trust (Continued)
$168,199	Series 2006-AR3, Class A1A, 12 Mo. Treasury Average + 1.00% (a)	4.04%	02/25/46	$154,750
256,431	Series 2006-AR4, Class 1A1A, 12 Mo. Treasury Average + 0.94% (a)	4.52%	05/25/46	237,657
				242,150,913
	Commercial Mortgage-Backed Securities — 3.1%
	BAMLL Commercial Mortgage Securities Trust
7,651,000	Series 2015-200P, Class F (d) (k)	3.72%	04/14/33	7,297,566
	BX Commercial Mortgage Trust
12,546,000	Series 2020-VIV2, Class C (d) (k)	3.66%	03/09/44	11,193,353
9,320,000	Series 2020-VIVA, Class D (d) (k)	3.67%	03/11/44	8,200,969
3,519,541	Series 2021-XL2, Class J, 1 Mo. CME Term SOFR + CSA + 3.89% (a) (d)	9.34%	10/15/38	3,417,802
	BX Trust
8,670,000	Series 2019-OC11, Class D (d) (k)	4.08%	12/09/41	7,917,655
	BXHPP Trust
5,200,000	Series 2021-FILM, Class E, 1 Mo. CME Term SOFR + CSA + 2.00% (a) (d)	7.45%	08/15/36	4,691,467
	BXP Trust
8,500,000	Series 2017-CC, Class B (d) (k)	3.67%	08/13/37	7,769,687
1,440,000	Series 2017-CC, Class D (d) (k)	3.67%	08/13/37	1,229,496
5,000,000	Series 2017-GM, Class D (d) (k)	3.54%	06/13/39	4,573,352
	BXSC Commercial Mortgage Trust
8,450,000	Series 2022-WSS, Class D, 1 Mo. CME Term SOFR + 3.19% (a) (d)	8.53%	03/15/35	8,347,203
	CAMB Commercial Mortgage Trust
9,150,000	Series 2019-LIFE, Class F, 1 Mo. CME Term SOFR + CSA + 2.55% (a) (d)	8.18%	12/15/37	9,112,707
	CENT Trust
6,470,000	Series 2023-CITY, Class A, 1 Mo. CME Term SOFR + 2.62% (a) (d)	7.96%	09/15/38	6,500,024
	Century Plaza Towers
3,500,000	Series 2019-CPT, Class A (d)	2.87%	11/13/39	3,120,686
	CRSO Trust
1,700,000	Series 2023-BRND, Class B	7.91%	07/10/28	1,781,303
	DC Office Trust
3,600,000	Series 2019-MTC, Class A (d)	2.97%	09/15/45	3,169,028
	DROP Mortgage Trust
8,933,000	Series 2021-FILE, Class B, 1 Mo. CME Term SOFR + CSA + 1.70% (a) (d)	7.15%	10/15/43	8,124,388
	Grace Trust
5,080,000	Series 2020-GRCE, Class D (d) (k)	2.77%	12/10/40	4,062,142
	Hilton U.S.A. Trust
7,000,000	Series 2016-HHV, Class F (d) (k)	4.33%	11/05/38	6,618,674
	Hudson Yards Mortgage Trust
3,537,000	Series 2019-30HY, Class D (d) (k)	3.56%	07/10/39	3,038,578
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Life Mortgage Trust
$3,965,671	Series 2021-BMR, Class F, 1 Mo. CME Term SOFR + CSA + 2.35% (a) (d)	7.80%	03/15/38	$3,776,944
6,345,074	Series 2021-BMR, Class G, 1 Mo. CME Term SOFR + CSA + 2.95% (a) (d)	8.40%	03/15/38	6,073,907
	Manhattan West Mortgage Trust
3,855,000	Series 2020-1MW, Class A (d)	2.13%	09/10/39	3,532,513
	MKT Mortgage Trust
2,719,000	Series 2020-525M, Class D (d) (k)	3.04%	02/12/40	1,900,849
	SFAVE Commercial Mortgage Securities Trust
9,265,000	Series 2015-5AVE, Class A2A (d) (k)	3.66%	01/05/43	8,243,154
	SLG Office Trust
7,600,000	Series 2021-OVA, Class A (d)	2.59%	07/15/41	6,478,795
5,000,000	Series 2021-OVA, Class E (d)	2.85%	07/15/41	3,973,548
5,000,000	Series 2021-OVA, Class F (d)	2.85%	07/15/41	3,804,309
	SREIT Trust
7,100,000	Series 2021-PALM, Class E, 1 Mo. CME Term SOFR + CSA + 1.91% (a) (d)	7.36%	10/15/34	6,905,695
6,430,000	Series 2021-PALM, Class G, 1 Mo. CME Term SOFR + CSA + 3.62% (a) (d)	9.07%	10/15/34	6,279,941
	TPGI Trust
3,600,000	Series 2021-DGWD, Class E, 1 Mo. CME Term SOFR + CSA + 2.35% (a) (d)	7.80%	06/15/26	3,566,694
				164,702,429
	Total Mortgage-Backed Securities			406,853,342
	(Cost $443,647,062)
FOREIGN CORPORATE BONDS AND NOTES (c) — 2.9%
	Agriculture — 0.0%
2,295,000	Imperial Brands Finance PLC (d)	3.50%	07/26/26	2,237,931
	Airlines — 0.0%
519,600	Air Canada Pass-Through Trust, Series 2017-1, Class AA (d)	3.30%	01/15/30	482,460
	Banks — 0.4%
1,830,000	HSBC Holdings PLC (e)	2.10%	06/04/26	1,787,432
1,765,000	HSBC Holdings PLC (e)	4.76%	06/09/28	1,765,354
3,355,000	HSBC Holdings PLC (e)	2.01%	09/22/28	3,097,764
6,025,000	HSBC Holdings PLC (e)	2.21%	08/17/29	5,466,476
730,000	Lloyds Banking Group PLC (e)	3.57%	11/07/28	705,807
930,000	Santander UK Group Holdings PLC (e)	1.53%	08/21/26	897,535
5,250,000	Santander UK Group Holdings PLC (e)	1.67%	06/14/27	4,958,589
1,735,000	Santander UK Group Holdings PLC (e)	2.47%	01/11/28	1,640,107
				20,319,064
	Beverages — 0.3%
1,000,000	Anheuser-Busch InBev S.A. / N.V. (EUR) (f)	3.95%	03/22/44	1,110,982
6,260,000	Bacardi Ltd. (d)	4.45%	05/15/25	6,220,485
7,000,000	Becle SAB de C.V. (d)	2.50%	10/14/31	5,766,242
4,230,000	JDE Peet’s N.V. (d)	2.25%	09/24/31	3,507,605
				16,605,314
	Diversified Financial Services — 0.4%
1,000,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.50%	01/15/25	992,959
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (c) (Continued)
	Diversified Financial Services (Continued)
$1,296,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.45%	10/01/25	$1,288,791
11,200,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/28	10,479,130
1,755,000	Avolon Holdings Funding Ltd. (d)	2.88%	02/15/25	1,732,409
670,000	Avolon Holdings Funding Ltd. (d)	3.25%	02/15/27	642,052
5,256,000	Avolon Holdings Funding Ltd. (d)	2.53%	11/18/27	4,867,781
				20,003,122
	Electric — 0.3%
2,500,000	Amprion GmbH (EUR) (f)	0.63%	09/23/33	2,152,967
500,000	Amprion GmbH (EUR) (f)	4.00%	05/21/44	548,229
1,100,000	Elia Group S.A. / N.V. (EUR) (f)	3.88%	06/11/31	1,223,339
1,200,000	Elia Transmission Belgium S.A. (EUR) (f)	3.75%	01/16/36	1,341,969
210,820	Mong Duong Finance Holdings B.V. (f)	5.13%	05/07/29	203,070
625,000	MVM Energetika Zrt (f)	7.50%	06/09/28	661,687
1,500,000	MVM Energetika Zrt (f)	6.50%	03/13/31	1,541,196
4,375,000	TenneT Holding B.V. (EUR) (f)	4.50%	10/28/34	5,270,560
1,590,000	TenneT Holding B.V. (EUR) (f)	2.75%	05/17/42	1,553,182
				14,496,199
	Food — 0.3%
3,600,000	ELO SACA (EUR) (f)	6.00%	03/22/29	3,720,249
7,976,000	JBS USA Holding Lux S.A.R.L. / JBS USA Food Co. / JBS Lux Co., S.A.R.L. (d)	6.75%	03/15/34	8,749,313
3,000,000	JBS USA Holding Lux S.A.R.L. / JBS USA Food Co. / JBS Lux Co., S.A.R.L.	4.38%	02/02/52	2,358,223
1,220,000	JBS USA Holding Lux S.A.R.L. / JBS USA Food Co. / JBS Lux Co., S.A.R.L.	6.50%	12/01/52	1,285,961
1,670,000	JBS USA Holding Lux S.A.R.L. / JBS USA Food Co. / JBS Lux Co., S.A.R.L. (d)	7.25%	11/15/53	1,918,102
				18,031,848
	Gas — 0.0%
1,555,000	National Gas Transmission PLC (EUR) (f)	4.25%	04/05/30	1,783,231
	Healthcare-Products — 0.0%
300,000	Medtronic Global Holdings S.C.A. (EUR)	3.38%	10/15/34	330,125
1,000,000	Medtronic Global Holdings S.C.A. (EUR)	1.75%	07/02/49	735,780
				1,065,905
	Healthcare-Services — 0.1%
3,410,000	Kedrion S.p.A. (d)	6.50%	09/01/29	3,213,835
2,260,000	Lonza Finance International N.V. (EUR) (f)	3.88%	04/24/36	2,517,698
				5,731,533
	Media — 0.0%
714,000	VZ Secured Financing B.V. (d)	5.00%	01/15/32	647,406
	Mining — 0.1%
2,790,000	Corp. Nacional del Cobre de Chile (f)	5.13%	02/02/33	2,755,948
600,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT (d)	5.45%	05/15/30	606,201
				3,362,149
	Oil & Gas — 0.1%
450,000	Ecopetrol S.A.	8.88%	01/13/33	477,466
1,383,000	KazMunayGas National Co. JSC (f)	5.38%	04/24/30	1,369,343
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (c) (Continued)
	Oil & Gas (Continued)
$1,200,000	KazMunayGas National Co. JSC (d)	3.50%	04/14/33	$1,023,457
2,504,000	Pertamina Persero PT (d)	3.10%	08/27/30	2,287,360
47,000	Petroleos Mexicanos	6.75%	09/21/47	32,200
768,000	Petroleos Mexicanos	6.35%	02/12/48	508,481
				5,698,307
	Packaging & Containers — 0.1%
760,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (d)	4.13%	08/15/26	656,443
4,021,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (d)	5.25%	08/15/27	2,423,176
1,050,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (d)	5.25%	08/15/27	632,762
				3,712,381
	Pharmaceuticals — 0.2%
3,870,000	1375209 BC Ltd. (d)	9.00%	01/30/28	3,768,776
3,485,000	Grifols S.A. (EUR) (f)	3.88%	10/15/28	3,625,094
785,000	Grifols S.A. (d)	4.75%	10/15/28	746,380
2,520,000	MSD Netherlands Capital B.V. (EUR)	3.70%	05/30/44	2,760,998
				10,901,248
	Pipelines — 0.1%
1,458,720	Galaxy Pipeline Assets Bidco Ltd. (d)	2.16%	03/31/34	1,286,229
3,010,000	TMS Issuer S.A.R.L. (f)	5.78%	08/23/32	3,146,591
275,000	TransCanada PipeLines Ltd.	5.85%	03/15/36	286,601
				4,719,421
	Real Estate — 0.3%
1,270,000	Annington Funding PLC (GBP) (f)	3.18%	07/12/29	1,503,872
1,700,000	Annington Funding PLC (GBP) (f)	2.31%	10/06/32	1,757,116
650,000	Annington Funding PLC (GBP) (f)	4.75%	08/09/33	796,038
900,000	Annington Funding PLC (GBP) (f)	3.69%	07/12/34	999,093
1,560,000	Blackstone Property Partners Europe Holdings S.A.R.L. (EUR) (f)	1.00%	05/04/28	1,553,419
1,350,000	Blackstone Property Partners Europe Holdings S.A.R.L. (EUR) (f)	1.75%	03/12/29	1,351,096
2,285,000	Blackstone Property Partners Europe Holdings S.A.R.L. (EUR) (f)	1.63%	04/20/30	2,211,847
700,000	LEG Immobilien SE (EUR) (f)	0.88%	03/30/33	609,721
500,000	Vonovia SE (EUR) (f)	2.25%	04/07/30	518,779
400,000	Vonovia SE (EUR) (f)	5.00%	11/23/30	472,549
1,800,000	Vonovia SE (EUR) (f)	0.75%	09/01/32	1,575,674
				13,349,204
	Real Estate Investment Trusts — 0.1%
4,065,000	Digital Intrepid Holding B.V. (EUR) (f)	0.63%	07/15/31	3,629,470
	Savings & Loans — 0.1%
4,055,000	Nationwide Building Society (d) (e)	2.97%	02/16/28	3,882,527
	Telecommunications — 0.0%
255,000	Altice France S.A. (d)	8.13%	02/01/27	205,381
1,150,000	Altice France S.A. (d)	5.50%	10/15/29	799,268
200,000	C&W Senior Finance Ltd. (d)	6.88%	09/15/27	197,111
500,000	Ooredoo International Finance Ltd. (f)	2.63%	04/08/31	446,622
900,000	TDC Net A/S (EUR) (f)	6.50%	06/01/31	1,080,995
				2,729,377
	Total Foreign Corporate Bonds and Notes			153,388,097
	(Cost $154,954,144)

See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (m)	Stated Maturity (n)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 1.4%
	Aerospace/Defense — 0.0%
$1,685,773	TransDigm, Inc., Term Loan I, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	08/24/28	$1,694,699
	Apartment REITs — 0.0%
523,813	Invitation Homes Operating Partnership, L.P., Term Loan A, 1 Mo. CME Term SOFR + CSA + 1.00%, 0.00% Floor	6.35%	01/31/25	521,193
	Brokerage/Asset Managers/Exchanges — 0.0%
166,531	Deerfield Dakota Holding LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 1.00% Floor	9.08%	04/09/27	165,570
1,098,697	Jane Street Group LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.86%	01/26/28	1,100,894
				1,266,464
	Cable Satellite — 0.0%
516,036	CSC Holdings LLC, Term Loan B, 1 Mo. Synthetic LIBOR + 2.50%, 0.00% Floor	7.95%	04/15/27	436,308
725,000	Virgin Media Bristol LLC, Term Loan N, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.95%	01/31/28	701,942
				1,138,250
	Chemicals — 0.0%
951,086	Chemours (The) Co., Term Loan B2, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.75%	08/18/28	951,086
	Consumer Cyclical Services — 0.1%
115,234	8 Avenue Food & Provisions, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.11%	10/01/25	110,625
346,227	Arches Buyer, Inc., Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.60%	12/06/27	335,083
291,096	Buzz Finco LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.10%	01/29/27	289,823
426,071	Delivery Hero Finco LLC, Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.32%	12/12/29	427,848
221,266	Match Group Holdings II LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.24%	02/16/27	221,543
388,089	StubHub Holdco Sub LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.00% Floor	10.00%	03/15/30	387,767
646,649	TruGreen, L.P., Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.35%	11/02/27	630,483
				2,403,172
	Consumer Products — 0.0%
431,344	AI Aqua Merger Sub, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.84%	07/31/28	432,342
	Diversified Manufacturing — 0.0%
768,590	Alliance Laundry Systems, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.84%	08/19/31	771,814
	Electric — 0.0%
358,261	Edgewater Generation LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.00% Floor	9.50%	07/26/30	361,917
175,841	Lackawanna Energy Center, Term Loan B2, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.25%	08/06/29	177,489
38,328	Lackawanna Energy Center, Term Loan C, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.25%	08/06/29	38,687
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (m)	Stated Maturity (n)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Electric (Continued)
$291,439	South Field Energy LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.04%	08/15/31	$292,167
17,875	South Field Energy LLC, Term Loan C, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.29%	08/15/31	17,920
213,639	Vistra Operations Co. LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.25%	12/20/30	214,474
				1,102,654
	Environmental — 0.0%
1,313,982	Clean Harbors, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.11%	10/10/28	1,321,374
161,619	Patriot Container Corp., Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 1.00% Floor	9.10%	03/20/25	158,669
				1,480,043
	Finance Companies — 0.0%
829,177	Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	7.31%	06/22/28	833,282
	Financial Other — 0.0%
658,456	Trans Union LLC, Term Loan B7, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	7.25%	12/01/28	660,174
312,214	Trans Union LLC, Term Loan B8, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.00%	06/24/31	312,721
				972,895
	Food and Beverage — 0.1%
287,180	City Brewing Co. LLC, Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.75% Floor	11.55%	04/05/28	272,821
689,857	City Brewing Co. LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.75% Floor	9.09%	04/05/28	586,379
1,038,613	City Brewing Co. LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 5.00%, 0.75% Floor	10.59%	04/05/28	699,765
2,572,465	Naked Juice LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.68%-8.69%	01/24/29	2,239,884
560,255	Naked Juice LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 6.00%, 0.50% Floor	11.43%	01/24/30	419,844
547,265	Triton Water Holdings, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.85%	03/31/28	547,886
1,158,372	United Natural Foods, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.00% Floor	10.00%	05/01/31	1,166,701
				5,933,280
	Gaming — 0.0%
1,325,623	Caesars Entertainment, Inc., Term Loan B1, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.00%	02/06/31	1,328,566
150,555	Churchill Downs, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.35%	03/17/28	150,931
				1,479,497
	Healthcare — 0.2%
848,033	Bausch & Lomb Corp., Term Loan, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.25%	09/29/28	842,733
1,598,828	Catalent Pharma Solutions, Inc., Term Loan B3, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.50% Floor	7.43%	02/22/28	1,599,332
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (m)	Stated Maturity (n)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Healthcare (Continued)
$1,111,587	Gainwell Acquisition Corp., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.43%	10/01/27	$1,014,323
534,259	Medline Borrower, L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.00%	10/23/28	536,190
2,981,591	Modivcare, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	10.08%	07/01/31	2,916,369
365,936	NSM Top Holdings Corp., Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	10.59%	08/06/29	366,699
751,921	Star Parent, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.08%	09/30/23	748,887
				8,024,533
	Healthcare REITs — 0.0%
817,573	Healthpeak Op LLC, Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 0.85%, 0.00% Floor	6.27%	02/22/27	803,266
817,573	Healthpeak Op LLC, Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 0.85%, 0.00% Floor	6.27%	08/20/27	803,265
				1,606,531
	Industrial Other — 0.0%
757,286	Artera Services LLC, Term Loan, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.83%	02/10/31	751,962
	Insurance — 0.2%
2,014,091	Acrisure LLC, Term Loan B1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.34%	11/06/30	2,012,963
2,882,608	AmWINS Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.75% Floor	7.61%	02/22/28	2,891,069
1,659,526	Asurion LLC (fka Asurion Corp.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.61%	12/23/26	1,654,157
300,000	Asurion LLC (fka Asurion Corp.), Term Loan B4, 1 Mo. CME Term SOFR + CSA + 5.25%, 0.00% Floor	10.61%	01/22/29	278,250
724,776	Hub International Ltd., Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	8.23%	06/20/30	726,044
382,385	Sedgwick CMS, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	8.25%	07/31/31	383,341
				7,945,824
	Leisure — 0.1%
1,156,974	Showtime Acquisition LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.00% Floor	9.85%	08/13/31	1,154,804
956,932	William Morris Endeavor Entertainment LLC, Term Loan B1, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.11%-8.21%	05/19/25	958,731
				2,113,535
	Lodging — 0.0%
181,758	Hilton Domestic Operating Co., Inc., Term Loan B4, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.03%	11/08/30	182,295
	Media Entertainment — 0.0%
303,414	Magnite, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.75%	02/06/31	305,595
323,262	MH Sub I LLC, Term Loan, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.50%	05/03/28	322,840
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (m)	Stated Maturity (n)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Media Entertainment (Continued)
$241,895	Research Now Group LLC and Dynata LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 5.00%, 0.00% Floor	10.88%	07/15/28	$244,314
402,409	Research Now Group LLC and Dynata LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 5.50%, 1.00% Floor	10.88%	10/16/28	379,875
				1,252,624
	Packaging — 0.1%
3,221,342	Berry Global, Inc., Term Loan, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.32%	07/02/29	3,236,708
1,495,750	Plaze, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.11%	08/03/26	1,407,254
				4,643,962
	Paper — 0.0%
423,489	Mativ Holdings, Inc., Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.85%	05/06/27	420,312
	Pharmaceuticals — 0.1%
884,877	Elanco Animal Health, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.19%	08/02/27	885,049
1,187,185	Grifols Worldwide Operations Ltd., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.40%	11/15/27	1,170,012
3,463,841	Jazz Financing Lux S.A.R.L., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25, 0.50% Floor	7.50%	05/05/28	3,470,700
736,875	Perrigo Investments LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.60%	04/20/29	736,647
				6,262,408
	Restaurants — 0.0%
1,146,272	1011778 BC ULC, Term Loan B5, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.00%	09/23/30	1,139,377
	Retailers — 0.1%
754,919	Hanesbrands, Inc., Term Loan A, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.35%	11/19/26	748,314
1,248,264	Peer Holding III B.V., Term Loan B5, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	06/26/31	1,253,987
				2,002,301
	Services — 0.0%
891,845	Spin Holdco, Inc., Term Loan, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.60%	03/06/28	762,751
	Technology — 0.3%
361,237	Amentum Government Services Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.36%	01/29/27	362,254
355,651	Boost Newco Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.75%	01/31/31	357,079
1,056,078	Boxer Parent Co., Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.01%	07/30/31	1,054,980
600,000	Central Parent, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.58%	07/06/29	595,725
284,852	Coherent Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.75%	07/02/29	286,277
3,620,618	Commscope, Inc., Term Loan B2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.61%	04/06/26	3,453,164
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (m)	Stated Maturity (n)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Technology (Continued)
$143,040	DTI Holdco, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.75% Floor	10.00%	04/26/29	$143,786
2,804,536	EagleView Technology Corp., Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	9.10%	08/14/25	2,684,095
1,156,164	Gen Digital, Inc., Term Loan A2, 1 Mo. CME Term SOFR + CSA + 1.50%, 0.00% Floor	6.85%	09/13/27	1,156,742
356,816	Indy US Holdco LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.50% Floor	10.00%	03/06/28	355,702
451,599	Realpage, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.25%	04/24/28	434,004
728,755	Renaissance Holding Corp., Term Loan, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.50%	04/30/30	729,746
333,764	Sabre GLBL, Inc., Term Loan B2, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	10.43%	06/30/28	316,075
887,984	Xerox Corp., Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	9.25%	11/19/29	884,099
				12,813,728
	Wireless — 0.1%
688,987	Altice France S.A., Term Loan B14, 3 Mo. CME Term SOFR + 5.50%, 0.00% Floor	10.80%	08/31/28	525,928
608,681	CCI Buyer, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	9.33%	12/17/27	610,583
1,478,697	SBA Senior Finance II LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.25%	01/27/31	1,482,607
				2,619,118
	Wirelines — 0.0%
250,000	Zayo Group Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.36%	03/09/27	231,445
1,781,074	Zayo Group Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.50%	03/09/27	1,662,330
				1,893,775
	Total Senior Floating-Rate Loan Interests			75,415,707
	(Cost $75,829,286)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (c) — 1.0%
	Brazil — 0.1%
500,000	Brazilian Government International Bond	6.13%	01/22/32	508,532
500,000	Brazilian Government International Bond	6.00%	10/20/33	502,126
4,330,000	Brazilian Government International Bond	6.13%	03/15/34	4,384,998
				5,395,656
	Colombia — 0.1%
1,485,000	Colombia Government International Bond	3.00%	01/30/30	1,260,043
1,200,000	Colombia Government International Bond	3.13%	04/15/31	983,444
2,000,000	Colombia Government International Bond	8.00%	04/20/33	2,130,500
				4,373,987
	Costa Rica — 0.0%
2,200,000	Costa Rica Government International Bond (f)	6.55%	04/03/34	2,325,818
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (c) (Continued)
	Dominican Republic — 0.1%
$3,235,000	Dominican Republic International Bond (d)	4.50%	01/30/30	$3,067,261
790,000	Dominican Republic International Bond (f)	4.88%	09/23/32	744,723
				3,811,984
	Guatemala — 0.1%
1,000,000	Guatemala Government Bond (f)	5.25%	08/10/29	988,250
2,800,000	Guatemala Government Bond (f)	3.70%	10/07/33	2,388,890
				3,377,140
	Hungary — 0.0%
2,630,000	Hungary Government International Bond (d)	2.13%	09/22/31	2,174,632
	Indonesia — 0.0%
500,000	Indonesia Government International Bond	4.85%	01/11/33	506,347
	Mexico — 0.2%
3,016,000	Mexico Government International Bond	2.66%	05/24/31	2,566,928
1,700,000	Mexico Government International Bond	4.75%	04/27/32	1,622,399
2,756,000	Mexico Government International Bond	4.88%	05/19/33	2,615,556
3,000,000	Mexico Government International Bond	6.35%	02/09/35	3,123,689
				9,928,572
	Oman — 0.0%
800,000	Oman Government International Bond (f)	6.75%	10/28/27	841,365
1,100,000	Oman Government International Bond (f)	5.63%	01/17/28	1,123,518
				1,964,883
	Panama — 0.1%
3,510,000	Panama Government International Bond	3.16%	01/23/30	3,059,721
300,000	Panama Government International Bond	2.25%	09/29/32	225,947
200,000	Panama Government International Bond	6.40%	02/14/35	199,929
394,000	Panama Government International Bond	8.00%	03/01/38	435,067
				3,920,664
	Paraguay — 0.1%
2,485,000	Paraguay Government International Bond (f)	4.95%	04/28/31	2,457,646
2,800,000	Paraguay Government International Bond (f)	3.85%	06/28/33	2,547,132
				5,004,778
	Philippines — 0.0%
2,500,000	Philippine Government International Bond	2.46%	05/05/30	2,244,891
	Romania — 0.1%
250,000	Romanian Government International Bond (d)	6.63%	02/17/28	260,444
3,000,000	Romanian Government International Bond (f)	3.00%	02/14/31	2,585,821
				2,846,265
	South Africa — 0.1%
730,000	Republic of South Africa Government International Bond	4.85%	09/30/29	698,828
1,759,000	Republic of South Africa Government International Bond	5.88%	06/22/30	1,744,284
1,550,000	Republic of South Africa Government International Bond	5.88%	04/20/32	1,512,575
				3,955,687
	United Arab Emirates — 0.0%
1,302,000	Finance Department Government of Sharjah (d)	6.50%	11/23/32	1,389,186
	Total Foreign Sovereign Bonds and Notes			53,220,490
	(Cost $54,251,496)
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY SECURITIES — 0.9%
$10,000,000	Federal Home Loan Bank Discount Notes	(g)	10/30/24	$9,914,431
35,000,000	Federal Home Loan Bank Discount Notes	(g)	03/18/25	34,134,139
	Total U.S. Government Agency Securities			44,048,570
	(Cost $44,040,194)
MUNICIPAL BONDS — 0.4%
	California — 0.1%
4,545,000	Regents of the Univ of CA Med Ctr Pooled Rev, Ser N	3.26%	05/15/60	3,230,471
	Massachusetts — 0.0%
1,845,000	Massachusetts Sch Bldg Auth Rev, Ser B	2.97%	10/15/32	1,684,946
	New Jersey — 0.0%
2,000,000	NJ St Turnpike Auth Rev, Ser B	1.86%	01/01/31	1,731,406
500,000	NJ St Turnpike Auth Rev, Ser F	3.73%	01/01/36	458,250
				2,189,656
	New York — 0.3%
2,285,000	City of New York NY, Ser F	3.62%	04/01/31	2,194,734
970,000	New York City NY Transitional Fin Auth Rev, Ser A3	3.96%	08/01/32	942,149
6,940,000	New York City NY Transitional Fin Auth Rev, Ser B-3	1.85%	08/01/32	5,771,150
400,000	New York City NY Transitional Fin Auth Rev Qualified Sch Constr, Ser BD G-3	5.27%	05/01/27	408,308
5,140,000	NY St Urban Dev Corp., Rev, Ser B	2.97%	03/15/34	4,509,090
				13,825,431
	Total Municipal Bonds			20,930,504
	(Cost $24,965,694)
CONVERTIBLE FOREIGN CORPORATE BONDS AND NOTES (c) — 0.0%
	Commercial Services — 0.0%
1,638,300	Worldline S.A. (EUR) (f)	(g)	07/30/26	1,695,979
	(Cost $1,627,341)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Media — 0.0%
5,520	Dynata LLC and New Insight Holdings, Inc.	89,010
	Wireless Telecommunication Services — 0.0%
59,835	Intelsat Jackson Emergence S.A. (i) (j) (o) (p)	0
	Total Common Stocks	89,010
	(Cost $2,002,850)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 2.3%
$47,475,000	U.S. Treasury Bill	(g)	10/17/24	47,179,653
16,870,000	U.S. Treasury Bill	(g)	10/29/24	16,736,296
58,160,000	U.S. Treasury Bill	(g)	11/12/24	57,596,251
	Total U.S. Treasury Bills			121,512,200
	(Cost $121,443,163)

See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Shares	Description	Value
MONEY MARKET FUNDS — 15.4%
813,626,510	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (q)	$813,626,510
	(Cost $813,626,510)

	Total Investments — 131.6%	6,947,291,184
	(Cost $7,076,081,882)
	Net Other Assets and Liabilities — (31.6)%	(1,667,753,091)
	Net Assets — 100.0%	$5,279,538,093
Forward Foreign Currency Contracts at August 31, 2024 (See Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 8/31/2024	Sale Value as of 8/31/2024	Unrealized Appreciation (Depreciation)
10/11/2024	BOFA	EUR	1,317,000	USD	1,434,070	$1,458,604	$1,434,070	$24,534
10/11/2024	BOFA	EUR	349,000	USD	382,113	386,525	382,113	4,412
10/11/2024	BOFA	EUR	845,000	USD	917,173	935,855	917,173	18,682
10/11/2024	Citi	EUR	763,000	USD	827,466	845,038	827,466	17,572
10/11/2024	Citi	EUR	781,000	USD	848,053	864,973	848,053	16,920
10/11/2024	Citi	EUR	165,000	USD	180,435	182,741	180,435	2,306
10/11/2024	Citi	EUR	404,000	USD	442,322	447,438	442,322	5,116
10/11/2024	Citi	EUR	2,592,000	USD	2,839,411	2,870,691	2,839,411	31,280
10/11/2024	Citi	EUR	1,193,000	USD	1,334,135	1,321,271	1,334,135	(12,864)
10/11/2024	GSIL	EUR	393,000	USD	427,004	435,255	427,004	8,251
10/11/2024	GSIL	EUR	741,000	USD	829,085	820,672	829,085	(8,413)
10/11/2024	BOFA	USD	541,659	EUR	495,000	541,659	548,222	(6,563)
10/11/2024	BOFA	USD	1,196,789	EUR	1,093,000	1,196,789	1,210,519	(13,730)
10/11/2024	BOFA	USD	729,784	EUR	668,000	729,784	739,823	(10,039)
10/11/2024	BOFA	USD	520,940	EUR	468,000	520,940	518,319	2,621
10/11/2024	Citi	USD	67,863,726	EUR	62,404,000	67,863,726	69,113,680	(1,249,954)
10/11/2024	Citi	USD	2,511,786	EUR	2,299,000	2,511,786	2,546,188	(34,402)
10/11/2024	Citi	USD	1,626,553	EUR	1,485,000	1,626,553	1,644,667	(18,114)
10/11/2024	Citi	USD	1,216,567	EUR	1,103,000	1,216,567	1,221,595	(5,028)
10/11/2024	GSIL	USD	341,614	EUR	308,000	341,614	341,117	497
10/11/2024	Citi	USD	4,597,225	GBP	3,587,000	4,597,225	4,712,406	(115,181)
10/11/2024	GSIL	USD	307,635	GBP	237,000	307,635	311,357	(3,722)
Net Unrealized Appreciation (Depreciation)								$(1,345,819)
Futures Contracts at August 31, 2024 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	6,417	Dec-2024	$1,331,828,303	$(897,439)

Futures Contracts Short
Euro-Bobl Futures	116	Sep-2024	$(15,088,399)	$(281,994)
Euro-Bund Futures	250	Sep-2024	(37,006,024)	(861,690)
Euro-Buxl 30 Year Bonds Futures	45	Sep-2024	(6,691,428)	(267,768)
Euro-Schatz Futures	3	Sep-2024	(352,280)	271
Long Gilt Futures	6	Dec-2024	(777,737)	5,275
U.S. 10-Year Treasury Notes	323	Dec-2024	(36,680,687)	234,323
			$(96,596,555)	$(1,171,583)
		Total	$1,235,231,748	$(2,069,022)
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Interest Rate Swap Agreements at August 31, 2024 (See Note 2E - Swap Agreements in the Notes to Financial Statements):

Counterparty	Floating Rate	Expiration Date	Notional Value	Fixed Rate	Unrealized Appreciation (Depreciation)/ Value
Citadel Securities LLC	SOFR(1)	12/20/2053	$27,661,000	3.520%(1)	$(702,525)

(1)	The Fund pays the fixed rate and receives the floating rate. At August 31, 2024, the floating rate accrued is 5.33%.

(a)	Floating or variable rate security.
(b)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2J - Mortgage Dollar Rolls in the Notes to Financial Statements).
(c)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2024, securities noted as such amounted to $943,052,721 or
17.9% of net assets.

(e)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	Zero coupon security.
(h)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(i)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
August 31, 2024, securities noted as such are valued at $10,274,991 or 0.2% of net assets.

(j)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(k)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(l)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(m)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(n)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(o)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(p)	Non-income producing security.
(q)	Rate shown reflects yield as of August 31, 2024.

See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
Abbreviations throughout the Portfolio of Investments:
BOFA	– Bank of America N.A.
Citi	– Citibank N.A.
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
GBP	– British Pound Sterling
GSIL	– Goldman Sachs International, London
LIBOR	– London Interbank Offered Rate
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
TBA	– To-Be-Announced Security
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds and Notes	$2,139,491,984	$—	$2,139,491,984	$—
U.S. Government Agency Mortgage-Backed Securities	1,916,640,876	—	1,916,640,876	—
Corporate Bonds and Notes*	656,598,521	—	656,598,521	—
Asset-Backed Securities	543,779,394	—	533,504,403	10,274,991
Mortgage-Backed Securities	406,853,342	—	406,853,342	—
Foreign Corporate Bonds and Notes*	153,388,097	—	153,388,097	—
Senior Floating-Rate Loan Interests*	75,415,707	—	75,415,707	—
Foreign Sovereign Bonds and Notes**	53,220,490	—	53,220,490	—
U.S. Government Agency Securities	44,048,570	—	44,048,570	—
Municipal Bonds***	20,930,504	—	20,930,504	—
Convertible Foreign Corporate Bonds and Notes	1,695,979	—	1,695,979	—
Common Stocks:
Media	89,010	—	89,010	—
Wireless Telecommunication Services	— ****	—	—	— ****
U.S. Treasury Bills	121,512,200	—	121,512,200	—
Money Market Funds	813,626,510	813,626,510	—	—
Total Investments	6,947,291,184	813,626,510	6,123,389,683	10,274,991
Forward Foreign Currency Contracts	132,191	—	132,191	—
Futures Contracts*****	239,869	239,869	—	—
Total	$6,947,663,244	$813,866,379	$6,123,521,874	$10,274,991

See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2024
LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(1,478,010)	$—	$(1,478,010)	$—
Futures Contracts*****	(2,308,891)	(2,308,891)	—	—
Interest Rate Swap Agreements	(702,525)	—	(702,525)	—
Total	$(4,489,426)	$(2,308,891)	$(2,180,535)	$—

*	See Portfolio of Investments for industry breakout.
**	See Portfolio of Investments for country breakout.
***	See Portfolio of Investments for state breakout.
****	Investment is valued at $0.
*****
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 21.9%
	Collateralized Mortgage Obligations — 0.0%
	Federal National Mortgage Association
$576,385	Series 2011-116, Class SA, IO, 30 Day Average SOFR ×-1+ 5.89% (a)	0.54%	11/25/41	$55,299
106,085	Series 2012-128, Class UA	2.50%	06/25/42	90,881
514,209	Series 2013-18, Class MI, IO	3.00%	02/25/33	22,876
	Government National Mortgage Association
686,624	Series 2003-110, Class S, IO, 1 Mo. CME Term SOFR ×-1+ 6.49% (a)	1.15%	10/20/33	436
792,201	Series 2018-63, Class IO, IO	4.00%	09/20/47	121,838
				291,330
	Commercial Mortgage-Backed Securities — 0.2%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
9,941,804	Series 2021-P009, Class X, IO (b)	1.44%	01/25/31	354,981
	Federal Home Loan Mortgage Corporation Multifamily PC REMIC Trust
4,095,000	Series 2019-P002, Class X, IO (c)	1.14%	07/25/33	280,107
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
158,033	Series K039, Class X3, IO (b)	3.14%	08/25/42	1,751
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
163,446	Series K037, Class X3, IO (b)	5.11%	01/25/42	18
108,056,431	Series K043, Class X1, IO (b)	0.63%	12/25/24	35,032
10,689,318	Series K044, Class X1, IO (b)	0.86%	01/25/25	11,540
20,449,223	Series K048, Class X3, IO (b)	1.54%	08/25/43	190,581
14,213,668	Series K051, Class X1, IO (b)	0.62%	09/25/25	56,090
46,915,000	Series K053, Class X3, IO (b)	1.70%	03/25/44	1,007,819
6,897,149	Series K056, Class X3, IO (b)	2.19%	06/25/44	243,482
38,206,238	Series K059, Class X3, IO (b)	1.98%	11/25/44	1,463,498
1,899,979	Series K060, Class X3, IO (b)	1.96%	12/25/44	71,548
1,693,481	Series K728, Class X3, IO (b)	2.07%	11/25/45	2,007
1,325,134	Series KC04, Class X1, IO (b)	1.40%	12/25/26	17,122
6,522,836	Series KC05, Class X1, IO (b)	1.36%	06/25/27	143,446
4,166,661	Series KLU1, Class X3, IO (b)	4.24%	01/25/31	369,969
3,505,511	Series KS06, Class X, IO (b)	1.18%	08/25/26	39,285
4,660,738	Series KS07, Class X, IO (b)	0.73%	09/25/25	28,109
61,443,707	Series Q017, Class X, IO (c)	1.23%	04/25/30	770,959
	Federal National Mortgage Association
20,852	Series 2016-M2, Class X3, IO (b) (d)	2.04%	04/25/36	1
1,021,247	Series 2016-M4, Class X2, IO (b)	2.72%	01/25/39	5,417
87,496	Series 2016-M11, Class X2, IO (b)	3.10%	07/25/39	15
6,100,000	Series 2019-M29, Class X4, IO	0.70%	03/25/29	142,680
	FREMF
195,369,538	Series 20K-1517, Class X2A, IO (e)	0.10%	07/25/35	1,314,563
	Government National Mortgage Association
90,620	Series 2011-119, Class D	3.51%	04/16/45	88,918
269,755	Series 2013-125, Class IO, IO (c)	0.24%	10/16/54	4,236
507,061	Series 2014-52, Class D (c)	3.62%	05/16/46	497,269
678,849	Series 2014-125, Class IO, IO (c)	0.90%	11/16/54	19,064
				7,159,507
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities — 21.7%
	Federal Home Loan Mortgage Corporation
$20,660,116	Pool RA4528	2.50%	02/01/51	$17,780,109
13,538,483	Pool SD3246	4.00%	08/01/52	12,856,151
4,352,734	Pool SD3890	3.00%	08/01/52	3,869,500
24,363,264	Pool SD8193	2.00%	02/01/52	19,970,948
11,612,945	Pool SD8199	2.00%	03/01/52	9,518,075
6,069,861	Pool SD8204	2.00%	04/01/52	4,972,301
21,598,896	Pool SD8211	2.00%	05/01/52	17,698,148
20,694,248	Pool SD8220	3.00%	06/01/52	18,392,254
6,883,695	Pool SD8225	3.00%	07/01/52	6,111,843
16,612,299	Pool SD8244	4.00%	09/01/52	15,780,238
8,449,354	Pool SD8245	4.50%	09/01/52	8,230,533
13,152,608	Pool SD8256	4.00%	10/01/52	12,487,010
4,236,308	Pool SD8257	4.50%	10/01/52	4,126,596
13,292,565	Pool SD8265	4.00%	11/01/52	12,615,704
5,740,490	Pool SD8272	3.00%	12/01/52	5,095,961
4,495,251	Pool SD8328	4.50%	06/01/53	4,373,825
	Federal National Mortgage Association
437,288	Pool AM2974	4.10%	04/01/43	420,389
13,093,481	Pool BV3023	2.00%	02/01/52	10,733,017
3,156,014	Pool BV8515	3.00%	05/01/52	2,805,236
18,348,005	Pool CA8513	2.50%	01/01/51	15,706,044
4,066,075	Pool CB2773	2.00%	02/01/52	3,339,311
5,105,974	Pool CB4818	4.00%	10/01/52	4,845,977
7,821,157	Pool FM8658	2.50%	09/01/51	6,682,258
16,250,073	Pool FS3275	3.00%	04/01/52	14,446,851
4,624,292	Pool FS6925	2.50%	12/01/51	3,978,289
12,061,321	Pool FS7252	5.00%	11/01/53	11,978,604
4,449,175	Pool FS7577	2.50%	01/01/54	3,819,032
4,898,895	Pool MA4562	2.00%	03/01/52	4,016,562
3,754,495	Pool MA4597	2.00%	05/01/52	3,079,404
2,889,437	Pool MA4599	3.00%	05/01/52	2,568,278
4,860,281	Pool MA4732	4.00%	09/01/52	4,614,093
3,487,778	Pool MA4733	4.50%	09/01/52	3,396,417
7,083,458	Pool MA4783	4.00%	10/01/52	6,724,298
3,060,944	Pool MA4784	4.50%	10/01/52	2,980,764
18,405,011	Pool MA4840	4.50%	12/01/52	17,928,386
9,367,354	Pool MA4917	4.50%	02/01/53	9,117,343
17,812,537	Pool MA4958	4.50%	03/01/53	17,333,442
24,900,000	Pool TBA (f)	2.00%	09/15/54	20,380,620
35,775,000	Pool TBA (f)	2.50%	09/15/54	30,512,890
21,275,000	Pool TBA (f)	3.00%	09/15/54	18,877,004
23,325,000	Pool TBA (f)	3.50%	09/15/54	21,476,159
31,900,000	Pool TBA (f)	4.00%	09/15/54	30,273,693
33,450,000	Pool TBA (f)	4.50%	09/15/54	32,543,441
28,175,000	Pool TBA (f)	5.00%	09/15/54	27,976,601
22,475,000	Pool TBA (f)	5.50%	09/15/54	22,631,120
	Government National Mortgage Association
6,471,687	Pool MA8151	4.50%	07/20/52	6,350,189
6,403,752	Pool MA8427	4.50%	11/20/52	6,279,912
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$32,150,000	Pool TBA (f)	4.50%	09/15/54	$31,498,209
19,750,000	Pool TBA (f)	5.50%	09/15/54	19,882,593
37,400,000	Pool TBA (f)	5.00%	10/15/54	37,314,535
				630,390,157
	Total U.S. Government Agency Mortgage-Backed Securities			637,840,994
	(Cost $633,224,546)
MORTGAGE-BACKED SECURITIES — 19.8%
	Collateralized Mortgage Obligations — 9.7%
	Adjustable Rate Mortgage Trust
71,403	Series 2005-8, Class 3A21 (b)	5.23%	11/25/35	50,996
	Ajax Mortgage Loan Trust
4,647,974	Series 2021-C, Class A, steps up to 5.12% on 09/25/24 (e) (g)	2.12%	01/25/61	4,660,309
4,412,599	Series 2021-D, Class A, steps up to 5.00% on 02/25/25 (e) (g)	2.00%	03/25/60	4,402,326
	Alternative Loan Trust
207,037	Series 2005-16, Class A3, 1 Mo. CME Term SOFR + 0.61% (h)	5.89%	06/25/35	183,695
643,320	Series 2005-65CB, Class 2A4	5.50%	12/25/35	455,895
56,062	Series 2005-76, Class 1A1, 12 Mo. Treasury Average + 1.48% (h)	6.64%	01/25/36	52,444
253,454	Series 2006-33CB, Class 2A1	6.00%	11/25/36	136,381
824,119	Series 2007-15CB, Class A6	5.75%	07/25/37	478,169
372,046	Series 2007-OA6, Class A1B, 1 Mo. CME Term SOFR + 0.51% (h)	5.79%	06/25/37	333,476
	American Home Mortgage Assets Trust
1,044,719	Series 2006-1, Class 1A1, 1 Mo. CME Term SOFR + 0.32% (h)	5.60%	05/25/46	909,888
12,404,867	Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (h)	5.86%	02/25/47	4,437,067
2,856,518	Series 2007-2, Class A1, 1 Mo. CME Term SOFR + 0.24% (h)	5.52%	03/25/47	2,540,084
	American Home Mortgage Investment Trust
440,416	Series 2005-4, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.58% (h)	5.97%	11/25/45	400,560
	APS Resecuritization Trust
14,540,624	Series 2016-3, Class 3MZ (b) (e)	2.44%	09/27/46	7,261,715
	Banc of America Funding Trust
581,493	Series 2007-1, Class TA3A, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	01/25/37	521,738
1,767,851	Series 2007-2, Class TA4, 1 Mo. CME Term SOFR + 0.91% (h)	6.19%	03/25/37	1,610,671
	BCAP LLC Trust
263,657	Series 2007-AA3, Class 1A1A, 1 Mo. CME Term SOFR + 0.53% (h)	5.81%	04/25/37	247,665
4,338,242	Series 2012-RR8, Class 4A6 (b) (e)	2.66%	11/20/36	3,775,415
	Bear Stearns ALT-A Trust
229,975	Series 2004-8, Class M1, 1 Mo. CME Term SOFR + 1.03% (h)	6.31%	09/25/34	228,812
1,171,097	Series 2006-1, Class 21A2 (b)	4.64%	02/25/36	803,511
	Bear Stearns Mortgage Funding Trust
3,810,574	Series 2006-AR1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.42% (h)	5.81%	07/25/36	3,471,082
393,618	Series 2006-AR3, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.36% (h)	5.75%	10/25/36	354,912
5,306,930	Series 2007-AR1, Class 1A1, 1 Mo. CME Term SOFR + 0.27% (h)	5.55%	01/25/37	4,652,002
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Bear Stearns Mortgage Funding Trust (Continued)
$138,966	Series 2007-AR3, Class 1A1, 1 Mo. CME Term SOFR + 0.25% (h)	5.53%	03/25/37	$127,075
3,250,468	Series 2007-AR5, Class 2A2, 1 Mo. CME Term SOFR + 0.34% (h)	5.62%	06/25/37	2,860,065
	CIM Trust
6,823,025	Series 2020-R6, Class A1 (e)	2.25%	12/25/60	6,047,422
449,663	Series 2020-R7, Class A1A (c) (e)	2.25%	12/27/61	400,824
4,732,795	Series 2021-INV1, Class A2 (e)	2.50%	07/01/51	3,941,021
811,335	Series 2021-R3, Class A1A (e)	1.95%	06/25/57	743,361
1,214,952	Series 2021-R5, Class A1A (e)	2.00%	08/25/61	1,040,813
5,893,504	Series 2023-R1, Class A1A (e)	5.40%	04/25/62	5,896,718
5,147,857	Series 2023-R3, Class A1A (e)	4.50%	01/25/63	5,093,466
	Citigroup Mortgage Loan Trust
396,302	Series 2005-8, Class 2A4A	5.50%	09/25/35	363,241
1,029,880	Series 2009-10, Class 2A2 (e)	7.00%	12/25/35	748,994
	COLT Mortgage Loan Trust
2,264,284	Series 2021-2, Class A1 (e)	0.92%	08/25/66	1,876,184
	Connecticut Avenue Securities Trust
2,500,000	Series 2021-R03, Class 1B1, 30 Day Average SOFR + 2.75% (e) (h)	8.10%	12/25/41	2,552,902
	Credit Suisse Mortgage Trust
27,740	Series 2014-2R, Class 28A1 (b) (e)	3.00%	06/27/37	26,585
884,926	Series 2014-8R, Class 3A2 (b) (e)	5.24%	02/27/36	699,265
1,384,333	Series 2014-11R, Class 17A2, 1 Mo. CME Term SOFR + 0.26% (e) (h)	5.76%	12/27/36	1,165,761
13,215,044	Series 2020-RPL3, Class A1 (b) (e)	4.09%	03/25/60	13,171,454
6,510,002	Series 2020-RPL6, Class A1 (b) (e)	3.43%	03/25/59	6,540,247
10,611,818	Series 2021-NQM6, Class A3 (e)	1.59%	07/25/66	9,104,201
4,274,199	Series 2021-RP11, Class A1 (e)	2.25%	10/25/61	3,464,803
4,677,290	Series 2021-RPL4, Class A1 (e)	4.07%	12/27/60	4,701,380
3,069,012	Series 2022-RPL1, Class A1 (e)	4.15%	04/25/61	2,912,911
115,458	Series 2022-RPL1, Class CERT (e)	4.23%	04/25/61	100,176
2,747,110	Series 2022-RPL1, Class PT (e)	4.67%	04/25/61	2,420,332
	Deutsche Alt-A Securities Mortgage Loan Trust
5,190,314	Series 2006-AF1, Class A4, 1 Mo. CME Term SOFR + 0.71% (h)	5.99%	04/25/36	4,727,098
2,194,152	Series 2007-AR3, Class 2A5, 1 Mo. CME Term SOFR + 0.51% (h)	5.79%	06/25/37	1,873,574
	DSLA Mortgage Loan Trust
39,108	Series 2004-AR4, Class 2A1A, 1 Mo. CME Term SOFR + 0.83% (h)	6.18%	01/19/45	29,923
4,620,425	Series 2005-AR3, Class 1A, 1 Mo. CME Term SOFR + 0.63% (h)	5.98%	07/19/45	3,915,947
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
1,750,000	Series 2021-DNA6, Class M2, 30 Day Average SOFR + 1.50% (e) (h)	6.85%	10/25/41	1,757,905
2,768,606	Series 2021-HQA2, Class M2, 30 Day Average SOFR + 2.05% (e) (h)	7.40%	12/25/33	2,830,281
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation STACR REMIC Trust (Continued)
$4,770,000	Series 2022-DNA1, Class M2, 30 Day Average SOFR + 2.50% (e) (h)	7.85%	01/25/42	$4,875,274
4,000,000	Series 2022-DNA3, Class M1B, 30 Day Average SOFR + 2.90% (e) (h)	8.25%	04/25/42	4,146,864
	First Horizon Alternative Mortgage Securities Trust
18,784	Series 2004-AA4, Class A1 (b)	5.94%	10/25/34	18,444
1,303,625	Series 2005-AA4, Class 2A1 (b)	5.68%	06/25/35	1,207,118
2,222,038	Series 2007-FA1, Class A4	6.25%	03/25/37	875,024
	GCAT Trust
10,656,115	Series 2021-NQM6, Class A1 (e)	1.86%	08/25/66	9,604,770
	GreenPoint Mortgage Funding Trust
32,468	Series 2006-AR1, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.58% (h)	5.97%	02/25/36	28,702
3,508,611	Series 2006-AR6, Class A3A, 1 Mo. CME Term SOFR + 0.55% (h)	5.83%	10/25/46	3,182,200
4,706,554	Series 2007-AR1, Class 2A1A, 1 Mo. CME Term SOFR + 0.51% (h)	5.79%	03/25/47	4,313,698
447,240	Series 2007-AR2, Class 2A1, 1 Mo. CME Term SOFR + 0.51% (h)	5.79%	05/25/37	423,782
	HarborView Mortgage Loan Trust
130,315	Series 2005-9, Class 2A1A, 1 Mo. CME Term SOFR + 0.79% (h)	6.13%	06/20/35	122,714
359,090	Series 2005-9, Class 2A1C, 1 Mo. CME Term SOFR + 1.01% (h)	6.35%	06/20/35	334,134
4,936,583	Series 2007-5, Class A1A, 1 Mo. CME Term SOFR + 0.49% (h)	5.84%	09/19/37	4,193,983
586,405	Series 2007-7, Class 1A1, 1 Mo. CME Term SOFR + CSA + 2.00% (h)	7.39%	10/25/37	458,128
	Headlands Residential LLC
2,714,448	Series 2021-RPL1, Class NOTE (e)	2.49%	09/25/26	2,722,915
	HomeBanc Mortgage Trust
4,057,000	Series 2005-3, Class M4, 1 Mo. CME Term SOFR + 1.12% (h)	6.40%	07/25/35	3,995,973
	Impac CMB Trust
29,846	Series 2005-1, Class 1A1, 1 Mo. CME Term SOFR + 0.63% (h)	5.91%	04/25/35	28,488
3,809,729	Series 2005-3, Class A1, 1 Mo. CME Term SOFR + 0.59% (h)	5.87%	08/25/35	3,493,947
3,087,417	Series 2005-5, Class A1, 1 Mo. CME Term SOFR + 0.43% (h)	6.03%	08/25/35	2,888,882
2,509,439	Series 2005-8, Class 1A, 1 Mo. CME Term SOFR + 0.63% (h)	5.91%	02/25/36	2,333,179
	Impac Secured Assets Trust
4,225,730	Series 2007-1, Class A3, 1 Mo. CME Term SOFR + 0.59% (h)	5.87%	03/25/37	3,594,533
	IndyMac INDX Mortgage Loan Trust
3,041,199	Series 2006-AR2, Class 1A1B, 1 Mo. CME Term SOFR + 0.53% (h)	5.81%	04/25/46	2,703,515
122,588	Series 2007-FLX2, Class A1C, 1 Mo. CME Term SOFR + 0.49% (h)	5.77%	04/25/37	105,398
	JP Morgan Alternative Loan Trust
659,062	Series 2006-S1, Class 3A4	6.18%	03/25/36	576,178
40,411	Series 2007-S1, Class A2, 1 Mo. CME Term SOFR + 0.79% (h)	6.07%	04/25/47	38,404
	JP Morgan Mortgage Trust
4,513,148	Series 2021-5, Class A4 (e)	2.50%	08/25/51	4,033,140
	JP Morgan Resecuritization Trust
5,163,410	Series 2014-6, Class 3A2, 1 Mo. CME Term SOFR + 0.32% (e) (h)	3.83%	07/27/46	4,772,337
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Lehman Mortgage Trust
$707,163	Series 2006-1, Class 1A5	5.50%	02/25/36	$342,877
	Lehman XS Trust
43,290	Series 2005-5N, Class 3A1A, 1 Mo. CME Term SOFR + 0.41% (h)	5.69%	11/25/35	42,845
612,665	Series 2006-2N, Class 2A1, 12 Mo. Treasury Average + 2.02% (h)	7.18%	02/25/36	537,469
6,098,771	Series 2006-4N, Class A1D1, 1 Mo. CME Term SOFR + 0.77% (h)	6.05%	04/25/46	5,460,955
461,977	Series 2007-12N, Class 1A3A, 1 Mo. CME Term SOFR + CSA + 0.40% (h)	5.79%	07/25/47	442,249
5,181,288	Series 2007-16N, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.94% (h)	6.33%	09/25/47	4,759,521
	MASTR Adjustable Rate Mortgages Trust
5,061,241	Series 2006-OA2, Class 1A1, 12 Mo. Treasury Average + 0.80% (h)	5.97%	12/25/46	3,599,124
5,943,713	Series 2007-1, Class I1A, 1 Mo. CME Term SOFR + 0.50% (h)	5.78%	01/25/47	2,173,108
4,672,535	Series 2007-HF2, Class A2, 1 Mo. CME Term SOFR + CSA + 1.10% (h)	6.49%	09/25/37	1,824,241
	Merrill Lynch Mortgage Investors Trust
45,525	Series 2003-D, Class A, 1 Mo. CME Term SOFR + 0.73% (h)	6.01%	08/25/28	43,623
	New Residential Mortgage Loan Trust
8,100,000	Series 2019-RPL3, Class M1 (e)	3.25%	07/25/59	7,256,460
	Nomura Resecuritization Trust
1,502,843	Series 2014-1R, Class 1A13, 1 Mo. CME Term SOFR + 0.27% (e) (h)	1.75%	10/26/36	1,242,061
	OBX Trust
1,945,633	Series 2024-HYB1, Class A1 (b) (e)	3.59%	03/25/53	1,899,660
	Opteum Mortgage Acceptance Corp Trust
4,537,531	Series 2006-1, Class 1AC1, 1 Mo. CME Term SOFR + 0.71% (h)	5.99%	04/25/36	4,264,135
	PHH Alternative Mortgage Trust
784,051	Series 2007-2, Class 1A4, 1 Mo. CME Term SOFR + 0.71% (h)	5.99%	05/25/37	693,965
	RALI Trust
1,263,752	Series 2005-QO1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (h)	5.69%	08/25/35	944,455
1,827,092	Series 2006-QO10, Class A1, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	01/25/37	1,617,021
385,877	Series 2006-QS6, Class 1A15	6.00%	06/25/36	301,262
7,103,165	Series 2007-QA3, Class A1, 1 Mo. CME Term SOFR + 0.31% (h)	5.59%	05/25/37	6,350,380
2,486,108	Series 2007-QA3, Class A2, 1 Mo. CME Term SOFR + 0.45% (h)	5.73%	05/25/37	2,157,745
821,923	Series 2007-QH4, Class A1, 1 Mo. CME Term SOFR + CSA + 0.38% (h)	5.77%	05/25/37	751,311
3,645,565	Series 2007-QH9, Class A1 (b)	6.50%	11/25/37	3,019,242
1,899,399	Series 2007-QS9, Class A33	6.50%	07/25/37	1,553,199
	Structured Adjustable Rate Mortgage Loan Trust
8,369	Series 2005-12, Class 3A1 (b)	5.71%	06/25/35	7,215
466,008	Series 2007-4, Class 1A1, 1 Mo. CME Term SOFR + 0.59% (h)	5.87%	05/25/37	406,053
455,223	Series 2007-4, Class 1A2, 1 Mo. CME Term SOFR + 0.55% (h)	5.83%	05/25/37	400,632
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Structured Asset Mortgage Investments II Trust
$77,921	Series 2003-AR3, Class A1, 1 Mo. CME Term SOFR + 0.79% (h)	6.14%	11/19/33	$75,647
189,714	Series 2005-AR2, Class 2A1, 1 Mo. CME Term SOFR + 0.57% (h)	5.85%	05/25/45	167,772
241,175	Series 2006-AR1, Class 3A1, 1 Mo. CME Term SOFR + CSA + 0.46% (h)	5.85%	02/25/36	191,895
292,775	Series 2006-AR3, Class 12A1, 1 Mo. CME Term SOFR + 0.55% (h)	5.83%	05/25/36	233,953
362,210	Series 2006-AR4, Class 3A1, 1 Mo. CME Term SOFR + 0.49% (h)	5.77%	06/25/36	311,426
36,379	Series 2006-AR5, Class 1A1, 1 Mo. CME Term SOFR + 0.53% (h)	5.81%	05/25/36	24,125
1,454,938	Series 2006-AR6, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.38% (h)	5.77%	07/25/46	1,032,111
500,994	Series 2006-AR8, Class A1A, 1 Mo. CME Term SOFR + 0.51% (h)	5.79%	10/25/36	441,667
7,262,023	Series 2006-AR8, Class A2, 1 Mo. CME Term SOFR + 0.53% (h)	5.81%	10/25/36	5,948,557
309,381	Series 2007-AR1, Class 1A1, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	01/25/37	265,014
130,805	Series 2007-AR1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.36% (h)	5.75%	01/25/37	113,389
508,720	Series 2007-AR6, Class A1, 12 Mo. Treasury Average + 1.50% (h)	6.66%	08/25/47	421,624
	Visio Trust
7,358,000	Series 2023-1, Class B1 (e)	7.86%	03/25/58	7,483,263
	WaMu Mortgage Pass-Through Certificates Trust
4,297,990	Series 2005-AR15, Class A1A2, 1 Mo. CME Term SOFR + 0.67% (h)	5.95%	11/25/45	3,995,129
2,053,544	Series 2006-AR3, Class A1A, 12 Mo. Treasury Average + 1.00% (h)	4.04%	02/25/46	1,889,341
39,102	Series 2006-AR11, Class 1A, 12 Mo. Treasury Average + 0.96% (h)	6.12%	09/25/46	31,675
2,406,200	Series 2007-OA4, Class 1A, 12 Mo. Treasury Average + 0.77% (h)	5.93%	05/25/47	2,003,229
694,627	Series 2007-OA5, Class 1A, 12 Mo. Treasury Average + 0.75% (h)	5.91%	06/25/47	574,683
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
1,926,625	Series 2006-AR6, Class 2A, 12 Mo. Treasury Average + 0.96% (h)	3.73%	08/25/46	1,053,229
570,582	Series 2007-OC1, Class A4, 1 Mo. CME Term SOFR + 0.75% (h)	6.03%	01/25/47	511,832
	Wells Fargo Mortgage Backed Securities Trust
5,202,083	Series 2007-7, Class A1	6.00%	06/25/37	4,731,672
169,400	Series 2007-AR5, Class A1 (b)	6.43%	10/25/37	145,084
				281,911,591
	Commercial Mortgage-Backed Securities — 10.1%
	1211 Avenue of the Americas Trust
2,970,000	Series 2015-1211, Class A1A2 (e)	3.90%	08/10/35	2,898,443
2,385,000	Series 2015-1211, Class C (b) (e)	4.28%	08/10/35	2,295,280
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	245 Park Avenue Trust
$4,441,000	Series 2017-245P, Class A (e)	3.51%	06/05/37	$4,185,334
	280 Park Avenue Mortgage Trust
2,500,000	Series 2017-280P, Class B, 1 Mo. CME Term SOFR + 1.38% (e) (h)	6.71%	09/15/34	2,361,160
	BAMLL Commercial Mortgage Securities Trust
5,620,000	Series 2015-200P, Class D (b) (e)	3.72%	04/14/33	5,422,283
4,000,000	Series 2015-200P, Class F (b) (e)	3.72%	04/14/33	3,815,222
3,150,000	Series 2018-PARK, Class A (b) (e)	4.23%	08/10/38	3,017,450
2,975,000	Series 2020-BHP3, Class A, 1 Mo. CME Term SOFR + 2.01% (e) (h)	7.35%	03/15/37	2,968,543
	Banc of America Commercial Mortgage Trust
11,675,632	Series 2015-UBS7, Class XA, IO (b)	0.87%	09/15/48	53,305
	BANK
34,021,470	Series 2020-BN27, Class XA, IO (b)	1.26%	04/15/63	1,750,081
3,470,000	Series 2024-BNK47, Class C (b)	6.83%	06/15/57	3,602,397
	Bayview Commercial Asset Trust
492,112	Series 2005-4A, Class A1, 1 Mo. CME Term SOFR + 0.56% (e) (h)	5.84%	01/25/36	470,900
	BBCMS Mortgage Trust
2,445,000	Series 2020-BID, Class A, 1 Mo. CME Term SOFR + 2.25% (e) (h)	7.59%	10/15/37	2,440,643
3,000,000	Series 2020-BID, Class C, 1 Mo. CME Term SOFR + 3.75% (e) (h)	9.09%	10/15/37	2,985,030
	Benchmark Mortgage Trust
2,000,000	Series 2020-B18, Class AGNE (e)	3.76%	07/15/53	1,894,168
1,810,000	Series 2020-IG2, Class UBRD (b) (e)	3.63%	09/15/48	1,660,250
70,476,179	Series 2020-IG3, Class XA, IO (b) (e)	0.81%	09/15/48	970,475
	BFLD Mortgage Trust
3,791,000	Series 2024-VICT, Class A, 1 Mo. CME Term SOFR + 1.89% (e) (h)	7.23%	07/15/41	3,793,981
	BLOX Trust
1,570,000	Series 2021-BLOX, Class D, 1 Mo. CME Term SOFR + 1.86% (e) (h)	7.20%	09/15/26	1,425,297
	BX Commercial Mortgage Trust
3,420,000	Series 2020-VIV3, Class B (b) (e)	3.66%	03/09/44	3,095,157
4,050,000	Series 2020-VIV4, Class A (e)	2.84%	03/09/44	3,616,848
3,285,560	Series 2021-ACNT, Class C, 1 Mo. CME Term SOFR + CSA + 1.50% (e) (h)	6.95%	11/15/38	3,235,093
2,462,000	Series 2021-VOLT, Class E, 1 Mo. CME Term SOFR + 2.11% (e) (h)	7.45%	09/15/36	2,423,185
2,199,713	Series 2021-XL2, Class B, 1 Mo. CME Term SOFR + 1.11% (e) (h)	6.45%	10/15/38	2,165,361
2,811,409	Series 2021-XL2, Class J, 1 Mo. CME Term SOFR + CSA + 3.89% (e) (h)	9.34%	10/15/38	2,730,140
2,845,000	Series 2022-AHP, Class AS, 1 Mo. CME Term SOFR + 1.49% (e) (h)	6.83%	01/17/39	2,793,868
	BX Trust
2,800,000	Series 2019-OC11, Class A (e)	3.20%	12/09/41	2,576,582
2,261,716	Series 2021-LBA, Class CV, 1 Mo. CME Term SOFR + 1.46% (e) (h)	6.80%	02/15/36	2,219,211
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	BX Trust (Continued)
$4,146,216	Series 2021-LBA, Class DV, 1 Mo. CME Term SOFR + 1.71% (e) (h)	7.05%	02/15/36	$4,040,903
2,028,478	Series 2021-RISE, Class D, 1 Mo. CME Term SOFR + 1.86% (e) (h)	7.20%	11/15/36	1,985,813
2,250,000	Series 2021-VIEW, Class A, 1 Mo. CME Term SOFR + 1.39% (e) (h)	6.73%	06/15/36	2,188,424
1,500,000	Series 2022-VAMF, Class E, 1 Mo. CME Term SOFR + 2.70% (e) (h)	8.04%	01/15/39	1,476,241
2,185,000	Series 2024-BIO, Class B, 1 Mo. CME Term SOFR + 1.94% (e) (h)	7.28%	02/15/41	2,167,782
4,310,000	Series 2024-BIO, Class D, 1 Mo. CME Term SOFR + 3.64% (e) (h)	8.98%	02/15/41	4,227,913
4,264,000	Series 2024-PAT, Class A, 1 Mo. CME Term SOFR + 2.09% (e) (h)	7.43%	03/15/41	4,251,927
	BXHPP Trust
6,225,000	Series 2021-FILM, Class A, 1 Mo. CME Term SOFR + 0.76% (e) (h)	6.10%	08/15/36	5,997,802
4,000,000	Series 2021-FILM, Class B, 1 Mo. CME Term SOFR + 1.01% (e) (h)	6.35%	08/15/36	3,816,564
	BXMT Ltd.
2,432,506	Series 2020-FL3, Class A, 1 Mo. CME Term SOFR + 1.51% (e) (h)	6.85%	11/15/37	2,360,675
	BXP Trust
4,080,000	Series 2017-GM, Class E (b) (e)	3.54%	06/13/39	3,671,637
3,800,000	Series 2017-GM, Class D (b) (e)	3.54%	06/13/39	3,475,748
	CAMB Commercial Mortgage Trust
2,300,000	Series 2019-LIFE, Class D, 1 Mo. CME Term SOFR + 2.05% (e) (h)	7.38%	12/15/37	2,297,223
3,050,000	Series 2019-LIFE, Class F, 1 Mo. CME Term SOFR + CSA + 2.55% (e) (h)	8.18%	12/15/37	3,037,569
	CFK Trust
2,756,000	Series 2020-MF2, Class A (e)	2.39%	03/15/39	2,491,800
	Citigroup Commercial Mortgage Trust
45,907,365	Series 2017-C4, Class XA, IO (b)	1.13%	10/12/50	1,113,102
	COMM Mortgage Trust
307,887	Series 2012-CR4, Class XA, IO (b)	1.29%	10/15/45	10
4,601,344	Series 2020-CBM, Class XCP, IO (b) (e)	0.72%	02/10/37	5,245
4,070,000	Series 2020-CX, Class B (e)	2.45%	11/10/46	3,395,110
21,254,000	Series 2020-SBX, Class X, IO (b) (e)	0.66%	01/10/38	139,785
8,651,000	Series 2024-277P, Class B (b) (e)	7.23%	08/10/44	8,957,749
	Csail Commercial Mortgage Trust
1,350,000	Series 2015-C2, Class C (b)	4.31%	06/15/57	1,166,429
	DC Office Trust
2,067,000	Series 2019-MTC, Class B (b) (e)	3.17%	09/15/45	1,694,295
	DOLP Trust
6,000,000	Series 2021-NYC, Class A (e)	2.96%	05/10/41	5,234,284
	DROP Mortgage Trust
3,280,000	Series 2021-FILE, Class B, 1 Mo. CME Term SOFR + CSA + 1.70% (e) (h)	7.15%	10/15/43	2,983,096
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Eleven Madison Trust Mortgage Trust
$8,000,000	Series 2015-11MD, Class A (b) (e)	3.67%	09/10/35	$7,764,458
	Extended Stay America Trust
3,477,001	Series 2021-ESH, Class B, 1 Mo. CME Term SOFR + 1.49% (e) (h)	6.83%	07/15/38	3,450,748
3,077,573	Series 2021-ESH, Class C, 1 Mo. CME Term SOFR + 1.81% (e) (h)	7.15%	07/15/38	3,054,963
	FREMF Mortgage Trust
2,282,949	Series 2019-KF64, Class B, 30 Day Average SOFR + 2.41% (e) (h)	7.77%	06/25/26	2,221,438
	FS Commercial Mortgage Trust
5,243,000	Series 2023-4SZN, Class D (e)	9.38%	11/10/39	5,503,365
	GS Mortgage Securities Corp Trust
2,600,000	Series 2020-UPTN, Class XA, IO (b) (e)	0.45%	02/10/37	2,411
4,230,000	Series 2023-FUN, Class B, 1 Mo. CME Term SOFR + 2.79% (e) (h)	8.13%	03/15/28	4,242,872
	GS Mortgage Securities Trust
81,799,744	Series 2016-GS4, Class XA, IO (b)	0.68%	11/10/49	757,400
	HILT Commercial Mortgage Trust
2,711,000	Series 2024-ORL, Class B, 1 Mo. CME Term SOFR + 1.94% (e) (h)	7.28%	05/15/37	2,701,495
	Hilton U.S.A. Trust
8,000,000	Series 2016-HHV, Class F (b) (e)	4.33%	11/05/38	7,564,198
	Hudson Yards Mortgage Trust
3,605,000	Series 2019-30HY, Class D (b) (e)	3.56%	07/10/39	3,096,996
3,223,000	Series 2019-55HY, Class F (b) (e)	3.04%	12/10/41	2,411,356
	JP Morgan Chase Commercial Mortgage Securities Trust
29,944,010	Series 2016-JP3, Class XA, IO (b)	1.46%	08/15/49	591,484
4,500,000	Series 2022-ACB, Class C, 30 Day Average SOFR + 2.20% (e) (h)	7.55%	03/15/39	4,386,166
1,757,303	Series 2022-NLP, Class G, 1 Mo. CME Term SOFR + 4.27% (e) (h)	9.61%	04/15/37	1,445,645
	Life Mortgage Trust
1,863,865	Series 2021-BMR, Class G, 1 Mo. CME Term SOFR + CSA + 2.95% (e) (h)	8.40%	03/15/38	1,784,210
	MF1, Ltd.
3,087,434	Series 2020-FL4, Class A, 1 Mo. CME Term SOFR + 1.81% (e) (h)	7.15%	12/15/35	3,089,324
	MHC Commercial Mortgage Trust
4,605,433	Series 2021-MHC, Class B, 1 Mo. CME Term SOFR + 1.22% (e) (h)	6.55%	04/15/38	4,565,439
	MKT Mortgage Trust
4,530,000	Series 2020-525M, Class A (e)	2.69%	02/12/40	3,812,886
	Morgan Stanley Capital I Trust
25,892,892	Series 2018-H4, Class XA, IO (b)	0.97%	12/15/51	741,026
1,050,000	Series 2018-MP, Class A (b) (e)	4.42%	07/11/40	945,623
	NRTH Mortgage Trust
4,218,000	Series 2024-PARK, Class A, 1 Mo. CME Term SOFR + 1.64% (e) (h)	6.98%	03/15/39	4,199,903
	NYC Commercial Mortgage Trust
1,670,000	Series 2021-909, Class B (e)	3.14%	04/10/43	1,180,615
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	One Bryant Park Trust
$2,800,000	Series 2019-OBP, Class A (e)	2.52%	09/15/54	$2,471,202
	One New York Plaza Trust
3,175,000	Series 2020-1NYP, Class A, 1 Mo. CME Term SOFR + 1.06% (e) (h)	6.40%	01/15/36	3,028,876
5,815,000	Series 2020-1NYP, Class AJ, 1 Mo. CME Term SOFR + 1.36% (e) (h)	6.70%	01/15/36	5,432,900
	PGA Trust
8,314,000	Series 2024-RSR2, Class A, 1 Mo. CME Term SOFR + 1.89% (e) (h)	7.23%	06/15/39	8,299,985
	SDR Commercial Mortgage Trust
3,715,000	Series 2024-DSNY, Class B, 1 Mo. CME Term SOFR + 1.74% (e) (h)	7.08%	05/15/39	3,676,274
	SFAVE Commercial Mortgage Securities Trust
545,000	Series 2015-5AVE, Class C (b) (e)	4.53%	01/05/43	414,624
	SFO Commercial Mortgage Trust
2,500,000	Series 2021-555, Class A, 1 Mo. CME Term SOFR + 1.26% (e) (h)	6.60%	05/15/38	2,356,348
	Shelter Growth CRE Issuer Ltd.
1,862,887	Series 2021-FL3, Class A, 1 Mo. CME Term SOFR + 1.19% (e) (h)	6.53%	09/15/36	1,864,456
	SLG Office Trust
2,950,000	Series 2021-OVA, Class C (e)	2.85%	07/15/41	2,456,611
	SMRT
10,120,235	Series 2022-MINI, Class F, 1 Mo. CME Term SOFR + 3.35% (e) (h)	8.69%	01/15/39	9,545,234
	SREIT Trust
1,423,000	Series 2021-MFP2, Class C, 1 Mo. CME Term SOFR + 1.49% (e) (h)	6.82%	11/15/36	1,402,364
6,337,000	Series 2021-MFP2, Class D, 1 Mo. CME Term SOFR + 1.68% (e) (h)	7.02%	11/15/36	6,218,539
	STWD Mortgage Trust
1,550,000	Series 2021-LIH, Class AS, 1 Mo. CME Term SOFR + 1.37% (e) (h)	6.71%	11/15/36	1,530,283
	STWD Trust
9,000,000	Series 2021-FLWR, Class B, 1 Mo. CME Term SOFR + 1.04% (e) (h)	6.38%	07/15/36	8,877,844
5,520,000	Series 2021-FLWR, Class C, 1 Mo. CME Term SOFR + 1.14% (e) (h)	6.48%	07/15/36	5,428,444
2,157,000	Series 2021-FLWR, Class D, 1 Mo. CME Term SOFR + 1.49% (e) (h)	6.83%	07/15/36	2,121,520
	UBS Commercial Mortgage Trust
57,128,012	Series 2017-C4, Class XA, IO (b)	1.24%	10/15/50	1,512,173
	VMC Finance LLC
779,000	Series 2021-FL4, Class B, 1 Mo. CME Term SOFR + 1.91% (e) (h)	7.26%	06/16/36	768,948
	VNDO TRUST Mortgage-Backed Securities
2,223,560	Series 2016-350P, Class D (b) (e)	4.03%	01/10/35	2,077,087
	Wells Fargo Commercial Mortgage Trust
31,397,852	Series 2016-C35, Class XA, IO (b)	2.03%	07/15/48	776,098
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Wells Fargo Commercial Mortgage Trust (Continued)
$3,975,000	Series 2019-JWDR, Class E (b) (e)	3.99%	09/15/31	$3,793,047
4,200,000	Series 2024-SVEN, Class C (b) (e)	6.53%	06/10/37	4,308,975
				292,918,666
	Total Mortgage-Backed Securities			574,830,257
	(Cost $587,564,120)
ASSET-BACKED SECURITIES (i) — 17.8%
	ABFC Trust
55,574	Series 2007-NC1, Class A2, 1 Mo. CME Term SOFR + 0.41% (e) (h)	5.69%	05/25/37	51,924
869,172	Series 2007-WMC1, Class A1A, 1 Mo. CME Term SOFR + 1.36% (h)	6.64%	06/25/37	625,408
	ACE Securities Corp. Home Equity Loan Trust
3,122,541	Series 2006-ASP6, Class A2C, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	12/25/36	1,066,960
742,976	Series 2006-HE3, Class A2C, 1 Mo. CME Term SOFR + 0.41% (h)	5.69%	06/25/36	544,585
1,963,170	Series 2007-HE1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (h)	5.69%	01/25/37	1,067,505
2,735,609	Series 2007-WM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.21% (h)	5.60%	02/25/37	1,165,277
	AFN LLC
3,314,867	Series 2019-1A, Class A1 (e)	3.78%	05/20/49	3,121,498
	AGL CLO Ltd.
3,600,000	Series 2021-12A, Class A1, 3 Mo. CME Term SOFR + 1.42% (e) (h)	6.70%	07/20/34	3,603,081
	Aimco CLO Ltd.
2,600,000	Series 2015-AA, Class BR2, 3 Mo. CME Term SOFR + 1.86% (e) (h)	7.15%	10/17/34	2,601,843
5,000,000	Series 2019-10A, Class BRR, 3 Mo. CME Term SOFR + 1.75% (e) (h)	7.03%	07/22/37	4,999,267
	Allegro CLO VI Ltd.
4,000,000	Series 2017-2A, Class B, 3 Mo. CME Term SOFR + 1.76% (e) (h)	7.05%	01/17/31	4,003,216
	Allegro CLO V-S Ltd.
9,750,000	Series 2024-2A, Class B1, 3 Mo. CME Term SOFR + 1.90% (e) (h)	7.18%	07/24/37	9,742,585
	Allegro CLO X Ltd.
5,500,000	Series 2019-1A, Class BRR, 3 Mo. CME Term SOFR + 1.60% (e) (h)	6.73%	04/20/32	5,500,000
	Ameriquest Mortgage Securities, Inc., Asset Backed Pass-Through Certificates
222,733	Series 2002-AR1, Class M1, 1 Mo. CME Term SOFR + 1.18% (h)	3.37%	09/25/32	218,912
	AMMC CLO Ltd.
2,500,000	Series 2021-24A, Class B, 3 Mo. CME Term SOFR + 2.01% (e) (h)	7.29%	01/20/35	2,501,846
4,115,000	Series 2024-28A, Class A1A, 3 Mo. CME Term SOFR + 1.55% (e) (h)	6.88%	07/20/37	4,123,014
	AMSR Trust
5,280,000	Series 2020-SFR4, Class G2 (e)	4.87%	11/17/37	5,161,593
7,300,000	Series 2021-SFR2, Class F2 (e)	3.67%	08/17/38	6,847,353
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	Apidos CLO XXXVII
$1,625,000	Series 2021-37A, Class B, 3 Mo. CME Term SOFR + 1.86% (e) (h)	7.14%	10/22/34	$1,626,206
	Ares LXII CLO Ltd.
2,000,000	Series 2021-62A, Class B, 3 Mo. CME Term SOFR + CSA + 1.65% (e) (h)	7.20%	01/25/34	2,001,181
	Argent Securities Trust
1,204,753	Series 2006-W2, Class A2B, 1 Mo. CME Term SOFR + 0.49% (h)	5.77%	03/25/36	663,891
	Argent Securities, Inc., Asset-Backed Pass-Through Certificates
77,888	Series 2005-W3, Class M1, 1 Mo. CME Term SOFR + 0.77% (h)	6.05%	11/25/35	75,552
2,200,000	Series 2005-W3, Class M2, 1 Mo. CME Term SOFR + CSA + 0.69% (h)	6.08%	11/25/35	1,910,554
	Avis Budget Rental Car Funding AESOP LLC
5,030,000	Series 2024-1A, Class A (e)	5.36%	06/20/30	5,140,371
	BCMSC Trust
2,369,065	Series 2000-A, Class A5	8.32%	06/15/30	243,157
	Bear Mountain Park CLO Ltd.
6,605,000	Series 2022-1A, Class BR, 3 Mo. CME Term SOFR + 1.75% (e) (h)	7.05%	07/15/37	6,603,967
	BlueMountain CLO Ltd.
4,500,000	Series 2018-22A, Class A2, 3 Mo. CME Term SOFR + 1.66% (e) (h)	6.96%	07/15/31	4,512,095
2,500,000	Series 2021-31A, Class B, 3 Mo. CME Term SOFR + 1.96% (e) (h)	7.24%	04/19/34	2,501,833
	BlueMountain Fuji U.S. CLO II Ltd.
4,500,000	Series 2017-2A, Class A2, 3 Mo. CME Term SOFR + 1.86% (e) (h)	7.14%	10/20/30	4,502,630
	BNC Mortgage Loan Trust
681,843	Series 2006-2, Class A4, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	11/25/36	658,294
	CAL Funding IV Ltd.
2,777,735	Series 2020-1A, Class A (e)	2.22%	09/25/45	2,577,709
	Carvana Auto Receivables Trust
5,450	Series 2020-P1, Class R (e)	(j)	09/08/27	462,466
2,800	Series 2021-P4, Class R (e)	(j)	09/11/28	576,436
19,300	Series 2022-N1, Class R (e)	(j)	12/11/28	1,362,605
17,100	Series 2022-P2, Class R (e)	(j)	05/10/29	2,422,797
9,800	Series 2023-N3, Class R (e)	(j)	09/10/30	2,842,785
102,500,828	Series 2023-N3, Class XS, IO (e)	(j)	09/10/30	1,622,691
8,700	Series 2023-P3, Class R (e)	(j)	08/12/30	1,556,148
	C-BASS Mortgage Loan Trust
4,589,009	Series 2007-CB3, Class A1 (g)	3.30%	03/25/37	1,635,087
1,653,184	Series 2007-CB3, Class A4, steps up to 6.47% after Redemption (g)	3.30%	03/25/37	588,764
6,048,409	Series 2007-CB3, Class A5 (g)	3.30%	03/25/37	2,154,830
	C-BASS TRUST
2,546,696	Series 2007-CB1, Class AF2, steps up to 6.22% after Redemption Date (g)	3.19%	01/25/37	735,189
2,522,591	Series 2007-CB1, Class AF3, steps up to 6.24% after Redemption Date (g)	3.19%	01/25/37	728,198
	Chase Auto Owner Trust
10,000	Series 2022-AA, Class R1 (e)	(j)	06/25/30	803,249
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	CIM Trust
$2,768,413	Series 2021-NR1, Class A1, steps up to 5.00% on 02/25/25 (e) (g)	5.57%	07/25/55	$2,756,007
5,316,480	Series 2023-NR1, Class A1, steps up to 9.00% on 01/01/26 (e) (g)	6.00%	06/25/62	5,370,039
	CIT Education Loan Trust
1,729,351	Series 2005-1, Class A4, 90 Day Average SOFR + 0.42% (h)	5.77%	12/15/33	1,674,559
	Citigroup Mortgage Loan Trust
2,577,632	Series 2006-HE3, Class A2B, 1 Mo. CME Term SOFR + 0.31% (h)	5.59%	12/25/36	1,744,541
	Citigroup Mortgage Loan Trust, Inc.
167,216	Series 2007-WFH3, Class M1, 1 Mo. CME Term SOFR + 0.50% (h)	5.78%	06/25/37	166,007
	CLI Funding VI LLC
1,017,216	Series 2020-1A, Class A (e)	2.08%	09/18/45	936,575
3,784,000	Series 2020-3A, Class A (e)	2.07%	10/18/45	3,499,225
	Clover CLO LLC
8,000,000	Series 2018-1A, Class B1RR, 3 Mo. CME Term SOFR + 1.95% (e) (h)	7.27%	04/20/37	8,009,981
	Cologix Data Centers US Issuer LLC
1,960,000	Series 2021-1A, Class A2 (e)	3.30%	12/26/51	1,853,902
	Conseco Finance Corp.
1,213,370	Series 1999-3, Class A8	7.06%	02/01/31	1,084,606
	CoreVest American Finance Trust
569,763	Series 2020-1, Class XA, IO (b) (e)	2.62%	03/15/50	23,372
1,640,000	Series 2020-4, Class B (e)	1.71%	12/15/52	1,552,795
	Credit-Based Asset Servicing & Securitization LLC
496,365	Series 2006-MH1, Class B1 (e) (g)	6.75%	10/25/36	491,752
	CWABS Asset-Backed Certificates Trust
1,950,000	Series 2005-17, Class MV2, 1 Mo. CME Term SOFR + 0.83% (h)	6.11%	05/25/36	1,850,671
	CWABS Inc Asset-backed Certificates
9,001,672	Series 2007-12, Class 2A4, 1 Mo. CME Term SOFR + 1.46% (h)	6.74%	08/25/47	8,404,643
	DataBank Issuer
2,245,000	Series 2021-1A, Class A2 (e)	2.06%	02/27/51	2,118,473
	Dryden CLO Ltd.
625,000	Series 2019-72A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (e) (h)	7.03%	05/15/32	626,582
	ECMC Group Student Loan Trust
920,123	Series 2021-1A, Class A1B, 30 Day Average SOFR + 0.68% (e) (h)	6.03%	11/25/70	911,181
	Elmwood CLO VI Ltd.
3,850,000	Series 2020-3A, Class BRR, 3 Mo. CME Term SOFR + 1.70% (e) (h)	7.04%	07/18/37	3,844,184
	First Franklin Mortgage Loan Trust
6,881,200	Series 2006-FF7, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.48% (h)	5.87%	05/25/36	5,837,010
11,075,000	Series 2006-FF9, Class 2A4, 1 Mo. CME Term SOFR + 0.61% (h)	5.89%	06/25/36	9,973,855
	FirstKey Homes Trust
4,760,000	Series 2020-SFR1, Class B (e)	1.74%	08/17/37	4,594,884
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	FirstKey Homes Trust (Continued)
$6,025,000	Series 2020-SFR1, Class F2 (e)	4.28%	08/17/37	$5,887,191
2,420,000	Series 2020-SFR2, Class F1 (e)	3.02%	10/19/37	2,339,763
	Flatiron CLO Ltd.
1,000,000	Series 2021-1A, Class B, 3 Mo. CME Term SOFR + 1.86% (e) (h)	7.14%	07/19/34	1,000,736
	Fremont Home Loan Trust
2,503,617	Series 2005-A, Class M4, 1 Mo. CME Term SOFR + 1.13% (h)	6.41%	01/25/35	2,217,438
4,330	Series 2005-D, Class 2A4, 1 Mo. CME Term SOFR + 0.79% (h)	6.07%	11/25/35	4,306
	GCI Funding I LLC
2,235,455	Series 2021-1, Class A (e)	2.38%	06/18/46	2,028,952
	GLS Auto Receivables Issuer Trust
5,490,000	Series 2024-2A, Class D (e)	6.19%	02/15/30	5,640,031
	GLS Auto Select Receivables Trust
4,950,000	Series 2023-2A, Class D (e)	8.22%	02/18/31	5,418,540
	GoldenTree Loan Management U.S. CLO Ltd.
1,575,000	Series 2024-20A, Class B, 3 Mo. CME Term SOFR + 1.80% (e) (h)	7.13%	07/20/37	1,577,560
	Golub Capital Partners CLO 42M-R
3,500,000	Series 2019-42RA, Class A2R, 3 Mo. CME Term SOFR + 2.75% (e) (h)	8.07%	01/20/36	3,551,819
	Golub Capital Partners CLO 66B Ltd.
2,500,000	Series 2023-66A, Class AJ, 3 Mo. CME Term SOFR + 2.20% (e) (h)	7.48%	04/25/36	2,512,559
	GoodLeap Sustainable Home Solutions Trust
4,151,512	Series 2023-1GS, Class A (e)	5.52%	02/22/55	4,102,284
	GSAA Home Equity Trust
3,455,000	Series 2005-4, Class M2, 1 Mo. CME Term SOFR + 1.16% (h)	6.44%	03/25/35	3,329,126
125,932	Series 2007-8, Class A3, 1 Mo. CME Term SOFR + 1.01% (h)	6.29%	08/25/37	120,992
	GSAMP Trust
608,839	Series 2006-HE4, Class A2D, 1 Mo. CME Term SOFR + 0.63% (h)	5.91%	06/25/36	586,562
1,434,492	Series 2007-FM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.14% (h)	5.53%	01/25/37	839,508
	Hertz Vehicle Financing III LLC
2,500,000	Series 2023-1A, Class C (e)	6.91%	06/25/27	2,520,558
	Hertz Vehicle Financing III LP
6,500,000	Series 2021-2A, Class C (e)	2.52%	12/27/27	6,018,018
	Hotwire Funding LLC
1,500,000	Series 2024-1A, Class A2 (e)	5.89%	06/20/54	1,547,147
5,000,000	Series 2024-1A, Class C (e)	9.19%	06/20/54	5,209,796
	HPS Loan Management Ltd.
3,244,911	Series 2021-16A, Class B, 3 Mo. CME Term SOFR + 1.96% (e) (h)	7.24%	01/23/35	3,249,753
	HSI Asset Securitization Corp Trust
5,003,232	Series 2007-OPT1, Class 1A, 1 Mo. CME Term SOFR + 0.25% (h)	5.53%	12/25/36	4,291,422
	J.G. Wentworth XXXVIII LLC
2,735,293	Series 2017-1A, Class B (e)	5.43%	08/15/62	2,584,560
	JP Morgan Mortgage Acquisition Trust
573,655	Series 2006-CH2, Class AF6, steps up to 6.04% after Redemption Date (g)	5.54%	10/25/36	348,697
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	JP Morgan Mortgage Acquisition Trust (Continued)
$564,238	Series 2006-WF1, Class A5 (g)	6.91%	07/25/36	$159,716
848,144	Series 2007-CH2, Class AF6, steps up to 6.05% after Redemption Date (g)	4.36%	01/25/37	437,985
	LAD Auto Receivables Trust
4,950,000	Series 2023-1A, Class D (e)	7.30%	06/17/30	5,100,318
	Lehman XS Trust
1,067,626	Series 2006-15, Class A4, 1 Mo. CME Term SOFR + 0.45% (h)	5.73%	10/25/36	958,181
5,453,778	Series 2006-17, Class 1A3, 1 Mo. CME Term SOFR + 0.61% (h)	5.89%	08/25/46	4,683,725
7,190,765	Series 2006-19, Class A3, 1 Mo. CME Term SOFR + 0.61% (h)	5.89%	12/25/36	6,666,484
1,732,618	Series 2007-11, Class A3, 1 Mo. CME Term SOFR + 0.63% (h)	5.91%	02/25/47	1,512,679
	Long Beach Mortgage Loan Trust
6,209,460	Series 2006-1, Class 2A3, 1 Mo. CME Term SOFR + 0.49% (h)	5.77%	02/25/36	5,260,321
2,155,512	Series 2006-8, Class 2A3, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	09/25/36	600,641
12,613,065	Series 2006-10, Class 2A3, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	11/25/36	3,922,821
6,577,670	Series 2006-10, Class 2A4, 1 Mo. CME Term SOFR + 0.55% (h)	5.83%	11/25/36	2,046,548
	Magnetite XXI Ltd
2,000,000	Series 2019-21A, Class BR, 3 Mo. CME Term SOFR + 1.61% (e) (h)	6.89%	04/20/34	2,001,985
	Mastr Asset Backed Securities Trust
3,480,509	Series 2005-NC2, Class A4, 1 Mo. CME Term SOFR + 0.81% (h)	6.09%	11/25/35	2,014,610
109,344	Series 2006-HE5, Class A3, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	11/25/36	65,215
1,526,394	Series 2006-NC2, Class A3, 1 Mo. CME Term SOFR + 0.33% (h)	5.61%	08/25/36	580,310
	Merrill Lynch First Franklin Mortgage Loan Trust
1,570,878	Series 2007-1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.28% (h)	5.67%	04/25/37	704,736
2,847,851	Series 2007-5, Class 1A, 1 Mo. CME Term SOFR + 0.96% (h)	6.24%	10/25/37	1,732,056
6,386,845	Series 2007-5, Class 2A2, 1 Mo. CME Term SOFR + 1.11% (h)	6.39%	10/25/37	5,705,786
	Merrill Lynch Mortgage Investors Trust
2,691,577	Series 2006-HE6, Class A2C, 1 Mo. CME Term SOFR + 0.57% (h)	4.07%	11/25/37	902,295
	Morgan Stanley ABS Capital I, Inc. Trust
1,745,873	Series 2006-HE8, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.10% (h)	5.49%	10/25/36	775,079
1,690,335	Series 2006-HE8, Class A2C, 1 Mo. CME Term SOFR + 0.25% (h)	5.53%	10/25/36	750,424
4,267,634	Series 2007-HE2, Class A2B, 1 Mo. CME Term SOFR + 0.20% (h)	5.48%	01/25/37	1,925,415
1,230,845	Series 2007-HE4, Class A2B, 1 Mo. CME Term SOFR + 0.29% (h)	5.57%	02/25/37	401,912
3,399,128	Series 2007-NC3, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.26% (h)	5.65%	05/25/37	2,597,316
	MVW LLC
3,640,942	Series 2024-1A, Class C (e)	6.20%	02/20/43	3,720,145
	Navient Student Loan Trust
12,555	Series 2014-1, Class A3, 30 Day Average SOFR + CSA + 0.51% (h)	5.97%	06/25/31	12,303
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	Navient Student Loan Trust (Continued)
$1,658,218	Series 2016-2A, Class A3, 30 Day Average SOFR + 1.61% (e) (h)	6.96%	06/25/65	$1,678,665
2,500,000	Series 2019-3A, Class B, 30 Day Average SOFR + CSA + 1.55% (e) (h)	7.01%	07/25/68	2,507,891
	Nelnet Student Loan Trust
2,025,000	Series 2015-3A, Class B, 30 Day Average SOFR + 1.61% (e) (h)	6.96%	06/25/54	1,988,851
	Neuberger Berman Loan Advisers CLO Ltd.
5,250,000	Series 2019-33A, Class BR, 3 Mo. CME Term SOFR + 1.86% (e) (h)	7.15%	10/16/33	5,259,206
	NovaStar Mortgage Funding Trust
439,288	Series 2007-2, Class A1A, 1 Mo. CME Term SOFR + 0.31% (h)	5.59%	09/25/37	427,373
	OCP CLO Ltd.
1,500,000	Series 2021-21A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (e) (h)	7.24%	07/20/34	1,501,286
	Octagon Investment Partners 46 Ltd.
2,100,000	Series 2020-2A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.16% (e) (h)	6.72%	07/15/36	2,101,732
	Octagon Investment Partners XVI Ltd.
4,500,000	Series 2013-1A, Class A2R, 3 Mo. CME Term SOFR + 1.66% (e) (h)	6.95%	07/17/30	4,508,730
	OHA Credit Funding Ltd.
2,000,000	Series 2019-3A, Class AR, 3 Mo. CME Term SOFR + 1.40% (e) (h)	6.68%	07/02/35	2,003,000
3,000,000	Series 2020-5A, Class B, 3 Mo. CME Term SOFR + 1.86% (e) (h)	7.14%	04/18/33	3,002,216
	Park Place Securities Inc Asset-Backed Pass-Through Certificates
3,200,000	Series 2005-WHQ4, Class M3, 1 Mo. CME Term SOFR + 0.89% (h)	6.17%	09/25/35	2,869,569
	PRET LLC
1,529,708	Series 2021-RN2, Class A1, steps up to 7.43% on 09/25/24 (e) (g)	1.74%	07/25/51	1,527,092
3,163,355	Series 2022-RN2, Class A1, steps up to 9.00% on 07/25/26 (e) (g)	5.00%	06/25/52	3,430,228
	Progress Residential Trust
5,635,000	Series 2021-SFR2, Class E2 (e)	2.65%	04/19/38	5,341,101
5,500,000	Series 2021-SFR6, Class G (e)	4.00%	07/17/38	5,107,855
6,928,000	Series 2021-SFR8, Class E1 (e)	2.38%	10/17/38	6,506,385
10,950,000	Series 2021-SFR9, Class F (e)	4.05%	11/17/40	10,007,087
3,934,165	Series 2021-SFR10, Class F (e)	4.61%	12/17/40	3,630,167
4,565,000	Series 2021-SFR11, Class F (e)	4.42%	01/17/39	4,174,638
	PRPM LLC
1,819,422	Series 2021-6, Class A1, steps up to 5.93% on 07/25/25 (e) (g)	4.79%	07/25/26	1,805,288
6,454,046	Series 2021-9, Class A1, steps up to 5.36% on 10/25/24 (e) (g)	2.36%	10/25/26	6,432,488
7,140,836	Series 2021-10, Class A1, steps up to 5.49% on 10/25/24 (e) (g)	2.49%	10/25/26	7,152,775
	Rad CLO Ltd.
6,000,000	Series 2020-7A, Class B1R, 3 Mo. CME Term SOFR + 1.90% (e) (h)	7.19%	04/17/36	6,006,638
2,350,000	Series 2023-22A, Class D, 3 Mo. CME Term SOFR + 5.00% (e) (h)	10.28%	01/20/37	2,373,526
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	RCKT Mortgage Trust
$12,450,000	Series 2024-CES6, Class A1A, steps up to 6.34% on 08/01/2028 (e) (g) (k)	5.34%	09/25/44	$12,449,757
	Regatta XI Funding Ltd.
6,100,000	Series 2018-1A, Class BR, 3 Mo. CME Term SOFR + 1.75% (e) (h)	7.05%	07/17/37	6,082,906
	Regatta XII Funding Ltd.
3,000,000	Series 2019-1A, Class BR, 3 Mo. CME Term SOFR + 1.86% (e) (h)	7.16%	10/15/32	3,004,664
	Regatta XX Funding Ltd
3,200,000	Series 2021-2A, Class A, 3 Mo. CME Term SOFR + 1.42% (e) (h)	6.72%	10/15/34	3,202,639
	Residential Asset Mortgage Products, Inc.
1,252,176	Series 2006-NC2, Class M1, 1 Mo. CME Term SOFR + 0.65% (h)	5.93%	02/25/36	1,207,617
1,290,312	Series 2006-RZ2, Class M1, 1 Mo. CME Term SOFR + 0.44% (h)	5.89%	05/25/36	1,281,028
	Residential Asset Securities Corp.
2,798	Series 2005-KS11, Class M2, 1 Mo. CME Term SOFR + 0.74% (h)	6.02%	12/25/35	2,796
	Rockford Tower CLO Ltd.
1,325,000	Series 2019-2A, Class BR, 3 Mo. CME Term SOFR + 1.91% (e) (h)	7.04%	08/20/32	1,327,699
	Sabey Data Center Issuer LLC
1,785,000	Series 2020-1, Class A2 (e)	3.81%	04/20/45	1,756,045
	Saxon Asset Securities Trust
838,411	Series 2006-1, Class M1, 1 Mo. CME Term SOFR + 0.58% (h)	5.86%	03/25/36	804,782
	Securitized Asset Backed Receivables LLC Trust
2,052,126	Series 2006-CB5, Class A3, 1 Mo. CME Term SOFR + 0.39% (h)	5.67%	06/25/36	1,374,583
	Skyline Aircraft Finance LLC
559,701	Series 2020-1, Class A (k) (l)	3.23%	05/10/38	513,750
	SLM Student Loan EDC Repackaging Trust
1,000	Series 2013-M1, Class M1R (e)	(j)	10/28/29	260,053
	SLM Student Loan Trust
1,704,437	Series 2006-2, Class B, 90 Day Average SOFR + 0.48% (h)	5.84%	01/25/41	1,606,276
6,525	Series 2006-2, Class R	(j)	01/25/41	440,619
1,557,420	Series 2007-1, Class B, 90 Day Average SOFR + 0.48% (h)	5.84%	01/27/42	1,461,355
1,375	Series 2007-4, Class R	(j)	01/25/42	159,933
831,529	Series 2007-7, Class A4, 90 Day Average SOFR + 0.59% (h)	5.95%	01/25/22	816,320
905,000	Series 2007-7, Class B, 90 Day Average SOFR + CSA + 0.75% (h)	6.37%	10/27/70	904,904
300,000	Series 2008-2, Class B, 90 Day Average SOFR + CSA + 1.20% (h)	6.82%	01/25/83	309,589
300,000	Series 2008-3, Class B, 90 Day Average SOFR + CSA + 1.20% (h)	6.82%	04/26/83	306,108
384,578	Series 2008-4, Class A4, 90 Day Average SOFR + 1.91% (h)	7.27%	07/25/22	386,161
650,000	Series 2008-5, Class B, 90 Day Average SOFR + CSA + 1.85% (h)	7.47%	07/25/73	665,015
340,000	Series 2008-6, Class B, 90 Day Average SOFR + 2.11% (h)	7.47%	07/26/83	348,870
100,000	Series 2012-7, Class B, 30 Day Average SOFR + CSA + 1.80% (h)	7.26%	09/25/43	100,301
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	Soundview Home Loan Trust
$1,840,043	Series 2007-OPT1, Class 2A3, 1 Mo. CME Term SOFR + 0.32% (h)	5.60%	06/25/37	$1,231,898
165,941	Series 2007-OPT2, Class 2A4, 1 Mo. CME Term SOFR + 0.36% (h)	5.64%	07/25/37	132,055
	Specialty Underwriting & Residential Finance Trust
2,509,633	Series 2006-AB3, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.48% (h)	5.87%	09/25/37	1,730,595
	Stack Infrastructure Issuer LLC
1,405,000	Series 2020-1A, Class A2 (e)	1.89%	08/25/45	1,355,282
	Structured Asset Securities Corp Mortgage Loan Trust
4,812,094	Series 2005-2XS, Class M1, 1 Mo. CME Term SOFR + 0.82% (h)	6.10%	02/25/35	4,430,778
803,484	Series 2006-BC3, Class A3, 1 Mo. CME Term SOFR + 0.43% (h)	5.71%	10/25/36	688,493
	Structured Receivables Finance LLC
25,794	Series 2010-B, Class A (e)	3.73%	08/15/36	25,530
	STWD Ltd.
350,909	Series 2019-FL1, Class AS, 1 Mo. CME Term SOFR + 1.51% (e) (h)	6.85%	07/15/38	347,369
	Switch ABS Issuer LLC
2,680,000	Series 2024-2A, Class A2 (e)	5.44%	06/25/54	2,678,357
	Symphony CLO XIX Ltd.
1,500,000	Series 2018-19A, Class B, 3 Mo. CME Term SOFR + 1.61% (e) (h)	6.90%	04/16/31	1,501,857
	Taco Bell Funding LLC
5,901,563	Series 2016-1A, Class A23 (e)	4.97%	05/25/46	5,883,413
	TAL Advantage VII LLC
2,110,669	Series 2020-1A, Class A (e)	2.05%	09/20/45	1,964,323
	Textainer Marine Containers Ltd.
1,368,000	Series 2021-3A, Class A (e)	1.94%	08/20/46	1,210,761
	Textainer Marine Containers VII Ltd.
1,565,739	Series 2020-2A, Class A (e)	2.10%	09/20/45	1,454,674
	TIAA CLO IV Ltd.
8,000,000	Series 2018-1A, Class A2R, 3 Mo. CME Term SOFR + 1.75% (e) (h)	7.03%	01/20/32	8,015,557
	Tricon Residential Trust
4,100,000	Series 2021-SFR1, Class F (e)	3.69%	07/17/38	3,842,844
4,250,000	Series 2024-SFR3, Class D (e)	5.25%	08/17/41	4,175,681
	Triton Container Finance VIII LLC
3,317,302	Series 2021-1A, Class A (e)	1.86%	03/20/46	2,984,290
	TRP LLC
5,088,218	Series 2021-1, Class A (e)	2.07%	06/19/51	4,716,708
	Vantage Data Centers Jersey Borrower Spv Ltd.
2,800,000	Series 2024-1A, Class A2 (GBP) (e)	6.17%	05/28/39	3,741,963
	Vantage Data Centers LLC
5,360,000	Series 2020-1A, Class A2 (e)	1.65%	09/15/45	5,148,471
	VB-S1 Issuer LLC - VBTEL
7,300,000	Series 2024-1A, Class F (e)	8.87%	05/15/54	7,595,073
	Voya CLO Ltd.
7,100,000	Series 2022-1A, Class BR, 3 Mo. CME Term SOFR +1.75% (e) (h) (m)	0.00%	04/20/35	7,108,875
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (i) (Continued)
	Wachovia Student Loan Trust
$774,546	Series 2006-1, Class B, 90 Day Average SOFR + CSA + 0.24% (e) (h)	5.86%	04/25/40	$735,679
	WaMu Asset-Backed Certificates WaMu Trust
1,519,603	Series 2007-HE2, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.25% (h)	5.64%	04/25/37	574,708
608,950	Series 2007-HE3, Class 2A3, 1 Mo. CME Term SOFR + 0.35% (h)	5.63%	05/25/37	549,474
3,981,126	Series 2007-HE3, Class 2A4, 1 Mo. CME Term SOFR + 0.40% (h)	5.68%	05/25/37	3,595,441
1,914,549	Series 2007-HE3, Class 2A5, 1 Mo. CME Term SOFR + 0.36% (h)	5.64%	05/25/37	1,727,910
	Washington Mutual Asset-Backed Certificates WMABS Trust
374,558	Series 2006-HE5, Class 1A, 1 Mo. CME Term SOFR + 0.42% (h)	4.07%	10/25/36	281,639
	Wells Fargo Home Equity Asset-Backed Securities Trust
3,000,000	Series 2007-1, Class A3, 1 Mo. CME Term SOFR + 0.75% (h)	6.03%	03/25/37	2,835,266
	Westlake Automobile Receivables Trust
5,290,000	Series 2023-1A, Class D (e)	6.79%	11/15/28	5,462,783
	Total Asset-Backed Securities			516,791,024
	(Cost $524,215,847)
CORPORATE BONDS AND NOTES (i) — 13.1%
	Aerospace/Defense — 0.2%
1,130,000	Boeing (The) Co. (e)	6.53%	05/01/34	1,197,539
2,265,000	Boeing (The) Co.	5.81%	05/01/50	2,139,575
2,250,000	TransDigm, Inc. (e)	6.75%	08/15/28	2,316,145
				5,653,259
	Agriculture — 0.1%
1,870,000	BAT Capital Corp.	4.76%	09/06/49	1,568,618
1,905,000	BAT Capital Corp.	5.65%	03/16/52	1,800,555
645,000	Reynolds American, Inc.	5.85%	08/15/45	632,255
				4,001,428
	Airlines — 0.0%
252,562	American Airlines Pass-Through Trust, Series 2014-1, Class A	3.70%	10/01/26	243,202
462,582	JetBlue Pass-Through Trust, Series 2020-1, Class A	4.00%	11/15/32	435,959
377,543	United Airlines Pass-Through Trust, Series 2013-1, Class A	4.30%	08/15/25	372,386
78,285	US Airways Pass-Through Trust, Series 2012-1, Class A	5.90%	10/01/24	78,278
				1,129,825
	Auto Manufacturers — 0.0%
850,000	Allison Transmission, Inc. (e)	3.75%	01/30/31	773,263
	Banks — 4.3%
4,665,000	Bank of America Corp. (n)	1.53%	12/06/25	4,617,271
3,580,000	Bank of America Corp. (n)	1.32%	06/19/26	3,475,144
815,000	Bank of America Corp. (n)	1.73%	07/22/27	773,369
3,490,000	Bank of America Corp. (n)	2.55%	02/04/28	3,328,707
10,215,000	Bank of America Corp. (n)	2.09%	06/14/29	9,353,844
5,123,000	Bank of America Corp. (n)	1.92%	10/24/31	4,361,741
570,000	Bank of America Corp., Series RR (n)	4.38%	(o)	550,756
500,000	Citigroup, Inc., SOFR + 0.69% (h)	6.05%	10/30/24	500,272
2,000,000	Citigroup, Inc. (n)	3.52%	10/27/28	1,939,265
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Banks (Continued)
$3,165,000	Citigroup, Inc. (n)	3.98%	03/20/30	$3,074,021
525,000	Citigroup, Inc. (n)	2.98%	11/05/30	483,460
1,615,000	Goldman Sachs Group (The), Inc., SOFR + 0.49% (h)	5.85%	10/21/24	1,615,196
18,970,000	Goldman Sachs Group (The), Inc. (n)	1.09%	12/09/26	18,067,253
14,325,000	JPMorgan Chase & Co. (n)	1.56%	12/10/25	14,172,628
750,000	JPMorgan Chase & Co. (n)	1.04%	02/04/27	712,891
2,660,000	JPMorgan Chase & Co. (n)	1.58%	04/22/27	2,531,799
2,780,000	JPMorgan Chase & Co. (n)	1.47%	09/22/27	2,611,801
160,000	JPMorgan Chase & Co. (n)	4.01%	04/23/29	157,041
5,000,000	JPMorgan Chase & Co. (n)	2.07%	06/01/29	4,576,866
1,790,000	JPMorgan Chase & Co. (n)	4.20%	07/23/29	1,768,378
595,000	JPMorgan Chase & Co., Series KK (n)	3.65%	(o)	573,166
4,772,000	Morgan Stanley (n)	2.19%	04/28/26	4,679,409
1,415,000	Morgan Stanley (n)	3.77%	01/24/29	1,381,111
5,220,000	Morgan Stanley (n)	5.16%	04/20/29	5,319,580
1,635,000	Morgan Stanley (n)	5.45%	07/20/29	1,685,667
1,170,000	PNC Financial Services Group (The), Inc. (n)	6.04%	10/28/33	1,244,968
2,580,000	PNC Financial Services Group (The), Inc. (n)	6.88%	10/20/34	2,906,517
555,000	US Bancorp (n)	3.70%	(o)	492,024
1,000,000	US Bancorp (n)	4.65%	02/01/29	1,001,345
1,255,000	US Bancorp (n)	5.85%	10/21/33	1,319,118
2,325,000	US Bancorp (n)	4.84%	02/01/34	2,286,691
440,000	US Bancorp (n)	5.84%	06/12/34	462,513
250,000	US Bancorp (n)	5.68%	01/23/35	260,164
5,965,000	Wells Fargo & Co. (n)	2.16%	02/11/26	5,884,180
5,435,000	Wells Fargo & Co. (n)	2.39%	06/02/28	5,128,180
8,890,000	Wells Fargo & Co. (n)	5.57%	07/25/29	9,183,032
2,155,000	Wells Fargo & Co. (n)	2.57%	02/11/31	1,934,243
625,000	Wells Fargo & Co. (n)	3.35%	03/02/33	562,589
385,000	Wells Fargo & Co. (n)	5.01%	04/04/51	369,166
				125,345,366
	Beverages — 0.1%
1,495,000	Triton Water Holdings, Inc. (e)	6.25%	04/01/29	1,484,184
	Biotechnology — 0.0%
320,000	Amgen, Inc.	5.65%	03/02/53	329,358
1,000,000	Illumina, Inc.	2.55%	03/23/31	856,885
				1,186,243
	Chemicals — 0.3%
475,000	International Flavors & Fragrances, Inc. (e)	1.23%	10/01/25	456,094
3,685,000	International Flavors & Fragrances, Inc. (e)	1.83%	10/15/27	3,381,649
2,895,000	International Flavors & Fragrances, Inc. (e)	2.30%	11/01/30	2,511,694
60,000	International Flavors & Fragrances, Inc. (e)	3.27%	11/15/40	44,864
395,000	International Flavors & Fragrances, Inc.	4.38%	06/01/47	324,478
855,000	International Flavors & Fragrances, Inc.	5.00%	09/26/48	769,127
235,000	International Flavors & Fragrances, Inc. (e)	3.47%	12/01/50	163,083
				7,650,989
	Commercial Services — 0.3%
279,000	Adtalem Global Education, Inc. (e)	5.50%	03/01/28	274,657
1,100,000	Block, Inc. (e)	6.50%	05/15/32	1,142,089
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Commercial Services (Continued)
$375,000	Carriage Services, Inc. (e)	4.25%	05/15/29	$346,629
1,475,000	Prime Security Services Borrower LLC / Prime Finance, Inc. (e)	3.38%	08/31/27	1,398,013
1,250,000	Rent-A-Center, Inc. (e)	6.38%	02/15/29	1,220,546
61,000	Service Corp. International	4.63%	12/15/27	59,914
1,819,000	Valvoline, Inc. (e)	3.63%	06/15/31	1,625,348
1,500,000	VT Topco, Inc. (e)	8.50%	08/15/30	1,579,551
				7,646,747
	Computers — 0.0%
448,000	NCR Corp. (e)	5.13%	04/15/29	439,677
145,000	NCR Voyix Corp. (e)	5.25%	10/01/30	141,465
				581,142
	Cosmetics/Personal Care — 0.1%
243,000	Edgewell Personal Care Co. (e)	5.50%	06/01/28	241,281
550,000	Prestige Brands, Inc. (e)	5.13%	01/15/28	542,502
1,721,000	Prestige Brands, Inc. (e)	3.75%	04/01/31	1,561,240
				2,345,023
	Diversified Financial Services — 0.3%
2,300,000	Air Lease Corp.	2.88%	01/15/26	2,238,787
1,390,000	Air Lease Corp.	2.20%	01/15/27	1,314,525
605,000	American Express Co. (n)	3.55%	(o)	567,811
1,505,000	Capital One Financial Corp. (n)	1.88%	11/02/27	1,417,143
540,000	Charles Schwab (The) Corp., Series K (n)	5.00%	(o)	521,852
1,750,000	Jane Street Group / JSG Finance, Inc. (e)	4.50%	11/15/29	1,671,649
				7,731,767
	Electric — 0.9%
3,500,000	Alliant Energy Finance LLC (e)	1.40%	03/15/26	3,303,783
2,045,000	Alliant Energy Finance LLC (e)	3.60%	03/01/32	1,834,914
365,000	Appalachian Power Co., Series X	3.30%	06/01/27	353,767
3,000,000	Arizona Public Service Co.	6.35%	12/15/32	3,258,488
2,525,000	Arizona Public Service Co.	5.70%	08/15/34	2,629,914
540,000	Duke Energy Carolinas LLC	3.55%	03/15/52	401,271
2,455,000	Duke Energy Corp. (EUR)	3.75%	04/01/31	2,719,842
600,000	Duke Energy Corp. (EUR)	3.85%	06/15/34	658,122
4,360,000	Duke Energy Progress LLC	5.10%	03/15/34	4,494,224
100,000	Evergy Metro, Inc.	4.20%	06/15/47	84,268
2,000,000	FirstEnergy Pennsylvania Electric Co. (e)	4.00%	04/15/25	1,982,568
2,165,000	Jersey Central Power & Light Co. (e)	4.30%	01/15/26	2,149,167
750,000	MidAmerican Energy Co.	3.95%	08/01/47	615,029
1,395,000	New England Power Co. (e)	5.94%	11/25/52	1,475,102
500,000	Pennsylvania Electric Co. (e)	4.15%	04/15/25	494,334
100,000	Puget Sound Energy, Inc.	4.22%	06/15/48	83,194
450,000	Southwestern Electric Power Co., Series M	4.10%	09/15/28	441,765
				26,979,752
	Electrical Components & Equipments — 0.0%
900,000	Energizer Holdings, Inc. (e)	4.38%	03/31/29	847,036
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Electronics — 0.1%
$810,000	Honeywell International, Inc. (EUR)	4.13%	11/02/34	$940,131
1,365,000	Honeywell International, Inc. (EUR)	3.75%	03/01/36	1,519,080
				2,459,211
	Engineering & Construction — 0.0%
685,000	Artera Services LLC (e)	8.50%	02/15/31	687,183
	Entertainment — 0.7%
515,000	Churchill Downs, Inc. (e)	5.50%	04/01/27	513,938
2,520,000	Everi Holdings, Inc. (e)	5.00%	07/15/29	2,499,594
590,000	Live Nation Entertainment, Inc. (e)	4.75%	10/15/27	575,173
1,580,000	Penn Entertainment, Inc. (e)	4.13%	07/01/29	1,416,222
1,000,000	Warnermedia Holdings Inc.	3.76%	03/15/27	958,233
2,360,000	Warnermedia Holdings, Inc.	4.28%	03/15/32	2,063,974
7,715,000	Warnermedia Holdings, Inc.	5.05%	03/15/42	6,186,736
7,591,000	Warnermedia Holdings, Inc.	5.14%	03/15/52	5,778,015
				19,991,885
	Environmental Control — 0.1%
200,000	Clean Harbors, Inc. (e)	4.88%	07/15/27	198,105
1,356,000	Madison IAQ LLC (e)	4.13%	06/30/28	1,291,380
				1,489,485
	Food — 0.2%
248,000	B&G Foods, Inc.	5.25%	04/01/25	247,073
1,420,000	H-Food Holdings LLC / Hearthside Finance Co., Inc. (e)	8.50%	06/01/26	120,700
300,000	Kraft Heinz Foods Co.	3.75%	04/01/30	288,834
186,000	Kraft Heinz Foods Co.	4.25%	03/01/31	183,059
286,000	Pilgrim’s Pride Corp.	4.25%	04/15/31	269,782
1,395,000	Pilgrim’s Pride Corp.	3.50%	03/01/32	1,234,649
1,407,000	Post Holdings, Inc. (e)	5.50%	12/15/29	1,385,936
387,000	Smithfield Foods, Inc. (e)	5.20%	04/01/29	385,720
				4,115,753
	Gas — 0.1%
2,925,000	Piedmont Natural Gas Co., Inc.	5.10%	02/15/35	2,921,625
	Healthcare-Products — 0.1%
1,600,000	Alcon Finance Corp. (e)	3.00%	09/23/29	1,486,151
208,000	Hologic, Inc. (e)	4.63%	02/01/28	203,330
185,000	Revvity, Inc.	2.55%	03/15/31	160,049
				1,849,530
	Healthcare-Services — 0.5%
635,000	Barnabas Health, Inc., Series 2012	4.00%	07/01/28	623,736
435,000	Catalent Pharma Solutions, Inc. (EUR) (p)	2.38%	03/01/28	469,223
400,000	Catalent Pharma Solutions, Inc. (e)	3.13%	02/15/29	390,477
1,396,000	Centene Corp.	3.00%	10/15/30	1,241,522
250,000	CommonSpirit Health	3.35%	10/01/29	236,050
1,090,000	HCA, Inc.	5.25%	04/15/25	1,089,591
365,000	HCA, Inc.	7.58%	09/15/25	373,926
380,000	HCA, Inc.	5.38%	09/01/26	382,708
360,000	HCA, Inc.	7.05%	12/01/27	383,034
2,870,000	HCA, Inc.	3.50%	09/01/30	2,676,956
4,637,000	ModivCare Escrow Issuer, Inc. (e)	5.00%	10/01/29	3,321,853
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Healthcare-Services (Continued)
$1,390,000	Prime Healthcare Services, Inc. (e)	9.38%	09/01/29	$1,402,477
1,350,000	Universal Health Services, Inc.	1.65%	09/01/26	1,268,171
				13,859,724
	Household Products/Wares — 0.0%
120,000	Central Garden & Pet Co.	4.13%	10/15/30	110,374
895,000	Central Garden & Pet Co. (e)	4.13%	04/30/31	811,833
54,000	Spectrum Brands, Inc. (e)	3.88%	03/15/31	48,012
				970,219
	Insurance — 0.3%
437,000	Acrisure LLC / Acrisure Finance, Inc. (e)	4.25%	02/15/29	409,741
564,000	Acrisure LLC / Acrisure Finance, Inc. (e)	6.00%	08/01/29	539,139
1,115,000	Athene Global Funding (e)	3.21%	03/08/27	1,063,314
1,560,000	Athene Global Funding (e)	1.99%	08/19/28	1,401,336
675,000	Athene Global Funding (e)	2.72%	01/07/29	619,052
250,000	Farmers Exchange Capital III (e) (n)	5.45%	10/15/54	219,049
465,000	Farmers Insurance Exchange (e) (n)	4.75%	11/01/57	366,499
750,000	MassMutual Global Funding II (e)	3.40%	03/08/26	739,515
965,000	Metropolitan Life Global Funding I (e)	5.15%	03/28/33	991,265
1,360,000	Nationwide Mutual Insurance Co., 3 Mo. Synthetic USD LIBOR + 2.29% (e) (h)	7.89%	12/15/24	1,358,936
50,000	Teachers Insurance & Annuity Association of America (e)	4.27%	05/15/47	42,441
220,000	Teachers Insurance & Annuity Association of America (e)	3.30%	05/15/50	156,853
1,260,000	Teachers Insurance & Annuity Association of America (e) (n)	4.38%	09/15/54	1,258,299
				9,165,439
	Internet — 0.1%
800,000	Cogent Communications Group, Inc. (e)	7.00%	06/15/27	810,507
1,250,000	Gen Digital, Inc. (e)	6.75%	09/30/27	1,281,352
1,775,000	Netflix, Inc.	5.88%	02/15/25	1,779,027
				3,870,886
	Investment Companies — 0.1%
760,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. (e)	9.75%	01/15/29	799,111
716,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.	4.38%	02/01/29	628,895
2,267,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. (e)	9.00%	06/15/30	2,295,523
				3,723,529
	Lodging — 0.1%
1,626,000	Hilton Domestic Operating Co., Inc. (e)	3.63%	02/15/32	1,458,454
	Machinery-Diversified — 0.1%
3,500,000	OT Merger Corp. (e)	7.88%	10/15/29	1,588,072
550,000	TK Elevator US Newco, Inc. (e)	5.25%	07/15/27	541,866
				2,129,938
	Media — 0.9%
2,729,000	Cable One, Inc. (e)	4.00%	11/15/30	2,097,018
210,000	CCO Holdings LLC / CCO Holdings Capital Corp. (e)	4.75%	03/01/30	191,613
1,130,000	CCO Holdings LLC / CCO Holdings Capital Corp. (e)	4.50%	08/15/30	1,008,804
1,475,000	CCO Holdings LLC / CCO Holdings Capital Corp. (e)	4.25%	02/01/31	1,281,105
346,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/25	344,942
295,000	Charter Communications Operating LLC / Charter Communications Operating Capital	2.30%	02/01/32	235,759
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Media (Continued)
$1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital	6.65%	02/01/34	$1,563,658
370,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.38%	05/01/47	308,744
325,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.75%	04/01/48	282,359
542,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.13%	07/01/49	434,615
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.80%	03/01/50	761,309
1,690,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.70%	04/01/51	1,073,677
2,820,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.90%	06/01/52	1,848,363
900,000	Cox Enterprises, Inc. (e)	7.38%	07/15/27	952,775
575,000	CSC Holdings LLC (e)	5.38%	02/01/28	442,713
380,000	CSC Holdings LLC (e)	7.50%	04/01/28	196,609
3,730,000	CSC Holdings LLC (e)	11.75%	01/31/29	3,295,947
1,008,000	CSC Holdings LLC (e)	6.50%	02/01/29	761,827
600,000	CSC Holdings LLC (e)	4.63%	12/01/30	235,190
1,032,000	Directv Financing LLC / Directv Financing Co-Obligor, Inc. (e)	5.88%	08/15/27	1,000,290
750,000	Scripps Escrow, Inc. (e)	5.88%	07/15/27	537,574
2,695,000	Sirius XM Radio, Inc. (e)	3.88%	09/01/31	2,315,183
882,000	Time Warner Cable LLC	5.88%	11/15/40	796,965
4,470,000	Time Warner Cable LLC	5.50%	09/01/41	3,872,585
1,650,000	Time Warner Cable LLC	4.50%	09/15/42	1,251,754
				27,091,378
	Oil & Gas — 0.0%
375,000	Sunoco, L.P. (e)	7.25%	05/01/32	396,884
800,000	Sunoco, L.P. / Sunoco Finance Corp.	4.50%	05/15/29	768,749
				1,165,633
	Oil & Gas Services — 0.1%
1,375,000	Archrock Partners, L.P. / Archrock Partners Finance Corp. (e)	6.63%	09/01/32	1,393,009
1,060,000	USA Compression Partners, L.P. / USA Compression Finance Corp. (e)	7.13%	03/15/29	1,089,694
				2,482,703
	Packaging & Containers — 0.2%
1,782,000	Berry Global, Inc. (e)	4.88%	07/15/26	1,767,039
295,000	Berry Global, Inc.	1.65%	01/15/27	274,899
1,500,000	Berry Global, Inc.	5.50%	04/15/28	1,523,430
1,755,000	Clearwater Paper Corp. (e)	4.75%	08/15/28	1,639,950
60,000	Sealed Air Corp. (e)	5.50%	09/15/25	59,859
				5,265,177
	Pharmaceuticals — 0.4%
810,000	Bayer US Finance II LLC (e)	2.85%	04/15/25	795,061
180,000	Bayer US Finance II LLC (e)	4.25%	12/15/25	177,973
265,000	Bayer US Finance II LLC (e)	4.63%	06/25/38	235,272
1,960,000	Bayer US Finance II LLC (e)	4.40%	07/15/44	1,574,619
400,000	Bayer US Finance II LLC (e)	4.88%	06/25/48	340,839
1,000,000	Bayer US Finance LLC (e)	6.25%	01/21/29	1,048,458
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Pharmaceuticals (Continued)
$2,490,000	Bayer US Finance LLC (e)	6.50%	11/21/33	$2,656,064
3,090,000	Bayer US Finance LLC (e)	6.88%	11/21/53	3,367,063
330,000	Cigna Group (The)	4.38%	10/15/28	328,265
400,000	Cigna Group (The)	4.90%	12/15/48	367,723
946,000	Option Care Health, Inc. (e)	4.38%	10/31/29	898,055
				11,789,392
	Pipelines — 0.3%
1,144,000	Energy Transfer, L.P.	5.00%	05/15/50	1,015,460
594,000	Energy Transfer, L.P., Series B (n)	6.63%	(o)	579,926
1,935,000	NGL Energy Operating LLC / NGL Energy Finance Corp. (e)	8.13%	02/15/29	1,980,517
800,000	NGL Energy Operating LLC / NGL Energy Finance Corp. (e)	8.38%	02/15/32	824,042
350,000	Rockies Express Pipeline LLC (e)	4.95%	07/15/29	334,806
524,000	TransMontaigne Partners, L.P. / TLP Finance Corp.	6.13%	02/15/26	515,779
951,000	Venture Global Calcasieu Pass LLC (e)	6.25%	01/15/30	989,362
520,000	Venture Global Calcasieu Pass LLC (e)	4.13%	08/15/31	482,358
1,580,000	Venture Global LNG, Inc. (e)	9.50%	02/01/29	1,781,551
				8,503,801
	Real Estate — 0.0%
463,000	Greystar Real Estate Partners LLC (e)	7.75%	09/01/30	494,110
	Real Estate Investment Trusts — 1.3%
75,000	Alexandria Real Estate Equities, Inc.	3.45%	04/30/25	74,274
1,310,000	American Assets Trust, L.P.	3.38%	02/01/31	1,114,705
1,835,000	American Homes 4 Rent, L.P.	4.30%	04/15/52	1,481,642
2,500,000	American Tower Corp.	5.25%	07/15/28	2,554,012
330,000	American Tower Corp.	2.70%	04/15/31	290,687
2,356,000	American Tower Corp.	5.55%	07/15/33	2,443,547
250,000	Boston Properties, L.P.	2.75%	10/01/26	238,241
200,000	Boston Properties, L.P.	3.40%	06/21/29	184,777
3,890,000	Crown Castle, Inc.	3.80%	02/15/28	3,781,764
534,000	Crown Castle, Inc.	2.50%	07/15/31	457,242
500,000	CubeSmart, L.P.	4.38%	02/15/29	493,793
281,000	Extra Space Storage, L.P.	3.90%	04/01/29	271,784
975,000	Extra Space Storage, L.P.	2.55%	06/01/31	839,781
1,978,000	Extra Space Storage, L.P.	2.40%	10/15/31	1,681,684
390,000	GLP Capital, L.P. / GLP Financing II, Inc.	5.38%	04/15/26	390,871
675,000	GLP Capital, L.P. / GLP Financing II, Inc.	5.75%	06/01/28	689,795
2,025,000	GLP Capital, L.P. / GLP Financing II, Inc.	4.00%	01/15/30	1,915,386
55,000	GLP Capital, L.P. / GLP Financing II, Inc.	4.00%	01/15/31	51,189
1,368,000	GLP Capital, L.P. / GLP Financing II, Inc.	3.25%	01/15/32	1,195,144
490,000	Healthcare Realty Holdings, L.P.	3.63%	01/15/28	466,404
595,000	Healthcare Realty Holdings, L.P.	3.10%	02/15/30	541,534
1,597,000	Healthcare Realty Holdings, L.P.	2.40%	03/15/30	1,377,454
190,000	Healthcare Realty Holdings, L.P.	2.05%	03/15/31	154,278
333,000	Hudson Pacific Properties, L.P.	3.95%	11/01/27	296,193
80,000	Hudson Pacific Properties, L.P.	5.95%	02/15/28	71,555
330,000	Hudson Pacific Properties, L.P.	4.65%	04/01/29	273,177
4,110,000	Hudson Pacific Properties, L.P.	3.25%	01/15/30	3,041,097
1,210,000	Invitation Homes Operating Partnership, L.P.	2.00%	08/15/31	999,559
135,000	Invitation Homes Operating Partnership, L.P.	4.15%	04/15/32	127,492
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Real Estate Investment Trusts (Continued)
$349,000	Invitation Homes Operating Partnership, L.P.	5.50%	08/15/33	$356,332
1,385,000	Invitation Homes Operating Partnership, L.P.	2.70%	01/15/34	1,134,798
163,000	Iron Mountain, Inc. (e)	5.63%	07/15/32	160,711
173,000	Kilroy Realty, L.P.	4.25%	08/15/29	161,873
400,000	Kilroy Realty, L.P.	2.50%	11/15/32	311,862
505,000	LXP Industrial Trust	2.70%	09/15/30	443,731
1,440,000	Prologis Euro Finance LLC (EUR)	4.25%	01/31/43	1,604,962
624,000	Realty Income Corp. (EUR)	4.88%	07/06/30	730,969
1,035,000	Realty Income Corp. (EUR)	5.13%	07/06/34	1,255,257
200,000	Rexford Industrial Realty, L.P.	2.15%	09/01/31	166,476
250,000	Ventas Realty, L.P.	2.65%	01/15/25	247,261
180,000	VICI Properties, L.P.	4.95%	02/15/30	179,480
268,000	VICI Properties, L.P.	5.63%	05/15/52	254,207
270,000	VICI Properties, L.P. / VICI Note Co., Inc. (e)	4.50%	01/15/28	266,346
2,026,000	VICI Properties, L.P. / VICI Note Co., Inc. (e)	4.13%	08/15/30	1,912,959
500,000	WP Carey, Inc. (EUR)	4.25%	07/23/32	564,196
				37,250,481
	Retail — 0.2%
2,899,000	Ferrellgas, L.P. / Ferrellgas Finance Corp. (e)	5.88%	04/01/29	2,720,337
1,019,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (e)	6.75%	01/15/30	917,608
788,000	FirstCash, Inc. (e)	5.63%	01/01/30	779,093
365,000	FirstCash, Inc. (e)	6.88%	03/01/32	375,426
2,170,000	Michaels (The) Cos., Inc. (e)	7.88%	05/01/29	1,292,061
				6,084,525
	Semiconductors — 0.0%
75,000	Broadcom, Inc.	3.63%	10/15/24	74,825
415,000	Intel Corp.	3.73%	12/08/47	296,384
				371,209
	Software — 0.1%
225,000	Central Parent, Inc. / CDK Global, Inc. (e)	7.25%	06/15/29	226,291
895,000	Oracle Corp.	6.50%	04/15/38	998,142
1,640,000	Oracle Corp.	4.00%	11/15/47	1,296,800
				2,521,233
	Telecommunications — 0.5%
162,000	CommScope, Inc. (e)	6.00%	03/01/26	156,128
421,000	CommScope, Inc. (e)	4.75%	09/01/29	339,957
4,236,000	Frontier Communications Holdings LLC (e)	5.88%	10/15/27	4,224,353
745,000	Frontier Communications Holdings LLC (e)	6.75%	05/01/29	719,294
240,000	Frontier Communications Holdings LLC (e)	8.63%	03/15/31	254,198
335,000	Ses Global Americas Holdings, Inc. (e)	5.30%	03/25/44	263,242
368,438	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (e)	4.74%	03/20/25	367,436
5,921,250	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (e)	5.15%	03/20/28	5,954,122
74,000	T-Mobile USA, Inc.	4.75%	02/01/28	74,320
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (i) (Continued)
	Telecommunications (Continued)
$1,000,000	T-Mobile USA, Inc.	2.63%	02/15/29	$923,078
1,660,000	Zayo Group Holdings, Inc. (e)	4.00%	03/01/27	1,450,772
				14,726,900
	Total Corporate Bonds and Notes			379,795,427
	(Cost $381,064,170)
U.S. GOVERNMENT AGENCY SECURITIES — 8.9%
25,000,000	Federal Home Loan Bank Discount Notes	(j)	11/08/24	24,759,861
75,000,000	Federal Home Loan Bank Discount Notes	(j)	01/14/25	73,658,542
130,000,000	Federal Home Loan Bank Discount Notes	(j)	01/27/25	127,454,167
35,000,000	Federal Home Loan Bank Discount Notes	(j)	03/18/25	34,134,139
	Total U.S. Government Agency Securities			260,006,709
	(Cost $259,965,428)
FOREIGN CORPORATE BONDS AND NOTES (i) — 3.9%
	Agriculture — 0.0%
1,200,000	Imperial Brands Finance PLC (e)	6.13%	07/27/27	1,242,249
	Banks — 0.5%
955,000	DNB Bank ASA (e) (n)	0.86%	09/30/25	951,517
5,465,000	HSBC Holdings PLC (n)	2.10%	06/04/26	5,337,879
3,180,000	HSBC Holdings PLC (n)	4.76%	06/09/28	3,180,637
1,005,000	Lloyds Banking Group PLC (n)	3.57%	11/07/28	971,693
2,390,000	Santander UK Group Holdings PLC (n)	1.67%	06/14/27	2,257,339
430,000	Santander UK Group Holdings PLC (n)	2.47%	01/11/28	406,482
				13,105,547
	Beverages — 0.2%
1,000,000	Anheuser-Busch InBev S.A. / N.V. (EUR) (p)	3.95%	03/22/44	1,110,982
505,000	Bacardi Ltd. (e)	2.75%	07/15/26	486,400
3,170,000	Bacardi Ltd. (e)	4.70%	05/15/28	3,152,329
1,000,000	Becle SAB de C.V. (e)	2.50%	10/14/31	823,749
1,895,000	JDE Peet’s N.V. (e)	2.25%	09/24/31	1,571,374
				7,144,834
	Building Materials — 0.0%
40,000	Ingersoll-Rand Luxembourg Finance S.A.	3.55%	11/01/24	39,877
	Chemicals — 0.0%
150,000	Axalta Coating Systems Dutch Holding B B.V. (e)	7.25%	02/15/31	159,041
700,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (e)	4.75%	06/15/27	689,504
				848,545
	Diversified Financial Services — 0.4%
2,000,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.45%	10/29/26	1,906,574
115,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.88%	01/23/28	112,052
315,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.75%	06/06/28	325,895
1,650,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/28	1,543,800
325,000	Avolon Holdings Funding Ltd. (e)	2.88%	02/15/25	320,817
5,645,000	Avolon Holdings Funding Ltd. (e)	2.53%	11/18/27	5,228,049
1,855,000	GGAM Finance Ltd. (e)	8.00%	06/15/28	1,984,043
				11,421,230
	Electric — 0.3%
700,000	Amprion GmbH (EUR) (p)	4.00%	05/21/44	767,520
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (i) (Continued)
	Electric (Continued)
$700,000	Comision Federal de Electricidad (p)	3.88%	07/26/33	$593,254
600,000	Elia Group S.A. / N.V. (EUR) (p)	3.88%	06/11/31	667,276
600,000	Elia Transmission Belgium S.A. (EUR) (p)	3.75%	01/16/36	670,985
210,820	Mong Duong Finance Holdings B.V. (p)	5.13%	05/07/29	203,070
700,000	MVM Energetika Zrt (p)	7.50%	06/09/28	741,090
2,328,000	MVM Energetika Zrt (p)	6.50%	03/13/31	2,391,936
2,435,000	TenneT Holding B.V. (EUR) (p)	4.50%	10/28/34	2,933,443
805,000	TenneT Holding B.V. (EUR) (p)	2.75%	05/17/42	786,359
				9,754,933
	Engineering & Construction — 0.0%
1,000,000	Heathrow Funding Ltd. (EUR) (p)	1.88%	03/14/34	941,023
	Entertainment — 0.0%
700,000	Banijay Entertainment SASU (e)	8.13%	05/01/29	728,648
	Environmental Control — 0.1%
1,400,000	GFL Environmental, Inc. (e)	4.00%	08/01/28	1,335,844
750,000	GFL Environmental, Inc. (e)	3.50%	09/01/28	709,835
				2,045,679
	Food — 0.3%
1,900,000	ELO SACA (EUR) (p)	6.00%	03/22/29	1,963,465
1,500,000	JBS USA Holding Lux S.A.R.L. / JBS USA Food Co. / JBS Lux Co., S.A.R.L.	5.13%	02/01/28	1,508,539
1,700,000	JBS USA Holding Lux S.A.R.L. / JBS USA Food Co. / JBS Lux Co., S.A.R.L.	3.75%	12/01/31	1,543,237
3,628,000	JBS USA Holding Lux S.A.R.L. / JBS USA Food Co. / JBS Lux Co., S.A.R.L. (e)	6.75%	03/15/34	3,979,753
				8,994,994
	Gas — 0.0%
680,000	National Gas Transmission PLC (EUR) (p)	4.25%	04/05/30	779,805
	Healthcare-Products — 0.0%
300,000	Medtronic Global Holdings S.C.A. (EUR)	3.38%	10/15/34	330,125
439,000	Medtronic Global Holdings S.C.A. (EUR)	1.75%	07/02/49	323,007
				653,132
	Healthcare-Services — 0.2%
3,058,000	Kedrion S.p.A. (e)	6.50%	09/01/29	2,882,085
1,255,000	Lonza Finance International N.V. (EUR) (p)	3.88%	04/24/36	1,398,102
				4,280,187
	Media — 0.2%
1,105,161	Tele Columbus AG, (10.00% PIK) (EUR) (e) (q)	10.00%	01/01/29	949,829
1,920,000	VZ Secured Financing B.V. (e)	5.00%	01/15/32	1,740,925
2,605,000	Ziggo BV (e)	4.88%	01/15/30	2,432,008
				5,122,762
	Mining — 0.3%
2,750,000	Corp. Nacional del Cobre de Chile (p)	5.13%	02/02/33	2,716,436
2,200,000	Corp. Nacional del Cobre de Chile (p)	5.95%	01/08/34	2,292,484
2,600,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT (p)	5.45%	05/15/30	2,630,706
				7,639,626
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (i) (Continued)
	Oil & Gas — 0.1%
$570,000	Ecopetrol S.A.	8.88%	01/13/33	$604,791
1,100,000	KazMunayGas National Co. JSC (p)	5.38%	04/24/30	1,089,138
1,400,000	KazMunayGas National Co. JSC (p)	3.50%	04/14/33	1,194,033
1,100,000	Pertamina Persero PT (e)	3.10%	08/27/30	1,004,830
170,000	Petroleos Mexicanos	6.35%	02/12/48	112,554
				4,005,346
	Packaging & Containers — 0.1%
795,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (e)	4.13%	08/15/26	686,674
1,085,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (e)	5.25%	08/15/27	653,853
1,815,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (e)	5.25%	08/15/27	1,093,774
				2,434,301
	Pharmaceuticals — 0.3%
4,225,000	1375209 BC Ltd. (e)	9.00%	01/30/28	4,114,490
435,000	Grifols S.A. (EUR) (p)	3.88%	10/15/28	452,487
2,876,000	Grifols S.A. (e)	4.75%	10/15/28	2,734,506
				7,301,483
	Pipelines — 0.1%
2,350,160	Galaxy Pipeline Assets Bidco Ltd. (e)	2.16%	03/31/34	2,072,258
400,000	QazaqGaz NC JSC (p)	4.38%	09/26/27	384,796
1,380,000	TMS Issuer S.A.R.L. (p)	5.78%	08/23/32	1,442,623
				3,899,677
	Private Equity — 0.0%
670,000	CBRE Global Investors Open-Ended Funds S.C.A. SICAV-SIF-Pan European Core Fund, Medium-Term Note (EUR) (p)	4.75%	03/27/34	779,277
	Real Estate — 0.2%
93,607	Add Hero Holdings Ltd., Series IAI, (8.50% PIK) (q)	8.50%	09/30/29	5,616
75,245	Add Hero Holdings Ltd., Series IAI, (9.00% PIK) (q)	9.00%	09/30/30	1,505
93,607	Add Hero Holdings Ltd., Series IAI, (9.80% PIK) (q)	9.80%	09/30/31	1,638
415,000	Annington Funding PLC (GBP) (p)	3.18%	07/12/29	491,423
1,230,000	Annington Funding PLC (GBP) (p)	2.31%	10/06/32	1,271,325
310,000	Annington Funding PLC (GBP) (p)	4.75%	08/09/33	379,649
400,000	Annington Funding PLC (GBP) (p)	3.69%	07/12/34	444,042
495,000	Blackstone Property Partners Europe Holdings S.A.R.L. (EUR) (p)	1.00%	05/04/28	492,912
600,000	Blackstone Property Partners Europe Holdings S.A.R.L. (EUR) (p)	1.75%	03/12/29	600,487
1,530,000	Blackstone Property Partners Europe Holdings S.A.R.L. (EUR) (p)	1.63%	04/20/30	1,481,018
148,785	China Aoyuan Group Ltd., Series IAI, steps up to 1.00% on 09/30/31 (g)	0.00%	(o)	4,092
56,065	China Aoyuan Group Ltd., Series IAI, (6.75% PIK) (q)	5.50%	09/30/31	528
200,000	China SCE Group Holdings Ltd. (p) (r)	7.00%	05/02/25	11,500
200,000	LEG Immobilien SE (EUR) (p)	1.50%	01/17/34	179,195
36,228	Sunac China Holdings Ltd., (6.00% PIK) (e) (q)	6.00%	09/30/25	4,375
36,272	Sunac China Holdings Ltd., (6.25% PIK) (e) (q)	6.25%	09/30/26	3,969
72,632	Sunac China Holdings Ltd., (6.50% PIK) (e) (q)	6.50%	09/30/27	7,263
109,080	Sunac China Holdings Ltd., (6.75% PIK) (e) (q)	6.75%	09/30/28	10,345
109,212	Sunac China Holdings Ltd., (7.00% PIK) (e) (q)	7.00%	09/30/29	9,463
51,365	Sunac China Holdings Ltd., (7.25% PIK) (e) (q)	7.25%	09/30/30	4,229
200,000	Times China Holdings Ltd. (p) (r)	6.75%	07/08/25	5,200
100,000	Vonovia SE (EUR) (p)	2.25%	04/07/30	103,756
100,000	Vonovia SE (EUR) (p)	5.00%	11/23/30	118,137
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (i) (Continued)
	Real Estate (Continued)
$800,000	Vonovia SE (EUR) (p)	0.75%	09/01/32	$700,300
415,000	Zhenro Properties Group Ltd. (p) (r)	6.63%	01/07/26	3,631
				6,335,598
	Real Estate Investment Trusts — 0.1%
1,945,000	Digital Intrepid Holding B.V. (EUR) (p)	0.63%	07/15/31	1,736,610
	Savings & Loans — 0.1%
1,520,000	Nationwide Building Society (e) (n)	2.97%	02/16/28	1,455,349
	Software — 0.2%
5,090,000	Open Text Corp. (e)	6.90%	12/01/27	5,348,857
	Telecommunications — 0.2%
1,205,000	Altice France S.A. (e)	8.13%	02/01/27	970,526
918,000	Altice France S.A. (e)	5.50%	10/15/29	638,024
200,000	C&W Senior Finance Ltd. (e)	6.88%	09/15/27	197,111
1,500,000	Global Switch Finance B.V. (EUR) (p)	1.38%	10/07/30	1,507,211
609,000	Intelsat Jackson Holdings S.A. (e)	6.50%	03/15/30	586,283
400,000	TDC Net A/S (EUR) (p)	6.50%	06/01/31	480,442
				4,379,597
	Total Foreign Corporate Bonds and Notes			112,419,166
	(Cost $111,356,910)
FOREIGN SOVEREIGN BONDS AND NOTES — 2.4%
	Brazil — 0.2%
1,400,000	Brazilian Government International Bond	6.13%	01/22/32	1,423,889
1,600,000	Brazilian Government International Bond	6.00%	10/20/33	1,606,804
3,150,000	Brazilian Government International Bond	6.13%	03/15/34	3,190,010
				6,220,703
	Colombia — 0.3%
3,450,000	Colombia Government International Bond	3.00%	01/30/30	2,927,374
1,678,000	Colombia Government International Bond	3.13%	04/15/31	1,375,182
2,800,000	Colombia Government International Bond	8.00%	04/20/33	2,982,700
				7,285,256
	Costa Rica — 0.1%
3,100,000	Costa Rica Government International Bond (p)	6.55%	04/03/34	3,277,289
	Dominican Republic — 0.2%
4,150,000	Dominican Republic International Bond (e)	4.50%	01/30/30	3,934,817
2,000,000	Dominican Republic International Bond (p)	4.50%	01/30/30	1,896,297
1,150,000	Dominican Republic International Bond (p)	4.88%	09/23/32	1,084,090
				6,915,204
	Guatemala — 0.2%
800,000	Guatemala Government Bond (p)	5.25%	08/10/29	790,600
2,100,000	Guatemala Government Bond (p)	4.90%	06/01/30	2,049,600
3,017,000	Guatemala Government Bond (p)	3.70%	10/07/33	2,574,029
400,000	Guatemala Government Bond (p)	6.60%	06/13/36	418,350
				5,832,579
	Hungary — 0.1%
2,972,000	Hungary Government International Bond (e)	2.13%	09/22/31	2,457,417
	Indonesia — 0.0%
1,000,000	Indonesia Government International Bond	4.85%	01/11/33	1,012,695
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Mexico — 0.4%
$1,024,000	Mexico Government International Bond	2.66%	05/24/31	$871,530
1,100,000	Mexico Government International Bond	4.75%	04/27/32	1,049,788
1,436,000	Mexico Government International Bond	4.88%	05/19/33	1,362,822
2,700,000	Mexico Government International Bond	3.50%	02/12/34	2,277,905
6,080,000	Mexico Government International Bond	6.35%	02/09/35	6,330,676
				11,892,721
	Oman — 0.1%
2,050,000	Oman Government International Bond (p)	5.63%	01/17/28	2,093,829
	Panama — 0.2%
2,339,000	Panama Government International Bond	3.16%	01/23/30	2,038,942
1,533,000	Panama Government International Bond	2.25%	09/29/32	1,154,589
1,794,000	Panama Government International Bond	6.40%	02/14/35	1,793,360
				4,986,891
	Paraguay — 0.2%
2,420,000	Paraguay Government International Bond (p)	4.95%	04/28/31	2,393,361
1,000,000	Paraguay Government International Bond (e)	3.85%	06/28/33	909,690
3,200,000	Paraguay Government International Bond (p)	3.85%	06/28/33	2,911,008
				6,214,059
	Romania — 0.2%
1,000,000	Romanian Government International Bond (e)	6.63%	02/17/28	1,041,776
4,060,000	Romanian Government International Bond (p)	3.00%	02/14/31	3,499,478
1,500,000	Romanian Government International Bond (p)	6.38%	01/30/34	1,548,444
				6,089,698
	South Africa — 0.2%
1,693,000	Republic of South Africa Government International Bond	4.30%	10/12/28	1,613,387
1,400,000	Republic of South Africa Government International Bond	4.85%	09/30/29	1,340,218
2,508,000	Republic of South Africa Government International Bond	5.88%	06/22/30	2,487,017
1,400,000	Republic of South Africa Government International Bond	5.88%	04/20/32	1,366,197
				6,806,819
	United Arab Emirates — 0.0%
200,000	Finance Department Government of Sharjah (e)	6.50%	11/23/32	213,393
	Total Foreign Sovereign Bonds and Notes			71,298,553
	(Cost $70,194,388)

Principal Value	Description	Rate (s)	Stated Maturity (t)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 2.4%
	Aerospace/Defense — 0.1%
1,488,174	TransDigm, Inc., Term Loan I, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	08/24/28	1,496,054
	Apartment REITs — 0.0%
225,985	Invitation Homes Operating Partnership, L.P., Term Loan A, 1 Mo. CME Term SOFR + CSA + 1.00%, 0.00% Floor	6.35%	01/31/25	224,855
	Automotive — 0.0%
628,915	First Brands Group LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 5.00%, 1.00% Floor	10.88%	03/30/27	622,626
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (s)	Stated Maturity (t)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Brokerage/Asset Managers/Exchanges — 0.1%
$1,175,000	Deerfield Dakota Holding LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 1.00% Floor	9.08%	04/09/27	$1,168,220
965,612	Jane Street Group LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.86%	01/26/28	967,543
				2,135,763
	Cable Satellite — 0.1%
492,052	Telenet Financing USD LLC, Term Loan AR, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.45%	04/28/28	479,996
993,298	Virgin Media Bristol LLC, Term Loan N, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.95%	01/31/28	961,707
				1,441,703
	Consumer Cyclical Services — 0.0%
462,996	Delivery Hero Finco LLC, Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.32%	12/12/29	464,926
190,630	Match Group Holdings II LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.24%	02/16/27	190,869
429,729	StubHub Holdco Sub LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.00% Floor	10.00%	03/15/30	429,372
				1,085,167
	Consumer Products — 0.0%
894,183	AI Aqua Merger Sub, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.84%	07/31/28	896,253
	Diversified Manufacturing — 0.0%
871,641	Alliance Laundry Systems, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.84%	08/19/31	875,297
	Electric — 0.1%
1,898,048	Calpine Corp., Term Loan B9, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.25%	04/01/26	1,898,437
395,868	Edgewater Generation LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.00% Floor	9.50%	07/26/30	399,908
194,708	Lackawanna Energy Center, Term Loan B2, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.25%	08/06/29	196,533
42,440	Lackawanna Energy Center, Term Loan C, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.25%	08/06/29	42,838
331,919	South Field Energy LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.04%	08/15/31	332,749
20,358	South Field Energy LLC, Term Loan C, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.29%	08/15/31	20,409
238,327	Vistra Operations Co. LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.25%	12/20/30	239,257
500,000	Vistra Operations Co. LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.00%	04/30/31	503,345
				3,633,476
	Environmental — 0.1%
1,145,757	Clean Harbors, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.11%	10/10/28	1,152,202
631,610	Patriot Container Corp., Term Loan, 1 Mo. CME Term SOFR + CSA + 7.75%, 1.00% Floor	10.10%	03/20/26	557,920
				1,710,122
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (s)	Stated Maturity (t)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Financial Other — 0.0%
$559,634	Trans Union LLC, Term Loan B7, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	7.25%	12/01/28	$561,094
460,467	Trans Union LLC, Term Loan B8, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.00%	06/24/31	461,215
				1,022,309
	Food and Beverage — 0.2%
270,971	City Brewing Co. LLC, Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.75% Floor	11.55%	04/05/28	257,423
650,920	City Brewing Co. LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.75% Floor	9.09%	04/05/28	553,282
1,091,263	City Brewing Co. LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 5.00%, 0.75% Floor	10.59%	04/05/28	735,238
429,009	Fiesta Purchaser, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.25%	02/12/31	432,081
1,441,435	Naked Juice LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.68%-8.69%	01/24/29	1,255,079
619,066	Naked Juice LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 6.00%, 0.50% Floor	11.43%	01/24/30	463,916
471,492	Triton Water Holdings, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.85%	03/31/28	472,027
1,103,248	United Natural Foods, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.00% Floor	10.00%	05/01/31	1,111,181
				5,280,227
	Gaming — 0.1%
1,127,821	Caesars Entertainment, Inc., Term Loan B1, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.00%	02/06/31	1,130,324
908,314	Ontario Gaming GTA, L.P., Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.58%	08/01/30	910,099
				2,040,423
	Healthcare — 0.4%
358,222	ADMI Corp., Term Loan B1, 1 Mo. CME Term SOFR + 5.75%, 0.00% Floor	11.00%	12/23/27	361,505
994,924	Bausch & Lomb Corp., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.66%	05/05/27	983,109
3,682,202	Catalent Pharma Solutions, Inc., Term Loan B3, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.50% Floor	7.43%	02/22/28	3,683,362
1,492,268	Gainwell Acquisition Corp., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.43%	10/01/27	1,361,695
1,000,000	Medline Borrower, L.P., Term Loan, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	7.50%	10/23/28	1,002,125
3,362,635	Modivcare, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	10.08%	07/01/31	3,289,078
405,609	NSM Top Holdings Corp., Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	10.59%	08/06/29	406,455
653,363	Star Parent, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.08%	09/30/23	650,726
				11,738,055
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (s)	Stated Maturity (t)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Healthcare REITs — 0.0%
$390,555	Healthpeak Op LLC, Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 0.85%, 0.00% Floor	6.27%	02/22/27	$383,720
390,555	Healthpeak Op LLC, Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 0.85%, 0.00% Floor	6.27%	08/20/27	383,720
				767,440
	Industrial Other — 0.0%
651,846	Artera Services LLC, Term Loan, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.83%	02/10/31	647,264
	Insurance — 0.2%
2,115,970	Acrisure LLC, Term Loan B1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.34%	11/06/30	2,114,786
1,483,124	Asurion LLC (fka Asurion Corp.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.61%	12/23/26	1,478,326
250,000	Asurion LLC (fka Asurion Corp.), Term Loan B4, 1 Mo. CME Term SOFR + CSA + 5.25%, 0.00% Floor	10.61%	01/22/29	231,875
798,371	Hub International Ltd., Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	8.23%-8.26%	06/20/30	799,768
433,654	Sedgwick CMS, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	8.25%	07/31/31	434,738
				5,059,493
	Leisure — 0.0%
1,315,650	Showtime Acquisition LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.00% Floor	9.85%	08/13/31	1,313,184
	Lodging — 0.0%
94,340	Hilton Domestic Operating Co., Inc., Term Loan B4, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.03%	11/08/30	94,619
	Media Entertainment — 0.0%
258,340	Magnite, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.82%-9.84%	02/06/31	260,197
18,455	Research Now Group LLC and Dynata LLC, DIP Term Loan, 3 Mo. CME Term SOFR + CSA + 5.12%, 0.00% Floor	10.38%	05/31/25	18,640
241,296	Research Now Group LLC and Dynata LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 5.00%, 0.00% Floor	10.88%	07/15/28	243,709
346,509	Research Now Group LLC and Dynata LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 5.50%, 1.00% Floor	10.88%	10/16/28	327,105
				849,651
	Midstream — 0.0%
719,277	Buckeye Partners, L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.25%	11/02/26	723,075
	Paper — 0.0%
26,861	Mativ Holdings, Inc., Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.85%	05/06/27	26,659
	Pharmaceuticals — 0.3%
1,023,916	Grifols Worldwide Operations Ltd., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.40%	11/15/27	1,009,105
7,348,337	Jazz Financing Lux S.A.R.L., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25, 0.50% Floor	7.50%	05/05/28	7,362,886
				8,371,991
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Rate (s)	Stated Maturity (t)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Restaurants — 0.1%
$2,376,241	1011778 BC ULC, Term Loan B5, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.00%	09/23/30	$2,361,948
	Retailers — 0.1%
1,383,596	Peer Holding III B.V., Term Loan B5, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.33%	06/26/31	1,389,940
	Technology — 0.4%
382,171	Boost Newco Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.75%	01/31/31	383,705
1,524,002	Boxer Parent Co., Inc., Term Loan, 1 Mo. CME Term SOFR + 5.75%, 0.00% Floor	11.01%	07/30/32	1,506,217
479,616	Boxer Parent Co., Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.01%	07/30/31	479,118
275,000	Central Parent, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.58%	07/06/29	273,041
317,769	Coherent Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.75%	07/02/29	319,358
3,026,614	EagleView Technology Corp., Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	9.10%	08/14/25	2,896,636
401,934	Indy US Holdco LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.50% Floor	10.00%	03/06/28	400,680
249,373	Iron Mountain Information Management LLC, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.34%	01/31/31	249,335
525,847	Iron Mountain, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.25%	01/31/31	525,766
1,360,662	Peraton Corp., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.00%	02/01/28	1,334,585
740,675	Realpage, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.25%	04/24/28	711,818
617,057	Renaissance Holding Corp., Term Loan, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.50%	04/30/30	617,896
369,950	Sabre GLBL, Inc., Term Loan B2, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	10.43%	06/30/28	350,342
1,917,947	Xerox Corp., Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	9.25%	11/19/29	1,909,556
				11,958,053
	Wireless — 0.1%
669,780	Altice France S.A., Term Loan B14, 3 Mo. CME Term SOFR + 5.50%, 0.00% Floor	10.80%	08/31/28	511,267
526,646	CCI Buyer, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	9.33%	12/17/27	528,292
1,569,389	SBA Senior Finance II LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.25%	01/27/31	1,573,540
				2,613,099
	Total Senior Floating-Rate Loan Interests			70,378,746
	(Cost $70,444,705)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES — 2.1%
60,688,000	U.S. Treasury Note	3.75%	08/15/27	60,623,993
	(Cost $60,597,548)
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE FOREIGN CORPORATE BONDS AND NOTES (i) — 0.0%
	Commercial Services — 0.0%
$619,200	Worldline S.A. (EUR) (p)	(j)	07/30/26	$641,000
	Real Estate — 0.0%
13,297	China Aoyuan Group Ltd., Series IAI (d)	(j)	09/30/28	326
43,695	Sunac China Holdings Ltd., (1.00% PIK) (e) (q)	1.00%	09/30/32	2,709
				3,035
	Total Convertible Foreign Corporate Bonds and Notes			644,035
	(Cost $612,120)
MUNICIPAL BONDS — 0.0%
	Colorado — 0.0%
220,000	City & Cnty of Denver Cnty Arpt Sys Rev, Ser C	2.24%	11/15/30	196,832
	(Cost $220,000)

Shares	Description	Value
COMMON STOCKS (u) — 0.0%
	Media — 0.0%
4,753	Dynata LLC and New Insight Holdings, Inc.	76,642
	Real Estate Management & Development — 0.0%
37,196	China Aoyuan Group Ltd. (HKD) (v)	697
	Wireless Telecommunication Services — 0.0%
15,769	Intelsat Jackson Emergence S.A. (d) (k) (l) (v)	0
	Total Common Stocks	77,339
	(Cost $528,597)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 11.5%
$12,500,000	U.S. Treasury Bill	(j)	09/19/24	12,470,972
77,320,000	U.S. Treasury Bill	(j)	10/17/24	76,838,984
53,585,000	U.S. Treasury Bill	(j)	10/29/24	53,160,309
76,760,000	U.S. Treasury Bill	(j)	11/12/24	76,015,961
65,625,000	U.S. Treasury Bill	(j)	11/14/24	64,970,062
50,000,000	U.S. Treasury Bill	(j)	11/21/24	49,453,035
	Total U.S. Treasury Bills			332,909,323
	(Cost $332,717,371)

Shares	Description	Value
MONEY MARKET FUNDS — 7.0%
203,610,610	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (w)	203,610,610
	(Cost $203,610,610)

	Total Investments — 110.8%	3,221,423,008
	(Cost $3,236,316,360)
	Net Other Assets and Liabilities — (10.8)%	(314,967,134)
	Net Assets — 100.0%	$2,906,455,874
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Forward Foreign Currency Contracts at August 31, 2024 (See Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 8/31/2024	Sale Value as of 8/31/2024	Unrealized Appreciation (Depreciation)
09/04/2024	BOFA	EUR	207,158	USD	229,436	$229,034	$229,436	$(402)
10/11/2024	BOFA	EUR	310,000	USD	337,556	343,331	337,556	5,775
10/11/2024	BOFA	EUR	176,000	USD	192,699	194,924	192,699	2,225
10/11/2024	Citi	EUR	927,000	USD	1,006,520	1,026,671	1,006,520	20,151
10/11/2024	Citi	EUR	436,000	USD	472,837	482,878	472,837	10,041
10/11/2024	Citi	EUR	266,000	USD	288,837	294,600	288,837	5,763
10/11/2024	Citi	EUR	83,000	USD	90,764	91,924	90,764	1,160
10/11/2024	Citi	EUR	208,000	USD	227,730	230,364	227,730	2,634
10/11/2024	Citi	EUR	933,000	USD	1,022,056	1,033,316	1,022,056	11,260
10/11/2024	GSIL	EUR	197,000	USD	214,045	218,181	214,045	4,136
10/11/2024	BOFA	USD	758,323	EUR	693,000	758,323	767,512	(9,189)
10/11/2024	BOFA	USD	320,100	EUR	293,000	320,100	324,503	(4,403)
10/11/2024	BOFA	USD	549,864	EUR	505,000	549,864	559,297	(9,433)
10/11/2024	BOFA	USD	681,373	EUR	609,000	681,373	674,480	6,893
10/11/2024	BOFA	USD	17,810	EUR	16,000	17,810	17,720	90
10/11/2024	BOFA	USD	229,647	EUR	207,000	229,647	229,257	390
10/11/2024	Citi	USD	31,192,476	EUR	28,683,000	31,192,476	31,766,997	(574,521)
10/11/2024	Citi	USD	839,083	EUR	768,000	839,083	850,575	(11,492)
10/11/2024	Citi	USD	1,245,157	EUR	1,132,000	1,245,157	1,253,713	(8,556)
10/11/2024	GSIL	USD	341,613	EUR	308,000	341,613	341,116	497
10/11/2024	GSIL	USD	5,297,866	GBP	4,134,000	5,297,866	5,431,025	(133,159)
10/11/2024	GSIL	USD	872,282	GBP	672,000	872,282	882,837	(10,555)
Net Unrealized Appreciation (Depreciation)								$(690,695)
Futures Contracts at August 31, 2024 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	2,241	Dec-2024	$465,112,549	$(324,039)
U.S. 5-Year Treasury Notes	5,589	Dec-2024	611,427,870	(823,337)
			$1,076,540,419	$(1,147,376)

Futures Contracts Short
Euro-Bobl Futures	67	Sep-2024	$(8,714,851)	$(142,811)
Euro-Bund Futures	120	Sep-2024	(17,762,892)	(442,991)
Euro-Bund Futures	2	Dec-2024	(294,921)	(69)
Euro-Buxl 30 Year Bonds Futures	19	Sep-2024	(2,825,269)	(82,121)
Euro-Schatz Futures	4	Sep-2024	(469,706)	(4,363)
Long Gilt Futures	23	Dec-2024	(2,981,325)	20,221
Ultra 10-Year U.S. Treasury Notes	1,548	Dec-2024	(181,793,250)	1,549,363
Ultra U.S. Treasury Bond Futures	796	Dec-2024	(105,022,250)	1,675,609
			$(319,864,464)	$2,572,838
		Total	$756,675,955	$1,425,462
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
Interest Rate Swap Agreements at August 31, 2024 (See Note 2E - Swap Agreements in the Notes to Financial Statements):

Counterparty	Floating Rate	Expiration Date	Notional Value	Fixed Rate	Unrealized Appreciation (Depreciation)/ Value
Citadel Securities LLC	SOFR(1)	12/20/2053	$3,279,000	3.520%(1)	$(83,279)

(1)	The Fund pays the fixed rate and receives the floating rate. At August 31, 2024, the floating rate accrued is 5.33%.

(a)	Inverse floating rate security.
(b)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(c)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(e)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2024, securities noted as such amounted to $1,003,422,414 or 34.5% of net assets.

(f)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2J - Mortgage Dollar Rolls in the Notes to Financial Statements).
(g)	Step-up security. A security where the coupon increases or steps up at a predetermined date. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.
(h)	Floating or variable rate security.
(i)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(j)	Zero coupon security.
(k)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
August 31, 2024, securities noted as such are valued at $12,963,507 or 0.4% of net assets.

(l)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(m)	When-issued security. The interest rate shown reflects the rate in effect at August 31, 2024. Interest will begin accruing on the security’s first settlement date.
(n)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(o)	Perpetual maturity.
(p)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(q)	The issuer will pay interest in cash and/or in PIK interest.
(r)	This issuer is in default.
(s)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(t)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(u)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024
(v)	Non-income producing security.
(w)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
BOFA	– Bank of America N.A.
Citi	– Citibank N.A.
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
GBP	– British Pound Sterling
GSIL	– Goldman Sachs International, London
HKD	– Hong Kong Dollar
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
LIBOR	– London Interbank Offered Rate
PIK	– Payment-in-kind
REITs	– Real Estate Investment Trusts
REMIC	– Real Estate Mortgage Investment Conduit
SDR	– Swedish Depositary Receipt
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
TBA	– To-Be-Announced Security
USD	– United States Dollar
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$637,840,994	$—	$637,840,994	$—
Mortgage-Backed Securities	574,830,257	—	574,830,257	—
Asset-Backed Securities	516,791,024	—	516,277,274	513,750
Corporate Bonds and Notes*	379,795,427	—	379,795,427	—
U.S. Government Agency Securities	260,006,709	—	260,006,709	—
Foreign Corporate Bonds and Notes*	112,419,166	—	112,419,166	—
Foreign Sovereign Bonds and Notes**	71,298,553	—	71,298,553	—
Senior Floating-Rate Loan Interests*	70,378,746	—	70,378,746	—
U.S. Government Bonds and Notes	60,623,993	—	60,623,993	—
Convertible Foreign Corporate Bonds and Notes*	644,035	—	644,035	—
Municipal Bonds***	196,832	—	196,832	—
Common Stocks:
Media	76,642	—	76,642	—
Real Estate Management & Development	697	697	—	—
Wireless Telecommunication Services	— ****	—	—	— ****
U.S. Treasury Bills	332,909,323	—	332,909,323	—
Money Market Funds	203,610,610	203,610,610	—	—
Total Investments	3,221,423,008	203,611,307	3,017,297,951	513,750
Forward Foreign Currency Contracts	71,015	—	71,015	—
Futures Contracts*****	3,245,193	3,245,193	—	—
Total	$3,224,739,216	$206,856,500	$3,017,368,966	$513,750

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(761,710)	$—	$(761,710)	$—
Futures Contracts*****	(1,819,731)	(1,819,731)	—	—
Interest Rate Swap Agreements	(83,279)	—	(83,279)	—
Total	$(2,664,720)	$(1,819,731)	$(844,989)	$—

*	See Portfolio of Investments for industry breakout.
**	See Portfolio of Investments for country breakout.
***	See Portfolio of Investments for state breakout.
****	Investment is valued at $0.
*****
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 68.4%
	Collateralized Mortgage Obligations — 8.6%
	Federal Home Loan Mortgage Corporation
$4,838	Series 3071, Class TF, 30 Day Average SOFR + CSA + 0.30% (a)	5.77%	04/15/35	$4,835
79,184	Series 360, Class 250	2.50%	11/15/47	71,057
14,570	Series 3778, Class L	3.50%	12/15/25	14,403
404,775	Series 4292, Class PB	3.50%	01/15/44	363,002
104,229	Series 4451, Class NZ	3.50%	03/15/45	93,328
343,147	Series 4639, Class HZ	3.25%	04/15/53	286,304
32,683	Series 4993, Class OP, PO	(b)	10/25/58	30,836
925,000	Series 5210, Class LB	3.00%	08/25/50	732,856
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
550,000	Series 2022-DNA1, Class M1B, 30 Day Average SOFR + 1.85% (a) (c)	7.20%	01/25/42	556,799
	Federal National Mortgage Association
86,729	Series 2006-56, Class FE, 30 Day Average SOFR + CSA + 0.43% (a)	5.89%	07/25/36	86,052
68,637	Series 2011-47, Class GF, 30 Day Average SOFR + CSA + 0.57% (a)	6.03%	06/25/41	68,289
493,984	Series 2013-21, Class EZ	3.00%	03/25/43	449,582
350,000	Series 2015-32, Class PB	3.00%	05/25/45	297,171
97,040	Series 2018-50, Class BA	3.00%	07/25/48	86,658
3,176	Series 2018-86, Class JA	4.00%	05/25/47	3,140
67,978	Series 2019-67, Class FE, 30 Day Average SOFR + CSA + 0.45% (a)	5.91%	11/25/49	66,797
1,340,552	Series 2019-68, Class US, IO, (30 Day Average SOFR + CSA) × -1+ 6.00% (d)	0.54%	11/25/49	170,269
	Government National Mortgage Association
1,056,603	Series 2012-34, Class SA, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.05% (d)	0.60%	03/20/42	118,199
1,609,740	Series 2013-25, Class SA, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (d)	0.75%	02/20/43	213,404
460,000	Series 2013-39, Class DP	2.50%	03/20/43	365,053
685,705	Series 2014-57, Class PS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (d)	0.75%	04/20/44	95,032
277,944	Series 2015-39, Class ZA	3.50%	03/20/45	254,661
379,760	Series 2017-117, Class ZN	3.00%	08/20/47	310,155
321,594	Series 2018-97, Class DZ	3.50%	07/20/48	285,371
483,595	Series 2021-125, Class EL	1.50%	07/20/51	303,945
235,000	Series 2023-81, Class AL	4.50%	08/20/40	232,661
355,984	Series 2023-113, Class FD, 30 Day Average SOFR + 1.35%, 6.50% Cap (a)	6.50%	08/20/53	357,189
329,163	Series 2023-116, Class FL, 30 Day Average SOFR + 1.15% (a)	6.50%	08/20/53	331,144
				6,248,192
	Commercial Mortgage-Backed Securities — 0.0%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
1,000,000	Series K732, Class X3, IO (e)	2.25%	05/25/46	17,009
	FREMF Mortgage Trust
3,738,806	Series 2017-K726, Class X2B, IO (c)	0.10%	07/25/49	27
				17,036
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities — 59.8%
	Federal Home Loan Mortgage Corporation
$44,630	Pool G08681	3.50%	12/01/45	$41,806
23,187	Pool G08792	3.50%	12/01/47	21,663
82,816	Pool G60659	3.50%	08/01/46	77,578
98,253	Pool G61748	3.50%	11/01/48	91,946
113,245	Pool G67706	3.50%	12/01/47	106,071
145,719	Pool G67710	3.50%	03/01/48	135,967
908,198	Pool QC8921	2.50%	10/01/51	787,120
1,411,111	Pool QD7088	2.00%	02/01/52	1,165,080
386,881	Pool QE4038	3.00%	06/01/52	343,916
282,375	Pool RA5552	3.00%	07/01/51	252,953
671,750	Pool RA7773	4.00%	08/01/52	638,551
100,177	Pool SD0499	3.00%	08/01/50	90,745
949,231	Pool SD0956	2.50%	04/01/52	819,263
451,355	Pool SD1382	4.00%	08/01/52	429,007
757,041	Pool SD1581	2.50%	09/01/52	647,003
404,252	Pool SD2190	4.50%	10/01/52	393,782
49,806	Pool SD7502	3.50%	07/01/49	46,528
104,430	Pool SD7511	3.50%	01/01/50	97,420
64,425	Pool SD7513	3.50%	04/01/50	60,153
826,851	Pool SD8188	2.00%	01/01/52	678,234
218,884	Pool SD8199	2.00%	03/01/52	179,399
916,105	Pool SD8211	2.00%	05/01/52	750,657
301,990	Pool SD8212	2.50%	05/01/52	258,287
632,380	Pool SD8264	3.50%	11/01/52	582,451
491,701	Pool SD8372	5.50%	11/01/53	495,186
65,949	Pool ZM1779	3.00%	09/01/46	60,023
	Federal National Mortgage Association
23,595	Pool BE3619	4.00%	05/01/47	22,638
274,617	Pool BQ1163	2.00%	08/01/50	226,676
554,311	Pool BQ1226	2.00%	09/01/50	456,768
660,335	Pool BU9074	2.00%	01/01/52	545,962
64,166	Pool BV4119	2.50%	03/01/52	55,168
1,240,854	Pool BV8477	3.00%	05/01/52	1,108,541
602,644	Pool BV9960	4.00%	06/01/52	574,608
285,968	Pool BW6293	4.50%	08/01/52	278,562
518,328	Pool BW9886	4.50%	10/01/52	504,444
46,125	Pool CA0995	3.50%	01/01/48	42,513
502,792	Pool CA5689	3.00%	05/01/50	455,527
1,071,759	Pool CB2411	2.50%	12/01/51	927,824
482,983	Pool CB2430	3.00%	12/01/51	429,216
788,705	Pool CB2610	2.00%	01/01/52	648,125
505,154	Pool CB2802	2.00%	02/01/52	414,977
1,148,547	Pool CB3151	2.00%	03/01/52	942,850
1,002,340	Pool CB3486	3.50%	05/01/52	924,171
109,425	Pool CB4365	3.50%	08/01/52	101,497
57,890	Pool FM2870	3.00%	03/01/50	52,419
1,284,104	Pool FS0139	2.50%	01/01/52	1,107,516
383,706	Pool FS3160	3.00%	06/01/52	344,051
179,807	Pool FS3275	3.00%	04/01/52	159,855
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$894,962	Pool FS3781	2.00%	11/01/51	$737,891
444,028	Pool MA4511	2.00%	01/01/52	364,040
743,617	Pool MA4547	2.00%	02/01/52	609,678
167,051	Pool MA4562	2.00%	03/01/52	136,964
803,009	Pool MA4768	2.50%	09/01/52	688,724
418,402	Pool MA4784	4.50%	10/01/52	407,443
907,349	Pool MA4978	5.00%	04/01/53	901,635
876,676	Pool MA5038	5.00%	06/01/53	871,020
563,500	Pool MA5070	4.50%	07/01/53	548,281
790,741	Pool MA5138	5.50%	09/01/53	796,346
1,500,000	Pool TBA (f)	2.00%	09/15/54	1,227,748
2,150,000	Pool TBA (f)	2.50%	09/15/54	1,833,759
1,675,000	Pool TBA (f)	3.00%	09/15/54	1,486,204
1,000,000	Pool TBA (f)	3.50%	09/15/54	920,736
350,000	Pool TBA (f)	4.00%	09/15/54	332,156
450,000	Pool TBA (f)	4.50%	09/15/54	437,804
600,000	Pool TBA (f)	5.00%	09/15/54	595,775
1,225,000	Pool TBA (f)	5.50%	09/15/54	1,233,509
	Government National Mortgage Association
39,318	Pool MA3873	3.00%	08/20/46	36,110
48,861	Pool MA4382	3.50%	04/20/47	46,042
36,316	Pool MA4778	3.50%	10/20/47	34,143
25,505	Pool MA4779	4.00%	10/20/47	24,647
752,070	Pool MA7534	2.50%	08/20/51	657,670
803,626	Pool MA7589	2.50%	09/20/51	702,724
753,177	Pool MA7705	2.50%	11/20/51	658,610
783,284	Pool MA7767	2.50%	12/20/51	685,223
357,578	Pool MA8347	4.50%	10/20/52	350,754
1,275,000	Pool TBA (f)	2.00%	09/15/54	1,074,465
1,575,000	Pool TBA (f)	2.50%	09/15/54	1,377,296
1,300,000	Pool TBA (f)	4.50%	09/15/54	1,273,645
1,100,000	Pool TBA (f)	5.50%	09/15/54	1,107,385
1,825,000	Pool TBA (f)	5.00%	10/15/54	1,820,830
				43,553,954
	Total U.S. Government Agency Mortgage-Backed Securities			49,819,182
	(Cost $50,310,538)
MORTGAGE-BACKED SECURITIES (g) — 23.6%
	Collateralized Mortgage Obligations — 11.2%
	Alternative Loan Trust
188,215	Series 2005-16, Class A4, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.87%	06/25/35	166,900
126,516	Series 2007-5CB, Class 1A11	6.00%	04/25/37	68,255
108,574	Series 2007-15CB, Class A5	5.75%	07/25/37	62,997
278,979	Series 2007-HY8C, Class A1, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.71%	09/25/47	253,916
	American Home Mortgage Assets Trust
93,579	Series 2006-3, Class 1A1, 12 Mo. Treasury Average + 0.97% (a)	4.43%	10/25/46	78,948
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Collateralized Mortgage Obligations (Continued)
	Banc of America Funding Trust
$95,221	Series 2007-C, Class 7A1, 1 Mo. CME Term SOFR + CSA + 0.42% (a)	5.87%	05/20/47	$86,250
	Bear Stearns ALT-A Trust
455,427	Series 2006-1, Class 21A2 (e)	4.64%	02/25/36	312,477
	Bear Stearns ARM Trust
115,994	Series 2005-1, Class 2A1 (e)	4.87%	03/25/35	105,501
	CHL Mortgage Pass-Through Trust
171,846	Series 2004-25, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.68% (a)	6.07%	02/25/35	147,978
101,785	Series 2007-20, Class A1	6.50%	01/25/38	50,473
	CIM Trust
166,774	Series 2021-R3, Class A1A (c)	1.95%	06/25/57	152,802
450,000	Series 2023-R3, Class A1B (c)	4.50%	01/25/63	443,708
	Citigroup Mortgage Loan Trust
241,169	Series 2009-10, Class 2A2 (c)	7.00%	12/25/35	175,394
	Credit Suisse Mortgage Trust
529,530	Series 2014-8R, Class 3A2 (c) (e)	5.24%	02/27/36	418,433
344,712	Series 2021-RP11, Class PT (c)	3.75%	10/25/61	243,492
404,272	Series 2021-RPL4, Class A1 (c)	4.07%	12/27/60	406,354
	CSMCM Trust
24,050	Series 2021-RP11 (c)	3.78%	10/27/61	19,344
	Deutsche Alt-A Securities Mortgage Loan Trust
161,635	Series 2007-3, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.75% (a)	6.14%	10/25/47	126,304
	GreenPoint Mortgage Funding Trust
149,656	Series 2005-AR4, Class G41B, 1 Mo. CME Term SOFR + CSA + 0.20% (a)	5.59%	10/25/45	140,943
	GSR Mortgage Loan Trust
230,538	Series 2006-OA1, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.52% (a)	5.91%	08/25/46	55,198
	IndyMac INDX Mortgage Loan Trust
117,618	Series 2005-AR29, Class A1 (e)	3.91%	01/25/36	96,453
59,421	Series 2006-AR3, Class 2A1A (e)	3.91%	03/25/36	41,142
544,517	Series 2006-AR13, Class A3 (e)	4.28%	07/25/36	369,330
129,680	Series 2006-AR19, Class 5A2 (e)	4.30%	08/25/36	93,828
432,456	Series 2006-AR31, Class A3 (e)	3.85%	11/25/36	399,323
	Lehman XS Trust
483,556	Series 2006-10N, Class 1A4A, 1 Mo. CME Term SOFR + CSA + 0.60% (a)	5.99%	07/25/46	320,149
158,045	Series 2007-12N, Class 1A3A, 1 Mo. CME Term SOFR + CSA + 0.40% (a)	5.79%	07/25/47	151,296
	LHOME Mortgage Trust
13,806	Series 2021-RTL3, Class A1 (c)	3.36%	09/25/26	13,753
	MASTR Adjustable Rate Mortgages Trust
466,167	Series 2006-OA2, Class 1A1, 12 Mo. Treasury Average + 0.80% (a)	5.97%	12/25/46	331,498
795,325	Series 2007-HF2, Class A2, 1 Mo. CME Term SOFR + CSA + 1.10% (a)	6.49%	09/25/37	310,509
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Collateralized Mortgage Obligations (Continued)
	RALI Trust
$394,840	Series 2005-QO1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.69%	08/25/35	$295,081
164,151	Series 2006-QS7, Class A2	6.00%	06/25/36	128,213
272,085	Series 2007-QH4, Class A1, 1 Mo. CME Term SOFR + CSA + 0.38% (a)	5.77%	05/25/37	248,710
83,153	Series 2007-QS1, Class 1A4	6.00%	01/25/37	67,016
136,144	Series 2007-QS2, Class A4	6.25%	01/25/37	113,457
	RFMSI Trust
497,428	Series 2006-S10, Class 1A1	6.00%	10/25/36	390,798
	Structured Asset Mortgage Investments II Trust
121,138	Series 2005-AR8, Class A2, 12 Mo. Treasury Average + 1.48% (a)	4.44%	02/25/36	102,951
554,262	Series 2006-AR6, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.38% (a)	5.77%	07/25/46	393,185
92,773	Series 2006-AR7, Class A1BG, 1 Mo. CME Term SOFR + CSA + 0.12% (a)	5.51%	08/25/36	81,139
347,110	Series 2007-AR1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.36% (a)	5.75%	01/25/37	300,892
25,919	Series 2007-AR3, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.19% (a)	5.58%	09/25/47	23,630
	WaMu Mortgage Pass-Through Certificates Trust
46,875	Series 2006-AR3, Class A1A, 12 Mo. Treasury Average + 1.00% (a)	4.04%	02/25/46	43,127
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
577,988	Series 2006-AR6, Class 2A, 12 Mo. Treasury Average + 0.96% (a)	3.73%	08/25/46	315,969
				8,147,116
	Commercial Mortgage-Backed Securities — 12.4%
	BANK
187,000	Series 2024-BNK47, Class C (e)	6.83%	06/15/57	194,135
	BBCMS Mortgage Trust
545,000	Series 2020-BID, Class D, 1 Mo. CME Term SOFR + CSA + 4.63% (a) (c)	10.08%	10/15/37	541,762
210,000	Series 2024-5C25, Class AS	6.36%	03/15/57	219,248
175,000	Series 2024-5C27, Class AS	6.41%	07/15/57	182,980
250,000	Series 2024-C26, Class AS	6.09%	05/15/57	265,147
290,000	Series 2024-C28, Class C	6.29%	09/15/57	295,169
	Benchmark Mortgage Trust
117,000	Series 2020-B18, Class AGNF (c)	4.14%	07/15/53	109,990
357,000	Series 2024-V8, Class C (e)	7.18%	07/15/57	366,478
	BWAY Mortgage Trust
16,394,552	Series 2013-1515, Class XA, IO (c) (e)	0.63%	03/10/33	356
	BX Commercial Mortgage Trust
200,000	Series 2020-VIV2, Class C (c) (e)	3.66%	03/09/44	178,437
168,972	Series 2021-ACNT, Class C, 1 Mo. CME Term SOFR + CSA + 1.50% (a) (c)	6.95%	11/15/38	166,376
175,977	Series 2021-XL2, Class J, 1 Mo. CME Term SOFR + CSA + 3.89% (a) (c)	9.34%	10/15/38	170,890
250,000	Series 2024-KING, Class B, 1 Mo. CME Term SOFR + 1.74% (a) (c)	7.08%	05/15/34	246,935
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	BX Trust
$300,000	Series 2021-VIEW, Class B, 1 Mo. CME Term SOFR + CSA + 1.80% (a) (c)	7.25%	06/15/36	$288,925
	BXP Trust
280,000	Series 2021-601L, Class A (c)	2.62%	01/15/44	233,528
	Citigroup Commercial Mortgage Trust
4,232,520	Series 2016-P3, Class XA, IO (e)	1.81%	04/15/49	61,228
	COMM Mortgage Trust
938,014	Series 2012-CR4, Class XA, IO (e)	1.29%	10/15/45	31
1,593,041	Series 2014-UBS3, Class XA, IO (e) (h)	0.89%	06/10/47	41
11,151,000	Series 2014-UBS3, Class XB, IO (c) (e)	0.31%	06/10/47	151
7,000,000	Series 2015-LC21, Class XE, IO (c) (e)	1.21%	07/10/48	56,616
200,000	Series 2016-787S, Class A (c)	3.55%	02/10/36	191,822
35,000	Series 2020-CX, Class E (c) (e)	2.77%	11/10/46	24,933
219,000	Series 2024-277P, Class A (c)	6.34%	08/10/44	229,304
	Credit Suisse Mortgage Trust
182,000	Series 2019-UVIL, Class B (c) (e)	3.39%	12/15/41	163,901
429,000	Series 2021-B33, Class B (c) (e)	3.77%	10/10/43	369,656
	CSAIL Commercial Mortgage Trust
2,500,664	Series 2016-C5, Class XA, IO (e)	1.03%	11/15/48	18,622
	DBUBS Mortgage Trust
120,000	Series 2017-BRBK, Class A (c)	3.45%	10/10/34	118,255
	DROP Mortgage Trust
107,000	Series 2021-FILE, Class B, 1 Mo. CME Term SOFR + CSA + 1.70% (a) (c)	7.15%	10/15/43	97,314
	Frost CMBS DAC
780,478	Series 2021-1A, Class GBB, SONIA + 1.65% (GBP) (a) (c)	6.85%	11/20/33	1,013,910
	Grace Trust
1,000,000	Series 2020-GRCE, Class X, IO (c) (e)	0.39%	12/10/40	16,165
	GS Mortgage Securities Trust
1,153,422	Series 2011-GC5, Class XA, IO (e) (i)	0.09%	08/10/44	3
16,475,300	Series 2015-GC28, Class XA, IO (e)	1.06%	02/10/48	9,510
	Hilton U.S.A. Trust
360,000	Series 2016-HHV, Class F (c) (e)	4.33%	11/05/38	340,389
	JP Morgan Chase Commercial Mortgage Securities Trust
81,018	Series 2013-LC11, Class XA, IO (e) (h)	1.30%	04/15/46	3
3,098,040	Series 2014-C20, Class XA, IO (e) (h) (j)	0.70%	07/15/47	31
260,000	Series 2019-OSB, Class A (c)	3.40%	06/05/39	237,401
	JPMBB Commercial Mortgage Securities Trust
762,973	Series 2015-C32, Class XA, IO (e)	1.25%	11/15/48	3,998
	JPMCC Commercial Mortgage Securities Trust
9,774,671	Series 2017-JP5, Class XA, IO (e)	0.95%	03/15/50	143,505
	JPMDB Commercial Mortgage Securities Trust
5,293,001	Series 2016-C2, Class XA, IO (e)	1.63%	06/15/49	89,850
	Last Mile Logistics Pan Euro Finance DAC
363,287	Series 1A, Class E, 3 Mo. EURIBOR + 2.70% (EUR) (a) (c)	6.25%	08/17/33	391,657
	Morgan Stanley Bank of America Merrill Lynch Trust
7,799,330	Series 2015-C20, Class XA, IO (e)	1.33%	02/15/48	12,785
28,082,569	Series 2015-C25, Class XA, IO (e)	1.18%	10/15/48	157,007
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	SFAVE Commercial Mortgage Securities Trust
$479,000	Series 2015-5AVE, Class A2A (c) (e)	3.66%	01/05/43	$426,171
340,000	Series 2015-5AVE, Class A2B (c) (e)	4.14%	01/05/43	295,838
	SLG Office Trust
150,000	Series 2021-OVA, Class D (c)	2.85%	07/15/41	122,378
385,000	Series 2021-OVA, Class G (c)	2.85%	07/15/41	264,969
	SMRT
286,000	Series 2022-MINI, Class F, 1 Mo. CME Term SOFR + 3.35% (a) (c)	8.69%	01/15/39	269,750
105,000,000	Series 2022-MINI, Class XCP, IO (e) (i)	0.00%	01/15/39	110
	VLS Commercial Mortgage Trust
220,000	Series 2020-LAB, Class B (c)	2.45%	10/10/42	180,161
	Wells Fargo Commercial Mortgage Trust
6,709,746	Series 2015-C26, Class XA, IO (e)	1.27%	02/15/48	7,646
11,644,880	Series 2015-C27, Class XA, IO (e)	0.93%	02/15/48	20,401
26,229,774	Series 2015-C28, Class XA, IO (e)	0.71%	05/15/48	36,042
1,741,092	Series 2015-LC22, Class XA, IO (e)	0.88%	09/15/58	8,978
3,485,015	Series 2016-C33, Class XA, IO (e)	1.72%	03/15/59	58,271
5,823,000	Series 2016-C37, Class XEF, IO (c) (e)	1.60%	12/15/49	177,772
	WFRBS Commercial Mortgage Trust
287,782	Series 2014-C22, Class XA, IO (e) (h)	0.74%	09/15/57	6
2,731,431	Series 2014-C24, Class XA, IO (e) (h)	0.96%	11/15/47	68
				9,077,005
	Total Mortgage-Backed Securities			17,224,121
	(Cost $19,844,118)
ASSET-BACKED SECURITIES — 15.6%
	AMSR Trust
572,000	Series 2020-SFR1, Class F (c)	3.57%	04/17/37	562,274
355,000	Series 2020-SFR3, Class G (c)	4.99%	09/17/37	348,609
	Ares LXII CLO Ltd.
300,000	Series 2021-62A, Class B, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	7.20%	01/25/34	300,177
	Argent Securities, Inc., Asset-Backed Pass-Through Certificates
380,000	Series 2005-W3, Class M2, 1 Mo. CME Term SOFR + CSA + 0.69% (a)	6.08%	11/25/35	330,005
	BCRED CLO LLC
250,000	Series 2023-1A, Class A, 3 Mo. CME Term SOFR + 2.30% (a) (c)	7.58%	01/20/36	252,086
	Boyce Park CLO Ltd.
375,000	Series 2022-1A, Class M2, IO (c)	0.00%	04/21/35	15,962
350,000	Series 2022-1A, Class SUB (c)	0.00%	04/21/35	262,015
	CIFC Funding Ltd.
300,000	Series 2022-2A, Class INCB (c)	0.00%	04/19/35	223,376
	CoreVest American Finance Trust
2,112,178	Series 2021-2, Class XA, IO (c) (e)	3.14%	07/15/54	107,015
	Credit-Based Asset Servicing and Securitization LLC
122,049	Series 2007-CB6, Class A1, 1 Mo. CME Term SOFR + CSA + 0.12% (a) (c)	5.58%	07/25/37	80,201
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Dryden CLO Ltd.
$315,000	Series 2019-72A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	7.03%	05/15/32	$315,797
	First Franklin Mortgage Loan Trust
565,000	Series 2006-FF7, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.87%	05/25/36	479,264
	Flexential Issuer
300,000	Series 2021-1A, Class A2 (c)	3.25%	11/27/51	282,132
	GoldenTree Loan Management U.S. CLO Ltd.
350,000	Series 2024-20A, Class B, 3 Mo. CME Term SOFR + 1.80% (a) (c)	7.13%	07/20/37	350,569
	Golub Capital Partners CLO 42M-R
175,000	Series 2019-42RA, Class A2R, 3 Mo. CME Term SOFR + 2.75% (a) (c)	8.07%	01/20/36	177,591
	HSI Asset Securitization Corp. Trust
197,455	Series 2006-WMC1, Class A4, 1 Mo. CME Term SOFR + CSA + 0.50% (a)	5.89%	07/25/36	88,523
	Madison Park Funding XLV Ltd.
325,000	Series 2020-45A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.70% (a) (c)	7.26%	07/15/34	325,271
	Mastr Asset Backed Securities Trust
435,500	Series 2007-HE1, Class A4, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.67%	05/25/37	363,142
	Merrill Lynch First Franklin Mortgage Loan Trust
310,297	Series 2007-1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.67%	04/25/37	139,207
263,282	Series 2007-3, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.26% (a)	5.65%	06/25/37	260,311
	Merrill Lynch Mortgage Investors Trust
1,066,855	Series 2006-HE6, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	4.07%	11/25/37	355,739
400,000	Series 2006-OPT1, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.87%	08/25/37	316,725
	Morgan Stanley Capital I, Inc., Trust
9,315	Series 2006-NC2, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.58% (a)	5.97%	02/25/36	9,215
	Navient Student Loan Trust
320,000	Series 2015-3, Class B, 30 Day Average SOFR + CSA + 1.50% (a)	6.96%	10/25/58	311,677
295,000	Series 2019-3A, Class B, 30 Day Average SOFR + CSA + 1.55% (a) (c)	7.01%	07/25/68	295,931
	Nelnet Student Loan Trust
353,604	Series 2005-4, Class B, 90 Day Average SOFR + CSA + 0.28% (a)	5.89%	09/22/35	320,398
	Oakwood Mortgage Investors, Inc.
526,837	Series 1999-C, Class A2	7.48%	08/15/27	416,153
582,662	Series 2001-C, Class A2	5.92%	06/15/31	46,294
	Ownit Mortgage Loan Trust
581,610	Series 2006-6, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.71%	09/25/37	260,267
	Park Avenue Institutional Advisers CLO Ltd.
150,000	Series 2018-1A, Class A2R, 3 Mo. CME Term SOFR + CSA + 1.60% (a) (c)	7.14%	10/20/31	150,088
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	PRET LLC
$320,879	Series 2022-RN1, Class A1, steps up to 6.72% on 02/25/25 (c) (k)	3.72%	07/25/51	$317,307
	Progress Residential
360,000	Series 2021-SFR1, Class H (c)	5.00%	04/17/38	338,944
	PRPM LLC
286,909	Series 2021-11, Class A1, steps up to 5.49% on 11/25/24 (c) (k)	2.49%	11/25/26	285,693
233,303	Series 2021-3, Class A1, steps up to 5.87% on 04/25/25 (c) (k)	4.87%	04/25/26	231,857
	Sabey Data Center Issuer LLC
650,000	Series 2020-1, Class A2 (c)	3.81%	04/20/45	639,456
	Saxon Asset Securities Trust
50,569	Series 2005-1, Class M2, 1 Mo. CME Term SOFR + CSA + 0.72% (a)	1.73%	05/25/35	48,021
	Securitized Asset Backed Receivables LLC Trust
36,000	Series 2006-NC2, Class A3, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.87%	03/25/36	35,447
315,391	Series 2007-NC2, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.67%	01/25/37	270,979
	SLM Student Loan Trust
65,000	Series 2008-4, Class B, 90 Day Average SOFR + CSA + 1.85% (a)	7.47%	04/25/73	67,488
65,000	Series 2008-5, Class B, 90 Day Average SOFR + CSA + 1.85% (a)	7.47%	07/25/73	66,502
	Soundview Home Loan Trust
170,415	Series 2007-OPT3, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.17% (a)	5.56%	08/25/37	146,250
	Specialty Underwriting & Residential Finance Trust
384,960	Series 2006-AB3, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.87%	09/25/37	265,461
	Stratus CLO Ltd.
385,000	Series 2021-3A, Class SUB (c)	0.00%	12/29/29	501
	Structured Asset Securities Corp. Mortgage Loan Trust
1,219	Series 2006-OPT1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.18% (a)	5.57%	04/25/36	1,214
	Textainer Marine Containers VII Ltd.
64,358	Series 2020-3A, Class A (c)	2.11%	09/20/45	59,817
	TIAA CLO IV Ltd.
250,000	Series 2018-1A, Class A2R, 3 Mo. CME Term SOFR + 1.75% (a) (c)	7.03%	01/20/32	250,486
	VOYA CLO
175,000	Series 2017-2A, Class A2AR, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	7.21%	06/07/30	175,107
	Wachovia Student Loan Trust
405,168	Series 2006-1, Class B, 90 Day Average SOFR + CSA + 0.24% (a) (c)	5.86%	04/25/40	384,837
	Total Asset-Backed Securities			11,331,381
	(Cost $12,876,442)
U.S. GOVERNMENT BONDS AND NOTES — 10.3%
372,000	U.S. Treasury Bond	4.25%	08/15/54	374,383
769,000	U.S. Treasury Note	4.38%	07/31/26	774,828
4,710,000	U.S. Treasury Note	3.75%	08/31/26	4,694,453
535,000	U.S. Treasury Note	3.75%	08/15/27	534,436
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (Continued)
$175,000	U.S. Treasury Note	3.63%	08/31/29	$174,296
924,000	U.S. Treasury Note	3.88%	08/15/34	920,751
	Total U.S. Government Bonds and Notes			7,473,147
	(Cost $7,463,806)

Shares	Description	Value
MONEY MARKET FUNDS — 8.9%
6,498,725	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (l)	6,498,725
	(Cost $6,498,725)

	Total Investments — 126.8%	92,346,556
	(Cost $96,993,629)
	Net Other Assets and Liabilities — (26.8)%	(19,527,416)
	Net Assets — 100.0%	$72,819,140
Forward Foreign Currency Contracts at August 31, 2024 (See Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 8/31/2024	Sale Value as of 8/31/2024	Unrealized Appreciation (Depreciation)
10/11/2024	GSIL	USD	378,151	EUR	348,000	$378,151	$385,417	$(7,266)
10/11/2024	Citi	USD	1,011,210	GBP	789,000	1,011,210	1,036,546	(25,336)
Net Unrealized Appreciation (Depreciation)								$(32,602)
Futures Contracts at August 31, 2024 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	40	Dec-2024	$8,301,875	$(4,730)
U.S. 5-Year Treasury Notes	41	Dec-2024	4,485,336	(5,744)
Ultra 10-Year U.S. Treasury Notes	38	Dec-2024	4,462,625	(19,955)
			$17,249,836	$(30,429)

Futures Contracts Short
Ultra U.S. Treasury Bond Futures	1	Dec-2024	$(131,937)	$2,123
		Total	$17,117,899	$(28,306)

(a)	Floating or variable rate security.
(b)	Zero coupon security.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2024, securities noted as such amounted to $16,088,917 or 22.1%
of net assets.

(d)	Inverse floating rate security.
(e)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
(f)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2J - Mortgage Dollar Rolls in the Notes to Financial Statements).
(g)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2K - Restricted Securities in the Notes to Financial Statements).

(j)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
August 31, 2024, securities noted as such are valued at $31 or 0.0% of net assets.

(k)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(l)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
Citi	– Citibank N.A.
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
GSIL	– Goldman Sachs International, London
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR	– Structured Agency Credit Risk
TBA	– To-Be-Announced Security
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$49,819,182	$—	$49,819,182	$—
Mortgage-Backed Securities	17,224,121	—	17,224,121	—
Asset-Backed Securities	11,331,381	—	11,331,381	—
U.S. Government Bonds and Notes	7,473,147	—	7,473,147	—
Money Market Funds	6,498,725	6,498,725	—	—
Total Investments	92,346,556	6,498,725	85,847,831	—
Futures Contracts*	2,123	2,123	—	—
Total	$92,348,679	$6,500,848	$85,847,831	$—

See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2024
LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(32,602)	$—	$(32,602)	$—
Futures Contracts*	(30,429)	(30,429)	—	—
Total	$(63,031)	$(30,429)	$(32,602)	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments
August 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) — 67.5%
	Angola — 1.3%
$200,000	Angolan Government International Bond (b)	8.25%	05/09/28	$191,526
200,000	Angolan Government International Bond (c)	8.00%	11/26/29	183,980
200,000	Angolan Government International Bond (c)	9.13%	11/26/49	168,643
				544,149
	Argentina — 1.8%
710,579	Argentine Republic Government International Bond, steps up to 1.75% on 07/09/27 (d)	0.75%	07/09/30	403,253
326,038	Argentine Republic Government International Bond, steps up to 4.75% on 07/09/27 (d)	4.13%	07/09/35	145,496
387,072	Argentine Republic Government International Bond	5.00%	01/09/38	188,963
20,576	Argentine Republic Government International Bond, steps up to 4.88% on 07/09/29 (d)	3.50%	07/09/41	8,616
				746,328
	Azerbaijan — 0.4%
200,000	Republic of Azerbaijan International Bond (c)	3.50%	09/01/32	178,432
	Bahamas — 0.8%
140,000	Bahamas Government International Bond (c)	6.95%	11/20/29	130,526
200,000	Bahamas Government International Bond (c)	8.95%	10/15/32	201,200
				331,726
	Bahrain — 2.1%
600,000	Bahrain Government International Bond (c)	6.75%	09/20/29	622,337
225,000	Bahrain Government International Bond (b)	7.50%	02/12/36	238,087
				860,424
	Brazil — 1.4%
200,000	Brazilian Government International Bond	6.13%	03/15/34	202,541
200,000	Brazilian Government International Bond	5.00%	01/27/45	163,622
200,000	Brazilian Government International Bond	7.13%	05/13/54	205,695
				571,858
	Chile — 0.5%
240,000	Chile Government International Bond	3.86%	06/21/47	195,659
	Colombia — 2.8%
200,000	Colombia Government International Bond	7.50%	02/02/34	206,860
200,000	Colombia Government International Bond	8.00%	11/14/35	212,753
244,000	Colombia Government International Bond	7.38%	09/18/37	246,633
475,000	Colombia Government International Bond	8.75%	11/14/53	517,424
				1,183,670
	Costa Rica — 0.9%
350,000	Costa Rica Government International Bond (b)	7.30%	11/13/54	379,424
	Dominican Republic — 2.9%
525,000	Dominican Republic International Bond (b)	4.50%	01/30/30	497,778
200,000	Dominican Republic International Bond (b)	4.88%	09/23/32	188,537
150,000	Dominican Republic International Bond (c)	6.85%	01/27/45	157,820
360,000	Dominican Republic International Bond (c)	6.40%	06/05/49	360,308
				1,204,443
	Ecuador — 2.2%
232,000	Ecuador Government International Bond (c)	(e)	07/31/30	126,614
285,118	Ecuador Government International Bond (c)	6.90%	07/31/30	203,303
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Ecuador (Continued)
$407,746	Ecuador Government International Bond, steps up to 6.90% on 07/31/25 (b) (d)	5.50%	07/31/35	$225,891
334,000	Ecuador Government International Bond, steps up to 6.90% on 07/31/25 (c) (d)	5.50%	07/31/35	185,036
328,482	Ecuador Government International Bond, steps up to 5.50% on 07/31/26 (c) (d)	5.00%	07/31/40	166,869
				907,713
	Egypt — 3.5%
300,000	Egypt Government International Bond (c)	7.60%	03/01/29	282,597
400,000	Egypt Government International Bond (b)	7.05%	01/15/32	334,742
200,000	Egypt Government International Bond (c)	7.63%	05/29/32	171,950
616,000	Egypt Government International Bond (c)	7.30%	09/30/33	506,457
200,000	Egypt Government International Bond (c)	8.50%	01/31/47	155,097
				1,450,843
	El Salvador — 0.8%
24,000	El Salvador Government International Bond (c)	6.38%	01/18/27	22,485
11,000	El Salvador Government International Bond (c)	8.63%	02/28/29	10,304
68,000	El Salvador Government International Bond (c)	8.25%	04/10/32	58,282
35,000	El Salvador Government International Bond (c)	7.65%	06/15/35	27,597
150,000	El Salvador Government International Bond (c)	7.12%	01/20/50	104,366
150,000	El Salvador Government International Bond (c)	9.50%	07/15/52	127,619
				350,653
	Gabon — 0.4%
200,000	Gabon Government International Bond (c)	6.63%	02/06/31	153,722
	Ghana — 1.1%
450,000	Ghana Government International Bond (c) (f)	7.63%	05/16/29	235,003
200,000	Ghana Government International Bond (c) (f)	8.63%	04/07/34	105,625
200,000	Ghana Government International Bond (c) (f)	8.88%	05/07/42	105,235
				445,863
	Guatemala — 1.8%
200,000	Guatemala Government Bond (c)	5.25%	08/10/29	197,650
200,000	Guatemala Government Bond (b)	6.05%	08/06/31	204,208
200,000	Guatemala Government Bond (c)	5.38%	04/24/32	197,540
200,000	Guatemala Government Bond (b)	3.70%	10/07/33	170,635
				770,033
	Hungary — 1.0%
200,000	Hungary Government International Bond (b)	6.75%	09/25/52	225,389
200,000	Magyar Export-Import Bank Zrt (b)	6.13%	12/04/27	204,014
				429,403
	Indonesia — 3.2%
225,000	Indonesia Government International Bond	4.40%	03/10/29	225,039
200,000	Indonesia Government International Bond	2.85%	02/14/30	184,339
200,000	Indonesia Government International Bond	4.70%	02/10/34	200,048
200,000	Indonesia Government International Bond	5.65%	01/11/53	214,202
200,000	Perusahaan Penerbit SBSN Indonesia III (b)	5.10%	07/02/29	205,846
300,000	Perusahaan Penerbit SBSN Indonesia III (b)	5.50%	07/02/54	318,382
				1,347,856
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Israel — 2.0%
$200,000	Israel Government International Bond	5.38%	03/12/29	$201,876
260,000	Israel Government International Bond	5.50%	03/12/34	261,105
400,000	Israel Government International Bond	5.75%	03/12/54	384,530
				847,511
	Ivory Coast (Cote d’Ivoire) — 1.4%
400,000	Ivory Coast Government International Bond (c)	6.13%	06/15/33	366,665
200,000	Ivory Coast Government International Bond (b)	8.25%	01/30/37	199,889
				566,554
	Jamaica — 0.8%
200,000	Jamaica Government International Bond	6.75%	04/28/28	209,724
100,000	Jamaica Government International Bond	8.00%	03/15/39	121,053
				330,777
	Jordan — 0.5%
200,000	Jordan Government International Bond (c)	7.50%	01/13/29	203,316
	Kenya — 0.6%
280,000	Republic of Kenya Government International Bond (c)	9.75%	02/16/31	272,433
	Mexico — 1.3%
200,000	Mexico Government International Bond	6.35%	02/09/35	208,246
350,000	Mexico Government International Bond	6.34%	05/04/53	344,067
				552,313
	Morocco — 0.5%
200,000	Morocco Government International Bond (b)	5.95%	03/08/28	206,047
	Mozambique — 0.4%
200,000	Mozambique International Bond (c)	9.00%	09/15/31	168,712
	Nigeria — 1.7%
200,000	Nigeria Government International Bond (b)	6.13%	09/28/28	180,545
370,000	Nigeria Government International Bond (c)	8.38%	03/24/29	359,430
200,000	Nigeria Government International Bond (c)	8.25%	09/28/51	158,060
				698,035
	Oman — 2.5%
200,000	Oman Government International Bond (c)	6.00%	08/01/29	208,742
593,000	Oman Government International Bond (c)	6.25%	01/25/31	630,571
200,000	Oman Government International Bond (c)	6.50%	03/08/47	211,519
				1,050,832
	Pakistan — 0.8%
200,000	Pakistan Government International Bond (c)	6.88%	12/05/27	174,143
200,000	Pakistan Government International Bond (c)	7.38%	04/08/31	159,993
				334,136
	Panama — 3.7%
200,000	Panama Government International Bond	3.16%	01/23/30	174,343
200,000	Panama Government International Bond	7.50%	03/01/31	214,385
550,000	Panama Government International Bond	2.25%	09/29/32	414,236
200,000	Panama Government International Bond	6.40%	02/14/35	199,929
450,000	Panama Government International Bond	4.50%	04/16/50	320,715
200,000	Panama Government International Bond	7.88%	03/01/57	219,640
				1,543,248
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Paraguay — 1.0%
$255,000	Paraguay Government International Bond (c)	3.85%	06/28/33	$231,971
200,000	Paraguay Government International Bond (b)	6.00%	02/09/36	207,937
				439,908
	Peru — 3.1%
624,000	Peruvian Government International Bond	2.78%	01/23/31	551,913
209,000	Peruvian Government International Bond	3.00%	01/15/34	177,471
470,000	Peruvian Government International Bond	3.55%	03/10/51	351,560
200,000	Peruvian Government International Bond	5.88%	08/08/54	209,136
				1,290,080
	Philippines — 1.5%
315,000	Philippine Government International Bond	2.95%	05/05/45	228,959
400,000	Philippine Government International Bond	5.50%	01/17/48	419,029
				647,988
	Poland — 1.7%
222,000	Republic of Poland Government International Bond	4.63%	03/18/29	226,195
404,000	Republic of Poland Government International Bond	4.88%	10/04/33	409,908
47,000	Republic of Poland Government International Bond	5.50%	04/04/53	48,219
48,000	Republic of Poland Government International Bond	5.50%	03/18/54	49,086
				733,408
	Romania — 1.9%
118,000	Romanian Government International Bond (b)	6.63%	02/17/28	122,929
290,000	Romanian Government International Bond (b)	5.88%	01/30/29	296,022
80,000	Romanian Government International Bond (b)	7.13%	01/17/33	86,652
130,000	Romanian Government International Bond (b)	6.38%	01/30/34	134,229
146,000	Romanian Government International Bond (b)	7.63%	01/17/53	164,364
				804,196
	Saudi Arabia — 2.7%
400,000	Saudi Government International Bond (c)	5.00%	01/16/34	407,329
700,000	Saudi Government International Bond (b)	5.75%	01/16/54	720,002
				1,127,331
	South Africa — 2.4%
200,000	Republic of South Africa Government International Bond	4.85%	09/30/29	191,460
400,000	Republic of South Africa Government International Bond	5.88%	06/22/30	396,653
300,000	Republic of South Africa Government International Bond	5.00%	10/12/46	226,700
250,000	Republic of South Africa Government International Bond	5.65%	09/27/47	202,721
				1,017,534
	Turkey — 2.5%
350,000	Hazine Mustesarligi Varlik Kiralama AS (b)	8.51%	01/14/29	378,464
200,000	Istanbul Metropolitan Municipality (b)	10.50%	12/06/28	218,780
200,000	Turkiye Government International Bond	7.13%	07/17/32	202,658
300,000	Turkiye Government International Bond	5.75%	05/11/47	237,105
				1,037,007
	Ukraine — 2.1%
19,229	Ukraine Government International Bond, steps up to 4.50% on 08/01/25 (b) (d)	1.75%	02/01/29	11,686
31,384	Ukraine Government International Bond, steps up to 3.00% on 02/01/27 (b) (d)	(e)	02/01/30	13,661
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Ukraine (Continued)
$117,279	Ukraine Government International Bond, steps up to 3.00% on 02/01/27 (b) (d)	(e)	02/01/34	$37,025
156,197	Ukraine Government International Bond, steps up to 4.50% on 08/01/25 (b) (d)	1.75%	02/01/34	70,398
99,108	Ukraine Government International Bond, steps up to 3.00% on 02/01/27 (b) (d)	(e)	02/01/35	40,981
201,090	Ukraine Government International Bond, steps up to 4.50% on 08/01/25 (b) (d)	1.75%	02/01/35	88,632
82,591	Ukraine Government International Bond, steps up to 3.00% on 02/01/27 (b) (d)	(e)	02/01/36	33,580
198,027	Ukraine Government International Bond, steps up to 4.50% on 08/01/25 (b) (d)	1.75%	02/01/36	85,375
715,000	Ukraine Government International Bond (c) (g)		08/01/41	496,756
				878,094
	United Arab Emirates — 1.8%
400,000	Finance Department Government of Sharjah (b)	6.50%	11/23/32	426,785
200,000	Finance Department Government of Sharjah (b)	6.13%	03/06/36	204,999
200,000	Finance Department Government of Sharjah (c)	4.00%	07/28/50	137,318
				769,102
	Uruguay — 0.7%
73,000	Uruguay Government International Bond	5.10%	06/18/50	72,782
232,608	Uruguay Government International Bond	4.98%	04/20/55	224,923
				297,705
	Uzbekistan — 0.4%
200,000	Republic of Uzbekistan International Bond (c)	3.90%	10/19/31	168,774
	Venezuela — 0.6%
133,700	Venezuela Government International Bond (c) (f)	7.75%	10/13/19	17,297
394,300	Venezuela Government International Bond (c) (f)	8.25%	10/13/24	55,941
54,200	Venezuela Government International Bond (c) (f)	11.75%	10/21/26	8,774
320,100	Venezuela Government International Bond (f)	9.25%	09/15/27	51,739
593,000	Venezuela Government International Bond (c) (f)	9.25%	05/07/28	89,843
104,500	Venezuela Government International Bond (c) (f)	11.95%	08/05/31	16,688
				240,282
	Total Foreign Sovereign Bonds and Notes			28,277,522
	(Cost $26,845,546)
FOREIGN CORPORATE BONDS AND NOTES (a) — 28.3%
	Airlines — 0.6%
200,000	Air Baltic Corp. AS (EUR) (b)	14.50%	08/14/29	239,630
	Banks — 4.5%
400,000	Akbank TAS (b) (h)	9.37%	(i)	406,104
230,000	Bank Gospodarstwa Krajowego (b)	5.75%	07/09/34	240,808
200,000	Bank Gospodarstwa Krajowego (b)	6.25%	07/09/54	215,834
200,000	BBVA Bancomer S.A. (c) (h)	5.13%	01/18/33	190,224
200,000	Turkiye Vakiflar Bankasi TAO (b) (h)	10.12%	(i)	210,802
200,000	Turkiye Vakiflar Bankasi TAO (b) (h)	8.99%	10/05/34	206,065
200,000	Yapi ve Kredi Bankasi AS (b) (h)	9.74%	(i)	205,446
200,000	Yapi ve Kredi Bankasi AS (b) (h)	9.25%	01/17/34	210,388
				1,885,671
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (a) (Continued)
	Building Materials — 0.5%
$200,000	Sisecam UK PLC (b)	8.63%	05/02/32	$207,076
	Chemicals — 0.5%
200,000	OCP (b)	7.50%	05/02/54	214,656
	Electric — 3.0%
200,000	AES Andes S.A. (b)	6.30%	03/15/29	206,466
200,000	AES Andes S.A. (b) (h)	8.15%	06/10/55	205,359
200,000	Engie Energia Chile S.A. (b)	6.38%	04/17/34	210,960
200,000	Eskom Holdings SOC Ltd. (c)	8.45%	08/10/28	208,217
200,000	Mazoon Assets Co. SAOC (b)	5.50%	02/14/29	201,003
200,000	MVM Energetika Zrt (c)	6.50%	03/13/31	205,493
				1,237,498
	Engineering & Construction — 0.5%
200,000	TAV Havalimanlari Holding AS (c)	8.50%	12/07/28	208,710
	Food — 0.5%
200,000	Minerva Luxembourg S.A. (b)	8.88%	09/13/33	216,011
	Gas — 0.5%
215,000	China Oil & Gas Group Ltd. (c)	4.70%	06/30/26	198,111
	Iron/Steel — 1.2%
200,000	CSN Resources S.A. (c)	4.63%	06/10/31	158,308
387,263	Samarco Mineracao S.A., (9.00% PIK) (b) (j)	9.00%	06/30/31	360,862
				519,170
	Lodging — 0.4%
200,000	Fortune Star BVI Ltd. (c)	5.00%	05/18/26	186,781
	Mining — 4.0%
200,000	Antofagasta PLC (b)	6.25%	05/02/34	213,596
200,000	Corp. Nacional del Cobre de Chile (c)	3.00%	09/30/29	182,547
200,000	Corp. Nacional del Cobre de Chile (c)	6.44%	01/26/36	215,031
200,000	Corp. Nacional del Cobre de Chile (c)	3.70%	01/30/50	147,005
200,000	Corp. Nacional del Cobre de Chile (c)	6.30%	09/08/53	209,692
200,000	First Quantum Minerals Ltd. (b)	9.38%	03/01/29	213,051
200,000	First Quantum Minerals Ltd. (b)	8.63%	06/01/31	200,172
300,000	Freeport Indonesia PT (b)	5.32%	04/14/32	300,993
				1,682,087
	Oil & Gas — 8.6%
255,000	Ecopetrol S.A.	8.38%	01/19/36	258,374
217,000	Ecopetrol S.A.	5.88%	05/28/45	161,462
200,000	Empresa Nacional del Petroleo (b)	6.15%	05/10/33	210,511
200,000	KazMunayGas National Co. JSC (c)	4.75%	04/19/27	197,657
200,000	KazMunayGas National Co. JSC (c)	5.38%	04/24/30	198,025
200,000	KazMunayGas National Co. JSC (c)	5.75%	04/19/47	181,904
200,000	NAK Naftogaz Ukraine via Kondor Finance PLC (c)	7.63%	11/08/28	159,979
266,054	Petroleos de Venezuela S.A. (c) (f)	9.00%	11/17/21	29,665
155,000	Petroleos de Venezuela S.A. (c) (f)	6.00%	05/16/24	15,683
145,000	Petroleos de Venezuela S.A. (c) (f)	5.38%	04/12/27	14,844
115,000	Petroleos Mexicanos	6.50%	03/13/27	110,847
82,000	Petroleos Mexicanos	8.75%	06/02/29	81,386
435,000	Petroleos Mexicanos	5.95%	01/28/31	361,972
540,000	Petroleos Mexicanos	6.70%	02/16/32	465,631
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (a) (Continued)
	Oil & Gas (Continued)
$420,000	Petroleos Mexicanos	6.63%	06/15/35	$330,992
176,000	Petroleos Mexicanos	6.38%	01/23/45	118,258
230,000	Petroleos Mexicanos	6.75%	09/21/47	157,575
220,000	Petroleos Mexicanos	7.69%	01/23/50	163,819
250,000	Qatar Energy (c)	3.30%	07/12/51	186,902
200,000	Saudi Arabian Oil Co. (b)	5.25%	07/17/34	204,591
				3,610,077
	Oil & Gas Services — 0.3%
100,000	Yinson Boronia Production B.V. (b)	8.95%	07/31/42	105,039
	Pipelines — 2.7%
236,198	Acu Petroleo Luxembourg Sarl (b)	7.50%	01/13/32	234,727
290,000	Galaxy Pipeline Assets Bidco Ltd. (b)	2.63%	03/31/36	245,310
183,156	Galaxy Pipeline Assets Bidco Ltd. (b)	2.94%	09/30/40	152,549
490,000	Greensaif Pipelines Bidco Sarl (b)	6.13%	02/23/38	512,198
				1,144,784
	Water — 0.5%
200,000	Aegea Finance Sarl (b)	9.00%	01/20/31	214,646
	Total Foreign Corporate Bonds and Notes			11,869,947
	(Cost $11,362,011)
CORPORATE BONDS AND NOTES — 0.9%
	Mining — 0.4%
200,000	Stillwater Mining Co. (c)	4.50%	11/16/29	167,727
	Oil & Gas — 0.5%
204,000	Gran Tierra Energy, Inc. (b)	9.50%	10/15/29	198,659
	Total Corporate Bonds and Notes			366,386
	(Cost $347,633)

Shares	Description	Value
MONEY MARKET FUNDS — 2.0%
853,296	Dreyfus Government Cash Management Fund, Institutional Shares - 5.19% (k)	853,296
	(Cost $853,296)

	Total Investments — 98.7%	41,367,151
	(Cost $39,408,486)
	Net Other Assets and Liabilities — 1.3%	537,609
	Net Assets — 100.0%	$41,904,760
Forward Foreign Currency Contracts at August 31, 2024 (See Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 8/31/2024	Sale Value as of 8/31/2024	Unrealized Appreciation (Depreciation)
10/07/2024	MSCS	USD	119,404	EUR	110,000	$119,404	$121,803	$(2,399)

See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2024
(a)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2024, securities noted as such amounted to $14,076,953 or 33.6%
of net assets.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(e)	Zero coupon security.
(f)	This issuer is in default and interest is not being accrued by the Fund.
(g)	Floating or variable rate security.
(h)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(i)	Perpetual maturity.
(j)	The issuer will pay interest in cash and/or in PIK interest.
(k)	Rate shown reflects yield as of August 31, 2024.

Abbreviations throughout the Portfolio of Investments:
EUR	– Euro
MSCS	– Morgan Stanley Capital Services LLC
PIK	– Payment-in-kind
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$28,277,522	$—	$28,277,522	$—
Foreign Corporate Bonds and Notes**	11,869,947	—	11,869,947	—
Corporate Bonds and Notes**	366,386	—	366,386	—
Money Market Funds	853,296	853,296	—	—
Total Investments	$41,367,151	$853,296	$40,513,855	$—

LIABILITIES TABLE
	Total Value at 8/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(2,399)	$—	$(2,399)	$—

*	See Portfolio of Investments for country breakout.
**	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2024

	First Trust TCW Opportunistic Fixed Income ETF (FIXD)	First Trust TCW Unconstrained Plus Bond ETF (UCON)	First Trust TCW Securitized Plus ETF (DEED)	First Trust TCW Emerging Markets Debt ETF (EFIX)
ASSETS:
Investments, at value	$6,947,291,184	$3,221,423,008	$92,346,556	$41,367,151
Cash	1,523,974	4,239,311	—	—
Cash segregated as collateral for open swap contracts	3,726,066	870,697	—	—
Cash segregated as collateral for open futures contracts	12,012,929	11,556,064	198,908	—
Unrealized appreciation on forward foreign currency contracts	132,191	71,015	—	—
Receivables:
Investment securities sold	310,052,966	87,181,610	4,664,718	—
Interest	23,546,922	12,988,855	375,181	616,747
Capital shares sold	17,890,278	14,971,909	—	—
Dividends	1,282,058	1,089,056	11,221	6,751
Reclaims	17,912	1,344	1,833	—
Total Assets	7,317,476,480	3,354,392,869	97,598,417	41,990,649

LIABILITIES:
Swap contracts, at value	702,525	83,279	—	—
Due to broker	125,068	—	253,000	—
Unrealized depreciation on forward foreign currency contracts	1,478,010	761,710	32,602	2,399
Payables:
Investment securities purchased	2,031,796,759	445,067,706	24,417,634	50,078
Investment advisory fees	2,818,567	1,989,977	46,219	33,412
Variation margin	1,017,458	34,161	29,822	—
Other liabilities	—	162	—	—
Total Liabilities	2,037,938,387	447,936,995	24,779,277	85,889
NET ASSETS	$5,279,538,093	$2,906,455,874	$72,819,140	$41,904,760

NET ASSETS consist of:
Paid-in capital	$6,113,451,424	$2,942,539,603	$114,053,252	$42,615,690
Par value	1,182,000	1,167,500	34,000	25,500
Accumulated distributable earnings (loss)	(835,095,331)	(37,251,229)	(41,268,112)	(736,430)
NET ASSETS	$5,279,538,093	$2,906,455,874	$72,819,140	$41,904,760
NET ASSET VALUE, per share	$44.67	$24.89	$21.42	$16.43
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	118,200,002	116,750,002	3,400,002	2,550,002
Investments, at cost	$7,076,081,882	$3,236,316,360	$96,993,629	$39,408,486
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2024

	First Trust TCW Opportunistic Fixed Income ETF (FIXD)	First Trust TCW Unconstrained Plus Bond ETF (UCON)	First Trust TCW Securitized Plus ETF (DEED)	First Trust TCW Emerging Markets Debt ETF (EFIX)
INVESTMENT INCOME:
Interest	$230,497,029	$118,044,528	$4,701,425	$2,676,747
Dividends	9,525,189	5,567,909	137,138	44,386
Foreign withholding tax	—	(16,408)	(6)	—
Total investment income	240,022,218	123,596,029	4,838,557	2,721,133

EXPENSES:
Investment advisory fees	31,248,891	17,623,436	506,297	344,186
Total expenses	31,248,891	17,623,436	506,297	344,186
NET INVESTMENT INCOME (LOSS)	208,773,327	105,972,593	4,332,260	2,376,947

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,780,405)	(3,029,348)	(4,094,017)	447,078
Futures contracts	3,609,511	7,469,924	(49,175)	—
Forward foreign currency contracts	945,708	419,034	17,903	786
Swap contracts	457,343	54,184	—	(383)
Foreign currency transactions	(27,459)	(19,042)	3,205	(1,124)
Net realized gain (loss)	(795,302)	4,894,752	(4,122,084)	446,357
Net change in unrealized appreciation (depreciation) on:
Investments	151,096,667	58,062,727	5,623,673	2,208,983
Futures contracts	(5,598,805)	2,304,506	(198,180)	—
Forward foreign currency contracts	(1,570,083)	(796,531)	(50,851)	(2,399)
Swap contracts	(557,810)	(66,124)	—	7,792
Foreign currency translation	18,858	8,865	(90)	31
Net change in unrealized appreciation (depreciation)	143,388,827	59,513,443	5,374,552	2,214,407
NET REALIZED AND UNREALIZED GAIN (LOSS)	142,593,525	64,408,195	1,252,468	2,660,764
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$351,366,852	$170,380,788	$5,584,728	$5,037,711
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust TCW Opportunistic Fixed Income ETF (FIXD)		First Trust TCW Unconstrained Plus Bond ETF (UCON)
	Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023
OPERATIONS:
Net investment income (loss)	$208,773,327	$136,595,408	$105,972,593	$65,211,374
Net realized gain (loss)	(795,302)	(310,080,166)	4,894,752	(23,697,925)
Net change in unrealized appreciation (depreciation)	143,388,827	59,131,546	59,513,443	3,784,895
Net increase (decrease) in net assets resulting from operations	351,366,852	(114,353,212)	170,380,788	45,298,344

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(215,231,004)	(145,560,753)	(108,036,752)	(66,620,002)
Return of capital	—	—	—	—
Total distributions to shareholders	(215,231,004)	(145,560,753)	(108,036,752)	(66,620,002)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	817,249,660	1,725,247,082	1,355,214,655	328,149,848
Cost of shares redeemed	(213,340,744)	(474,282,766)	—	(86,745,545)
Net increase (decrease) in net assets resulting from shareholder transactions	603,908,916	1,250,964,316	1,355,214,655	241,404,303
Total increase (decrease) in net assets	740,044,764	991,050,351	1,417,558,691	220,082,645

NET ASSETS:
Beginning of period	4,539,493,329	3,548,442,978	1,488,897,183	1,268,814,538
End of period	$5,279,538,093	$4,539,493,329	$2,906,455,874	$1,488,897,183

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	104,550,002	76,850,002	61,550,002	51,650,002
Shares sold	18,650,000	38,500,000	55,200,000	13,500,000
Shares redeemed	(5,000,000)	(10,800,000)	—	(3,600,000)
Shares outstanding, end of period	118,200,002	104,550,002	116,750,002	61,550,002
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)		First Trust TCW Emerging Markets Debt ETF (EFIX)
Year Ended 8/31/2024	Year Ended 8/31/2023	Year Ended 8/31/2024	Year Ended 8/31/2023

$4,332,260	$5,878,951	$2,376,947	$1,487,648
(4,122,084)	(16,013,549)	446,357	(1,129,642)
5,374,552	2,552,215	2,214,407	777,144
5,584,728	(7,582,383)	5,037,711	1,135,150

(3,552,285)	(4,231,827)	(2,368,547)	(1,483,502)
(414,467)	(816,175)	(22,005)	—
(3,966,752)	(5,048,002)	(2,390,552)	(1,483,502)

15,499,391	9,991,372	7,892,961	23,931,095
(22,595,957)	(104,570,582)	—	—
(7,096,566)	(94,579,210)	7,892,961	23,931,095
(5,478,590)	(107,209,595)	10,540,120	23,582,743

78,297,730	185,507,325	31,364,640	7,781,897
$72,819,140	$78,297,730	$41,904,760	$31,364,640

3,750,002	8,150,002	2,050,002	500,002
750,000	450,000	500,000	1,550,000
(1,100,000)	(4,850,000)	—	—
3,400,002	3,750,002	2,550,002	2,050,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust TCW Opportunistic Fixed Income ETF (FIXD)

	Year Ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$43.42	$46.17	$53.98	$55.16	$52.97
Income from investment operations:
Net investment income (loss)	1.85 (a)	1.64 (a)	0.88	0.76	1.06
Net realized and unrealized gain (loss)	1.31	(2.64)	(7.76)	(0.34)	2.85
Total from investment operations	3.16	(1.00)	(6.88)	0.42	3.91
Distributions paid to shareholders from:
Net investment income	(1.91)	(1.75)	(0.93)	(0.81)	(1.12)
Net realized gain	—	—	—	(0.75)	(0.60)
Return of capital	—	—	—	(0.04)	—
Total distributions	(1.91)	(1.75)	(0.93)	(1.60)	(1.72)
Net asset value, end of period	$44.67	$43.42	$46.17	$53.98	$55.16
Total return (b)	7.55%	(2.15)%	(12.84)%	0.77%	7.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,279,538	$4,539,493	$3,548,443	$5,297,667	$3,640,505
Ratio of total expenses to average net assets	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.64%	0.62%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	4.29%	3.72%	1.74%	1.34%	1.61%
Portfolio turnover rate (c) (d)	511%	456%	445%	497%	431%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)
The portfolio turnover rate not including mortgage dollar rolls was 345%, 290%, 271%, 282% and 270% for the years ending August 31, 2024,
August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020 respectively.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust TCW Unconstrained Plus Bond ETF (UCON)

	Year Ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$24.19	$24.57	$26.56	$26.19	$25.79
Income from investment operations:
Net investment income (loss)	1.24 (a)	1.11 (a)	0.55	0.53	0.75
Net realized and unrealized gain (loss)	0.72	(0.35)	(2.01)	0.52	0.50
Total from investment operations	1.96	0.76	(1.46)	1.05	1.25
Distributions paid to shareholders from:
Net investment income	(1.26)	(1.14)	(0.52)	(0.51)	(0.85)
Net realized gain	—	—	(0.01)	(0.17)	—
Total distributions	(1.26)	(1.14)	(0.53)	(0.68)	(0.85)
Net asset value, end of period	$24.89	$24.19	$24.57	$26.56	$26.19
Total return (b)	8.35%	3.18%	(5.55)%	4.04%	4.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,906,456	$1,488,897	$1,268,815	$608,317	$204,295
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net expenses to average net assets	0.85%	0.82%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	5.11%	4.60%	2.35%	1.90%	2.88%
Portfolio turnover rate (c) (d)	314%	257%	208%	190%	111%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)
The portfolio turnover rate not including mortgage dollar rolls was 138%, 33%, 43%, 40%, and 67% for the years ending August 31, 2024,
August 31, 2023, August 31, 2022, August 31, 2021, and August 31, 2020 respectively.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust TCW Securitized Plus ETF (DEED)

	Year Ended August 31,				Period Ended 8/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$20.88	$22.76	$26.01	$25.88	$25.00
Income from investment operations:
Net investment income (loss)	1.32 (b)	1.16 (b)	0.49	0.28	0.08
Net realized and unrealized gain (loss)	0.44	(1.98)	(3.28)	0.47	0.87
Total from investment operations	1.76	(0.82)	(2.79)	0.75	0.95
Distributions paid to shareholders from:
Net investment income	(1.09)	(0.89)	(0.39)	(0.29)	(0.07)
Net realized gain	—	—	(0.07)	(0.33)	—
Return of capital	(0.13)	(0.17)	—	—	—
Total distributions	(1.22)	(1.06)	(0.46)	(0.62)	(0.07)
Net asset value, end of period	$21.42	$20.88	$22.76	$26.01	$25.88
Total return (c)	8.83%	(3.62)%	(10.87)%	2.93%	3.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$72,819	$78,298	$185,507	$227,544	$25,877
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75% (d)
Ratio of net expenses to average net assets	0.75%	0.71%	0.65%	0.65%	0.65% (d)
Ratio of net investment income (loss) to average net assets	6.42%	5.35%	1.90%	0.98%	0.94% (d)
Portfolio turnover rate (e) (f)	408%	405%	678%	678%	186%

(a)	Inception date is April 29, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)
The portfolio turnover rate not including mortgage dollar rolls was 130%, 93%, 272%, 299% and 21% for the periods ending August 31, 2024,
August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, respectively.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust TCW Emerging Markets Debt ETF (EFIX)

	Year Ended August 31,			Period Ended 8/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$15.30	$15.56	$19.95	$20.00
Income from investment operations:
Net investment income (loss)	1.03 (b)	0.99 (b)	0.70	0.40
Net realized and unrealized gain (loss)	1.13	(0.29)	(4.33)	(0.02)
Total from investment operations	2.16	0.70	(3.63)	0.38
Distributions paid to shareholders from:
Net investment income	(1.02)	(0.96)	(0.76)	(0.43)
Return of capital	(0.01)	—	—	—
Total distributions	(1.03)	(0.96)	(0.76)	(0.43)
Net asset value, end of period	$16.43	$15.30	$15.56	$19.95
Total return (c)	14.63%	4.67%	(18.52)%	1.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,905	$31,365	$7,782	$19,950
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95% (d)
Ratio of net expenses to average net assets	0.95%	0.92%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	6.56%	6.53%	4.00%	3.75% (d)
Portfolio turnover rate (e)	98%	151%	125%	100%

(a)	Inception date is February 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2024
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the four funds (each a “Fund” and collectively, the “Funds”), each a diversified series of the Trust, listed below:

First Trust TCW Opportunistic Fixed Income ETF – (Nasdaq, Inc. (“Nasdaq”) ticker “FIXD”)
First Trust TCW Unconstrained Plus Bond ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “UCON”)
First Trust TCW Securitized Plus ETF – (NYSE Arca ticker “DEED”)
First Trust TCW Emerging Markets Debt ETF – (NYSE Arca ticker “EFIX”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. FIXD’s, UCON’s, and DEED’s investment objective is to seek to maximize long-term total return. EFIX’s investment objective is to seek to provide high total return from current income and capital appreciation. Each of FIXD and UCON seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in fixed income securities. DEED seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in securitized debt securities. EFIX seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in debt securities issued or guaranteed by companies, financial institutions and government entities located in emerging market countries.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, municipal securities, capital preferred securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Options on swaps (“swaptions”) are valued by a third-party pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
Shares of open-end funds are valued based on NAV per share.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, TCW Investment Management Company LLC’s (“TCW” or the “Sub-Advisor”) or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the economic, political and social prospects/developments of the country of issue and the assessment of the country’s government leaders/officials (for sovereign debt only);
14)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
15)
the borrower’s/issuer’s competitive position within the industry;
16)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
17)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Funds or their investments.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At August 31, 2024, UCON held $7,108,875 of when-issued or delayed-delivery securities. At August 31, 2024, FIXD, UCON, and DEED held $875,838,124, $293,366,865 and $14,721,312, respectively, of forward purchase commitments.
C. Futures Contracts
Each Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, a Fund record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
D. Forward Foreign Currency Contracts
Each Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. Each Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and a Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, a Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Swap Agreements
Each Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed upon prices, rates, credit event, etc. Payment received or made by the Fund for swaps, if any, are recorded on the Statements of Operations as “Net realized gain (loss) on swap contracts.” When a swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, credit event, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statements of Assets and Liabilities.
FIXD and UCON held interest rate swap agreements at August 31, 2024. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund’s maximum interest rate risk to meet its future payments under swap agreements is equal to the total notional amount as shown on the Portfolio of Investments.
EFIX held credit default swap contracts (“CDS”) during the period, but had no open positions at August 31, 2024. A fund may enter into credit default swap contracts for investment purposes or to manage credit risk. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.
A CDS can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.
A CDS is marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a CDS sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.
F. Options and Swaptions
FIXD may invest in option contracts to adjust its exposure to interest rate risk. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the Fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the Fund loses an amount equal to the market value of the option written less the premium received.
FIXD and UCON may invest in options on swaps (swaptions), which are transacted over-the-counter (“OTC”) and not on an exchange. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. Each Fund’s maximum equity price risk for purchased options is limited to the premium initially paid.
FIXD may purchase or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
When a Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options contracts purchased, at value” on the Statements of Assets and Liabilities. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
When a Fund purchases a call or put swaption, the premium paid represents the cost of the call or put swaption, which is included in “Swaptions contracts purchased, at value” on the Statements of Assets and Liabilities and is subsequently adjusted daily to the current market value of the option purchased. Fluctuations in the value of the swaptions are recorded in the Statements of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. If a Fund elects to allow a put swaption to expire, then the interest rate risk for purchased swaptions is limited to the premium initially paid. Any gain or loss on swaptions is included in “Purchased/Written swaptions contracts” on the Statements of Operations.
G. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
The Funds do not have the right to offset financial assets and financial liabilities related to options and swaptions contracts, forward foreign currency contracts, futures contracts or swap contracts on the Statements of Assets and Liabilities.
H. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in “Net realized gain (loss) on investments” on the Statements of Operations.
I. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on each Fund’s Portfolio of Investments.
J. Mortgage Dollar Rolls
Each Fund may invest, without limitation, in mortgage dollar rolls. The Funds intend to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Funds’ Sub-Advisor. In a mortgage dollar roll, a Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in a Fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
K. Restricted Securities
DEED invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of August 31, 2024, DEED held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
DEED
GS Mortgage Securities Trust, Series 2011-GC5, Class XA, IO, 0.09%, 08/10/44	05/19/20	$1,153,422	$0.00 *	$0	$3	0.00%**
SMRT, Series 2022-MINI, Class XCP, IO, 0.00%, 01/15/39	01/24/22	105,000,000	0.00 *	0	110	0.00 **
				$0	$113	0.00%**

*	Amount is less than $0.01.
**	Amount is less than 0.01%.
L. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust TCW Opportunistic Fixed Income ETF	$215,231,004	$—	$—
First Trust TCW Unconstrained Plus Bond ETF	108,036,752	—	—
First Trust TCW Securitized Plus ETF	3,552,285	—	414,467
First Trust TCW Emerging Markets Debt ETF	2,368,547	—	22,005

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust TCW Opportunistic Fixed Income ETF	$145,560,753	$—	$—
First Trust TCW Unconstrained Plus Bond ETF	66,620,002	—	—
First Trust TCW Securitized Plus ETF	4,231,827	—	816,175
First Trust TCW Emerging Markets Debt ETF	1,483,502	—	—
As of August 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust TCW Opportunistic Fixed Income ETF	$(169,335)	$(697,381,991)	$(137,544,005)
First Trust TCW Unconstrained Plus Bond ETF	(174,754)	(25,703,047)	(11,373,428)
First Trust TCW Securitized Plus ETF	—	(38,795,317)	(2,472,795)
First Trust TCW Emerging Markets Debt ETF	(74,371)	(2,556,915)	1,894,856
M. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of August 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust TCW Opportunistic Fixed Income ETF	$697,381,991
First Trust TCW Unconstrained Plus Bond ETF	25,703,047
First Trust TCW Securitized Plus ETF	38,795,317
First Trust TCW Emerging Markets Debt ETF	2,556,915
During the taxable year ended August 31, 2024, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust TCW Unconstrained Plus Bond ETF	$3,055,056

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Capital Loss Utilized
First Trust TCW Emerging Markets Debt ETF	$432,453
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2024, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
First Trust TCW Opportunistic Fixed Income ETF	$169,335	$—
First Trust TCW Unconstrained Plus Bond ETF	174,754	—
First Trust TCW Emerging Markets Debt ETF	2,254	—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust TCW Opportunistic Fixed Income ETF	$9,056,600	$(9,056,600)	$—
First Trust TCW Unconstrained Plus Bond ETF	4,882,035	(4,882,035)	—
First Trust TCW Securitized Plus ETF	(1,041,270)	1,041,270	—
First Trust TCW Emerging Markets Debt ETF	(31,247)	31,247	—
As of August 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust TCW Opportunistic Fixed Income ETF	$7,080,734,857	$76,640,995	$(214,202,034)	$(137,561,039)
First Trust TCW Unconstrained Plus Bond ETF	3,233,457,468	56,113,432	(67,496,404)	(11,382,972)
First Trust TCW Securitized Plus ETF	94,758,227	953,482	(3,426,061)	(2,472,579)
First Trust TCW Emerging Markets Debt ETF	39,469,891	2,181,808	(286,947)	1,894,861
N. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
TCW serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
Agreement among the Trust, on behalf of the Funds, the Advisor and TCW, First Trust will supervise TCW and its management of the investment of each Fund’s assets and will pay TCW for its services as the Funds’ sub-advisor. TCW receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to TCW will be reduced to reflect the reduction in the Advisor’s management fee. First Trust will also be responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net asset (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FIXD	UCON	DEED	EFIX
Fund net assets up to and including $2.5 billion	0.65000%	0.85000%	0.75000%	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.82875%	0.73125%	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.80750%	0.71250%	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.78625%	0.69375%	0.87875%
Fund net assets greater than $10 billion	0.58500%	0.76500%	0.67500%	0.85500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2024, the cost of purchases and proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust TCW Opportunistic Fixed Income ETF
U.S. Government securities	$28,005,592,899	$27,034,570,535
Non-U.S. Government securities	615,551,256	963,298,587
First Trust TCW Unconstrained Plus Bond ETF
U.S. Government securities	5,867,714,205	5,615,073,729
Non-U.S. Government securities	996,551,286	484,198,957
First Trust TCW Securitized Plus ETF
U.S. Government securities	332,894,875	333,342,865
Non-U.S. Government securities	5,364,944	21,377,249

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
	Purchases	Sales
First Trust TCW Emerging Markets Debt ETF
U.S. Government securities	$—	$—
Non-U.S. Government securities	41,008,723	34,263,110
For the fiscal year ended August 31, 2024, the Funds had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FIXD
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$132,191	Unrealized depreciation on forward foreign currency contracts	$1,478,010
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	239,869	Unrealized depreciation on futures contracts*	2,308,891
Swap contracts	Interest Rate Risk	Swap contracts, at value	—	Swap contracts, at value	702,525
UCON
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	71,015	Unrealized depreciation on forward foreign currency contracts	761,710
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	3,245,193	Unrealized depreciation on futures contracts*	1,819,731
Swap contracts	Interest Rate Risk	Swap contracts, at value	—	Swap contracts, at value	83,279
DEED
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	32,602
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	2,123	Unrealized depreciation on futures contracts*	30,429
EFIX
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	2,399

*
Includes cumulative appreciation/depreciation on futures contracts as reported in each Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FIXD	UCON	DEED	EFIX
Credit Risk Exposure
Net realized gain (loss) on swap contracts	$—	$—	$—	$(383)
Net change in unrealized appreciation (depreciation) on swap contracts	—	—	—	7,792

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024

Statements of Operations Location	FIXD	UCON	DEED	EFIX
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$945,708	$419,034	$17,903	$786
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(1,570,083)	(796,531)	(50,851)	(2,399)
Interest Rate Risk Exposure
Net realized gain (loss) on:
Futures contracts	3,609,511	7,469,924	(49,175)	—
Swap contracts	457,343	54,184	—	—
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(5,598,805)	2,304,506	(198,180)	—
Swap contracts	(557,810)	(66,124)	—	—
FIXD
The average notional value of forward foreign currency contracts outstanding during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $66,428,426.
The average notional value of futures contracts during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $1,517,135,957.
The average notional value of interest rate swaps during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $27,661,000.
UCON
The average notional value of forward foreign currency contracts outstanding during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $32,010,832.
The average notional value of futures contracts during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $946,511,632.
The average notional value of interest rate swaps during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $3,279,000.
DEED
The average notional value of forward foreign currency contracts outstanding during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $2,021,383.
The average notional value of futures contracts during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $22,412,456.
EFIX
The average notional value of forward foreign currency contracts outstanding during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $23,881.
The average notional value of credit default swaps during the fiscal year ended August 31, 2024, which is indicative of the volume of this derivative type, was $145,000.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024
the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2025.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust TCW Opportunistic Fixed Income ETF, First Trust TCW Unconstrained Plus Bond ETF, First Trust TCW Securitized Plus ETF, and First Trust TCW Emerging Markets Debt ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust TCW Opportunistic Fixed Income ETF	For the years ended August 31, 2024, 2023, 2022, 2021, and 2020
First Trust TCW Unconstrained Plus Bond ETF	For the years ended August 31, 2024, 2023, 2022, 2021, and 2020
First Trust TCW Securitized Plus ETF	For the years ended August 31, 2024, 2023, 2022, and 2021, and for the period from April 29, 2020 (commencement of investment operations) through August 31, 2020
First Trust TCW Emerging Markets Debt ETF	For the years ended August 31, 2024, 2023, and 2022, and for the period from February 17, 2021 (commencement of investment operations) through August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
October 25, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended August 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended August 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and TCW Investment Management Company LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust TCW Emerging Markets Debt ETF (EFIX)
First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Securitized Plus ETF (DEED)
First Trust TCW Unconstrained Plus Bond ETF (UCON)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management teams, including the Board’s prior meetings with members of the portfolio management teams. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for one or more periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that EFIX outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023; that FIXD underperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2023, outperformed its benchmark index for the one-year period ended December 31, 2023 and underperformed its

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
benchmark index for the three- and five-year periods ended December 31, 2023; that DEED outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023 and underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2023; and that UCON outperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2023, outperformed its benchmark index for the one- and five-year periods ended December 31, 2023 and underperformed its benchmark index for the three-year period ended December 31, 2023. The Board noted the Advisor’s discussion of FIXD’s performance at the April 25, 2024 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor believes economies of scale in managing fixed-income portfolios are limited, that the current sub-advisory fees appropriately reflect economies of scale, and that the Sub-Advisor continually assesses opportunities to improve service delivery by reinvesting profits back into the business. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that the Sub-Advisor does not accrue any ancillary or indirect benefits due to its relationship with the Funds, and that the Sub-Advisor’s U.S./Developed Markets and Emerging Markets Fixed Income teams do not enter into soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $2,721,360. This figure is comprised of $119,716 paid (or to be paid) in fixed compensation and $2,601,644 paid (or to be

Other Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2024 (Unaudited)
paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $1,359,447 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,361,913 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders for the taxable year ended August 31, 2024 that were properly designated by each Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distribution made by each Fund during the fiscal year ended August 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VIII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 12, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 12, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	November 12, 2024

* Print the name and title of each signing officer under his or her signature.